UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1.	Report to Stockholders

THRIVENT FINANCIAL®

THRIVENT SERIES FUND, INC.

Annual Report
December 31, 2016

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Dear Member:

In the past, my letters have often focused on the performance and rankings of our Portfolios, but this time I thought it would be a good opportunity to give a more personal perspective of the work we do here at Thrivent Financial in managing the assets you have entrusted to us. That is not to say that I do not continue to be proud of the performance of our Portfolios. Our investment team of more than 100 investment professionals continues to work tirelessly to help you be wise with money and achieve your investment goals. I encourage you to take the time to read this annual report, including the discussion of the performance of each of the Portfolios by the individual portfolio managers.

Mentioning the hard work of our investment team brings to mind a phrase from “The Thrivent Way,” which is Thrivent’s statement of our mission and who we are as an organization. Every person in our organization is aligned around the principles embodied in The Thrivent Way, which permeates the work we do every day. You can find the full text of The Thrivent Way on Thrivent’s website at Thrivent.com/about-us/what-makes-us-different. The last line of The Thrivent Way states that we will “live balanced and generous lives.” I’ll admit that the first time I read a draft of that statement, I thought to myself, “Do people really want an investment manager who leads a balanced life? Or would they rather have a manager who lives a painfully unbalanced life in single-minded pursuit of investment returns?”

I am happy to say that in my experience, our investment professionals do as well as anyone in our organization at living The Thrivent Way, including leading balanced and generous lives. And I think that you, our members, may be better off because of it. At Thrivent, we don’t seek to make a quick buck by doing a lot of short-term trading. We are investors, not traders. If there’s one characteristic that defines our investment approach, I would say it is that we take a long-term view of the markets and of our performance. As an organization that’s been around for more than 100 years, the concept of taking a long-term approach is ingrained in our DNA.

A second characteristic of our investment approach is that we are disciplined. We won’t stray from the investment objectives of the products you invest in. You can count on us to manage your money the way we said we would. People who live balanced and generous lives are, in my opinion, better suited to take such a long-term, disciplined view and less likely to sacrifice long-term results or style consistency for short-term gains. And I believe that our approach has contributed to our investment results.

But living balanced and generous lives doesn’t mean we don’t work hard. Quite the opposite. I’ve worked with numerous money management firms over the course of my career and have never met investment professionals who were more diligent and dedicated than our team at Thrivent. That reminds me of a personal anecdote, if you’ll indulge me. Last summer I was driving home from work one day and the famous Harry Chapin song Cat’s in the Cradle came on. I heard a verse that made me think of my two boys:

My son turned 10 just the other day.

He said, “Thanks for the ball, Dad, come on let’s play.

Can you teach me to throw?” I said, “Not today,

I got a lot to do. “He said, “That’s OK.’”

Admittedly, I started to tear up a little thinking about how my boys would be grown before I knew it. And I naturally had a feeling come over me, wondering if I, too, sometimes prioritized work over family too often. But then it occurred to me—I had left work a little early that day to coach my son’s baseball practice. And he was, in fact, 10 years old. But this little story made me think about how living The Thrivent Way has helped me lead a balanced life for the benefit of my wife and children.

Living a balanced life also doesn’t mean never staying late at the office, never coming in early, or never working over the weekend. I honestly believe that the best work I’ve done for Thrivent in my nearly 11 years here has been done outside normal working hours, often at my home. It’s the new ideas you may not have the time to consider during the workday that you may wish to ponder on your own time. Or the transaction that just needs some extra effort to get across the finish line. And I believe it’s good for children to see a parent working hard, going to work early, or staying late into the evening from time to time. Being a good steward of God’s gifts means not only being wise with money, but working hard and doing our best to make the most of all of the talents that God has given us as individuals.

In many communications you receive from Thrivent, we will mention that our mission is to help people be wise with money and live generously. It’s not just a motto or a slogan; it’s a description of who we are. I had the privilege of observing some focus groups a couple months ago in which we asked folks about their investment needs, concerns and preferences. In one of the sessions, we asked a group of people who were unfamiliar with Thrivent whether they would be interested in working with an organization that had our investment capabilities and had a mission such as ours. One participant said, “I would love to, but I don’t believe such an organization could exist.” Well, here we are. And the more than 100 investment professionals at Thrivent Financial are working hard every day to help you meet your financial goals—and to do our best to see that all of us are able to be wise with money and live balanced and generous lives. That’s The Thrivent Way.

Sincerely,

David S. Royal

President

Thrivent Series Fund, Inc.

Dear Member:

During a historic year that culminated in the election of a new president, the stock market experienced strong performance, spurred by falling unemployment and a rebound in oil prices after a rocky start to the year.

Although the economy was still hampered by softness in the labor market and productivity growth, the Federal Reserve finally demonstrated enough confidence in it to raise interest rates in December by 0.25%, to the 0.50% to 0.75% range. It was the first Fed rate hike since December 2015.

Economic Review

Gross domestic product (GDP), which is the broadest measure of economic output, grew at a seasonally adjusted annual rate of 1.4% in the second quarter and 3.5% in the third quarter, according to the U.S. Commerce Department, although we believe the 3.5% third quarter rate is somewhat misleading. Net trade added 0.8%, but that was driven by a surge in soybean exports due to a drought in South America. In addition, an inventory build-up added 0.6%. Neither development is considered to be sustainable.

Unemployment reached a nine-year low of 4.6% in November, and closed the year at 4.7%, according to the U.S. Department of Labor. The economy has experienced 75 consecutive months of job growth through December, with a total of 2.2 million new nonfarm jobs added in 2016. However, the Labor Force Participation Rate for those in their prime working years (ages 25 to 54) remains at a low level of about 81.5%, which is about 1.5% below the pre-recession level.

After a summer swoon, retail sales were solid to close out the final months of 2016. Year-over-year, retail and food services sales were up 3.8% through November, according to the U.S. Commerce Department.

The other big economic story for 2016 was the improving oil market. After dropping to a low of $26.21 per barrel (West Texas Intermediate crude) on February 11, oil prices rebounded through the remainder of the year. Oil closed the year at $53.72 per barrel—a 45% increase for the year.

Market Review

The S&P 500 Index finished 2016 with a gain of 9.54% for the year, as it moved up from 2,043.94 to 2,238.83. The real annual return for the S&P, including dividends and distributions, was 11.96%. The Nasdaq also had a solid year, finishing 2016 at 5,383.12 after ending 2015 at 5,007.41—an increase of 7.50%.

Leading sectors of the S&P 500 for 2016 included energy, telecommunications and financials, which all gained more than 20% for the year, followed by industrials, materials, utilities, and information technology, all with double-digit gains. The only loser for 2016 was health care, which was down 2.7% for the year after a 4% drop in December. (S&P sector indexes reflect the composite performance of the stocks that comprise each of the 11 industrial sector groupings of the S&P 500 Index.)

International stocks remained sluggish as the tepid economy brought on by the Great Recession still lingered. For the year, the MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, dropped 1.88%.

In the fixed-income market, higher risk assets continued their multi-year run of exceptional relative performance, with the lowest quality sector of the market, CCC-rated bonds, up nearly 30% on a total return basis. Longer-maturity U.S. Treasury bond prices soared more than 20% early in the year, only to give up those price gains near the end of the year. Interest rates in the U.S. market were among the lowest in history, with market rates on 10-year U.S. Treasuries sinking to a historical low of 1.32% in July. But rates rebounded in the second half, closing the year at 2.45%.

Our Outlook

While a strengthening U.S. dollar will make U.S. exporters less competitive abroad, we believe the U.S. stock market remains the best relative investment opportunity in the world for 2017. Asia continues to be relatively unattractive entering 2017; Europe, including the U.K., retains significant potential, even though it may be less resilient to political and international trade challenges.

In the fixed-income market, we expect interest rates to continue rising modestly. As in 2016, we expect the market will be bumpy in 2017. Thus, we recommend caution in terms of duration, with a preference for shorter-term maturities.

We continue to have modest expectations for the economy in 2017. The consensus estimate for real GDP growth in 2017 is 2.3%, according to Blue Chip Economic Indicators (based on a monthly survey of more than 50 leading economists). Our expectation for growth is slightly lower than the consensus. Although we are not projecting a recession in the near term, we believe the risk of recession in the next 12 months remains elevated.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Series Fund, Inc.

THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

* Effective April 29, 2016, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, were added as Portfolio Co-Managers

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Aggressive Allocation Portfolio earned a return of 10.11%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth category, of 7.96%. The Portfolio’s market benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 11.96%, 2.65% and 4.50%, respectively.

What factors affected the Portfolio’s performance?

The primary factors impacting performance were the Portfolio’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Portfolio with a moderate underweighting to equity securities for much of the period, which modestly detracted from results given the late surge in equity prices. The Portfolio was also modestly overweighted in international securities versus our strategic targets within equities, which further limited returns. That being said, both of these shortfalls were more than offset by the strong performance of the Portfolio’s mid-and small-cap managers across all style allocations of value, core and growth. In large cap, our value allocation performed in line with its respective peers while our growth manager—following three prior strong years—fell behind the benchmark for the period.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another increase in late 2016, which eventually took place in December. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory.

The fixed-income portion of the Portfolio outperformed in part because it was positioned with a long duration. This duration stance made the fixed-income portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Portfolio also benefited from the flattening in the Treasury yield curve. Additionally, the Portfolio was overweighted in Treasury Inflation Protected Securities (TIPS), which performed well on a relative basis as inflation expectations rose. TIPS are Treasury securities indexed to inflation to help provide investors with protection against higher inflation.

Derivatives—in the form of futures contracts traded on major exchanges—are used in both the equity and fixed-income segments of the Portfolio. The use of equity futures allowed us to tactically adjust our exposure to a segment while minimizing transaction costs. Fixed-income futures were used to adjust the Portfolio’s duration, or sensitivity to interest rate changes. Cash positions held in the Portfolio largely reflect—in conjunction with the stated futures holdings—the full notional or market values of the futures positions we own. They do not reflect a tactical allocation to cash.

What is your outlook?

Equity valuations are quite full, particularly with the late-year surge in equity prices, and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals, with the recently added assumption that the new administration’s policies will be more business friendly. Markets are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
10.11%	10.62%	5.30%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the per formance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

*	Effective April 29, 2016, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, were added as Portfolio Co-Managers

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 10.23%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 7.15%. The Portfolio’s market benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 11.96%, 2.65% and 4.50%, respectively.

What factors affected the Portfolio’s performance?

The primary factors impacting performance were the Portfolio’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Portfolio with a moderate underweighting to equity securities for much of the period, which modestly detracted from results given the late surge in equity prices. The Portfolio was also modestly overweighted in international securities versus our strategic targets within equities, which further limited returns. That being said, both of these shortfalls were more than offset by the strong performance of the Portfolio’s mid-and small-cap managers across all style allocations of value, core and growth. In large cap, our value allocation performed in line with its respective peers while our growth manager—following three prior strong years—fell behind the benchmark for the period.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another increase in late 2016, which eventually took place in December. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory.

The fixed-income portion of the Portfolio outperformed in part because it was positioned with a long duration. This duration stance made the fixed-income portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Portfolio also benefited from the flattening in the Treasury yield curve. Additionally, the Portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of the sector posted stronger returns. This was offset by strong performance from the Portfolio’s investment-grade corporate bonds and leveraged loans.

Derivatives—in the form of futures contracts traded on major exchanges—are used in both the equity and fixed-income segments of the Portfolio. The use of equity futures allowed us to tactically adjust our exposure to a segment while minimizing transaction costs. Fixed-income futures were used to adjust the Portfolio’s duration, or sensitivity to interest rate changes. Cash positions held in the Portfolio largely reflect—in conjunction with the stated futures holdings—the full notional or market values of the futures positions we own. They do not reflect a tactical allocation to cash.

What is your outlook?

Equity valuations are quite full, particularly with the late-year surge in equity prices, and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals, with the recently added assumption that the new administration’s policies will be more business friendly. Markets are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
10.23%	9.68%	5.19%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

*	Effective April 29, 2016, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, were added as Portfolio Co-Managers

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Moderate Allocation Portfolio earned a return of 8.89%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 6.15%. The Portfolio’s market benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 11.96%, 2.65%, and 4.50%, respectively.

What factors affected the Portfolio’s performance?

The primary factors impacting performance were the Portfolio’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Portfolio with a moderate underweighting to equity securities for much of the period, which modestly detracted from results given the late surge in equity prices. The Portfolio was also modestly overweighted in international securities versus our strategic targets within equities, which further limited returns. That being said, both of these shortfalls were more than offset by the strong performance of the Portfolio’s mid- and small-cap managers across all style allocations of value, core and growth. In large cap, our value allocation performed in line with its respective peers while our growth manager—following three prior strong years—fell behind the benchmark for the period.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another increase in late 2016, which eventually took place in December. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory.

The fixed-income portion of the Portfolio outperformed in part because it was positioned with a long duration. This duration stance made the fixed-income portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Portfolio also benefited from the flattening in the Treasury yield curve. Additionally, the Portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of the sector posted stronger returns. This was offset by strong performance from the Portfolio’s investment-grade corporate bonds and leveraged loans.

Derivatives—in the form of futures contracts traded on major exchanges—are used in both the equity and fixed-income segments of the Portfolio. The use of equity futures allowed us to tactically adjust our exposure to a segment while minimizing transaction costs. Fixed-income futures were used to adjust the Portfolio’s duration, or sensitivity to interest rate changes. Cash positions held in the Portfolio largely reflect—in conjunction with the stated futures holdings—the full notional or market values of the futures positions we own. They do not reflect a tactical allocation to cash.

What is your outlook?

Equity valuations are quite full, particularly with the late-year surge in equity prices, and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals, with the recently added assumption that the new administration’s policies will be more business friendly. Markets are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
8.89%	8.06%	4.96%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal. The Portfolio invests in other Thrivent Portfolios and in directly-held equity and debt instruments. The Portfolio is subject to its own operating expenses and risks, as well as the operating expenses and risks of the other portfolios in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

*	Effective April 29, 2016, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, were added as Portfolio Co-Managers

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 7.24%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 4.92%. The Portfolio’s market benchmarks, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA-USD Net Returns, earned returns of 11.96%, 2.65%, and 4.50%, respectively.

What factors affected the Portfolio’s performance?

The primary factors impacting performance were the Portfolio’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Portfolio with a moderate underweighting to equity securities for much of the period, which modestly detracted from results given the late surge in equity prices. The Portfolio was also modestly overweighted in international securities versus our strategic targets within equities, which further limited returns. That being said, both of these shortfalls were more than offset by the strong performance of the Portfolio’s mid- and small- cap managers across all style allocations of value, core and growth. In large cap, our value allocation performed in line with its respective peers, while our growth manager—following three prior strong years—fell behind the benchmark for the period.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another increase in late 2016, which eventually took place in December. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory.

The fixed-income portion of the Portfolio outperformed in part because it was positioned with a long duration. This duration stance made the fixed-income portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Portfolio also benefited from the flattening in the Treasury yield curve. Additionally, the Portfolio was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of the sector posted stronger returns. This was offset by strong performance from the Portfolio’s investment-grade corporate bonds and leveraged loans.

Derivatives—in the form of futures contracts traded on major exchanges—are used in both the equity and fixed-income segments of the Portfolio. The use of equity futures allowed us to tactically adjust our exposure to a segment while minimizing transaction costs. Fixed-income futures were used to adjust the Portfolio’s duration, or sensitivity to interest rate changes. Cash positions held in the Portfolio largely reflect—in conjunction with the stated futures holdings—the full notional or market values of the futures positions we own. They do not reflect a tactical allocation to cash.

What is your outlook?

Equity valuations are quite full, particularly with the late-year surge in equity prices, and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals, with the recently added assumption that the new administration’s policies will be more business friendly. Markets are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
7.24%	6.07%	4.41%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GROWTH AND INCOME PLUS PORTFOLIO

Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, John T. Groton, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Growth and Income Plus Portfolio earned a return of 6.63%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 7.15%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 7.51%, 1.67% and 14.09%, respectively. The Portfolio’s fourth market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Portfolio’s performance?

Stock and bond markets turned in solid results in 2016 as the economy accelerated, oil prices rebounded, unemployment fell to a nine-year low, and interest rates and inflation both remained modest. Those conditions proved especially fertile for small-company stocks and high-yield bonds, both of which typically do best when economic conditions are favorable. The Portfolio raised its allocation to equities to 66% by year-end from 62.7% at the start the year, with all the increase allocated to domestic equities. The remainder of the Portfolio was invested in fixed-income securities.

Within the equity sleeve, small-cap and mid-cap stocks substantially outperformed large-cap stocks. All three groups posted positive results but lagged benchmark returns. Energy stocks were among the top performers. Real estate investment trusts (REITs), telecommunication services shares and utilities stocks delivered strong absolute and relative performances, while health care and consumer discretionary stocks detracted from returns. International stock holdings posted a modestly negative return, with losses concentrated in the U.K. following its vote to exit the European Union.

In the fixed-income sleeve, alternative investments—a group that included closed-end funds, exchange-traded funds and preferred shares—turned in the best returns, earning about 26% before expenses. Securitized assets—mostly mortgage-backed securities—were the weakest performers but still earned about 4.5% before expenses.

The Portfolio underperformed its peer group largely by virtue of having a larger allocation to international equities, which dramatically underperformed domestic equities and the fixed-income market. Derivatives, in the form of futures contracts traded on major exchanges, were used in both the equity and fixed-income segments of the Portfolio. Equity futures were used to tactically adjust exposure to various market segments while minimizing transaction costs. Fixed-income futures were used to adjust duration, or sensitivity to interest rates, within the Portfolio’s fixed-income sleeve. The Portfolio had a cash position in excess of 5% of assets at various times due to large inflows that took some time to put to work. Cash levels were below 5% at year-end.

What is your outlook?

We anticipate the U.S. economy will continue to grow at a modest pace in 2017, with interest rates and inflation likely to rise modestly. To minimize the impact of rising rates on our fixed-income portfolio, we may shorten its duration. We are cautious on the outlook for fixed-income and do not anticipate returns matching those from 2016. In the equity markets, concerns about high valuations and the sustainability of corporate profit growth are being compounded by the political uncertainty associated with a new administration in Washington. Still, the administration’s pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. That could boost demand for energy, material, industrial and financial stocks.

The outlook for international equities is mixed, weighed down by what we expect will be flat-to-negative economic growth in Japan, slow growth in Europe, and slowing growth in China—all exacerbated by a strong U.S. dollar.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	From Inception 4/30/2008
6.63%	8.19%	3.80%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

John T. Groton, CFA, Stephen D. Lowe, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Balanced Income Plus Portfolio earned a return of 7.06%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 6.15%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 7.51%, 1.67% and 14.09%, respectively. The Portfolio’s fourth market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Portfolio’s performance?

Stock and bond markets turned in solid results in 2016 as the economy accelerated, oil prices rebounded, unemployment fell to a nine-year low, and interest rates and inflation both remained modest. Those conditions proved especially fertile for small-company stocks and high-yield bonds, which typically do best when economic conditions are favorable.

Throughout the course of the year, the Portfolio allocated about 46% of its holdings to equities and the remainder to fixed-income securities. Alternative investments, including closed-end funds, exchange-traded funds and preferred shares, turned in the best returns within the fixed-income sleeve, earning about 26% before expenses. High-yield bonds and leveraged loans earned about 11.2% and 10.4%, respectively. Securitized assets—mostly mortgage-backed securities—were the weakest fixed-income performers, but still earned about 4.5%.

Within the equity sleeve, small-cap and mid-cap stocks substantially outperformed large-cap stocks. All three groups posted positive results but lagged benchmark returns. Energy stocks were among the equity sleeve’s top performers. Real estate investment trusts, telecommunication services shares and utilities stocks delivered strong absolute and relative performances, while health care and consumer discretionary stocks detracted from returns. International stock holdings posted a modestly negative return, with losses concentrated in the U.K. following its vote to exit the European Union.

The Portfolio outperformed its peer group largely due to the strong performance of its fixed-income sleeve, which was overweighted toward “spread” products, including corporate bonds and alternatives, that delivered significantly higher returns than Treasuries.

Derivatives, in the form of futures contracts traded on major exchanges, were used in both the equity and fixed-income segments of the Portfolio. Equity futures were used to tactically adjust exposure to various market segments while minimizing transaction costs. Fixed-income futures were used to adjust duration, or sensitivity to interest rates, within the Portfolio’s fixed-income sleeve.

What is your outlook?

We anticipate the U.S. economy will continue to grow at a modest pace in 2017, with interest rates and inflation likely rising modestly. To minimize the impact of rising rates on our fixed-income portfolio, we may shorten its duration. Overall, we are cautious on the outlook for fixed-income, and do not anticipate returns matching those from 2016.

In the equity markets, concerns about high valuations and the sustainability of corporate profit growth are being compounded by the political uncertainty associated with a new administration taking office in Washington. Still, administration pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. That could boost demand for energy, material, industrial and financial stocks. The outlook for international equities is mixed, weighed down by what we expect will be flat-to-negative economic growth in Japan, slow growth in Europe, and slowing growth in China—all exacerbated by a strong U.S. dollar.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
7.06%	8.49%	5.35%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, John T. Groton, CFA, Noah J. Monsen, CFA, and Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Diversified Income Plus Portfolio earned a return of 7.08%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 4.92%. The Portfolio’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 7.51%, 1.67% and 14.09%, respectively. The Portfolio’s fourth market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Portfolio’s performance?

Stock and bond markets posted solid returns as the economy accelerated, oil prices rebounded, unemployment fell to a nine-year low, and interest rates and inflation remained modest. Those conditions proved especially fertile for small-company stocks and high-yield bonds, both of which tend to do best when economic conditions are improving.

The Portfolio allocated about 27% of its holdings to equities and the remainder to fixed-income securities. Alternative investments, including closed-end funds, exchange-traded funds and preferred shares, turned in the best returns within the fixed-income sleeve, earning about 14% before expenses. High-yield bonds and leveraged loans earned about 11.8% and 10.5%, respectively. Investment-grade corporate bonds were the Portfolio’s weakest performers, earning about 3%.

Within the equity sleeve, small-cap and mid-cap stocks substantially outperformed large-cap stocks. All three groups posted positive returns but lagged their respective indexes. Energy stocks were among the top performers. Yield-sensitive real estate investment trusts (REITs), telecommunication services and utilities stocks delivered strong absolute and relative performances, while health care and consumer discretionary stocks detracted from returns. International stocks posted a modestly negative return, with the biggest losses concentrated in the U.K. following that country’s vote to exit the European Union.

The Portfolio outperformed its peer group largely due to the strong performance of its fixed-income sleeve. Fixed-income holdings included an overweighted allocation to “spread” products, including corporate bonds and alternatives, which significantly outperformed Treasuries. Derivatives, in the form of futures contracts traded on major exchanges, were used in both the equity and fixed-income segments of the Portfolio. Equity futures were used to tactically adjust exposure to various market segments while minimizing transaction costs. Fixed-income futures were used to adjust duration, or sensitivity to interest rates, within the Portfolio’s fixed-income sleeve.

What is your outlook?

We anticipate the U.S. economy will continue to grow at a modest pace in 2017, with interest rates and inflation likely rising modestly as well. To minimize the negative impact of rising rates on the Portfolio’s fixed-income sleeve, we may shorten its overall duration. Overall, we are cautious on the outlook for fixed-income, and consider it unlikely to deliver gains in 2017 on the order of those we saw in 2016.

In the equity markets, concerns about high valuations and the sustainability of corporate profits are compounded by the political uncertainty associated with a new administration in Washington. Still, the administration’s pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. That could boost demand for energy, material, industrial and financial stocks. The outlook for international equities is mixed, owing largely to what we believe will be flat-to-negative economic growth in Japan, slow growth in Europe, and slowing growth in China—all exacerbated by a strong U.S. dollar.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
7.08%	7.29%	5.47%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Michael G. Landreville, CFA and CPA (inactive) and Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Portfolio in a worse position than if it had not used these instruments.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Opportunity Income Plus Portfolio generated a return of 6.38%, compared with the median return of its peer group, the Lipper General Bond category, of 6.04%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, posted returns of 1.67% and 14.09%, respectively. The Portfolio’s third market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Portfolio’s performance?

Bond prices marched higher in the first half of 2016—particularly in the U.S. Treasury sector—as weak economic growth convinced investors the Federal Reserve would likely hold off on plans to raise interest rates. At the same time, a rebound in oil prices pushed prices up for high-yield bonds, particularly those issued by energy companies. Market conditions began to shift over the summer, though, as the pace of economic growth accelerated, renewing the chances of an interest-rate hike and further improving the outlook for both high-yield and investment-grade corporate bonds.

During the second half of the year, Treasuries—which are highly rate-sensitive—gave back their first-half gains, while corporate bonds continued to do well. The Fed finally announced a quarter-percentage-point increase in its target for the federal funds rate in December, pushing it to a range of 0.50% to 0.75%. This mirrored a similar increase the Fed had implemented the previous December, which was the central bank’s first interest-rate hike in nine years.

Alternative investments, a group that includes closed-end funds, exchange-traded funds and preferred shares, turned in the Portfolio’s best returns, earning about 26% before expenses. High-yield bonds and leveraged loans earned about 11.2% and 10.4%, respectively. Securitized assets—mostly mortgage-backed securities—were the Portfolio’s weakest performers, but still earned about 4.5% before expenses.

The Portfolio outperformed its peer group largely because of its substantially higher allocation to leveraged loans (nearly a third of the Portfolio’s holdings), a generally heavier weighting in corporate bonds, and its allocation to alternatives.

The Portfolio used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust the Portfolio’s duration, or sensitivity to interest rates. Interest-rate positioning—via cash and futures positions—proved modestly positive for Portfolio returns. The Portfolio also had a cash position in excess of 5% of assets at various times due to large inflows that took some time to put to work. Cash levels were below 5% at year-end.

What is your outlook?

We anticipate continued modest economic growth in 2017, with interest rates and inflation likely rising modestly as well. Corporate bonds, including high-yield bonds, appeared fairly priced at the start of the year. Valuations and prospects for nonagency mortgage-backed securities, floating-rate leveraged loans and preferred shares looked more favorable.

Many investors entered the new year optimistic that the policies of the incoming Donald Trump administration would be favorable for the economy, although details of those policies in many cases remained sketchy. That being said, the administration’s pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. We are cautious about the outlook for the fixed-income market given our expectation that interest rates should rise somewhat in 2017 and the fact that the yield spread between corporate and high-yield bonds is fairly tight after compressing considerably in 2016. Against this backdrop, it is unlikely the market will be able to deliver gains in 2017 on the magnitude of those we saw in 2016.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
6.38%	2.84%	4.28%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER HEALTHCARE PORTFOLIO
Subadvised by Sectoral Asset Management, Inc.
Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Partner Healthcare Portfolio earned a return of -16.01%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of -10.51%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Healthcare Index-USD Net Returns, earned a return of -6.81%.

What factors affected the Portfolio’s performance?

The key driver of the Portfolio’s underperformance for the year was its overweighted position in the biotechnology sector. After biotech stocks experienced a steep sell off in January and February 2016, we made a strategic decision to meaningfully overweight the sector, given the industry’s solid fundamentals and attractively low valuations. However, following this move, U.S. election concerns and a cyclical rally in the broader equity market served as significant headwinds to a biotech recovery. During 2016, the large-cap focused MSCI Biotechnology Index returned -12%, while the all-cap Nasdaq Biotechnology Index returned -21%.

In terms of individual holdings, the key detractors from the Portfolio’s performance included Ophthotech, which suffered a clinical setback with its eye drug Fovista, and Amicus Therapeutics and PTC Therapeutics, which experienced U.S. regulatory setbacks with their drugs, Migalastat and Translarna, respectively. Pharmaceutical stocks also modestly detracted largely because of the Portfolio’s lack of exposure to Johnson & Johnson.

On the other hand, the Portfolio benefited from an overweighted position in Merck and no exposure to Bristol-Myers Squibb, which reported negative clinical data with its immuno-oncology drug Opdivo for lung cancer to the benefit of competitor Merck. Medical technology stocks made a small positive contribution, including positions in product rollout stories such as NxStage Medical, Align Technology and Abiomed. The Portfolio also benefited from a position in St. Jude Medical after Abbott Laboratories announced its acquisition in April. While providers and services negatively impacted results, including positions in free-standing emergency room company Adeptus Health and behavioral health hospital Acadia Healthcare, telemedicine company Teladoc made a positive contribution. Returns also were aided by a position in cash because the position did not decline in value over the period.

What is your outlook?

Stocks in the health care sector are inexpensive based on a variety of measures. In the past 20 years, the health care sector’s valuation has fallen to a discount to the broad market on two occasions, and both times led to a period of health care outperformance. Our focus is on innovation and volume-driven growth. We believe we can best capitalize on innovation, both in terms of pricing inelasticity and health care system benefits, through mid- and small-cap biotechs and medtechs with revolutionary projects. The initial public offering (IPO) window of the past few years has dramatically increased this investment universe, while the sell off over the past 18 months has led to attractive valuations in many cases.

We are also interested in large-cap pharma and biotech stocks that are successfully executing on pipelines and topline growth, driven by volume, not pricing. Emerging markets continue to be an important theme for the global health care investor given the volume-driven benefits that result from health care’s position as a superior good. In contrast, we are cautious about large-cap medtechs, where valuations may be stretched and the likelihood of stagnation is significant. With limited exceptions, we fail to see how generics and specialty pharmas will turn around, despite the corrections in this segment.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	From Inception 4/30/2008
-16.01%	11.52%	8.60%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI World Healthcare Index (Net) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of 11.58%, compared with the median return of its peer group, the Lipper Emerging Markets category, of 9.06%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index-USD Net Returns, earned a return of 11.19%.

What factors affected the Portfolio’s performance?

The Portfolio’s outperformance was largely driven by positive stock selection. In Asia, the Portfolio’s underweighting to China contributed the most to performance, benefiting from the yuan weakness. The market also lagged the region based on concerns about high leverage in the banking sector and continued capital outflows, compelling the regulator to impose stricter rules on foreign currency purchases. Elsewhere, the Portfolio benefited from its underweighting to South Korea because its currency weakened following the vote to impeach the president. Indonesia’s Astra International added to relative performance, driven by robust car sales and new regulation to improve affordability. Against this, the Portfolio’s overweighting to the Philippines detracted, where market weakness reflected a persistent and deteriorating current account deficit as well as erosion of support for the peso. An underweighting to Taiwan, which outperformed the broader market, also hurt relative performance. Elsewhere, our large exposure to India detracted after the market sold off based on concerns about the impact of demonetization on the economy.

Latin America added to performance largely due to our overweighting to Brazil, where both the market and currency rallied. Sentiment was helped by the prospect of economic reform following the end of a lengthy impeachment process. Our holdings there, such as lender Banco Bradesco, shopping mall operator Multiplan and retailer Lojas Renner, contributed to relative outperformance. We also benefited from holding Argentinian steel pipe manufacturer Tenaris and Brazilian iron ore producer Vale, which rallied on improving sentiment toward commodity demand. Conversely, our overweighting to Mexico detracted after the stock market and the peso weakened because of negative sentiment regarding President-elect Donald Trump’s protectionist stance. This was further compounded by declines in Coca-Cola bottling franchise Femsa and lender Banorte due to concerns about their exposure to the domestic economy.

In Europe, the Middle East and Africa, Russia was the top-performing market, thanks to rising energy prices and a potential thawing of its relationship with the U.S. under the new administration. Lukoil in particular benefited from this. However, our overweighting to Turkey detracted after the lira continued to sell off due to political uncertainty and a credit-rating downgrade. Stock selection was also negative with BIM and Garanti underperforming the broader market.

The Portfolio was overweighted in the financial sector and stock selection was poor. The overweighted position was not a factor because the group performed well. However, our stock selections performed poorly relative to the group and were a meaningful detractor from performance.

What is your outlook?

Emerging markets posted decent gains in 2016 and outperformed developed markets, but the year ahead may prove to be difficult. With Donald Trump set to take office in January, his protectionist stance will be among the biggest concerns. His proposed tax cuts and fiscal stimulus could boost borrowing, forcing up interest rates. That would be positive for the dollar, but negative for emerging markets. That being said, most developing economies are in a better position to weather uncertainty than even a few years ago. Balance sheets are more robust, while they have also built up substantial reserves to counter currency weakness. Inflation is largely under control, giving central banks room to cut interest rates to support growth. Meanwhile, a recovery in oil prices should be a boon to commodity exporters. While uncertainties lie ahead, we are confident that our prudent approach will help us navigate these headwinds over the long run.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	From Inception 4/30/2008
11.58%	1.92%	2.42%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI Emerging Markets Index-USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Real Estate Securities Portfolio earned a return of 7.50%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 6.06%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 8.63%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stock performance was positive in 2016, supported by a modestly growing U.S. economy and continued low, though modestly rising interest rates. New construction occurred in certain property sectors including lodging, apartment and self-storage properties. However, this new supply was largely needed to meet strong demand in these property sectors, causing occupancy rates to remain generally stable. Rent growth accelerated in the industrial property sector due to strong demand, remained steady in retail properties, and decelerated (while still remaining positive) in the lodging, apartment and self-storage sectors. REITs performed well in this environment with steady earnings growth and stable dividend yields. During the second half of the year, REIT stock prices declined as a result of rising interest rates and the expectation that this trend will continue in 2017.

The Portfolio’s best-performing REIT property sectors were industrial, data centers and lodging. Property sectors that underperformed this year included self-storage and malls. The largest individual stock contributors to return included Digital Realty Trust (data centers), Prologis (industrial), Duke Realty Corporation (industrial) and Alexandria Real Estate Equities (office).

What is your outlook?

On August 31, 2016, the U.S. equity REIT sector was broken out from financials to become the 11th industry sector under the widely used Global Industry Classification Standard (GICS). As a result, REITs may begin to receive more attention from the generalist investment community, including portfolio managers who have historically avoided REITs. Fund flows to this sector were negative in 2016, and the outlook is cautious due to the expectation that interest rates will continue to rise. However, with the second half correction in 2016, REIT stocks enter 2017 at more attractive values. Multiple property sectors, including apartments, class-A malls and shopping centers, now trade at significant discounts to the underlying value of their existing assets. Fundamentals for commercial real estate are in equilibrium for most property types, with certain exceptions. Industrial properties are exhibiting strong demand due to the growth in eCommerce, and data centers show similar strength as a result of the growth in cloud storage and outsourcing of data storage. Sectors that are currently experiencing a moderation in rent growth due to new construction include lodging, apartments, self-storage and senior housing properties.

In 2017, we expect REIT earnings (funds-from-operations) growth will be 4% to 5%. Combined with their average dividend yield of 4%, we believe REIT stocks could generate an upper single-digit total return before expenses if valuations remain near current levels. Our strategy is to overweight best-in-class REITs that have high-quality real estate portfolios and experienced management teams. We continually search for attractive value in all REIT property sectors and adjust positions throughout the year in an attempt to maximize Portfolio performance and manage risk.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
7.50%	11.64%	4.96%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA, Portfolio Manager and James M. Tinucci, CFA, Associate Portfolio Manager

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Small Cap Stock Portfolio earned a return of 25.94%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 20.97%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 21.31%.

What factors affected the Portfolio’s performance?

The Portfolio provided strong results relative to its benchmark and Lipper peer group driven by sector allocations and favorable stock selection. In terms of sector allocations, the Portfolio benefited from having its largest underweighting in the consumer discretionary sector, which was one of the worst-performing sectors during the year, and its largest overweighting in financial services, which was one of the best performers. Stock selection was strongest in the energy, health care and industrials sectors.

In energy, the Portfolio’s positions in three exploration and production companies focused in the Permian Basin—WPX Energy, Parsley Energy and Callon Petroleum—appreciated substantially during the period. After the price of oil declined to a point where the high-cost producers were losing money (as it did earlier in 2016), the seeds of recovery were planted for these companies. As demand for oil continued to grow and production declined, the market eventually rebalanced and oil prices started to recover. We sold Parsley Energy and Callon Petroleum during the period because their valuations discounted a lot of improvement. We reinvested the proceeds in other areas related to energy that we believe offer greater opportunity.

In health care, positions in Align Technology and Heska drove performance. Align Technology, the maker of the Invisaline system for treating the misalignment of teeth, has been a multi-year holding in the Portfolio. The company has a strong competitive position due to its patents and market share. While we sold some shares due to valuation concerns, we still hold a position due to the long-term secular growth opportunity for its business. Heska, the maker of diagnostic equipment for veterinarians, is a newer position in the Portfolio. The company is an insurgent in the market and is taking share from incumbents with its innovative new products. Heska’s business model is attractive because the company sells equipment that requires consumables, which the company locks in with long-term contracts.

In the industrial sector, many positions contributed to the strong stock selection, led by Waste Connections and Clarcor. Our position in Waste Connections resulted from its acquisition of Portfolio holding Progressive Waste Solutions in June. We reduced the position due to valuation, but continue to hold shares in the Portfolio. Our long-term holding in Clarcor, the producer of aftermarket filtration products primarily for engines, is being acquired by Parker Hannifin.

What is your outlook?

Investor sentiment about the economy fluctuates much more rapidly and with greater amplitude than actual changes in activity, which often results in sharp movements in stock prices. Our focus remains on finding solid companies that are attractively priced with long runways ahead of them for growth in sales, income and free cash flow. Short-term price changes are an opportunity for investors who are focused on the long term.

Since the election, we have reduced the Portfolio’s overweighted positions in the industrial and energy sectors. The Portfolio remains underweighted in the consumer discretionary, utilities and real estate investment trust (REIT) sectors.

While the U.S. economy is later in its cycle, many overseas trading partners are not. In addition, a number of industries are still depressed and have multi-year potential for improvement, such as agriculture, commodities and some areas of financial services. We will continue to look for opportunities in industries and companies that can grow regardless of the economic environment.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
25.94%	13.68%	6.03%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Russell 2000® Index measures the performance of small cap stocks.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Small Cap Index Portfolio earned a return of 26.12%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 20.97%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 26.56%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P SmallCap 600 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio invests in futures for cash management purposes, small differences in performance also can be attributed to differences in the futures and the cash markets.

All of the sectors in the S&P SmallCap 600 Index posted positive returns for the year. Materials, financials and information technology were the best-performing sectors in the market over the past 12 months. Telecommunication services, consumer discretionary and health care delivered the lowest positive returns during the year. Small-cap stocks outperformed large- and mid-cap stocks over the reporting period, since large-cap stocks tend to underperform during low-volatility, “risk-on” market periods.

What is your outlook?

Small-cap stocks outperformed both mid- and large-cap stocks during the past year. Returns over the 12-month period were akin to a roller coaster ride: a steep drop in the first quarter, strong returns in the second quarter, flat returns in the third quarter, and strong returns again in the fourth quarter. Worldwide, central banks continue to provide stimulus to the global economy, and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Although this environment may increase the risks for stocks, it would also tend to favor large-cap over mid- and small-cap companies. Risk levels will likely fluctuate in a range-bound manner. While opportunities for small- and mid-sized companies do exist, we believe larger companies should outperform as this cycle matures.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates. The new Trump administration is likely to makes changes in taxes and infrastructure spending, which may be tempered by slower global growth. The prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
26.12%	16.22%	8.71%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Mid Cap Stock Portfolio earned a return of 28.71%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 17.20%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 13.80%.

What factors affected the Portfolio’s performance?

The Portfolio produced exceptional absolute and relative returns during the reporting period, which was led by stock selection in the information technology, financial and energy sectors. Within information technology, NVIDIA and Applied Materials significantly outperformed their peers. NVIDIA benefited from expanding addressable end-markets (including gaming, automotive and artificial intelligence), new product introductions, excellent execution and shareholder-friendly capital management. Applied materials was also the beneficiary of growing end markets in semiconductor equipment and organic light-emitting diode displays, while expanding its market share by introducing new products in each area.

The Portfolio’s financial sector returns were buoyed by strong regional bank performance and an investment in Nasdaq. Solid results from Zions Bancorporation, First Republic Bank and KeyCorp were propelled by low valuations, solid loan growth and the prospect of rising interest rates. Nasdaq’s valuation increased based on the continued business model diversification away from a reliance on unpredictable trading revenues and toward more stable, recurring revenues.

The Portfolio’s significant outperformance in the energy sector resulted from rising oil prices and our focus on the lowest-cost exploration and production companies with the best acreage, such as Continental Resources, Parsley Energy and WPX Energy. We positioned the Portfolio with an underweighting in utilities, which detracted from relative performance because declining interest rates for much of the period continued to drive strong returns in the sector.

Finally, the year-end cash position in the Portfolio is higher than usual because some investments rallied significantly into the end of the year and exceeded our fundamental valuation targets. These positions were recently sold or reduced, and the cash balance will decline as the cash is reinvested in other opportunities as they arise.

What is your outlook?

We believe equity markets remain in a somewhat precarious position because low gross domestic product growth, the contentious presidential election, continued terrorism fears and the potential for an increase in the federal funds rate are creating a difficult investing environment. In contrast, markets could be supported by low unemployment and rising wages, the potential for improving investor confidence from the current low levels, and continued worldwide monetary stimulus with the possibility of increasing fiscal stimulus.

Given this mixed backdrop, we are currently deploying a barbell approach across the Portfolio’s holdings. At one end, we are focusing on companies that can improve returns through superior growth and margin potential. At the other end, we are looking for struggling companies that offer attractive return opportunities based on normalized earnings and cash flow. On the growth side, we continue to find opportunities within health care equipment as worldwide health care utilization continues to increase. At the other end of the spectrum, we are focused on the airline and regional bank industries. Airlines have suffered from too much capacity and declining fares; however, valuations now reflect this negative backdrop, while at the same time capacity growth is slowing and fares are starting to increase. Many of the characteristics that benefited regional banks over the past year remain in place including attractive valuations, decent loan growth and the potential for rising interest rates.

The Portfolio remains underweighted in those industries that will suffer under a rising interest rate environment. Many midcap sectors have seen their returns become highly correlated with U.S. Treasury bond rates, including utilities, consumer staples and real estate. As interest rates declined earlier in the period, valuations in these sectors increased significantly. In light of these extended valuations, the prospect for rising rates on the horizon and the high correlation to U.S. Treasuries, we believe the risk/reward potential in these sectors tilts toward risk versus reward.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
28.71%	17.40%	8.62%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Mid Cap Index Portfolio earned a return of 20.43%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 17.20%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 20.74%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P MidCap 400 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio invests in futures for cash management purposes, small differences in performance also can be attributed to differences in the futures and the cash markets.

All of the sectors in the S&P MidCap 400 Index posted positive returns for the year. Materials, industrials and utilities were the best-performing sectors in the market over the past 12 months. Consumer discretionary, health care and energy delivered the lowest positive returns during the year. Mid-cap stocks underperformed small-cap stocks over the reporting period, but outperformed large-cap stocks since these stocks tend to underperform during low-volatility, “risk-on” market periods.

What is your outlook?

Mid-cap stocks outperformed large-cap stocks, but underperformed small-cap stocks during the past year. Returns over the 12-month period were akin to a roller coaster ride: a steep drop in the first quarter, strong returns in the second quarter, flat returns in the third quarter, and strong returns again in the fourth quarter. Worldwide, central banks continue to provide stimulus to the global economy, and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Although this environment may increase the risks for stocks, it would also tend to favor large-cap over mid- and small-cap companies. Risk levels will likely fluctuate in a range-bound manner. While opportunities for small- and mid-sized companies do exist, we believe larger companies should outperform as this cycle matures.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates. The new Trump administration is likely to make changes in taxes and infrastructure spending, which may be tempered by slower global growth. The prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
20.43%	14.86%	8.72%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P MidCap 400® Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Managed by Thrivent Asset Management, LLC, and subadvisers Principal Global Investors, LLC, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 3.35%, compared with the median return of its peer group, the Lipper International Multi-Cap Core category, of 0.74%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA-USD Net Returns, earned a return of 4.50%.

What factors affected the Portfolio’s performance?

The Portfolio has allocations to managers in the following international asset categories: large-cap value, large-cap growth, small-cap EAFE (Europe, Australasia and Far East), emerging-market equity and emerging-market debt. We experienced favorable returns from each manager in his or her respective asset classes with the exception of large-cap value. In that segment, the Portfolio underwent a manager change early in the period, which eventually led to an improvement in returns relative to the large-cap value benchmark. The large-cap value allocation had lagged badly in the first half of the year, but experienced a sharp rebound in the second half.

Emerging-market debt and equity returns were quite strong over the period versus the developed world benchmarks, outpacing all other asset categories represented within the Portfolio as well as the benchmark index. Our managers outperformed relative to other emerging-market debt and equity managers. Small-cap EAFE returns were modestly ahead of large-cap EAFE, and our manager performed in line with its benchmark. Large-cap growth experienced the poorest absolute returns during the period, but our manager modestly outperformed its benchmark. In total, the returns of the large-cap value, emerging-market debt and emerging-market equity segments outperformed the Portfolio’s benchmark, while small-cap EAFE and large-cap growth lagged the benchmark index, limiting our advance.

The Portfolio holds positions in various derivatives contracts—more specifically, futures contracts traded on various public exchanges. At year-end, it held 17 different futures contracts across five different portfolio strategies representing, in total, less than 5% of portfolio assets. These positions are taken to assist in cash management, portfolio positioning and duration management. They are complimentary to the strategies mentioned above, while at the same time the performance impact on efficient portfolio management and positioning was positive relative to alternatives.

What is your outlook?

We remain cautiously optimistic that policies to stimulate growth and mitigate deflationary risks will ultimately prove successful. That being said, the risks are not insignificant in an environment where equity valuations are quite full and yields on fixed-income securities are being substantially distorted by the actions of central bankers. We are particularly concerned about how policymakers will ultimately unwind their aggressive interventions and how that will cascade into risk assets. An additional concern is the amount of debt that has been issued in emerging markets over the last cycle. China has been particularly aggressive in expanding the debt burden in both the public and private sector.

Growth is slowing in many markets, and debt service obligations remain elevated. We believe a moderate approach to risk management is appropriate at this point in the cycle.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	From Inception 4/30/2008
3.35%	6.01%	0.79%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER ALL CAP PORTFOLIO

Subadvised by FIAM LLC*, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

* Prior to January 4, 2016, FIAM LLC was known as Pyramis Global Advisors, LLC.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Partner All Cap Portfolio earned a return of 5.77%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 10.93%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 12.74%.

What factors affected the Portfolio’s performance?

Stock selection in the information technology and health care sectors detracted the most from the Portfolio’s relative performance. In technology, overweightings in cloud-computing company Salesforce.com and aviation communications service provider Gogo detracted. Shares in Salesforce.com fell after the company reported quarterly results that topped analysts’ revenue and earnings forecasts, but posted weaker-than-expected billings growth with deceleration in its Marketing Cloud segment. Additionally, the company issued quarterly revenue guidance that was below market expectations, moving shares lower. Speculation surrounding interest in purchasing social networking service Twitter also put pressure on the stock price, raising concerns about the company’s capital deployment strategy. Shares of Gogo dropped sharply after American Airlines, the company’s second-largest customer, filed a lawsuit to terminate its contract with the company in order to switch to another provider for in-flight connectivity service for its existing aircraft. In addition, American Airlines chose one of Gogo’s rivals to provide in-flight Wi-Fi for its newest fleet scheduled for service starting in September 2017.

In health care, our overweightings in specialty pharmaceutical and generics company Endo International and biotechnology company Alexion Pharmaceuticals were among the largest detractors from relative performance. Endo International was the leading detractor after the emergence of large purchasing consortiums led to deep price declines in the company’s Qualitest generics business and steep cuts to its earnings outlook. Alexion shares declined after a late-stage clinical trial of Soliris, a drug being studied to treat the neuromuscular disease refractory myasthenia gravis, failed to meet its primary goal, although several secondary trial goals were met.

What is your outlook?

U.S. equity markets, as measured by the S&P 500, rose solidly in light of rather muted volatility. The biggest headlines of the year came on the political front, with the Republican Party’s sweep of the White House and Congress during the November elections signaling a changing political landscape and also serving as a catalyst for U.S. equity markets. On the economic front, the Federal Reserve raised interest rates in December for the second year in a row, signaling its belief that the economy has strengthened enough to withstand a gradual normalization of interest rates. While the U.S. economy appears to be expanding at a healthy pace with solid underlying fundamentals, potential uncertainty on the political and global economic fronts bears monitoring as we move forward in 2017, offering opportunities for active equity management to uncover stronger active excess returns.

Against this backdrop, our global sector leaders continue to focus on uncovering attractive investment ideas by applying bottom-up, fundamental research to their respective sectors. We remain consistent in our investment process that is designed to deliver a sector-neutral, cohesive portfolio capturing the best ideas from the team.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
5.77%	13.08%	6.10%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH PORTFOLIO

Darren M. Bagwell, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Large Cap Growth Portfolio earned a return of -1.48%, compared with the median return for its peer group, the Lipper Large Cap Growth category, of 2.13%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 7.08%.

What factors affected the Portfolio’s performance?

The Portfolio’s disappointing underperformance can be tied primarily to three factors: our emphasis on, and poor selection within, the specialty pharmaceutical and biotechnology areas of health care; our larger-than-normal cash balances over the course of the year; and our emphasis on transportation stocks within industrials, where we underestimated the immediate earnings and sentiment impacts of an increase in energy prices. We remain confident in the multi-year positions behind our holdings. The concentrated nature of the Portfolio magnifies short-term performance swings. We believe, however, there is a long-term performance benefit to the focus and persistence of our holdings.

In health care, our positions in specialty pharmaceutical maker Allergan and biotechnology firm Vertex Pharmaceuticals were notable underperformers. We believe Allergan is run by one of the best management teams in the industry with a proven track record of value creation. However, the U.S. Treasury’s unprecedented move to block its merger with Pfizer using grandfathered policy changes, combined with election-driven drug pricing rhetoric, created a toxic atmosphere for the company. Allergan’s shares traded down well below its peers despite superior management and growth prospects. We continue to own Allergan because we expect its value recognition has only been delayed. Vertex Pharmaceuticals is in the process of developing novel and expanded therapies for cystic fibrosis and other genetic diseases. Despite the company’s inevitable hiccups in achieving approvals and entering new international markets, we continue to believe its first-mover status will result in significant earnings growth in the future. Therefore, we remain holders of this stock.

Entering 2016, we believed that transportation-related stocks such as Delta Air Lines and Union Pacific Railroad were the best- managed options for us in a sector where the impact of rising oil prices was overestimated, pricing was stable and volume declines were manageable. Unfortunately, while oil prices stayed contained below $50 per barrel, airline industry pricing was much less disciplined than we expected. Also, crude-by-rail volumes in the low-growth environment of 2016 were worse than anticipated because we underestimated the duration and impact of the economy’s weakness. Although Delta and Union Pacific benefited from the market’s post-election cyclical rebound, we have since sold both positions to focus on companies we believe hold more promising secular prospects.

Finally, we kept the Portfolio’s cash balances higher as a reflection of valuation concerns in light of our predictions for slower earnings growth in the face of economic weakness. Unfortunately, while earnings did indeed stagnate, stocks revalued higher as a result of historically low interest rates, which pushed multiples to near-record levels.

The Portfolio’s positive contributors were concentrated in the information technology sector. Our exposures are focused on the powerful secular trends of online retailing, cloud infrastructure and services, and financial payment technologies. We have a meaningful overweighting in information technology relative to our peers given our positive secular outlook for the sector. This strategic emphasis is expected to continue and to also be a large influence on future performance.

What is your outlook?

Our 2017 outlook calls for economic growth and earnings to be generally below consensus. We believe gross domestic product (GDP) will stay near a 2% real annualized rate of growth, constrained by low productivity, slow work force growth, and sluggish international trade. As a result, margins are likely to disappoint. We believe equities will move higher, although in volatile fashion, as investors quickly focus on improved 2018 results due to favorable tax and regulatory changes under the new U.S. administration. Inflation, interest rates and the dollar should move higher, but will provide as many benefits as headwinds.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
-1.48%	14.38%	7.00%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Russell 1000® Growth Index measures the performance of large cap growth stocks.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Partner Growth Stock Portfolio earned a return of 1.35%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 2.13%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 6.89%.

What factors affected the Portfolio’s performance?

Stock selection was the primary reason for relative underperformance, but sector weightings were also negative. Health care and information technology were the largest relative detractors. Financials and real estate investment trusts (REITs) were the leading outperformers. Consumer discretionary was overweighted and the group underperformed, which detracted from performance. That being said, our stock selection in the sector achieved better results, mitigating some of that underperformance.

Health care was the largest detractor due mostly to stock selection. Shares of Allergan declined early in the year when its proposed merger with Pfizer was called off after the U.S. Treasury Department issued a notice aimed at curbing the benefits of tax inversions. While we maintained a constructive view, we subsequently trimmed our position and continued to monitor competitive pressures on Restasis, its dry-eye therapy, as well as sales growth of Namenda, its Alzheimer’s disease treatment.

Information technology detracted as a result of stock selection. Our sector allocation was similar to the Portfolio benchmark, resulting in a limited effect on performance. Our exposure to Salesforce.com, for example, detracted from relative returns in the latter half of 2016 largely in response to a lack of clarity surrounding the company’s acquisition strategy. Sentiment weighed on the stock based on its failed bid for LinkedIn, rumors of the CEO’s interest in acquiring Twitter, and a leaked presentation highlighting numerous potential acquisition targets.

The financial sector was the leading outperformer, driven by stock selection. Morgan Stanley was a strong positive contributor to the Portfolio’s performance. Real estate outperformed due to the Portfolio’s underweighting in the second-weakest performer in the benchmark. Our exposure in this sector focused on REITs involved in the development and expansion of wireless towers and infrastructure such as American Tower.

What is your outlook?

Valuations for large-cap growth stocks appear relatively attractive versus their value counterparts and compared with small- and mid-cap stocks, which recorded strong fourth-quarter and 12-month gains. We are not concerned that interest rates are rising, because moderately rising rates are a sign that the economy is growing. If President Trump’s agenda is pursued successfully, multinational companies should benefit from improving global growth. We believe large-cap growth stocks would benefit from a rollback in corporate tax rates and an increase in infrastructure spending in 2017.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
1.35%	14.90%	7.62%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P 500® Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500® Index. The S&P 500® Growth Index is designed so that approximately one-half of the S&P 500® Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Large Cap Value Portfolio earned a return of 17.44%, compared with the median return of its peer group, the Lipper Large Cap Value category, of 15.35%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 17.34%.

What factors affected the Portfolio’s performance?

Stock selection, especially in energy, materials, health care and financials, led to the Portfolio’s outperformance versus its peers. Stock selection only lagged in two sectors: consumer staples and technology. Sector allocations were slightly positive overall due to a large overweighting in technology and a similar-sized underweighting in consumer staples.

In energy, the Portfolio benefited from increased weightings in Marathon Oil and Devon Energy, which both issued equity at the depths of oil-price fears in February. Chevron was the Portfolio’s best-performing integrated energy company. Years of expensive projects that dragged down Chevron’s operations and free cash flow are now at a point of inflecting positively, just in time for the recovery in energy prices. Our addition of Baker Hughes and its subsequent merger deal with General Electric benefited performance, but was more than offset by Weatherford International’s poor operating execution. In materials, the addition of Albemarle benefited performance due to a bottoming in bromine fundamentals and the increased demand from electric vehicles for lithium.

In health care, Merck made strong gains after its new cancer product showed better results than a treatment under development at Bristol-Myers Squibb, the perceived leader in next-generation lung cancer drugs. UnitedHealth Group showed superior operating performance, while shares of other health maintenance organizations fell after their potential mergers ran into regulatory roadblocks.

In financials, the Portfolio added value through stock selection since the sector weighting was roughly in line with the benchmark. Regional banks were one of the strongest areas of outperformance, especially the holdings of Comerica, Zion and Fifth Third. Asset managers Invesco and Blackstone were hurt by market volatility caused by Brexit. Invesco was also hurt by fee pressures and the increased regulatory risk resulting from the Department of Labor’s new fiduciary rules.

The consumer staples sector was responsible for the majority of the Portfolio’s underperformance versus the benchmark, primarily due to our position in CVS Health. Investors worried that pharmaceutical pricing pressures and new regulatory scrutiny on generics would have a negative impact on the business models of prescription benefit managers.

What is your outlook?

As the world faces one of the slowest economic recoveries in history, external macro shocks such as Brexit and the ongoing deceleration of China’s economy continue to knock the market off its recovery path. The U.S. election was viewed as a positive shock because investors believe an increase in fiscal stimulus through lower taxes and less regulation will lead to improved growth. While valuations might look unattractive on a price-to-earnings basis, they appear fair based on the more important price-to-free-cash-flow. As a result, we did not change allocations materially.

At the beginning of the year, fears of a global economic recession provided an opportunity to add Fifth Third Bancorp, Synchrony Financial and Goldman Sachs. We believe Fifth Third will benefit from better underwriting this cycle and an opportunity to reduce costs by closing branches, which was not appreciated by investors. Synchrony has the opportunity to grow its credit card business faster due to increased private label programs with merchant partners like Amazon.

The Portfolio will remain overweighted in technology and underweighted in staples, which have similar growth and returns, but technology has more favorable valuations. Cisco Systems, Microsoft and Oracle still trade at a discount to the market due to fears of technology obsolescence, but have shown further evidence of their ability to transition to cloud computing. We added Apple because the low customer replacement rate for iPhones sets up greater demand for the company’s next new product release. We sold Intel after a rebound in personal computer sales and high expectations for data center growth.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
17.44%	13.84%	5.69%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Russell 1000® Value Index measures the performance of large cap value stocks.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP STOCK PORTFOLIO

Darren M. Bagwell, CFA and Kurt J. Lauber, CFA, Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Large Cap Stock Portfolio earned a return of 5.42%, compared with the median return of its peer group, the Lipper Global Large Cap Core category, of 7.06%. The Portfolio’s market benchmark, the MSCI World Large Cap Index-USD Net Returns, earned a return of 7.51%.

What factors affected the Portfolio’s performance?

The Portfolio’s shortfall versus its benchmark and Lipper peers was mainly the result of stock selection in the portfolio and an overweighting in international securities. Poor stock selection in the information technology, health care, consumer staples and industrials sectors were all factors in the Portfolio’s underperformance. In industrials, our positions in Boeing and Delta Air Lines performed below the overall market as well as other stocks within this group. Additionally, weakness in Salesforce. com and Alphabet (formerly Google) as well as a lack of exposure to the strong performance of semiconductor stocks limited our returns in information technology. Biotechnology shares in health care experienced intense selling pressure following quite strong results in the prior fiscal year. Our underweighting to the sector was a positive for relative returns. We also benefited from favorable returns to our holding in pharmaceutical company Merck.

In energy, the Portfolio was overweighted to the group and the sector performed well. Our stock selection was good but below the average for the group, offsetting part of that contribution. We experienced favorable returns from our positions in Chevron, BP, Royal Dutch Petroleum, EOG Resources and Columbia Pipeline. In the consumer discretionary sector, we realized solid returns from our position in Amazon.com, but experienced weakness in Berkeley Group. The Portfolio’s holdings in the chemical industry performed well. We also saw much better returns than the group in the financial sector with particular strength among our bank holdings.

Internationally, our Portfolio outperformed the international benchmarks; however, overseas stocks generally did not keep pace with the better returns experienced in the U.S. In financials, our holdings in the banking and diversified financials space performed well versus their peers. In consumer staples, we also saw favorable results from our holdings in food and staples retailing, tobacco and food products. Also, our positions in real estate investment trusts (REITs) performed quite well, while we also held a modest overweighting in the group, which added value.

We have derivatives exposure in the Portfolio in the form of futures contracts that provide efficient exposure to some of our tactical investment positions, particularly our international allocations; since international markets underperformed U.S. markets, it had a limiting effect on returns. There is a cash position in the account as well, but its role is to support the futures positions. The explicit cash position is approximately 2% and is held for liquidity purposes.

What is your outlook?

Valuations both domestically and internationally are quite rich, anticipating a continuation of the economic recovery—tepid as it may have been and continues to be. The U.S. recovery has led the rest of the world by 18 to 24 months, while serious fundamental issues have impaired the recoveries in the developed world outside the U.S. Central bankers have taken aggressive actions to stimulate or accelerate growth. While these actions have had some moderate impact, it appears that additional monetary actions will likely prove insufficient to achieve the goal of faster growth and moderately higher inflation. After the results of the U.S. election, investors began to discount a sharp improvement in fiscal, tax and regulatory policies.

We see a greater opportunity to improve revenues and margins outside the U.S. because domestic companies are already operating at cyclically high levels of profitability, and momentum seems to be moderating. The Portfolio remains overweighted in international versus domestic stocks; however, we are monitoring economic conditions quite closely since sustained or accelerating economic growth will be a necessary condition to validate current valuation levels.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
5.42%	11.23%	4.42%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The MSCI World Large Cap Index—USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP INDEX PORTFOLIO

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Large Cap Index Portfolio earned a return of 11.68%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 11.57%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 11.96%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition. Because the Portfolio invests in futures for cash management purposes, small differences in performance also can be attributed to differences in the futures and the cash markets.

All but one of the sectors in the S&P 500 Index posted positive returns for the year. Energy, telecommunication services and financials were the best-performing sectors in the market over the past 12 months. Consumer staples and real estate delivered the lowest positive returns during the year, while the health care sector posted negative returns. Large-cap stocks underperformed small-cap and mid-cap stocks over the reporting period, since large-cap stocks tend to underperform during low-volatility, “risk-on” market periods.

What is your outlook?

Large-cap stocks underperformed both mid- and small-cap stocks during the past year. Returns over the 12-month period were akin to a roller coaster ride: a steep drop in the first quarter, strong returns in the second quarter, flat returns in the third quarter and strong returns again in the fourth quarter. Worldwide, central banks continue to provide stimulus to the global economy, and profit margins remain strong. Market multiples still have the potential to expand, even with slightly higher interest rates. Although this environment may increase the risks for stocks, it would also tend to favor large-cap over mid- and small-cap companies. Risk levels will likely fluctuate in a range-bound manner. While opportunities for small- and mid-sized companies do exist, we believe large-cap companies should outperform as this cycle matures.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets, so we expect to see modest increases in interest rates. The new Trump administration is likely to make changes in taxes and infrastructure spending, which may be tempered by slower global growth. The prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
11.68%	14.24%	6.59%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent High Yield Portfolio earned a return of 12.78%, compared with the median return of its peer group, the Lipper U.S. High Current Yield category, of 13.82%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 17.13%.

What factors affected the Portfolio’s performance?

For a second straight year, trading in the high-yield bond market was heavily influenced by developments in the oil market. Energy bonds constitute about 15% of the high-yield market, and the sharp downturn in crude oil prices from June 2014 through the end of 2015, to about $30 a barrel, weighed heavily on those bonds during 2015. In the first half of 2016, oil prices rebounded to just under $50 a barrel after the Organization of Petroleum Exporting Countries (OPEC) agreed to production cuts. Oil prices then spurted above $50 a barrel at year-end on expectations that Donald Trump’s election to the presidency will usher in a new wave of infrastructure spending and economic growth. These developments were viewed as making high-yield bonds—especially energy bonds—less risky and, hence, more attractive and helped drive dramatic increases in their prices. Within the Bloomberg Barclays U.S. Corporate High Yield Bond Index, for example, bonds issued by oil and gas services companies generated a total return of 39.5% for the year.

The Portfolio underperformed its Lipper peer group and benchmark index largely because the Portfolio was invested more conservatively than either its peer or its benchmark. The Portfolio generally owns securities with higher credit ratings, on average, than its peer group or benchmark. In 2016, higher-quality high-yield bonds significantly underperformed those at the lower end of the credit-quality spectrum, where many energy-related bonds are clustered. Within the Bloomberg Barclays index, for example, CCC-rated bonds generated a total return of about 31.5%, while B-rated bonds earned 15.8%.

The Portfolio benefited from strong security selection in the shipping and paper industries, where its returns significantly outpaced those of the index. The Portfolio earned double-digit returns in the oil services, oil and gas exploration, and metals and mining sectors. However, owing to its bias toward higher-credit-quality securities and underweighted positions, it underperformed its benchmark in those areas. The Portfolio held about 7% of its assets in cash during the first quarter of the year, and then took that position below 5% as the outlook for the high-yield sector began to improve.

What is your outlook?

After eight years of economic recovery, the U.S. is late in the credit cycle. This would argue against investing aggressively in risk products, including high-yield debt, where valuations appear to be relatively rich after their strong gains in 2016. Several factors prevent us from being bearish on the high-yield sector, however, including improving global economic growth, improving business and consumer confidence, a more stable oil market, and continued accommodative monetary policy in Europe and Japan. These factors suggest there is no imminent threat of recession in the U.S. In addition, yields on high-yield debt remain attractive relative to most alternatives, which should support continued demand for the asset class in 2017. Strategically, we may shift some of the Portfolio’s assets out of BB-rated bonds—the highest credit quality sector in the high-yield market—into B-rated securities, which should suffer less if, as expected, the Federal Reserve raises short-term interest rates.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
12.78%	6.82%	6.86%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Income Portfolio generated a return of 6.09%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 4.26%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 2.65%.

What factors affected the Portfolio’s performance?

The Portfolio invests in a broad cross section of the fixed-income markets, which were characterized by two very different investment climates during the first and second halves of the year. During the first part of the year, sluggish U.S. economic growth convinced investors that the Federal Reserve was unlikely to follow through with its plans for a series of interest-rate hikes. In response, investors flocked to interest-sensitive U.S. Treasury bonds, driving their prices up and their yields down. By early July, the 30-year Treasury bonds were up more than 20% on a price basis alone, and the 10-year Treasury bonds were up more than 9%.

Prices for oil and many other commodities had been improving during the first half, however, and during the second half of the year the economy picked up steam, too, making the prospect of a Fed rate hike begin to appear more likely. Some investors began selling Treasuries and searching instead for yield in corporate bonds, including high-yield bonds, which proceeded to rack up sharp gains. High-yield bonds carry below-investment-grade credit ratings but are considered less risky when the economy is improving. In December, the Fed raised its target for short-term interest rates by a quarter of a percentage point, and by year-end the price gains notched by Treasuries had evaporated.

The Portfolio outperformed its benchmark index and peer group largely due to a higher allocation to corporate bonds and a smaller allocation to Treasuries. The Portfolio’s high-yield bonds were among its best performers, earning a return before expenses of about 11%, although the Portfolio’s bias toward holding higher-credit-quality high-yield bonds moderated the benefit. (Lower-quality high-yield bonds, including many issued by energy and commodity companies, performed even better.) Also, the Portfolio’s benchmark index contains no high-yield bonds.

The Portfolio also benefited from returns of about 11% on its leveraged loans, before expenses, and about 15.5% on its non- U.S. sovereign bonds, although the latter represented less than 1% of the Portfolio’s holdings. Its weakest performers were Treasuries, which earned about 0.7% before expenses, and securitized assets, which earned about 3.3%. The latter figure was low relative to the Portfolio’s total return, but above what securitized assets in the benchmark index earned.

The Portfolio allocated about 29% of its assets to financial-sector securities, which earned more than 5% before expenses and contributed to the Portfolio outperforming its benchmark. There was no material difference in the performance of that sector relative to the Portfolio’s Lipper peer group. The Portfolio also used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust the Portfolio’s duration, or sensitivity to interest rates. Interest-rate positioning, via cash and futures positions, proved modestly positive for Portfolio returns.

What is your outlook?

Political and economic uncertainty is heightened around the globe, particularly with a new administration in Washington, making forecasts difficult. Assuming no dramatic developments, we anticipate moderate economic growth in 2017, which ultimately should lead to an uptick in inflation and higher interest rates. Low interest rates throughout much of the rest of the world should help to dampen rate increases in the U.S., however. If so, the Portfolio should be able to generate positive returns, albeit not on the scale we saw in 2016.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
6.09%	4.51%	5.15%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BOND INDEX PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio primarily invests in investment-grade bonds and other debt securities. The value of the Portfolio is influenced by factors impacting the overall market, the debt market in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Bond Index Portfolio generated a return of 1.49%, compared with 2.65% for the Portfolio’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

The Portfolio seeks to replicate the Bloomberg Barclays index in terms of its overall duration and how it allocates assets to each of four sectors of the fixed-income markets: U.S. Treasury securities; other government-related bonds; securitized assets; and corporate bonds. The Portfolio’s returns can differ from those of the index, though, not only because the index incurs no trading or operating expenses but also by virtue of security selection. The Portfolio cannot invest in every security in the index, and within different sectors of the bond market, the Portfolio’s managers are able to choose securities that may underperform or outperform those in the index. In addition, it may take some time for the Portfolio to invest cash inflows, a factor that weighed on Portfolio returns in 2016.

Bond prices mostly rose during the first half of the year after economic growth slowed, dimming prospects that the Federal Reserve would follow through on its plans to raise short-term interest rates. That drove the yield on the 10-year U.S. Treasury bond to a record low close of 1.37% on July 5. (Bond yields fall when bond prices go up.) As the year wore on, signs of stronger economic growth, along with rebounding oil prices, revived expectations of a Fed rate hike. During the second half of the year, Treasuries gave back their earlier gains while taxable bonds fared better—especially those in the lower-quality investment-grade corporate sector—as the brightening economic outlook created optimism about issuers’ prospects. In December, the Fed raised its target for short-term interest rates by a quarter of a percentage point, to between 0.5% and 0.75%.

The Portfolio allocated about 44% of its assets to U.S. government and agency securities, which performed in line with that sector’s performance in the benchmark index. The Portfolio allocated about 27% of its assets to mortgage-backed securities, which earned about 2.4% before expenses, versus about 1.7% within the index.

The Portfolio underperformed its benchmark index for three principal reasons. In the corporate sector, it maintained a higher allocation to higher-credit-quality bonds than the index, and a smaller allocation to lower-credit-quality bonds. While the rebound in oil prices and economic growth sparked renewed confidence in corporate bonds, it was those at the lower end of the credit-quality scale that benefited the most. The Portfolio also was negatively impacted by holding some cash over the course of the year and by an overweighting in U.S. Treasuries.

The Portfolio benefited from strong security selection in the securitized sector, where it outperformed the index, although that benefit was offset in part by the Portfolio’s slightly smaller allocation to that asset class.

What is your outlook?

We anticipate that the economy will continue to grow at a moderate pace in 2017 and that the Fed will gradually raise short-term rates over the course of the year, perhaps by another three-quarters of a percentage point. Under this scenario, the Portfolio would likely generate modestly positive returns, about in line with its yield. At year-end 2016, that yield was about 2.5% before expenses, although that figure can fluctuate as market conditions change. To minimize the buildup of cash in the Portfolio going forward, the Portfolio from time to time may invest cash inflows into exchange-traded funds to gain quick exposure to the fixed-income market, and then later reallocate those cash inflows to individual securities.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
1.49%	2.21%	4.13%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Collateralized debt obligations are subject to additional risks. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Limited Maturity Bond Portfolio earned a return of 2.84%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 2.04%. The Portfolio’s market benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Bond Index, earned a return of 1.28%.

What factors affected the Portfolio’s performance?

The Portfolio had about 81% of its assets allocated to corporate bonds, leveraged loans and securitized assets in 2016 and 19% to U.S. Treasuries and other government-related bonds. During the first half of the year, tepid economic growth dampened expectations that the Federal Reserve would follow through with its plans to boost short-term interest rates. Against that backdrop, Treasury bonds, which are highly rate-sensitive, significantly outperformed most taxable bonds. That dynamic reversed in the second half of the year as economic conditions improved, with Treasuries giving up their earlier gains and taxable bonds spiking higher. High-yield bonds, including many energy and metals and mining bonds, did particularly well as commodity prices rebounded throughout the year. In December, the Fed finally boosted its target for short-term interest rates by a quarter of a percentage point, to a range of 0.50% to 0.75%. It was only the second such increase since 2006, the first having been made one year earlier.

The Portfolio took advantage of the shifts in market sentiment by overweighting longer-duration securities at the start of the year and adopting a more neutral weighting mid-year. Longer-duration securities react more strongly to interest-rate changes than shorter-duration securities, which made them especially valuable during the first six months of the year.

The Portfolio outperformed its market benchmark in part because of the decision to emphasize longer-duration securities during the first half of the year. It also benefited from strong security selection, and slightly overweighted positions in leveraged loans, nonagency residential mortgage-backed securities and investment-grade corporate bonds. An overweighted position in Treasury Inflation Protected Securities, or TIPS, also helped returns, while a small allocation to cash was a drag on returns.

Leveraged loans were the Portfolio’s top performers for the year, earning more than 11.5% before expenses, followed by nonagency mortgage-backed securities, which earned nearly 7%, and high-yield bonds, which earned about 6%. Cash was the poorest performer, earning just under 0.5%, followed by Treasuries, other government-related debt, and agency mortgage-backed securities, all of which earned about 2.4%.

The Portfolio used derivatives, in the form of fixed-income futures traded on major exchanges, to adjust the Portfolio’s duration, or sensitivity to interest rates. Interest-rate positioning, via cash and futures positions, proved modestly positive for Portfolio returns.

What is your outlook?

We anticipate continued modest economic growth in 2017, which would allow the Fed to follow through on expectations it will raise short-term interest rates several more times. While rising rates are a negative for bonds, the impact would be moderated for the Portfolio to some degree due to its shorter-duration profile and its allocation to floating-rate bonds, which have coupons that adjust higher as short-term rates rise. Assuming economic growth and Fed policy play out as expected, it would not be unreasonable to expect the Portfolio to generate returns in 2017 about equal to the average yield on its fixed-income holdings. That yield was just under 2% at the start of the year, but can fluctuate as market conditions change.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
2.84%	1.99%	2.66%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.
*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The Portfolio invests in high quality, short-term money market instruments. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Portfolio. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests.

How did the Portfolio perform during the 12-month period ended December 31, 2016?

Thrivent Money Market Portfolio produced a 0.00% return during the period, just under the 0.01% median net return reported by its peer group, the Lipper Money Market category.

What factors affected the Portfolio’s performance?

The Portfolio generated negligible returns for a seventh consecutive year as the Federal Reserve kept short-term interest rates low to support the economy.

Heading into 2016, the Fed had anticipated raising rates several times over the course of the year amid indications the U.S. economy had stabilized enough to support a more normalized interest-rate environment. When the economy posted only tepid growth in the fourth quarter of 2015 and the first quarter of 2016, though, and showed signs of continued weakness in the labor market, the Fed opted to hold interest rates where they were. It was only after improvement in labor market conditions in the third quarter of 2016 that the Fed finally took action in December, raisings its target for the federal funds rate—the rate at which banks borrow from each other overnight—by a quarter of a percentage point to between 0.50% and 0.75%. It had made a similar quarter-point increase—its first since 2006—in December 2015.

Despite these moves, yields on short-term securities remained just above their historic lows for much of 2016. In that environment, it remained difficult for money market funds to generate positive returns after accounting for trading and operating expenses. As it has done for the past several years, the Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return.

Early in 2016, Thrivent Money Market Portfolio completed its transition from a prime fund to a government fund, meaning it now invests only in securities backed by the U.S. government. This change allows Portfolio contract owners to avoid becoming subject to the risks of liquidity fees, redemption gates and floating net asset values—risks that owners of prime money market funds are now subject to under Securities and Exchange Commission (SEC) rules that took effect in 2016.

In higher interest-rate environments, the Portfolio can expect to have a lower net yield as a government money market fund than it would have had as a prime fund. However, Portfolio contract owners will benefit from enhanced levels of security knowing that all of the Portfolio’s holdings are backed by the full faith and credit of the federal government.

What is your outlook?

As 2016 drew to a close, Federal Reserve officials were indicating that they expect to implement additional rate hikes in 2017, pushing their target for the federal funds rate to 1.4% by year-end 2017. The actual rate was 0.55% at year-end 2016. A federal funds rate of 0.75% or higher would allow the Portfolio to begin delivering a positive return to investors. Regardless of the interest-rate environment, we will, as always, continue to invest in a manner designed to meet the Portfolio’s primary objectives of safety and liquidity.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns1

As of December 31, 2016

1-Year	5-Year	10-Year
0.00%	0.00%	0.84%

Money Market Portfolio Yields *

As of December 31, 2016

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers**	0.11%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers**	0.11%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1	Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s return would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving, reimbursing, or recouping certain expenses associated with the Portfolio. The Adviser may recoup certain expenses associated with the Portfolio only during the Portfolio’s fiscal year. Yields are subject to daily fluctuation and should not be considered an indication of future results.
**	During the year ended December 31, 2016, the Portfolio’s yield became positive and therefore, the Adviser recouped previously reimbursed amounts from the current fiscal year. The current 7-day yield gross of waivers and 7-day effective yield gross of waivers reflect the yield before the reimbursed amounts were recouped

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016 -12/31/2016*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,093	$3.02	0.57%
Hypothetical**	$1,000	$1,022	$2.92	0.57%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,082	$2.43	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,057	$2.35	0.45%
Hypothetical**	$1,000	$1,023	$2.31	0.45%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,031	$2.37	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Growth and Income Plus Portfolio
Actual	$1,000	$1,040	$4.09	0.80%
Hypothetical**	$1,000	$1,021	$4.05	0.80%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$1,036	$3.38	0.66%
Hypothetical**	$1,000	$1,022	$3.35	0.66%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,034	$2.45	0.48%
Hypothetical**	$1,000	$1,023	$2.43	0.48%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$1,017	$3.40	0.67%
Hypothetical**	$1,000	$1,022	$3.41	0.67%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$912	$4.40	0.92%
Hypothetical**	$1,000	$1,021	$4.65	0.92%

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016 -12/31/2016*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$993	$6.48	1.29%
Hypothetical**	$1,000	$1,019	$6.56	1.29%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$960	$4.41	0.89%
Hypothetical**	$1,000	$1,021	$4.54	0.89%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,202	$4.03	0.73%
Hypothetical**	$1,000	$1,021	$3.70	0.73%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,190	$1.49	0.27%
Hypothetical**	$1,000	$1,024	$1.37	0.27%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,214	$3.77	0.68%
Hypothetical**	$1,000	$1,022	$3.44	0.68%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,117	$1.56	0.29%
Hypothetical**	$1,000	$1,024	$1.49	0.29%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,037	$4.67	0.91%
Hypothetical**	$1,000	$1,021	$4.63	0.91%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,073	$4.41	0.85%
Hypothetical**	$1,000	$1,021	$4.30	0.85%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,058	$2.27	0.44%
Hypothetical**	$1,000	$1,023	$2.23	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,080	$4.16	0.80%
Hypothetical**	$1,000	$1,021	$4.04	0.80%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,139	$3.41	0.63%
Hypothetical**	$1,000	$1,022	$3.22	0.63%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,082	$3.47	0.66%
Hypothetical**	$1,000	$1,022	$3.37	0.66%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,077	$1.31	0.25%
Hypothetical**	$1,000	$1,024	$1.28	0.25%
Thrivent High Yield Portfolio
Actual	$1,000	$1,058	$2.30	0.45%
Hypothetical**	$1,000	$1,023	$2.26	0.45%
Thrivent Income Portfolio
Actual	$1,000	$992	$2.18	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$967	$2.22	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,008	$2.24	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016 -12/31/2016*	Annualized Expense Ratio
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$2.31	0.46%
Hypothetical**	$1,000	$1,023	$2.33	0.46%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Thrivent Partner Healthcare Portfolio, Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Real Estate Securities Portfolio, Thrivent Small Cap Stock Portfolio, Thrivent Mid Cap Stock Portfolio, Thrivent Partner All Cap Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent Partner Growth Stock Portfolio, Thrivent Large Cap Value Portfolio, Thrivent Bond Index Portfolio, and Thrivent Money Market Portfolio, and the summary schedules of investments of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio (collectively constituting Thrivent Series Fund, Inc.) (hereafter collectively referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provide a reasonable basis for our opinion.

February 20, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

			% of Net
Shares	Common Stock (53.8%)	Value	Assets
Consumer Discretionary (7.9%)
17,326	Amazon.com, Inc.[a]	$12,992,248	1.2%
4,520	AutoZone, Inc.a	3,569,851	0.3%
74,278	Comcast Corporation	5,128,896	0.5%
37,500	Home Depot, Inc.	5,028,000	0.5%
84,880	Nutrisystem, Inc.	2,941,092	0.3%
38,800	Walt Disney Company	4,043,736	0.4%
	Other Securities^	50,239,084	4.7%

	Total	83,942,907

Consumer Staples (1.6%)
44,970	Walgreens Boots Alliance, Inc.	3,721,717	0.4%
	Other Securities^	13,496,609	1.2%

	Total	17,218,326

Energy (5.1%)
33,250	Chevron Corporation	3,913,525	0.4%
44,321	EQT Corporation	2,898,593	0.3%
63,520	Halliburton Company	3,435,797	0.3%
17,360	Pioneer Natural Resources Company	3,126,015	0.3%
33,738	Schlumberger, Ltd.	2,832,305	0.3%
75,130	Suncor Energy, Inc. ADR	2,456,000	0.2%
46,560	Valero Energy Corporation	3,180,979	0.3%
250,200	WPX Energy, Inc.[a]	3,645,414	0.4%
	Other Securities^	28,833,607	2.6%

	Total	54,322,235

Financials (6.8%)
189,680	Bank of America Corporation	4,191,928	0.4%
32,448	First Republic Bank	2,989,759	0.3%
17,470	Goldman Sachs Group, Inc.	4,183,192	0.4%
227,670	SLM Corporationa	2,508,923	0.2%
	Other Securities^	58,331,488	5.5%

	Total	72,205,290

Health Care (7.3%)
38,971	Alexion Pharmaceuticals, Inc.[a]	4,768,102	0.4%
23,954	Allergan plc[a]	5,030,580	0.5%
51,180	Celgene Corporation[a]	5,924,085	0.6%
83,378	Gilead Sciences, Inc.	5,970,699	0.6%
47,064	Medtronic plc	3,352,369	0.3%
40,583	NuVasive, Inc.a	2,733,671	0.3%
34,284	Vertex Pharmaceuticals, Inc.[a]	2,525,702	0.2%
	Other Securities^	46,918,490	4.4%

	Total	77,223,698

Industrials (6.6%)
11,740	Acuity Brands, Inc.	2,710,296	0.3%
25,270	Cummins, Inc.	3,453,651	0.3%
63,851	Southwest Airlines Company	3,182,334	0.3%
49,874	Union Pacific Corporation	5,170,936	0.5%
	Other Securities^	55,473,579	5.2%

	Total	69,990,796

Information Technology (14.2%)
10,943	Alphabet, Inc., Class Aa	8,671,780	0.8%
7,997	Alphabet, Inc., Class Ca	6,172,245	0.6%
74,744	Apple, Inc.	8,656,850	0.8%
30,282	Arista Networks, Inc.[a]	2,930,389	0.3%
27,410	DST Systems, Inc.	2,936,982	0.3%
88,100	Facebook, Inc.[a]	10,135,905	1.0%
68,210	MasterCard, Inc.	7,042,683	0.7%
163,800	Microsoft Corporation	10,178,532	1.0%
136,424	PayPal Holdings, Inc.[a]	5,384,655	0.5%
96,050	Salesforce.com, Inc.[a]	6,575,583	0.6%
98,850	Visa, Inc.	7,712,277	0.7%
	Other Securities^	74,838,303	6.9%

	Total	151,236,184

Materials (2.1%)
	Other Securities^	21,983,136	2.1%

	Total	21,983,136

Real Estate (1.0%)
	Other Securities^	11,224,653	1.0%

	Total	11,224,653

Telecommunications Services (0.3%)
	Other Securities^	2,994,881	0.3%

	Total	2,994,881

Utilities (0.9%)
	Other Securities^	9,194,172	0.9%

	Total	9,194,172

	Total Common Stock (cost $467,036,687)	571,536,278

	Registered Investment Companies (32.3%)
Affiliated Equity Holdings (29.0%)
3,495,736	Thrivent Large Cap Stock Portfolio	42,283,026	4.0%
3,170,544	Thrivent Large Cap Value Portfolio	53,389,419	5.0%
3,352,705	Thrivent Mid Cap Stock Portfolio	63,971,952	6.0%
12,044,477	Thrivent Partner Worldwide Allocation Portfolio	109,497,545	10.3%
2,105,112	Thrivent Small Cap Stock Portfolio	38,931,305	3.7%

	Total	308,073,247

Affiliated Fixed Income Holdings (2.1%)
1,768,459	Thrivent High Yield Portfolio	8,435,903	0.8%
468,133	Thrivent Income Portfolio	4,713,587	0.4%
938,887	Thrivent Limited Maturity Bond Portfolio	9,207,570	0.9%

	Total	22,357,060

Equity Funds/ETFs (1.2%)
28,305	iShares Russell 2000 Growth Index Fund	4,357,272	0.4%
20,956	SPDR S&P 500 ETF Trust	4,684,295	0.4%
	Other Securities^	4,299,155	0.4%

	Total	13,340,722

	Total Registered Investment Companies (cost $321,617,561)	343,771,029

Principal
Amount	Long-Term Fixed Income (3.6%)
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	225,828	<0.1%

	Total	225,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (3.6%)	Value	% of Net Assets
Mortgage-Backed Securities (1.7%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$900,000	2.500%, 1/1/2032[b]	$900,990	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
7,475,000	3.500%, 1/1/2047[b]	7,656,642	0.7%
3,975,000	4.000%, 1/1/2047[b]	4,176,930	0.4%
3,425,000	3.000% - 4.500%, 1/1/2047[b]	3,529,935	0.3%
	Other Securities^	1,816,063	0.2%

	Total	18,080,560

U.S. Government and Agencies (1.9%)
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	206,870	<0.1%
	U.S. Treasury Bonds
2,028,000	2.500% - 3.625%, 2/15/2044 - 5/15/2046	2,166,671	0.2%
	U.S. Treasury Bonds, TIPS
1,322,477	0.625%, 1/15/2026	1,333,881	0.1%
	U.S. Treasury Notes
2,520,000	0.750%, 2/15/2019	2,494,253	0.2%
3,425,000	1.125%, 8/31/2021	3,306,084	0.3%
5,100,000	1.625%, 10/31/2023	4,900,493	0.5%
5,847,000	0.875% - 2.250%, 3/31/2018 - 11/15/2026[c]	5,784,330	0.6%

	Total	20,192,582

	Total Long-Term Fixed Income (cost $38,618,657)	38,498,970

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	10,476	<0.1%

	Total	10,476

	Total Preferred Stock (cost $10,840)	10,476

	Collateral Held for Securities Loaned (0.1%)
1,164,525	Thrivent Cash Management Trust	1,164,525	0.1%

	Total Collateral Held for Securities Loaned (cost $1,164,525)	1,164,525

Shares or Principal Amount	Short-Term Investments (11.8%)[d]
	Federal Home Loan Bank Discount Notes
3,000,000	0.340%, 1/4/2017[e]	2,999,967	0.3%
5,200,000	0.344%, 1/6/2017[e]	5,199,834	0.5%
	Thrivent Core Short-Term Reserve Fund
11,605,862	0.910%	116,058,618	10.9%
	Other Securities^	1,099,688	0.1%

	Total Short-Term Investments (cost $125,357,942)	125,358,107

	Total Investments (cost $953,806,212) 101.6%	$1,080,339,385

	Other Assets and Liabilities, Net (1.6%)	(16,911,396)

	Total Net Assets 100.0%	$1,063,427,989

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$1,140,212

Total lending	$1,140,212
Gross amount payable upon return of collateral for securities loaned	$1,164,525

Net amounts due to counterparty	$24,313

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$159,834,507
Gross unrealized depreciation	(36,544,914)

Net unrealized appreciation (depreciation)	$123,289,593

Cost for federal income tax purposes	$957,049,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	83,942,907	82,720,090	1,222,817	—
Consumer Staples	17,218,326	16,517,712	700,614	—
Energy	54,322,235	53,435,230	886,971	34
Financials	72,205,290	70,170,070	2,035,220	—
Health Care	77,223,698	76,471,281	752,417	—
Industrials	69,990,796	68,473,631	1,517,165	—
Information Technology	151,236,184	150,938,851	297,333	—
Materials	21,983,136	21,056,736	926,399	1
Real Estate	11,224,653	10,867,070	357,583	—
Telecommunications Services	2,994,881	2,656,373	338,508	—
Utilities	9,194,172	8,995,712	198,460	—
Registered Investment Companies
Affiliated Equity Holdings	308,073,247	308,073,247	—	—
Equity Funds/ETFs	13,340,722	13,340,722	—	—
Affiliated Fixed Income Holdings	22,357,060	22,357,060	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	225,828	—	225,828	—
Mortgage-Backed Securities	18,080,560	—	18,080,560	—
U.S. Government and Agencies	20,192,582	—	20,192,582	—
Preferred Stock
Consumer Staples	10,476	—	10,476	—
Short-Term Investments	9,299,489	—	9,299,489	—

Subtotal Investments in Securities	$963,116,242	$906,073,785	$57,042,422	$35

Other Investments *	Total
Short-Term Investments	116,058,618
Collateral Held for Securities Loaned	1,164,525

Subtotal Other Investments	$117,223,143

Total Investments at Value	$1,080,339,385

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,565,469	2,565,469	—	—

Total Asset Derivatives	$2,565,469	$2,565,469	$—	$—

Liability Derivatives
Futures Contracts	1,192,739	1,192,739	—	—

Total Liability Derivatives	$1,192,739	$1,192,739	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $9,299,489 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(14)	March 2017	($1,750,174)	($1,739,938)	$10,236
CBOT 2-Yr. U.S. Treasury Note	(11)	March 2017	(2,384,216)	(2,383,562)	654
CBOT 5-Yr. U.S. Treasury Note	33	March 2017	3,893,845	3,882,914	(10,931)
CBOT U.S. Long Bond	10	March 2017	1,518,306	1,506,563	(11,743)
CME E-mini S&P Mid-Cap 400 Index	(760)	March 2017	(128,646,179)	(126,091,600)	2,554,579
CME S&P 500 Index	155	March 2017	87,351,821	86,652,750	(699,071)
CME Ultra Long Term U.S. Treasury Bond	8	March 2017	1,291,714	1,282,000	(9,714)
ICE mini MSCI EAFE Index	1,234	March 2017	103,827,634	103,384,520	(443,114)
NYBOT NYF mini Russell 2000 Index	12	March 2017	832,306	814,140	(18,166)
Total Futures Contracts					$1,372,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$10,890
Total Interest Rate Contracts		10,890
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,554,579
Total Equity Contracts		2,554,579

Total Asset Derivatives		$2,565,469

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	32,388
Total Interest Rate Contracts		32,388
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,160,351
Total Equity Contracts		1,160,351

Total Liability Derivatives		$1,192,739

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(12,625,347)
Total Equity Contracts		(12,625,347)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	26,822
Total Interest Rate Contracts		26,822

Total		($12,598,525)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(26,344)
Total Interest Rate Contracts		(26,344)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,219,199)
Total Equity Contracts		(1,219,199)

Total		($1,245,543)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$312,398,735	31.5%
Interest Rate Contracts	9,266,989	0.9

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Opportunity Income Plus	$4,541,113	$43,510	$4,650,239	—	$—	$43,542
Small Cap Stock	30,912,419	1,689,734	—	2,105,112	38,931,305	108,358
Mid Cap Stock	49,700,986	5,786,431	—	3,352,705	63,971,952	204,535
Partner Worldwide Allocation	105,949,793	2,361,195	—	12,044,477	109,497,545	2,361,195
Large Cap Value	45,459,708	3,450,043	—	3,170,544	53,389,419	645,965
Large Cap Stock	40,107,608	502,461	—	3,495,736	42,283,026	502,461
High Yield	7,480,973	452,829	—	1,768,459	8,435,903	452,856
Income	4,443,283	163,875	—	468,133	4,713,587	160,356
Limited Maturity Bond	8,953,804	176,334	—	938,887	9,207,570	176,299
Cash Management Trust-Collateral Investment	—	3,938,900	2,774,375	1,164,525	1,164,525	742
Cash Management Trust-Short Term Investment	31,326,929	113,015,313	144,342,242	—	—	64,715
Core Short-Term Reserve Fund	—	206,545,589	90,486,971	11,605,862	116,058,618	427,166
Total Value and Income Earned	$328,876,616				$447,653,450	$5,148,190

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$3,605,136	0.1%

	Total	3,605,136

Capital Goods (0.1%)
	Other Securities^	1,848,232	0.1%

	Total	1,848,232

Communications Services (0.3%)
	Other Securities^	17,128,567	0.3%

	Total	17,128,567

Consumer Cyclical (0.1%)
	Other Securities^	6,813,419	0.1%

	Total	6,813,419

Consumer Non-Cyclical (0.1%)
	Other Securities^	6,038,693	0.1%

	Total	6,038,693

Energy (0.1%)
	Other Securities^	3,612,201	0.1%

	Total	3,612,201

Financials (0.1%)
	Other Securities^	3,927,240	0.1%

	Total	3,927,240

Technology (0.1%)
	Other Securities^	7,019,985	0.1%

	Total	7,019,985

Transportation (<0.1%)
	Other Securities^	1,125,966	<0.1%

	Total	1,125,966

Utilities (<0.1%)
	Other Securities^	675,613	<0.1%

	Total	675,613

	Total Bank Loans (cost $51,839,036)	51,795,052

Shares	Common Stock (39.3%)	Value	% of Net Assets
Consumer Discretionary (5.4%)
55,432	Amazon.com, Inc.[a]	41,566,794	0.8%
14,300	AutoZone, Inc.[a]	11,293,997	0.2%
309,006	Comcast Corporation	21,336,864	0.4%
119,550	Home Depot, Inc.	16,029,264	0.3%
124,060	Walt Disney Company	12,929,533	0.3%
	Other Securities^	183,830,235	3.4%

	Total	286,986,687

Consumer Staples (1.2%)
144,410	CVS Health Corporation	11,395,393	0.2%
145,930	Walgreens Boots Alliance, Inc.	12,077,167	0.2%
	Other Securities^	42,741,277	0.8%

	Total	66,213,837

Energy (3.8%)
157,810	Chevron Corporation	18,574,237	0.4%
165,751	EQT Corporation	10,840,115	0.2%
221,580	Halliburton Company	11,985,262	0.2%
64,740	Pioneer Natural Resources Company	11,657,732	0.2%
746,350	WPX Energy, Inc.[a]	10,874,320	0.2%
	Other Securities^	140,642,149	2.6%

	Total	204,573,815

Financials (5.8%)
859,750	Bank of America Corporation	19,000,475	0.4%
225,500	Citigroup, Inc.	13,401,465	0.3%
68,550	Goldman Sachs Group, Inc.	16,414,297	0.3%
251,743	Zions Bancorporation	10,835,019	0.2%
	Other Securities^	249,583,039	4.6%

	Total	309,234,295

Health Care (4.9%)
124,740	Alexion Pharmaceuticals, Inc.[a]	15,261,939	0.3%
76,626	Allergan plc[a]	16,092,226	0.3%
163,870	Celgene Corporation[a]	18,967,953	0.4%
272,315	Gilead Sciences, Inc.	19,500,477	0.4%
183,458	Medtronic plc	13,067,713	0.3%
	Other Securities^	177,550,013	3.2%

	Total	260,440,321

Industrials (4.8%)
80,780	Cummins, Inc.	11,040,203	0.2%
167,948	Union Pacific Corporation	17,412,849	0.3%
	Other Securities^	227,772,810	4.3%

	Total	256,225,862

Information Technology (9.5%)
35,763	Alphabet, Inc., Class Aa	28,340,389	0.5%
28,497	Alphabet, Inc., Class Ca	21,994,555	0.4%
265,266	Apple, Inc.	30,723,108	0.6%
475,970	Cisco Systems, Inc.	14,383,813	0.3%
281,220	Facebook, Inc.[a]	32,354,361	0.6%
226,370	MasterCard, Inc.	23,372,703	0.4%
629,180	Microsoft Corporation	39,097,245	0.7%
426,078	PayPal Holdings, Inc.[a]	16,817,299	0.3%
313,910	Salesforce.com, Inc.[a]	21,490,279	0.4%
316,470	Visa, Inc.	24,690,989	0.5%
	Other Securities^	251,159,627	4.8%

	Total	504,424,368

Materials (1.7%)
	Other Securities^	91,534,975	1.7%

	Total	91,534,975

Real Estate (1.0%)
	Other Securities^	52,454,383	1.0%

	Total	52,454,383

Telecommunications Services (0.3%)
	Other Securities^	13,600,164	0.3%

	Total	13,600,164

Utilities (0.9%)
	Other Securities^	46,995,111	0.9%

	Total	46,995,111

	Total Common Stock (cost $1,705,302,509)	2,092,683,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Registered Investment Companies (36.8%)	Value	% of Net Assets
Affiliated Equity Holdings (29.7%)
24,752,802	Thrivent Large Cap Stock Portfolio	$299,399,986	5.6%
21,779,551	Thrivent Large Cap Value Portfolio	366,750,218	6.9%
18,902,196	Thrivent Mid Cap Stock Portfolio	360,667,132	6.8%
50,069,595	Thrivent Partner Worldwide Allocation Portfolio	455,187,694	8.5%
5,579,836	Thrivent Small Cap Stock Portfolio	103,191,812	1.9%

	Total	1,585,196,842

Affiliated Fixed Income Holdings (5.6%)
10,873,034	Thrivent High Yield Portfolio	51,866,545	1.0%
15,219,349	Thrivent Income Portfolio	153,242,099	2.9%
9,490,688	Thrivent Limited Maturity Bond Portfolio	93,074,230	1.7%

	Total	298,182,874

Equity Funds/ETFs (0.8%)
97,919	SPDR S&P 500 ETF Trust	21,887,834	0.4%
	Other Securities^	19,614,659	0.4%

	Total	41,502,493

Fixed Income Funds/ETFs (0.7%)
113,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	13,317,507	0.2%
179,500	Vanguard Short-Term Corporate Bond ETF	14,246,915	0.3%
	Other Securities^	9,442,225	0.2%

	Total	37,006,647

	Total Registered Investment Companies (cost $1,720,669,889)	1,961,888,856

Principal Amount	Long-Term Fixed Income (15.8%)
Asset-Backed Securities (1.0%)
	U.S. Small Business Administration
$485,447	3.191%, 3/10/2024, Series 2014-10A, Class 1	502,098	<0.1%
	Other Securities^	55,210,446	1.0%

	Total	55,712,544

Basic Materials (0.1%)
	Other Securities^	4,956,708	0.1%

	Total	4,956,708

Capital Goods (0.2%)
	Other Securities^	12,378,082	0.2%

	Total	12,378,082

Collateralized Mortgage Obligations (0.4%)
	Federal National Mortgage Association
2,491,831	3.500%, 1/25/2033, Series 2012-150, Class YIb	335,957	<0.1%
	Other Securities^	19,794,369	0.4%

	Total	20,130,326

Commercial Mortgage-Backed Securities (0.3%)
	Federal National Mortgage Association
23,957	1.272%, 1/25/2017	23,936	<0.1%
	Other Securities^	12,842,195	0.3%

	Total	12,866,131

Communications Services (0.6%)
	Other Securities^	30,229,799	0.6%

	Total	30,229,799

Consumer Cyclical (0.4%)
	Other Securities^	18,818,457	0.4%

	Total	18,818,457

Consumer Non-Cyclical (0.6%)
	Other Securities^	29,859,289	0.6%

	Total	29,859,289

Energy (0.4%)
	Other Securities^	23,665,341	0.4%

	Total	23,665,341

Financials (1.2%)
	Other Securities^	64,265,998	1.2%

	Total	64,265,998

Foreign Government (<0.1%)
	Other Securities^	2,790,320	<0.1%

	Total	2,790,320

Mortgage-Backed Securities (5.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
18,800,000	3.000%, 1/1/2032[c]	19,283,160	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,300,000	4.000%, 1/1/2047[c]	12,912,540	0.2%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
24,525,000	2.500%, 1/1/2032[c]	24,551,977	0.5%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
50,200,000	3.000%, 1/1/2047[c]	49,833,540	0.9%
105,575,000	3.500%, 1/1/2047[c]	108,140,473	2.0%
65,000,000	4.000%, 1/1/2047[c]	68,302,000	1.3%
24,139,000	4.500%, 1/1/2047[c]	25,954,253	0.5%
2,445,528	1.740% - 2.088%, 7/1/2043 - 8/1/2043[d]	2,514,974	<0.1%

	Total	311,492,917

Technology (0.2%)
	Other Securities^	13,245,097	0.2%

	Total	13,245,097

Transportation (0.1%)
	Other Securities^	4,431,730	0.1%

	Total	4,431,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value	% of Net Assets
U.S. Government and Agencies (4.1%)
	Federal National Mortgage Association
$405,000	6.250%, 5/15/2029	$535,933	<0.1%
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	488,965	<0.1%
	U.S. Treasury Bonds
14,300,000	3.625%, 2/15/2044	15,816,644	0.3%
31,259,000	2.500% - 6.500%, 11/15/2026 - 11/15/2046	32,871,782	0.7%
	U.S. Treasury Bonds, TIPS
36,887,972	0.125%, 1/15/2023	36,611,386	0.7%
30,096,525	0.625%, 1/15/2026	30,356,047	0.6%
2,511,732	0.125% - 2.375%, 4/15/2019 - 2/15/2042	2,533,175	<0.1%
	U.S. Treasury Notes
23,030,000	1.125%, 8/31/2021	22,230,398	0.4%
24,900,000	1.625%, 10/31/2023	23,925,937	0.5%
16,686,000	2.000%, 11/15/2026[e]	16,028,405	0.3%
35,268,000	0.750% - 2.250%, 1/31/2017 - 11/15/2024[e,f]	34,926,448	0.6%

	Total	216,325,120

Utilities (0.4%)
	Other Securities^	20,650,604	0.4%

	Total	20,650,604

	Total Long-Term Fixed Income (cost $840,545,662)	841,818,463

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	35,593	<0.1%

	Total	35,593

Energy (<0.1%)
	Other Securities^	49,631	<0.1%

	Total	49,631

	Total Preferred Stock (cost $40,059)	85,224

	Collateral Held for Securities Loaned (1.1%)
56,510,060	Thrivent Cash Management Trust	56,510,060	1.1%

	Total Collateral Held for Securities Loaned (cost $56,510,060)	56,510,060

Shares or Principal Amount	Short-Term Investments (12.7%)[g]
	Federal Home Loan Bank Discount Notes
13,000,000	0.343%, 1/4/2017[h]	12,999,857	0.2%
	Federal National Mortgage Association Discount Notes
3,600,000	0.345%, 1/11/2017[h]	3,599,698	0.1%
	U.S. Treasury Bills
3,100,000	0.412% - 0.480%, 1/26/2017 - 2/9/2017[f]	3,098,822	<0.1%
	U.S. Treasury Note
300,000	0.500%, 1/31/2017[f]	300,034	<0.1%
	Thrivent Core Short-Term Reserve Fund
64,077,688	0.910%	640,776,883	12.0%
	Other Securities^	16,995,533	0.4%

	Total Short-Term Investments (cost $677,769,871)	677,770,827

	Total Investments (cost $5,052,677,086) 106.7%	$5,682,552,300

	Other Assets and Liabilities, Net (6.7%)	(356,863,084)

	Total Net Assets 100.0%	$5,325,689,216

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	All or a portion of the security is on loan.
f	At December 31, 2016, $1,038,717 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Aggressive Allocation Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $33,835,986 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$18,843,443
Common Stock	36,303,769

Total lending	$55,147,212
Gross amount payable upon return of collateral for securities loaned	$56,510,060

Net amounts due to counterparty	$1,362,848

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$713,361,434
Gross unrealized depreciation	(95,570,042)

Net unrealized appreciation (depreciation)	$617,791,392

Cost for federal income tax purposes	$5,064,760,908

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,605,136	—	3,605,136	—
Capital Goods	1,848,232	—	805,357	1,042,875
Communications Services	17,128,567	—	16,214,075	914,492
Consumer Cyclical	6,813,419	—	6,408,419	405,000
Consumer Non-Cyclical	6,038,693	—	6,038,693	—
Energy	3,612,201	—	1,572,407	2,039,794
Financials	3,927,240	—	3,927,240	—
Technology	7,019,985	—	6,119,972	900,013
Transportation	1,125,966	—	1,125,966	—
Utilities	675,613	—	675,613	—
Common Stock
Consumer Discretionary	286,986,687	282,821,085	4,165,602	—
Consumer Staples	66,213,837	63,831,430	2,382,407	—
Energy	204,573,815	201,568,223	3,005,477	115
Financials	309,234,295	302,345,986	6,888,309	—
Health Care	260,440,321	257,890,511	2,549,810	—
Industrials	256,225,862	251,032,162	5,193,700	—
Information Technology	504,424,368	503,395,171	1,029,197	—
Materials	91,534,975	88,395,279	3,139,690	6
Real Estate	52,454,383	51,202,998	1,251,385	—
Telecommunications Services	13,600,164	12,454,397	1,145,767	—
Utilities	46,995,111	46,307,147	687,964	—
Registered Investment Companies
Affiliated Equity Holdings	1,585,196,842	1,585,196,842	—	—
Affiliated Fixed Income Holdings	298,182,874	298,182,874	—	—
Equity Funds/ETFs	41,502,493	41,502,493	—	—
Fixed Income Funds/ETFs	37,006,647	37,006,647	—	—
Long-Term Fixed Income
Asset-Backed Securities	55,712,544	—	53,562,544	2,150,000
Basic Materials	4,956,708	—	4,956,708	—
Capital Goods	12,378,082	—	12,378,082	—
Collateralized Mortgage Obligations	20,130,326	—	20,130,326	—
Commercial Mortgage-Backed Securities	12,866,131	—	12,866,131	—
Communications Services	30,229,799	—	30,229,799	—
Consumer Cyclical	18,818,457	—	18,818,457	—
Consumer Non-Cyclical	29,859,289	—	29,859,289	—
Energy	23,665,341	—	23,665,341	—
Financials	64,265,998	—	64,265,998	—
Foreign Government	2,790,320	—	2,790,320	—
Mortgage-Backed Securities	311,492,917	—	311,492,917	—
Technology	13,245,097	—	13,245,097	—
Transportation	4,431,730	—	4,431,730	—
U.S. Government and Agencies	216,325,120	—	216,325,120	—
Utilities	20,650,604	—	20,650,604	—
Preferred Stock
Consumer Staples	35,593	—	35,593	—
Energy	49,631	—	—	49,631
Short-Term Investments	36,993,944	—	36,993,944	—

Subtotal Investments in Securities	$4,985,265,357	$4,023,133,245	$954,630,186	$7,501,926

Other Investments *	Total
Short-Term Investments	640,776,883
Collateral Held for Securities Loaned	56,510,060

Subtotal Other Investments	$697,286,943

Total Investments at Value	$5,682,552,300

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,651,779	8,651,779	—	—

Total Asset Derivatives	$8,651,779	$8,651,779	$—	$—

Liability Derivatives
Futures Contracts	5,510,337	5,510,337	—	—

Total Liability Derivatives	$5,510,337	$5,510,337	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $33,595,088 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(313)	March 2017	($39,128,891)	($38,900,032)	$228,859
CBOT 2-Yr. U.S. Treasury Note	36	March 2017	7,803,672	7,800,750	(2,922)
CBOT 5-Yr. U.S. Treasury Note	876	March 2017	103,363,874	103,073,716	(290,158)
CBOT U.S. Long Bond	290	March 2017	44,003,965	43,690,312	(313,653)
CME E-mini S&P Mid-Cap 400 Index	(2,497)	March 2017	(422,670,272)	(414,277,270)	8,393,002
CME S&P 500 Index	428	March 2017	241,167,975	239,273,400	(1,894,575)
CME Ultra Long Term U.S. Treasury Bond	(13)	March 2017	(2,113,168)	(2,083,250)	29,918
ICE mini MSCI EAFE Index	3,505	March 2017	294,920,035	293,648,900	(1,271,135)
NYBOT NYF mini Russell 2000 Index	1,148	March 2017	79,623,954	77,886,060	(1,737,894)
Total Futures Contracts					$3,141,442

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$258,777
Total Interest Rate Contracts		258,777
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,393,002
Total Equity Contracts		8,393,002

Total Asset Derivatives		$8,651,779

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	606,733
Total Interest Rate Contracts		606,733
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,903,604
Total Equity Contracts		4,903,604

Total Liability Derivatives		$5,510,337

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(42,011,014)
Total Equity Contracts		(42,011,014)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,728,499
Total Interest Rate Contracts		3,728,499

Total		($38,282,515)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(281,665)
Total Interest Rate Contracts		(281,665)
Fquity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,948,456)
Total Equity Contracts		(5,948,456)

Total		($6,230,121)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$987,949,999	19.8%
Interest Rate Contracts	165,966,345	3.3

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Small Cap Stock	$81,936,849	$4,478,831	$—	5,579,836	$103,191,812	$287,214
Mid Cap Stock	280,208,930	32,623,289	—	18,902,196	360,667,132	1,153,148
Partner Worldwide Allocation	440,439,482	9,815,624	—	50,069,595	455,187,694	9,815,624
Large Cap Value	312,278,320	23,699,525	—	21,779,551	366,750,218	4,437,355
Large Cap Stock	283,996,164	3,557,857	—	24,752,802	299,399,986	3,557,857
High Yield	45,995,339	2,784,132	—	10,873,034	51,866,545	2,784,297
Income	144,454,320	5,327,686	—	15,219,349	153,242,099	5,213,292
Limited Maturity Bond	90,509,050	1,782,461	—	9,490,688	93,074,230	1,782,116
Cash Management Trust-Collateral Investment	80,456,520	678,433,276	702,379,736	56,510,060	56,510,060	638,267
Cash Management Trust-Short Term Investment	108,913,011	536,100,515	645,013,526	—	—	281,952
Core Short-Term Reserve Fund	—	1,182,306,648	541,529,765	64,077,688	640,776,883	2,332,730
Total Value and Income Earned	$1,869,187,985				$2,580,666,659	$32,283,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$8,236,590	0.1%

	Total	8,236,590

Capital Goods (0.1%)
	Other Securities^	5,994,274	0.1%

	Total	5,994,274

Communications Services (0.5%)
	Other Securities^	46,407,732	0.5%

	Total	46,407,732

Consumer Cyclical (0.3%)
	Other Securities^	28,751,319	0.3%

	Total	28,751,319

Consumer Non-Cyclical (0.2%)
	Other Securities^	18,797,613	0.2%

	Total	18,797,613

Energy (0.2%)
	Other Securities^	14,571,813	0.2%

	Total	14,571,813

Financials (0.1%)
	Other Securities^	12,774,554	0.1%

	Total	12,774,554

Technology (0.2%)
	Other Securities^	14,918,186	0.2%

	Total	14,918,186

Transportation (<0.1%)
	Other Securities^	4,903,769	<0.1%

	Total	4,903,769

Utilities (0.1%)
	Other Securities^	6,999,898	0.1%

	Total	6,999,898

	Total Bank Loans (cost $163,218,799)	162,355,748

Shares	Common Stock (33.0%)
Consumer Discretionary (4.4%)
73,982	Amazon.com, Inc.[a]	55,476,882	0.6%
512,664	Comcast Corporation	35,399,449	0.4%
159,590	Home Depot, Inc.	21,397,827	0.3%
	Other Securities^	300,597,732	3.1%

	Total	412,871,890

Consumer Staples (1.1%)
257,680	CVS Health Corporation	20,333,529	0.2%
	Other Securities^	83,496,795	0.9%

	Total	103,830,324

Energy (3.2%)
261,050	Chevron Corporation	30,725,585	0.3%
	Other Securities^	262,297,369	2.9%

	Total	293,022,954

Financials (5.3%)
1,492,740	Bank of America Corporation	32,989,554	0.4%
467,490	Citigroup, Inc.	27,782,931	0.3%
108,640	Goldman Sachs Group, Inc.	26,013,848	0.3%
498,726	Zions Bancorporation	21,465,167	0.2%
	Other Securities^	383,637,625	4.1%

	Total	491,889,125

Health Care (4.0%)
166,651	Alexion Pharmaceuticals, Inc.[a]	20,389,750	0.2%
102,388	Allergan plc[a]	21,502,504	0.2%
218,890	Celgene Corporation[a]	25,336,518	0.3%
368,651	Gilead Sciences, Inc.	26,399,098	0.3%
288,024	Medtronic plc	20,515,950	0.2%
335,340	Merck & Company, Inc.	19,741,466	0.2%
	Other Securities^	237,392,047	2.6%

	Total	371,277,333

Industrials (4.0%)
231,029	Union Pacific Corporation	23,953,087	0.3%
	Other Securities^	347,379,508	3.7%

	Total	371,332,595

Information Technology (7.5%)
48,224	Alphabet, Inc., Class Aa	38,215,109	0.4%
41,469	Alphabet, Inc., Class Ca	32,006,604	0.3%
389,449	Apple, Inc.	45,105,983	0.5%
947,610	Cisco Systems, Inc.	28,636,774	0.3%
375,630	Facebook, Inc.[a]	43,216,232	0.5%
308,820	MasterCard, Inc.	31,885,665	0.3%
976,550	Microsoft Corporation	60,682,817	0.7%
472,580	Oracle Corporation	18,170,701	0.2%
593,614	PayPal Holdings, Inc.[a]	23,429,945	0.2%
424,790	Salesforce.com, Inc.[a]	29,081,123	0.3%
423,060	Visa, Inc.	33,007,141	0.4%
	Other Securities^	315,565,766	3.4%

	Total	699,003,860

Materials (1.5%)
	Other Securities^	135,723,904	1.5%

	Total	135,723,904

Real Estate (0.9%)
	Other Securities^	81,476,296	0.9%

	Total	81,476,296

Telecommunications Services (0.3%)
	Other Securities^	24,438,987	0.3%

	Total	24,438,987

Utilities (0.8%)
	Other Securities^	73,806,447	0.8%

	Total	73,806,447

	Total Common Stock (cost $2,525,310,992)	3,058,673,715

	Registered Investment Companies (30.2%)
Affiliated Equity Holdings (18.2%)
22,936,793	Thrivent Large Cap Stock Portfolio	277,434,277	3.0%
30,302,240	Thrivent Large Cap Value Portfolio	510,265,482	5.5%
15,614,280	Thrivent Mid Cap Stock Portfolio	297,931,385	3.2%
57,080,403	Thrivent Partner Worldwide Allocation Portfolio	518,923,651	5.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Registered Investment Companies (30.2%)	Value	% of Net Assets
Affiliated Equity Holdings (18.2%) - continued
4,432,127	Thrivent Small Cap Stock Portfolio	$81,966,430	0.9%

	Total	1,686,521,225

Affiliated Fixed Income Holdings (10.8%)
35,466,032	Thrivent High Yield Portfolio	169,180,064	1.8%
51,812,632	Thrivent Income Portfolio	521,696,215	5.6%
31,725,097	Thrivent Limited Maturity Bond Portfolio	311,124,857	3.4%

	Total	1,002,001,136

Equity Funds/ETFs (0.5%)
118,993	SPDR S&P 500 ETF Trust	26,598,505	0.3%
	Other Securities^	18,956,027	0.2%

	Total	45,554,532

Fixed Income Funds/ETFs (0.7%)
195,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	22,855,959	0.3%
291,700	Vanguard Short-Term Corporate Bond ETF	23,152,229	0.3%
	Other Securities^	19,107,411	0.1%

	Total	65,115,599

	Total Registered Investment Companies (cost $2,514,142,373)	2,799,192,492

Principal Amount	Long-Term Fixed Income (29.7%)
Asset-Backed Securities (2.1%)
	U.S. Small Business Administration
$851,662	3.191%, 3/10/2024, Series 2014-10A, Class 1	880,874	<0.1%
	Other Securities^	186,929,396	2.1%

	Total	187,810,270

Basic Materials (0.2%)
	Other Securities^	14,592,708	0.2%

	Total	14,592,708

Capital Goods (0.4%)
	Other Securities^	41,612,959	0.4%

	Total	41,612,959

Collateralized Mortgage Obligations (0.6%)
	Federal Home Loan Mortgage Corporation
12,010,460	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Series-4170, Class IGb	1,403,729	<0.1%
	Federal National Mortgage Association
8,466,220	3.500%, 1/25/2033, Series 2012-150, Class YIb	1,141,443	<0.1%
	Other Securities^	48,824,948	0.6%

	Total	51,370,120

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association
54,448	1.272%, 1/25/2017	54,400	<0.1%
	Other Securities^	50,586,015	0.5%

	Total	50,640,415

Communications Services (1.1%)
	Other Securities^	101,631,682	1.1%

	Total	101,631,682

Consumer Cyclical (0.7%)
	Other Securities^	61,271,991	0.7%

	Total	61,271,991

Consumer Non-Cyclical (1.1%)
	Other Securities^	104,563,098	1.1%

	Total	104,563,098

Energy (0.8%)
	Other Securities^	79,164,035	0.8%

	Total	79,164,035

Financials (2.4%)
	Other Securities^	220,806,081	2.4%

	Total	220,806,081

Foreign Government (0.1%)
	Other Securities^	9,354,366	0.1%

	Total	9,354,366

Mortgage-Backed Securities (10.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
65,995,000	3.000%, 1/1/2032[c]	67,691,071	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
48,845,000	4.000%, 1/1/2047[c]	51,277,481	0.6%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
59,375,000	2.500%, 1/1/2032[c]	59,440,312	0.6%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
182,200,000	3.000%, 1/1/2047[c]	180,869,940	1.9%
336,550,000	3.500%, 1/1/2047[c]	344,728,165	3.7%
192,432,500	4.000%, 1/1/2047[c]	202,208,071	2.2%
71,494,000	4.500%, 1/1/2047[c]	76,870,349	0.8%
18,386,786	1.740% - 2.088%, 7/1/2043 - 8/1/2043[d]	18,922,433	0.3%

	Total	1,002,007,822

Technology (0.5%)
	Other Securities^	51,480,250	0.5%

	Total	51,480,250

Transportation (0.2%)
	Other Securities^	16,333,717	0.2%

	Total	16,333,717

U.S. Government and Agencies (7.4%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	714,577	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value	% of Net Assets
U.S. Government and Agencies (7.4%) - continued
	Tennessee Valley Authority
$520,000	5.250%, 9/15/2039	$651,953	<0.1%
	U.S. Treasury Bonds
35,920,000	3.625%, 2/15/2044	39,729,639	0.4%
25,136,000	2.500%, 5/15/2046	22,282,335	0.2%
13,725,000	2.875% - 5.250%, 11/15/2028 - 11/15/2046	15,484,631	0.2%
	U.S. Treasury Bonds, TIPS
35,505,655	0.125%, 1/15/2023	35,239,434	0.4%
31,708,929	0.625%, 1/15/2026	31,982,355	0.4%
5,681,754	0.125% - 2.375%, 4/15/2019 - 2/15/2042	5,725,026	0.1%
	U.S. Treasury Notes
25,100,000	0.875%, 3/31/2018	25,065,538	0.3%
65,050,000	1.000%, 11/30/2018[e]	64,828,245	0.7%
112,320,000	1.500%, 10/31/2019	112,539,249	1.2%
76,185,000	1.375%, 9/30/2020	75,265,752	0.8%
38,359,000	1.125%, 8/31/2021	37,027,176	0.4%
50,800,000	1.625%, 10/31/2023	48,812,755	0.5%
68,135,000	2.250%, 11/15/2024	67,626,985	0.7%
55,654,000	2.000%, 11/15/2026[e]	53,460,676	0.6%
48,025,000	0.750% - 2.125%, 1/31/2017 - 9/30/2023[f]	47,348,475	0.5%

	Total	683,784,801

Utilities (0.8%)
	Other Securities^	70,159,034	0.8%

	Total	70,159,034

	Total Long-Term Fixed Income (cost $2,743,821,405)	2,746,583,349

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	94,994	<0.1%

	Total	94,994

Energy (<0.1%)
	Other Securities^	642,265	<0.1%

	Total	642,265

	Total Preferred Stock (cost $194,605)	737,259

	Collateral Held for Securities Loaned (2.0%)
186,669,340	Thrivent Cash Management Trust	186,669,340	2.0%

	Total Collateral Held for Securities Loaned (cost $186,669,340)	186,669,340

Shares or Principal Amount	Short-Term Investments (15.8%)[g]
	Federal Home Loan Bank Discount Notes
18,000,000	0.340%, 1/4/2017[h]	17,999,802	0.2%
	Federal National Mortgage Association Discount Notes
12,000,000	0.345%, 1/11/2017[h]	11,998,992	0.1%
	U.S. Treasury Bills
10,600,000	0.411% - 0.473%, 1/26/2017 - 2/9/2017[f]	10,595,941	0.1%
	U.S. Treasury Note
1,900,000	0.500%, 1/31/2017	1,900,216	<0.1%
	Thrivent Core Short-Term Reserve Fund
138,900,615	0.910%	1,389,006,154	15.0%
	Other Securities^	31,987,280	0.4%

	Total Short-Term Investments (cost $1,463,486,512)	1,463,488,385

	Total Investments (cost $9,596,844,026) 112.5%	$10,417,700,288

	Other Assets and Liabilities, Net (12.5%)	(1,156,303,810)

	Total Net Assets 100.0%	$9,261,396,478

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	All or a portion of the security is on loan.
f	At December 31, 2016, $2,547,481 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $111,487,739 or 1.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$135,038,038
Common Stock	47,486,754

Total lending	$182,524,792
Gross amount payable upon return of collateral for securities loaned	$186,669,340

Net amounts due to counterparty	$4,144,548

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$930,164,437
Gross unrealized depreciation	(127,338,400)

Net unrealized appreciation (depreciation)	$802,826,037

Cost for federal income tax purposes	$9,614,874,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,236,590	—	8,236,590	—
Capital Goods	5,994,274	—	2,703,649	3,290,625
Communications Services	46,407,732	—	43,312,194	3,095,538
Consumer Cyclical	28,751,319	—	27,252,819	1,498,500
Consumer Non-Cyclical	18,797,613	—	18,797,613	—
Energy	14,571,813	—	10,556,759	4,015,054
Financials	12,774,554	—	12,774,554	—
Technology	14,918,186	—	12,986,699	1,931,487
Transportation	4,903,769	—	4,903,769	—
Utilities	6,999,898	—	3,988,648	3,011,250
Common Stock
Consumer Discretionary	412,871,890	401,776,217	11,095,673	—
Consumer Staples	103,830,324	97,506,115	6,324,209	—
Energy	293,022,954	285,017,806	8,004,847	301
Financials	491,889,125	473,548,138	18,340,987	—
Health Care	371,277,333	364,511,489	6,765,844	—
Industrials	371,332,595	357,406,444	13,926,151	—
Information Technology	699,003,860	696,225,425	2,778,435	—
Materials	135,723,904	127,311,980	8,411,915	9
Real Estate	81,476,296	78,122,578	3,353,718	—
Telecommunications Services	24,438,987	21,403,702	3,035,285	—
Utilities	73,806,447	71,976,185	1,830,262	—
Registered Investment Companies
Affiliated Fixed Income Holdings	1,002,001,136	1,002,001,136	—	—
Affiliated Equity Holdings	1,686,521,225	1,686,521,225	—	—
Fixed Income Funds/ETFs	65,115,599	65,115,599	—	—
Equity Funds/ETFs	45,554,532	45,554,532	—	—
Long-Term Fixed Income
Asset-Backed Securities	187,810,270	—	180,310,270	7,500,000
Basic Materials	14,592,708	—	14,592,708	—
Capital Goods	41,612,959	—	41,612,959	—
Collateralized Mortgage Obligations	51,370,120	—	51,370,120	—
Commercial Mortgage-Backed Securities	50,640,415	—	50,640,415	—
Communications Services	101,631,682	—	101,631,682	—
Consumer Cyclical	61,271,991	—	61,271,991	—
Consumer Non-Cyclical	104,563,098	—	104,563,098	—
Energy	79,164,035	—	79,164,035	—
Financials	220,806,081	—	220,806,081	—
Foreign Government	9,354,366	—	9,354,366	—
Mortgage-Backed Securities	1,002,007,822	—	1,002,007,822	—
Technology	51,480,250	—	51,480,250	—
Transportation	16,333,717	—	16,333,717	—
U.S. Government and Agencies	683,784,801	—	683,784,801	—
Utilities	70,159,034	—	70,159,034	—
Preferred Stock
Consumer Staples	94,994	—	94,994	—
Energy	642,265	—	—	642,265
Short-Term Investments	74,482,231	—	74,482,231	—

Subtotal Investments in Securities	$8,842,024,794	$5,773,998,571	$3,043,041,194	$24,985,029

Other Investments *	Total
Short-Term Investments	1,389,006,154
Collateral Held for Securities Loaned	186,669,340

Subtotal Other Investments	$1,575,675,494

Total Investments at Value	$10,417,700,288

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	9,316,711	9,316,711	—	—

Total Asset Derivatives	$9,316,711	$9,316,711	$—	$—

Liability Derivatives
Futures Contracts	8,259,044	8,259,044	—	—

Total Liability Derivatives	$8,259,044	$8,259,044	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $61,986,074 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	392	March 2017	$49,001,254	$48,718,249	($283,005)
CBOT 2-Yr. U.S. Treasury Note	(512)	March 2017	(110,974,438)	(110,944,000)	30,438
CBOT 5-Yr. U.S. Treasury Note	2,473	March 2017	291,802,352	290,983,220	(819,132)
CBOT U.S. Long Bond	847	March 2017	128,540,837	127,605,844	(934,993)
CME E-mini S&P Mid-Cap 400 Index	(2,595)	March 2017	(439,258,979)	(430,536,450)	8,722,529
CME S&P 500 Index	(122)	March 2017	(68,767,844)	(68,204,100)	563,744
CME Ultra Long Term U.S. Treasury Bond	222	March 2017	35,845,061	35,575,500	(269,561)
ICE mini MSCI EAFE Index	6,067	March 2017	510,509,443	508,293,260	(2,216,183)
NYBOT NYF mini Russell 2000 Index	2,468	March 2017	171,177,629	167,441,459	(3,736,170)
Total Futures Contracts					$1,057,667

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$30,438
Total Interest Rate Contracts		30,438
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,286,273
Total Equity Contracts		9,286,273

Total Asset Derivatives		$9,316,711

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,306,691
Total Interest Rate Contracts		2,306,691
Fquity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,952,353
Total Equity Contracts		5,952,353

Total Liability Derivatives		$8,259,044

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Fquity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(40,173,797)
Total Equity Contracts		(40,173,797)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	15,097,014
Total Interest Rate Contracts		15,097,014

Total		($25,076,783)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,362,911)
Total Interest Rate Contracts		(2,362,911)
Fquity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(9,615,752)
Total Equity Contracts		(9,615,752)

Total		($11,978,663)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,131,104,028	12.8%
Interest Rate Contracts	638,909,405	7.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Small Cap Stock	$65,083,371	$3,557,587	$—	4,432,127	$81,966,430	$228,138
Mid Cap Stock	231,468,373	26,948,676	—	15,614,280	297,931,385	952,565
Partner Worldwide Allocation	502,110,376	11,190,020	—	57,080,403	518,923,651	11,190,020
Large Cap Value	434,477,853	32,973,531	—	30,302,240	510,265,482	6,173,763
Large Cap Stock	263,160,569	3,296,832	—	22,936,793	277,434,277	3,296,832
High Yield	150,029,163	9,081,376	—	35,466,032	169,180,064	9,081,915
Income	491,779,169	18,137,533	—	51,812,632	521,696,215	17,748,091
Limited Maturity Bond	302,550,074	5,958,340	—	31,725,097	311,124,857	5,957,186
Cash Management Trust-Collateral Investment	182,839,267	1,225,600,515	1,221,770,442	186,669,340	186,669,340	1,075,543
Cash Management Trust-Short Term Investment	213,007,058	1,146,526,774	1,359,533,832	—	—	520,264
Core Short-Term Reserve Fund	—	2,442,180,913	1,053,174,759	138,900,615	1,389,006,154	5,405,407
Total Value and Income Earned	$2,836,505,273				$4,264,197,855	$61,629,724

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.6%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$7,372,646	0.2%

	Total	7,372,646

Capital Goods (0.1%)
	Other Securities^	6,770,950	0.1%

	Total	6,770,950

Communications Services (0.8%)
	Other Securities^	36,524,627	0.8%

	Total	36,524,627

Consumer Cyclical (0.4%)
	Other Securities^	18,681,797	0.4%

	Total	18,681,797

Consumer Non-Cyclical (0.4%)
	Other Securities^	19,366,869	0.4%

	Total	19,366,869

Energy (0.1%)
	Other Securities^	5,925,179	0.1%

	Total	5,925,179

Financials (0.2%)
	Other Securities^	8,566,205	0.2%

	Total	8,566,205

Technology (0.3%)
	Other Securities^	13,380,086	0.3%

	Total	13,380,086

Transportation (<0.1%)
	Other Securities^	2,674,740	<0.1%

	Total	2,674,740

Utilities (0.1%)
	Other Securities^	3,605,937	0.1%

	Total	3,605,937

	Total Bank Loans (cost $122,905,456)	122,869,036

	Long-Term Fixed Income (42.2%)
Asset-Backed Securities (2.7%)
	U.S. Small Business Administration
$366,215	3.191%, 3/10/2024, Series 2014-10A, Class 1	378,776	<0.1%
	Other Securities^	125,983,089	2.7%

	Total	126,361,865

Basic Materials (0.3%)
	Other Securities^	11,425,399	0.3%

	Total	11,425,399

Capital Goods (0.6%)
	Other Securities^	29,893,671	0.6%

	Total	29,893,671

Collateralized Mortgage Obligations (0.8%)
	Federal Home Loan Mortgage Corporation
16,809,366	3.000% - 4.000%,
	4/15/2028 - 2/15/2033, Series-4193, Class AIa	1,815,950	<0.1%
	Federal National Mortgage Association
9,497,435	3.500%, 1/25/2033, Series 2012-150, Class YIa	1,280,475	<0.1%
	Other Securities^	32,835,036	0.8%

	Total	35,931,461

Commercial Mortgage-Backed Securities (0.7%)
	Federal National Mortgage Association
74,049	1.272%, 1/25/2017	73,985	<0.1%
	Other Securities^	35,796,167	0.7%

	Total	35,870,152

Communications Services (1.5%)
	Other Securities^	71,622,777	1.5%

	Total	71,622,777

Consumer Cyclical (1.0%)
	Other Securities^	46,307,126	1.0%

	Total	46,307,126

Consumer Non-Cyclical (1.6%)
	Other Securities^	74,116,189	1.6%

	Total	74,116,189

Energy (1.2%)
	Other Securities^	57,158,799	1.2%

	Total	57,158,799

Financials (3.3%)
	Other Securities^	156,214,417	3.3%

	Total	156,214,417

Foreign Government (0.1%)
	Other Securities^	6,655,941	0.1%

	Total	6,655,941

Mortgage-Backed Securities (15.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
49,100,000	3.000%, 1/1/2032[b]	50,361,870	1.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
33,600,000	4.000%, 1/1/2047[b]	35,273,280	0.8%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
57,325,000	2.500%, 1/1/2032[b]	57,388,057	1.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
139,550,000	3.000%, 1/1/2047[b]	138,531,285	2.9%
247,700,000	3.500%, 1/1/2047[b]	253,719,110	5.4%
125,250,000	4.000%, 1/1/2047[b]	131,612,700	2.8%
51,396,000	4.500%, 1/1/2047[b]	55,260,979	1.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value	% of Net Assets
Mortgage-Backed Securities (15.5%) - continued
$4,820,637	1.740%, 7/1/2043[c]	$4,954,236	0.1%

	Total	727,101,517

Technology (0.8%)
	Other Securities^	35,708,785	0.8%

	Total	35,708,785

Transportation (0.3%)
	Other Securities^	12,343,930	0.3%

	Total	12,343,930

U.S. Government and Agencies (10.7%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	271,275	<0.1%
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	250,751	<0.1%
	U.S. Treasury Bonds
26,928,000	2.500%, 5/15/2046	23,870,891	0.5%
6,045,000	2.875% - 4.375%, 5/15/2040 - 11/15/2046	6,179,535	0.1%
	U.S. Treasury Bonds, TIPS
28,453,601	0.625%, 1/15/2026	28,698,957	0.6%
10,037,835	0.125% - 2.375%, 4/15/2019 - 2/15/2042	9,998,963	0.2%
	U.S. Treasury Notes
23,000,000	0.875%, 3/31/2018	22,968,421	0.5%
21,220,000	1.000%, 11/30/2018[d]	21,147,661	0.5%
22,400,000	0.750%, 2/15/2019	22,171,139	0.5%
15,500,000	1.000%, 10/15/2019	15,327,097	0.3%
41,710,000	1.500%, 10/31/2019	41,791,418	0.9%
79,080,000	1.375%, 9/30/2020	78,125,821	1.7%
10,250,000	1.375%, 5/31/2021	10,037,066	0.2%
59,409,000	1.125%, 8/31/2021	57,346,320	1.2%
41,325,000	2.125%, 6/30/2022	41,425,709	0.9%
10,765,000	1.625%, 8/15/2022	10,486,822	0.2%
26,500,000	1.625%, 10/31/2023	25,463,346	0.5%
47,630,000	2.250%, 11/15/2024	47,274,871	1.0%
39,702,000	2.000%, 11/15/2026[d]	38,137,344	0.8%
3,220,000	0.875% - 1.375%, 1/31/2017 - 9/30/2023[e]	3,160,154	0.1%

	Total	504,133,561

Utilities (1.1%)
	Other Securities^	50,880,399	1.1%

	Total	50,880,399

	Total Long-Term Fixed Income (cost $1,986,566,985)	1,981,725,989

Shares	Registered Investment Companies (25.9%)
Affiliated Equity Holdings (9.5%)
2,586,561	Thrivent Large Cap Stock Portfolio	31,286,010	0.7%
8,818,308	Thrivent Large Cap Value Portfolio	148,493,256	3.1%
3,932,207	Thrivent Mid Cap Stock Portfolio	75,029,259	1.6%
16,955,184	Thrivent Partner Worldwide Allocation Portfolio	154,141,277	3.3%
1,989,819	Thrivent Small Cap Stock Portfolio	36,799,107	0.8%

	Total	445,748,909

Affiliated Fixed Income Holdings (14.9%)
24,579,035	Thrivent High Yield Portfolio	117,246,915	2.5%
35,397,259	Thrivent Income Portfolio	356,411,464	7.6%
23,148,257	Thrivent Limited Maturity Bond Portfolio	227,012,639	4.8%

	Total	700,671,018

Equity Funds/ETFs (0.3%)
42,086	SPDR S&P 500 ETF Trust	9,407,483	0.2%
	Other Securities^	3,718,887	0.1%

	Total	13,126,370

Fixed Income Funds/ETFs (1.2%)
276,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	32,447,142	0.7%
216,000	Vanguard Short-Term Corporate Bond ETF	17,143,920	0.4%
	Other Securities^	8,228,794	0.1%

	Total	57,819,856

	Total Registered Investment Companies (cost $1,131,940,166)	1,217,366,153

	Common Stock (22.2%)
Consumer Discretionary (2.9%)
29,216	Amazon.com, Inc.[f]	21,908,202	0.5%
263,583	Comcast Corporation	18,200,406	0.4%
	Other Securities^	96,116,717	2.0%

	Total	136,225,325

Consumer Staples (0.8%)
143,150	CVS Health Corporation	11,295,967	0.3%
	Other Securities^	26,825,562	0.5%

	Total	38,121,529

Energy (2.2%)
133,970	Chevron Corporation	15,768,269	0.3%
	Other Securities^	88,548,278	1.9%

	Total	104,316,547

Financials (3.7%)
809,270	Bank of America Corporation	17,884,867	0.4%
287,530	Citigroup, Inc.	17,087,908	0.4%
53,580	Goldman Sachs Group, Inc.	12,829,731	0.3%
	Other Securities^	126,711,596	2.6%

	Total	174,514,102

Health Care (2.8%)
86,270	Celgene Corporation[f]	9,985,753	0.2%
146,955	Gilead Sciences, Inc.	10,523,448	0.2%
140,449	Medtronic plc	10,004,182	0.2%
213,860	Merck & Company, Inc.	12,589,938	0.3%
277,770	Pfizer, Inc.	9,021,970	0.2%
	Other Securities^	79,726,429	1.7%

	Total	131,851,720

Industrials (2.4%)
92,962	Union Pacific Corporation	9,638,300	0.2%
	Other Securities^	105,282,813	2.2%

	Total	114,921,113

Information Technology (5.3%)
19,129	Alphabet, Inc., Class Af	15,158,776	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value	% of Net Assets
Information Technology (5.3%) - continued
18,541	Alphabet, Inc., Class Cf	$14,310,315	0.3%
175,274	Apple, Inc.	20,300,235	0.4%
564,820	Cisco Systems, Inc.	17,068,860	0.4%
148,240	Facebook, Inc.[f]	17,055,012	0.4%
123,240	MasterCard, Inc.	12,724,530	0.3%
468,180	Microsoft Corporation	29,092,705	0.6%
264,790	Oracle Corporation	10,181,175	0.2%
218,570	PayPal Holdings, Inc.[f]	8,626,958	0.2%
169,040	Salesforce.com, Inc.[f]	11,572,478	0.3%
167,110	Visa, Inc.	13,037,922	0.3%
	Other Securities^	77,578,192	1.6%

	Total	246,707,158

Materials (0.9%)
	Other Securities^	40,873,491	0.9%

	Total	40,873,491

Real Estate (0.4%)
	Other Securities^	17,558,125	0.4%

	Total	17,558,125

Telecommunications Services (0.2%)
	Other Securities^	9,588,513	0.2%

	Total	9,588,513

Utilities (0.6%)
168,280	PG&E Corporation	10,226,376	0.2%
	Other Securities^	16,280,854	0.4%

	Total	26,507,230

	Total Common Stock (cost $869,615,257)	1,041,184,853

	Preferred Stock (<0.1%)
Energy (<0.1%)
	Other Securities^	291,490	<0.1%

	Total	291,490

	Total Preferred Stock (cost $43,842)	291,490

	Collateral Held for Securities Loaned (1.7%)
78,436,450	Thrivent Cash Management Trust	78,436,450	1.7%

	Total Collateral Held for Securities Loaned (cost $78,436,450)	78,436,450

Shares or Principal Amount	Short-Term Investments (22.3%)[g]
	Federal National Mortgage Association Discount Notes
3,000,000	0.345%, 1/11/2017[h]	2,999,748	0.1%
	U.S. Treasury Bills
8,600,000	0.411% - 0.473%, 1/26/2017 - 2/9/2017[e]	8,596,725	0.2%
	U.S. Treasury Note
1,300,000	0.500%, 1/31/2017[e]	1,300,148	<0.1%
	Thrivent Core Short-Term Reserve Fund
101,280,818	0.910%	1,012,808,183	21.6%
	Other Securities^	22,695,158	0.4%

	Total Short-Term Investments (cost $1,048,399,091)	1,048,399,962

	Total Investments (cost $5,237,907,247) 116.9%	$5,490,273,933

	Other Assets and Liabilities, Net (16.9%)	(795,205,330)

	Total Net Assets 100.0%	$4,695,068,603

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
d	All or a portion of the security is on loan.
e	At December 31, 2016, $1,900,449 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Conservative Allocation Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $71,326,291 or 1.5% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$71,885,439
Common Stock	4,986,435

Total lending	$76,871,874
Gross amount payable upon return of collateral for securities loaned	$78,436,450

Net amounts due to counterparty	$1,564,576

Definitions:

ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$289,670,987
Gross unrealized depreciation	(43,379,144)

Net unrealized appreciation (depreciation)	$246,291,843

Cost for federal income tax purposes	$5,243,982,090

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	7,372,646	—	7,372,646	—
Capital Goods	6,770,950	—	3,708,138	3,062,812
Communications Services	36,524,627	—	34,599,723	1,924,904
Consumer Cyclical	18,681,797	—	17,719,922	961,875
Consumer Non-Cyclical	19,366,869	—	19,366,869	—
Energy	5,925,179	—	3,947,134	1,978,045
Financials	8,566,205	—	8,566,205	—
Technology	13,380,086	—	11,964,336	1,415,750
Transportation	2,674,740	—	2,674,740	—
Utilities	3,605,937	—	1,498,062	2,107,875
Long-Term Fixed Income
Asset-Backed Securities	126,361,865	—	121,511,865	4,850,000
Basic Materials	11,425,399	—	11,425,399	—
Capital Goods	29,893,671	—	29,893,671	—
Collateralized Mortgage Obligations	35,931,461	—	35,931,461	—
Commercial Mortgage-Backed Securities	35,870,152	—	35,870,152	—
Communications Services	71,622,777	—	71,622,777	—
Consumer Cyclical	46,307,126	—	46,307,126	—
Consumer Non-Cyclical	74,116,189	—	74,116,189	—
Energy	57,158,799	—	57,158,799	—
Financials	156,214,417	—	156,214,417	—
Foreign Government	6,655,941	—	6,655,941	—
Mortgage-Backed Securities	727,101,517	—	727,101,517	—
Technology	35,708,785	—	35,708,785	—
Transportation	12,343,930	—	12,343,930	—
U.S. Government and Agencies	504,133,561	—	504,133,561	—
Utilities	50,880,399	—	50,880,399	—
Registered Investment Companies
Affiliated Fixed Income Holdings	700,671,018	700,671,018	—	—
Affiliated Equity Holdings	445,748,909	445,748,909	—	—
Fixed Income Funds/ETFs	57,819,856	57,819,856	—	—
Equity Funds/ETFs	13,126,370	13,126,370	—	—
Common Stock
Consumer Discretionary	136,225,325	136,225,325	—	—
Consumer Staples	38,121,529	38,121,529	—	—
Energy	104,316,547	104,316,547	—	—
Financials	174,514,102	174,514,102	—	—
Health Care	131,851,720	131,851,720	—	—
Industrials	114,921,113	114,921,113	—	—
Information Technology	246,707,158	246,707,158	—	—
Materials	40,873,491	40,873,489	—	2
Real Estate	17,558,125	17,558,125	—	—
Telecommunications Services	9,588,513	9,588,513	—	—
Utilities	26,507,230	26,507,230	—	—
Preferred Stock
Energy	291,490	—	—	291,490
Short-Term Investments	35,591,779	—	35,591,779	—

Subtotal Investments in Securities	$4,399,029,300	$2,258,551,004	$2,123,885,543	$16,592,753

Other Investments*	Total
Short-Term Investments	1,012,808,183
Collateral Held for Securities Loaned	78,436,450

Subtotal Other Investments	$1,091,244,633

Total Investments at Value	$5,490,273,933

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,375,533	2,375,533	—	—

Total Asset Derivatives	$2,375,533	$2,375,533	$—	$—

Liability Derivatives
Futures Contracts	4,121,796	4,121,796	—	—

Total Liability Derivatives	$4,121,796	$4,121,796	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $25,694,905 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	124	March 2017	$15,432,585	$15,410,875	($21,710)
CBOT 2-Yr. U.S. Treasury Note	(47)	March 2017	(10,187,107)	(10,184,313)	2,794
CBOT 5-Yr. U.S. Treasury Note	984	March 2017	116,107,365	115,781,435	(325,930)
CBOT U.S. Long Bond	1,035	March 2017	157,165,323	155,929,219	(1,236,104)
CME E-mini S&P Mid-Cap 400 Index	(486)	March 2017	(82,265,662)	(80,632,259)	1,633,403
CME S&P 500 Index	(160)	March 2017	(90,187,336)	(89,448,000)	739,336
ICE mini MSCI EAFE Index	2,091	March 2017	175,950,833	175,183,980	(766,853)
NYBOT NYF mini Russell 2000 Index	1,170	March 2017	81,149,849	79,378,650	(1,771,199)
Total Futures Contracts					($1,746,263)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,794
Total Interest Rate Contracts		2,794
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,372,739
Total Equity Contracts		2,372,739

Total Asset Derivatives		$2,375,533

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,583,744
Total Interest Rate Contracts		1,583,744
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,538,052
Total Equity Contracts		2,538,052

Total Liability Derivatives		$4,121,796

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,478,326
Total Equity Contracts		4,478,326
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	11,573,890
Total Interest Rate Contracts		11,573,890

Total		$16,052,216

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,694,523)
Total Interest Rate Contracts		(1,694,523)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(4,189,028)
Total Equity Contracts		(4,189,028)

Total		($5,883,551)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$368,277,435	8.4%
Interest Rate Contracts	335,564,397	7.6

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Small Cap Stock	$29,219,401	$1,597,191	$—	1,989,819	$36,799,107	$102,423
Mid Cap Stock	58,291,611	6,786,593	—	3,932,207	75,029,259	239,888
Partner Worldwide Allocation	149,147,055	3,323,888	—	16,955,184	154,141,277	3,323,888
Large Cap Value	126,438,164	9,595,685	—	8,818,308	148,493,256	1,796,638
Large Cap Stock	29,676,377	371,781	—	2,586,561	31,286,010	371,781
High Yield	103,974,761	6,293,669	—	24,579,035	117,246,915	6,294,043
Income	335,972,791	12,391,166	—	35,397,259	356,411,464	12,125,108
Limited Maturity Bond	220,756,038	4,347,510	—	23,148,257	227,012,639	4,346,668
Cash Management Trust- Collateral Investment	68,616,520	679,526,647	669,706,717	78,436,450	78,436,450	335,794
Cash Management Trust-Short Term Investment	118,807,605	797,878,522	916,686,127	—	—	360,007
Core Short-Term Reserve Fund	—	1,579,808,120	566,999,937	101,280,818	1,012,808,183	4,091,908
Total Value and Income Earned	$1,240,900,323				$2,237,664,560	$33,388,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.6%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$620,113	0.7%

	Total	620,113

Capital Goods (0.6%)
	Other Securities^	559,495	0.6%

	Total	559,495

Communications Services (3.1%)
	Other Securities^	2,670,819	3.1%

	Total	2,670,819

Consumer Cyclical (2.0%)
	Other Securities^	1,766,663	2.0%

	Total	1,766,663

Consumer Non-Cyclical (1.9%)
	Valeant Pharmaceuticals International, Inc., Term Loan
$390,133	5.500%, 4/1/2022[a,b,c]	390,207	0.4%
	Other Securities^	1,285,898	1.5%

	Total	1,676,105

Energy (0.5%)
	Other Securities^	445,355	0.5%

	Total	445,355

Financials (0.8%)
	Other Securities^	716,542	0.8%

	Total	716,542

Technology (1.5%)
	Other Securities^	1,276,065	1.5%

	Total	1,276,065

Transportation (0.3%)
	Other Securities^	240,227	0.3%

	Total	240,227

Utilities (0.2%)
	Other Securities^	204,757	0.2%

	Total	204,757

	Total Bank Loans (cost $10,127,448)	10,176,141

Shares	Common Stock (62.3%)
Consumer Discretionary (10.1%)
1,720	Amazon.com, Inc.[d]	1,289,776	1.5%
990	AutoZone, Inc.[d]	781,892	0.9%
12,476	Comcast Corporation	861,468	1.0%
11,800	Honda Motor Company, Ltd.	344,505	0.4%
14,630	NIKE, Inc.	743,643	0.9%
8,320	Walt Disney Company	867,110	1.0%
	Other Securities^	3,975,105	4.4%

	Total	8,863,499

Consumer Staples (2.9%)
5,920	Philip Morris International, Inc.	541,621	0.6%
4,550	Walgreens Boots Alliance, Inc.	376,558	0.4%
	Other Securities^	1,612,242	1.9%

	Total	2,530,421

Energy (4.1%)
100,450	BP plc	629,165	0.7%
3,280	Concho Resources, Inc.[d]	434,928	0.5%
7,770	Devon Energy Corporation	354,856	0.4%
8,220	Halliburton Company	444,620	0.5%
2,620	Pioneer Natural Resources Company	471,783	0.5%
	Other Securities^	1,273,432	1.5%

	Total	3,608,784

Financials (9.2%)
48,360	Bank of America Corporation	1,068,756	1.2%
4,140	Goldman Sachs Group, Inc.	991,323	1.1%
16,640	Synchrony Financial	603,533	0.7%
	Other Securities^	5,391,201	6.2%

	Total	8,054,813

Health Care (6.1%)
2,100	Allergan plc[d]	441,021	0.5%
9,410	Bristol-Myers Squibb Company	549,920	0.6%
5,940	Celgene Corporation[d]	687,555	0.8%
9,310	Medtronic plc	663,151	0.8%
13,170	Merck & Company, Inc.	775,318	0.9%
6,919	Novartis AG	503,174	0.6%
	Other Securities^	1,736,844	1.9%

	Total	5,356,983

Industrials (7.1%)
2,310	Acuity Brands, Inc.	533,287	0.6%
4,814	Illinois Tool Works, Inc.	589,523	0.7%
9,860	Jacobs Engineering Group, Inc.[d]	562,020	0.6%
6,840	Union Pacific Corporation	709,171	0.8%
	Other Securities^	3,799,266	4.4%

	Total	6,193,267

Information Technology (9.4%)
800	Alphabet, Inc., Class Ad	633,960	0.7%
441	Alphabet, Inc., Class Cd	340,373	0.4%
8,260	Apple, Inc.	956,673	1.1%
5,400	Facebook, Inc.[d]	621,270	0.7%
9,620	Microsoft Corporation	597,787	0.7%
3,140	Palo Alto Networks, Inc.[d]	392,657	0.5%
13,570	PayPal Holdings, Inc.[d]	535,608	0.6%
4,860	Salesforce.com, Inc.[d]	332,716	0.4%
5,750	Vantiv, Inc.[d]	342,815	0.4%
9,770	Visa, Inc.	762,255	0.9%
13,360	Xilinx, Inc.	806,543	0.9%
	Other Securities^	1,896,238	2.1%

	Total	8,218,895

Materials (2.6%)
19,716	BHP Billiton, Ltd.	353,210	0.4%
	Other Securities^	1,895,161	2.2%

	Total	2,248,371

Real Estate (8.9%)
3,141	Alexandria Real Estate Equities, Inc.	349,059	0.4%
13,460	Duke Realty Corporation	357,498	0.4%
3,150	Simon Property Group, Inc.	559,661	0.7%
	Other Securities^	6,547,736	7.4%

	Total	7,813,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (62.3%)	Value	% of Net Assets
Telecommunications Services (0.9%)
	Other Securities^	$813,632	0.9%

	Total	813,632

Utilities (1.0%)
	Other Securities^	820,949	1.0%

	Total	820,949

	Total Common Stock (cost $51,595,097)	54,523,568

Principal Amount	Long-Term Fixed Income (16.8%)
Asset-Backed Securities (0.1%)
	Other Securities^	106,476	0.1%

	Total	106,476

Basic Materials (0.4%)
	Other Securities^	341,932	0.4%

	Total	341,932

Capital Goods (0.3%)
	Other Securities^	306,233	0.3%

	Total	306,233

Collateralized Mortgage Obligations (1.9%)
	Alternative Loan Trust
134,182	5.500%, 10/25/2035, Series 2005-47CB, Class A7	114,412	0.1%
	CHL Mortgage Pass-Through Trust
70,078	2.919%, 1/25/2036, Series 2005-31, Class 4A2	62,432	0.1%
	Other Securities^	1,430,491	1.7%

	Total	1,607,335

Communications Services (0.7%)
	Other Securities^	653,363	0.7%

	Total	653,363

Consumer Cyclical (0.8%)
	Other Securities^	717,414	0.8%

	Total	717,414

Consumer Non-Cyclical (0.8%)
	Other Securities^	689,066	0.8%

	Total	689,066

Energy (0.7%)
	Other Securities^	611,459	0.7%

	Total	611,459

Financials (1.8%)
	Bank of America Corporation
111,000	1.700% - 8.000%, 5/2/2017 - 4/19/2021[e,f]	112,891	0.2%
	Goldman Sachs Group, Inc.
55,000	2.000% - 7.500%, 1/31/2019 - 11/29/2023[e]	56,749	<0.1%
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022	414,202	0.5%
	Other Securities^	1,025,377	1.1%

	Total	1,609,219

Foreign Government (3.7%)
	Other Securities^	3,209,757	3.7%

	Total	3,209,757

Mortgage-Backed Securities (3.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
350,000	3.000%, 1/1/2032[c]	358,995	0.4%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,275,000	3.500%, 1/1/2047[c]	1,305,983	1.5%
650,000	4.000%, 1/1/2047[c]	683,020	0.8%
425,000	4.500%, 1/1/2047[c]	456,960	0.5%
250,000	3.000%, 1/1/2047[c]	248,175	0.3%
	Other Securities^	262,450	0.3%

	Total	3,315,583

Technology (0.7%)
	Apple, Inc.
10,000	1.202%, 5/6/2020[e]	9,992	<0.1%
	Other Securities^	565,270	0.7%

	Total	575,262

Transportation (0.1%)
	Other Securities^	110,263	0.1%

	Total	110,263

U.S. Government and Agencies (0.5%)
	Other Securities^	420,815	0.5%

	Total	420,815

Utilities (0.5%)
	Other Securities^	424,462	0.5%

	Total	424,462

	Total Long-Term Fixed Income (cost $14,667,997)	14,698,639

Shares	Registered Investment Companies (3.6%)
Equity Funds/ETFs (1.9%)
18,250	Materials Select Sector SPDR Fund	907,025	1.1%
12,090	Utilities Select Sector SPDR Fund	587,211	0.7%
	Other Securities^	183,043	0.1%

	Total	1,677,279

Fixed Income Funds/ETFs (1.7%)
16,673	iShares S&P U.S. Preferred Stock Index Fund	620,402	0.7%
	Other Securities^	884,280	1.0%

	Total	1,504,682

	Total Registered Investment Companies (cost $3,232,020)	3,181,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	$17,737	<0.1%

	Total	17,737

Energy (<0.1%)
	Other Securities^	9,017	<0.1%

	Total	9,017

Health Care (0.1%)
	Other Securities^	64,706	0.1%

	Total	64,706

Real Estate (0.2%)
	Other Securities^	156,750	0.2%

	Total	156,750

	Total Preferred Stock (cost $248,881)	248,210

Shares or Principal Amount	Short-Term Investments (9.4%)[g]
	Thrivent Core Short-Term Reserve Fund
785,439	0.910%	7,854,389	9.0%
	Other Securities^	399,894	0.4%

	Total Short-Term Investments (cost $8,254,280)	8,254,283

	Total Investments (cost $88,125,723) 104.0%	$91,082,802

	Other Assets and Liabilities, Net (4.0%)	(3,522,955)

	Total Net Assets 100.0%	$87,559,847

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Growth and Income Plus Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $164,664 or 0.2% of total net assets.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,128,038
Gross unrealized depreciation	(2,446,228)

Net unrealized appreciation (depreciation)	$2,681,810
Cost for federal income tax purposes	$88,400,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Growth and Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	620,113	—	620,113	—
Capital Goods	559,495	—	291,182	268,313
Communications Services	2,670,819	—	2,438,968	231,851
Consumer Cyclical	1,766,663	—	1,705,913	60,750
Consumer Non-Cyclical	1,676,105	—	1,676,105	—
Energy	445,355	—	331,184	114,171
Financials	716,542	—	716,542	—
Technology	1,276,065	—	1,276,065	—
Transportation	240,227	—	240,227	—
Utilities	204,757	—	119,438	85,319
Common Stock
Consumer Discretionary	8,863,499	6,776,922	2,086,577	—
Consumer Staples	2,530,421	1,335,474	1,194,947	—
Energy	3,608,784	2,105,399	1,503,328	57
Financials	8,054,813	4,600,651	3,454,162	—
Health Care	5,356,983	4,077,225	1,279,758	—
Industrials	6,193,267	3,615,334	2,577,933	—
Information Technology	8,218,895	7,698,822	520,073	—
Materials	2,248,371	678,849	1,569,522	—
Real Estate	7,813,954	7,200,767	613,187	—
Telecommunications Services	813,632	241,193	572,439	—
Utilities	820,949	481,722	339,227	—
Long-Term Fixed Income
Asset-Backed Securities	106,476	—	106,476	—
Basic Materials	341,932	—	341,932	—
Capital Goods	306,233	—	306,233	—
Collateralized Mortgage Obligations	1,607,335	—	1,607,335	—
Communications Services	653,363	—	653,363	—
Consumer Cyclical	717,414	—	717,414	—
Consumer Non-Cyclical	689,066	—	689,066	—
Energy	611,459	—	611,459	—
Financials	1,609,219	—	1,195,017	414,202
Foreign Government	3,209,757	—	3,209,757	—
Mortgage-Backed Securities	3,315,583	—	3,315,583	—
Technology	575,262	—	575,262	—
Transportation	110,263	—	110,263	—
U.S. Government and Agencies	420,815	—	420,815	—
Utilities	424,462	—	424,462	—
Registered Investment Companies
Equity Funds/ETFs	1,677,279	1,677,279	—	—
Fixed Income Funds/ETFs	1,504,682	1,504,682	—	—
Preferred Stock
Consumer Staples	17,737	—	17,737	—
Energy	9,017	—	—	9,017
Health Care	64,706	64,706	—	—
Real Estate	156,750	156,750	—	—
Short-Term Investments	399,894	—	399,894	—

Subtotal Investments in Securities	$83,228,413	$42,215,775	$39,828,958	$1,183,680

Other Investments *	Total
Short-Term Investments	7,854,389

Subtotal Other Investments	$7,854,389

Total Investments at Value	$91,082,802

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	20,449	20,449	—	—

Total Asset Derivatives	$20,449	$20,449	$—	$—

Liability Derivatives
Futures Contracts	21,764	21,764	—	—

Total Liability Derivatives	$21,764	$21,764	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Growth and Income Plus Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $399,894 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	6	March 2017	$747,832	$745,688	($2,144)
CBOT 2-Yr. U.S. Treasury Note	(13)	March 2017	(2,817,710)	(2,816,937)	773
CBOT 5-Yr. U.S. Treasury Note	6	March 2017	707,081	705,984	(1,097)
CBOT U.S. Long Bond	2	March 2017	304,046	301,313	(2,733)
CME E-mini S&P 500 Index	12	March 2017	1,356,295	1,341,719	(14,576)
CME S&P 500 Index	(5)	March 2017	(2,813,104)	(2,795,250)	17,854
CME Ultra Long Term U.S. Treasury Bond	1	March 2017	161,464	160,250	(1,214)
Ultra 10-Yr. U.S. Treasury Note	(2)	March 2017	(269,947)	(268,125)	1,822
Total Futures Contracts					($1,315)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,595
Total Interest Rate Contracts		2,595
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,854
Total Equity Contracts		17,854

Total Asset Derivatives		$20,449

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,188
Total Interest Rate Contracts		7,188
Fquity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	14,576
Total Equity Contracts		14,576

Total Liability Derivatives		$21,764

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(48,961)
Total Equity Contracts		(48,961)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	72,248
Total Interest Rate Contracts		72,248
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	83
Total Credit Contracts		83

Total		$23,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(10,672)
Total Interest Rate Contracts		(10,672)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,581
Total Equity Contracts		4,581
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(1,172)
Total Credit Contracts		(1,172)

Total		($7,263)

The following table presents Growth and Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,885,558	2.3%	N/A	N/A
Interest Rate
Contracts	4,099,079	5.1	N/A	N/A
Credit Contracts	N/A	N/A	$245	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Short Term Investment	$6,429,870	$8,908,384	$15,338,254	—	$—	$5,462
Core Short-Term Reserve Fund	—	38,714,711	30,860,322	785,439	7,854,389	30,393
Total Value and Income Earned	$6,429,870				$7,854,389	$35,855

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (16.5%)	Value	% of Net Assets
Basic Materials (1.0%)
	Ineos US Finance, LLC, Term Loan
$1,221,705	3.750%, 12/15/2020[a]	$1,226,799	0.3%
	Other Securities^	2,341,306	0.7%

	Total	3,568,105

Capital Goods (1.0%)
	Cortes NP Acquisition Corporation, Term Loan
1,510,000	6.000%, 11/30/2023[a]	1,528,875	0.4%
	Other Securities^	1,874,831	0.6%

	Total	3,403,706

Communications Services (3.8%)
	NEP/NCP Holdco, Inc., Term Loan
1,195,809	4.250%, 1/22/2020[a]	1,198,798	0.3%
	Other Securities^	12,447,023	3.5%

	Total	13,645,821

Consumer Cyclical (2.7%)
	Scientific Games International, Inc., Term Loan
1,277,306	6.000%, 10/1/2021[a]	1,292,480	0.4%
	Other Securities^	8,432,307	2.3%

	Total	9,724,787

Consumer Non-Cyclical (3.1%)
	Valeant Pharmaceuticals International, Inc., Term Loan
2,292,790	5.500%, 4/1/2022[a,b,c]	2,293,226	0.6%
	Other Securities^	8,631,350	2.5%

	Total	10,924,576

Energy (0.8%)
	Other Securities^	2,784,418	0.8%

	Total	2,784,418

Financials (1.1%)
	Other Securities^	4,007,892	1.1%

	Total	4,007,892

Technology (2.3%)
	First Data Corporation, Term Loan
1,358,613	3.756%, 3/24/2021[a]	1,373,897	0.4%
	ON Semiconductor Corporation, Term Loan
1,356,600	4.020%, 3/31/2023[a]	1,373,069	0.4%
	Western Digital Corporation, Term Loan
1,164,150	4.520%, 4/29/2023[a]	1,181,973	0.3%
	Other Securities^	4,194,014	1.2%

	Total	8,122,953

Transportation (0.3%)
	Other Securities^	1,086,306	0.3%

	Total	1,086,306

Utilities (0.4%)
	Other Securities^	1,213,710	0.4%

	Total	1,213,710

	Total Bank Loans (cost $58,233,310)	58,482,274

Shares	Common Stock (44.2%)
Consumer Discretionary (7.1%)
4,850	Amazon.com, Inc.[d]	3,636,869	1.0%
2,770	AutoZone, Inc.[d]	2,187,718	0.6%
34,945	Comcast Corporation	2,412,952	0.7%
41,020	NIKE, Inc.	2,085,047	0.6%
23,340	Walt Disney Company	2,432,495	0.7%
	Other Securities^	12,446,759	3.5%

	Total	25,201,840

Consumer Staples (2.0%)
16,600	Philip Morris International, Inc.	1,518,734	0.4%
	Other Securities^	5,739,664	1.6%

	Total	7,258,398

Energy (3.0%)
297,021	BP plc	1,860,381	0.5%
9,190	Concho Resources, Inc.[d]	1,218,594	0.4%
23,050	Halliburton Company	1,246,775	0.4%
7,360	Pioneer Natural Resources
	Company	1,325,315	0.4%
	Other Securities^	4,927,464	1.3%

	Total	10,578,529

Financials (6.6%)
137,750	Bank of America Corporation	3,044,275	0.9%
11,640	Goldman Sachs Group, Inc.	2,787,198	0.8%
46,650	Synchrony Financial	1,691,995	0.5%
	Other Securities^	15,958,751	4.4%

	Total	23,482,219

Health Care (4.3%)
5,850	Allergan plc[d]	1,228,559	0.3%
26,380	Bristol-Myers Squibb Company	1,541,647	0.4%
16,650	Celgene Corporation[d]	1,927,238	0.5%
26,100	Medtronic plc	1,859,103	0.5%
36,940	Merck & Company, Inc.	2,174,658	0.6%
20,409	Novartis AG	1,484,214	0.4%
	Other Securities^	5,205,167	1.6%

	Total	15,420,586

Industrials (5.0%)
6,470	Acuity Brands, Inc.	1,493,664	0.4%
13,470	Illinois Tool Works, Inc.	1,649,536	0.5%
27,630	Jacobs Engineering Group, Inc.[d]	1,574,910	0.5%
19,180	Union Pacific Corporation	1,988,582	0.6%
	Other Securities^	11,028,579	3.0%

	Total	17,735,271

Information Technology (6.6%)
2,260	Alphabet, Inc., Class Ad	1,790,937	0.5%
23,100	Apple, Inc.	2,675,442	0.8%
15,130	Facebook, Inc.[d]	1,740,706	0.5%
26,960	Microsoft Corporation	1,675,294	0.5%
38,030	PayPal Holdings, Inc.[d]	1,501,044	0.4%
27,380	Visa, Inc.	2,136,188	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (44.2%)	Value	% of Net Assets
Information Technology (6.6%) - continued
40,540	Xilinx, Inc.	$2,447,400	0.7%
	Other Securities^	9,618,000	2.6%

	Total	23,585,011

Materials (1.9%)
	Other Securities^	6,641,527	1.9%

	Total	6,641,527

Real Estate (6.3%)
8,938	Simon Property Group, Inc.	1,588,014	0.5%
	Other Securities^	20,717,829	5.8%

	Total	22,305,843

Telecommunications Services (0.7%)
	Other Securities^	2,353,145	0.7%

	Total	2,353,145

Utilities (0.7%)
	Other Securities^	2,360,715	0.7%

	Total	2,360,715

	Total Common Stock (cost $143,470,872)	156,923,084

Principal Amount	Long-Term Fixed Income (31.1%)
Asset-Backed Securities (2.0%)
	Other Securities^	7,093,220	2.0%

	Total	7,093,220

Basic Materials (0.5%)
	Other Securities^	1,909,412	0.5%

	Total	1,909,412

Capital Goods (0.6%)
	Other Securities^	1,988,691	0.6%

	Total	1,988,691

Collateralized Mortgage Obligations (3.2%)
	Alternative Loan Trust
59,677	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	59,507	<0.1%
	Banc of America Mortgage Securities, Inc.
147,313	3.242%, 9/25/2035, Series 2005-H, Class 2A1	141,243	<0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
308,013	3.155%, 11/25/2035, Series 2005-22, Class 2A1	252,560	0.1%
	Other Securities^	11,213,743	3.1%

	Total	11,667,053

Communications Services (1.4%)
	Other Securities^	5,160,729	1.4%

	Total	5,160,729

Consumer Cyclical (1.2%)
	Other Securities^	4,258,798	1.2%

	Total	4,258,798

Consumer Non-Cyclical (1.1%)
	Other Securities^	3,871,815	1.1%

	Total	3,871,815

Energy (1.1%)
	Other Securities^	3,929,279	1.1%

	Total	3,929,279

Financials (3.9%)
	Bank of America Corporation
803,000	1.700% - 8.000%, 5/2/2017 - 3/10/2026[e,f]	821,775	0.3%
	Goldman Sachs Group, Inc.
740,000	2.042% - 7.500%, 1/31/2019 - 11/10/2026[e,f]	733,831	0.1%
	Goldman Sachs Group, Inc., Convertible
1,600,000	0.500%, 9/24/2022	1,767,264	0.5%
	Other Securities^	10,374,866	3.0%

	Total	13,697,736

Foreign Government (6.6%)
	Turkey Government International Bond
3,813,000	4.250% - 7.500%, 11/7/2019 - 2/17/2045[g]	3,740,304	1.0%
	Other Securities^	19,673,165	5.6%

	Total	23,413,469

Mortgage-Backed Securities (7.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,180,000	3.000%, 1/1/2032[c]	1,210,326	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,180,000	4.000%, 1/1/2047[c]	1,238,764	0.4%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,600,000	2.500%, 1/1/2032[c]	2,602,860	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,000,000	3.000%, 1/1/2047[c]	5,956,200	1.7%
7,675,000	3.500%, 1/1/2047[c]	7,861,502	2.2%
4,475,000	4.000%, 1/1/2047[c]	4,702,330	1.3%
1,300,000	4.500%, 1/1/2047[c]	1,397,760	0.4%
24,929	8.000% - 10.500%, 8/1/2020 - 4/1/2030	27,738	<0.1%
	Other Securities^	138,927	<0.1%

	Total	25,136,407

Technology (0.9%)
	Other Securities^	3,207,291	0.9%

	Total	3,207,291

Transportation (0.3%)
	Other Securities^	990,979	0.3%

	Total	990,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%) Value	Value	% of Net Assets
U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
$1,450,000	1.625%, 2/15/2026	$1,352,764	0.4%
	Other Securities^	774,656	0.2%

	Total	2,127,420

Utilities (0.6%)
	Other Securities^	2,240,471	0.6%

	Total	2,240,471

	Total Long-Term Fixed Income (cost $111,081,501)	110,692,770

Shares	Registered Investment Companies (2.9%)
Equity Funds/ETFs (1.6%)
51,140	Materials Select Sector SPDR Fund	2,541,658	0.7%
33,910	Utilities Select Sector SPDR Fund[g]	1,647,009	0.5%
	Other Securities^	1,445,905	0.4%

	Total	5,634,572

Fixed Income Funds/ETFs (1.3%)
	Other Securities^	4,583,093	1.3%

	Total	4,583,093

	Total Registered Investment Companies (cost $10,119,179)	10,217,665

Shares	Preferred Stock (1.2%)
Consumer Staples (0.1%)
	Other Securities^	555,968	0.1%

	Total	555,968

Energy (<0.1%)
	Other Securities^	74,473	<0.1%

	Total	74,473

Financials (0.8%)
8,620	Countrywide Capital V, 7.000%	219,465	<0.1%
13,000	Goldman Sachs Group, Inc.,
	5.500%[e]	329,940	0.1%
	Other Securities^	2,285,495	0.7%

	Total	2,834,900

Health Care (0.1%)
	Other Securities^	277,969	0.1%

	Total	277,969

Real Estate (0.2%)
	Other Securities^	564,300	0.2%

	Total	564,300

	Total Preferred Stock (cost $4,175,580)	4,307,610

Shares	Collateral Held for Securities Loaned (1.8%)
6,483,360	Thrivent Cash Management Trust	6,483,360	1.8%

	Total Collateral Held for Securities Loaned (cost $6,483,360)	6,483,360

Shares or Principal Amount	Short-Term Investments (11.6%)[h]
	Thrivent Core Short-Term Reserve Fund
4,023,664	0.910%	40,236,638	11.3%
	Other Securities^	999,829	0.3%

	Total Short-Term Investments (cost $41,236,457)	41,236,467

	Total Investments (cost $374,800,259) 109.3%	$388,343,230

	Other Assets and Liabilities, Net (9.3%)	(32,969,244)

	Total Net Assets 100.0%	$355,373,986

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
g	All or a portion of the security is on loan.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Balanced Income Plus Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $3,880,260 or 1.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$4,144,491
Taxable Debt Security	2,127,966

Total lending	$6,272,457
Gross amount payable upon return of collateral for securities loaned	$6,483,360

Net amounts due to counterparty	$210,903

Definitions:

ETF - Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,650,141
Gross unrealized depreciation	(8,773,225)

Net unrealized appreciation (depreciation)	$12,876,916
Cost for federal income tax purposes	$375,466,314

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,568,105	—	3,568,105	—
Capital Goods	3,403,706	—	1,874,831	1,528,875
Communications Services	13,645,821	—	12,383,336	1,262,485
Consumer Cyclical	9,724,787	—	9,370,412	354,375
Consumer Non-Cyclical	10,924,576	—	10,924,576	—
Energy	2,784,418	—	2,077,004	707,414
Financials	4,007,892	—	4,007,892	—
Technology	8,122,953	—	7,490,922	632,031
Transportation	1,086,306	—	1,086,306	—
Utilities	1,213,710	—	696,779	516,931
Common Stock
Consumer Discretionary	25,201,840	19,130,426	6,071,414	—
Consumer Staples	7,258,398	3,770,430	3,487,968	—
Energy	10,578,529	6,159,094	4,419,272	163
Financials	23,482,219	13,436,233	10,045,986	—
Health Care	15,420,586	11,703,598	3,716,988	—
Industrials	17,735,271	10,201,305	7,533,966	—
Information Technology	23,585,011	22,075,760	1,509,251	—
Materials	6,641,527	2,037,411	4,604,116	—
Real Estate	22,305,843	20,512,296	1,793,547	—
Telecommunications Services	2,353,145	691,374	1,661,771	—
Utilities	2,360,715	1,381,660	979,055	—
Long-Term Fixed Income
Asset-Backed Securities	7,093,220	—	7,093,220	—
Basic Materials	1,909,412	—	1,909,412	—
Capital Goods	1,988,691	—	1,988,691	—
Collateralized Mortgage Obligations	11,667,053	—	11,667,053	—
Communications Services	5,160,729	—	5,160,729	—
Consumer Cyclical	4,258,798	—	4,258,798	—
Consumer Non-Cyclical	3,871,815	—	3,871,815	—
Energy	3,929,279	—	3,929,279	—
Financials	13,697,736	—	11,930,472	1,767,264
Foreign Government	23,413,469	—	23,413,469	—
Mortgage-Backed Securities	25,136,407	—	25,136,407	—
Technology	3,207,291	—	3,207,291	—
Transportation	990,979	—	990,979	—
U.S. Government and Agencies	2,127,420	—	2,127,420	—
Utilities	2,240,471	—	2,240,471	—
Registered Investment Companies
Equity Funds/ETFs	5,634,572	5,634,572	—	—
Fixed Income Funds/ETFs	4,583,093	4,583,093	—	—
Preferred Stock
Consumer Staples	555,968	505,257	50,711	—
Energy	74,473	—	—	74,473
Financials	2,834,900	2,582,905	251,995	—
Health Care	277,969	277,969	—	—
Real Estate	564,300	564,300	—	—
Short-Term Investments	999,829	—	999,829	—

Subtotal Investments in Securities	$341,623,232	$125,247,683	$209,531,538	$6,844,011

Other Investments*	Total
Short-Term Investments	40,236,638
Collateral Held for Securities Loaned	6,483,360

Subtotal Other Investments	$46,719,998

Total Investments at Value	$388,343,230

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	85,866	85,866	—	—

Total Asset Derivatives	$85,866	$85,866	$—	$—

Liability Derivatives
Futures Contracts	55,425	55,425	—	—

Total Liability Derivatives	$55,425	$55,425	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $799,876 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(19)	March 2017	($2,375,236)	($2,361,344)	$13,892
CBOT 2-Yr. U.S. Treasury Note	(76)	March 2017	(16,472,768)	(16,468,250)	4,518
CBOT 5-Yr. U.S. Treasury Note	69	March 2017	8,131,433	8,118,821	(12,612)
CBOT U.S. Long Bond	(2)	March 2017	(304,494)	(301,313)	3,181
CME E-mini S&P 500 Index	29	March 2017	3,273,161	3,242,490	(30,671)
CME S&P 500 Index	(18)	March 2017	(10,127,175)	(10,062,900)	64,275
CME Ultra Long Term U.S. Treasury Bond	10	March 2017	1,614,642	1,602,500	(12,142)
Total Futures Contracts					$30,441

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$21,591
Total Interest Rate Contracts		21,591
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	64,275
Total Equity Contracts		64,275

Total Asset Derivatives		$85,866

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,754
Total Interest Rate Contracts		24,754
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	30,671
Total Equity Contracts		30,671

Total Liability Derivatives		$55,425

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(391,765)
Total Equity Contracts		(391,765)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	531,160
Total Interest Rate Contracts		531,160
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	1,247
Total Credit Contracts		1,247

Total		$140,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(43,133)
Total Interest Rate Contracts		(43,133)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	36,632
Total Equity Contracts		36,632
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(17,586)
Total Credit Contracts		(17,586)

Total		($24,087)

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

		Futures		Swaps
		(Percentage		(Percentage
Derivative Risk Category	Futures (Notional)*	of Average Net Assets)	Swaps (Notional)*	of Average Net Assets)
Equity Contracts	$6,706,798	2.0%	N/A	N/A
Interest Rate Contracts	29,420,421	9.0	N/A	N/A
Credit Contracts	N/A	N/A	$3,669	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$9,667,927	$105,613,796	$108,798,363	6,483,360	$6,483,360	$44,067
Cash Management Trust- Short Term Investment	27,808,704	30,675,252	58,483,956	—	—	23,316
Core Short-Term Reserve Fund	—	157,304,701	117,068,063	4,023,664	40,236,638	151,552
Total Value and Income Earned	$37,476,631				$46,719,998	$218,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.2%)	Value	% of Net Assets
Basic Materials (0.8%)
	Ineos US Finance, LLC, Term Loan
$1,523,470	3.750%, 12/15/2020[a]	$1,529,823	0.3%
	Other Securities^	2,928,663	0.5%

	Total	4,458,486

Capital Goods (0.7%)
	Cortes NP Acquisition Corporation, Term Loan
1,885,000	6.000%, 11/30/2023[a]	1,908,563	0.3%
	Other Securities^	2,093,262	0.4%

	Total	4,001,825

Communications Services (3.4%)
	NEP/NCP Holdco, Inc., Term Loan
1,496,545	4.250%, 1/22/2020[a]	1,500,286	0.3%
	Other Securities^	17,572,577	3.1%

	Total	19,072,863

Consumer Cyclical (2.0%)
	Scientific Games International, Inc., Term Loan
1,683,342	6.000%, 10/1/2021[a]	1,703,340	0.3%
	Other Securities^	9,345,146	1.7%

	Total	11,048,486

Consumer Non-Cyclical (2.4%)
	MultiPlan, Inc., Term Loan
1,438,329	5.000%, 6/7/2023[a]	1,462,219	0.3%
	Valeant Pharmaceuticals International, Inc., Term Loan
2,876,882	5.500%, 4/1/2022[a,b,c]	2,877,429	0.5%
	Other Securities^	8,984,094	1.6%

	Total	13,323,742

Energy (0.5%)
	Other Securities^	2,992,874	0.5%

	Total	2,992,874

Financials (0.9%)
	Other Securities^	5,251,336	0.9%

	Total	5,251,336

Technology (1.9%)
	First Data Corporation, Term Loan
1,798,310	3.756%, 3/24/2021[a]	1,818,541	0.3%
	ON Semiconductor Corporation, Term Loan
1,695,750	4.020%, 3/31/2023[a]	1,716,336	0.3%
	Western Digital Corporation, Term Loan
1,432,800	4.520%, 4/29/2023[a]	1,454,736	0.3%
	Other Securities^	5,775,368	1.0%

	Total	10,764,981

Transportation (0.3%)
	Other Securities^	1,633,790	0.3%

	Total	1,633,790

Utilities (0.3%)
	Other Securities^	1,500,423	0.3%

	Total	1,500,423

	Total Bank Loans (cost $73,615,259)	74,048,806

	Long-Term Fixed Income (47.7%)
Asset-Backed Securities (3.6%)
	Other Securities^	20,255,435	3.6%

	Total	20,255,435

Basic Materials (0.8%)
	Other Securities^	4,694,203	0.8%

	Total	4,694,203

Capital Goods (1.6%)
	Other Securities^	9,050,246	1.6%

	Total	9,050,246

Collateralized Mortgage Obligations (10.8%)
	Alternative Loan Trust
321,793	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	320,874	0.1%
	Countrywide Alternative Loan Trust
1,747,316	1.156% - 6.000%, 2/25/2035 - 4/25/2036, Series 2005-43, Class 4A1[d]	1,494,395	0.3%
	Countrywide Home Loan Mortgage Pass Through Trust
1,268,074	3.147% - 3.155%, 11/25/2035 - 2/20/2036, Series 2005- HY10, Class 5A1	1,040,430	0.2%
	Federal National Mortgage Association
6,993,423	2.500% - 3.500%, 2/25/2028 - 1/25/2033, Series 2012-150, Class YIe	748,327	0.1%
	Other Securities^	57,059,251	10.1%

	Total	60,663,277

Commercial Mortgage-Backed Securities (0.3%)
	Other Securities^	1,659,168	0.3%

	Total	1,659,168

Communications Services (3.3%)
	Other Securities^	18,507,813	3.3%

	Total	18,507,813

Consumer Cyclical (2.5%)
	Other Securities^	14,213,709	2.5%

	Total	14,213,709

Consumer Non-Cyclical (2.4%)
	Other Securities^	13,581,463	2.4%

	Total	13,581,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value	% of Net Assets
Energy (2.3%)
	Other Securities^	$13,170,762	2.3%

	Total	13,170,762

Financials (6.7%)
	Bank of America Corporation
930,000	2.061% - 8.000%, 5/2/2017 - 10/21/2022[d,f]	957,761	0.1%
	Goldman Sachs Group, Inc.
1,270,000	2.000% - 7.500%, 1/31/2019 - 11/10/2026[d,f]	1,288,988	0.2%
	Goldman Sachs Group, Inc., Convertible
2,450,000	0.500%, 9/24/2022	2,706,123	0.5%
	Other Securities^	32,658,564	5.9%

	Total	37,611,436

Foreign Government (3.5%)
	Other Securities^	19,443,993	3.5%

	Total	19,443,993

Mortgage-Backed Securities (6.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,950,000	3.000%, 1/1/2032[c]	3,025,815	0.5%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,500,000	2.500%, 1/1/2032[c]	7,508,250	1.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
14,800,000	3.000%, 1/1/2047[c]	14,691,960	2.6%
5,800,000	3.500%, 1/1/2047[c]	5,940,940	1.1%
3,850,000	4.000%, 1/1/2047[c]	4,045,580	0.7%

	Total	35,212,545

Technology (1.6%)
	Other Securities^	9,000,789	1.6%

	Total	9,000,789

Transportation (0.4%)
	Other Securities^	2,387,690	0.4%

	Total	2,387,690

U.S. Government and Agencies (0.5%)
	Other Securities^	2,593,129	0.5%

	Total	2,593,129

Utilities (1.2%)
	Other Securities^	6,645,935	1.2%

	Total	6,645,935

	Total Long-Term Fixed Income (cost $265,712,999)	268,691,593

Shares	Common Stock (26.8%)
Consumer Discretionary (4.2%)
4,540	Amazon.com, Inc.[g]	3,404,410	0.6%
2,600	AutoZone, Inc.[g]	2,053,454	0.4%
32,744	Comcast Corporation	2,260,973	0.4%
38,430	NIKE, Inc.	1,953,397	0.4%
21,870	Walt Disney Company	2,279,291	0.4%
	Other Securities^	11,475,751	2.0%

	Total	23,427,276

Consumer Staples (1.2%)
15,550	Philip Morris International, Inc.	1,422,669	0.3%
	Other Securities^	5,493,238	0.9%

	Total	6,915,907

Energy (1.8%)
279,508	BP plc	1,750,689	0.3%
	Other Securities^	8,182,482	1.5%

	Total	9,933,171

Financials (4.7%)
115,400	Ares Capital Corporation	1,902,946	0.3%
132,410	Bank of America Corporation	2,926,261	0.5%
10,900	Goldman Sachs Group, Inc.	2,610,005	0.5%
120,000	Golub Capital BDC, Inc.	2,206,800	0.4%
43,710	Synchrony Financial	1,585,362	0.3%
	Other Securities^	15,328,783	2.7%

	Total	26,560,157

Health Care (2.6%)
24,720	Bristol-Myers Squibb Company	1,444,637	0.3%
15,610	Celgene Corporation[g]	1,806,857	0.3%
24,460	Medtronic plc	1,742,286	0.3%
34,610	Merck & Company, Inc.	2,037,491	0.4%
19,155	Novartis AG	1,393,019	0.2%
	Other Securities^	6,234,826	1.1%

	Total	14,659,116

Industrials (2.9%)
6,060	Acuity Brands, Inc.	1,399,012	0.3%
12,626	Illinois Tool Works, Inc.	1,546,180	0.3%
25,890	Jacobs Engineering Group, Inc.[g]	1,475,730	0.3%
17,970	Union Pacific Corporation	1,863,130	0.4%
	Other Securities^	10,253,548	1.6%

	Total	16,537,600

Information Technology (4.0%)
2,120	Alphabet, Inc., Class Ag	1,679,994	0.3%
21,650	Apple, Inc.	2,507,503	0.4%
14,180	Facebook, Inc.[g]	1,631,409	0.3%
25,270	Microsoft Corporation	1,570,278	0.3%
35,640	PayPal Holdings, Inc.[g]	1,406,711	0.2%
25,660	Visa, Inc.	2,001,993	0.4%
44,410	Xilinx, Inc.	2,681,032	0.5%
	Other Securities^	9,232,554	1.6%

	Total	22,711,474

Materials (1.1%)
	Other Securities^	6,162,122	1.1%

	Total	6,162,122

Real Estate (3.5%)
7,950	Simon Property Group, Inc.	1,412,477	0.3%
	Other Securities^	18,425,036	3.2%

	Total	19,837,513

Telecommunications Services (0.4%)
	Other Securities^	2,187,605	0.4%

	Total	2,187,605

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (26.8%)	Value	% of Net Assets
Utilities (0.4%)
	Other Securities^	$2,172,065	0.4%

	Total	2,172,065

	Total Common Stock (cost $142,230,585)	151,104,006

	Registered Investment Companies (4.7%)
Equity Funds/ETFs (1.8%)
256,500	Alerian MLP ETF	3,231,900	0.6%
47,910	Materials Select Sector SPDR Fund	2,381,127	0.4%
31,780	Utilities Select Sector SPDR Fund	1,543,554	0.3%
25,000	Vanguard High Dividend Yield ETF	1,894,250	0.3%
	Other Securities^	969,287	0.2%

	Total	10,020,118

Fixed Income Funds/ETFs (2.9%)
75,300	iShares S&P U.S. Preferred Stock Index Fund	2,801,913	0.5%
144,565	Vanguard Short-Term Corporate Bond ETF	11,474,124	2.1%
	Other Securities^	1,982,349	0.3%

	Total	16,258,386

	Total Registered Investment Companies (cost $26,786,285)	26,278,504

	Preferred Stock (2.3%)
Consumer Staples (0.3%)
	Other Securities^	1,700,800	0.3%

	Total	1,700,800

Energy (<0.1%)
	Other Securities^	60,985	<0.1%

	Total	60,985

Financials (1.7%)
30,800	Goldman Sachs Group, Inc.,
	5.500%[f]	781,704	0.1%
	Other Securities^	8,668,913	1.6%

	Total	9,450,617

Health Care (0.2%)
	Other Securities^	777,863	0.2%

	Total	777,863

Real Estate (0.1%)
	Other Securities^	721,050	0.1%

	Total	721,050

	Total Preferred Stock (cost $12,570,149)	12,711,315

	Collateral Held for Securities Loaned (<0.1%)
172,250	Thrivent Cash Management Trust	172,250	<0.1%

	Total Collateral Held for Securities Loaned (cost $172,250)	172,250

Shares or Principal Amount	Short-Term Investments (11.8%)[h]
	Thrivent Core Short-Term Reserve Fund
6,498,975	0.910%	64,989,751	11.5%
	Other Securities^	1,399,732	0.3%

	Total Short-Term Investments (cost $66,389,437)	66,389,483

	Total Investments (cost $587,476,964) 106.5%	$599,395,957

	Other Assets and Liabilities, Net (6.5%)	(36,604,159)

	Total Net Assets 100.0%	$562,791,798

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Diversified Income Plus Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $14,471,160 or 2.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$162,954

Total lending	$162,954
Gross amount payable upon return of collateral for securities loaned	$172,250

Net amounts due to counterparty	$9,296

Definitions:

ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,156,578
Gross unrealized depreciation	(12,215,511)

Net unrealized appreciation (depreciation)	$10,941,067
Cost for federal income tax purposes	$588,454,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,458,486	—	4,458,486	—
Capital Goods	4,001,825	—	2,093,262	1,908,563
Communications Services	19,072,863	—	17,254,998	1,817,865
Consumer Cyclical	11,048,486	—	10,643,486	405,000
Consumer Non-Cyclical	13,323,742	—	13,323,742	—
Energy	2,992,874	—	2,133,929	858,945
Financials	5,251,336	—	5,251,336	—
Technology	10,764,981	—	9,890,250	874,731
Transportation	1,633,790	—	1,633,790	—
Utilities	1,500,423	—	847,985	652,438
Long-Term Fixed Income
Asset-Backed Securities	20,255,435	—	20,255,435	—
Basic Materials	4,694,203	—	4,694,203	—
Capital Goods	9,050,246	—	9,050,246	—
Collateralized Mortgage Obligations	60,663,277	—	60,663,277	—
Commercial Mortgage-Backed Securities	1,659,168	—	1,659,168	—
Communications Services	18,507,813	—	18,507,813	—
Consumer Cyclical	14,213,709	—	14,213,709	—
Consumer Non-Cyclical	13,581,463	—	13,581,463	—
Energy	13,170,762	—	13,170,762	—
Financials	37,611,436	—	34,905,313	2,706,123
Foreign Government	19,443,993	—	19,443,993	—
Mortgage-Backed Securities	35,212,545	—	35,212,545	—
Technology	9,000,789	—	9,000,789	—
Transportation	2,387,690	—	2,387,690	—
U.S. Government and Agencies	2,593,129	—	2,593,129	—
Utilities	6,645,935	—	6,645,935	—
Common Stock
Consumer Discretionary	23,427,276	17,745,496	5,681,780	—
Consumer Staples	6,915,907	3,635,095	3,280,812	—
Energy	9,933,171	5,774,244	4,158,774	153
Financials	26,560,157	17,113,799	9,446,358	—
Health Care	14,659,116	11,171,976	3,487,140	—
Industrials	16,537,600	9,446,317	7,091,283	—
Information Technology	22,711,474	21,299,706	1,411,768	—
Materials	6,162,122	1,831,791	4,330,331	—
Real Estate	19,837,513	18,123,071	1,714,442	—
Telecommunications Services	2,187,605	622,040	1,565,565	—
Utilities	2,172,065	1,243,637	928,428	—
Registered Investment Companies
Fixed Income Funds/ETFs	16,258,386	16,258,386	—	—
Equity Funds/ETFs	10,020,118	10,020,118	—	—
Preferred Stock
Consumer Staples	1,700,800	1,653,184	47,616	—
Energy	60,985	—	—	60,985
Financials	9,450,617	8,573,452	877,165	—
Health Care	777,863	777,863	—	—
Real Estate	721,050	721,050	—	—
Short-Term Investments	1,399,732	—	1,399,732	—

Subtotal Investments in Securities	$534,233,956	$146,011,225	$378,937,928	$9,284,803

Other Investments *	Total
Short-Term Investments	64,989,751
Collateral Held for Securities Loaned	172,250

Subtotal Other Investments	$65,162,001

Total Investments at Value	$599,395,957

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	144,380	144,380	—	—

Total Asset Derivatives	$144,380	$144,380	$—	$—

Liability Derivatives
Futures Contracts	90,412	90,412	—	—

Total Liability Derivatives	$90,412	$90,412	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,399,732 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	10	March 2017	$1,250,032	$1,242,812	($7,220)
CBOT 2-Yr. U.S. Treasury Note	(26)	March 2017	(5,635,421)	(5,633,875)	1,546
CBOT 5-Yr. U.S. Treasury Note	176	March 2017	20,741,046	20,708,875	(32,171)
CBOT U.S. Long Bond	8	March 2017	1,220,026	1,205,250	(14,776)
CME E-mini S&P 500 Index	33	March 2017	3,724,761	3,689,730	(35,031)
CME S&P 500 Index	(40)	March 2017	(22,504,834)	(22,362,000)	142,834
CME Ultra Long Term U.S. Treasury Bond	1	March 2017	161,464	160,250	(1,214)
Total Futures Contracts					$53,968

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,546
Total Interest Rate Contracts		1,546
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	142,834
Total Equity Contracts		142,834

Total Asset Derivatives		$144,380

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	55,381
Total Interest Rate Contracts		55,381
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	35,031
Total Equity Contracts		35,031

Total Liability Derivatives		$90,412

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,905,796)
Total Equity Contracts		(1,905,796)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	878,491
Total Interest Rate Contracts		878,491

Total		($1,027,305)

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(67,638)
Total Interest Rate Contracts		(67,638)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	506,543
Total Equity Contracts		506,543

Total		$438,905

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$22,382,114	4.4%
Interest Rate Contracts	47,219,053	9.2

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$341,050	$11,091,050	$11,259,850	172,250	$172,250	$13,877
Cash Management Trust- Short Term Investment	40,972,462	82,682,703	123,655,165	—	—	36,909
Core Short-Term Reserve Fund	—	269,534,773	204,545,022	6,498,975	64,989,751	241,983
Total Value and Income Earned	$41,313,512				$65,162,001	$292,769

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (29.6%)	Value	% of Net Assets
Basic Materials (1.6%)
	Ineos US Finance, LLC, Term Loan
$732,474	3.750%, 12/15/2020[a]	$735,528	0.5%
	Tronox Pigments BV, Term Loan
682,922	4.500%, 3/19/2020[a]	685,196	0.5%
	Other Securities^	821,452	0.6%

	Total	2,242,176

Capital Goods (1.5%)
	Advanced Disposal Services, Inc., Term Loan
585,650	3.500%, 11/10/2023[a]	590,411	0.4%
	Cortes NP Acquisition Corporation, Term Loan
1,025,000	6.000%, 11/30/2023[a]	1,037,812	0.7%
	Other Securities^	562,690	0.4%

	Total	2,190,913

Communications Services (8.7%)
	Charter Communications Operating, LLC, Term Loan
475,000	0.000%, 1/15/2024[a,b,c]	477,461	0.3%
	Hargray Communications Group, Inc., Term Loan
515,760	4.750%, 6/26/2019[a]	521,346	0.4%
	LTS Buyer, LLC, Term Loan
669,166	4.248%, 4/13/2020[a]	672,305	0.5%
	NEP/NCP Holdco, Inc., Term Loan
746,173	4.250%, 1/22/2020[a]	748,039	0.5%
	Nexstar Broadcasting, Inc., Term Loan
510,000	0.000%, 9/26/2023[a,b,c]	513,983	0.4%
	SBA Senior Finance II, LLC, Term Loan
731,250	3.270%, 3/24/2021[a]	734,453	0.5%
	Virgin Media Bristol, LLC, Term Loan
550,000	3.486%, 1/31/2025[a]	552,134	0.4%
	WideOpenWest Finance, LLC, Term Loan
922,688	4.500%, 8/18/2023[a]	931,748	0.7%
	XO Communications, LLC, Term Loan
680,750	4.250%, 3/20/2021[a]	682,452	0.5%
	Other Securities^	6,356,741	4.5%

	Total	12,190,662

Consumer Cyclical (4.2%)
	Amaya BV, Term Loan
624,177	5.000%, 8/1/2021[a]	626,087	0.4%
	Cengage Learning Acquisitions, Term Loan
572,125	5.250%, 6/7/2023[a]	555,768	0.4%
	Four Seasons Holdings, Inc., Term Loan
535,000	3.750%, 11/30/2023[a]	540,573	0.4%
	IMG Worldwide, Inc., Term Loan
618,671	5.250%, 5/6/2021[a]	624,474	0.4%
	Scientific Games International, Inc., Term Loan
643,747	6.000%, 10/1/2021[a]	651,395	0.5%
	Other Securities^	2,903,587	2.1%

	Total	5,901,884

Consumer Non-Cyclical (5.0%)
	Albertson’s, LLC, Term Loan
612,370	0.000%, 6/22/2023[a,b,c]	619,767	0.4%
	CHS/Community Health Systems, Inc., Term Loan
723,281	4.000%, 1/27/2021[a]	699,174	0.5%
	MultiPlan, Inc., Term Loan
510,375	5.000%, 6/7/2023[a]	518,852	0.4%
	Valeant Pharmaceuticals International, Inc., Term Loan
1,665,728	5.500%, 4/1/2022[a,b,c]	1,666,044	1.2%
	Other Securities^	3,539,904	2.5%

	Total	7,043,741

Energy (0.9%)
	Other Securities^	1,220,272	0.9%

	Total	1,220,272

Financials (1.8%)
	Sable International Finance, Ltd., Term Loan
630,000	5.748%, 1/3/2023[a,b,c]	637,484	0.4%
	TransUnion, LLC, Term Loan
525,540	3.520%, 4/9/2021[a]	529,765	0.4%
	Other Securities^	1,387,812	1.0%

	Total	2,555,061

Technology (4.3%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
572,074	3.704%, 2/1/2023[a]	579,940	0.4%
	First Data Corporation, Term Loan
1,027,606	3.756%, 3/24/2021[a]	1,039,166	0.7%
361,954	3.756%, 7/8/2022[a]	365,650	0.3%
	ON Semiconductor Corporation, Term Loan
947,625	4.020%, 3/31/2023[a]	959,129	0.7%
	Rackspace Hosting, LLC, Term Loan
650,000	4.500%, 12/20/2023[a,b,c]	657,852	0.5%
	Western Digital Corporation, Term Loan
721,375	4.520%, 4/29/2023[a]	732,419	0.5%
	Xerox Business Services, LLC, Term Loan
550,000	6.250%, 12/7/2023[a,b,c]	556,187	0.4%
	Other Securities^	1,164,571	0.8%

	Total	6,054,914

Transportation (0.7%)
	XPO Logistics, Inc., Term Loan
539,310	4.250%, 11/1/2021[a]	545,884	0.4%
	Other Securities^	406,034	0.3%

	Total	951,918

Utilities (0.9%)
	Calpine Corporation, Term Loan
775,000	0.000%, 1/15/2024[a,b,c]	777,906	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (29.6%)	Value	% of Net Assets
Utilities (0.9%) - continued
	Other Securities^	$471,051	0.3%

	Total	1,248,957

	Total Bank Loans (cost $41,333,842)	41,600,498

	Long-Term Fixed Income (57.7%)

Asset-Backed Securities (4.3%)
	Other Securities^	5,978,388	4.3%

	Total	5,978,388

Basic Materials (0.7%)
	Other Securities^	974,430	0.7%

	Total	974,430

Capital Goods (1.3%)
	Other Securities^	1,831,191	1.3%

	Total	1,831,191

Collateralized Mortgage Obligations (5.6%)
	Other Securities^	7,884,342	5.6%

	Total	7,884,342

Commercial Mortgage-Backed Securities (<0.1%)
	Other Securities^	62,446	<0.1%

	Total	62,446

Communications Services (2.7%)
	Other Securities^	3,824,243	2.7%

	Total	3,824,243

Consumer Cyclical (2.2%)
	Other Securities^	3,180,813	2.2%

	Total	3,180,813

Consumer Non-Cyclical (2.1%)
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[d]	52,982	<0.1%
	Other Securities^	2,858,729	2.1%

	Total	2,911,711

Energy (2.1%)
	Petrobras Global Finance BV
138,000	8.375%, 5/23/2021	148,695	0.1%
	Petroleos Mexicanos
208,000	4.607% - 6.500%, 3/11/2022 - 3/13/2027[d,e]	214,542	0.1%
	Other Securities^	2,659,304	1.9%

	Total	3,022,541

Financials (5.2%)
	Other Securities^	7,272,720	5.2%

	Total	7,272,720

Foreign Government (12.8%)
	Brazil Government International Bond
1,956,000	2.625% -7.125%, 1/22/2021 - 2/21/2047	1,861,451	1.4%
	Indonesia Government International Bond
$350,000	8.500%, 10/12/2035[d]	474,807	0.3%
480,000	5.125%, 1/15/2045[d]	478,923	0.3%
1,334,000	3.375% - 5.875%, 5/5/2021 - 1/8/2026[d]	1,384,562	1.1%
	Mexico Government International Bond
2,465,000	3.600% - 6.750%, 3/15/2022 - 10/12/2110	2,389,052	1.6%
	Russia Government International Bond
880,000	5.000%, 4/29/2020[d]	933,812	0.7%
507,000	5.625%, 4/4/2042[d]	545,214	0.4%
774,450	3.500% - 7.500%, 1/16/2019 - 3/31/2030[d]	846,706	0.6%
	Turkey Government International Bond
3,021,000	4.250% - 7.500%, 11/7/2019 - 2/17/2045	2,964,800	2.0%
	Other Securities^	6,141,224	4.4%

	Total	18,020,551

Mortgage-Backed Securities (14.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,650,000	3.000%, 1/1/2032[c]	1,692,405	1.2%
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
28,360	5.500%, 9/1/2024	31,430	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 1/1/2047[c]	787,350	0.6%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,100,000	2.500%, 1/1/2032[c]	2,102,310	1.5%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
211,303	6.000%, 8/1/2024	239,046	0.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,000,000	3.000%, 1/1/2047[c]	4,963,500	3.5%
5,100,000	3.500%, 1/1/2047[c]	5,223,930	3.7%
3,600,000	4.000%, 1/1/2047[c]	3,782,880	2.7%
1,325,000	4.500%, 1/1/2047[c]	1,424,640	1.0%

	Total	20,247,491

Technology (1.2%)
	First Data Corporation
110,000	5.375%, 8/15/2023[d]	114,125	0.1%
	Other Securities^	1,522,903	1.1%

	Total	1,637,028

Transportation (0.4%)
	Other Securities^	528,936	0.4%

	Total	528,936

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value	% of Net Assets
U.S. Government and Agencies (1.5%)
	U.S. Treasury Notes
$925,000	1.125%, 8/31/2021	$892,884	0.6%
1,070,000	2.125%, 6/30/2022	1,072,608	0.8%
100,000	1.625%, 2/15/2026	93,294	0.1%

	Total	2,058,786

Utilities (1.2%)
	Other Securities^	1,681,376	1.2%

	Total	1,681,376

	Total Long-Term Fixed Income (cost $81,588,786)	81,116,993

Shares	Registered Investment Companies (7.7%)
Equity Funds/ETFs (0.2%)
	Other Securities^	205,390	0.2%

	Total	205,390

Fixed Income Funds/ETFs (7.5%)
12,472	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,374,664	1.0%
13,400	iShares S&P U.S. Preferred Stock Index Fund	498,614	0.3%
95,700	PowerShares Senior Loan Portfolio	2,235,552	1.6%
43,440	SPDR Bloomberg Barclays High Yield Bond ETF	1,583,388	1.1%
45,320	Vanguard Short-Term Corporate Bond ETF	3,597,048	2.6%
	Other Securities^	1,172,387	0.9%

	Total	10,461,653

	Total Registered Investment Companies (cost $10,949,723)	10,667,043

	Preferred Stock (1.3%)
Consumer Staples (<0.1%)
	Other Securities^	60,443	<0.1%

	Total	60,443

Energy (0.1%)
	Other Securities^	66,091	0.1%

	Total	66,091

Financials (1.2%)
	Other Securities^	1,677,505	1.2%

	Total	1,677,505

	Total Preferred Stock (cost $1,714,094)	1,804,039

	Common Stock (0.5%)
Energy (0.3%)
	Other Securities^	349,504	0.3%

	Total	349,504

Financials (0.2%)
	Other Securities^	324,265	0.2%

	Total	324,265

Materials (<0.1%)
	Other Securities^	55,614	<0.1%

	Total	55,614

	Total Common Stock (cost $678,171)	729,383

Shares or Principal Amount	Short-Term Investments (19.2%)[f]
	Thrivent Core Short-Term Reserve Fund
2,664,922	0.910%	26,649,222	19.0%
	Other Securities^	299,948	0.2%

	Total Short-Term Investments (cost $26,949,167)	26,949,170

	Total Investments (cost $163,213,783) 116.0%	$162,867,126

	Other Assets and Liabilities, Net (16.0%)	(22,507,712)

	Total Net Assets 100.0%	$140,359,414

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $16,940,677 or 12.1% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Opportunity Income Plus Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $3,044,389 or 2.2% of total net assets.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,822,056
Gross unrealized depreciation	(2,143,338)

Net unrealized appreciation (depreciation)	$(321,282)

Cost for federal income tax purposes	$163,188,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,242,176	—	2,242,176	—
Capital Goods	2,190,913	—	1,153,101	1,037,812
Communications Services	12,190,662	—	11,053,522	1,137,140
Consumer Cyclical	5,901,884	—	5,674,071	227,813
Consumer Non-Cyclical	7,043,741	—	7,043,741	—
Energy	1,220,272	—	931,525	288,747
Financials	2,555,061	—	2,555,061	—
Technology	6,054,914	—	5,498,727	556,187
Transportation	951,918	—	951,918	—
Utilities	1,248,957	—	471,051	777,906
Long-Term Fixed Income
Asset-Backed Securities	5,978,388	—	5,978,388	—
Basic Materials	974,430	—	974,430	—
Capital Goods	1,831,191	—	1,831,191	—
Collateralized Mortgage Obligations	7,884,342	—	7,884,342	—
Commercial Mortgage-Backed Securities	62,446	—	62,446	—
Communications Services	3,824,243	—	3,824,243	—
Consumer Cyclical	3,180,813	—	3,180,813	—
Consumer Non-Cyclical	2,911,711	—	2,911,711	—
Energy	3,022,541	—	3,022,541	—
Financials	7,272,720	—	7,272,720	—
Foreign Government	18,020,551	—	18,020,551	—
Mortgage-Backed Securities	20,247,491	—	20,247,491	—
Technology	1,637,028	—	1,637,028	—
Transportation	528,936	—	528,936	—
U.S. Government and Agencies	2,058,786	—	2,058,786	—
Utilities	1,681,376	—	1,681,376	—
Registered Investment Companies
Fixed Income Funds/ETFs	10,461,653	10,461,653	—	—
Equity Funds/ETFs	205,390	205,390	—	—
Preferred Stock
Consumer Staples	60,443	60,443	—	—
Energy	66,091	—	—	66,091
Financials	1,677,505	1,530,973	146,532	—
Common Stock
Energy	349,504	349,504	—	—
Financials	324,265	324,265	—	—
Materials	55,614	55,614	—	—
Short-Term Investments	299,948	—	299,948	—

Subtotal Investments in Securities	$136,217,904	$12,987,842	$119,138,366	$4,091,696

Other Investments *	Total
Short-Term Investments	26,649,222

Subtotal Other Investments	$26,649,222

Total Investments at Value	$162,867,126

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	46,986	46,986	—	—

Total Asset Derivatives	$46,986	$46,986	$—	$—

Liability Derivatives
Futures Contracts	14,884	14,884	—	—

Total Liability Derivatives	$14,884	$14,884	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents Opportunity Income Plus Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $299,948 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(11)	March 2017	($1,375,137)	($1,367,094)	$8,043
CBOT 2-Yr. U.S. Treasury Note	(33)	March 2017	(7,152,649)	(7,150,687)	1,962
CBOT 5-Yr. U.S. Treasury Note	15	March 2017	1,767,703	1,764,961	(2,742)
CBOT U.S. Long Bond	(3)	March 2017	(456,740)	(451,969)	4,771
CME S&P 500 Index	(8)	March 2017	(4,500,967)	(4,472,400)	28,567
CME Ultra Long Term U.S. Treasury Bond	10	March 2017	1,614,642	1,602,500	(12,142)
Ultra 10-Yr. U.S. Treasury Note	(4)	March 2017	(539,893)	(536,250)	3,643
Total Futures Contracts					$32,102

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$18,419
Total Interest Rate Contracts		18,419
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	28,567
Total Equity Contracts		28,567

Total Asset Derivatives		$46,986

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	14,884
Total Interest Rate Contracts		14,884

Total Liability Derivatives		$14,884

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(233,733)
Total Equity Contracts		(233,733)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	385,900
Total Interest Rate Contracts		385,900
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(10,495)
Total Credit Contracts		(10,495)

Total		$141,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(16,633)
Total Interest Rate Contracts		(16,633)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	28,567
Total Equity Contracts		28,567
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	9,568
Total Credit Contracts		9,568

Total		$21,502

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,732,382	1.5%	N/A	N/A
Interest Rate Contracts	15,867,116	13.6	N/A	N/A
Credit Contracts	N/A	N/A	$986	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$—	$515,100	$515,100	—	$—	$414
Cash Management Trust-Short Term Investment	19,671,931	25,619,463	45,291,394	—	—	18,046
Core Short-Term Reserve Fund	—	118,720,874	92,071,652	2,664,922	26,649,222	111,976
Total Value and Income Earned	$19,671,931				$26,649,222	$130,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (92.8%)	Value
Biotechnology (25.4%)
67,905	Alder Biopharmaceuticals, Inc.[a]	$1,412,424
687,254	Amicus Therapeutics, Inc.[a]	3,415,652
20,301	Biogen, Inc.[a]	5,756,958
101,368	BioMarin Pharmaceutical, Inc.[a]	8,397,325
91,000	Celgene Corporation[a]	10,533,250
103,769	Global Blood Therapeutics, Inc.[a]	1,499,462
17,300	Incyte Corporation[a]	1,734,671
37,402	Kite Pharma, Inc.[a]	1,677,106
81,290	Neurocrine Biosciences, Inc.[a]	3,145,923
174,626	Portola Pharmaceuticals, Inc.[a]	3,918,607

	Total	41,491,378

Health Care Equipment (14.1%)
35,685	ABIOMED, Inc.[a]	4,020,986
346,692	Accuray, Inc.[a]	1,594,783
78,200	Dexcom, Inc.[a]	4,668,540
9,475	Intuitive Surgical, Inc.[a]	6,008,761
62,000	NuVasive, Inc.[a]	4,176,320
98,947	NxStage Medical, Inc.[a]	2,593,401

	Total	23,062,791

Health Care Facilities (5.7%)
135,800	Acadia Healthcare Company, Inc.[a]	4,494,980
165,097	ACADIA Pharmaceuticals, Inc.[a]	4,761,397

	Total	9,256,377

Health Care Services (2.2%)
222,687	Teladoc, Inc.[a]	3,674,336

	Total	3,674,336

Managed Health Care (6.2%)
34,600	Aetna, Inc.	4,290,746
43,600	CIGNA Corporation	5,815,804

	Total	10,106,550

Pharmaceuticals (39.2%)
88,883	Aspen Pharmacare Holdings, Ltd.	1,831,058
279,293	Collegium Pharmaceutical, Inc.[a]	4,348,592
151,000	Eli Lilly and Company	11,106,050
203,300	Merck & Company, Inc.	11,968,271
88,298	Neuroderm, Ltd.[a]	1,960,216
370,299	Pfizer, Inc.	12,027,311
50,783	Roche Holding AG-Genusschein	11,576,115
31,944	Sawai Pharmaceutical Company, Ltd.	1,712,333
43,889	Shire Pharmaceuticals Group plc ADR	7,477,808

	Total	64,007,754

	Total Common Stock (cost $153,572,765)	151,599,186

Shares or Principal Amount	Short-Term Investments (7.1%)[b]
	Federal Home Loan Bank Discount Notes
2,000,000	0.350%, 1/3/2017	2,000,000
1,460,000	0.500%, 1/6/2017	1,459,953
	Thrivent Core Short-Term Reserve Fund
821,080	0.910%	8,210,797

	Total Short-Term Investments (cost $11,670,657)	11,670,750

	Total Investments (cost $165,243,422) 99.9%	$163,269,936

	Other Assets and Liabilities, Net 0.1%	150,928

	Total Net Assets 100.0%	$163,420,864

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,324,724
Gross unrealized depreciation	(10,592,230)

Net unrealized appreciation (depreciation)	$(4,267,506)
Cost for federal income tax purposes	$167,537,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	41,491,378	41,491,378	—	—
Health Care Equipment	23,062,791	23,062,791	—	—
Health Care Facilities	9,256,377	9,256,377	—	—
Health Care Services	3,674,336	3,674,336	—	—
Managed Health Care	10,106,550	10,106,550	—	—
Pharmaceuticals	64,007,754	48,888,248	15,119,506	—
Short-Term Investments	3,459,953	—	3,459,953	—

Subtotal Investments in Securities	$155,059,139	$136,479,680	$18,579,459	$—

Other Investments *	Total
Short-Term Investments	8,210,797

Subtotal Other Investments	$8,210,797

Total Investments at Value	$163,269,936

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Healthcare Portfolio as discussed in the Notes to Financial Statements.

Investments in Securities	Value January 1, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2016
Common Stock Pharmaceuticals	$1,702,124	—	—	—	—	—	$(1,702,124)	—

Total	$1,702,124	$—	$—	$—	$—	$—	$(1,702,124)	$—

The significant unobservable inputs used in the fair value measurement of the reporting entity’s transfer out of Level Three Common Stock Pharmaceuticals Securities are recent market activity based on comparable trades. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Short Term Investment	$12,518,371	$32,171,599	$44,689,970	—	$—	$4,460
Core Short-Term Reserve Fund	—	48,096,099	39,885,302	821,080	8,210,797	34,888
Total Value and Income Earned	$12,518,371				$8,210,797	$39,348

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (91.8%)	Value
Brazil (10.6%)
116,000	Ambev SA	$583,439
166,467	Banco Bradesco SA ADR	1,449,928
45,900	BRF SA	679,255
120,105	Lojas Renner SA	853,020
38,756	Multiplan Empreendimentos Imobiliarios SA	704,749
62,600	Ultrapar Participacoes SA	1,314,342
52,660	Vale SA ADR	401,269

	Total	5,986,002

Chile (2.0%)
31,770	Banco Santander Chile SA ADR	694,810
51,862	S.A.C.I. Falabella	410,338

	Total	1,105,148

China (1.2%)
890,000	PetroChina Company, Ltd.	660,985

	Total	660,985

Hong Kong (10.9%)
324,000	AIA Group, Ltd.	1,814,996
162,000	China Mobile, Ltd.	1,707,995
236,000	Hang Lung Group, Ltd.	818,896
132,000	Hang Lung Properties, Ltd.	278,342
21,640	Hong Kong Exchanges and Clearing, Ltd.	508,938
71,000	Swire Pacific, Ltd., Class A	675,620
100,000	Swire Pacific, Ltd., Class B	171,610
59,500	Swire Properties, Ltd.	163,797

	Total	6,140,194

Hungary (1.3%)
34,710	Richter Gedeon Nyrt	733,157

	Total	733,157

India (16.5%)
59,005	Grasim Industries, Ltd.	748,725
31,750	Grasim Industries, Ltd. GDR	402,907
18,800	Hero Motocorp, Ltd.	841,661
67,000	Hindustan Unilever, Ltd.	814,481
116,639	Housing Development Finance Corporation	2,163,177
263,000	ICICI Bank, Ltd.	984,695
54,818	Infosys, Ltd.	813,638
413,339	ITC, Ltd.	1,468,191
15,936	Tata Consultancy Services, Ltd.	554,349
10,947	Ultra Tech Cement, Ltd.	522,943

	Total	9,314,767

Indonesia (5.2%)
3,710,000	Astra International Tbk PT	2,268,559
568,900	Indocement Tunggal Prakarsa Tbk PT	648,063

	Total	2,916,622

Luxembourg (1.7%)
26,965	Tenaris SA ADR[a]	962,920

	Total	962,920

Malaysia (1.2%)
156,452	CIMB Group Holdings Berhad	156,886
120,000	Public Bank Berhad	527,508

	Total	684,394

Mexico (7.4%)
19,800	Fomento Economico Mexicano SAB de CV ADR	1,508,958
6,300	Grupo Aeroportuario del Sureste SAB de CV ADR	906,507
320,477	Grupo Financiero Banorte SAB de CV ADR	1,578,449
97,300	Organizacion Soriana SAB de CVb	211,126

	Total	4,205,040

Philippines (3.7%)
45,710	Ayala Corporation	671,090
917,900	Ayala Land, Inc.	589,749
474,862	Bank of the Philippine Islands	848,232

	Total	2,109,071

Poland (1.2%)
23,319	Bank Pekao SA	700,191

	Total	700,191

Portugal (1.2%)
45,229	Jeronimo Martins SGPS SA	701,488

	Total	701,488

Russia (5.1%)
26,386	Lukoil ADR	1,478,028
7,919	Magnit PJSC	1,419,688

	Total	2,897,716

South Africa (3.8%)
63,421	Massmart Holdings, Ltd.	582,594
68,564	MTN Group, Ltd.	627,957
164,808	Truworths International, Ltd.	956,057

	Total	2,166,608

South Korea (2.3%)
1,263	Amorepacific Corporation	214,671
2,434	Amorepacific Group	267,512
1,290	NAVER Corporation	826,087

	Total	1,308,270

Taiwan (5.0%)
175,400	Taiwan Mobile Company, Ltd.	564,669
403,499	Taiwan Semiconductor Manufacturing Company, Ltd.	2,260,101

	Total	2,824,770

Thailand (4.7%)
98,500	Siam Cement pcl	1,367,113
297,800	Siam Commercial Bank pcl	1,262,920

	Total	2,630,033

Turkey (3.8%)
331,433	Akbank TAS	733,679
55,836	BIM Birlesik Magazalar AS	774,842
292,190	Turkiye Garanti Bankasi AS	630,144

	Total	2,138,665

United Kingdom (1.7%)
26,386	BHP Billiton plc	415,252
66,791	Standard Chartered plc[b]	544,679

	Total	959,931

United States (1.3%)
27,000	Yum China Holding, Inc.[b]	705,240

	Total	705,240

	Total Common Stock (cost $49,853,731)	51,851,212

	Preferred Stock (5.7%)
Brazil (0.9%)
71,605	Vale SA ADR	493,358

	Total	493,358

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (5.7%)	Value
South Korea (4.8%)
2,297	Samsung Electronics Company, Ltd.	$2,719,731

	Total	2,719,731

	Total Preferred Stock (cost $2,146,754)	3,213,089

	Collateral Held for Securities Loaned (1.7%)
981,850	Thrivent Cash Management Trust	981,850

	Total Collateral Held for Securities Loaned (cost $981,850)	981,850

Shares or Principal Amount	Short-Term Investments (2.5%)[c]
	Thrivent Core Short-Term Reserve Fund
139,818	0.910%	1,398,177

	Total Short-Term Investments (cost $1,398,177)	1,398,177

	Total Investments (cost $54,380,512) 101.7%	$57,444,328

	Other Assets and Liabilities, Net (1.7%)	(970,639)

	Total Net Assets 100.0%	$56,473,689

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Emerging Markets Equity Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$960,599

Total lending	$960,599
Gross amount payable upon return of collateral for securities loaned	$981,850

Net amounts due to counterparty	$21,251

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,171,861
Gross unrealized depreciation	(6,275,167)

Net unrealized appreciation (depreciation)	$2,896,694
Cost for federal income tax purposes	$54,547,634

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	6,246,001	705,240	5,540,761	—
Consumer Staples	9,015,119	1,508,958	7,506,161	—
Energy	4,416,275	962,920	3,453,355	—
Financials	16,138,868	2,144,738	13,994,130	—
Health Care	733,157	—	733,157	—
Industrials	906,507	906,507	—	—
Information Technology	4,454,175	—	4,454,175	—
Materials	4,506,272	401,269	4,105,003	—
Real Estate	2,534,217	—	2,534,217	—
Telecommunications Services	2,900,621	—	2,900,621	—
Preferred Stock
Information Technology	2,719,731	—	2,719,731	—
Materials	493,358	493,358	—	—

Subtotal Investments in Securities	$55,064,301	$7,122,990	$47,941,311	$—

Other Investments *	Total
Short-Term Investments	1,398,177
Collateral Held for Securities Loaned	981,850

Subtotal Other Investments	$2,380,027

Total Investments at Value	$57,444,328

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$212,275	$13,237,057	$12,467,482	981,850	$981,850	$7,998
Cash Management Trust- Short Term Investment	965,123	2,338,068	3,303,191	—	—	987
Core Short-Term Reserve Fund	—	9,988,932	8,590,755	139,818	1,398,177	7,297
Total Value and Income Earned	$1,177,398				$2,380,027	$16,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (98.2%)	Value
Consumer Discretionary (0.9%)
46,900	Hilton Worldwide Holdings, Inc.	$1,275,680
6,500	iShares Dow Jones US Home Construction Index Fund	178,620
5,800	MGM Resorts International[a]	167,214

	Total	1,621,514

Diversified REITS (5.0%)
11,292	American Assets Trust, Inc.	486,459
5,000	Armada Hoffler Properties, Inc.	72,850
4,428	Brookfield Asset Management, Inc.	146,168
29,919	Empire State Realty Trust, Inc.	604,065
16,376	First Potomac Realty Trust	179,645
32,493	Forest City Realty Trust, Inc.	677,154
48,603	Gramercy Property Trust	446,176
35,414	Lexington Realty Trust	382,471
34,943	Liberty Property Trust	1,380,248
15,600	NorthStar Realty Finance Corporation	236,340
4,970	PS Business Parks, Inc.	579,104
106,060	Spirit Realty Captial, Inc.	1,151,812
54,396	Store Capital Corporation	1,344,125
69,734	VEREIT, Inc.	589,950
9,515	Washington Real Estate Investment Trust	311,045
4,000	Whitestone REIT	57,520
10,500	Winthrop Realty Trust Liquidation Escrow[b]	78,120
3,450	WP Carey, Inc.	203,861

	Total	8,927,113

Health Care REITs (9.0%)
8,930	Care Capital Properties, Inc.	223,250
49,142	HCP, Inc.	1,460,500
36,562	Healthcare Realty Trust, Inc.	1,108,560
38,419	Healthcare Trust of America, Inc.	1,118,377
7,022	LTC Properties, Inc.	329,894
32,564	Medical Properties Trust, Inc.	400,537
8,220	National Health Investors, Inc.	609,677
14,371	Omega Healthcare Investors, Inc.	449,237
44,520	Physicians Realty Trust	844,099
14,431	Sabra Health Care REIT, Inc.	352,405
22,822	Senior Housing Property Trust	432,021
71,220	Ventas, Inc.	4,452,674
67,177	Welltower, Inc.	4,496,157

	Total	16,277,388

Hotel & Resort REITs (5.1%)
7,800	Apple Hospitality REIT, Inc.	155,844
6,000	Ashford Hospitality Prime, Inc.	81,900
9,928	Ashford Hospitality Trust, Inc.	77,041
24,156	Chatham Lodging Trust	496,406
21,883	Chesapeake Lodging Trust	565,894
40,395	DiamondRock Hospitality Company	465,754
24,593	FelCor Lodging Trust, Inc.	196,990
8,786	Hersha Hospitality Trust	188,899
17,449	Hospitality Properties Trust	553,831
123,129	Host Hotels & Resorts, Inc.	2,319,750
20,705	LaSalle Hotel Properties	630,881
17,600	MGM Growth Properties, LLC	445,456
27,974	Pebblebrook Hotel Trust	832,227
26,691	RLJ Lodging Trust	653,663
29,215	Summit Hotel Properties, Inc.	468,317
71,031	Sunstone Hotel Investors, Inc.	1,083,223

	Total	9,216,076

Industrial REITS (7.3%)
19,016	DCT Industrial Trust, Inc.	910,486
102,920	Duke Realty Corporation	2,733,555
6,524	EastGroup Properties, Inc.	481,732
48,496	First Industrial Realty Trust, Inc.	1,360,313
5,450	Monmouth Real Estate Investment Corporation	83,058
115,282	Prologis, Inc.	6,085,737
26,578	Rexford Industrial Realty, Inc.	616,344
21,700	STAG Industrial, Inc.	517,979
9,608	Terreno Realty Corporation	273,732

	Total	13,062,936

Information Technology (0.2%)
9,450	InterXion Holding NVa	331,412

	Total	331,412

Mortgage REITS (0.7%)
13,367	Apollo Commercial Real Estate Finance, Inc.	222,160
10,250	Blackstone Mortgage Trust, Inc.	308,217
21,250	Colony Capital, Inc.	430,313
15,000	Starwood Property Trust, Inc.	329,250

	Total	1,289,940

Office REITS (14.6%)
25,712	Alexandria Real Estate Equities, Inc.	2,857,375
41,098	Boston Properties, Inc.	5,169,306
41,430	Brandywine Realty Trust	684,009
17,297	City Office REIT, Inc.	227,802
19,857	Corporate Office Properties Trust	619,936
100,732	Cousins Properties, Inc.	857,229
33,557	Douglas Emmett, Inc.	1,226,844
17,500	Equity Commonwealth[a]	529,200
37,800	Franklin Street Properties Corporation	489,888
25,312	Highwoods Properties, Inc.	1,291,165
41,259	Hudson Pacific Properties, Inc.	1,434,988
23,563	Kilroy Realty Corporation	1,725,283
29,405	Mack-Cali Realty Corporation	853,333
33,300	Paramount Group, Inc.	532,467
12,591	Parkway, Inc.[a]	280,150
16,963	Piedmont Office Realty Trust, Inc.	354,696
27,877	SL Green Realty Corporation	2,998,171
40,650	Vornado Realty Trust	4,242,641

	Total	26,374,483

Real Estate Services (0.2%)
6,619	CBRE Group, Inc.[a]	208,432
800	Jones Lang LaSalle, Inc.	80,832
3,000	Kennedy-Wilson Holdings, Inc.	61,500

	Total	350,764

Residential REITS (17.4%)
37,353	American Campus Communities, Inc.	1,859,059
65,800	American Homes 4 Rent	1,380,484
36,734	Apartment Investment & Management Company	1,669,560
35,054	AvalonBay Communities, Inc.	6,209,816
12,139	Bluerock Residential Growth REIT, Inc.	166,547
20,931	Camden Property Trust	1,759,669
15,800	Colony Starwood Homes	455,198
13,638	Education Realty Trust, Inc.	576,887
20,628	Equity Lifestyle Properties, Inc.	1,487,279
80,458	Equity Residential	5,178,277
17,185	Essex Property Trust, Inc.	3,995,512
15,000	Independence Realty Trust, Inc.	133,800
20,505	Mid-America Apartment Communities, Inc.	2,007,850
39,739	Monogram Residential Trust, Inc.	429,976
26,078	Sun Communities, Inc.	1,997,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (98.2%)	Value
Residential REITS (17.4%) - continued
53,794	UDR, Inc.	$1,962,405

	Total	31,270,155

Retail REITS (22.3%)
35,413	Acadia Realty Trust	1,157,297
11,309	Agree Realty Corporation	520,779
79,091	Brixmor Property Group, Inc.	1,931,402
19,239	CBL & Associates Properties, Inc.	221,249
11,320	Cedar Realty Trust, Inc.	73,920
83,206	DDR Corporation	1,270,556
39,224	Equity One, Inc.	1,203,785
15,795	Federal Realty Investment Trust	2,244,628
152,205	General Growth Properties, Inc.	3,802,081
65,987	Kimco Realty Corporation	1,660,233
18,436	Kite Realty Group Trust	432,877
21,791	Macerich Company	1,543,674
23,286	National Retail Properties, Inc.	1,029,241
12,026	Pennsylvania Real Estate Investment Trust	228,013
31,548	Ramco-Gershenson Properties Trust	523,066
10,750	Realty Income Corporation	617,910
35,892	Regency Centers Corporation	2,474,753
38,822	Retail Opportunity Investments Corporation	820,309
53,400	Retail Properties of America, Inc.	818,622
1,138	Saul Centers, Inc.	75,802
76,311	Simon Property Group, Inc.	13,558,175
21,363	Tanger Factory Outlet Centers, Inc.	764,368
15,447	Taubman Centers, Inc.	1,141,997
19,271	Urban Edge Properties	530,145
14,000	Urstadt Biddle Properties, Inc.	337,540
33,771	Washington Prime Group, Inc.	351,556
23,142	Weingarten Realty Investors	828,252

	Total	40,162,230

Specialized REITS (15.5%)
20,457	American Tower Corporation	2,161,896
7,750	Communications Sales & Leasing, Inc.	196,927
9,396	CoreSite Realty Corporation	745,761
16,142	Crown Castle International Corporation	1,400,641
58,672	CubeSmart	1,570,649
31,700	CyrusOne, Inc.	1,417,941
29,068	Digital Realty Trust, Inc.	2,856,222
16,050	DuPont Fabros Technology, Inc.	705,076
6,532	EPR Properties	468,802
12,992	Equinix, Inc.	4,643,471
28,870	Extra Space Storage, Inc.	2,229,919
14,450	Gaming and Leisure Properties, Inc.	442,459
4,500	GEO Group, Inc.	161,685
4,957	Iron Mountain, Inc.	161,003
9,258	Life Storage, Inc.	789,337
33,265	National Storage Affiliates Trust	734,159
5,182	Outfront Media, Inc.	128,876
24,583	Public Storage, Inc.	5,494,300
11,700	QTS Realty Trust, Inc.	580,905
34,930	Weyerhaeuser Company	1,051,044

	Total	27,941,073

	Total Common Stock (cost $153,303,188)	176,825,084

	Registered Investment Companies (0.1%)
Equity Funds/ETFs (<0.1%)
14,400	Cohen & Steers Quality Income Realty Fund, Inc.	175,824

	Total	175,824

	Total Registered Investment Companies (cost $156,744)	175,824

Shares or Principal Amount	Short-Term Investments (0.7%)[c]
	Thrivent Core Short-Term Reserve Fund
116,262	0.910%	1,162,622

	Total Short-Term Investments (cost $1,162,622)	1,162,622

	Total Investments (cost $154,622,554) 99.0%	$178,163,530

	Other Assets and Liabilities, Net 1.0%	1,864,557

	Total Net Assets 100.0%	$180,028,087

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,544,468
Gross unrealized depreciation	(10,413,666)

Net unrealized appreciation (depreciation)	$23,130,802

Cost for federal income tax purposes	$155,032,728

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,621,514	1,621,514	—	—
Diversified REITS	8,927,113	8,848,993	—	78,120
Health Care REITs	16,277,388	16,277,388	—	—
Hotel & Resort REITs	9,216,076	9,216,076	—	—
Industrial REITS	13,062,936	13,062,936	—	—
Information Technology	331,412	331,412	—	—
Mortgage REITS	1,289,940	1,289,940	—	—
Office REITS	26,374,483	26,374,483	—	—
Real Estate Services	350,764	350,764	—	—
Residential REITS	31,270,155	31,270,155	—	—
Retail REITS	40,162,230	40,162,230	—	—
Specialized REITS	27,941,073	27,941,073	—	—
Registered Investment Companies
Equity Funds/ETFs	175,824	175,824	—	—

Subtotal Investments in Securities	$177,000,908	$176,922,788	$—	$78,120

Other Investments *	Total
Short-Term Investments	1,162,622

Subtotal Other Investments	$1,162,622

Total Investments at Value	$178,163,530

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Short Term Investment	$1,707,534	$5,800,848	$7,508,382	—	$—	$749
Core Short-Term Reserve Fund	—	20,709,164	19,546,542	116,262	1,162,622	7,600
Total Value and Income Earned	$1,707,534				$1,162,622	$8,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (91.5%)	Value
Consumer Discretionary (7.1%)
77,788	Aaron’s, Inc.	$2,488,438
56,223	Cedar Fair, LP	3,609,517
115,479	Core-Mark Holding Company, Inc.	4,973,681
55,480	G-III Apparel Group, Ltd.[a]	1,639,989
182,820	Houghton Mifflin Harcourt Company[a]	1,983,597
287,450	Nutrisystem, Inc.	9,960,142
46,110	Oxford Industries, Inc.	2,772,594
38,070	Papa John’s International, Inc.	3,258,031
140,770	Pinnacle Entertainment, Inc.[a]	2,041,165
27,630	Ruth’s Hospitality Group, Inc.	505,629
377,692	Tuesday Morning Corporation[a]	2,039,537
35,060	Zoe’s Kitchen, Inc.[a,b]	841,089

	Total	36,113,409

Consumer Staples (0.8%)
61,152	AdvancePierre Foods Holdings, Inc.	1,821,107
45,430	WhiteWave Foods Company[a]	2,525,908

	Total	4,347,015

Energy (4.5%)
52,150	Oil States International, Inc.[a]	2,033,850
92,550	Parsley Energy, Inc.[a]	3,261,462
273,840	Rowan Companies plc[a]	5,172,838
118,540	RPC, Inc.[b]	2,348,277
61,330	U.S. Silica Holdings, Inc.	3,476,184
443,600	WPX Energy, Inc.[a]	6,463,252

	Total	22,755,863

Financials (23.1%)
86,100	Allied World Assurance Company Holdings AG	4,624,431
127,718	Ameris Bancorp	5,568,505
78,570	Argo Group International Holdings, Ltd.	5,177,763
236,972	Assured Guaranty, Ltd.	8,950,432
210,240	BancorpSouth, Inc.	6,527,952
112,902	Chemical Financial Corporation	6,115,901
251,768	CoBiz Financial, Inc.	4,252,362
333,269	Hanmi Financial Corporation	11,631,088
11,159	Hanover Insurance Group, Inc.	1,015,581
210,711	Hope Bancorp, Inc.	4,612,464
124,225	Horace Mann Educators Corporation	5,316,830
154,097	Houlihan Lokey, Inc.	4,795,499
40,388	Infinity Property & Casualty Corporation	3,550,105
488,342	Janus Capital Group, Inc.	6,480,298
26,510	Meta Financial Group, Inc.	2,727,879
152,550	National Bank Holdings Corporation	4,864,819
70,670	Primerica, Inc.	4,886,831
111,620	Renasant Corporation	4,712,596
38,236	State Auto Financial Corporation	1,025,107
143,425	Stifel Financial Corporation[a]	7,164,079
214,730	Synovus Financial Corporation	8,821,108
132,090	United Community Banks, Inc.	3,912,506

	Total	116,734,136

Health Care (10.8%)
101,530	Akorn, Inc.[a]	2,216,400
27,310	Align Technology, Inc.[a]	2,625,310
46,860	Analogic Corporation	3,887,037
243,050	Catalent, Inc.[a]	6,552,628
46,850	Chemed Corporation	7,515,208
44,090	Heska Corporation[a]	3,156,844
49,920	Neurocrine Biosciences, Inc.[a]	1,931,904
103,483	NuVasive, Inc.[a]	6,970,615
171,180	Omnicell, Inc.[a]	5,803,002
97,650	PerkinElmer, Inc.	5,092,448
37,450	Teleflex, Inc.	6,035,068
35,164	West Pharmaceutical Services, Inc.	2,982,962

	Total	54,769,426

Industrials (18.9%)
56,990	AGCO Corporation	3,297,441
157,460	AZZ, Inc.	10,061,694
155,140	BWX Technologies, Inc.	6,159,058
10,538	CLARCOR, Inc.	869,069
58,160	Curtiss-Wright Corporation	5,720,618
67,240	Encore Wire Corporation	2,914,854
75,606	Granite Construction, Inc.	4,158,330
49,370	ICF International, Inc.[a]	2,725,224
82,230	Kirby Corporation[a]	5,468,295
44,520	Lindsay Corporation[b]	3,321,637
150,930	MRC Global, Inc.[a]	3,057,842
91,185	MSA Safety, Inc.	6,321,856
57,540	Orbital ATK, Inc.	5,047,984
94,510	Oshkosh Corporation	6,106,291
28,070	Proto Labs, Inc.[a,b]	1,441,395
243,710	Raven Industries, Inc.	6,141,492
108,290	Saia, Inc.[a]	4,781,003
64,423	Team, Inc.[a]	2,528,603
60,112	Tennant Company	4,279,974
209,890	TransUnion[a]	6,491,898
59,704	Waste Connections, Inc.	4,692,137

	Total	95,586,695

Information Technology (16.1%)
102,305	Arista Networks, Inc.[a]	9,900,055
90,560	Belden, Inc.	6,771,171
247,170	Booz Allen Hamilton Holding Corporation	8,915,422
56,160	Criteo SA ADR[a,b]	2,307,053
127,650	Dolby Laboratories, Inc.	5,768,503
88,620	DST Systems, Inc.	9,495,633
52,230	Envestnet, Inc.[a]	1,841,108
23,750	Finisar Corporation[a]	718,913
76,080	Guidewire Software, Inc.[a]	3,753,026
201,680	Integrated Device Technology, Inc.[a]	4,751,581
46,270	M/A-COM Technology Solutions Holdings, Inc.[a,b]	2,141,376
90,750	Microsemi Corporation[a]	4,897,777
233,900	National Instruments Corporation	7,208,798
184,595	Pegasystems, Inc.	6,645,420
23,458	Q2 Holdings, Inc.[a]	676,763
218,987	Virtusa Corporation[a]	5,500,953

	Total	81,293,552

Materials (4.7%)
62,810	Balchem Corporation	5,271,015
78,464	Chemtura Corporation[a]	2,605,005
59,590	Materion Corporation	2,359,764
67,800	Methanex Corporation	2,969,640
53,418	Scotts Miracle-Gro Company	5,104,090
72,440	Sensient Technologies Corporation	5,692,335

	Total	24,001,849

Real Estate (3.4%)
87,070	American Assets Trust, Inc.	3,750,976
221,435	Cousins Properties, Inc.	1,884,412
22,700	Mid-America Apartment Communities, Inc.	2,222,784
42,921	Pebblebrook Hotel Trust	1,276,900
118,310	Physicians Realty Trust	2,243,157
197,720	Terreno Realty Corporation	5,633,043

	Total	17,011,272

Utilities (2.1%)
89,990	MDU Resources Group, Inc.	2,589,012

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (91.5%)	Value
Utilities (2.1%) - continued
115,030	PNM Resources, Inc.	$3,945,529
54,320	Southwest Gas Holdings, Inc.	4,161,999

	Total	10,696,540

	Total Common Stock (cost $362,865,598)	463,309,757

	Registered Investment Companies (5.2%)
Equity Funds/ETFs (5.2%)
15,510	iShares Russell 2000 Growth Index Fund	2,387,609
93,250	iShares Russell 2000 Index Fund	12,574,763
41,960	iShares Russell 2000 Value Index Fund	4,990,722
73,370	Materials Select Sector SPDR Fund	3,646,489
46,910	SPDR S&P Biotech ElF	2,776,603

	Total	26,376,186

	Total Registered Investment Companies (cost $23,002,460)	26,376,186

	Collateral Held for Securities Loaned (2.3%)
11,513,109	Thrivent Cash Management Trust	11,513,109

	Total Collateral Held for Securities Loaned (cost $11,513,109)	11,513,109

Shares or Principal Amount	Short-Term Investments (3.2%)C
	Federal Home Loan Bank Discount Notes
1,700,000	0.490%,1/26/2017	1,699,587
1,000,000	0.460%,2/2/2017	999,583
400,000	0.510%,2/7/2017	399,805
200,000	0.515%, 2/16/2017	199,878
	Thrivent Core Short-Term Reserve Fund
1,295,047	0.910%	12,950,473

	Total Short-Term Investments (cost $16,249,144)	16,249,326

	Total Investments (cost $413,630,311) 102,2%	$517,448,378

	Other Assets and Liabilities, Net (2,2%)	(11,335,039)

	Total Net Assets 100.0%	$506,113,339

a	Non-income producing security.
b	All or a portion of the security is on loan
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$11,185,125

Total lending	$11,185,125
Gross amount payable upon return of collateral for securities loaned	$11,513,109

Net amounts due to counterparty	$327,984

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$112,999,178
Gross unrealized depreciation	(10,040,116)

Net unrealized appreciation (depreciation)	$102,959,062
Cost for federal income tax purposes	$414,489,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	36,113,409	36,113,409	—	—
Consumer Staples	4,347,015	4,347,015	—	—
Energy^	22,755,863	22,755,863	—	—
Financials	116,734,136	116,734,136	—	—
Health Care	54,769,426	54,769,426	—	—
Industrials	95,586,695	95,586,695	—	—
Information Technology	81,293,552	81,293,552	—	—
Materials	24,001,849	24,001,849	—	—
Real Estate	17,011,272	17,011,272	—	—
Utilities	10,696,540	10,696,540	—	—
Registered Investment Companies
Equity Funds/ETFs	26,376,186	26,376,186	—	—
Short-Term Investments	3,298,853	—	3,298,853	—

Subtotal Investments in Securities	$492,984,796	$489,685,943	$3,298,853	$—

Other Investments *	Total
Short-Term Investments	12,950,473
Collateral Held for Securities Loaned	11,513,109

Subtotal Other Investments	$24,463,582

Total Investments at Value	$517,448,378

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$40,959,020	$276,204,107	$305,650,018	11,513,109	$11,513,109	$183,692
Cash Management Trust- Short Term Investment	12,996,171	43,066,106	56,062,277	—	—	9,227
Core Short-Term Reserve Fund	—	94,499,466	81,548,993	1,295,047	12,950,473	43,949
Total Value and Income Earned	$53,955,191				$24,463,582	$236,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value	% of Net Assets
Consumer Discretionary (13.9%)
13,250	Drew Industries, Inc.	$1,427,688	0.4%
	Other Securities^	54,509,568	13.5%

	Total	55,937,256

Consumer Staples (2.8%)
35,860	B&G Foods, Inc.	1,570,668	0.4%
	Other Securities^	9,622,965	2.4%

	Total	11,193,633

Energy (3.4%)
30,010	PDC Energy, Inc.[a]	2,178,126	0.5%
38,410	U.S. Silica Holdings, Inc.	2,177,079	0.5%
	Other Securities^	9,354,627	2.4%

	Total	13,709,832

Financials (17.9%)
31,480	Columbia Banking System, Inc.	1,406,526	0.4%
24,050	Community Bank System, Inc.	1,486,049	0.4%
20,900	Evercore Partners, Inc.	1,435,830	0.4%
35,750	First Financial Bankshares, Inc.[b]	1,615,900	0.4%
41,540	Glacier Bancorp, Inc.	1,504,994	0.4%
31,510	Great Western Bancorp, Inc.	1,373,521	0.3%
67,300	Home BancShares, Inc.	1,868,921	0.5%
68,804	Hope Bancorp, Inc.	1,506,120	0.4%
73,090	Old National Bancorp	1,326,583	0.3%
23,570	Pinnacle Financial Partners, Inc.	1,633,401	0.4%
28,540	ProAssurance Corporation	1,603,948	0.4%
31,430	Selective Insurance Group, Inc.	1,353,061	0.3%
70,839	Sterling Bancorp	1,657,633	0.4%
26,620	Texas Capital Bancshares, Inc.[a]	2,087,008	0.5%
43,680	United Bankshares, Inc.[b]	2,020,200	0.5%
27,880	Wintrust Financial Corporation	2,023,252	0.5%
	Other Securities^	45,964,259	11.4%

	Total	71,867,206

Health Care (11.1%)
19,615	Cantel Medical Corporation	1,544,681	0.4%
8,730	Chemed Corporation	1,400,379	0.3%
16,080	Integra LifeSciences Holdings Corporation[a]	1,379,503	0.3%
23,760	Masimo Corporation[a]	1,601,424	0.4%
29,480	Medidata Solutions, Inc.[a]	1,464,272	0.4%
20,315	Neogen Corporation[a]	1,340,790	0.3%
	Other Securities^	35,960,995	9.0%

	Total	44,692,044

Industrials (17.9%)
28,580	Hawaiian Holdings, Inc.[a]	1,629,060	0.4%
39,247	Healthcare Services Group, Inc.	1,537,305	0.4%
15,700	John Bean Technologies Corporation	1,349,415	0.3%
17,410	Matthews International Corporation	1,337,959	0.3%
19,820	WageWorks, Inc.[a]	1,436,950	0.4%
	Other Securities^	64,665,093	16.1%

	Total	71,955,782

Information Technology (14.6%)
25,770	Blackbaud, Inc.	1,649,280	0.4%
13,170	CACI International, Inc.[a]	1,637,031	0.4%
24,420	Cardtronics, Inc.[a]	1,332,599	0.3%
13,400	Coherent, Inc.[a]	1,840,959	0.5%
13,920	LogMeIn, Inc.[b]	1,343,976	0.3%
28,640	MKS Instruments, Inc.	1,701,216	0.4%
39,600	Sanmina Corporation[a]	1,451,340	0.4%
46,720	Take-Two Interactive Software, Inc.[a]	2,302,829	0.6%
64,520	TiVo Corp[a]	1,348,468	0.3%
	Other Securities^	44,155,915	11.0%

	Total	58,763,613

Materials (6.2%)
166,540	AK Steel Holding Corporation[a]	1,700,373	0.4%
17,130	Balchem Corporation	1,437,550	0.4%
97,180	Chemours Company	2,146,706	0.5%
	Other Securities^	19,586,206	4.9%

	Total	24,870,835

Real Estate (5.9%)
43,588	Acadia Realty Trust	1,424,456	0.4%
18,240	CoreSite Realty Corporation	1,447,709	0.4%
40,476	GEO Group, Inc.	1,454,303	0.4%
	Other Securities^	19,386,692	4.7%

	Total	23,713,160

Telecommunications Services (1.1%)
	Other Securities^	4,144,072	1.1%

	Total	4,144,072

Utilities (2.5%)
26,653	ALLETE, Inc.	1,710,856	0.4%
35,020	Avista Corporation	1,400,450	0.4%
42,620	South Jersey Industries, Inc.	1,435,868	0.4%
24,610	Spire, Inc.	1,588,575	0.4%
	Other Securities^	3,723,530	0.9%

	Total	9,859,279

	Total Common Stock (cost $280,269,302)	390,706,712

	Collateral Held for Securities Loaned (5.8%)
23,458,379	Thrivent Cash Management Trust	23,458,379	5.8%

	Total Collateral Held for Securities Loaned (cost $23,458,379)	23,458,379

Shares or Principal Amount	Short-Term Investments (2.5%)[c]
	Thrivent Core Short-Term Reserve Fund
930,431	0.910%	9,304,310	2.3%
	Other Securities^	799,884	0.2%

	Total Short-Term Investments (cost $10,104,196)	10,104,194

	Total Investments (cost $313,831,877) 105.6%	$424,269,285

	Other Assets and Liabilities, Net (5.6%)	(22,537,350)

	Total Net Assets 100.0%	$401,731,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$22,811,867

Total lending	$22,811,867
Gross amount payable upon return of collateral for securities loaned	$23,458,379

Net amounts due to counterparty	$646,512

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$121,412,154
Gross unrealized depreciation	(14,842,096)

Net unrealized appreciation (depreciation)	$106,570,058
Cost for federal income tax purposes	$317 699,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	55,937,256	55,937,256	–	–
Consumer Staples	11,193,633	11,193,633	–	–
Energy	13,709,832	13,709,832	–	–
Financials	71,867,206	71,867,206	–	–
Health Care	44,692,044	44,692,044	–	–
Industrials	71,955,782	71,955,782	–	–
Information Technology	58,763,613	58,763,613	–	–
Materials	24,870,835	24,870,835	–	–
Real Estate	23,713,160	23,713,160	–	–
Telecommunications Services	4,144,072	4,144,072	–	–
Utilities	9,859,279	9,859,279	–	–
Short-Term Investments	799,884	–	799,884	–

Subtotal Investments in Securities	$391,506,596	$390,706,712	$799,884	$–

Other Investments *	Total
Short-Term Investments	9,304,310
Collateral Held for Securities Loaned	23,458,379

Subtotal Other Investments	$32,762,689

Total Investments at Value	$424,269,285

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	155,073	155,073	—	—

Total Liability Derivatives	$155,073	$155,073	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Small Cap Index Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $799,884 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures Contracts	Long/(Short)	Date	Amount	Value	Gain/(Loss)
NYBOT NYF mini Russell 2000 Index	147	March 2017	$10,128,288	$9,973,215	($155,073)
Total Futures Contracts					($155,073)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$155,073
Total Equity Contracts		155,073

Total Liability Derivatives		$155,073

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,731,830
Total Equity Contracts		2,731,830

Total		$2,731,830

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(125,093)
Total Equity Contracts		(125,093)

Total		($125,093)

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

		Futures
		(Percentage
Derivative Risk	Futures	of Average
Category	(Notional)*	Net Assets)
Equity Contracts	$11,126,585	3.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$15,229,214	$98,889,310	$90,660,145	23,458,379	$23,458,379	$259,023
Cash Management Trust- Short Term Investment	10,370,336	24,105,517	34,475,853	—	—	9,157
Core Short-Term Reserve Fund	—	66,097,996	56,793,686	930,431	9,304,310	49,884
Total Value and Income Earned	$25,599,550				$32,762,689	$318,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (86.8%)	Value
Consumer Discretionary (12.3%)
167,650	American Axle & Manufacturing Holdings, Inc.[a]	$3,235,645
537,050	Aramark	19,183,426
299,650	Cheesecake Factory, Inc.	17,943,042
482,300	DISH Network Corporation[a]	27,939,639
211,200	Dollar Tree, Inc.[a]	16,300,416
269,119	Scripps Networks Interactive, Inc.	19,207,023
300,300	Tempur Sealy International, Inc.[a,b]	20,504,484
995,291	Time, Inc.	17,765,944
569,986	Toll Brothers, Inc.[a]	17,669,566
132,950	Whirlpool Corporation	24,166,322

	Total	183,915,507

Consumer Staples (1.8%)
215,900	Ingredion, Inc.	26,978,864

	Total	26,978,864

Energy (5.5%)
94,725	Cimarex Energy Company	12,873,128
299,600	Continental Resources, Inc.[a]	15,441,384
118,100	Oil States International, Inc.[a]	4,605,900
515,831	Parsley Energy, Inc.[a]	18,177,884
491,675	Patterson-UTI Energy, Inc.	13,235,891
420,650	RPC, Inc.[b]	8,333,076
598,775	WPX Energy, Inc.[a]	8,724,152

	Total	81,391,415

Financials (18.1%)
845,800	Assured Guaranty, Ltd.	31,945,866
449,396	First Republic Bank	41,407,347
3,619,575	Huntington Bancshares, Inc.	47,850,782
2,125,000	KeyCorp	38,823,750
130,050	M&T Bank Corporation	20,343,722
500,322	Raymond James Financial, Inc.	34,657,305
1,283,125	Zions Bancorporation	55,225,700

	Total	270,254,472

Health Care (8.7%)
161,432	C.R. Bard, Inc.	36,267,313
210,825	Edwards Lifesciences Corporation[a]	19,754,302
810,850	Hologic, Inc.[a]	32,531,302
248,553	Universal Health Services, Inc.	26,441,068
106,950	Waters Corporation[a]	14,373,011

	Total	129,366,996

Industrials (15.2%)
386,050	AGCO Corporation	22,336,853
150,340	Equifax, Inc.	17,774,698
182,800	Huntington Ingalls Industries, Inc.	33,669,932
245,050	Masco Corporation	7,748,481
627,834	Oshkosh Corporation	40,564,355
1,026,712	Southwest Airlines Company	51,171,326
377,150	United Continental Holdings, Inc.[a]	27,486,692
246,800	WABCO Holdings, Inc.[a]	26,197,820

	Total	226,950,157

Information Technology (13.9%)
309,875	Akamai Technologies, Inc.[a]	20,662,465
172,850	Alliance Data Systems Corporation	39,496,225
1,241,883	Applied Materials, Inc.	40,075,564
137,601	NVIDIA Corporation	14,687,531
410,175	Paycom Software, Inc.[a,b]	18,658,861
428,804	PayPal Holdings, Inc.[a]	16,924,894
429,400	Red Hat, Inc.[a]	29,929,180
1,091,672	Teradyne, Inc.	27,728,469

	Total	208,163,189

Materials (4.1%)
874,000	Owens-Illinois, Inc.[a]	15,216,340
1,304,763	Steel Dynamics, Inc.	46,423,468

	Total	61,639,808

Real Estate (5.7%)
191,100	Camden Property Trust	16,065,777
174,850	Digital Realty Trust, Inc.	17,180,761
618,250	Duke Realty Corporation	16,420,720
580,800	General Growth Properties, Inc.	14,508,384
1,075,948	Host Hotels & Resorts, Inc.	20,270,860

	Total	84,446,502

Utilities (1.5%)
505,700	Public Service Enterprise Group, Inc.	22,190,116

	Total	22,190,116

	Total Common Stock (cost $917,198,224)	1,295,297,026

	Collateral Held for Securities Loaned (2.0%)
30,153,421	Thrivent Cash Management Trust	30,153,421

	Total Collateral Held for Securities Loaned (cost $30,153,421)	30,153,421

Shares or Principal Amount	Short-Term Investments (12.1%)[c]
	Federal Home Loan Bank Discount Notes
3,000,000	0.350%, 1/3/2017	3,000,000
8,354,000	0.420%, 1/11/2017	8,353,298
14,000,000	0.370%, 1/13/2017	13,998,516
5,600,000	0.425%, 1/20/2017	5,598,998
5,000,000	0.470%, 1/24/2017	4,998,890
2,500,000	0.458%, 1/25/2017	2,499,420
8,600,000	0.490%, 1/26/2017	8,597,910
13,450,000	0.458%, 1/27/2017	13,446,597
7,800,000	0.389%, 2/1/2017	7,796,857
4,200,000	0.505%, 2/6/2017	4,198,018
4,900,000	0.460%, 2/8/2017	4,897,550
4,700,000	0.470%, 2/9/2017	4,697,584
10,000,000	0.515%, 2/15/2017	9,994,030
5,000,000	0.515%, 2/16/2017	4,996,945
8,030,000	0.530%, 2/22/2017	8,024,427
600,000	0.545%, 3/17/2017	599,367
	Thrivent Core Short-Term Reserve Fund
7,489,621	0.910%	74,896,213

	Total Short-Term Investments (cost $180,590,497)	180,594,620

	Total Investments (cost $1,127,942,142) 100.9%	$1,506,045,067

	Other Assets and Liabilities, Net (0.9%)	(14,104,525)

	Total Net Assets 100.0%	$1,491,940,542

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$29,492,475

Total lending	$29,492,475
Gross amount payable upon return of collateral for securities loaned	$30,153,421

Net amounts due to counterparty	$660,946

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$387,696,211
Gross unrealized depreciation	(9,944,149)

Net unrealized appreciation (depreciation)	$377,752,062
Cost for federal income tax purposes	$1,128,293,005

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	183,915,507	183,915,507	—	—
Consumer Staples	26,978,864	26,978,864	—	—
Energy	81,391,415	81,391,415	—	—
Financials	270,254,472	270,254,472	—	—
Health Care	129,366,996	129,366,996	—	—
Industrials	226,950,157	226,950,157	—	—
Information Technology	208,163,189	208,163,189	—	—
Materials	61,639,808	61,639,808	—	—
Real Estate	84,446,502	84,446,502	—	—
Utilities	22,190,116	22,190,116	—	—
Short-Term Investments	105,698,407	—	105,698,407	—

Subtotal Investments in Securities	$1,400,995,433	$1,295,297,026	$105,698,407	$—

Other Investments*	Total
Short-Term Investments	74,896,213
Collateral Held for Securities Loaned	30,153,421

Subtotal Other Investments	$105,049,634

Total Investments at Value	$1,506,045,067

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$57,473,443	$316,535,118	$343,855,140	30,153,421	$30,153,421	$121,736
Cash Management Trust- Short Term Investment	50,569,195	76,915,662	127,484,857	—	—	48,058
Core Short-Term Reserve Fund	—	145,377,201	70,480,988	7,489,621	74,896,213	277,567
Total Value and Income Earned	$108,042,638				$105,049,634	$447,361

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (96.6%)	Value	% of Net Assets
Consumer Discretionary (10.7%)
8,190	Domino’s Pizza, Inc.	$1,304,176	0.5%
	Other Securities^	29,564,083	10.2%

	Total	30,868,259

Consumer Staples (4.2%)
12,360	Ingredion, Inc.	1,544,506	0.5%
30,330	WhiteWave Foods Company[a]	1,686,348	0.6%
	Other Securities^	8,756,114	3.1%

	Total	11,986,968

Energy (3.8%)
	Other Securities^	10,998,391	3.8%

	Total	10,998,391

Financials (16.5%)
2,620	Alleghany Corporation[a]	1,593,274	0.6%
24,690	East West Bancorp, Inc.	1,254,993	0.4%
6,920	Everest Re Group, Ltd.	1,497,488	0.5%
16,150	MSCI, Inc.	1,272,297	0.4%
83,541	New York Community Bancorp, Inc.	1,329,137	0.5%
20,590	PacWest Bancorp	1,120,920	0.4%
21,685	Raymond James Financial, Inc.	1,502,120	0.5%
11,040	Reinsurance Group of America, Inc.	1,389,163	0.5%
23,130	SEI Investments Company	1,141,697	0.4%
9,270	Signature Bank[a]	1,392,354	0.5%
8,880	SVB Financial Group[a]	1,524,341	0.5%
	Other Securities^	32,559,290	11.3%

	Total	47,577,074

Health Care (7.3%)
12,720	Align Technology, Inc.[a]	1,222,774	0.4%
15,290	IDEXX Laboratories, Inc.[a]	1,793,058	0.6%
24,040	ResMed, Inc.	1,491,682	0.5%
7,510	Teleflex, Inc.	1,210,236	0.4%
	Other Securities^	15,226,719	5.4%

	Total	20,944,469

Industrials (14.4%)
25,290	A.O. Smith Corporation	1,197,482	0.4%
10,970	Carlisle Companies, Inc.	1,209,881	0.4%
7,951	Huntington Ingalls Industries, Inc.	1,464,495	0.5%
13,070	IDEX Corporation	1,177,084	0.4%
55,595	JetBlue Airways Corporation[a]	1,246,440	0.4%
15,220	Wabtec Corporation	1,263,564	0.4%
	Other Securities^	33,816,945	11.9%

	Total	41,375,891

Information Technology (17.1%)
128,970	Advanced Micro Devices, Inc.[a]	1,462,520	0.5%
14,790	ANSYS, Inc.[a]	1,367,927	0.5%
20,320	Broadridge Financial Solutions, Inc.	1,347,216	0.5%
48,870	Cadence Design Systems, Inc.[a]	1,232,501	0.4%
25,480	CDK Global, Inc.	1,520,901	0.5%
23,710	Computer Sciences Corporation	1,408,848	0.5%
14,080	Gartner, Inc.[a]	1,423,066	0.5%
13,380	Jack Henry & Associates, Inc.	1,187,876	0.4%
24,395	Leidos Holdings, Inc.	1,247,560	0.4%
25,870	Synopsys, Inc.[a]	1,522,708	0.5%
42,840	Trimble, Inc.[a]	1,291,626	0.4%
	Other Securities^	34,253,330	12.0%

	Total	49,266,079

Materials (7.1%)
10,650	Ashland Global Holdings, Inc.	1,163,938	0.4%
15,930	Packaging Corporation of America	1,351,183	0.5%
22,880	RPM International, Inc.	1,231,630	0.4%
41,610	Steel Dynamics, Inc.	1,480,484	0.5%
12,560	Valspar Corporation	1,301,342	0.5%
	Other Securities^	13,862,162	4.8%

	Total	20,390,739

Real Estate (10.1%)
13,620	Alexandria Real Estate Equities, Inc.	1,513,591	0.5%
22,710	American Campus Communities, Inc.	1,130,277	0.4%
14,960	Camden Property Trust	1,257,687	0.4%
60,680	Duke Realty Corporation	1,611,661	0.6%
15,840	Kilroy Realty Corporation	1,159,805	0.4%
17,960	Regency Centers Corporation	1,238,342	0.4%
	Other Securities^	21,211,705	7.4%

	Total	29,123,068

Telecommunications Services (0.2%)
	Other Securities^	459,177	0.2%

	Total	459,177

Utilities (5.2%)
17,850	Atmos Energy Corporation	1,323,577	0.5%
34,250	OGE Energy Corporation	1,145,662	0.4%
29,770	UGI Corporation	1,371,802	0.5%
24,340	Westar Energy, Inc.	1,371,559	0.5%
	Other Securities^	9,651,933	3.3%

	Total	14,864,533

	Total Common Stock (cost $221,145,241)	277,854,648

	Collateral Held for Securities Loaned (2.1%)
6,191,137	Thrivent Cash Management Trust	6,191,137	2.1%

	Total Collateral Held for Securities Loaned (cost $6,191,137)	6,191,137

Shares or Principal Amount	Short-Term Investments (3.2%)[b]
	Thrivent Core Short-Term Reserve Fund
830,705	0.910%	8,307,047	2.9%
	Other Securities^	799,660	0.3%

	Total Short-Term Investments (cost $9,106,711)	9,106,707

	Total Investments (cost $236,443,089) 101.9%	$293,152,492

	Other Assets and Liabilities, Net (1.9%)	(5,480,334)

	Total Net Assets 100.0%	$287,672,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$5,996,089

Total lending	$5,996,089
Gross amount payable upon return of collateral for securities loaned	$6,191,137

Net amounts due to counterparty	$195,048

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$62,708,852
Gross unrealized depreciation	(7,850,149)

Net unrealized appreciation (depreciation)	$54,858,703
Cost for federal income tax purposes	$238,293,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	30,868,259	30,868,259	—	—
Consumer Staples	11,986,968	11,986,968	—	—
Energy	10,998,391	10,998,391	—	—
Financials	47,577,074	47,577,074	—	—
Health Care	20,944,469	20,944,469	—	—
Industrials	41,375,891	41,375,891	—	—
Information Technology	49,266,079	49,266,079	—	—
Materials	20,390,739	20,390,739	—	—
Real Estate	29,123,068	29,123,068	—	—
Telecommunications Services	459,177	459,177	—	—
Utilities	14,864,533	14,864,533	—	—
Short-Term Investments	799,660	—	799,660	—

Subtotal Investments in Securities	$278,654,308	$277,854,648	$799,660	$—

Other Investments *	Total
Short-Term Investments	8,307,047
Collateral Held for Securities Loaned	6,191,137

Subtotal Other Investments	$14,498,184

Total Investments at Value	$293,152,492

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	114,127	114,127	—	—

Total Liability Derivatives	$114,127	$114,127	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Mid Cap Index Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $599,758 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CME E-mini S&P Mid-Cap 400 Index	54	March 2017	$9,073,267	$8,959,140	($114,127)
Total Futures Contracts					($114,127)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$114,127
Total Equity Contracts		114,127

Total Liability Derivatives		$114,127

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	805,027
Total Equity Contracts		805,027

Total		$805,027

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(76,091)
Total Equity Contracts		(76,091)

Total		($76,091)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$8,010,191	3.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$5,872,212	$60,614,553	$60,295,628	6,191,137	$6,191,137	$57,041
Cash Management Trust- Short Term Investment	9,442,638	23,557,238	32,999,876	—	—	6,222
Core Short-Term Reserve Fund	—	61,738,184	53,431,137	830,705	8,307,047	39,019
Total Value and Income Earned	$15,314,850				$14,498,184	$102,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value	% of Net Assets
Australia (6.1%)
633,572	Australia & New Zealand Banking Group, Ltd.	$13,869,665	0.8%
611,961	Westpac Banking Corporation	14,365,145	0.9%
	Other Securities^	73,494,256	4.4%

	Total	101,729,066

Austria (0.8%)
187,830	OMV AG	6,621,720	0.4%
	Other Securities^	6,081,163	0.4%

	Total	12,702,883

Belgium (0.9%)
	Other Securities^	15,374,612	0.9%

	Total	15,374,612

Bermuda (0.1%)
	Other Securities^	929,711	0.1%

	Total	929,711

Brazil (1.5%)
712,300	Banco Bradesco SA ADR	6,204,133	0.4%
	Other Securities^	18,509,626	1.1%

	Total	24,713,759

Canada (3.7%)
92,746	Canadian National Railway Company	6,241,782	0.4%
	Other Securities^	54,485,576	3.3%

	Total	60,727,358

Cayman Islands (0.2%)
	Other Securities^	3,323,483	0.2%

	Total	3,323,483

Chile (0.3%)
	Other Securities^	4,789,124	0.3%

	Total	4,789,124

China (0.1%)
	Other Securities^	1,914,628	0.1%

	Total	1,914,628

Denmark (1.4%)
203,986	Novo Nordisk AS	7,317,424	0.4%
	Other Securities^	15,159,868	1.0%
	Total	22,477,292

Faroe Islands (0.1%)
	Other Securities^	1,399,950	0.1%
	Total	1,399,950

Finland (0.8%)
257,688	UPM-Kymmene Oyj	6,301,927	0.4%
	Other Securities^	7,714,330	0.4%

	Total	14,016,257

France (3.9%)
329,108	AXA SA	8,296,446	0.5%
108,140	Sanofi	8,744,790	0.5%
298,258	Total SA	15,298,330	0.9%
	Other Securities^	32,815,008	2.0%

	Total	65,154,574

Germany (6.6%)
62,736	Allianz SE	10,353,851	0.6%
197,508	Evonik Industries AG	5,887,500	0.4%
83,599	Fresenius SE & Company KGaA	6,521,649	0.4%
107,068	SAP SE	9,261,953	0.6%
160,193	Siemens AG	19,614,090	1.2%
	Other Securities^	57,885,073	3.4%

	Total	109,524,116

Hong Kong (2.8%)
1,403,800	AIA Group, Ltd.	7,863,864	0.5%
661,300	China Mobile, Ltd.	6,972,202	0.4%
	Other Securities^	31,156,123	1.9%

	Total	45,992,189

Hungary (0.2%)
	Other Securities^	3,083,866	0.2%

	Total	3,083,866

India (2.3%)
464,741	Housing Development Finance Corporation	8,619,046	0.5%
1,742,313	ITC, Ltd.	6,188,742	0.4%
	Other Securities^	24,379,985	1.4%
	Total	39,187,773

Indonesia (0.7%)
14,912,100	Astra International Tbk PT	9,118,322	0.5%
	Other Securities^	2,660,373	0.2%

	Total	11,778,695

Ireland (0.4%)
	Other Securities^	6,775,988	0.4%

	Total	6,775,988

Israel (0.2%)
	Other Securities^	3,764,051	0.2%

	Total	3,764,051

Italy (1.9%)
	Other Securities^	31,317,158	1.9%

	Total	31,317,158

Japan (18.3%)
256,800	Bridgestone Corporation	9,239,866	0.6%
193,400	Fuji Heavy Industries, Ltd.	7,879,968	0.5%
526,500	Honda Motor Company, Ltd.	15,371,333	0.9%
310,900	Mitsubishi Corporation	6,603,098	0.4%
4,546,400	Mizuho Financial Group, Inc.	8,158,673	0.5%
1,568,000	Osaka Gas Company, Ltd.	6,016,513	0.4%
146,800	Toyota Motor Corporation	8,606,651	0.5%
	Other Securities^	240,941,536	14.5%

	Total	302,817,638

Jersey (0.3%)
	Other Securities^	5,666,515	0.3%

	Total	5,666,515

Luxembourg (0.7%)
	Other Securities^	12,057,587	0.7%

	Total	12,057,587

Malaysia (0.2%)
	Other Securities^	3,494,717	0.2%

	Total	3,494,717

Mexico (1.0%)
83,000	Fomento Economico Mexicano SAB de CV ADR	6,325,430	0.4%
1,272,594	Grupo Financiero Banorte SAB de CV ADR	6,267,923	0.4%
	Other Securities^	4,087,293	0.2%

	Total	16,680,646

Netherlands (2.3%)
181,237	Unilever NV	7,445,031	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value	% of Net Assets
Netherlands (2.3%) - continued
	Other Securities^	$29,413,884	1.8%

	Total	36,858,915

New Zealand (<0.1%)
	Other Securities^	532,370	<0.1%

	Total	532,370

Norway (1.4%)
1,346,647	Norsk Hydro ASA	6,427,186	0.4%
	Other Securities^	17,189,139	1.0%

	Total	23,616,325

Philippines (0.5%)
	Other Securities^	8,829,333	0.5%

	Total	8,829,333

Poland (0.2%)
	Other Securities^	3,163,248	0.2%

	Total	3,163,248

Portugal (0.9%)
421,119	Galp Energia SGPS SA	6,278,164	0.4%
	Other Securities^	8,855,114	0.5%

	Total	15,133,278

Russia (0.8%)
112,500	Lukoil ADR	6,301,755	0.4%
34,097	Magnit PJSC	6,112,780	0.4%

	Total	12,414,535

Singapore (0.7%)
	Other Securities^	12,359,944	0.7%

	Total	12,359,944

South Africa (0.6%)
	Other Securities^	9,407,815	0.6%

	Total	9,407,815

South Korea (0.4%)
	Other Securities^	5,799,734	0.4%

	Total	5,799,734

Spain (1.0%)
	Other Securities^	17,009,283	1.0%

	Total	17,009,283

Sweden (2.0%)
902,613	Nordea Bank AB	10,001,516	0.6%
	Other Securities^	22,252,051	1.4%

	Total	32,253,567

Switzerland (6.3%)
519,819	ABB, Ltd.	10,937,888	0.7%
267,828	Nestle SA	19,186,552	1.2%
184,549	Novartis AG	13,421,049	0.8%
60,720	Roche Holding AG-Genusschein	13,841,280	0.8%
	Other Securities^	47,254,038	2.8%

	Total	104,640,807

Taiwan (0.7%)
1,693,951	Taiwan Semiconductor Manufacturing Company, Ltd.	9,488,253	0.6%
	Other Securities^	2,132,155	0.1%

	Total	11,620,408

Thailand (0.7%)
427,750	Siam Cement pcl	5,936,881	0.4%
	Other Securities^	5,570,333	0.3%

	Total	11,507,214

Turkey (0.6%)
	Other Securities^	9,325,968	0.6%

	Total	9,325,968

United Kingdom (12.6%)
1,883,899	BP plc	11,799,738	0.7%
174,504	British American Tobacco plc	9,890,148	0.6%
231,032	Diageo plc	5,995,283	0.4%
679,528	GlaxoSmithKline plc	13,052,796	0.8%
3,830,829	HSBC Holdings plc	30,909,670	1.9%
67,755	Reckitt Benckiser Group plc	5,739,424	0.3%
83,575	Royal Dutch Shell plc	2,279,565	0.2%
81,841	Royal Dutch Shell plc, Class A	2,259,115	0.1%
645,855	Royal Dutch Shell plc, Class B	18,556,756	1.1%
349,653	Smiths Group plc	6,086,488	0.4%
	Other Securities^	101,307,470	6.1%

	Total	207,876,453

United States (0.2%)
	Other Securities^	2,967,232	0.2%

	Total	2,967,232

	Total Common Stock (cost $1,413,991,147)	1,446,710,065

Principal Amount	Long-Term Fixed Income (9.4%)
Angola (0.1%)
	Other Securities^	878,405	0.1%

	Total	878,405

Argentina (0.5%)
	Other Securities^	7,892,362	0.5%

	Total	7,892,362

Armenia (<0.1%)
	Other Securities^	477,754	<0.1%

	Total	477,754

Azerbaijan (0.1%)
	Other Securities^	1,475,540	0.1%

	Total	1,475,540

Belize (<0.1%)
	Other Securities^	47,765	<0.1%

	Total	47,765

Bermuda (0.1%)
	Other Securities^	1,598,476	0.1%

	Total	1,598,476

Brazil (0.4%)
	Other Securities^	6,869,990	0.4%

	Total	6,869,990

Bulgaria (0.2%)
	Other Securities^	2,905,954	0.2%

	Total	2,905,954

Cameroon (<0.1%)
	Other Securities^	215,012	<0.1%

	Total	215,012

Cayman Islands (0.1%)
	Other Securities^	1,215,984	0.1%

	Total	1,215,984

Chile (0.2%)
	Other Securities^	3,562,225	0.2%

	Total	3,562,225

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value	% of Net Assets
	Colombia (0.3%)
	Other Securities^	$4,374,095	0.3%

	Total	4,374,095

	Costa Rica (0.2%)
	Other Securities^	3,426,312	0.2%

	Total	3,426,312

	Croatia (<0.1%)
	Other Securities^	209,162	<0.1%

	Total	209,162

	Dominican Republic (0.4%)
	Other Securities^	7,488,577	0.4%

	Total	7,488,577

	Ecuador (0.2%)
	Other Securities^	2,719,084	0.2%

	Total	2,719,084

	El Salvador (0.2%)
	Other Securities^	2,155,480	0.2%

	Total	2,155,480

	Gabon (<0.1%)
	Other Securities^	297,254	<0.1%

	Total	297,254

	Ghana (<0.1%)
	Other Securities^	460,929	<0.1%

	Total	460,929

	Guatemala (0.2%)
	Other Securities^	3,294,351	0.2%

	Total	3,294,351

	Honduras (0.1%)
	Other Securities^	1,876,079	0.1%

	Total	1,876,079

	Hong Kong (<0.1%)
	Other Securities^	400,469	<0.1%

	Total	400,469

	Hungary (0.3%)
	Other Securities^	4,996,317	0.3%

	Total	4,996,317

	India (0.1%)
	Other Securities^	717,740	0.1%

	Total	717,740

	Indonesia (0.7%)
	Other Securities^	11,540,648	0.7%

	Total	11,540,648

	Israel (<0.1%)
	Other Securities^	111,788	<0.1%

	Total	111,788

	Japan (<0.1%)
	Other Securities^	538,875	<0.1%

	Total	538,875

	Kazakhstan (0.1%)
	Other Securities^	1,303,920	0.1%

	Total	1,303,920

	Kenya (<0.1%)
	Other Securities^	603,448	<0.1%

	Total	603,448

	Latvia (<0.1%)
	Other Securities^	382,715	<0.1%

	Total	382,715

	Luxembourg (0.3%)
	Other Securities^	5,671,687	0.3%

	Total	5,671,687

	Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	1,491,140	0.1%

	Total	1,491,140

	Mauritius (0.1%)
	Other Securities^	789,126	0.1%

	Total	789,126

	Mexico (0.8%)
	Other Securities^	11,959,783	0.8%

	Total	11,959,783

	Mongolia (0.1%)
	Other Securities^	701,627	0.1%

	Total	701,627

	Montenegro (<0.1%)
	Other Securities^	208,432	<0.1%

	Total	208,432

	Mozambique (<0.1%)
	Other Securities^	118,500	<0.1%

	Total	118,500

	Netherlands (0.2%)
	Other Securities^	3,345,778	0.2%

	Total	3,345,778

	Nigeria (<0.1%)
	Other Securities^	585,172	<0.1%

	Total	585,172

	Pakistan (0.1%)
	Other Securities^	1,844,359	0.1%

	Total	1,844,359

	Panama (<0.1%)
	Other Securities^	116,490	<0.1%

	Total	116,490

	Paraguay (0.2%)
	Other Securities^	2,850,382	0.2%

	Total	2,850,382

	Peru (0.1%)
	Other Securities^	2,269,290	0.1%

	Total	2,269,290

	Philippines (<0.1%)
	Other Securities^	1,025,466	<0.1%

	Total	1,025,466

	Poland (0.2%)
	Other Securities^	3,339,851	0.2%

	Total	3,339,851

	Romania (0.1%)
	Other Securities^	2,153,812	0.1%

	Total	2,153,812

	Russia (0.3%)
	Other Securities^	5,271,923	0.3%

	Total	5,271,923

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value	% of Net Assets
South Africa (0.3%)
	Other Securities^	$3,391,099	0.3%

	Total	3,391,099

South Korea (0.1%)
	Other Securities^	1,100,721	0.1%

	Total	1,100,721

Sri Lanka (0.2%)
	Other Securities^	3,015,223	0.2%

	Total	3,015,223

Suriname (<0.1%)
	Other Securities^	613,305	<0.1%

	Total	613,305

Turkey (0.6%)
	Other Securities^	9,634,689	0.6%

	Total	9,634,689

Ukraine (<0.1%)
	Other Securities^	454,528	<0.1%

	Total	454,528

United Arab Emirates (0.1%)
	Other Securities^	2,341,763	0.1%

	Total	2,341,763

United States (0.5%)
	Other Securities^	8,013,018	0.5%

	Total	8,013,018

Venezuela (0.3%)
	Other Securities^	4,638,095	0.3%

	Total	4,638,095

Vietnam (<0.1%)
	Other Securities^	600,118	<0.1%

	Total	600,118

Virgin Islands, British (<0.1%)
	Other Securities^	324,360	<0.1%

	Total	324,360

Zambia (0.2%)

	Other Securities^	3,694,947	0.2%

	Total	3,694,947

	Total Long-Term Fixed Income (cost $160,096,053)	155,601,394

Shares	Preferred Stock (1.1%)
Brazil (0.2%)
	Other Securities^	3,324,645	0.2%

	Total	3,324,645

Germany (0.2%)
	Other Securities^	2,413,799	0.2%

	Total	2,413,799

South Korea (0.7%)
10,250	Samsung Electronics Company, Ltd.	12,136,369	0.7%

	Total	12,136,369

	Total Preferred Stock (cost $15,839,913)	17,874,813

Equity Funds/ETFs (<0.1%)
	Other Securities^	662,741	<0.1%

	Total	662,741

	Total Registered Investment Companies (cost $661,937)	662,741

	Collateral Held for Securities Loaned (1.0%)
16,401,014	Thrivent Cash Management Trust	16,401,014	1.0%

	Total Collateral Held for Securities Loaned (cost $16,401,014)	16,401,014

Shares or Principal Amount	Short-Term Investments (1.6%)[a]
	Thrivent Core Short-Term Reserve Fund
2,583,165	0.910%	25,831,644	1.6%
	Other Securities^	399,880	<0.1%

	Total Short-Term Investments (cost $26,231,510)	26,231,524

	Total Investments (cost $1,633,221,574) 100.5%	$1,663,481,551

	Other Assets and Liabilities, Net (0.5%)	(8,744,917)

	Total Net Assets 100.0%	$1,654,736,634

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Partner Worldwide Allocation Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $5,613,264 or 0.3% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$15,613,935

Total lending	$15,613,935
Gross amount payable upon return of collateral for securities loaned	$16,401,014

Net amounts due to counterparty	$787,079

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$113,344,782
Gross unrealized depreciation	(86,781,297)

Net unrealized appreciation (depreciation)	$26,563,485
Cost for federal income tax purposes	$1,636,918,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	183,647,681	2,967,232	180,680,449	—
Consumer Staples	153,917,302	6,325,430	147,591,872	—
Energy	118,049,403	9,743,250	108,298,548	7,605
Financials	295,779,630	9,250,952	286,527,944	734
Health Care	131,732,581	2,757,900	128,974,681	—
Industrials	225,001,575	3,525,305	221,476,270	—
Information Technology	99,251,737	1,297,780	97,953,957	—
Materials	133,937,282	1,669,784	132,267,498	—
Real Estate	46,324,571	—	46,324,571	—
Telecommunications Services	36,813,342	—	36,813,342	—
Utilities	22,254,961	—	22,254,961	—
Long-Term Fixed Income
Basic Materials	2,119,349	—	2,119,349	—
Capital Goods	1,487,816	—	1,487,816	—
Communications Services	6,160,749	—	6,160,749	—
Consumer Cyclical	442,125	—	442,125	—
Consumer Non-Cyclical^	2,418,570	—	2,418,570	0
Energy	20,581,080	—	20,581,080	—
Financials	9,948,112	—	9,948,112	—
Foreign Government	99,285,779	—	99,285,779	—
Technology	1,023,822	—	1,023,822	—
Transportation	1,531,350	—	1,531,350	—
U.S. Government and Agencies	5,629,201	—	5,629,201	—
U.S. Municipal	1,674,194	—	1,674,194	—
Utilities	3,299,247	—	3,299,247	—
Preferred Stock
Consumer Discretionary	1,918,830	—	1,918,830	—
Consumer Staples	494,969	—	494,969	—
Information Technology	12,136,369	—	12,136,369	—
Materials	3,324,645	3,324,645	—	—
Registered Investment Companies
Equity Funds/ETFs	662,741	662,741	—	—
Short-Term Investments	399,880	—	399,880	—

Subtotal Investments in Securities	$1,621,248,893	$41,525,019	$1,579,715,535	$8,339

Other Investments *	Total
Short-Term Investments	25,831,644
Collateral Held for Securities Loaned	16,401,014

Subtotal Other Investments	$42,232,658

Total Investments at Value	$1,663,481,551

*       Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	125,635	125,635	—	—
Foreign Currency Forward Contracts	779,380	—	779,380	—

Total Asset Derivatives	$905,015	$125,635	$779,380	$—

Liability Derivatives
Futures Contracts	160,792	160,792	—	—
Foreign Currency Forward Contracts	820,700	—	820,700	—

Total Liability Derivatives	$981,492	$160,792	$820,700	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents Partner Worldwide Allocation Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,343,784 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	110	March 2017	$13,672,563	$13,670,938	($1,625)
CBOT 2-Yr. U.S. Treasury Note	57	March 2017	12,341,053	12,351,188	10,135
CBOT 30 Day Federal Funds	(33)	May 2017	(13,654,303)	(13,653,468)	835
CBOT 5-Yr. U.S. Treasury Note	(50)	March 2017	(5,863,493)	(5,883,203)	(19,710)
CBOT U.S. Long Bond	12	March 2017	1,806,736	1,807,875	1,139
CME Ultra Long Term U.S. Treasury Bond	44	March 2017	7,070,854	7,051,000	(19,854)
Eurex 2-Yr. Euro SCHATZ	(10)	March 2017	(1,180,924)	(1,182,130)	(1,206)
Eurex 30-Yr. Euro BUXL	(4)	March 2017	(724,551)	(729,615)	(5,064)
Eurex 5-Yr. Euro BOBL	(20)	March 2017	(2,793,462)	(2,813,322)	(19,860)
Eurex Euro STOXX 50 Index	60	March 2017	2,031,013	2,066,570	35,557
Euro-Bund Futures	(33)	March 2017	(5,616,306)	(5,701,826)	(85,520)
FTSE 100 Index	12	March 2017	1,014,917	1,043,725	28,808
HKG Hang Seng Index	1	January 2017	138,794	141,608	2,814
ICE mini MSCI EAFE Index	94	March 2017	7,883,173	7,875,320	(7,853)
SFE S&P ASX Share Price Index 200	5	March 2017	497,733	507,953	10,220
SGX MSCI Singapore Index	5	January 2017	110,517	110,417	(100)
TSE Tokyo Price Index	10	March 2017	1,262,697	1,298,824	36,127
Total Futures Contracts					($35,157)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents Partner Worldwide Allocation Portfolio’s foreign currency forward contracts held as of December 31, 2016.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Argentina Peso	DB	4,351,404	1/18/2017	$267,861	$269,940	$2,079
Argentina Peso	RBS	251,057	1/6/2017	15,569	15,739	170
Argentina Peso	BNP	5,025,079	1/6/2017 - 1/17/2017	308,803	314,328	5,525
Brazilian Real	BOA	4,878,704	1/4/2017	1,475,446	1,498,119	22,673
Brazilian Real	BNP	1,417,737	1/4/2017	412,971	435,090	22,119
Brazilian Real	HSBC	1,655,482	1/4/2017	483,298	508,051	24,753
Brazilian Real	RBC	1,804,432	1/4/2017	553,660	554,408	748
Brazilian Real	MSC	5,147,743	1/4/2017 - 2/2/2017	1,547,825	1,578,649	30,824
Chilean Peso	DB	149,244,770	1/19/2017	222,753	222,625	(128)
Chilean Peso	RBS	81,680,927	1/19/2017	121,424	121,841	417
Chinese Yuan	HSBC	4,287,943	1/20/2017 - 4/5/2017	607,167	616,806	9,639
Chinese Yuan	SB	1,839,139	1/23/2017	262,809	264,381	1,572
Chinese Yuan Offshore	BNP	3,810,636	3/15/2017	540,625	536,067	(4,558)
Chinese Yuan Offshore	JPM	3,804,000	3/15/2017	536,892	535,134	(1,758)
Chinese Yuan Offshore	HSBC	1,905,890	3/15/2017	270,000	268,114	(1,886)
Chinese Yuan Offshore	SB	1,899,099	3/15/2017	270,000	267,159	(2,841)
Colombian Peso	CSFB	322,754,944	1/17/2017	108,111	107,160	(951)
Colombian Peso	BOA	1,123,278,302	1/26/2017	373,182	372,297	(885)
Czech Republic Koruna	BOA	6,604,588	6/21/2017	273,052	260,922	(12,130)
Czech Republic Koruna	CITI	29,101,290	6/21/2017 - 11/21/2017	1,169,136	1,150,148	(18,988)
Czech Republic Koruna	UBS	6,627,240	6/21/2017	274,670	261,816	(12,854)
Czech Republic Koruna	SSB	24,625,818	6/21/2017 - 9/20/2017	1,017,901	973,398	(44,503)
Czech Republic Koruna	MSC	19,375,889	9/21/2017 - 11/22/2017	768,464	766,041	(2,423)
Euro	JPM	261,000	3/15/2017	270,748	275,724	4,976
Euro	UBS	261,000	3/16/2017	270,748	275,740	4,992
Euro	MSC	140,000	3/15/2017	146,223	147,898	1,675
Euro	BNP	277,790	3/16/2017	292,504	292,806	302
Euro	SSB	50,813	6/21/2017	57,050	53,952	(3,098)
Euro	CITI	591,899	6/21/2017	627,087	628,463	1,376
Hungarian Forint	UBS	156,609,136	3/16/2017	528,754	534,713	5,959
Indian Rupee	DB	4,411,620	2/3/2017	64,592	65,001	409
Indian Rupee	UBS	34,698,525	1/9/2017 - 1/30/2017	510,296	509,943	(353)
Indian Rupee	CITI	65,894,168	1/30/2017	966,615	968,035	1,420
Indonesian Rupiah	UBS	7,810,703,676	1/12/2017 - 1/17/2017	584,457	578,695	(5,762)
Indonesian Rupiah	CITI	11,219,401,020	1/12/2017 - 1/17/2017	849,969	831,269	(18,700)
Indonesian Rupiah	BNP	4,793,102,506	1/9/2017	363,389	355,313	(8,076)
Indonesian Rupiah	JPM	3,052,126,560	1/17/2017	228,000	225,998	(2,002)
Malaysian Ringgit	UBS	921,808	1/19/2017	207,428	205,404	(2,024)
Malaysian Ringgit	JPM	1,393,624	1/12/2017 - 1/19/2017	309,655	310,577	922
Mexican Peso	RBS	22,309,546	3/15/2017	1,088,828	1,066,264	(22,564)
Mexican Peso	CITI	39,721,935	3/15/2017	1,935,900	1,898,474	(37,426)
Mexican Peso	BOA	25,888,087	3/15/2017	1,264,375	1,237,298	(27,077)
New Taiwan Dollar	HSBC	23,723,512	1/13/2017	740,000	736,608	(3,392)
New Taiwan Dollar	CITI	5,802,120	1/20/2017	180,000	180,222	222
New Taiwan Dollar	SB	8,697,200	1/19/2017	272,000	270,133	(1,867)
New Taiwan Dollar	MSC	8,629,200	1/20/2017	270,000	268,035	(1,965)
New Taiwan Dollar	WBC	3,567,740	1/20/2017	112,423	110,819	(1,604)
New Taiwan Dollar	UBS	8,669,538	1/20/2017	270,000	269,288	(712)
Philippines Peso	UBS	25,452,462	1/19/2017	510,121	511,912	1,791
Polish Zloty	MSC	1,138,881	3/15/2017	274,181	271,988	(2,193)
Polish Zloty	BNP	15,339,180	3/15/2017	3,639,448	3,663,307	23,859
Russian Ruble	CITI	67,149,736	1/26/2017	1,082,000	1,091,419	9,419
Russian Ruble	MSC	17,236,399	1/26/2017	268,000	280,152	12,152
Russian Ruble	BOA	53,636,475	1/26/2017	824,289	871,781	47,492
Russian Ruble	CSFB	16,624,793	1/26/2017	271,000	270,211	(789)
Russian Ruble	UBS	19,200,166	1/26/2017	294,617	312,070	17,453
South African Rand	JPM	1,539,054	3/15/2017	108,000	110,602	2,602
South African Rand	DB	2,327,999	3/15/2017	163,000	167,299	4,299
South African Rand	CITI	1,511,034	3/15/2017	109,000	108,589	(411)
South African Rand	BNP	5,129,247	3/15/2017	370,743	368,607	(2,136)
South Korean Won	HSBC	155,566,190	1/20/2017	130,000	128,830	(1,170)
South Korean Won	BNP	327,482,506	1/19/2017	276,861	271,197	(5,664)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
South Korean Won	UBS	656,222,730	1/19/2017	$555,633	$543,435	($12,198)
South Korean Won	SB	326,862,400	1/31/2017	272,000	270,718	(1,282)
South Korean Won	JPM	933,398,521	1/19/2017 - 1/20/2017	777,000	772,975	(4,025)
Turkish Lira	MSC	2,504,082	3/15/2017	702,000	699,412	(2,588)
Total Purchases				$34,920,553	$34,909,409	($11,144)
Sales
Argentina Peso	BNP	2,375,409	4/3/2017	$140,974	$140,373	$601
Argentina Peso	DB	1,744,305	1/31/2017	109,000	107,002	1,998
Argentina Peso	BOA	4,652,401	1/18/2017	290,775	288,613	2,162
Brazilian Real	BOA	6,638,001	1/4/2017 - 2/2/2017	1,991,632	2,033,488	(41,856)
Brazilian Real	BNP	1,417,737	1/4/2017	435,009	435,597	(588)
Brazilian Real	MSC	11,007,727	1/4/2017 - 2/2/2017	3,206,539	3,375,117	(168,578)
Brazilian Real	HSBC	1,655,482	1/4/2017	507,957	508,643	(686)
Brazilian Real	RBC	1,804,432	1/4/2017	542,000	553,762	(11,762)
Chilean Peso	DB	521,677,580	1/19/2017	767,083	778,174	(11,091)
Chilean Peso	CSFB	78,440,040	1/19/2017	119,000	117,007	1,993
Chinese Yuan Offshore	JPM	1,893,464	3/15/2017	270,000	266,366	3,634
Chinese Yuan Offshore	SB	5,616,797	1/23/2017 - 3/15/2017	802,399	792,965	9,434
Chinese Yuan Offshore	HSBC	9,818,585	1/20/2017 - 4/5/2017	1,398,507	1,391,205	7,302
Czech Republic Koruna	CITI	15,927,990	6/21/2017	627,087	629,253	(2,166)
Czech Republic Koruna	SSB	1,358,333	6/21/2017	57,050	53,662	3,388
Euro	JPM	10,712,353	2/9/2017	11,137,740	11,297,770	(160,030)
Euro	WBC	3,483,873	3/15/2017	3,655,471	3,680,410	(24,939)
Euro	BOA	245,000	6/21/2017	273,052	260,135	12,917
Euro	MSC	979,400	3/15/2017 - 11/22/2017	1,042,646	1,038,845	3,801
Euro	CITI	1,084,174	6/21/2017 - 11/21/2017	1,169,136	1,151,402	17,734
Euro	UBS	746,312	3/16/2017 - 6/21/2017	803,424	789,764	13,660
Euro	SSB	920,351	6/21/2017 - 9/20/2017	1,017,901	977,490	40,411
Hungarian Forint	MSC	237,003,829	3/16/2017	802,342	809,206	(6,864)
Hungarian Forint	UBS	82,152,621	3/16/2017	270,748	280,495	(9,747)
Hungarian Forint	BNP	86,224,998	3/16/2017	292,504	293,825	(1,321)
Indian Rupee	UBS	37,901,891	1/30/2017	555,665	556,808	(1,143)
Indian Rupee	CITI	36,934,150	1/30/2017	541,556	542,591	(1,035)
Indonesian Rupiah	CITI	3,613,410,000	1/12/2017	270,000	267,750	2,250
Indonesian Rupiah	HSBC	7,460,653,050	1/12/2017	563,281	552,827	10,454
Indonesian Rupiah	MSC	3,681,520,000	1/27/2017	272,000	272,215	(215)
Israel Shekel	CITI	1,020,166	3/15/2017	267,764	265,555	2,209
Malaysian Ringgit	MSC	2,408,928	1/12/2017	545,004	536,854	8,150
Mexican Peso	RBS	27,018,554	3/15/2017	1,305,819	1,291,328	14,491
Mexican Peso	BOA	44,161,380	1/20/2017	2,134,452	2,124,308	10,144
New Taiwan Dollar	CITI	77,880,658	1/20/2017	2,446,769	2,419,081	27,688
New Taiwan Dollar	MSC	45,187,628	1/13/2017	1,437,677	1,403,062	34,615
New Taiwan Dollar	UBS	59,111,701	1/13/2017 - 6/20/2017	1,854,815	1,848,054	6,761
New Taiwan Dollar	HSBC	17,106,212	1/13/2017	538,000	531,143	6,857
New Taiwan Dollar	BOA	26,157,408	1/13/2017 - 1/20/2017	823,040	812,382	10,658
Philippines Peso	JPM	13,569,814	1/19/2017	270,000	272,922	(2,922)
Philippines Peso	UBS	13,934,733	1/19/2017	278,723	280,262	(1,539)
Polish Zloty	MSC	621,264	3/15/2017	146,223	148,370	(2,147)
Polish Zloty	JPM	1,168,418	3/15/2017	270,748	279,042	(8,294)
Polish Zloty	BNP	14,425,891	1/26/2017	3,441,537	3,447,342	(5,805)
Russian Ruble	CSFB	33,332,920	1/26/2017	543,000	541,777	1,223
Russian Ruble	MSC	119,185,996	1/26/2017	1,895,000	1,937,190	(42,190)
Singapore Dollar	WBC	1,475,572	3/15/2017	1,036,613	1,019,044	17,569
Singapore Dollar	SB	782,029	3/15/2017	543,000	540,076	2,924
South African Rand	MSC	3,198,260	3/15/2017	230,000	232,876	(2,876)
South African Rand	CITI	1,543,920	3/15/2017	109,000	110,952	(1,952)
South Korean Won	JPM	413,241,696	1/31/2017	344,000	342,144	1,856
South Korean Won	UBS	2,172,694,597	1/13/2017 - 1/19/2017	1,846,246	1,799,238	47,008
South Korean Won	SB	312,836,936	1/13/2017	268,000	259,051	8,949
South Korean Won	BNP	2,191,028,375	1/13/2017 - 2/9/2017	1,882,288	1,814,496	67,792
South Korean Won	RBS	316,877,837	1/19/2017	271,000	262,415	8,585
South Korean Won	CITI	1,127,733,751	1/19/2017	963,422	933,906	29,516
South Korean Won	SSB	617,467,240	1/13/2017 - 1/19/2017	528,477	511,323	17,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
South Korean Won	HSBC	315,006,300	1/13/2017	$270,000	$260,848	$9,152
South Korean Won	MSC	283,306,970	1/19/2017	240,040	234,614	5,426
Turkish Lira	BNP	3,769,881	3/15/2017	1,062,088	1,052,961	9,127
Turkish Lira	RBS	973,916	3/15/2017	272,000	272,023	(23)
Total Sales				$61,997,223	$62,027,399	($30,176)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($41,320)

Counterparty
BOA	-	Bank of America
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$12,109
Total Interest Rate Contracts		12,109
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	113,526
Total Equity Contracts		113,526
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	779,380
Total Foreign Exchange Contracts		779,380

Total Asset Derivatives		$905,015

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	152,839
Total Interest Rate Contracts		152,839
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,953
Total Equity Contracts		7,953
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	820,700
Total Foreign Exchange Contracts		820,700

Total Liability Derivatives		$981,492

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(68,988)
Total Equity Contracts		(68,988)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	300,304
Total Foreign Exchange Contracts		300,304
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(527,145)
Total Interest Rate Contracts		(527,145)

Total		($295,829)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	132,567
Total Interest Rate Contracts		132,567
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	50,171
Total Equity Contracts		50,171
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(60,501)
Total Foreign Exchange Contracts		(60,501)

Total		$122,237

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts Interest Rate	$10,427,028	0.6%	N/A	N/A
Contracts	69,762,826	4.3	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$134,124,540	8.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$18,465,884	$367,848,751	$369,913,621	16,401,014	$16,401,014	$420,844
Cash Management Trust-Short Term Investment	17,322,047	222,829,835	240,151,882	—	—	28,127
Core Short-Term Reserve Fund	—	288,222,866	262,391,222	2,583,165	25,831,644	109,897
Total Value and Income Earned	$35,787,931				$42,232,658	$558,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (12.7%)
1,900	Amazon.com, Inc.[a]	$1,424,753
22,500	Comcast Corporation	1,553,625
10,400	Delphi Automotive plc	700,440
11,280	Home Depot, Inc.	1,512,423
27,690	Interpublic Group of Companies, Inc.	648,223
3,300	Mohawk Industries, Inc.[a]	658,944
33,579	Newell Brands, Inc.	1,499,302
16,700	NIKE, Inc.	848,861
7,600	Royal Caribbean Cruises, Ltd.	623,504
23,520	Service Corporation International	667,968
6,700	Signet Jewelers, Ltd.	631,542
12,200	Walt Disney Company	1,271,484

	Total	12,041,069

Consumer Staples (8.0%)
6,600	Constellation Brands, Inc.	1,011,846
42,400	Coty, Inc.	776,344
14,300	CVS Health Corporation	1,128,413
29,100	Kroger Company	1,004,241
9,800	Molson Coors Brewing Company	953,638
19,900	Monster Beverage Corporation[a]	882,366
11,200	Philip Morris International, Inc.	1,024,688
21,800	Snyder’s-Lance, Inc.	835,812

	Total	7,617,348

Energy (6.6%)
33,200	Halliburton Company	1,795,788
30,550	Occidental Petroleum Corporation	2,176,076
12,600	Pioneer Natural Resources Company	2,268,882

	Total	6,240,746

Financials (15.9%)
39,100	Boston Private Financial Holdings, Inc.	647,105
17,120	Capital One Financial Corporation	1,493,549
34,600	Citigroup, Inc.	2,056,278
12,100	CME Group, Inc.	1,395,735
16,900	Discover Financial Services	1,218,321
5,300	Goldman Sachs Group, Inc.	1,269,085
10,500	Hartford Financial Services Group, Inc.	500,325
24,200	Invesco, Ltd.	734,228
106,300	KeyCorp	1,942,101
11,300	Marsh & McLennan Companies, Inc.	763,767
79,960	Regions Financial Corporation	1,148,225
8,670	Reinsurance Group of America, Inc.	1,090,946
15,400	Wells Fargo & Company	848,694

	Total	15,108,359

Health Care (13.1%)
8,000	Alexion Pharmaceuticals, Inc.[a]	978,800
64,600	ARIAD Pharmaceuticals, Inc.[a,b]	803,624
3,200	Biogen, Inc.[a]	907,456
15,390	BioMarin Pharmaceutical, Inc.[a]	1,274,907
15,300	Bristol-Myers Squibb Company	894,132
4,300	C.R. Bard, Inc.	966,038
20,750	Danaher Corporation	1,615,180
5,644	Envision Healthcare Corporation[a]	357,209
6,200	Humana, Inc.	1,264,986
14,300	Merck & Company, Inc.	841,841
7,400	Shire Pharmaceuticals Group plc ADR	1,260,812
35,554	Wright Medical Group NVa	817,031
4,300	Zimmer Biomet Holdings, Inc.	443,760

	Total	12,425,776

Industrials (10.5%)
7,720	Alaska Air Group, Inc.	684,996
9,220	FedEx Corporation	1,716,764
22,625	Fortive Corporation	1,213,379
10,500	Fortune Brands Home and Security, Inc.	561,330
8,390	Genesee & Wyoming, Inc.[a]	582,350
12,610	IDEX Corporation	1,135,656
22,100	Ingersoll-Rand plc	1,658,384
5,800	Lockheed Martin Corporation	1,449,652
9,150	WABCO Holdings, Inc.[a]	971,272

	Total	9,973,783

Information Technology (19.5%)
14,470	Adobe Systems, Inc.[a]	1,489,687
4,040	Alphabet, Inc., Class Aa	3,201,498
16,040	Apple, Inc.	1,857,753
8,300	Broadcom, Ltd.	1,467,191
12,980	Cavium, Inc.[a]	810,471
16,720	Facebook, Inc.[a]	1,923,636
41,900	Gogo, Inc.[a,b]	386,318
3,900	Imperva, Inc.[a]	149,760
5,200	Luxoft Holding, Inc.[a]	292,240
14,940	Monolithic Power Systems, Inc.	1,224,034
9,300	NXP Semiconductors NVa	911,493
16,480	Oracle Corporation	633,656
18,300	Paycom Software, Inc.[a]	832,467
24,200	PayPal Holdings, Inc.[a]	955,174
11,000	QUALCOMM, Inc.	717,200
17,300	Salesforce.com, Inc.[a]	1,184,358
3,400	Tyler Technologies, Inc.[a]	485,418

	Total	18,522,354

Materials (3.4%)
5,800	Albemarle Corporation	499,264
14,130	Eagle Materials, Inc.	1,392,229
3,800	Ecolab, Inc.	445,436
10,300	LyondellBasell Industries NV	883,534

	Total	3,220,463

Real Estate (3.9%)
12,600	American Tower Corporation	1,331,568
9,700	Boston Properties, Inc.	1,220,066
15,100	Extra Space Storage, Inc.	1,166,324

	Total	3,717,958

Telecommunications Services (2.1%)
10,510	SBA Communications Corporation[a]	1,085,263
16,410	T-Mobile US, Inc.[a]	943,739

	Total	2,029,002

Utilities (3.0%)
13,000	American Electric Power Company, Inc.	818,480
11,340	Atmos Energy Corporation	840,861
19,200	PG&E Corporation	1,166,784

	Total	2,826,125

	Total Common Stock (cost $82,523,634)	93,722,983

	Collateral Held for Securities Loaned (1.3%)
1,232,175	Thrivent Cash Management Trust	1,232,175

	Total Collateral Held for Securities Loaned (cost $1,232,175)	1,232,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (1.4%)[c]	Value
	Thrivent Core Short-Term Reserve Fund
133,882	0.910%	$1,338,819

	Total Short-Term Investments (cost $1,338,819)	1,338,819

	Total Investments (cost $85,094,628) 101.4%	$96,293,977

	Other Assets and Liabilities, Net (1.4%)	(1,372,054)

	Total Net Assets 100.0%	$94,921,923

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner All Cap Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$1,189,942

Total lending	$1,189,942
Gross amount payable upon return of collateral for securities loaned	$1,232,175

Net amounts due to counterparty	$42,233

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,990,846
Gross unrealized depreciation	(2,865,660)

Net unrealized appreciation (depreciation)	$11,125,186
Cost for federal income tax purposes	$85,168,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	12,041,069	12,041,069	—	—
Consumer Staples	7,617,348	7,617,348	—	—
Energy	6,240,746	6,240,746	—	—
Financials	15,108,359	15,108,359	—	—
Health Care	12,425,776	12,425,776	—	—
Industrials	9,973,783	9,973,783	—	—
Information Technology	18,522,354	18,522,354	—	—
Materials	3,220,463	3,220,463	—	—
Real Estate	3,717,958	3,717,958	—	—
Telecommunications Services	2,029,002	2,029,002	—	—
Utilities	2,826,125	2,826,125	—	—

Subtotal Investments in Securities	$93,722,983	$93,722,983	$—	$—

Other Investments *	Total
Short-Term Investments	1,338,819
Collateral Held for Securities Loaned	1,232,175

Subtotal Other Investments	$2,570,994

Total Investments at Value	$96,293,977

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$786,450	$22,856,618	$22,410,893	1,232,175	$1,232,175	$42,153
Cash Management Trust- Short Term Investment	1,773,740	5,953,819	7,727,559	—	—	1,495
Core Short-Term Reserve Fund	—	11,712,344	10,373,525	133,882	1,338,819	6,380
Total Value and Income Earned	$2,560,190				$2,570,994	$50,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (20.1%)
110,481	Amazon.com, Inc.[a]	$82,846,387
28,340	AutoZone, Inc.[a]	22,382,649
373,109	Comcast Corporation	25,763,176
236,060	Home Depot, Inc.	31,650,925
232,090	Starbucks Corporation	12,885,637
245,240	Walt Disney Company	25,558,913

	Total	201,087,687

Consumer Staples (3.4%)
162,540	CVS Health Corporation	12,826,031
259,950	Walgreens Boots Alliance, Inc.	21,513,462

	Total	34,339,493

Energy (1.8%)
111,090	EQT Corporation	7,265,286
59,560	Pioneer Natural Resources Company	10,724,969

	Total	17,990,255

Financials (4.7%)
1,030,100	Bank of America Corporation	22,765,210
102,940	Goldman Sachs Group, Inc.	24,648,983

	Total	47,414,193

Health Care (16.3%)
245,368	Alexion Pharmaceuticals, Inc.[a]	30,020,775
153,006	Allergan plc[a]	32,132,790
325,580	Celgene Corporation[a]	37,685,885
467,292	Gilead Sciences, Inc.	33,462,780
242,100	Medtronic plc	17,244,783
173,679	Vertex Pharmaceuticals, Inc.[a]	12,794,932

	Total	163,341,945

Industrials (6.3%)
74,330	Acuity Brands, Inc.	17,159,824
161,380	Cummins, Inc.	22,055,805
229,036	Union Pacific Corporation	23,746,452

	Total	62,962,081

Information Technology (42.4%)
63,583	Alphabet, Inc., Class Aa	50,386,348
49,682	Alphabet, Inc., Class Ca	38,345,561
440,760	Apple, Inc.	51,048,823
557,402	Facebook, Inc.[a]	64,129,100
346,710	MasterCard, Inc.	35,797,808
843,610	Microsoft Corporation	52,421,926
93,730	NVIDIA Corporation	10,004,740
48,220	Palo Alto Networks, Inc.[a]	6,029,911
795,900	PayPal Holdings, Inc.[a]	31,414,173
535,189	Salesforce.com, Inc.[a]	36,639,039
629,460	Visa, Inc.	49,110,469

	Total	425,327,898

	Total Common Stock (cost $751,347,279)	952,463,552

Shares or Principal Amount	Short-Term Investments (3.9%)[b]
	Thrivent Core Short-Term Reserve Fund
3,935,461	0.910%	39,354,611

	Total Short-Term Investments (cost $39,354,611)	39,354,611

	Total Investments (cost $790,701,890) 98.9%	$991,818,163

	Other Assets and Liabilities, Net 1.1%	11,232,131

	Total Net Assets 100.0%	$1,003,050,294

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$228,340,192
Gross unrealized depreciation	(29,236,620)

Net unrealized appreciation (depreciation)	$199,103,572
Cost for federal income tax purposes	$792,714,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	201,087,687	201,087,687	—	—
Consumer Staples	34,339,493	34,339,493	—	—
Energy	17,990,255	17,990,255	—	—
Financials	47,414,193	47,414,193	—	—
Health Care	163,341,945	163,341,945	—	—
Industrials	62,962,081	62,962,081	—	—
Information Technology	425,327,898	425,327,898	—	—

Subtotal Investments in Securities	$952,463,552	$952,463,552	$—	$—

Other Investments *	Total
Short-Term Investments	39,354,611

Subtotal Other Investments	$39,354,611

Total Investments at Value	$991,818,163

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,188,582)
Total Equity Contracts		(4,188,582)

Total		($4,188,582)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,039,585)
Total Equity Contracts		(1,039,585)

Total		($1,039,585)

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,928,502	0.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2016

Investment in Affliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$10,560,850	$158,591,975	$169,152,825	—	$—	$5,520
Cash Management Trust-Short Term Investment	74,078,772	120,244,987	194,323,759	—	—	64,923
Core Short-Term Reserve Fund	—	223,723,364	184,368,753	3,935,461	39,354,611	145,084
Total Value and Income Earned	$84,639,622				$39,354,611	$215,527

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (26.0%)
12,360	Amazon.com, Inc.[a]	$9,268,393
1,862	AutoZone, Inc.[a]	1,470,589
13,900	Ctrip.com International, Ltd. ADR[a]	556,000
13,600	Delphi Automotive plc	915,960
6,100	Dollar General Corporation	451,827
16,930	Ferrari NV	984,310
166	Flipkart, Ltd.[a,b]	15,463
21,300	Hilton Worldwide Holdings, Inc.	579,360
6,700	Home Depot, Inc.	898,336
14,100	Las Vegas Sands Corporation	753,081
15,700	Lowe’s Companies, Inc.	1,116,584
13,200	Marriott International, Inc.	1,091,376
40,470	MGM Resorts International[a]	1,166,750
4,131	Netfix,Inc.[a]	511,418
2,900	O’Reilly Automotive, Inc.[a]	807,389
3,610	Priceline Group, Inc.[a]	5,292,477
13,900	Ross Stores, Inc.	911,840
5,735	Signet Jewelers, Ltd.	540,581
18,400	Starbucks Corporation	1,021,568
7,837	Tesla Motors, Inc.[a,c]	1,674,689
13,077	Tractor Supply Company	991,367
7,900	Yum! Brands, Inc.	500,307

	Total	31,519,665

Consumer Staples (3.6%)
1,000	Costco Wholesale Corporation	160,110
23,800	Mondelez International, Inc.	1,055,054
19,200	Philip Morris International, Inc.	1,756,608
17,099	Walgreens Boots Alliance, Inc.	1,415,113

	Total	4,386,885

Financials (6.1%)
23,100	Charles Schwab Corporation	911,757
2,719	First Republic Bank	250,529
24,900	Intercontinental Exchange, Inc.	1,404,858
10,500	J.P. Morgan Chase & Company	906,045
47,600	Morgan Stanley	2,011,100
12,800	State Street Corporation	994,816
22,389	TD Ameritrade Holding Corporation	976,160

	Total	7,455,265

Health Care (15.5%)
9,919	Aetna, Inc.	1,230,055
14,062	Alexion Pharmaceuticals, Inc.[a]	1,720,486
2,467	Allergan plc[a]	518,095
3,700	Anthem, Inc.	531,949
5,465	Biogen, Inc.[a]	1,549,765
15,700	Bristol-Myers Squibb Company	917,508
6,600	Celgene Corporation[a]	763,950
4,342	Centene Corporation[a]	245,366
5,300	CIGNA Corporation	706,967
21,800	Danaher Corporation	1,696,912
5,797	Humana, Inc.	1,182,762
5,462	Illumina, Inc.[a]	699,354
2,980	Intuitive Surgical, Inc.[a]	1,889,827
11,700	Stryker Corporation	1,401,777
11,800	UnitedHealth Group, Inc.	1,888,472
12,166	Vertex Pharmaceuticals, Inc.[a]	896,269
18,500	Zoetis, Inc.	990,305

	Total	18,829,819

Industrials (6.7%)
37,472	American Airlines Group, Inc.	1,749,568
11,300	Boeing Company	1,759,184
5,600	Delta Air Lines, Inc.	275,464
1,512	Equifax, Inc.	178,764
3,700	FedEx Corporation	688,940
12,150	Fortive Corporation	651,604
7,700	Honeywell International, Inc.	892,045
11,481	IHS Markit, Ltd.[a]	406,542
2,200	Illinois Tool Works, Inc.	269,412
5,200	Roper Industries, Inc.	952,016
2,952	Wabtec Corporation	245,075

	Total	8,068,614

Information Technology (36.0%)
16,300	Alibaba Group Holding, Ltd. ADR[a]	1,431,303
5,605	Alphabet, Inc., Class Aa	4,441,682
4,895	Alphabet, Inc., Class Ca	3,778,059
30,500	Apple, Inc.	3,532,510
9,380	ASML Holding NV GDR[c]	1,052,436
43,553	Facebook, Inc.[a]	5,010,773
4,100	Fidelity National Information Services, Inc.	310,124
9,573	Fiserv, Inc.[a]	1,017,418
26,400	MasterCard, Inc.	2,725,800
3,400	Mercadolibre, Inc.	530,876
79,500	Microsoft Corporation	4,940,130
7,400	NVIDIA Corporation	789,876
16,576	NXP Semiconductors NVa	1,624,614
2,200	Palo Alto Networks, Inc.[a]	275,110
60,400	PayPal Holdings, Inc.[a]	2,383,988
29,800	Salesforce.com, Inc.[a]	2,040,108
15,482	ServiceNow, Inc.[a]	1,150,932
63,700	Tencent Holdings, Ltd.[a]	1,544,541
9,772	VeriSign, Inc.[a,c]	743,356
47,500	Visa, Inc.	3,705,950
9,600	Workday, Inc.[a]	634,464

	Total	43,664,050

Materials (0.7%)
3,100	Ashland Global Holdings, Inc.	338,799
2,195	Martin Marietta Materials, Inc.	486,259

	Total	825,058

Real Estate (3.0%)
17,300	American Tower Corporation	1,828,264
10,800	Crown Castle International Corporation	937,116
2,320	Equinix, Inc.	829,191

	Total	3,594,571

Telecommunications Services (0.4%)
9,100	T-Mobile US, Inc.[a]	523,341

	Total	523,341

Utilities (0.7%)
7,200	NextEra Energy, Inc.	860,112

	Total	860,112

	Total Common Stock (cost $80,663,250)	119,727,380

	Preferred Stock (0.5%)
Consumer Discretionary (0.5%)
2,943	Airbnb, Inc., Convertible[a,b]	309,015
7,282	Dropbox, Inc., Class Aa,b	69,907
58	Flipkart, Ltd. Series A Preference Shares[a,b]	5,403
100	Flipkart, Ltd. Series C Preference Shares[a,b]	9,315
187	Flipkart, Ltd. Series E Preference Shares[a,b]	17,419
843	Flipkart, Ltd. Series G Preference Shares[a,b]	78,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (0.5%)	Value
Consumer Discretionary (0.5%) - continued
760	Flipkart, Ltd. Series H Preference Shares[a,b]	$70,794

	Total	560,378

	Total Preferred Stock (cost $507,303)	560,378

	Collateral Held for Securities Loaned (2.9%)
3,546,303	Thrivent Cash Management Trust	3,546,303

	Total Collateral Held for Securities Loaned (cost $3,546,303)	3,546,303

Shares or Principal Amount	Short-Term Investments (0.9%)[d]
	Thrivent Core Short-Term Reserve Fund
116,370	0.910%	1,163,701

	Total Short-Term Investments (cost $1,163,701)	1,163,701

	Total Investments (cost $85,880,557) 103.0%	$124,997,762

	Other Assets and Liabilities, Net (3.0%)	(3,649,330)

	Total Net Assets 100.0%	$121,348,432

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Growth Stock Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$3,478,468

Total lending	$3,478,468
Gross amount payable upon return of collateral for securities loaned	$3,546,303

Net amounts due to counterparty	$67,835

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$39,667,772
Gross unrealized depreciation	(1,090,063)

Net unrealized appreciation (depreciation)	$38,577,709
Cost for federal income tax purposes	$86,420,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	31,519,665	31,504,202	—	15,463
Consumer Staples	4,386,885	4,386,885	—	—
Financials	7,455,265	7,455,265	—	—
Health Care	18,829,819	18,829,819	—	—
Industrials	8,068,614	8,068,614	—	—
Information Technology	43,664,050	42,119,509	1,544,541	—
Materials	825,058	825,058	—	—
Real Estate	3,594,571	3,594,571	—	—
Telecommunications Services	523,341	523,341	—	—
Utilities	860,112	860,112	—	—
Preferred Stock
Consumer Discretionary	560,378	—	—	560,378

Subtotal Investments in Securities	$120,287,758	$118,167,376	$1,544,541	$575,841

Other Investments*	Total
Short-Term Investments	1,163,701
Collateral Held for Securities Loaned	3,546,303
Subtotal Other Investments	$4,710,004

Total Investments at Value	$124,997,762

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios. A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$3,501,278	$34,312,577	$34,267,552	3,546,303	$3,546,303	$70,761
Cash Management Trust-Short Term Investment	2,630,798	6,608,018	9,238,816	—	—	1,365
Core Short-Term Reserve Fund	—	17,107,829	15,944,128	116,370	1,163,701	6,101
Total Value and Income Earned	$6,132,076				$4,710,004	$78,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (9.7%)
590,550	Comcast Corporation	$40,777,478
168,840	Delphi Automotive plc	11,371,374
543,348	Harley-Davidson, Inc.	31,698,922
427,700	Lowe’s Companies, Inc.	30,418,024
240,966	Scripps Networks Interactive, Inc.	17,197,743

	Total	131,463,541

Consumer Staples (3.9%)
409,170	CVS Health Corporation	32,287,605
86,800	Kimberly-Clark Corporation	9,905,616
149,421	Wal-Mart Stores, Inc.	10,327,979

	Total	52,521,200

Energy (11.4%)
273,230	Baker Hughes, Inc.	17,751,753
421,025	Chevron Corporation	49,554,643
387,500	Devon Energy Corporation	17,697,125
188,119	EQT Corporation	12,302,983
1,944,301	Marathon Oil Corporation	33,655,850
75,600	Pioneer Natural Resources Company	13,613,292
1,921,450	Weatherford International plc[a]	9,588,035

	Total	154,163,681

Financials (27.8%)
201,150	American International Group, Inc.	13,137,106
2,178,690	Bank of America Corporation	48,149,049
625,200	Blackstone Group, LP	16,899,156
163,600	Capital One Financial Corporation	14,272,464
112,730	Chubb, Ltd.	14,893,888
998,600	Citigroup, Inc.	59,346,798
335,450	Comerica, Inc.	22,847,500
1,098,430	Fifth Third Bancorp	29,624,657
110,100	Goldman Sachs Group, Inc.	26,363,445
220,450	Intercontinental Exchange, Inc.	12,437,789
554,710	Invesco, Ltd.	16,829,901
621,070	MetLife, Inc.	33,469,462
440,310	Morgan Stanley	18,603,098
827,650	Synchrony Financial	30,018,866
410,200	Zions Bancorporation	17,655,008

	Total	374,548,187

Health Care (11.2%)
72,397	Amgen, Inc.	10,585,165
289,650	Express Scripts Holding Company[a]	19,925,024
263,640	Medtronic plc	18,779,077
795,100	Merck & Company, Inc.	46,807,537
813,750	Pfizer, Inc.	26,430,600
331,800	Roche Holding AG ADR	9,466,254
118,197	UnitedHealth Group, Inc.	18,916,248

	Total	150,909,905

Industrials (10.2%)
90,150	Boeing Company	14,034,552
474,400	CSX Corporation	17,045,192
404,500	Delta Air Lines, Inc.	19,897,355
176,603	Honeywell International, Inc.	20,459,458
187,200	Ingersoll-Rand plc	14,047,488
147,900	Norfolk Southern Corporation	15,983,553
67,350	Rockwell Automation, Inc.	9,051,840
231,850	United Parcel Service, Inc.	26,579,284

	Total	137,098,722

Information Technology (15.0%)
22,400	Alphabet, Inc., Class Ca	17,288,768
215,300	Apple, Inc.	24,936,046
1,818,340	Cisco Systems, Inc.	54,950,235
801,610	Microsoft Corporation	49,812,045
757,500	Oracle Corporation	29,125,875
362,240	Texas Instruments, Inc.	26,432,653

	Total	202,545,622

Materials (3.4%)
277,180	Dow Chemical Company	15,860,240
215,021	Eastman Chemical Company	16,171,729
451,700	Mosaic Company	13,248,361

	Total	45,280,330

Telecommunications Services (1.8%)
459,414	Verizon Communications, Inc.	24,523,519
	Total	24,523,519

Utilities (3.1%)
684,930	PG&E Corporation	41,623,196

	Total	41,623,196

	Total Common Stock (cost $971,989,464)	1,314,677,903

Shares or Principal Amount	Short-Term Investments (3.0%)[b]
	Thrivent Core Short-Term Reserve Fund
4,076,364	0.910%	40,763,640

	Total Short-Term Investments (cost $40,763,640)	40,763,640

	Total Investments (cost $1,012,753,104) 100.5%	$1,355,441,543

	Other Assets and Liabilities, Net (0.5%)	(6,639,110)

	Total Net Assets 100.0%	$1,348,802,433

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$362,702,222
Gross unrealized depreciation	(20,233,276)

Net unrealized appreciation (depreciation)	$342,468,946
Cost for federal income tax purposes	$1,012,972,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	131,463,541	131,463,541	—	—
Consumer Staples	52,521,200	52,521,200	—	—
Energy	154,163,681	154,163,681	—	—
Financials	374,548,187	374,548,187	—	—
Health Care	150,909,905	150,909,905	—	—
Industrials	137,098,722	137,098,722	—	—
Information Technology	202,545,622	202,545,622	—	—
Materials	45,280,330	45,280,330	—	—
Telecommunications Services	24,523,519	24,523,519	—	—
Utilities	41,623,196	41,623,196	—	—

Subtotal Investments in Securities	$1,314,677,903	$1,314,677,903	$—	$—

Other Investments*	Total
Short-Term Investments	40,763,640

Subtotal Other Investments	$40,763,640

Total Investments at Value	$1,355,441,543

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios. A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$13,026,675	$352,821,001	$365,847,676	—	$—	$55,627
Cash Management Trust-Short Term Investment	19,152,858	28,107,108	47,259,966	—	—	20,621
Core Short-Term Reserve Fund	—	80,950,233	40,186,593	4,076,364	40,763,640	154,119
Total Value and Income Earned	$32,179,533				$40,763,640	$230,367

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (85.9%)	Value	% of Net Assets
Consumer Discretionary (13.6%)
32,112	Amazon.com, Inc.[a]	$24,079,825	2.7%
26,120	AutoZone, Inc.[a]	20,629,315	2.3%
275,160	Comcast Corporation	18,999,798	2.1%
181,100	Honda Motor Company, Ltd.	5,287,272	0.5%
335,000	Starbucks Corporation	18,599,200	2.1%
82,820	Walt Disney Company	8,631,500	1.0%
	Other Securities^	26,979,484	2.9%

	Total	123,206,394

Consumer Staples (5.5%)
172,580	CVS Health Corporation	13,618,288	1.5%
162,810	Walgreens Boots Alliance, Inc.	13,474,156	1.5%
	Other Securities^	22,382,312	2.5%

	Total	49,474,756

Energy (6.8%)
154,040	Baker Hughes, Inc.	10,007,979	1.1%
1,530,567	BP plc	9,586,655	1.1%
100,739	Chevron Corporation	11,856,980	1.3%
34,910	Pioneer Natural Resources Company	6,286,244	0.7%
1,223,990	Weatherford International plc[a]	6,107,710	0.7%
	Other Securities^	17,384,249	1.9%

	Total	61,229,817

Financials (15.8%)
580,344	Bank of America Corporation	12,825,602	1.4%
238,260	Blackstone Group, LP	6,440,168	0.7%
52,260	Chubb, Ltd.	6,904,591	0.8%
356,230	Citigroup, Inc.	21,170,749	2.3%
86,290	Goldman Sachs Group, Inc.	20,662,141	2.3%
182,490	Intercontinental Exchange, Inc.	10,296,086	1.1%
242,390	Invesco, Ltd.	7,354,113	0.8%
	Other Securities^	57,577,722	6.4%

	Total	143,231,172

Health Care (9.2%)
34,010	Allergan plc[a]	7,142,440	0.8%
63,330	Celgene Corporation[a]	7,330,447	0.8%
95,029	Gilead Sciences, Inc.	6,805,027	0.7%
256,160	Merck & Company, Inc.	15,080,139	1.7%
105,393	Novartis AG	7,664,548	0.8%
489,790	Pfizer, Inc.	15,908,379	1.8%
	Other Securities^	23,516,134	2.6%

	Total	83,447,114

Industrials (10.9%)
77,050	Boeing Company	11,995,144	1.3%
45,530	Cummins, Inc.	6,222,585	0.7%
229,810	Delta Air Lines, Inc.	11,304,354	1.3%
132,010	Norfolk Southern Corporation	14,266,321	1.6%
70,830	Union Pacific Corporation	7,343,654	0.8%
	Other Securities^	47,398,845	5.2%

	Total	98,530,903

Information Technology (15.1%)
24,634	Alphabet, Inc., Class Aa	19,521,213	2.2%
24,660	Alphabet, Inc., Class Ca	19,033,081	2.1%
283,598	Apple, Inc.	32,846,320	3.6%
207,180	Cisco Systems, Inc.	6,260,980	0.7%
129,395	Facebook, Inc.[a]	14,886,895	1.7%
218,900	Microsoft Corporation	13,602,446	1.5%
111,960	Salesforce.com, Inc.[a]	7,664,782	0.9%
84,420	Visa, Inc.	6,586,448	0.7%
	Other Securities^	16,253,997	1.7%

	Total	136,656,162

Materials (4.4%)
300,412	BHP Billiton, Ltd.	5,381,841	0.6%
149,760	Dow Chemical Company	8,569,267	1.0%
98,200	Eastman Chemical Company	7,385,622	0.8%
	Other Securities^	18,788,264	2.0%

	Total	40,124,994

Real Estate (1.0%)
	Other Securities^	9,595,748	1.0%

	Total	9,595,748

Telecommunications Services (1.0%)
	Other Securities^	8,744,708	1.0%

	Total	8,744,708

Utilities (2.6%)
300,170	PG&E Corporation	18,241,331	2.0%
	Other Securities^	5,180,358	0.6%

	Total	23,421,689

	Total Common Stock (cost $625,365,122)	777,663,457

	Registered Investment Companies (0.1%)
Equity Funds/ETFs (<0.1%)
	Other Securities^	751,067	0.1%

	Total	751,067

	Total Registered Investment Companies (cost $750,423)	751,067

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	272,007	<0.1%

	Total	272,007

	Total Preferred Stock (cost $281,579)	272,007

	Collateral Held for Securities Loaned (0.1%)
1,213,950	Thrivent Cash Management Trust	1,213,950	0.1%

	Total Collateral Held for Securities Loaned (cost $1,213,950)	1,213,950

Shares or Principal Amount	Short-Term Investments (13.9%)[b]
	Federal Home Loan Bank Discount Notes
6,560,000	0.369%, 1/11/2017	6,559,449	0.7%
10,100,000	0.370%, 1/13/2017	10,098,929	1.1%
17,300,000	0.443%, 1/25/2017[c]	17,295,986	1.9%
6,000,000	0.450%, 1/27/2017[c]	5,998,482	0.7%
5,200,000	0.385%, 2/1/2017[c]	5,197,904	0.6%
5,900,000	0.473%, 2/3/2017	5,897,457	0.7%
10,000,000	0.470%, 2/9/2017	9,994,860	1.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (13.9%)[b]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
19,034,000	0.359% - 0.515%, 1/6/2017 - 2/16/2017[c]	$19,029,339	2.1%
4,542,764	Thrivent Core Short-Term Reserve Fund 0.910%	45,427,642	5.0%
	Total Short-Term Investments (cost $125,498,170)	125,500,048

	Total Investments (cost $753,109,244) 100.0%	$905,400,529

	Other Assets and Liabilities, Net <0.1%	24,622

	Total Net Assets 100.0%	$905,425,151

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$1,147,877

Total lending	$1,147,877
Gross amount payable upon return of collateral for securities loaned	$1,213,950

Net amounts due to counterparty	$66,073

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$161,420,245
Gross unrealized depreciation	(13,843,391)

Net unrealized appreciation (depreciation)	$147,576,854
Cost for federal income tax purposes	$757,823,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	123,206,394	91,386,689	31,819,705	—
Consumer Staples	49,474,756	31,336,567	18,138,189	—
Energy	61,229,817	38,348,375	22,880,579	863
Financials	143,231,172	90,540,107	52,691,065	—
Health Care	83,447,114	63,953,833	19,493,281	—
Industrials	98,530,903	58,680,849	39,850,054	—
Information Technology	136,656,162	128,674,184	7,981,978	—
Materials	40,124,994	16,120,123	24,004,871	—
Real Estate	9,595,748	—	9,595,748	—
Telecommunications Services	8,744,708	—	8,744,708	—
Utilities	23,421,689	18,241,331	5,180,358	—
Registered Investment Companies
Equity Funds/ETFs	751,067	751,067	—	—
Preferred Stock
Consumer Staples	272,007	—	272,007	—
Short-Term Investments	80,072,406	—	80,072,406	—

Subtotal Investments in Securities	$858,758,937	$538,033,125	$320,724,949	$863

Other Investments*	Total
Short-Term Investments	45,427,642
Collateral Held for Securities Loaned	1,213,950

Subtotal Other Investments	$46,641,592

Total Investments at Value	$905,400,529

*       Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,227,442	1,227,442	—	—

Total Asset Derivatives	$1,227,442	$1,227,442	$—	$—

Liability Derivatives
Futures Contracts	192,588	192,588	—	—

Total Liability Derivatives	$192,588	$192,588	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $9,297,664 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex Euro STOXX 50 Index	1,273	March 2017	$43,006,890	$43,845,723	$838,833
Eurex Stoxx Europe 600 Index	321	March 2017	5,981,205	6,058,580	77,375
FTSE 100 Index	142	March 2017	12,039,521	12,350,755	311,234
ICE mini MSCI EAFE Index	511	March 2017	43,004,168	42,811,580	(192,588)

Total Futures Contracts					$1,034,854

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Large Cap Stock Portfolio’s investments in fnancial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,227,442
Total Equity Contracts		1,227,442

Total Asset Derivatives		$1,227,442

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	192,588
Total Equity Contracts		192,588

Total Liability Derivatives		$192,588

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	918,544
Total Equity Contracts		918,544

Total		$918,544

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,345,523)
Total Equity Contracts		(2,345,523)

Total		($2,345,523)

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$108,636,592	12.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-
Collateral Investment	$4,545,524	$101,504,164	$104,835,738	1,213,950	$1,213,950	$108,785
Cash Management Trust-
Short Term Investment	129,184,785	111,721,796	240,906,581	–	–	96,694
Core Short-Term Reserve Fund	–	158,627,157	113,199,515	4,542,764	45,427,642	192,880
Total Value and Income Earned	$133,730,309				$46,641,592	$398,359

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value	% of Net Assets
Consumer Discretionary (11.8%)
13,650	Amazon.com, Inc.[a]	$10,235,725	1.5%
82,835	Comcast Corporation	5,719,757	0.8%
42,240	Home Depot, Inc.	5,663,539	0.8%
29,000	McDonald’s Corporation	3,529,880	0.5%
49,967	Walt Disney Company	5,207,561	0.8%
	Other Securities^	51,213,228	7.4%

	Total	81,569,690

Consumer Staples (9.1%)
67,440	Altria Group, Inc.	4,560,293	0.7%
135,380	Coca-Cola Company	5,612,855	0.8%
37,154	CVS Health Corporation	2,931,822	0.4%
50,150	PepsiCo, Inc.	5,247,194	0.8%
54,220	Philip Morris International, Inc.	4,960,588	0.7%
93,238	Procter & Gamble Company	7,839,451	1.1%
52,340	Wal-Mart Stores, Inc.	3,617,741	0.5%
	Other Securities^	28,102,342	4.1%

	Total	62,872,286

Energy (7.4%)
65,956	Chevron Corporation	7,763,021	1.1%
144,900	Exxon Mobil Corporation	13,078,674	1.9%
48,549	Schlumberger, Ltd.	4,075,688	0.6%
	Other Securities^	25,933,764	3.8%

	Total	50,851,147

Financials (14.4%)
355,040	Bank of America Corporation	7,846,384	1.1%
66,049	Berkshire Hathaway, Inc.[a]	10,764,666	1.6%
100,173	Citigroup, Inc.	5,953,281	0.9%
12,940	Goldman Sachs Group, Inc.	3,098,483	0.4%
125,058	J.P. Morgan Chase & Company	10,791,255	1.6%
158,060	Wells Fargo & Company	8,710,687	1.3%
	Other Securities^	52,504,022	7.5%

	Total	99,668,778

Health Care (13.1%)
56,300	AbbVie, Inc.	3,525,506	0.5%
25,970	Amgen, Inc.	3,797,074	0.5%
57,168	Bristol-Myers Squibb Company	3,340,898	0.5%
26,900	Celgene Corporation[a]	3,113,675	0.4%
45,770	Gilead Sciences, Inc.	3,277,590	0.5%
94,490	Johnson & Johnson	10,886,193	1.6%
47,899	Medtronic plc	3,411,846	0.5%
97,123	Merck & Company, Inc.	5,717,631	0.8%
211,320	Pfizer, Inc.	6,863,674	1.0%
33,460	UnitedHealth Group, Inc.	5,354,938	0.8%
	Other Securities^	41,583,415	6.0%

	Total	90,872,440

Industrials (9.9%)
20,960	3M Company	3,742,827	0.5%
19,780	Boeing Company	3,079,350	0.4%
307,567	General Electric Company	9,719,117	1.4%
26,345	Honeywell International, Inc.	3,052,068	0.4%
28,680	Union Pacific Corporation	2,973,542	0.4%
	Other Securities^	45,922,299	6.8%

	Total	68,489,203

Information Technology (20.2%)
10,300	Alphabet, Inc., Class Aa	8,162,235	1.2%
10,309	Alphabet, Inc., Class Ca	7,956,692	1.1%
184,890	Apple, Inc.	21,413,960	3.1%
175,130	Cisco Systems, Inc.	5,292,429	0.8%
81,920	Facebook, Inc.[a]	9,424,896	1.4%
164,020	Intel Corporation	5,949,005	0.9%
30,230	International Business Machines Corporation	5,017,878	0.7%
33,010	MasterCard, Inc.	3,408,283	0.5%
268,310	Microsoft Corporation	16,672,783	2.4%
105,177	Oracle Corporation	4,044,056	0.6%
51,090	QUALCOMM, Inc.	3,331,068	0.5%
65,060	Visa, Inc.	5,075,981	0.7%
	Other Securities^	43,601,724	6.3%

	Total	139,350,990

Materials (2.6%)
	Other Securities^	18,330,654	2.6%

	Total	18,330,654

Real Estate (2.8%)
	Other Securities^	19,258,297	2.8%

	Total	19,258,297

Telecommunications Services (2.6%)
213,566	AT&T, Inc.	9,082,962	1.3%
141,336	Verizon Communications, Inc.	7,544,516	1.1%
	Other Securities^	1,162,310	0.2%

	Total	17,789,788

Utilities (3.1%)
	Other Securities^	21,316,588	3.1%

	Total	21,316,588

	Total Common Stock (cost $434,891,692)	670,369,861

	Collateral Held for Securities Loaned (0.1%)
848,560	Thrivent Cash Management Trust	848,560	0.1%

	Total Collateral Held for Securities Loaned (cost $848,560)	848,560

Shares or Principal Amount	Short-Term Investments (2.9%)[b]
	Thrivent Core Short-Term Reserve Fund
1,854,264	0.910%	18,542,637	2.7%
	Other Securities^	1,199,598	0.2%

	Total Short-Term Investments (cost $19,742,210)	19,742,235

	Total Investments (cost $455,482,462) 100.0%	$690,960,656

	Other Assets and Liabilities, Net <0.1%	336,374

	Total Net Assets 100.0%	$691,297,030

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$824,413

Total lending	$824,413
Gross amount payable upon return of collateral for securities loaned	$848,560

Net amounts due to counterparty	$24,147

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$229,437,748
Gross unrealized depreciation	(9,567,499)

Net unrealized appreciation (depreciation)	$219,870,249
Cost for federal income tax purposes	$471,090,407

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	81,569,690	81,569,690	—	—
Consumer Staples	62,872,286	62,867,069	—	5,217
Energy	50,851,147	50,851,147	—	—
Financials	99,668,778	99,668,778	—	—
Health Care	90,872,440	90,872,440	—	—
Industrials	68,489,203	68,489,203	—	—
Information Technology	139,350,990	139,350,990	—	—
Materials	18,330,654	18,330,654	—	—
Real Estate	19,258,297	19,258,297	—	—
Telecommunications Services	17,789,788	17,789,788	—	—
Utilities	21,316,588	21,316,588	—	—
Short-Term Investments	1,199,598	—	1,199,598	—

Subtotal Investments in Securities	$671,569,459	$670,364,644	$1,199,598	$5,217

Other Investments*	Total
Short-Term Investments	18,542,637
Collateral Held for Securities Loaned	848,560

Subtotal Other Investments	$19,391,197

Total Investments at Value	$690,960,656

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	183,750	183,750	—	—

Total Liability Derivatives	$183,750	$183,750	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Index Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,199,598 were pledged as the initial margin deposit for these contracts.

	Number of		Notional
Futures Contracts	Contracts Long/(Short)	Expiration Date	Principal Amount	Value	Unrealized Gain/(Loss)
CME E-mini S&P 500 Index	174	March 2017	$19,638,690	$19,454,940	($183,750)
Total Futures Contracts					($183,750)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$183,750
Total Equity Contracts		183,750

Total Liability Derivatives		$183,750

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,552,767
Total Equity Contracts		2,552,767

Total		$2,552,767

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(146,364)
Total Equity Contracts		(146,364)

Total		($146,364)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

		Futures
		(Percentage
Derivative Risk Category	Futures (Notional)*	of Average Net Assets)
Equity Contracts	$20,346,146	3.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$1,894,887	$39,154,945	$40,201,272	848,560	$848,560	$28,989
Cash Management Trust- Short Term Investment	16,796,121	24,089,679	40,885,800	—	—	15,487
Core Short-Term Reserve Fund	—	112,874,970	94,332,333	1,854,264	18,542,637	92,595
Total Value and Income Earned	$18,691,008				$19,391,197	$137,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.2%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$2,355,363	0.3%

	Total	2,355,363

Capital Goods (0.3%)
	Other Securities^	2,328,750	0.3%

	Total	2,328,750

Consumer Cyclical (1.5%)
	Scientific Games International, Inc., Term Loan
$4,949,000	6.000%, 10/1/2021[a]	5,007,794	0.7%
	Other Securities^	6,609,843	0.8%

	Total	11,617,637

Energy (0.1%)
	Other Securities^	1,141,434	0.1%

	Total	1,141,434

	Total Bank Loans (cost $16,833,125)	17,443,184

	Long-Term Fixed Income (92.1%)

Asset-Backed Securities (0.1%)
	Other Securities^	1,124,199	0.1%

	Total	1,124,199

Basic Materials (4.4%)
	Other Securities^	34,765,233	4.4%

	Total	34,765,233

Capital Goods (8.1%)
	AECOM
4,240,000	5.750%, 10/15/2022	4,481,680	0.6%
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[b]	4,415,212	0.6%
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,481,475	0.8%
	Bombardier, Inc.
4,195,000	7.500%, 3/15/2025[b]	4,144,744	0.5%
	Building Materials Corporation of America
3,990,000	6.000%, 10/15/2025[b]	4,199,475	0.5%
	Other Securities^	40,026,820	5.1%

	Total	63,749,406

Communications Services (18.3%)
	Altice Financing SA
4,985,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[b]	5,161,400	0.6%
	Altice Finco SA
1,590,000	8.125% - 9.875%, 12/15/2020 - 1/15/2024[b,c]	1,666,650	0.2%
	Altice US Finance I Corporation
2,900,000	5.500%, 5/15/2026[b]	2,958,000	0.4%
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[b]	5,871,250	0.7%
4,330,000	5.250% - 5.250%, 3/15/2021 - 9/30/2022	4,470,725	0.6%
	Columbus International, Inc.
5,060,000	7.375%, 3/30/2021[b]	5,384,548	0.7%
	CSC Holdings, LLC
820,000	5.500%, 4/15/2027[b]	830,250	0.1%
	Frontier Communications Corporation
6,963,000	10.500%, 9/15/2022	7,320,202	0.9%
	Hughes Satellite Systems Corporation
6,810,000	6.625%, 8/1/2026[b]	6,844,050	0.9%
	Neptune Finco Corporation
5,630,000	10.875%, 10/15/2025[b]	6,699,700	0.9%
	SFR Group SA
8,920,000	6.000% - 7.375%, 5/15/2022 - 5/1/2026[b]	9,083,462	1.1%
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,168,475	0.7%
2,870,000	7.000%, 3/1/2020[b]	3,113,950	0.4%
	Sprint Corporation
12,615,000	7.625%, 2/15/2025[c]	13,261,519	1.7%
	T-Mobile USA, Inc.
7,240,000	6.000% - 6.542%, 4/28/2020 - 4/15/2024	7,539,138	1.0%
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[b]	5,310,375	0.7%
	WMG Acquisition Corporation
4,039,000	6.750%, 4/15/2022[b]	4,251,047	0.5%
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	4,101,625	0.5%
	Other Securities^	45,594,237	5.7%

	Total	144,630,603

Consumer Cyclical (14.9%)
	Argos Merger Sub, Inc.
4,730,000	7.125%, 3/15/2023[b,c]	4,824,600	0.6%
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[b]	3,979,800	0.5%
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,530,938	0.6%
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[b,c]	4,101,625	0.5%
	Live Nation Entertainment, Inc.
3,918,000	5.375%, 6/15/2022[b]	4,055,130	0.5%
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	3,984,975	0.5%
	ServiceMaster Company, LLC
4,210,000	5.125%, 11/15/2024[b]	4,273,150	0.5%
	Other Securities^	88,566,646	11.2%

	Total	118,316,864

Consumer Non-Cyclical (11.0%)
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[b]	4,250,600	0.5%
	Grifols Worldwide Operations, Ltd.
4,395,000	5.250%, 4/1/2022	4,548,825	0.6%
	HCA, Inc.
4,810,000	5.875%, 3/15/2022	5,182,775	0.6%
11,745,000	4.750% - 6.500%, 2/15/2020 - 2/15/2026	12,152,024	1.6%
	JBS USA, LLC
4,705,000	5.750%, 6/15/2025[b]	4,763,813	0.6%
3,250,000	5.875%, 7/15/2024[b]	3,355,625	0.4%
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[b]	4,410,394	0.6%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (92.1%)	Value	% of Net Assets
Consumer Non-Cyclical (11.0%) - continued
	Revlon Consumer Products Corporation
$4,760,000	5.750%, 2/15/2021	$4,783,800	0.6%
	TreeHouse Foods, Inc.
4,155,000	4.875%, 3/15/2022	4,258,875	0.5%
	Other Securities^	39,688,812	5.0%

	Total	87,395,543

Energy (12.9%)
	Cheniere Corpus Christi Holdings, LLC
4,950,000	5.875% - 7.000%, 6/30/2024 - 3/31/2025[b]	5,187,352	0.7%
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	4,904,478	0.6%
3,425,000	4.375%, 1/15/2025	3,418,184	0.4%
	MPLX, LP
4,740,000	4.875%, 12/1/2024	4,875,081	0.6%
	Range Resources Corporation
4,180,000	5.000%, 3/15/2023[b]	4,138,200	0.5%
	Rice Energy, Inc.
4,605,000	6.250%, 5/1/2022	4,731,638	0.6%
	Rowan Companies, Inc.
5,240,000	4.875%, 6/1/2022	4,951,800	0.6%
	6Sabine Pass Liquefaction,LLC
7,350,000	5.625% - 5.875%, 2/1/2021 - 6/30/2026[b]	7,884,150	1.1%
	Tesoro Logistics, LP
4,530,000	5.500% - 6.250%, 10/15/2019 - 10/15/2022	4,795,800	0.6%
	Other Securities^	57,241,810	7.2%

	Total	102,128,493

Financials (7.7%)
	Ally Financial, Inc.
4,670,000	4.125%, 3/30/2020	4,763,400	0.6%
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,678,650	0.6%
	Quicken Loans, Inc.
4,255,000	5.750%, 5/1/2025[b]	4,137,987	0.5%
	VEREIT Operating Partnership, LP
3,955,000	4.875%, 6/1/2026	4,005,822	0.5%
	Other Securities^	43,456,160	5.5%

	Total	61,042,019

Foreign Government (0.3%)
	Other Securities^	2,205,000	0.3%

	Total	2,205,000

Technology (6.6%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[b]	6,639,200	0.8%
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[b]	5,061,500	0.6%
	Micron Technology, Inc.
4,730,000	5.250%, 8/1/2023[b]	4,747,737	0.6%
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[b]	4,979,575	0.6%
	Other Securities^	$30,718,793	4.0%

	Total	52,146,805

Transportation (3.7%)
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[b,c]	4,945,500	0.6%
	Other Securities^	24,141,455	3.1%

	Total	29,086,955

Utilities (4.1%)
	Dynegy, Inc.
4,720,000	7.625%, 11/1/2024[c]	4,354,200	0.5%
	Energy Transfer Equity,LP
4,245,000	5.500%, 6/1/2027	4,138,875	0.5%
	Regency Energy Partners, LP
4,650,000	5.500%, 4/15/2023	4,801,125	0.6%
	Tesoro Corporation
4,745,000	4.750%, 12/15/2023[b]	4,768,725	0.6%
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,042,500	0.3%
	Other Securities^	12,205,527	1.6%

	Total	32,310,952

	Total Long-Term Fixed Income (cost $731,484,964)	728,902,072

Shares	Preferred Stock (1.2%)
Consumer Staples (0.2%)
	Other Securities^	1,149,209	0.2%

	Total	1,149,209

Financials (1.0%)
	Other Securities^	8,029,107	1.0%

	Total	8,029,107

	Total Preferred Stock (cost $9,184,908)	9,178,316

	Registered Investment Companies (0.8%)
Equity Funds/ETFs (0.8%)
54,500	Energy Select Sector SPDR Fund	4,104,940	0.5%
	Other Securities^	2,412,715	0.3%
	Total	6,517,655

	Total Registered Investment Companies (cost $5,352,250)	6,517,655

	Common Stock (0.1%)
Consumer Discretionary (<0.1%)
	Other Securities^	12	<0.1%

	Total	12

Energy (0.1%)
	Other Securities^	738,411	0.1%

	Total	738,411

Financials (<0.1%)
	Other Securities^	0	<0.1%

	Total	0

	Total Common Stock (cost $7,237,186)	738,423

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Collateral Held for Securities Loaned (9.5%)	Value	% of Net Assets
74,873,939	Thrivent Cash Management Trust	$74,873,939	9.5%

	Total Collateral Held for Securities Loaned (cost $74,873,939)	74,873,939

Shares or Principal Amount	Short-Term Investments (2.1%)[d]
	Federal Home Loan Bank Discount Notes
4,000,000	0.405%, 1/13/2017	3,999,576	0.5%
	Thrivent Core Short-Term Reserve Fund
1,167,991	0.910%	11,679,914	1.4%
	Other Securities^	1,399,675	0.2%

	Total Short-Term Investments (cost $17,079,033)	17,079,165

	Total Investments (cost $862,045,405) 108.0%	$854,732,754

	Other Assets and Liabilities, Net (8.0%)	(63,636,979)

	Total Net Assets 100.0%	$791,095,775

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $352,863,449 or 44.6% of total net assets.
c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

High Yield Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $15,043,783 or 1.9% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$69,702,713
Common Stock	2,410,644

Total lending	$72,113,357
Gross amount payable upon return of collateral for securities loaned	$74,873,939

Net amounts due to counterparty	$2,760,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$26,208,899
Gross unrealized depreciation	(33,554,658)

Net unrealized appreciation (depreciation)	$(7,345,759)
Cost for federal income tax purposes	$862,078,513

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,355,363	—	2,355,363	—
Capital Goods	2,328,750	—	—	2,328,750
Consumer Cyclical	11,617,637	—	8,327,012	3,290,625
Energy	1,141,434	—	1,141,434	—
Long-Term Fixed Income
Asset-Backed Securities	1,124,199	—	1,124,199	—
Basic Materials	34,765,233	—	34,765,233	—
Capital Goods	63,749,406	—	63,749,406	—
Communications Services	144,630,603	—	144,630,603	—
Consumer Cyclical	118,316,864	—	118,316,864	—
Consumer Non-Cyclical	87,395,543	—	87,395,543	—
Energy	102,128,493	—	102,128,493	—
Financials	61,042,019	—	61,042,019	—
Foreign Government	2,205,000	—	2,205,000	—
Technology	52,146,805	—	52,146,805	—
Transportation	29,086,955	—	29,086,955	—
Utilities	32,310,952	—	32,310,952	—
Preferred Stock
Consumer Staples	1,149,209	1,149,209	—	—
Financials	8,029,107	8,029,107	—	—
Registered Investment Companies
Equity Funds/ETFs	6,517,655	6,517,655	—	—
Common Stock
Consumer Discretionary	12	—	—	12
Energy	738,411	738,411	—	—
Financials^	—	—	—	0
Short-Term Investments	5,399,251	—	5,399,251	—

Subtotal Investments in Securities	$768,178,901	$16,434,382	$746,125,132	$5,619,387

Other Investments*	Total
Short-Term Investments	11,679,914
Collateral Held for Securities Loaned	74,873,939

Subtotal Other Investments	$86,553,853

Total Investments at Value	$854,732,754

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	225,055
Total Credit Contracts		225,055

Total		$225,055

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Credit Contracts	$96,307	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$42,864,685	$265,111,640	$233,102,386	74,873,939	$74,873,939	$395,547
Cash Management Trust-Short Term Investment	46,291,200	50,786,544	97,077,744	—	—	42,714
Core Short-Term Reserve Fund	—	153,482,539	141,802,625	1,167,991	11,679,914	113,585
Total Value and Income Earned	$89,155,885				$86,553,853	$551,846

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.9%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$3,173,210	0.2%

	Total	3,173,210

Capital Goods (0.2%)
	Other Securities^	3,364,837	0.2%

	Total	3,364,837

Communications Services (0.9%)
	Other Securities^	13,313,930	0.9%

	Total	13,313,930

Consumer Cyclical (0.4%)
	Other Securities^	5,522,576	0.4%

	Total	5,522,576

Consumer Non-Cyclical (0.4%)
	Other Securities^	6,478,073	0.4%

	Total	6,478,073

Energy (0.1%)
	Other Securities^	908,793	0.1%

	Total	908,793

Financials (0.2%)
	Other Securities^	2,240,221	0.2%

	Total	2,240,221

Technology (0.4%)
	Other Securities^	5,160,230	0.4%

	Total	5,160,230

Transportation (0.1%)
	Other Securities^	1,132,866	0.1%

	Total	1,132,866

	Total Bank Loans (cost $40,837,467)	41,294,736

	Long-Term Fixed Income (91.2%)
Asset-Backed Securities (1.7%)
	Other Securities^	24,652,016	1.7%

	Total	24,652,016

Basic Materials (2.6%)
	Other Securities^	36,988,927	2.6%

	Total	36,988,927

Capital Goods (2.2%)
	Other Securities^	31,493,899	2.2%

	Total	31,493,899

Collateralized Mortgage Obligations (0.6%)
	Other Securities^	8,700,821	0.6%

	Total	8,700,821

Commercial Mortgage-Backed Securities (<0.1%)
	Other Securities^	777,532	<0.1%

	Total	777,532

Communications Services (9.4%)
	AT&T, Inc.
$20,230,000	1.928% - 4.750%, 6/30/2020 - 5/15/2046[a]	$19,914,813	1.4%
	Charter Communications Operating, LLC
4,370,000	4.464%, 7/23/2022	4,562,123	0.3%
	Crown Castle International Corporation
4,160,000	5.250%, 1/15/2023	4,477,200	0.3%
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,512,223	0.3%
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,925,609	0.3%
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,548,288	0.3%
	Verizon Communications, Inc.
3,830,000	3.450%, 3/15/2021	3,950,810	0.3%
5,300,000	3.500%, 11/1/2024	5,276,452	0.4%
5,457,000	4.522%, 9/15/2048	5,222,120	0.4%
13,601,000	2.625% - 4.862%,
	2/21/2020 - 8/21/2046	13,292,074	1.0%
	Other Securities^	64,346,094	4.4%

	Total	134,027,806

Consumer Cyclical (4.7%)
	General Motors Company
3,150,000	5.000%, 4/1/2035	3,067,149	0.2%
	General Motors Financial Company, Inc.
11,980,000	3.450% - 4.200%,
	3/1/2021 - 1/15/2025	11,884,424	0.9%
	Other Securities^	51,869,142	3.6%

	Total	66,820,715

Consumer Non-Cyclical (10.8%)
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,237,187	0.3%
	Anheuser-Busch InBev Finance, Inc.
4,470,000	3.650%, 2/1/2026	4,530,922	0.3%
8,980,000	3.300% - 4.900%,
	2/1/2023 - 2/1/2046	9,424,229	0.6%
	Anheuser-Busch InBev Worldwide, Inc.
4,320,000	3.750%, 1/15/2022	4,504,702	0.3%
	Boston Scientific Corporation
4,360,000	3.375%, 5/15/2022	4,427,004	0.3%
	Express Scripts Holding Company
3,810,000	4.500%, 2/25/2026	3,917,065	0.3%
	Kraft Foods Group, Inc.
4,390,000	3.500%, 6/6/2022	4,461,877	0.3%
	Other Securities^	119,201,166	8.4%

	Total	154,704,152

Energy (9.3%)
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,095,749	0.3%
	MPLX, LP
4,470,000	4.875%, 6/1/2025	4,590,194	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value	% of Net Assets
Energy (9.3%) - continued
	Other Securities^	$123,377,677	8.7%

	Total	132,063,620

Financials (27.2%)
	Bank of America Corporation
$3,830,000	4.125%, 1/22/2024	3,975,896	0.3%
27,130,000	2.066% - 7.625%, 3/22/2018 - 4/21/2045[a,b]	28,273,188	2.1%
	Berkshire Hathaway, Inc.
2,860,000	2.750%, 3/15/2023	2,846,321	0.2%
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,465,008	0.3%
13,465,000	2.021% - 5.500%, 12/8/2021 - 9/29/2027[a]	13,879,861	1.0%
	CoreStates Capital III
2,440,000	1.476%, 2/15/2027[a,c]	2,189,900	0.2%
	Credit Suisse Group Funding, Ltd.
4,400,000	3.750%, 3/26/2025	4,327,585	0.3%
	Goldman Sachs Group, Inc.
4,450,000	3.850%, 7/8/2024	4,537,296	0.3%
3,760,000	5.150%, 5/22/2045	3,946,804	0.3%
18,535,000	2.350% - 5.375%, 3/15/2020 - 11/16/2026[b]	18,980,436	1.4%
	J.P. Morgan Chase & Company
17,460,000	2.112% - 7.900%, 4/30/2018 - 10/15/2040[a,b,d]	18,303,264	1.3%
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,321,652	0.3%
	Morgan Stanley
24,685,000	2.282% - 5.500%, 1/26/2020 - 1/27/2045[a]	25,362,149	1.8%
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,906,340	0.3%
	Wells Fargo & Company
10,820,000	3.000% - 5.875%, 6/15/2025 - 10/23/2026[b]	10,722,494	0.7%
	Other Securities^	238,701,247	16.4%

	Total	388,739,441

Foreign Government (0.7%)
	Other Securities^	10,115,034	0.7%

	Total	10,115,034

Mortgage-Backed Securities (5.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,172,500	3.000%, 1/1/2032[e]	4,279,733	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,802,500	4.000%, 1/1/2047[e]	7,141,265	0.5%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,500,000	2.500%, 1/1/2032[e]	9,510,450	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
17,200,000	3.000%, 1/1/2047[e]	17,074,440	1.2%
25,150,000	3.500%, 1/1/2047[e]	25,761,145	1.8%
11,777,500	4.000%, 1/1/2047[e]	12,375,797	0.9%
2,025,000	4.500%, 1/1/2047[e]	2,177,280	0.1%

	Total	78,320,110

Technology (2.9%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,445,986	0.3%
	Other Securities^	36,937,063	2.6%

	Total	41,383,049

Transportation (2.1%)
	British Airways plc
3,983,708	4.625%, 6/20/2024[c]	4,237,670	0.3%
	Burlington Northern Santa Fe, LLC
2,500,000	4.700%, 9/1/2045	2,730,820	0.2%
	Other Securities^	22,343,730	1.6%

	Total	29,312,220

U.S. Government and Agencies (5.0%)
	U.S. Treasury Bonds
4,500,000	4.375%, 5/15/2041	5,557,523	0.4%
5,307,000	3.125%, 2/15/2042	5,374,245	0.4%
7,550,000	2.500%, 2/15/2045	6,709,255	0.5%
7,940,000	3.000%, 11/15/2045	7,813,111	0.5%
3,500,000	1.500%, 8/15/2026	3,213,840	0.2%
	U.S. Treasury Bonds, TIPS
3,600,931	0.750% - 1.000%, 2/15/2045 - 2/15/2046	3,511,035	0.2%
	U.S. Treasury Notes
7,000,000	1.375%, 10/31/2020	6,908,797	0.5%
5,730,000	1.125%, 2/28/2021	5,570,523	0.4%
7,000,000	1.875%, 10/31/2022	6,899,284	0.5%
7,130,000	2.125%, 12/31/2022	7,118,014	0.5%
4,840,000	1.625%, 5/31/2023	4,670,116	0.3%
6,050,000	1.875% - 2.875%, 3/31/2018 - 8/31/2022	6,033,746	0.4%
	U.S. Treasury Notes, TIPS
2,581,453	0.125%, 7/15/2026	2,495,971	0.2%

	Total	71,875,460

U.S. Municipals (0.2%)
	Other Securities^	2,880,531	0.2%

	Total	2,880,531

Utilities (6.3%)
	FirstEnergy Transmission, LLC
3,830,000	4.350%, 1/15/2025[c]	3,957,987	0.3%
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,206,299	0.4%
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,648,417	0.3%
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,673,110	0.3%
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,959,770	0.3%
	Other Securities^	68,324,076	4.7%

	Total	89,769,659

	Total Long-Term Fixed Income (cost $1,294,800,201)	1,302,624,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.2%)
	Other Securities^	$2,030,030	0.2%

	Total	2,030,030

Financials (1.2%)
102,122	Citigroup, Inc., 7.257%[a]	2,636,790	0.2%
31,925	Countrywide Capital V, 7.000%	812,810	<0.1%
95,940	Goldman Sachs Group, Inc., 5.500%[b]	2,434,957	0.2%
88,200	Morgan Stanley, 7.125%[b]	2,481,066	0.2%
101,500	Wells Fargo & Company, 5.850%[b]	2,561,860	0.2%
	Other Securities^	6,601,868	0.4%

	Total	17,529,351

	Total Preferred Stock (cost $19,317,283)	19,559,381

	Common Stock (<0.1%)
Energy (<0.1%)
	Other Securities^	512,537	<0.1%

	Total	512,537

	Total Common Stock (cost $435,960)	512,537

	Collateral Held for Securities Loaned (0.6%)
7,919,140	Thrivent Cash Management Trust	7,919,140	0.6%

	Total Collateral Held for Securities Loaned (cost $7,919,140)	7,919,140

Shares or Principal Amount	Short-Term Investments (9.2%)[f]
	Federal Home Loan Bank Discount Notes
10,650,000	0.383%, 1/6/2017	10,649,659	0.7%
6,600,000	0.365%, 1/13/2017	6,599,300	0.5%
6,700,000	0.310%, 1/17/2017	6,699,008	0.5%
6,100,000	0.433%, 1/27/2017	6,098,457	0.4%
8,400,000	0.430%, 2/1/2017[g]	8,396,615	0.6%
4,000,000	0.530%, 2/22/2017	3,997,224	0.3%
	Federal Home Loan Bank Discount Notes
11,950,000	0.310% - 0.515%, 1/3/2017 - 2/16/2017[g]	11,945,493	0.8%
	U.S. Treasury Bills
900,000	0.495%, 2/9/2017[h]	899,586	0.1%
	Thrivent Core Short-Term Reserve Fund
7,527,561	0.910%	75,275,609	5.3%

	Total Short-Term Investments (cost $130,559,967)	130,560,951

	Total Investments (cost $1,493,870,018) 105.3%	$1,502,471,737

	Other Assets and Liabilities, Net (5.3%)	(75,062,474)

	Total Net Assets 100.0%	$1,427,409,263

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
b	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $189,611,378 or 13.3% of total net assets.
d	All or a portion of the security is on loan.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At December 31, 2016, $649,701 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.

Income Portfolio held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $11,426,307 or 0.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$7,275,055
Common Stock	374,640

Total lending	$7,649,695
Gross amount payable upon return of collateral for securities loaned	$7,919,140

Net amounts due to counterparty	$269,445

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,047,140
Gross unrealized depreciation	(21,322,857)

Net unrealized appreciation (depreciation)	$8,724,283

Cost for federal income tax purposes	$1,493,747,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,173,210	—	3,173,210	—
Capital Goods	3,364,837	—	2,630,775	734,062
Communications Services	13,313,930	—	12,988,930	325,000
Consumer Cyclical	5,522,576	—	5,522,576	—
Consumer Non-Cyclical	6,478,073	—	6,478,073	—
Energy	908,793	—	482,155	426,638
Financials	2,240,221	—	2,240,221	—
Technology	5,160,230	—	4,872,024	288,206
Transportation	1,132,866	—	1,132,866	—
Long-Term Fixed Income
Asset-Backed Securities	24,652,016	—	21,452,016	3,200,000
Basic Materials	36,988,927	—	36,988,927	—
Capital Goods	31,493,899	—	31,493,899	—
Collateralized Mortgage Obligations	8,700,821	—	8,700,821	—
Commercial Mortgage-Backed Securities	777,532	—	777,532	—
Communications Services	134,027,806	—	134,027,806	—
Consumer Cyclical	66,820,715	—	66,820,715	—
Consumer Non-Cyclical	154,704,152	—	154,704,152	—
Energy	132,063,620	—	132,063,620	—
Financials	388,739,441	—	388,739,441	—
Foreign Government	10,115,034	—	10,115,034	—
Mortgage-Backed Securities	78,320,110	—	78,320,110	—
Technology	41,383,049	—	41,383,049	—
Transportation	29,312,220	—	29,312,220	—
U.S. Government and Agencies	71,875,460	—	71,875,460	—
U.S. Municipals	2,880,531	—	2,880,531	—
Utilities	89,769,659	—	89,769,659	—
Preferred Stock
Consumer Staples	2,030,030	2,030,030	—	—
Financials	17,529,351	15,247,709	2,281,642	—
Common Stock
Energy	512,537	512,537	—	—
Short-Term Investments	55,285,342	—	55,285,342	—

Subtotal Investments in Securities	$1,419,276,988	$17,790,276	$1,396,512,806	$4,973,906

Other Investments *	Total
Short-Term Investments	75,275,609
Collateral Held for Securities Loaned	7,919,140

Subtotal Other Investments	$83,194,749

Total Investments at Value	$1,502,471,737

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	719,625	719,625	—	—

Total Asset Derivatives	$719,625	$719,625	$—	$—

Liability Derivatives
Futures Contracts	448,346	448,346	—	—

Total Liability Derivatives	$448,346	$448,346	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents Income Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,099,444 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(902)	March 2017	($112,761,212)	($112,101,688)	$659,524
CBOT 5-Yr. U.S. Treasury Note	(437)	March 2017	(51,479,295)	(51,419,194)	60,101
CBOT U.S. Long Bond	506	March 2017	76,680,409	76,232,063	(448,346)
Total Futures Contracts					$271,279

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$719,625
Total Interest Rate Contracts		719,625
Total Asset Derivatives		$719,625
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	448,346
Total Interest Rate Contracts		448,346

Total Liability Derivatives		$448,346

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	542,421
Total Interest Rate Contracts		542,421
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(431,845)
Total Credit Contracts		(431,845)

Total		$110,576

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(431,859)
Total Interest Rate Contracts		(431,859)

Total		($431,859)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$256,134,315	18.2%	N/A	N/A
Credit Contracts	N/A	N/A	$26,777	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust- Collateral Investment	$28,613,386	$190,354,594	$211,048,840	7,919,140	$7,919,140	$174,954
Cash Management Trust- Short Term Investment	94,638,205	91,569,484	186,207,689	—	—	70,771
Core Short-Term Reserve Fund	—	252,428,169	177,152,560	7,527,561	75,275,609	323,397
Total Value and Income Earned	$123,251,591				$83,194,749	$569,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (100.3%)	Value
Asset-Backed Securities (1.2%)
	Conseco Financial Corporation
$2,281	6.330%, 11/1/2029, Series 1998-1, Class A6	$2,300
	Credit Based Asset Servicing and Securitization, LLC
324,144	3.503%, 12/25/2036, Series 2006-CB2, Class AF2[a]	238,718
	First Horizon ABS Trust
173,791	0.916%, 10/25/2034, Series 2006-HE1, Class Ab,c	169,499
	GMAC Mortgage Corporation Loan Trust
298,622	1.084%, 8/25/2035, Series 2005-HE1, Class A2[b,c]	282,477
561,579	0.772%, 12/25/2036, Series 2006-HE4, Class A1[b,c]	521,055
	IndyMac Seconds Asset-Backed Trust
299,522	1.096%, 10/25/2036, Series 2006-2B, Class Ab,c	189,141
	Preferred Term Securities XXIII, Ltd.
479,872	1.163%, 12/22/2036*,c	386,187
	Wachovia Asset Securitization, Inc.
594,646	0.896%, 7/25/2037, Series 2007-HE1, Class A*,b,c	507,541

	Total	2,296,918

Basic Materials (0.5%)
	Albemarle Corporation
150,000	3.000%, 12/1/2019	153,331
	Dow Chemical Company
27,000	7.375%, 11/1/2029	35,420
	Georgia-Pacific, LLC
360,000	2.539%, 11/15/2019[d]	362,982
250,000	3.734%, 7/15/2023[d]	257,321
	Glencore Funding, LLC
175,000	1.940%, 4/16/2018[c,d]	173,023

	Total	982,077

Capital Goods (0.6%)
	L3 Technologies, Inc.
250,000	3.850%, 12/15/2026	248,132
	Lockheed Martin Corporation
290,000	2.500%, 11/23/2020	292,224
	Roper Technologies, Inc.
116,000	1.850%, 11/15/2017	116,352
123,000	6.250%, 9/1/2019	135,233
100,000	2.800%, 12/15/2021	99,851
	Textron, Inc.
250,000	3.875%, 3/1/2025	251,064

	Total	1,142,856

Commercial Mortgage-Backed Securities (0.8%)
	UBS Commercial Mortgage Trust
741,066	3.400%, 5/10/2045	771,262
	WFRBS Commercial Mortgage Trust
826,000	2.870%, 11/15/2045	837,862

	Total	1,609,124

Communications Services (1.5%)
	American Tower Corporation
100,000	2.800%, 6/1/2020	99,995
	American Tower Trust I
225,000	1.551%, 3/15/2018*	224,796
	AT&T, Inc.
250,000	1.750%, 1/15/2018	250,135
400,000	2.800%, 2/17/2021	396,495
	British Sky Broadcasting Group plc
200,000	3.125%, 11/26/2022[d]	198,149
	Charter Communications Operating, LLC
211,000	3.579%, 7/23/2020	215,120
211,000	4.464%, 7/23/2022	220,276
	Crown Castle International Corporation
250,000	2.250%, 9/1/2021	241,636
	NBC Universal Enterprise, Inc.
250,000	1.662%, 4/15/2018[d]	250,256
	Time Warner, Inc.
250,000	3.800%, 2/15/2027	247,805
	Verizon Communications, Inc.
250,000	3.000%, 11/1/2021	251,663
250,000	4.125%, 8/15/2046	225,798

	Total	2,822,124

Consumer Cyclical (2.4%)
	BMW US Capital, LLC
200,000	1.500%, 4/11/2019[d]	198,024
	Board of Trustees of The Leland Stanford Junior University
550,000	3.563%, 6/1/2044	540,915
	California Institute of Technology
325,000	4.700%, 11/1/2111	306,482
	CVS Health Corporation
150,000	2.250%, 8/12/2019	150,758
	Daimler Finance North America, LLC
250,000	1.591%, 8/3/2017[c,d]	250,654
27,000	8.500%, 1/18/2031	40,597
	Dartmouth College
250,000	3.760%, 6/1/2043	233,263
	Home Depot, Inc.
300,000	4.400%, 4/1/2021	325,019
	Macy’s Retail Holdings, Inc.
200,000	4.375%, 9/1/2023	205,436
	Massachusetts Institute of Technology
500,000	4.678%, 7/1/2114	501,994
	Newell Rubbermaid, Inc.
100,000	3.150%, 4/1/2021	101,685
	NIKE, Inc.
250,000	2.375%, 11/1/2026	235,501
	President and Fellows of Harvard College
500,000	3.619%, 10/1/2037	495,419
	Starbucks Corporation
200,000	3.850%, 10/1/2023	213,170
	Walgreens Boots Alliance, Inc.
150,000	1.750%, 5/30/2018	150,127
150,000	2.600%, 6/1/2021	148,926
	Wal-Mart Stores, Inc.
327,000	7.550%, 2/15/2030	471,405
	Yale University
200,000	2.086%, 4/15/2019	201,687

	Total	4,771,062

Consumer Non-Cyclical (3.7%)
	Abbott Laboratories
250,000	3.400%, 11/30/2023	248,768
250,000	4.750%, 11/30/2036	253,756
	Actavis Funding SCS
350,000	2.208%, 3/12/2020[c]	356,701
	Altria Group, Inc.
240,000	4.000%, 1/31/2024	253,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (100.3%)	Value
Consumer Non-Cyclical (3.7%) - continued
	Anheuser-Busch InBev Finance, Inc.
$250,000	3.650%, 2/1/2026	$253,407
250,000	4.700%, 2/1/2036	262,881
	BAT International Finance plc
350,000	1.473%, 6/15/2018[c,d]	350,067
	Bayer U.S. Finance, LLC
250,000	2.375%, 10/8/2019[d]	250,324
	Boston Scientific Corporation
300,000	6.000%, 1/15/2020	329,453
	Bunge Limited Finance Corporation
225,000	3.500%, 11/24/2020	228,834
	Cargill, Inc.
325,000	4.100%, 11/1/2042[d]	310,764
	Celgene Corporation
195,000	3.550%, 8/15/2022	199,773
	Church & Dwight Company, Inc.
210,000	2.450%, 12/15/2019	210,939
	Dr Pepper Snapple Group, Inc.
250,000	2.700%, 11/15/2022	246,371
	EMD Finance, LLC
300,000	1.343%, 3/17/2017[c,d]	300,069
	Fomento Economico Mexicano SAB de CV
200,000	2.875%, 5/10/2023[e]	190,481
	Gilead Sciences, Inc.
200,000	2.550%, 9/1/2020	202,154
200,000	3.250%, 9/1/2022	203,927
	Imperial Tobacco Finance plc
250,000	3.750%, 7/21/2022[d]	256,377
	Laboratory Corporation of America Holdings
255,000	2.625%, 2/1/2020	254,617
	McKesson Corporation
275,000	2.700%, 12/15/2022	268,667
	Mead Johnson Nutrition Company
200,000	3.000%, 11/15/2020	202,348
	Mylan NV
195,000	3.150%, 6/15/2021[d]	191,202
	Reynolds American, Inc.
81,000	3.250%, 6/12/2020	82,950
	Sanofi
250,000	1.250%, 4/10/2018	249,485
	Shire Acquisitions Investments Ireland Designated Activity Company
250,000	1.900%, 9/23/2019	246,715
	Teva Pharmaceutical Finance Netherlands III BV
250,000	2.800%, 7/21/2023	236,380
	Unilever Capital Corporation
300,000	2.200%, 3/6/2019	302,921
350,000	2.100%, 7/30/2020	348,572

	Total	7,292,206

Energy (1.8%)
	Anadarko Petroleum Corporation
100,000	4.850%, 3/15/2021	107,138
	BP Capital Markets plc
250,000	1.676%, 5/3/2019	248,169
	Cameron International Corporation
150,000	1.400%, 6/15/2017	149,939
	El Paso Pipeline Partners Operating Company, LLC
325,000	4.700%, 11/1/2042	302,258
	Enbridge, Inc.
250,000	5.500%, 12/1/2046	268,201
	Encana Corporation
215,000	3.900%, 11/15/2021	216,544
	EOG Resources, Inc.
200,000	2.625%, 3/15/2023	193,683
	Exxon Mobil Corporation
250,000	1.708%, 3/1/2019	250,482
250,000	1.316%, 3/6/2022[c]	248,233
	Marathon Petroleum Corporation
250,000	3.400%, 12/15/2020	255,484
	Petro-Canada
150,000	6.800%, 5/15/2038	194,215
	Petroleos Mexicanos
255,000	2.378%, 4/15/2025	254,891
	Schlumberger Holdings Corporation
250,000	3.000%, 12/21/2020[d]	255,089
	Sunoco Logistics Partners Operations, LP
300,000	4.400%, 4/1/2021	315,673
	Transcontinental Gas Pipe Line Company, LLC
125,000	7.850%, 2/1/2026[d]	157,429

	Total	3,417,428

Financials (9.0%)
	ABN AMRO Bank NV
300,000	2.450%, 6/4/2020[d]	298,337
	ACE INA Holdings, Inc.
350,000	2.875%, 11/3/2022	352,471
	Aetna, Inc.
250,000	1.900%, 6/7/2019	249,362
	Aetna, Inc.
250,000	2.400%, 3/16/2020	250,740
	Allstate Corporation
500,000	4.200%, 12/15/2046	509,196
	American International Group, Inc.
200,000	3.300%, 3/1/2021	204,690
	AXA SA
27,000	8.600%, 12/15/2030	37,125
	Bank Nederlandse Gemeenten NV
500,000	1.750%, 3/24/2020[d,e]	496,854
	Bank of America Corporation
250,000	1.700%, 8/25/2017	250,326
	Bank of England
1,000,000	0.875%, 3/17/2017[d,e]	999,911
	Bank of Montreal
250,000	1.500%, 7/18/2019	246,617
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
205,000	2.850%, 9/8/2021[d]	204,844
	Barclays plc
250,000	3.200%, 8/10/2021	247,098
	Boston Properties, LP
300,000	3.125%, 9/1/2023	293,851
	Chubb Corporation
350,000	6.500%, 5/15/2038	468,373
	Citigroup, Inc.
250,000	2.900%, 12/8/2021	249,082
	CNA Financial Corporation
250,000	5.750%, 8/15/2021	279,030
	Discover Bank
288,000	8.700%, 11/18/2019	326,846
	Duke Realty, LP
250,000	3.875%, 10/15/2022	259,755
	European Investment Bank
500,000	1.250%, 5/15/2018	499,048
	Fifth Third Bancorp
200,000	2.875%, 10/1/2021	202,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (100.3%)	Value
Financials (9.0%) - continued
	HCP, Inc.
$250,000	4.000%, 12/1/2022	$257,072
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	155,065
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	379,328
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	202,653
	ING Bank NV
400,000	2.625%, 12/5/2022[d]	396,552
	J.P. Morgan Chase & Company
250,000	1.782%, 1/25/2018[c]	251,634
250,000	2.250%, 1/23/2020	249,255
250,000	2.700%, 5/18/2023	244,325
	Liberty Mutual Group, Inc.
150,000	4.950%, 5/1/2022[d]	163,503
200,000	4.250%, 6/15/2023[d]	209,180
	Lincoln National Corporation
250,000	6.250%, 2/15/2020	275,936
	Lloyds Bank plc
365,000	1.490%, 3/16/2018[c]	365,495
	Marsh & McLennan Companies, Inc.
400,000	2.550%, 10/15/2018	403,687
	MassMutual Global Funding II
350,000	2.000%, 4/5/2017[d]	350,860
	MetLife, Inc.
200,000	4.368%, 9/15/2023	214,979
	Morgan Stanley
250,000	5.000%, 11/24/2025	266,721
	National Australia Bank, Ltd.
325,000	2.000%, 6/20/2017[d]	326,053
	New York Life Global Funding
350,000	1.550%, 11/2/2018[d]	348,930
	Nordea Bank AB
325,000	3.125%, 3/20/2017[d]	326,473
	North American Development Bank
400,000	2.300%, 10/10/2018	404,614
	PNC Financial Services Group, Inc.
325,000	2.854%, 11/9/2022	321,638
	Prudential Financial, Inc.
200,000	2.350%, 8/15/2019	201,839
	Realty Income Corporation
300,000	2.000%, 1/31/2018	300,815
	Regions Financial Corporation
200,000	3.200%, 2/8/2021	202,668
	Reliance Standard Life Global Funding II
240,000	2.500%, 4/24/2019[d]	241,493
	Santander UK plc
175,000	3.125%, 1/8/2021	174,591
	Simon Property Group, LP
250,000	2.500%, 9/1/2020	251,700
250,000	2.500%, 7/15/2021	250,019
	Standard Chartered plc
200,000	3.950%, 1/11/2023[d,e]	195,257
	Sumitomo Mitsui Financial Group, Inc.
250,000	4.436%, 4/2/2024[d]	260,629
	Svensk Exportkredit AB
500,000	1.750%, 8/28/2020	496,422
	Svenska Handelsbanken AB
125,000	1.625%, 3/21/2018	124,835
	Swedbank AB
300,000	1.750%, 3/12/2018[d]	299,901
	Synchrony Financial
215,000	3.750%, 8/15/2021	220,788
	Toronto-Dominion Bank
250,000	1.889%, 12/14/2020[c]	252,939
	UBS AG
250,000	1.697%, 3/26/2018[c]	250,831
	UnitedHealth Group, Inc.
165,000	3.350%, 7/15/2022	169,818
	Wells Fargo & Company
250,000	2.100%, 7/26/2021	243,039
150,000	3.450%, 2/13/2023	150,390
250,000	3.000%, 10/23/2026	237,694

	Total	17,565,369

Foreign Government (2.7%)
	Chile Government International Bond
350,000	3.875%, 8/5/2020	368,323
	Export Development Canada
150,000	0.750%, 12/15/2017	149,304
	Export-Import Bank of Korea
200,000	2.250%, 1/21/2020	198,819
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	512,535
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	517,633
400,000	4.375%, 1/24/2044	459,666
	Kommunalbanken AS
495,000	1.500%, 10/22/2019[d]	490,523
	Kommuninvest I Sverige AB
300,000	1.000%, 10/24/2017[d]	299,302
	Mexico Government International Bond
250,000	3.600%, 1/30/2025	241,000
	Poland Government International Bond
250,000	4.000%, 1/22/2024	255,690
	Province of Manitoba
600,000	1.300%, 4/3/2017	600,263
	Province of New Brunswick
125,000	2.750%, 6/15/2018	127,156
	Province of Quebec
400,000	7.500%, 7/15/2023	503,608
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[d]	497,468

	Total	5,221,290

Mortgage-Backed Securities (27.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,366	7.000%, 6/1/2017	3,388
6,068	5.500%, 12/1/2017	6,140
2,087,500	3.000%, 1/1/2032[f]	2,141,149
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,695	8.500%, 11/1/2025	1,695
303	8.000%, 1/1/2026	334
2,987,500	4.000%, 1/1/2047[f]	3,136,277
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
6,150,000	2.500%, 1/1/2032[f]	6,156,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (100.3%)	Value
Mortgage-Backed Securities (27.3%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$925	10.500%, 8/1/2020	$957
863	8.000%, 12/1/2024	946
132	8.500%, 12/1/2025	132
1,104	8.000%, 9/1/2026	1,134
1,561	8.000%, 4/1/2030	1,839
6,500,000	3.000%, 1/1/2047[f]	6,452,550
14,245,000	3.500%, 1/1/2047[f]	14,591,153
11,062,500	4.000%, 1/1/2047[f]	11,624,475
8,400,000	4.500%, 1/1/2047[f]	9,031,680
	Government National Mortgage Association 30-Yr. Pass Through
2,510	7.500%, 3/15/2023	2,518
1,623	9.000%, 9/15/2024	1,819
1,850	8.000%, 6/15/2025	1,903
558	8.000%, 9/15/2026	576
6,228	7.500%, 10/15/2027	6,370
7,406	7.500%, 11/15/2028	7,449
1,429	8.000%, 10/15/2030	1,479
2,772	7.500%, 1/15/2031	3,110

	Total	53,175,838

Technology (1.3%)
	Amphenol Corporation
200,000	2.550%, 1/30/2019	202,331
	Apple, Inc.
400,000	2.400%, 5/3/2023	389,052
	Automatic Data Processing, Inc.
150,000	2.250%, 9/15/2020	150,664
	Cisco Systems, Inc.
350,000	1.431%, 3/1/2019[c]	351,997
	Diamond 1 Finance Corporation
150,000	3.480%, 6/1/2019[d]	153,082
	Intel Corporation
250,000	1.700%, 5/19/2021	243,931
140,000	3.100%, 7/29/2022	143,809
	Microsoft Corporation
250,000	3.450%, 8/8/2036	237,179
	Motorola Solutions, Inc.
250,000	3.500%, 3/1/2023	246,153
	Oracle Corporation
250,000	2.500%, 5/15/2022	247,999
	Texas Instruments, Inc.
200,000	1.750%, 5/1/2020	197,676

	Total	2,563,873

Transportation (0.8%)
	American Airlines Pass Through Trust
157,718	5.600%, 7/15/2020[d]	163,632
	Continental Airlines, Inc.
289,707	4.150%, 4/11/2024	297,674
	Delta Air Lines, Inc.
134,031	4.950%, 5/23/2019	140,465
	ERAC USA Finance, LLC
250,000	2.600%, 12/1/2021[d]	245,788
	J.B. Hunt Transport Services, Inc.
220,000	3.300%, 8/15/2022	220,640
	TTX Company
250,000	2.250%, 2/1/2019[d]	249,801
300,000	4.125%, 10/1/2023*	304,943

	Total	1,622,943

U.S. Government and Agencies (43.6%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	386,660
	Federal Home Loan Bank
1,650,000	1.375%, 11/15/2019	1,642,603
	Federal Home Loan Mortgage Corporation
350,000	6.750%, 3/15/2031	493,220
	Federal National Mortgage Association
1,500,000	1.250%, 8/17/2021	1,449,445
1,300,000	1.875%, 9/24/2026	1,192,664
500,000	5.960%, 9/11/2028	638,004
100,000	6.250%, 5/15/2029	132,329
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	235,406
	Tennessee Valley Authority
350,000	5.250%, 9/15/2039	438,815
	U.S. Treasury Bonds
1,500,000	1.500%, 8/15/2026	1,377,360
500,000	5.500%, 8/15/2028	646,305
2,500,000	5.250%, 11/15/2028	3,177,420
4,425,000	3.000%, 5/15/2042	4,378,976
8,200,000	3.625%, 2/15/2044	9,069,684
2,750,000	2.500%, 5/15/2046	2,437,795
	U.S. Treasury Notes
400,000	0.875%, 1/31/2017[g]	400,159
9,875,000	1.000%, 11/30/2018[e]	9,841,336
3,500,000	1.250%, 12/15/2018	3,503,073
6,000,000	1.000%, 3/15/2019	5,966,466
3,500,000	0.875%, 9/15/2019	3,452,715
150,000	1.500%, 10/31/2019	150,293
1,000,000	2.000%, 7/31/2020	1,012,231
7,000,000	1.250%, 3/31/2021	6,832,399
1,000,000	2.250%, 7/31/2021	1,014,722
3,130,000	1.125%, 8/31/2021	3,021,326
1,000,000	2.125%, 9/30/2021	1,007,898
1,750,000	2.125%, 6/30/2022	1,754,265
2,825,000	1.625%, 8/15/2022	2,751,999
500,000	1.375%, 6/30/2023	474,385
2,600,000	1.375%, 9/30/2023	2,459,132
10,400,000	2.250%, 11/15/2024	10,322,458
3,530,000	1.625%, 2/15/2026	3,293,282

	Total	84,954,825

Utilities (3.1%)
	Ameren Corporation
225,000	2.700%, 11/15/2020	226,035
	American Electric Power Company, Inc.
300,000	1.650%, 12/15/2017	300,082
	Berkshire Hathaway Energy Company
200,000	2.400%, 2/1/2020	200,422
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	449,796
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	337,317
	DTE Energy Company
100,000	2.400%, 12/1/2019	100,445
	Energy Transfer Partners, LP
250,000	4.150%, 10/1/2020	258,702
	Eversource Energy
230,000	1.600%, 1/15/2018	229,453
	Exelon Generation Company, LLC
200,000	2.950%, 1/15/2020	202,277
	Kansas City Power & Light Company
250,000	3.150%, 3/15/2023	247,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (100.3%)	Value
Utilities (3.1%) - continued
	National Rural Utilities Cooperative Finance Corporation
$28,000	4.023%, 11/1/2032	$28,461
	NextEra Energy Capital Holdings, Inc.
200,000	2.300%, 4/1/2019	201,444
	NiSource Finance Corporation
350,000	3.850%, 2/15/2023	361,250
	NSTAR Electric Company
325,000	2.375%, 10/15/2022	318,808
	PPL Capital Funding, Inc.
325,000	3.500%, 12/1/2022	332,011
	Public Service Company of Colorado
350,000	3.600%, 9/15/2042	328,520
	Public Service Electric And Gas Company
360,000	1.800%, 6/1/2019	359,506
	Sempra Energy
325,000	2.300%, 4/1/2017	325,631
265,000	2.400%, 3/15/2020	264,465
	Southern California Edison Company
155,000	2.400%, 2/1/2022	154,399
	Southern California Gas Company
325,000	3.750%, 9/15/2042	316,819
	Southern Company
250,000	1.850%, 7/1/2019	249,119
	Xcel Energy, Inc.
250,000	1.200%, 6/1/2017	249,758

	Total	6,042,599

	Total Long-Term Fixed Income (cost $196,142,551)	195,480,532

Shares	Collateral Held for Securities Loaned (5.6%)
11,000,368	Thrivent Cash Management Trust	11,000,368

	Total Collateral Held for Securities Loaned (cost $11,000,368)	11,000,368

Shares or Principal Amount	Short-Term Investments (27.5%)[h]
	Federal Home Loan Bank Discount Notes
870,000	0.390%, 1/11/2017	869,927
9,800,000	0.386%, 1/13/2017	9,798,961
6,000,000	0.440%, 1/17/2017	5,999,112
9,700,000	0.434%, 1/25/2017	9,697,750
675,000	0.490%, 1/26/2017	674,836
8,300,000	0.425%, 1/27/2017	8,297,900
4,700,000	0.400%, 2/1/2017	4,698,106
600,000	0.460%, 2/8/2017	599,700
	Thrivent Core Short-Term Reserve Fund
1,239,435	0.910%	12,394,352
	U.S. Treasury Bills
500,000	0.495%, 2/9/2017[g]	499,770

	Total Short-Term Investments (cost $53,529,062)	53,530,414

	Total Investments (cost $260,671,981) 133.4%	$260,011,314

	Other Assets and Liabilities, Net(33.4%)	(65,079,286)

	Total Net Assets 100.0%	$194,932,028

a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $10,980,103 or 5.6% of total net assets.
e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	At December 31, 2016, $599,964 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Bond Index Portfolio as of December 31, 2016 was $1,423,467 or 0.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$225,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	479,872
TTX Company, 10/1/2023	9/19/2013	299,997
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	594,646

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Bond Index Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$10,769,134

Total lending	$10,769,134
Gross amount payable upon return of collateral for securities loaned	$11,000,368

Net amounts due to counterparty	$231,234

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,366,689
Gross unrealized depreciation	(3,175,843)

Net unrealized appreciation (depreciation)	$(809,154)
Cost for federal income tax purposes	$260,820,468

The accompanying Notes to Financial Statements are an integral part of this schedule.

BOND INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,296,918	—	2,296,918	—
Basic Materials	982,077	—	982,077	—
Capital Goods	1,142,856	—	1,142,856	—
Commercial Mortgage-Backed Securities	1,609,124	—	1,609,124	—
Communications Services	2,822,124	—	2,822,124	—
Consumer Cyclical	4,771,062	—	4,771,062	—
Consumer Non-Cyclical	7,292,206	—	7,292,206	—
Energy	3,417,428	—	3,417,428	—
Financials	17,565,369	—	17,565,369	—
Foreign Government	5,221,290	—	5,221,290	—
Mortgage-Backed Securities	53,175,838	—	53,175,838	—
Technology	2,563,873	—	2,563,873	—
Transportation	1,622,943	—	1,622,943	—
U.S. Government and Agencies	84,954,825	—	84,954,825	—
Utilities	6,042,599	—	6,042,599	—
Short-Term Investments	41,136,062	—	41,136,062	—

Subtotal Investments in Securities	$236,616,594	$—	$236,616,594	$—

Other Investments *	Total
Short-Term Investments	12,394,352
Collateral Held for Securities Loaned	11,000,368

Subtotal Other Investments	$23,394,720

Total Investments at Value	$260,011,314

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$815,750	$19,911,586	$9,726,968	11,000,368	$11,000,368	$11,600
Cash Management Trust-Short Term Investment	45,346,506	19,643,481	64,989,987	—	—	38,182
Core Short-Term Reserve Fund	—	50,107,971	37,713,619	1,239,435	12,394,352	53,681
Total Value and Income Earned	$46,162,256				$23,394,720	$103,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.7%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$329,753	<0.1%

	Total	329,753

Capital Goods (0.3%)
	Other Securities^	2,453,266	0.3%

	Total	2,453,266

Communications Services (0.6%)
	Other Securities^	5,516,228	0.6%

	Total	5,516,228

Consumer Cyclical (0.4%)
	Other Securities^	3,669,837	0.4%

	Total	3,669,837

Consumer Non-Cyclical (0.1%)
	Other Securities^	607,028	0.1%

	Total	607,028

Energy (0.1%)
	Other Securities^	411,539	0.1%

	Total	411,539

Financials (0.1%)
	Other Securities^	1,284,809	0.1%

	Total	1,284,809

Technology (0.1%)
	Other Securities^	509,591	0.1%

	Total	509,591

Utilities (<0.1%)
	Other Securities^	244,255	<0.1%

	Total	244,255

	Total Bank Loans (cost $15,753,174)	15,026,306

	Long-Term Fixed Income (94.9%)
Asset-Backed Securities (26.6%)
	Alm Loan Funding CLO
$3,760,000	2.310%, 10/17/2026, Series 2014-11A, Class A1*,a	3,766,565	0.4%
	Americredit Automobile Receivables Trust
5,000,000	1.340%, 4/8/2020, Series 2016-4, Class A2A	4,997,425	0.6%
	Apidos CLO XVIII
3,775,000	2.294%, 7/22/2026, Series 2014-18A, Class A1*,a	3,780,821	0.4%
	BA Credit Card Trust
4,800,000	1.084%, 6/15/2021, Series 2014-A1, Class Aa	4,812,070	0.6%
	Babson CLO, Ltd.
3,760,000	2.270%, 10/17/2026, Series 2014-IIA, Class A*,a	3,766,012	0.4%
	Birchwood Park CLO, Ltd.
3,760,000	2.320%, 7/15/2026, Series 2014-1A, Class A*,a	3,766,907	0.4%
	BlueMountain CLO, Ltd.
3,760,000	2.360%, 10/15/2026, Series 2014-3A, Class A1*,a	3,766,024	0.4%
	Capital One Multi-Asset Execution Trust
6,750,000	1.260%, 1/15/2020, Series 2014-A2, Class A2	6,753,735	0.8%
	Carlyle Global Market Strategies CLO, Ltd.
3,750,000	2.380%, 10/15/2026, Series 2014-4A, Class A1*,a	3,755,876	0.4%
	CarMax Auto Owner Trust
6,300,000	1.210%, 11/15/2019, Series 2016-4, Class A2	6,287,108	0.7%
	Cent CLO 16, LP
3,653,108	2.136%, 8/1/2024, Series 2012-16A, Class A1AR*,a	3,653,805	0.4%
	Cent CLO 22, Ltd.
3,750,000	2.291%, 11/7/2026, Series 2014-22A, Class A1R*,a	3,741,210	0.4%
	Chase Issuance Trust
3,700,000	1.590%, 2/18/2020, Series 2015-A2, Class A2	3,710,238	0.4%
8,050,000	1.100% - 1.620%, 1/15/2020 - 5/17/2021, Series 2016-A6, Class A6[a]	8,059,104	0.9%
	Chesapeake Funding II, LLC
4,000,000	1.880%, 6/15/2028, Series 2016-2A, Class A1[b]	3,989,144	0.4%
	Chrysler Capital Auto Receivables Trust
5,000,000	1.360%, 1/15/2020, Series 2016-BA, Class A2[b]	4,992,980	0.6%
	Citibank Credit Card Issuance Trust
6,975,000	1.020%, 2/22/2019, Series 2014-A2, Class A2	6,974,720	0.8%
	Dryden 34 Senior Loan Fund CLO
3,760,000	2.310%, 10/15/2026, Series 2014-34A, Class A*,a	3,766,512	0.4%
	Ford Credit Auto Owner Trust
5,500,000	1.040%, 9/15/2019, Series 2016-C, Class A2A	5,487,902	0.6%
3,575,000	2.260%, 11/15/2025, Series 2014-1, Class Ab	3,604,291	0.4%
	Madison Park Funding XIV CLO, Ltd.
4,150,000	2.331%, 7/20/2026, Series 2014-14A, Class A2*,a	4,157,009	0.5%
	Master Credit Card Trust
4,500,000	1.494%, 9/23/2019, Series 2016-1A, Class Aa,b	4,517,654	0.5%
	Octagon Investment Partners XX CLO, Ltd.
3,760,000	2.342%, 8/12/2026, Series 2014-1A, Class A*,a	3,766,569	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value	% of Net Assets
Asset-Backed Securities (26.6%) - continued
	OZLM VIII, Ltd.
$3,760,000	2.320%, 10/17/2026, Series 2014-8A, Class A1A*,a	$3,766,715	0.4%
	Prestige Auto Receivables Trust
5,500,000	1.460%, 7/15/2020, Series 2016-2A, Class A2[b]	5,494,396	0.6%
	SLM Student Loan Trust
4,627,063	1.156%, 3/25/2025, Series 2010-1, Class Aa	4,506,251	0.5%
	SoFi Professional Loan Program, LLC
8,793,675	1.380% - 2.510%, 3/25/2030 - 7/25/2039, Series 2016-E, Class A1[b]	8,780,782	1.0%
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Series 2016-AA, Class Ab	3,640,495	0.4%
	Synchrony Credit Card Master Note Trust
6,250,000	1.360%, 8/17/2020, Series 2012-6, Class A	6,253,312	0.7%
	Toyota Auto Receivables Owner Trust
5,500,000	1.060%, 5/15/2019, Series 2016-D, Class A2A	5,489,185	0.6%
	Verizon Owner Trust
4,000,000	1.420%, 1/20/2021, Series 2016-1A, Class Ab	3,971,169	0.5%
	Voya CLO 3, Ltd.
3,760,000	2.302%, 7/25/2026, Series 2014-3A, Class A1*,a	3,766,050	0.4%
	Other Securities^	84,365,651	9.7%

	Total	235,907,687

Basic Materials (0.5%)
	Other Securities^	4,684,179	0.5%

	Total	4,684,179

Capital Goods (0.5%)
	Other Securities^	4,501,390	0.5%

	Total	4,501,390

Collateralized Mortgage Obligations (4.2%)
	Countrywide Alternative Loan Trust
970,243	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Series 2005- 85CB, Class 2A2	914,023	0.2%
	Countrywide Home Loans, Inc.
1,367,201	2.981%, 3/20/2036, Series 2006-HYB1, Class 1A1	1,156,789	0.1%
	Wells Fargo Commercial Mortgage Trust
3,575,000	2.632%, 5/15/2048	3,623,783	0.4%
	Other Securities^	30,945,536	3.5%

	Total	36,640,131

Commercial Mortgage-Backed Securities (2.2%)
	Commercial Mortgage Pass-Through Certificate
5,000,000	1.699%, 6/8/2030[a,b]	5,012,554	0.6%
	Federal National Mortgage Association
124,141	1.272%, 1/25/2017	124,033	<0.1%
	Other Securities^	14,014,521	1.6%

	Total	19,151,108

Communications Services (2.6%)
	Other Securities^	22,906,647	2.6%

	Total	22,906,647

Consumer Cyclical (1.6%)
	Other Securities^	14,109,875	1.6%

	Total	14,109,875

Consumer Non-Cyclical (5.9%)
	Unilever Capital Corporation
3,650,000	2.100%, 7/30/2020	3,635,112	0.4%
	Other Securities^	48,536,247	5.5%

	Total	52,171,359

Energy (3.5%)
	Other Securities^	30,395,836	3.5%

	Total	30,395,836

Financials (20.1%)
	Bank of America Corporation
9,385,000	1.700% - 6.100%, 8/25/2017 - 12/29/2049[a,c]	9,437,739	1.1%
	Bank of America NA
2,000,000	5.300%, 3/15/2017	2,015,486	0.2%
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,589,733	0.3%
	DRB Prime Student Loan Trust
3,685,025	2.492%, 10/27/2031, Series 2015-B, Class A1*,a	3,750,579	0.4%
	J.P. Morgan Chase & Company
4,000,000	1.782%, 1/25/2018[a]	4,026,140	0.5%
4,950,000	2.250% - 7.900%, 1/23/2020 - 4/29/2049[c]	5,014,841	0.6%
	J.P. Morgan Chase Bank NA
1,350,000	1.588%, 9/23/2019[a]	1,351,015	0.2%
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	4,000,984	0.5%
	Wells Fargo & Company
6,880,000	1.567% - 5.875%, 1/30/2020 - 12/31/2049[a,c]	6,968,912	0.7%
	Other Securities^	138,270,688	15.6%

	Total	177,426,117

Foreign Government (0.8%)
	Other Securities^	7,219,240	0.8%

	Total	7,219,240

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value	% of Net Assets
Mortgage-Backed Securities (3.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$7,150,000	3.000%, 1/1/2032[d]	$7,333,755	0.8%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,000,000	4.000%, 1/1/2047[d]	6,298,800	0.7%
444,913	6.500%, 9/1/2037	504,177	0.1%
	Federal National Mortgage Association Connecticut Avenue Securities
4,222,895	2.056%, 4/25/2029, Series 2016-C07, Class 2M1[a]	4,227,096	0.5%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,015,864	2.250%, 6/25/2025, Series 2010-58, Class PT	2,040,824	0.2%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,935,414	1.740%, 7/1/2043[a]	5,072,194	0.6%
3,456,797	2.046% - 5.464%, 9/1/2037 - 1/1/2043[a]	3,590,069	0.4%

	Total	29,066,915

Technology (2.1%)
	Other Securities^	18,624,176	2.1%

	Total	18,624,176

Transportation (1.9%)
	Other Securities^	16,673,868	1.9%

	Total	16,673,868

U.S. Government and Agencies (16.4%)
	Federal National Mortgage Association
7,500,000	1.250%, 8/17/2021	7,247,227	0.8%
	U.S. Treasury Bonds
8,000,000	5.500%, 8/15/2028	10,340,888	1.2%
4,300,000	2.500% - 3.625%, 5/15/2042 - 5/15/2046	4,117,916	0.5%
	U.S. Treasury Bonds, TIPS
19,600,020	0.125%, 4/15/2019	19,843,825	2.2%
7,147,208	0.125%, 1/15/2023	7,093,618	0.8%
7,756,836	0.625%, 1/15/2026	7,823,723	0.9%
6,120,900	1.000%, 2/15/2046	6,144,490	0.7%
	U.S. Treasury Notes
5,000,000	1.250%, 12/15/2018	5,004,390	0.6%
12,350,000	1.500%, 10/31/2019	12,374,107	1.4%
48,990,000	1.125%, 8/31/2021	47,289,067	5.4%
13,150,000	2.125%, 6/30/2022	13,182,047	1.5%
3,065,000	0.875% - 2.000%, 1/31/2017 - 11/15/2026[e]	2,990,955	0.3%
	Other Securities^	995,517	0.1%

	Total	144,447,770

Utilities (2.7%)
	Other Securities^	24,031,803	2.7%

	Total	24,031,803

	Total Long-Term Fixed Income (cost $847,058,382)	837,958,101

Shares	Preferred Stock (0.4%)
Financials (0.3%)
	Other Securities^	2,549,120	0.3%

	Total	2,549,120

Utilities (0.1%)
	Other Securities^	888,480	0.1%

	Total	888,480

	Total Preferred Stock (cost $3,534,100)	3,437,600

	Common Stock (<0.1%)
Energy (<0.1%)
	Other Securities^	245,931	<0.1%

	Total	245,931

	Total Common Stock (cost $209,137)	245,931

	Collateral Held for Securities Loaned (0.4%)
3,886,725	Thrivent Cash Management Trust	3,886,725	0.4%

	Total Collateral Held for Securities Loaned (cost $3,886,725)	3,886,725

Shares or Principal Amount	Short-Term Investments (4.3%)[f]
	Thrivent Core Short-Term Reserve Fund
3,694,371	0.910%	36,943,713	4.2%
	Other Securities^	1,299,789	0.1%

	Total Short-Term Investments (cost $38,243,449)	38,243,502

	Total Investments (cost $908,684,967) 101.7%	$898,798,165

	Other Assets and Liabilities, Net (1.7%)	(14,711,729)

	Total Net Assets 100.0%	$884,086,436

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $169,330,931 or 19.2% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	At December 31, 2016, $40,016 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2016 was $88,880,192 or 10.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,758,120
Apidos CLO XVIII, 7/22/2026	6/25/2014	3,765,562
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,758,120
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,760,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,756,202
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,750,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,653,108
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	3,713,157
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,760,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	4,145,020
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,760,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,738,568
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,754,360

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$3,756,401

Total lending	$3,756,401
Gross amount payable upon return of collateral for securities loaned	$3,886,725

Net amounts due to counterparty	$130,324

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,089,577
Gross unrealized depreciation	(14,817,163)

Net unrealized appreciation (depreciation)	$(9,727,586)
Cost for federal income tax purposes	$908,525,751

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	329,753	—	329,753	—
Capital Goods	2,453,266	—	2,453,266	—
Communications Services	5,516,228	—	5,516,228	—
Consumer Cyclical	3,669,837	—	3,669,837	—
Consumer Non-Cyclical	607,028	—	607,028	—
Energy	411,539	—	411,539	—
Financials	1,284,809	—	1,284,809	—
Technology	509,591	—	509,591	—
Utilities	244,255	—	244,255	—
Long-Term Fixed Income
Asset-Backed Securities	235,907,687	—	228,842,922	7,064,765
Basic Materials	4,684,179	—	4,684,179	—
Capital Goods	4,501,390	—	4,501,390	—
Collateralized Mortgage Obligations	36,640,131	—	36,640,131	—
Commercial Mortgage-Backed Securities	19,151,108	—	19,151,108	—
Communications Services	22,906,647	—	22,906,647	—
Consumer Cyclical	14,109,875	—	14,109,875	—
Consumer Non-Cyclical	52,171,359	—	52,171,359	—
Energy	30,395,836	—	30,395,836	—
Financials	177,426,117	—	177,426,117	—
Foreign Government	7,219,240	—	7,219,240	—
Mortgage-Backed Securities	29,066,915	—	29,066,915	—
Technology	18,624,176	—	18,624,176	—
Transportation	16,673,868	—	16,673,868	—
U.S. Government and Agencies	144,447,770	—	144,447,770	—
Utilities	24,031,803	—	24,031,803	—
Preferred Stock
Financials	2,549,120	1,704,120	845,000	—
Utilities	888,480	888,480	—	—
Common Stock
Energy	245,931	245,931	—	—
Short-Term Investments	1,299,789	—	1,299,789	—

Subtotal Investments in Securities	$857,967,727	$2,838,531	$848,064,431	$7,064,765

Other Investments*	Total
Short-Term Investments	36,943,713
Collateral Held for Securities Loaned	3,886,725

Subtotal Other Investments	$40,830,438

Total Investments at Value	$898,798,165

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	541,571	541,571	—	—

Total Asset Derivatives	$541,571	$541,571	$—	$—

Liability Derivatives
Futures Contracts	59,430	59,430	—	—

Total Liability Derivatives	$59,430	$59,430	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

The following table presents Limited Maturity Bond Portfolio’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,299,789 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(417)	March 2017	($52,130,183)	($51,825,281)	$304,902
CBOT 2-Yr. U.S. Treasury Note	728	March 2017	157,807,599	157,748,500	(59,099)
CBOT 5-Yr. U.S. Treasury Note	(618)	March 2017	(72,801,383)	(72,716,390)	84,993
CBOT U.S. Long Bond	(78)	March 2017	(11,875,247)	(11,751,188)	124,059
CME Ultra Long Term U.S. Treasury Bond	(12)	March 2017	(1,950,617)	(1,923,000)	27,617
Ultra 10-Yr. U.S. Treasury Note	1	March 2017	134,394	134,063	(331)
Total Futures Contracts					$482,141

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$541,571
Total Interest Rate Contracts		541,571

Total Asset Derivatives		$541,571

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,430
Total Interest Rate Contracts		59,430

Total Liability Derivatives		$59,430

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(772,751)
Total Interest Rate Contracts		(772,751)

Total		($772,751)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	339,915
Total Interest Rate Contracts		339,915

Total		$339,915

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$287,529,656	33.8%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated portfolios.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:,

Portfolio	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$11,023,000	$94,841,624	$101,977,899	3,886,725	$3,886,725	$35,513
Cash Management Trust-Short Term Investment	44,769,481	56,586,057	101,355,538	—	—	31,520
Core Short-Term Reserve Fund	—	166,353,993	129,410,280	3,694,371	36,943,713	165,085
Total Value and Income Earned	$55,792,481				$40,830,438	$232,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	U.S. Government Agency Debt (85.3%)[a]	Value
	Federal Agricultural Mortgage Corporation
$1,470,000	0.882%, 1/25/2017[b]	$1,470,000
1,510,000	0.762%, 3/7/2017[b]	1,510,000
	Federal Farm Credit Bank
1,200,000	0.500%, 1/13/2017	1,200,016
200,000	0.450%, 2/1/2017	199,923
780,000	0.705%, 3/13/2017[b]	779,891
130,000	0.786%, 4/17/2017[b]	129,989
1,300,000	0.724%, 8/10/2017[b]	1,299,605
2,960,000	0.760%, 3/14/2018[b]	2,959,640
	Federal Home Loan Bank
5,735,000	0.309%, 1/3/2017	5,734,902
3,250,000	0.362%, 1/4/2017	3,249,902
4,645,000	0.374%, 1/5/2017	4,644,807
6,545,000	0.375%, 1/6/2017	6,544,660
2,450,000	0.333%, 1/9/2017	2,449,819
4,880,000	0.395%, 1/10/2017	4,879,519
7,795,000	0.396%, 1/11/2017	7,794,142
1,830,000	0.423%, 1/12/2017	1,829,763
3,050,000	0.342%, 1/13/2017	3,049,653
4,210,000	0.444%, 1/17/2017	4,209,168
8,200,000	0.433%, 1/18/2017	8,198,322
1,880,000	0.500%, 1/19/2017	1,879,530
1,470,000	0.818%, 1/19/2017[b]	1,469,992
4,940,000	0.368%, 1/20/2017	4,939,041
1,640,000	0.475%, 1/23/2017	1,639,524
450,000	0.500%, 1/24/2017	449,856
5,070,000	0.361%, 1/25/2017	5,068,778
1,000,000	0.490%, 1/26/2017	999,660
1,280,000	0.846%, 1/26/2017[b]	1,280,000
2,840,000	0.413%, 1/27/2017	2,839,152
475,000	0.500%, 1/30/2017	474,809
1,880,000	0.500%, 1/31/2017	1,879,217
4,870,000	0.435%, 2/1/2017	4,868,175
1,535,000	0.460%, 2/2/2017	1,534,372
4,740,000	0.490%, 2/3/2017	4,737,872
1,050,000	0.520%, 2/6/2017	1,049,454
1,590,000	0.510%, 2/7/2017	1,589,167
3,800,000	0.490%, 2/8/2017	3,798,035
3,500,000	0.527%, 2/9/2017	3,498,000
450,000	0.520%, 2/10/2017	449,740
1,190,000	0.520%, 2/13/2017	1,189,261
3,075,000	0.517%, 2/15/2017	3,073,013
1,920,000	0.530%, 2/22/2017	1,918,530
3,000,000	0.520%, 2/27/2017	2,997,530
500,000	0.525%, 3/6/2017	499,533
1,900,000	0.545%, 3/17/2017	1,897,843
500,000	0.540%, 3/22/2017	499,400
500,000	0.545%, 3/24/2017	499,379
1,300,000	0.923%, 3/30/2017[b]	1,300,000
1,300,000	0.766%, 5/16/2017[b]	1,299,863
1,300,000	0.895%, 8/23/2017[b]	1,299,958
1,825,000	0.675%, 9/5/2017[b]	1,825,776
800,000	0.699%, 11/2/2017[b]	800,000
	Federal Home Loan Mortgage Corporation
1,220,000	0.480%, 1/20/2017	1,219,691
895,000	0.334%, 1/23/2017	894,817
1,450,000	0.700%, 1/27/2017	1,450,229
400,000	0.510%, 2/7/2017	399,790
1,950,000	0.875%, 2/22/2017	1,950,738
1,250,000	0.874%, 7/21/2017[b]	1,249,929
	Federal National Mortgage Association
1,630,000	0.846%, 1/11/2018[b]	1,630,000
	Overseas Private Investment Corporation
2,500,000	0.700%, 1/4/2017[b]	2,500,000
1,984,210	0.700%, 1/4/2017[b]	1,984,210
1,575,000	0.700%, 1/6/2017[b]	1,575,000
600,000	0.700%, 1/6/2017[b]	600,000
835,000	0.700%, 1/6/2017[b]	835,000
3,450,000	0.700%, 1/6/2017[b]	3,450,000
2,850,000	0.700%, 1/6/2017[b]	2,850,000
2,289,474	0.700%, 1/6/2017[b]	2,289,474
1,410,000	0.700%, 1/6/2017[b]	1,410,000
1,900,000	0.700%, 1/6/2017[b]	1,900,000
810,866	0.700%, 1/6/2017[b]	810,866
1,940,463	0.750%, 1/6/2017[b]	1,940,463
2,600,000	1.010%, 3/17/2017	2,620,637
1,530,000	0.760%, 3/30/2017	1,537,792
2,920,000	0.970%, 11/8/2017	2,924,173

	Total	163,700,990

	U.S. Treasury Debt (14.3%)[a]
	U.S. Treasury Bills
4,280,000	0.423%, 1/19/2017	4,279,094
1,900,000	0.585%, 4/27/2017	1,896,418
	U.S. Treasury Notes
1,420,000	0.500%, 1/31/2017	1,420,129
5,050,000	0.640%, 1/31/2017[b]	5,050,256
3,060,000	0.633%, 7/31/2017[b]	3,059,675
2,380,000	0.828%, 1/31/2018[b]	2,383,419
4,360,000	0.746%, 4/30/2018[b]	4,364,387
4,950,000	0.730%, 7/31/2018[b]	4,950,928

	Total	27,404,306

	Total Investments (at amortized cost) 99.6%	$191,105,296

	Other Assets and Liabilities, Net 0.4%	819,603

	Total Net Assets 100.0%	$191,924,899

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.

Cost for federal income tax purposes	$191,105,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	163,700,990	—	163,700,990	—
U.S. Treasury Debt	27,404,306	—	27,404,306	—

Total	$191,105,296	$—	$191,105,296	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

(This page intentionally left blank)

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2016	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$953,806,212		$5,052,677,086		$9,596,844,026		$5,237,907,247
Investments in securities at value	632,685,935		3,101,885,641		6,153,502,433		3,252,609,373
Investments in affiliates at value	447,653,450		2,580,666,659		4,264,197,855		2,237,664,560
Investments at Value	1,080,339,385		5,682,552,300		10,417,700,288		5,490,273,933
Cash	15,513	(a)	206,858	(b)	292,887	(c)	55,183	(d)
Dividends and interest receivable	625,580		6,347,898		17,089,479		11,158,359
Prepaid expenses	2,342		6,899		11,302		6,121
Receivable for investments sold	3,007,859		9,319,662		15,466,533		4,124,610
Receivable for fund shares sold	344,505		1,990,656		1,212,018		882,654
Receivable for expense reimbursements	190,514		1,017,648		1,315,712		498,354
Receivable for variation margin	872,074		3,015,222		5,060,538		2,225,765
Total Assets	1,085,397,772		5,704,457,143		10,458,148,757		5,509,224,979
Liabilities
Accrued expenses	60,604		96,321		129,470		80,162
Payable for investments purchased	19,507,874		317,157,918		1,003,041,258		732,312,993
Payable upon return of collateral for securities loaned	1,164,525		56,510,060		186,669,340		78,436,450
Payable for fund shares redeemed	126,568		163,857		408,722		36,090
Payable for variation margin	353,795		1,399,668		735,380		336,388
Payable for investment advisory fees	664,491		2,973,883		4,665,230		2,231,145
Payable for administrative fees	22,902		87,741		147,737		77,954
Payable for director fees	532		1,876		3,359		1,718
Payable for director deferred compensation	59,208		185,977		319,784		169,951
Commitments and contingent liabilities^	—		—		—		—
Mortgage dollar roll deferred revenue	9,284		190,626		631,999		473,525
Total Liabilities	21,969,783		378,767,927		1,196,752,279		814,156,376
Net Assets
Capital stock (beneficial interest)	925,825,361		4,599,827,182		8,251,532,227		4,317,125,001
Accumulated undistributed net investment income/(loss)	8,928,983		70,799,623		159,386,237		88,718,811
Accumulated undistributed net realized gain/(loss)	769,700		22,046,229		28,567,167		38,604,368
Net unrealized appreciation/(depreciation) on:
Investments	106,876,274		397,859,937		546,276,959		170,242,460
Affiliated investments	19,656,899		232,015,277		274,579,303		82,124,226
Futures contracts	1,372,730		3,141,442		1,057,667		(1,746,263)
Foreign currency transactions	(1,958)		(474)		(3,082)		—
Total Net Assets	$1,063,427,989		$5,325,689,216		$9,261,396,478		$4,695,068,603
Shares of beneficial interest outstanding	72,913,434		371,981,530		679,168,528		367,373,405
Net asset value per share	$14.58		$14.32		$13.64		$12.78

(a)	Includes foreign currency holdings of $1,512 (cost $1,506).
(b)	Includes foreign currency holdings of $135,247 (cost $133,983).
(c)	Includes foreign currency holdings of $179,851 (cost $178,691).
(d)	Includes foreign currency holdings of $4 (cost $4).
(e)	Includes foreign currency holdings of $12,652 (cost $12,617).
(f)	Includes foreign currency holdings of $33,259 (cost $33,171).
(g)	Includes foreign currency holdings of $39,304 (cost $39,318).
(h)	Includes foreign currency holdings of $27,222 (cost $27,626).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Healthcare Portfolio	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio

$88,125,723	$374,800,259	$587,476,964	$163,213,783	$165,243,422	$54,380,512	$154,622,554
83,228,413	341,623,232	534,233,956	136,217,904	155,059,139	55,064,301	177,000,908
7,854,389	46,719,998	65,162,001	26,649,222	8,210,797	2,380,027	1,162,622
91,082,802	388,343,230	599,395,957	162,867,126	163,269,936	57,444,328	178,163,530
12,681 (e)	33,450 (f)	39,304 (g)	85	174,416	27,222 (h)	—
284,058	1,448,696	2,781,026	811,963	316,500	109,232	880,061
1,309	1,581	1,785	1,339	1,417	1,273	1,408
142,227	674,838	1,090,197	835,040	—	5,066	1,643,850
8,106	54,791	209,146	56,982	6,181	7,184	5,912
15,445	—	—	—	8,478	19,754	—
16,641	61,238	128,281	29,948	—	—	—
91,563,269	390,617,824	603,645,696	164,602,483	163,776,928	57,614,059	180,694,761

42,766	49,001	53,265	26,915	16,633	46,394	15,455
3,872,060	28,389,220	40,291,993	24,097,144	—	25,801	352,020
—	6,483,360	172,250	—	—	981,850	—
4,334	9,942	32,142	2,565	184,629	3,899	117,519
7,309	25,686	16,310	10,406	—	—	—
47,187	164,568	188,759	59,492	126,742	56,065	119,499
7,974	12,053	15,161	8,809	9,216	7,517	9,355
150	343	454	150	150	150	150
19,638	93,525	57,685	23,879	18,694	18,694	52,676
—	—	—	—	—	—	—
2,004	16,140	25,879	13,709	—	—	—
4,003,422	35,243,838	40,853,898	24,243,069	356,064	1,140,370	666,674

84,988,365	336,069,577	540,166,819	142,920,219	191,676,231	53,776,911	153,754,195
1,697,121	9,245,351	18,664,203	37,640	195,587	426,203	2,951,342
(2,080,087)	(3,511,161)	(8,008,551)	(2,283,890)	(26,469,421)	(793,013)	(218,104)
2,957,079	13,542,971	11,918,993	(346,657)	(1,973,486)	3,063,816	23,540,976
—	—	—	—	—	—	—
(1,315)	30,441	53,968	32,102	—	—	—
(1,316)	(3,193)	(3,634)	—	(8,047)	(228)	(322)
$87,559,847	$355,373,986	$562,791,798	$140,359,414	$163,420,864	$56,473,689	$180,028,087
8,581,117	25,221,436	72,521,547	13,915,706	10,885,500	4,958,667	7,746,017
$10.20	$14.09	$7.76	$10.09	$15.01	$11.39	$23.24

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2016	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio
Assets
Investments at cost	$413,630,311	$313,831,877	$1,127,942,142	$236,443,089
Investments in securities at value	492,984,796	391,506,596	1,400,995,433	278,654,308
Investments in affiliates at value	24,463,582	32,762,689	105,049,634	14,498,184
Investments at Value	517,448,378	424,269,285	1,506,045,067	293,152,492
Cash	—	33,605	62,929	—
Initial margin deposit on open futures contracts	—	—	—	—
Initial margin deposit on open currency contracts	—	—	—	—
Dividends and interest receivable	256,706	514,691	1,705,374	343,567
Prepaid expenses	1,694	1,559	2,600	1,446
Receivable for investments sold	3,073,653	—	16,634,468	—
Receivable for fund shares sold	48,310	599,554	288,632	562,606
Unrealized gain on forward contracts	—	—	—	—
Receivable for expense reimbursements	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	520,828,741	425,418,694	1,524,739,070	294,060,111
Liabilities
Accrued expenses	20,114	22,724	21,481	24,135
Payable for investments purchased	2,682,123	—	1,475,795	—
Payable upon return of collateral for securities loaned	11,513,109	23,458,379	30,153,421	6,191,137
Payable for fund shares redeemed	27,094	9,043	45,875	44,077
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	42,648	—	38,065
Payable for investment advisory fees	286,849	67,340	809,646	47,977
Payable for administrative fees	14,376	12,727	29,432	10,985
Payable for director fees	425	358	945	298
Payable for director deferred compensation	171,312	73,540	261,933	31,279
Commitments and contingent liabilities^	—	—	—	—
Total Liabilities	14,715,402	23,686,759	32,798,528	6,387,953
Net Assets
Capital stock (beneficial interest)	370,724,238	266,115,277	991,424,028	221,552,591
Accumulated undistributed net investment income/(loss)	1,828,779	3,723,538	5,425,315	3,003,256
Accumulated undistributed net realized gain/(loss)	29,742,255	21,610,785	116,988,274	6,521,035
Net unrealized appreciation/(depreciation) on:
Investments	103,818,067	110,437,408	378,102,925	56,709,403
Futures contracts	—	(155,073)	—	(114,127)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$506,113,339	$401,731,935	$1,491,940,542	$287,672,158
Shares of beneficial interest outstanding	27,367,367	22,093,469	78,192,426	16,855,456
Net asset value per share	$18.49	$18.18	$19.08	$17.07

(a)	Includes foreign currency holdings of $5,433,126 (cost $5,475,311). (b) Includes foreign currency holdings of $176,673 (cost $175,841).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Partner Worldwide Allocation Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio		Large Cap Index Portfolio

$1,633,221,574	$85,094,628	$790,701,890	$85,880,557	$1,012,753,104	$753,109,244		$455,482,462
1,621,248,893	93,722,983	952,463,552	120,287,758	1,314,677,903	858,758,937		671,569,459
42,232,658	2,570,994	39,354,611	4,710,004	40,763,640	46,641,592		19,391,197
1,663,481,551	96,293,977	991,818,163	124,997,762	1,355,441,543	905,400,529		690,960,656
5,344,218 (a)	8,840	—	—	74,460	209,280	(b)	4,174
943,904	—	—	—	—	—		—
1,260,000	—	—	—	—	—		—
6,467,804	142,809	351,647	54,953	1,801,300	1,417,827		864,095
3,072	1,318	2,433	1,344	2,553	2,211		1,845
22,725	139,510	12,066,451	935,797	—	—		—
72,270	39	20,662	6	11,220	144,907		715,840
779,380	—	—	—	—	—		—
—	22,253	—	15,716	—	—		—
2,156,316	—	—	—	—	387,458		—
1,680,531,240	96,608,746	1,004,259,356	126,005,578	1,357,331,076	907,562,212		692,546,610

244,416	15,909	19,990	20,786	20,417	47,093		23,114
4,889,607	292,138	—	959,745	7,597,217	—		—
16,401,014	1,232,175	—	3,546,303	—	1,213,950		848,560
15,375	37,954	500,020	13,317	24,603	109,123		54,801
820,700	—	—	—	—	—		—
1,983,035	—	—	—	—	90,423		79,010
1,161,559	76,583	343,214	82,981	690,064	470,383		115,918
31,749	8,118	22,112	8,534	27,369	20,502		17,099
1,194	150	778	158	895	671		531
245,957	23,796	322,948	25,322	168,078	184,916		110,547
—	—	—	—	—	—		—
25,794,606	1,686,823	1,209,062	4,657,146	8,528,643	2,137,061		1,249,580

1,639,713,152	83,949,007	803,665,147	81,087,525	946,592,020	739,049,082		457,502,911
37,690,465	508,573	36,559	115,741	20,123,837	12,242,087		11,321,398
(52,653,105)	(735,006)	(1,767,685)	1,027,961	39,398,137	822,123		(12,821,723)
30,259,977	11,199,349	201,116,273	39,117,205	342,688,439	152,291,285		235,478,194
(35,157)	—	—	—	—	1,034,854		(183,750)
(41,320)	—	—	—	—	—		—
(197,378)	—	—	—	—	(14,280)		—
$1,654,736,634	$94,921,923	$1,003,050,294	$121,348,432	$1,348,802,433	$905,425,151		$691,297,030
182,017,715	7,306,680	36,281,851	6,736,187	80,100,485	74,857,438		22,273,192
$9.09	$12.99	$27.65	$18.01	$16.84	$12.10		$31.04

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2016	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio
Assets
Investments at cost	$862,045,405	$1,493,870,018	$260,671,981	$908,684,967
Investments in securities at value	768,178,901	1,419,276,988	236,616,594	857,967,727
Investments in affiliates at value	86,553,853	83,194,749	23,394,720	40,830,438
Investments at Value	854,732,754	1,502,471,737	260,011,314	898,798,165
Cash	—	5,797	72,721	—
Dividends and interest receivable	11,647,469	12,872,393	845,665	3,726,806
Prepaid expenses	2,053	2,808	1,415	2,183
Receivable for investments sold	8,262	—	—	687
Receivable for fund shares sold	99,018	164,251	25,053	44,676
Receivable for variation margin	—	379,500	—	46,078
Total Assets	866,489,556	1,515,896,486	260,956,168	902,618,595
Liabilities
Accrued expenses	22,323	28,609	17,421	25,215
Cash overdraft	1	—	—	1
Payable for investments purchased	—	79,329,389	54,730,287	13,643,672
Payable upon return of collateral for securities loaned	74,873,939	7,919,140	11,000,368	3,886,725
Payable for fund shares redeemed	49,053	17,709	124,599	146,217
Payable for variation margin	—	381,757	—	314,858
Payable for investment advisory fees	266,089	480,749	57,702	298,867
Payable for administrative fees	18,641	28,300	9,634	20,116
Payable for director fees	612	1,013	150	661
Payable for director deferred compensation	163,123	247,711	51,034	186,859
Commitments and contingent liabilities^	—	—	—	—
Mortgage dollar roll deferred revenue	—	52,846	32,945	8,968
Total Liabilities	75,393,781	88,487,223	66,024,140	18,532,159
Net Assets
Capital stock (beneficial interest)	873,691,696	1,417,364,207	196,509,508	897,907,731
Accumulated undistributed net investment income/(loss)	(147,170)	185,566	16,847	387,555
Accumulated undistributed net realized gain/(loss)	(75,136,100)	986,492	(933,660)	(4,804,189)
Net unrealized appreciation/(depreciation) on:
Investments	(7,312,651)	8,601,719	(660,667)	(9,886,802)
Futures contracts	—	271,279	—	482,141
Total Net Assets	$791,095,775	$1,427,409,263	$194,932,028	$884,086,436
Shares of beneficial interest outstanding	165,819,082	141,750,945	17,967,906	90,145,274
Net asset value per share	$4.77	$10.07	$10.85	$9.81

^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2016	Money Market Portfolio
Assets
Investments at cost	$191,105,296
Investments in securities at value	191,105,296
Investments at Value	191,105,296	*
Cash	4,803
Dividends and interest receivable	72,145
Prepaid expenses	1,396
Receivable for fund shares sold	839,211
Total Assets	192,022,851
Liabilities
Accrued expenses	16,513
Payable for fund shares redeemed	4,946
Payable for investment advisory fees	56,087
Payable for administrative fees	9,551
Payable for director fees	150
Payable for expense reimbursements	10,705
Commitments and contingent liabilities^	—
Total Liabilities	97,952
Net Assets
Capital stock (beneficial interest)	191,927,743
Accumulated undistributed net realized gain/(loss)	(2,844)
Total Net Assets	$191,924,899
Shares of beneficial interest outstanding	191,925,875
Net asset value per share	$1.00

*	Securities held by this Portfolio are valued on the basis of amortized cost, which approximates market value.

^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2016	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$8,869,883	$37,279,861	$57,720,001	$19,358,370
Interest	392,082	20,933,168	68,088,091	47,568,838
Income from mortgage dollar rolls	207,062	3,883,886	12,974,504	9,418,183
Income from securities loaned, net	742	638,267	1,075,543	335,794
Income from affiliated investments	5,147,448	31,645,585	60,554,181	33,052,352
Foreign tax withholding	(70,436)	(243,465)	(451,623)	(43,927)
Total Investment Income	14,546,781	94,137,302	199,960,697	109,689,610
Expenses
Adviser fees	7,305,864	33,079,151	52,764,833	24,775,783
Sub-Adviser fees	—	—	—	—
Administrative service fees	258,283	979,349	1,673,073	870,389
Audit and legal fees	35,718	54,903	73,256	51,160
Custody fees	138,583	216,930	298,870	180,859
Insurance expenses	9,367	27,650	45,378	24,067
Directors’ fees	29,695	108,591	198,793	100,727
Other expenses	41,087	94,957	117,564	76,576
Total Expenses Before Reimbursement	7,818,597	34,561,531	55,171,767	26,079,561
Less:
Reimbursement from adviser	(2,080,767)	(11,100,339)	(14,561,747)	(5,595,019)
Total Net Expenses	5,737,830	23,461,192	40,610,020	20,484,542
Net Investment Income/(Loss)	8,808,951	70,676,110	159,350,677	89,205,068
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,867,449	32,043,889	31,523,966	18,654,728
Affiliated investments	(67,926)	—	—	—
Distributions of realized capital gains from affiliated investments	9,970,813	55,036,774	56,508,871	16,102,332
Futures contracts	(12,598,525)	(38,282,515)	(25,076,783)	16,052,216
Foreign currency and forward contract transactions	215,442	883,775	1,169,066	354,028
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	61,238,912	264,148,453	413,464,371	123,614,785
Affiliated investments	22,972,375	119,491,858	136,719,520	48,236,246
Futures contracts	(1,245,543)	(6,230,121)	(11,978,663)	(5,883,551)
Foreign currency transactions	(2,899)	(4,408)	(7,253)	(1,873)
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	90,350,098	427,087,705	602,323,095	217,128,911
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$99,159,049	$497,763,815	$761,673,772	$306,333,979

(a)	Includes foreign capital gain taxes paid of $1.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Healthcare Portfolio	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio

$1,344,880	$4,810,826	$5,327,656	$554,490	$1,994,781	$1,282,864	$4,522,126
1,009,198	6,369,992	15,253,412	3,886,180	10,574	2,446	5,216
46,945	286,694	279,244	217,960	—	—	—
—	44,067	13,877	414	—	7,998	—
35,855	174,868	278,892	130,022	39,348	8,284	8,349
(55,496)	(157,215)	(145,831)	—	(118,990)	(125,888)	(630)
2,381,382	11,529,232	21,007,250	4,789,066	1,925,713	1,175,704	4,535,061

525,231	1,799,800	2,053,787	582,303	661,499	247,761	1,356,871
—	—	—	—	944,921	358,534	—
94,545	138,902	172,420	100,963	112,430	89,151	110,529
31,135	33,379	34,189	32,336	29,984	40,906	30,043
86,274	106,960	109,260	30,179	12,343	78,907	7,966
5,265	6,348	7,125	5,352	5,647	5,121	5,648
8,528	20,656	24,812	8,658	8,483	8,483	9,674
54,655	61,788	70,157	42,273	13,582	15,443	13,908
805,633	2,167,833	2,471,750	802,064	1,788,889	844,306	1,534,639

(158,755)	—	—	—	(121,046)	(168,864)	—
646,878	2,167,833	2,471,750	802,064	1,667,843	675,442	1,534,639
1,734,504	9,361,399	18,535,500	3,987,002	257,870	500,262	3,000,422

(1,803,308)	(2,451,828)	(6,190,735)	(646,147)	(25,825,404)	538,026 (a)	9,801
—	—	—	—	—	—	—
—	67	8	—	—	13	—
23,287	139,395	(1,027,305)	152,167	—	—	—
(9,617)	(23,540)	(25,069)	—	(47,225)	6,377	—
83	1,247	—	(10,495)	—	—	—
5,218,992	15,165,726	23,388,479	3,072,537	(5,249,994)	3,925,436	8,247,409
—	—	—	—	—	—	—
(6,091)	(6,501)	438,905	11,934	—	—	—
599	(1,278)	271	—	2,779	693	(32)
(1,172)	(17,586)	—	9,568	—	—	—
3,422,773	12,805,702	16,584,554	2,589,564	(31,119,844)	4,470,545	8,257,178

$5,157,277	$22,167,101	$35,120,054	$6,576,566	$(30,861,974)	$4,970,807	$11,257,600

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2016	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio
Investment Income
Dividends	$5,337,133	$4,348,785	$13,654,430	$3,582,066
Interest	42,874	10,574	218,983	8,675
Income from securities loaned, net	183,692	259,023	121,736	57,041
Income from affiliated investments	53,176	59,041	325,625	45,241
Foreign tax withholding	(27,314)	(524)	—	—
Total Investment Income	5,589,561	4,676,899	14,320,774	3,693,023
Expenses
Adviser fees	2,908,308	634,339	8,187,682	439,884
Sub-Adviser fees	—	—	—	—
Administrative service fees	157,768	137,090	307,631	119,590
Audit and legal fees	31,065	32,105	34,864	31,627
Custody fees	21,306	37,078	29,576	37,055
Insurance expenses	7,247	6,242	11,019	5,766
Directors’ fees	27,511	20,110	55,632	12,494
Other expenses	18,958	19,217	27,955	16,664
Total Expenses Before Reimbursement	3,172,163	886,181	8,654,359	663,080
Less:
Reimbursement from adviser	—	—	—	—
Total Net Expenses	3,172,163	886,181	8,654,359	663,080
Net Investment Income/(Loss)	2,417,398	3,790,718	5,666,415	3,029,943
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	33,252,584	23,399,658	131,925,669	9,365,375
Distributions of realized capital gains from affiliated investments	228	267	402	66
Futures contracts	—	2,731,830	—	805,027
Foreign currency and forward contract transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	68,760,261	49,395,416	196,840,008	30,252,816
Futures contracts	—	(125,093)	—	(76,091)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	102,013,073	75,402,078	328,766,079	40,347,193
Net Increase/(Decrease) in Net Assets Resulting From Operations	$104,430,471	$79,192,796	$334,432,494	$43,377,136

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Partner Worldwide Allocation Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio

$46,364,162	$1,230,611	$9,741,586	$959,481	$27,700,199	$18,142,434	$12,746,651
10,425,810	14,961	207,713	32,274	11,466	201,692	13,666
420,844	42,153	5,520	70,761	55,627	108,785	28,989
138,024	7,875	210,007	7,466	174,740	289,574	108,082
(3,850,053)	(1,795)	—	(1,703)	(50,367)	(812,015)	—
53,498,787	1,293,805	10,164,826	1,068,279	27,891,665	17,930,470	12,897,388

7,485,520	309,075	4,107,329	456,209	7,170,289	5,300,667	1,162,816
5,983,111	530,716	—	457,046	—	—	—
370,280	95,912	264,830	100,548	295,109	235,067	184,654
55,049	29,895	34,444	29,586	34,652	35,039	33,715
771,887	10,742	22,988	29,112	32,203	102,969	34,341
12,391	5,282	9,730	5,377	10,291	8,997	7,323
68,603	8,655	52,620	8,707	51,331	39,825	29,610
104,118	13,521	24,572	13,615	26,204	40,911	21,593
14,850,959	1,003,798	4,516,513	1,100,200	7,620,079	5,763,475	1,474,052

—	(238,907)	—	(169,761)	—	—	—
14,850,959	764,891	4,516,513	930,439	7,620,079	5,763,475	1,474,052
38,647,828	528,914	5,648,313	137,840	20,271,586	12,166,995	11,423,336

(27,138,072)	(678,101)	3,538,287	1,466,317	39,653,657	19,676,832	2,126,832
449	5	—	32	—	60	7
(596,133)	—	(4,188,582)	—	—	918,544	2,552,767
(471,041)	—	4,010	(140)	—	175,900	—
43,064,605	5,420,396	(22,137,200)	889,008	139,629,657	15,836,439	51,275,614
182,738	—	(1,039,585)	—	—	(2,345,523)	(146,364)
(60,501)	—	—	—	—	—	—
31,912	—	4,773	190	—	(2,983)	—
15,013,957	4,742,300	(23,818,297)	2,355,407	179,283,314	34,259,269	55,808,856
$53,661,785	$5,271,214	$(18,169,984)	$2,493,247	$199,554,900	$46,426,264	$67,232,192

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2016	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio
Investment Income
Dividends	$654,757	$1,314,552	$—	$220,188
Interest	44,398,120	51,628,060	3,048,607	19,605,035
Income from mortgage dollar rolls	—	1,026,470	755,853	222,949
Income from securities loaned, net	395,547	174,954	11,600	35,513
Income from affiliated investments	156,299	394,168	91,863	196,605
Total Investment Income	45,604,723	54,538,204	3,907,923	20,280,290
Expenses
Adviser fees	2,989,494	5,621,870	638,251	3,404,752
Administrative service fees	214,527	332,984	112,825	233,214
Audit and legal fees	35,332	38,374	29,817	35,880
Custody fees	18,350	39,350	12,862	29,477
Insurance expenses	8,402	11,299	5,665	8,965
Directors’ fees	36,557	59,462	9,617	40,602
Other expenses	40,409	50,306	23,184	43,082
Total Expenses Before Reimbursement	3,343,071	6,153,645	832,221	3,795,972
Total Net Expenses	3,343,071	6,153,645	832,221	3,795,972
Net Investment Income/(Loss)	42,261,652	48,384,559	3,075,702	16,484,318
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(16,120,349)	3,399,443	(785,152)	1,087,266
Distributions of realized capital gains from affiliated investments	825	229	12	56
Futures contracts	—	542,421	—	(772,751)
Swap agreements	225,055	(431,845)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	63,124,768	29,194,319	(858,199)	6,393,006
Futures contracts	—	(431,859)	—	339,915
Net Realized and Unrealized Gains/(Losses)	47,230,299	32,272,708	(1,643,339)	7,047,492
Net Increase/(Decrease) in Net Assets Resulting From Operations	$89,491,951	$80,657,267	$1,432,363	$23,531,810

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2016	Money Market Portfolio
Investment Income
Interest	$740,926
Total Investment Income	740,926
Expenses
Adviser fees	587,646
Administrative service fees	109,899
Audit and legal fees	29,217
Custody fees	12,576
Insurance expenses	5,572
Directors’ fees	7,776
Other expenses	16,472
Total Expenses Before Reimbursement	769,158
Less:
Reimbursement from adviser	(28,232)
Total Net Expenses	740,926
Net Investment Income/(Loss)	—
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(2,844)
Net Realized and Unrealized Gains/(Losses)	(2,844)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(2,844)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$8,808,951	$6,951,429	$70,676,110	$59,950,102
Net realized gains/(losses)	7,387,253	53,544,165	49,681,923	221,944,080
Change in net unrealized appreciation/(depreciation)	82,962,845	(65,972,075)	377,405,782	(321,796,385)
Net Change in Net Assets Resulting From Operations	99,159,049	(5,476,481)	497,763,815	(39,902,203)
Distributions to Shareholders
From net investment income	(9,699,089)	(10,016,955)	(71,972,085)	(63,263,996)
From net realized gains	(53,887,684)	(64,276,808)	(205,042,436)	(221,020,955)
Total Distributions to Shareholders	(63,586,773)	(74,293,763)	(277,014,521)	(284,284,951)
Capital Stock Transactions
Sold	53,379,686	97,207,283	117,943,428	243,080,600
Distributions reinvested	63,586,773	74,293,763	277,014,521	284,284,951
Redeemed	(56,669,269)	(29,062,185)	(188,096,646)	(80,097,344)
Total Capital Stock Transactions	60,297,190	142,438,861	206,861,303	447,268,207
Net Increase/(Decrease) in Net Assets	95,869,466	62,668,617	427,610,597	123,081,053
Net Assets, Beginning of Period	967,558,523	904,889,906	4,898,078,619	4,774,997,566
Net Assets, End of Period	$1,063,427,989	$967,558,523	$5,325,689,216	$4,898,078,619
Accumulated Undistributed Net Investment Income/(Loss)	$8,928,983	$9,765,509	$70,799,623	$71,853,420
Capital Stock Share Transactions
Sold	3,855,769	6,446,047	8,584,715	16,716,940
Distributions reinvested	4,904,949	5,050,527	21,432,624	20,023,028
Redeemed	(4,037,160)	(1,923,556)	(13,686,052)	(5,535,532)

Total Capital Stock Share Transactions	4,723,558	9,573,018	16,331,287	31,204,436

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Growth and Income Plus Portfolio		Balanced Income Plus Portfolio
12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015

$159,350,677	$137,851,838	$89,205,068	$69,925,732	$1,734,504	$1,811,467	$9,361,399	$8,749,921
64,125,120	270,719,455	51,163,304	60,786,937	(1,789,555)	1,294,358	(2,334,659)	11,262,969
538,197,975	(459,388,269)	165,965,607	(154,990,742)	5,212,328	(3,781,689)	15,140,361	(20,715,817)
761,673,772	(50,816,976)	306,333,979	(24,278,073)	5,157,277	(675,864)	22,167,101	(702,927)

(149,917,958)	(131,649,087)	(74,694,401)	(69,007,378)	(1,812,791)	(1,713,253)	(8,280,417)	(6,723,615)
(226,127,215)	(339,666,242)	(49,387,817)	(105,251,002)	(1,403,976)	(3,260,084)	(11,442,058)	(10,737,920)
(376,045,173)	(471,315,329)	(124,082,218)	(174,258,380)	(3,216,767)	(4,973,337)	(19,722,475)	(17,461,535)

109,443,688	248,462,245	351,516,759	496,567,865	12,525,190	8,840,886	46,346,621	34,411,525
376,045,173	471,315,329	124,082,218	174,258,380	3,216,767	4,973,337	19,722,475	17,461,535
(266,975,796)	(148,152,856)	(62,889,975)	(51,537,032)	(8,901,681)	(10,505,454)	(26,216,280)	(23,670,541)
218,513,065	571,624,718	412,709,002	619,289,213	6,840,276	3,308,769	39,852,816	28,202,519

604,141,664	49,492,413	594,960,763	420,752,760	8,780,786	(2,340,432)	42,297,442	10,038,057
8,657,254,814	8,607,762,401	4,100,107,840	3,679,355,080	78,779,061	81,119,493	313,076,544	303,038,487
$9,261,396,478	$8,657,254,814	$4,695,068,603	$4,100,107,840	$87,559,847	$78,779,061	$355,373,986	$313,076,544
$159,386,237	$149,830,112	$88,718,811	$74,352,002	$1,697,121	$1,781,865	$9,245,351	$8,403,985

8,291,033	18,055,739	28,042,093	38,938,072	1,239,808	840,320	3,303,376	2,336,044
29,672,472	35,190,381	10,125,441	13,980,711	334,770	486,571	1,473,817	1,220,233
(20,205,143)	(10,880,050)	(5,028,395)	(4,053,106)	(893,012)	(996,250)	(1,877,855)	(1,616,429)

17,758,362	42,366,070	33,139,139	48,865,677	681,566	330,641	2,899,338	1,939,848

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Diversified Income Plus Portfolio		Opportunity Income Plus Portfolio
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$18,535,500	$17,005,900	$3,987,002	$3,006,317
Net realized gains/(losses)	(7,243,101)	2,102,185	(504,475)	(488,440)
Change in net unrealized appreciation/(depreciation)	23,827,655	(19,542,298)	3,094,039	(2,908,181)
Net Change in Net Assets Resulting From Operations	35,120,054	(434,213)	6,576,566	(390,304)
Distributions to Shareholders
From net investment income	(17,529,531)	(15,370,120)	(3,939,453)	(2,967,738)
From net realized gains	(1,400,147)	(9,166,017)	—	—
Total Distributions to Shareholders	(18,929,678)	(24,536,137)	(3,939,453)	(2,967,738)
Capital Stock Transactions
Sold	65,711,402	60,503,894	48,746,545	35,378,258
Issued in connection with merger	—	—	—	—
Distributions reinvested	18,929,678	24,536,137	3,939,453	2,967,738
Redeemed	(17,612,443)	(17,832,528)	(14,628,664)	(7,084,172)
Total Capital Stock Transactions	67,028,637	67,207,503	38,057,334	31,261,824
Net Increase/(Decrease) in Net Assets	83,219,013	42,237,153	40,694,447	27,903,782
Net Assets, Beginning of Period	479,572,785	437,335,632	99,664,967	71,761,185
Net Assets, End of Period	$562,791,798	$479,572,785	$140,359,414	$99,664,967
Accumulated Undistributed Net Investment Income/(Loss)	$18,664,203	$17,565,006	$37,640	$39,603
Capital Stock Share Transactions
Sold	8,581,927	7,685,123	4,825,048	3,497,874
Issued in connection with merger	—	—	—	—
Distributions reinvested	2,550,516	3,202,649	392,526	294,285
Redeemed	(2,313,107)	(2,290,169)	(1,463,262)	(700,732)

Total Capital Stock Share Transactions	8,819,336	8,597,603	3,754,312	3,091,427

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Healthcare Portfolio		Partner Emerging Markets Equity Portfolio		Real Estate Securities Portfolio		Small Cap Stock Portfolio
12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015

$257,870	$7,666,795	$500,262	$522,930	$3,000,422	$2,657,093	$2,417,398	$1,658,505
(25,872,629)	6,297,295	544,416	266,410	9,801	302,504	33,252,812	16,713,717
(5,247,215)	(12,721,513)	3,926,129	(7,594,428)	8,247,377	735,932	68,760,261	(32,780,045)
(30,861,974)	1,242,577	4,970,807	(6,805,088)	11,257,600	3,695,529	104,430,471	(14,407,823)

(7,625,521)	(9,026)	(510,872)	(580,153)	(2,477,260)	(2,187,603)	(1,427,353)	(1,376,310)
(6,901,059)	(9,023,465)	—	—	(660,933)	(6,314,500)	(20,830,835)	(39,985,690)
(14,526,580)	(9,032,491)	(510,872)	(580,153)	(3,138,193)	(8,502,103)	(22,258,188)	(41,362,000)

20,963,705	92,802,357	11,839,342	7,350,729	24,335,056	21,146,056	8,684,051	6,004,931
—	—	—	—	—	—	—	129,919,332
14,526,580	9,032,491	510,872	580,153	3,138,193	8,502,103	22,258,188	41,362,000
(18,915,747)	(3,931,639)	(3,801,159)	(5,542,564)	(11,102,876)	(11,848,142)	(20,769,745)	(14,085,913)
16,574,538	97,903,209	8,549,055	2,388,318	16,370,373	17,800,017	10,172,494	163,200,350

(28,814,016)	90,113,295	13,008,990	(4,996,923)	24,489,780	12,993,443	92,344,777	107,430,527
192,234,880	102,121,585	43,464,699	48,461,622	155,538,307	142,544,864	413,768,562	306,338,035
$163,420,864	$192,234,880	$56,473,689	$43,464,699	$180,028,087	$155,538,307	$506,113,339	$413,768,562
$195,587	$7,610,463	$426,203	$430,436	$2,951,342	$2,605,351	$1,828,779	$1,283,325

1,229,575	4,458,973	1,038,037	623,165	1,040,150	925,981	521,560	346,038
—	—	—	—	—	—	—	8,046,136
906,670	434,112	46,143	48,589	132,685	422,209	1,503,525	2,420,926
(1,132,464)	(195,496)	(340,356)	(469,831)	(491,936)	(539,452)	(1,307,173)	(838,753)

1,003,781	4,697,589	743,824	201,923	680,899	808,738	717,912	9,974,347

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Small Cap Index Portfolio		Mid Cap Stock Portfolio
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$3,790,718	$3,156,160	$5,666,415	$4,852,527
Net realized gains/(losses)	26,131,755	22,865,934	131,926,071	117,649,621
Change in net unrealized appreciation/(depreciation)	49,270,323	(32,413,176)	196,840,008	(104,979,812)
Net Change in Net Assets Resulting From Operations	79,192,796	(6,391,082)	334,432,494	17,522,336
Distributions to Shareholders
From net investment income	(3,140,256)	(2,182,237)	(4,831,544)	(4,486,191)
From net realized gains	(22,598,303)	(19,386,011)	(131,855,876)	(81,601,370)
Total Distributions to Shareholders	(25,738,559)	(21,568,248)	(136,687,420)	(86,087,561)
Capital Stock Transactions
Sold	60,369,176	35,257,316	17,646,659	10,660,395
Issued in connection with merger	—	—	—	445,589,040
Distributions reinvested	25,738,559	21,568,248	136,687,420	86,087,561
Redeemed	(17,697,606)	(17,625,251)	(54,718,867)	(31,809,954)
Total Capital Stock Transactions	68,410,129	39,200,313	99,615,212	510,527,042
Net Increase/(Decrease) in Net Assets	121,864,366	11,240,983	297,360,286	441,961,817
Net Assets, Beginning of Period	279,867,569	268,626,586	1,194,580,256	752,618,439
Net Assets, End of Period	$401,731,935	$279,867,569	$1,491,940,542	$1,194,580,256
Accumulated Undistributed Net Investment Income/(Loss)	$3,723,538	$3,093,435	$5,425,315	$4,149,933
Capital Stock Share Transactions
Sold	3,692,564	2,092,201	1,010,543	601,576
Issued in connection with merger	—	—	—	27,661,254
Distributions reinvested	1,755,053	1,288,595	9,015,785	5,111,268
Redeemed	(1,097,646)	(1,041,563)	(3,243,947)	(1,878,331)

Total Capital Stock Share Transactions	4,349,971	2,339,233	6,782,381	31,495,767

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio		Partner All Cap Portfolio		Large Cap Growth Portfolio
12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015

$3,029,943	$1,922,514	$38,647,828	$34,134,390	$528,914	$282,439	$5,648,313	$4,375,599
10,170,468	10,955,840	(28,204,797)	(17,767,952)	(678,096)	3,983,649	(646,285)	113,543,834
30,176,725	(18,371,677)	43,218,754	(29,806,722)	5,420,396	(2,955,105)	(23,172,012)	(10,047,363)
43,377,136	(5,493,323)	53,661,785	(13,440,284)	5,271,214	1,310,983	(18,169,984)	107,872,070

(1,921,723)	(1,183,197)	(35,720,547)	(41,262,492)	(240,353)	(263,625)	(5,522,479)	(4,480,734)
(11,233,356)	(7,456,805)	—	—	(4,074,564)	(8,194,852)	(85,392,249)	—
(13,155,079)	(8,640,002)	(35,720,547)	(41,262,492)	(4,314,917)	(8,458,477)	(90,914,728)	(4,480,734)

69,403,024	45,971,973	18,483,768	30,446,483	11,037,988	19,782,668	17,102,897	26,854,540
—	—	—	—	—	—	—	61,211,950
13,155,079	8,640,002	35,720,547	41,262,492	4,314,917	8,458,477	90,914,728	4,480,734
(5,278,292)	(5,371,848)	(22,969,541)	(18,736,363)	(7,602,381)	(4,376,941)	(105,532,973)	(90,795,950)
77,279,811	49,240,127	31,234,774	52,972,612	7,750,524	23,864,204	2,484,652	1,751,274

107,501,868	35,106,802	49,176,012	(1,730,164)	8,706,821	16,716,710	(106,600,060)	105,142,610
180,170,290	145,063,488	1,605,560,622	1,607,290,786	86,215,102	69,498,392	1,109,650,354	1,004,507,744
$287,672,158	$180,170,290	$1,654,736,634	$1,605,560,622	$94,921,923	$86,215,102	$1,003,050,294	$1,109,650,354
$3,003,256	$1,897,754	$37,690,465	$33,094,109	$508,573	$255,055	$36,559	$(98,849)

4,383,386	2,837,565	2,065,052	3,182,107	883,585	1,444,191	600,671	893,765
—	—	—	—	—	—	—	2,142,856
893,433	536,230	4,194,226	4,320,951	368,655	636,871	3,505,276	145,529
(337,826)	(332,173)	(2,561,643)	(1,997,479)	(607,926)	(318,427)	(3,737,485)	(3,039,753)

4,938,993	3,041,622	3,697,635	5,505,579	644,314	1,762,635	368,462	142,397

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Growth Stock Portfolio		Large Cap Value Portfolio
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$137,840	$(134,892)	$20,271,586	$17,208,708
Net realized gains/(losses)	1,466,209	4,853,817	39,653,657	69,943,107
Change in net unrealized appreciation/(depreciation)	889,198	4,236,795	139,629,657	(129,207,993)
Net Change in Net Assets Resulting From Operations	2,493,247	8,955,720	199,554,900	(42,056,178)
Distributions to Shareholders
From net investment income	—	—	(16,286,358)	(15,306,586)
From net realized gains	(5,258,920)	(8,951,938)	(70,697,664)	(35,220,436)
Total Distributions to Shareholders	(5,258,920)	(8,951,938)	(86,984,022)	(50,527,022)
Capital Stock Transactions
Sold	21,765,516	24,791,006	18,947,215	7,314,689
Issued in connection with merger	—	—	—	—
Distributions reinvested	5,258,920	8,951,938	86,984,022	50,527,022
Redeemed	(12,983,981)	(5,395,062)	(16,717,880)	(23,242,768)
Total Capital Stock Transactions	14,040,455	28,347,882	89,213,357	34,598,943
Net Increase/(Decrease) in Net Assets	11,274,782	28,351,664	201,784,235	(57,984,257)
Net Assets, Beginning of Period	110,073,650	81,721,986	1,147,018,198	1,205,002,455
Net Assets, End of Period	$121,348,432	$110,073,650	$1,348,802,433	$1,147,018,198
Accumulated Undistributed Net Investment Income/(Loss)	$115,741	$(21,959)	$20,123,837	$15,909,295
Capital Stock Share Transactions
Sold	1,251,720	1,312,766	1,188,892	447,454
Issued in connection with merger	—	—	—	—
Distributions reinvested	323,099	499,634	6,075,364	3,109,413
Redeemed	(735,520)	(282,125)	(1,081,694)	(1,419,730)

Total Capital Stock Share Transactions	839,299	1,530,275	6,182,562	2,137,137

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Stock Portfolio		Large Cap Index Portfolio		High Yield Portfolio		Income Portfolio
12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015

$12,166,995	$11,036,561	$11,423,336	$11,078,421	$42,261,652	$48,070,494	$48,384,559	$50,985,951
20,771,336	(11,510,381)	4,679,606	3,152,666	(15,894,469)	(12,320,952)	3,510,248	4,006,898
13,487,933	27,701,492	51,129,250	(9,132,504)	63,124,768	(53,105,492)	28,762,460	(63,743,049)
46,426,264	27,227,672	67,232,192	5,098,583	89,491,951	(17,355,950)	80,657,267	(8,750,200)

(10,892,157)	(10,019,263)	(10,883,022)	(6,663,271)	(42,506,756)	(48,028,166)	(48,254,930)	(50,670,151)
—	(63,898,912)	(3,760,238)	(2,302,000)	—	—	(1,034,971)	(30,735,056)
(10,892,157)	(73,918,175)	(14,643,260)	(8,965,271)	(42,506,756)	(48,028,166)	(49,289,901)	(81,405,207)

6,567,049	11,194,752	127,865,686	89,820,844	26,319,016	26,632,909	44,403,247	122,259,487
—	30,415,790	—	—	—	—	—	—
10,892,157	73,918,175	14,643,260	8,965,271	42,506,756	48,028,166	49,289,901	81,405,207
(26,483,492)	(24,437,928)	(24,979,907)	(24,176,844)	(36,848,704)	(152,940,377)	(33,671,684)	(169,751,450)
(9,024,286)	91,090,789	117,529,039	74,609,271	31,977,068	(78,279,302)	60,021,464	33,913,244

26,509,821	44,400,286	170,117,971	70,742,583	78,962,263	(143,663,418)	91,388,830	(56,242,163)
878,915,330	834,515,044	521,179,059	450,436,476	712,133,512	855,796,930	1,336,020,433	1,392,262,596
$905,425,151	$878,915,330	$691,297,030	$521,179,059	$791,095,775	$712,133,512	$1,427,409,263	$1,336,020,433
$12,242,087	$10,417,603	$11,321,398	$10,979,600	$(147,170)	$68,605	$185,566	$316,882

572,866	901,555	4,344,678	3,120,135	5,610,450	5,599,070	4,320,096	12,173,633
—	2,717,491	—	—	—	—	—	—
1,002,426	6,278,512	523,643	314,996	9,182,735	9,962,929	4,856,942	7,986,614
(2,309,504)	(1,997,861)	(857,549)	(840,976)	(8,008,229)	(32,135,168)	(3,330,645)	(16,838,619)

(734,212)	7,899,697	4,010,772	2,594,155	6,784,956	(16,573,169)	5,846,393	3,321,628

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Bond Index Portfolio		Limited Maturity Bond Portfolio
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$3,075,702	$2,744,084	$16,484,318	$16,319,881
Net realized gains/(losses)	(785,140)	1,041,644	314,571	1,198,638
Change in net unrealized appreciation/(depreciation)	(858,199)	(2,597,769)	6,732,921	(9,436,984)
Net Change in Net Assets Resulting From Operations	1,432,363	1,187,959	23,531,810	8,081,535
Distributions to Shareholders
From net investment income	(3,058,253)	(2,744,084)	(16,476,116)	(16,313,198)
From net realized gains	(352,623)	—	—	—
Total Distributions to Shareholders	(3,410,876)	(2,744,084)	(16,476,116)	(16,313,198)
Capital Stock Transactions
Sold	51,987,425	20,209,678	61,547,128	112,264,971
Distributions reinvested	3,410,876	2,744,084	16,476,116	16,313,198
Redeemed	(15,781,293)	(14,058,228)	(24,889,095)	(314,787,709)
Total Capital Stock Transactions	39,617,008	8,895,534	53,134,149	(186,209,540)
Net Increase/(Decrease) in Net Assets	37,638,495	7,339,409	60,189,843	(194,441,203)
Net Assets, Beginning of Period	157,293,533	149,954,124	823,896,593	1,018,337,796
Net Assets, End of Period	$194,932,028	$157,293,533	$884,086,436	$823,896,593
Accumulated Undistributed Net Investment Income/(Loss)	$16,847	$(602)	$387,555	$406,288
Capital Stock Share Transactions
Sold	4,651,143	1,837,590	6,270,691	11,475,409
Distributions reinvested	305,984	249,362	1,682,484	1,661,359
Redeemed	(1,431,118)	(1,278,380)	(2,543,844)	(32,154,807)

Total Capital Stock Share Transactions	3,526,009	808,572	5,409,331	(19,018,039)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Money Market Portfolio
12/31/2016	12/31/2015

$—	$(952)
(2,844)	3,579
—	—
(2,844)	2,627

—	—
—	—
—	—
99,009,053	88,468,253
—	—
(53,961,769)	(68,005,209)
45,047,284	20,463,044
45,044,440	20,465,671
146,880,459	126,414,788
$191,924,899	$146,880,459
$—	$—
99,009,053	88,468,253
—	—
(53,961,769)	(68,005,209)

45,047,284	20,463,044

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into twenty-seven separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, four income plus Portfolios, fourteen equity Portfolios, four fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Mergers – At a meeting held on August 14, 2015, contractholders of Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Natural Resources Portfolio, and Thrivent Partner Technology Portfolio (the “Target Portfolios”) approved the merger of the Target Portfolios into the Portfolios shown below (the “Acquiring Portfolios”).

Target Portfolios		Acquiring Portfolios
Partner Small Cap Growth	>	Small Cap Stock
Partner Small Cap Value	>	Small Cap Stock
Mid Cap Growth	>	Mid Cap Stock
Partner Mid Cap Value	>	Mid Cap Stock
Natural Resources	>	Large Cap Stock
Partner Technology	>	Large Cap Growth

The mergers occurred at the close of business on August 21, 2015. Acquisition of the assets and liabilities of the Target Portfolios by the Acquiring Portfolios were followed by the distribution of the Acquiring Portfolios’ shares to the Target Portfolios’ contractholders. The shares issued of the Acquiring Portfolios are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Portfolio	Description	Net Assets as of August 21, 2015
Small Cap Stock	Acquiring Portfolio	$307,383,234
Partner Small Cap Growth	Target Portfolio	$48,776,411
Partner Small Cap Value	Target Portfolio	$81,142,921
Small Cap Stock	After Acquisition	$437,302,566
Mid Cap Stock	Acquiring Portfolio	$725,136,640
Mid Cap Growth	Target Portfolio	$411,465,006
Partner Mid Cap Value	Target Portfolio	$34,124,034
Mid Cap Stock	After Acquisition	$1,170,725,680
Large Cap Stock	Acquiring Portfolio	$822,157,367
Natural Resources	Target Portfolio	$30,415,790
Large Cap Stock	After Acquisition	$852,573,157
Large Cap Growth	Acquiring Portfolio	$983,293,490
Partner Technology	Target Portfolio	$61,211,950
Large Cap Growth	After Acquisition	$1,044,505,440

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

As of August 21, 2015, the net assets of the Target Portfolios were comprised of the following:

Target Portfolio	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Partner Small Cap Growth	$5,116,383	$(155,592)	$17,762,180	$26,053,440
Partner Small Cap Value	$12,172,079	$(465,732)	$106,081,143	$(36,644,569)
Mid Cap Growth	$98,121,712	$43,055	$(204,124)	$313,504,363
Partner Mid Cap Value	$(4,097,780)	$1,374,245	$53,479,724	$(16,632,155)
Natural Resources	$(13,776,587)	$(11,187)	$(4,240,765)	$48,444,329
Partner Technology	$13,378,254	$(163,802)	$114,262	$47,883,236

The Target Portfolios’ capital loss carryovers are carried over to the Acquiring Portfolios. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on January 1, 2015 the Acquiring Portfolios’ pro-forma results of operations for the year ended December 31, 2015 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Small Cap Stock	$(152,472,171)	$3,806,264	$132,587,125	$(16,078,782)
Mid Cap Stock	$(198,911,176)	$5,856,004	$202,884,388	$9,829,216
Large Cap Stock	$20,534,205	$11,163,071	$(11,315,733)	$20,381,543
Large Cap Growth	$(11,635,658)	$4,348,728	$115,283,367	$107,996,437

The financial statements reflect the operations of the Acquiring Portfolios for the period prior to the merger and the combined Portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner Small Cap Growth Portfolio, Thrivent Partner Small Cap Value Portfolio, Thrivent Mid Cap Growth Portfolio, Thrivent Partner Mid Cap Value Portfolio, Thrivent Natural Resources Portfolio, and Thrivent Partner Technology Portfolio that have been included in the Acquiring Portfolios’ Statement of Operations since the mergers were completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearing house end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Adviser follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2016, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2013 through 2016. Additionally, as of December 31, 2016, the tax year ended December 31, 2012 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

As of December 31, 2016, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign markets where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Portfolio is informed of the declaration date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(G) Derivative Financial Instruments – Each of the Portfolios, with the exception of the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Portfolios, with the exception of the Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

During the year ended December 31, 2016, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Growth and Income Plus Porfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Opportunity Income Plus Portfolio, Partner Worldwide Allocation Portfolio, Income Portfolio and Limited Maturity Bond Portfolio used treasury futures to manage the duration and yield curve exposure of the Portfolio versus the benchmark.

During the year ended December 31, 2016, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Growth and Income Plus Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Opportunity Income Plus Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Growth Portfolio, Large Cap Stock Portfolio and Large Cap Index Portfolio used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, with the exception of the Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.

During the year ended December 31, 2016, Partner Worldwide Allocation Portfolio used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

Swap Agreements – All Portfolios, with the exception of the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended December 31, 2016, Growth and Income Plus Portfolio, Balanced Income Plus Portfolio, Opportunity Income Plus Portfolio, High Yield Portfolio and Income Portfolio used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the portfolio.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	872,074	—	872,074	353,795	—	—	518,279(*)
Moderately Aggressive Allocation
Futures Contracts	3,015,222	—	3,015,222	1,399,668	—	—	1,615,554(*)
Moderate Allocation
Futures Contracts	5,060,538	—	5,060,538	735,380	—	—	4,325,158(*)
Moderately Conservative Allocation
Futures Contracts	2,225,765	—	2,225,765	336,388	—	—	1,889,377(*)
Growth and Income Plus
Futures Contracts	16,641	—	16,641	7,309	—	—	9,332(*)
Balanced Income Plus
Futures Contracts	61,238	—	61,238	25,686	—	—	35,552(*)
Diversified Income Plus
Futures Contracts	128,281	—	128,281	16,310	—	—	111,971(*)
Opportunity Income Plus
Futures Contracts	29,948	—	29,948	10,406	—	—	19,542(*)
Partner Worldwide Allocation
Futures Contracts	2,156,316	—	2,156,316	1,983,035	—	—	173,281(*)
Exchange Contracts	779,380	—	779,380	497,840	—	—	281,540(†)
Large Cap Stock
Futures Contracts	387,458	—	387,458	90,423	—	—	297,035(*)
Income
Futures Contracts	379,500	—	379,500	379,500	—	—	—
Limited Maturity Bond
Futures Contracts	46,078	—	46,078	46,078	—	—	—

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	353,795	—	353,795	353,795	—	—	—
Securities Lending	1,164,525	—	1,164,525	1,140,212	—	—	24,313	^
Moderately Aggressive Allocation
Futures Contracts	1,399,668	—	1,399,668	1,399,668	—	—	—
Securities Lending	56,510,060	—	56,510,060	55,147,212	—	—	1,362,848	^
Moderate Allocation
Futures Contracts	735,380	—	735,380	735,380	—	—	—
Securities Lending	186,669,340	—	186,669,340	182,524,792	—	—	4,144,548	^
Moderately Conservative Allocation
Futures Contracts	336,388	—	336,388	336,388	—	—	—
Securities Lending	78,436,450	—	78,436,450	76,871,874	—	—	1,564,576	^
Growth and Income Plus
Futures Contracts	7,309	—	7,309	7,309	—	—	—
Balanced Income Plus
Futures Contracts	25,686	—	25,686	25,686	—	—	—
Securities Lending	6,483,360	—	6,483,360	6,272,457	—	—	210,903	^
Diversified Income Plus
Futures Contracts	16,310	—	16,310	16,310	—	—	—
Securities Lending	172,250	—	172,250	162,954	—	—	9,296	^
Opportunity Income Plus
Futures Contracts	10,406	—	10,406	10,406	—	—	—
Partner Emerging Markets Equity
Securities Lending	981,850	—	981,850	960,599	—	—	21,251	^
Small Cap Stock
Securities Lending	11,513,109	—	11,513,109	11,185,125	—	—	327,984	^
Small Cap Index
Futures Contracts	42,648	—	42,648	—	—	42,648	—
Securities Lending	23,458,379	—	23,458,379	22,811,867	—	—	646,512	^
Mid Cap Stock
Securities Lending	30,153,421	—	30,153,421	29,492,475	—	—	660,946	^
Mid Cap Index
Futures Contracts	38,065	—	38,065	—	—	38,065	—
Securities Lending	6,191,137	—	6,191,137	5,996,089	—	—	195,048	^
Partner Worldwide Allocation
Futures Contracts	1,983,035	—	1,983,035	1,983,035	—	—	—
Exchange Contracts	820,700	—	820,700	497,840	322,860	—	—
Securities Lending	16,401,014	—	16,401,014	15,613,935	—	—	787,079	^
Partner All Cap
Securities Lending	1,232,175	—	1,232,175	1,189,942	—	—	42,233	^
Partner Growth Stock
Securities Lending	3,546,303	—	3,546,303	3,478,468	—	—	67,835	^
Large Cap Stock
Futures Contracts	90,423	—	90,423	90,423	—	—	—
Securities Lending	1,213,950	—	1,213,950	1,147,877	—	—	66,073	^
Large Cap Index
Futures Contracts	79,010	—	79,010	—	—	79,010	—
Securities Lending	848,560	—	848,560	824,413	—	—	24,147	^
High Yield
Securities Lending	74,873,939	—	74,873,939	72,113,357	—	—	2,760,582	^

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Income
Futures Contracts	381,757	—	381,757	379,500	—	2,257	—
Securities Lending	7,919,140	—	7,919,140	7,649,695	—	—	269,445	^
Bond Index
Securities Lending	11,000,368	—	11,000,368	10,769,134	—	—	231,234	^
Limited Maturity Bond
Futures Contracts	314,858	—	314,858	46,078	—	268,780	—
Securities Lending	3,886,725	—	3,886,725	3,756,401	—	—	130,324	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. Securities segregated for collateral are footnoted within each Schedule of Investments. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of collateral received. Any additional collateral is adjusted and settled on the next business day. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive income and corporate action proceeds from Duetsche that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. However, in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2016, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Aggressive Allocation	$1,140,212
Moderately Aggressive Allocation	55,147,212
Moderate Allocation	182,524,792
Moderately Conservative Allocation	76,871,874
Balanced Income Plus	6,272,457

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Portfolio	Securities on Loan
Diversified Income Plus	162,954
Partner Emerging Markets Equity	960,599
Small Cap Stock	11,185,125
Small Cap Index	22,811,867
Mid Cap Stock	29,492,475
Mid Cap Index	5,996,089
Partner Worldwide Allocation	15,613,935
Partner All Cap	1,189,942
Partner Growth Stock	3,478,468
Large Cap Stock	1,147,877
Large Cap Index	824,413
High Yield	72,113,357
Income	7,649,695
Bond Index	10,769,134
Limited Maturity Bond	3,756,401

(J) When-Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2016, none of the Portfolios engaged in this type of investment.

(M) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2016, none of the Portfolios engaged in these types of transactions.

(N) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Portfolios may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(Q) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but management does not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions were consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. The district court has dismissed the claims, but the dismissals are on appeal. If the plaintiffs are successful with their claims, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Thrivent Mid Cap Index Portfolio owned shares of Lyondell stock before the merger and on December 21, 2007 tendered its shares of Lyondell for $1,542,720. On July 27, 2016, the Southern District of New York reversed a bankruptcy court’s dismissal of the intentional fraudulent transfer count in a related adversary proceeding. The action against the Portfolio remains pending, and Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability because of amounts owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(S) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

(T) Bank Loans (Leveraged Loans) – Certain Portfolios may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A portfolio may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a portfolio to make additional investments. Interest

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

rates of bank loan securities typically reset periodically, as the rates are tied a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A portfolio may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(U) Recent Accounting Pronouncements –

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has evaluated the impact of this guidance and has determined there to be no impact to financial statement amounts. However, footnote disclosures related to investments valued using the net asset value per share practical expedient were increased within the Schedule of Investments Fair Valuation Measurement tables to meet the requirement of this guidance.

Investment Company Reporting Modernization.

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments are effective August 1, 2017. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statements and footnote disclosures.

(V) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Portfolio (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $250M	Over $250M
Partner Healthcare	0.950%	0.900%	0.850%	0.800%

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500	Over $2,500M to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500	Over $2,500M to $5,000M	Over $5,000M
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%
Partner All Cap*	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock*	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%

*	Effective January 1, 2017, the fees payable for investment advisory services are 0.650% for the ﬁrst $500 million and 0.600% for assets over $500 million.

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Thrivent Partner Emerging Markets Equity Fund and Thrivent Partner Worldwide Allocation Fund are presented under a separate shareholder report.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), and Goldman Sachs Asset Mangement, LP (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are presented under a separate shareholder report.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by GSAM.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Effective February 22, 2016, the Adviser terminated the subadvisory agreements with Mercator Asset Management, LP (“Mercator”). For the period January 1, 2016 until termination, the fee payable for Mercator was equal to 0.70% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.50% of the next $250 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund (presented under a separate shareholder report) was included in determining breakpoints for the assets managed by Mercator.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with FIAM, LLC (“FIAM”) for the performance of subadvisory services. FIAM is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

(C)	Expense Reimbursements – For the period ended December 31, 2016, voluntarily expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Healthcare	0.07%	N/A
Money Market*	0.01%	N/A

*	Thrivent Financial has voluntarily agreed to reimburse certain portfolio level expenses to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

For the period ended December 31, 2016, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Growth and Income Plus	0.80%	4/30/2017
Partner Healthcare[1]	0.95%	4/30/2017
Partner Emerging Markets Equity[2]	1.30%	4/30/2017
Partner All Cap[3]	0.85%	4/30/2017
Partner Growth Stock[4]	0.80%	4/30/2017

[1]	Prior contractual expense cap of 1.10% expired on April 30, 2016.
[2]	Prior contractual expense cap of 1.40% expired on April 30, 2016.
[3]	Prior contractual expense cap of 0.90% expired on April 30, 2016.
[4]	Prior contractual expense cap of 0.85% expired on April 30, 2016.

The four Asset Allocation Portfolios paid one fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser. For the period ended December 31, 2016, the following expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Aggressive Allocation	0.21%	N/A
Moderately Aggressive Allocation	0.22%	N/A
Moderate Allocation	0.16%	N/A
Moderately Conservative Allocation	0.12%	N/A

Expense reimbursements are accrued daily and paid by Thrivent Financial monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. The Portfolios pay an annual fixed fee per portfolio plus a certain percentage of net assets to Thrivent Financial. These fees are accrued daily and paid monthly. For the year ended December 31, 2016, the Adviser received aggregate fees for accounting and administrative personnel and services of $7,871,963 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of the Fund. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of the Fund. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $540,805 in fees from the Fund for the year ended December 31, 2016. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Fund and the Adviser.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$53,612	$(52,155)	$(1,457)
Moderately Aggressive Allocation	242,178	(238,482)	(3,696)
Moderate Allocation	123,406	(120,135)	(3,271)
Moderately Conservative Allocation	(143,858)	144,643	(785)
Growth and Income Plus	(6,457)	6,933	(476)
Balanced Income Plus	(239,616)	241,680	(2,064)
Diversified Income Plus	93,228	(92,026)	(1,202)
Opportunity Income Plus	(49,512)	49,512	—
Partner Healthcare	(47,225)	47,225	—
Partner Emerging Markets Equity	6,377	(6,377)	—
Real Estate Securities	(177,171)	177,171	—
Small Cap Stock	(444,591)	454,828	(10,237)
Small Cap Index	(20,359)	20,359	—
Mid Cap Stock	440,511	(440,511)	—
Mid Cap Index	(2,718)	2,718	—
Partner Worldwide Allocation	1,669,075	118,326,410	(119,995,485)
Partner All Cap	(35,043)	35,043	—
Large Cap Growth	9,574	(9,574)	—
Partner Growth Stock	(140)	36,757	(36,617)
Large Cap Value	229,314	(229,296)	(18)
Large Cap Stock	549,646	(549,639)	(7)
Large Cap Index	(198,516)	198,516	—
High Yield	29,329	24,424,876	(24,454,205)
Income	(260,945)	260,945	—
Limited Maturity Bond	(26,935)	26,935	—

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Aggressive Allocation	$10,155,073	$4,412,939
Moderately Aggressive Allocation	80,836,958	30,115,350
Moderate Allocation	167,015,092	45,859,320
Moderately Conservative Allocation	104,817,134	29,404,003
Growth and Income Plus	1,768,165	—
Balanced Income Plus	9,469,074	—
Diversified Income Plus	18,897,195	—
Opportunity Income Plus	54,004	—
Partner Healthcare	494,439	—
Partner Emerging Markets Equity	507,471	—
Real Estate Securities	3,093,846	102,327
Small Cap Stock	6,442,665	28,108,980
Small Cap Index	6,340,623	22,939,681
Mid Cap Stock	27,363,056	104,409,415
Mid Cap Index	3,794,965	10,122,296
Partner Worldwide Allocation	39,560,062	—
Partner All Cap	532,369	—
Large Cap Growth	359,507	245,016
Partner Growth Stock	141,063	1,567,456
Large Cap Value	20,291,913	39,617,628
Large Cap Stock	12,920,508	6,077,664
Large Cap Index	12,378,014	3,934,410
High Yield	535,229	—
Income	3,588,320	—
Bond Index	67,881	—
Limited Maturity Bond	415,198	—

#	Undistributed ordinary income may include income derived from short-term capital gains.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

At December 31, 2016, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Thrivent Growth and Income Plus	$1,817,291	Unlimited

Balanced Income Plus	2,611,044	Unlimited

Diversified Income Plus	6,563,478	Unlimited

Opportunity Income Plus	2,193,301	Unlimited

Partner Healthcare	24,455,561	Unlimited

Partner Emerging Markets	691,268	Unlimited

Partner Worldwide Allocation	50,597,027	Unlimited

Partner All Cap	660,843	Unlimited

High Yield	46,838,004	2017
	28,031,031	Unlimited

	74,869,035

Bond Index	785,175	Unlimited

Limited Maturity Bond	4,353,022	2017

Money Market	2,844	Unlimited

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

In addition to the capital loss carryovers noted above, $119,995,485 and $24,454,205 in Partner Worldwide Allocation Portfolio and High Yield Portfolio respectively, expired during the fiscal year 2016.

During the fiscal year 2016, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Partner Emerging Markets Equity	$534,640
Large Cap Stock	15,169,108
Limited Maturity Bond	291,821

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Ordinary Income[a]		Long-Term Capital Gain
Portfolio	12/31/16	12/31/15	12/31/16	12/31/15
Aggressive Allocation	$11,455,287	$20,847,112	$52,131,486	$53,446,651
Moderately Aggressive Allocation	71,972,085	118,236,201	205,042,436	166,048,750
Moderate Allocation	149,917,958	233,639,585	226,127,215	237,675,744
Moderately Conservative Allocation	74,694,401	107,521,545	49,387,817	66,736,835
Growth and Income Plus	1,812,791	3,314,826	1,403,976	1,658,511
Balanced Income Plus	8,280,417	12,159,888	11,442,058	5,301,647
Diversified Income Plus	17,529,531	17,973,443	1,400,147	6,562,694
Opportunity Income Plus	3,939,453	2,967,738	—	—
Partner Healthcare	9,575,755	4,928,752	4,950,825	4,103,739
Partner Emerging Markets Equity	510,872	580,153	—	—
Real Estate Securities	2,477,260	2,532,458	660,933	5,969,645
Small Cap Stock	1,427,353	9,695,095	20,830,835	31,666,905
Small Cap Index	3,163,365	2,834,335	22,575,194	18,733,913
Mid Cap Stock	4,831,544	16,535,329	131,855,876	69,552,232
Mid Cap Index	2,027,771	1,772,997	11,127,308	6,867,005
Partner Worldwide Allocation	35,720,547	41,262,492	—	—
Partner All Cap	1,893,730	3,491,549	2,421,187	4,966,928
Large Cap Growth	5,522,479	4,480,734	85,392,249	—
Partner Growth Stock	—	410,740	5,258,920	8,541,198
Large Cap Value	16,286,358	15,306,586	70,697,664	35,220,436
Large Cap Stock	10,892,157	10,870,927	—	63,047,248
Large Cap Index	11,009,369	7,189,484	3,633,891	1,775,787
High Yield	42,506,756	48,028,166	—	—
Income	48,254,930	54,155,618	1,034,971	27,249,589
Bond Index	3,058,253	2,744,084	352,623	—
Limited Maturity Bond	16,476,116	16,313,198	—	—

(a)	Ordinary income includes income derived from short-term capital gains, if any.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$397,882	$429,915
Moderately Aggressive Allocation	1,812,004	1,954,797
Moderate Allocation	2,933,147	3,190,042
Moderately Conservative Allocation	1,276,234	1,160,703
Growth and Income Plus	68,254	64,188
Balanced Income Plus	237,960	221,908
Diversified Income Plus	340,268	299,710
Opportunity Income Plus	86,313	53,454
Partner Healthcare	180,811	171,513
Partner Emerging Markets Equity	11,779	3,673
Real Estate Securities	46,989	28,207
Small Cap Stock	239,450	251,466
Small Cap Index	114,088	64,443
Mid Cap Stock	267,829	439,384
Mid Cap Index	108,705	39,783
Partner Worldwide Allocation	1,794,823	1,752,238
Partner All Cap	60,929	56,347
Large Cap Growth	653,741	712,666
Partner Growth Stock	59,211	48,918
Large Cap Value	263,956	255,534
Large Cap Stock	518,857	486,242
Large Cap Index	131,082	15,393
High Yield	335,441	271,824
Income	617,702	594,861
Bond Index	14,128	8,600
Limited Maturity Bond	254,615	188,681

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$180,959	$165,885
Moderately Aggressive Allocation	3,190,471	3,071,396
Moderate Allocation	10,409,455	10,115,210
Moderately Conservative Allocation	7,649,129	7,365,476
Growth and Income Plus	37,154	36,544
Balanced Income Plus	231,560	222,808
Diversified Income Plus	228,027	200,622
Opportunity Income Plus	177,491	168,656
Partner Worldwide Allocation	43,719	49,876
Income	904,853	875,719
Bond Index	660,748	626,240
Limited Maturity Bond	294,675	300,853

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2016, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Moderately Aggressive Allocation	46	0.64%
Moderate Allocation	48	1.20%
Moderately Conservative Allocation	47	1.52%
Growth and Income Plus	4	0.19%
Balanced Income Plus	16	1.09%
Diversified Income Plus	19	2.57%
Opportunity Income Plus	19	2.17%
Partner Worldwide Allocation	14	0.34%
High Yield	10	1.90%
Income	6	0.80%
Bond Index	4	0.73%
Limited Maturity Bond	30	10.05%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction, which could result in additional losses to the Portfolio.

(E) Written Option Contracts – During the year ended December 31, 2016, none of the Portfolios engaged in these types of investments.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios or affiliated Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or Fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

During the period ended December 31, 2016, the following Portfolios engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Purchase Amount
Moderately Conservative	$91,060,275
Opportunity Income Plus	1,282,231
Mid Cap Index	13,342,731
Large Cap Index	5,204,456

During the period ended December 31, 2016, the following Portfolios engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Sales Proceeds	Realized Gain/(Loss)
Diversified Income Plus	$2,992,366	$(43,597)
Small Cap Index	12,555,564	3,234,123
Mid cap Index	6,942,247	1,802,467

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2016, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	350,000,000	$0.01
Moderately Aggressive Allocation	700,000,000	0.01
Moderate Allocation	1,200,000,000	0.01
Moderately Conservative Allocation	800,000,000	0.01
Growth and Income Plus	200,000,000	0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	250,000,000	0.01
Opportunity Income Plus	50,000,000	0.01
Partner Healthcare	50,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Real Estate Securities	100,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	700,000,000	0.01
Partner All Cap	100,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	50,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
High Yield	350,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Money Market	1,200,000,000	0.01

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 - which is the primary rule governing the operation of money market portfolios. In connection with the amendments to Rule 2a-7, the Board of Directors of Thrivent Money Market Portfolio (the “Portfolio”) approved changes to the Portfolio’s principal investment strategies to allow the Portfolio to qualify and begin operating as a “government money market portfolio,” effective February 1, 2016. As such, the Portfolio invests at least 99.5% of its total assets in government securities, cash, and repurchase agreements collateralized fully by government securities or cash.

(9) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events through February 20, 2017, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(10) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of December 31, 2016, the following Portfolios had portfolio concentration greater than 25% in certain market sectors.

Portfolio	Sector	% Total Net Assets
Partner Emerging Markets Equity	Financials	28.6%
Large Cap Growth	Information Technology	42.4%
Partner Growth Stock	Consumer Discretionary	26.5%
Partner Growth Stock	Information Technology	36.0%
Large Cap Value	Financials	27.8%
Income	Financials	28.6%
Bond Index	Mortgage-Backed	27.3%
Bond Index	U.S. Govt. & Agencies	43.8%

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2016	$14.19	$0.12	$1.19	$1.31	$(0.14)	$(0.78)
Year Ended 12/31/2015	15.44	0.10	(0.13)	(0.03)	(0.16)	(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
Year Ended 12/31/2013	12.15	0.07	3.17	3.24	(0.17)	(0.18)
Year Ended 12/31/2012	11.40	0.17	1.18	1.35	(0.08)	(0.52)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2016	13.77	0.19	1.14	1.33	(0.20)	(0.58)
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
Year Ended 12/31/2012	11.19	0.21	1.21	1.42	(0.14)	(0.16)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2016	13.09	0.24	0.88	1.12	(0.23)	(0.34)
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
Year Ended 12/31/2012	11.25	0.20	1.10	1.30	(0.19)	(0.08)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2016	12.27	0.24	0.63	0.87	(0.22)	(0.14)
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
Year Ended 12/31/2012	11.28	0.18	0.89	1.07	(0.19)	(0.09)
GROWTH AND INCOME PLUS PORTFOLIO
Year Ended 12/31/2016	9.97	0.20	0.44	0.64	(0.23)	(0.18)
Year Ended 12/31/2015	10.72	0.24	(0.32)	(0.08)	(0.23)	(0.44)
Year Ended 12/31/2014	11.66	0.18	0.09	0.27	(0.30)	(0.91)
Year Ended 12/31/2013	9.82	0.33	1.74	2.07	(0.23)	—
Year Ended 12/31/2012	8.81	0.24	0.91	1.15	(0.14)	—
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2016	14.03	0.37	0.57	0.94	(0.37)	(0.51)
Year Ended 12/31/2015	14.87	0.38	(0.38)	0.00	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
Year Ended 12/31/2012	14.48	0.33	1.42	1.75	(0.34)	(0.47)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2016	7.53	0.25	0.27	0.52	(0.27)	(0.02)
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
Year Ended 12/31/2013	7.23	0.21	0.59	0.80	(0.19)	—
Year Ended 12/31/2012	6.56	0.19	0.74	0.93	(0.26)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.92)	$14.58	10.11%	$1,063.4	0.58%	0.89%	0.79%	0.68%	65%
(1.22)	14.19	(0.45)%	967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%
(0.35)	15.04	27.05%	799.4	0.46%	0.53%	0.47%	0.52%	43%
(0.60)	12.15	12.25%	608.2	0.49%	1.45%	0.49%	1.45%	69%

(0.78)	14.32	10.23%	5,325.7	0.47%	1.41%	0.69%	1.19%	106%
(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%
(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%
(0.30)	12.31	12.87%	3,056.0	0.40%	1.83%	0.40%	1.83%	93%

(0.57)	13.64	8.89%	9,261.4	0.46%	1.80%	0.62%	1.64%	159%
(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%
(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%
(0.27)	12.28	11.72%	5,337.9	0.38%	1.98%	0.38%	1.98%	121%

(0.36)	12.78	7.24%	4,695.1	0.47%	2.03%	0.59%	1.90%	211%
(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%
(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%
(0.28)	12.07	9.59%	2,920.3	0.41%	1.95%	0.41%	1.95%	190%

(0.41)	10.20	6.63%	87.6	0.80%	2.15%	1.00%	1.95%	129%
(0.67)	9.97	(0.81)%	78.8	0.80%	2.24%	0.99%	2.06%	191%
(1.21)	10.72	2.21%	81.1	0.80%	2.30%	0.94%	2.16%	176%
(0.23)	11.66	21.24%	65.5	0.79%	2.10%	0.85%	2.04%	153%
(0.14)	9.82	13.17%	102.1	0.81%	2.56%	0.81%	2.56%	160%

(0.88)	14.09	7.06%	355.4	0.66%	2.86%	0.66%	2.86%	140%
(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%
(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%
(0.81)	15.42	12.42%	239.3	0.45%	1.93%	0.45%	1.93%	142%

(0.29)	7.76	7.08%	562.8	0.48%	3.61%	0.48%	3.61%	103%
(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%
(0.19)	7.84	11.17%	362.7	0.49%	3.88%	0.49%	3.88%	150%
(0.26)	7.23	14.48%	229.7	0.52%	4.58%	0.52%	4.58%	155%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2016	$9.81	$0.34		$0.28	$0.62	$(0.34)	$—
Year Ended 12/31/2015	10.15	0.35		(0.35)	0.00	(0.34)	—
Year Ended 12/31/2014	10.15	0.35		0.00	0.35	(0.35)	—
Year Ended 12/31/2013	10.64	0.26		(0.40)	(0.14)	(0.26)	(0.09)
Year Ended 12/31/2012	10.45	0.16		0.44	0.60	(0.16)	(0.25)
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2016	19.45	0.00		(3.02)	(3.02)	(0.75)	(0.67)
Year Ended 12/31/2015	19.70	0.78	***	0.20	0.98	0.00	(1.23)
Year Ended 12/31/2014	16.84	0.01		3.98	3.99	—	(1.13)
Year Ended 12/31/2013	13.39	(0.02)		4.10	4.08	(0.05)	(0.58)
Year Ended 12/31/2012	11.26	0.03		2.29	2.32	(0.04)	(0.15)
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2016	10.31	0.10		1.09	1.19	(0.11)	—
Year Ended 12/31/2015	12.08	0.12		(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14		(0.41)	(0.27)	(0.12)	—
Year Ended 12/31/2013	13.61	0.12		(1.13)	(1.01)	(0.13)	—
Year Ended 12/31/2012	10.92	0.14		2.68	2.82	(0.07)	(0.06)
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2016	22.01	0.38		1.28	1.66	(0.34)	(0.09)
Year Ended 12/31/2015	22.78	0.35		0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35		5.11	5.46	(0.30)	(0.36)
Year Ended 12/31/2013	17.85	0.29		0.11	0.40	(0.27)	—
Year Ended 12/31/2012	15.77	0.30		2.43	2.73	(0.65)	—
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2016	15.53	0.09		3.72	3.81	(0.06)	(0.79)
Year Ended 12/31/2015	18.37	0.04		(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08		0.75	0.83	(0.04)	(0.19)
Year Ended 12/31/2013	13.12	0.04		4.67	4.71	(0.06)	—
Year Ended 12/31/2012	11.99	0.06		1.07	1.13	—	—
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2016	15.77	0.16		3.63	3.79	(0.17)	(1.21)
Year Ended 12/31/2015	17.44	0.17		(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15		0.77	0.92	(0.13)	(1.21)
Year Ended 12/31/2013	13.42	0.14		5.17	5.31	(0.20)	(0.67)
Year Ended 12/31/2012	12.77	0.20		1.68	1.88	(0.09)	(1.14)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2016	16.73	0.07		4.23	4.30	(0.07)	(1.88)
Year Ended 12/31/2015	18.86	0.09		(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11		1.98	2.09	(0.06)	(0.83)
Year Ended 12/31/2013	13.09	0.06		4.57	4.63	(0.06)	—
Year Ended 12/31/2012	11.48	0.06		1.58	1.64	(0.03)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Turnover
Distributions	of Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.34)	$10.09	6.38%	$140.4	0.69%	3.42%	0.69%	3.42%	202%
(0.34)	9.81	(0.03)%	99.7	0.73%	3.44%	0.73%	3.44%	184%
(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%
(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%
(0.41)	10.64	5.99%	37.3	0.83%	1.54%	0.88%	1.49%	936%

(1.42)	15.01	(16.01)%	163.4	0.93%	0.14%	0.99%	0.08%	101%
(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%
(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%
(0.19)	13.39	20.68%	25.2	1.25%	0.26%	1.54%	(0.04)%	40%

(0.11)	11.39	11.58%	56.5	1.33%	0.98%	1.66%	0.65%	7%
(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%
(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%
(0.13)	13.61	25.98%	54.7	1.40%	1.27%	1.62%	1.05%	4%

(0.43)	23.24	7.50%	180.0	0.90%	1.77%	0.90%	1.77%	17%
(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%
(0.27)	17.98	2.18%	120.1	0.92%	1.53%	0.92%	1.53%	22%
(0.65)	17.85	17.54%	122.4	0.93%	1.62%	0.93%	1.62%	32%

(0.85)	18.49	25.94%	506.1	0.73%	0.56%	0.73%	0.56%	57%
(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%
(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%

(1.38)	18.18	26.12%	401.7	0.28%	1.20%	0.28%	1.20%	21%
(1.37)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%
(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%
(1.23)	13.42	15.95%	193.7	0.46%	1.44%	0.46%	1.44%	9%

(1.95)	19.08	28.71%	1,491.9	0.68%	0.45%	0.68%	0.45%	23%
(2.16)	16.73	0.08%	1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%	752.6	0.71%	0.63%	0.71%	0.63%	37%
(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2016	$15.12	$0.16	$2.77	$2.93	$(0.14)	$(0.84)
Year Ended 12/31/2015	16.35	0.15	(0.51)	(0.36)	(0.12)	(0.75)
Year Ended 12/31/2014	15.78	0.13	1.32	1.45	(0.12)	(0.76)
Year Ended 12/31/2013	12.36	0.12	3.87	3.99	(0.13)	(0.44)
Year Ended 12/31/2012	11.79	0.14	1.74	1.88	(0.10)	(1.21)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2016	9.00	0.21	0.08	0.29	(0.20)	—
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	0.00	—
Year Ended 12/31/2012	7.39	0.12	1.26	1.38	(0.12)	(0.03)
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2016	12.94	0.07	0.61	0.68	(0.04)	(0.59)
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—
Year Ended 12/31/2012	8.44	0.08	1.16	1.24	(0.04)	—
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2016	30.90	0.16	(0.80)	(0.64)	(0.15)	(2.46)
Year Ended 12/31/2015	28.08	0.12	2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2016	18.67	0.02	0.14	0.16	—	(0.82)
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
Year Ended 12/31/2013	13.54	(0.04)	5.29	5.25	0.00	—
Year Ended 12/31/2012	11.41	0.00	2.13	2.13	—	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2016	15.52	0.25	2.25	2.50	(0.22)	(0.96)
Year Ended 12/31/2015	16.79	0.23	(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22	1.19	1.41	(0.20)	—
Year Ended 12/31/2013	12.00	0.20	3.59	3.79	(0.21)	—
Year Ended 12/31/2012	10.39	0.21	1.59	1.80	(0.19)	—
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2016	11.63	0.16	0.46	0.62	(0.15)	—
Year Ended 12/31/2015	12.33	0.15	0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15	0.48	0.63	(0.11)	—
Year Ended 12/31/2013	9.22	0.11	2.60	2.71	(0.12)	—
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(0.98)	$17.07	20.43%	$287.7	0.30%	1.38%	0.30%	1.38%	19%
(0.87)	15.12	(2.52)%	180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%	145.1	0.47%	0.89%	0.47%	0.89%	13%
(0.57)	15.78	32.92%	123.0	0.50%	0.95%	0.50%	0.95%	12%
(1.31)	12.36	17.38%	85.1	0.53%	1.11%	0.53%	1.11%	8%

(0.20)	9.09	3.35%	1,654.7	0.92%	2.40%	0.92%	2.40%	114%
(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%
0.00	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%
(0.15)	8.62	18.67%	1,520.3	0.95%	2.10%	0.95%	2.10%	93%

(0.63)	12.99	5.77%	94.9	0.87%	0.60%	1.14%	0.33%	64%
(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%
(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%
(0.04)	9.64	14.74%	51.5	1.04%	0.81%	1.24%	0.61%	116%

(2.61)	27.65	(1.48)%	1,003.1	0.44%	0.55%	0.44%	0.55%	68%
(0.13)	30.90	10.48%	1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%
(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%
(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%

(0.82)	18.01	1.35%	121.3	0.82%	0.12%	0.96%	(0.03)%	43%
(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%
0.00	18.79	38.84%	76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%
—	13.54	18.66%	58.0	0.96%	0.02%	1.06%	(0.08)%	32%

(1.18)	16.84	17.44%	1,348.8	0.64%	1.70%	0.64%	1.70%	22%
(0.71)	15.52	(3.53)%	1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%	1,205.0	0.64%	1.34%	0.64%	1.34%	20%
(0.21)	15.58	31.82%	1,119.2	0.64%	1.42%	0.64%	1.42%	32%
(0.19)	12.00	17.57%	852.6	0.64%	1.84%	0.64%	1.84%	90%

(0.15)	12.10	5.42%	905.4	0.67%	1.41%	0.67%	1.41%	66%
(1.10)	11.63	3.11%	878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%	834.5	0.67%	1.21%	0.67%	1.21%	64%
(0.12)	11.81	29.60%	811.9	0.67%	1.02%	0.67%	1.02%	73%
(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2016	$28.54	$0.47		$2.78	$3.25	$(0.56)	$(0.19)
Year Ended 12/31/2015	28.75	0.57	***	(0.25)	0.32	(0.39)	(0.14)
Year Ended 12/31/2014	25.80	0.44		2.96	3.40	(0.39)	(0.06)
Year Ended 12/31/2013	20.11	0.40		5.91	6.31	(0.39)	(0.23)
Year Ended 12/31/2012	17.71	0.40		2.33	2.73	(0.33)	—
HIGH YIELD PORTFOLIO
Year Ended 12/31/2016	4.48	0.26		0.29	0.55	(0.26)	—
Year Ended 12/31/2015	4.87	0.28		(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30		(0.20)	0.10	(0.30)	—
Year Ended 12/31/2013	5.05	0.32		0.02	0.34	(0.32)	—
Year Ended 12/31/2012	4.66	0.35		0.39	0.74	(0.35)	—
INCOME PORTFOLIO
Year Ended 12/31/2016	9.83	0.35		0.25	0.60	(0.35)	(0.01)
Year Ended 12/31/2015	10.50	0.38		(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40		0.29	0.69	(0.40)	(0.13)
Year Ended 12/31/2013	10.77	0.40		(0.41)	(0.01)	(0.40)	(0.02)
Year Ended 12/31/2012	10.09	0.40		0.68	1.08	(0.40)	—
BOND INDEX PORTFOLIO
Year Ended 12/31/2016	10.89	0.19		(0.02)	0.17	(0.19)	(0.02)
Year Ended 12/31/2015	11.00	0.20		(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24		0.44	0.68	(0.24)	—
Year Ended 12/31/2013	11.39	0.21		(0.48)	(0.27)	(0.21)	(0.35)
Year Ended 12/31/2012	11.21	0.23		0.32	0.55	(0.23)	(0.14)
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2016	9.72	0.19		0.09	0.28	(0.19)	—
Year Ended 12/31/2015	9.81	0.17		(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17		(0.01)	0.16	(0.17)	—
Year Ended 12/31/2013	9.92	0.15		(0.10)	0.05	(0.15)	—
Year Ended 12/31/2012	9.67	0.17		0.24	0.41	(0.16)	—
MONEY MARKET PORTFOLIO
Year Ended 12/31/2016	1.00	0.00		0.00	0.00	—	—
Year Ended 12/31/2015	1.00	0.00		0.00	0.00	—	—
Year Ended 12/31/2014	1.00	0.00		0.00	0.00	—	—
Year Ended 12/31/2013	1.00	0.00		0.00	0.00	—	—
Year Ended 12/31/2012	1.00	0.00		0.00	0.00	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**		Portfolio
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Turnover Rate

$(0.75)	$31.04	11.68%	$691.3	0.25%	1.96%	0.25%	1.96%	3%
(0.53)	28.54	1.12%	521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%	450.4	0.39%	1.65%	0.39%	1.65%	3%
(0.62)	25.80	31.81%	392.6	0.40%	1.71%	0.40%	1.71%	4%
(0.33)	20.11	15.54%	304.0	0.42%	1.89%	0.42%	1.89%	4%

(0.26)	4.77	12.78%	791.1	0.45%	5.65%	0.45%	5.65%	38%
(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%
(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%
(0.35)	5.05	16.28%	904.9	0.44%	7.11%	0.44%	7.11%	57%

(0.36)	10.07	6.09%	1,427.4	0.44%	3.44%	0.44%	3.44%	109%
(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%
(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%
(0.40)	10.77	10.98%	1,575.9	0.44%	3.84%	0.44%	3.84%	132%

(0.21)	10.85	1.49%	194.9	0.46%	1.69%	0.46%	1.69%	349%
(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%
(0.56)	10.56	(2.47)%	152.0	0.46%	1.94%	0.46%	1.94%	384%
(0.37)	11.39	4.94%	185.5	0.46%	2.00%	0.46%	2.00%	401%

(0.19)	9.81	2.84%	884.1	0.45%	1.94%	0.45%	1.94%	59%
(0.16)	9.72	0.73%	823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%	1,018.3	0.44%	1.75%	0.44%	1.75%	102%
(0.15)	9.82	0.45%	1,082.5	0.44%	1.56%	0.44%	1.56%	114%
(0.16)	9.92	4.32%	1,200.0	0.43%	1.72%	0.44%	1.71%	107%

—	1.00	0.00%	191.9	0.45%	0.00%	0.46%	(0.02)%	N/A
—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A
—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A
—	1.00	0.00%	148.3	0.29%	0.00%	0.51%	(0.23)%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-THRIVENT (847-4836). You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at thrivent.com or sec.gov.

Quarterly Schedule of Investments

The Fund files its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 800-THRIVENT (847-4836). The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a portfolio’s principal holdings. A complete listing of holdings for a portfolio in which the summary is included in the shareholder report is available free of charge by calling 800-THRIVENT (847-4836). It is also available at Thrivent.com or sec.gov where it is part of form N-CSR.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”). The ten-member Board includes eight Independent Directors, including the Chairman.

At its meeting on November 15-16, 2016, the Board voted unanimously to renew the existing Advisory Agreement, as amended, between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series of the Fund (each, a “Portfolio”). The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and
8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Directors) met on five occasions from May 24 to November 16, 2016 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist

ADDITIONAL INFORMATION

(unaudited)

in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; brokerage costs; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Contracts Committee also received from the Adviser a summary document containing information about each Portfolio including its inception date, investment strategy, and the names of Lipper peer groups, custom or other benchmarks, and portfolio managers. The summary document also included information regarding historical changes in certain of the Portfolios’ information.

The Board received information from the Adviser regarding the personnel providing services to the Portfolios, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Portfolio-by-Portfolio analyses and independent assessment of information relating to the Portfolios and the agreements.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers overseeing investments for the Fund.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Portfolios. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Portfolios’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Portfolios’ Lipper peer groups and market benchmarks. On a schedule agreed to by the Adviser and the Independent Directors, the Board received presentations from certain Subadvisers regarding their portfolio management services to certain Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. The Adviser also reviewed with the Board the services provided by the Subadvisers and its oversight of the Subadvisers. The Adviser and the Fund’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Directors also met in-person, including in executive session, with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios, including, among other things, management of portfolio cash, subadviser expense management and payment, performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the

ADDITIONAL INFORMATION

(unaudited)

Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Portfolio’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Portfolios.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Portfolios, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the period ended June 30, 2016, the three-year average ranking of the Portfolios against their Lipper categories was 32% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Portfolios did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Portfolios and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Portfolios. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were below the medians of their peer groups. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios’ advisory fees was 38% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to provide certain fee waivers and expense limitations for certain Portfolios and considered the effect of the waivers and limitations in lowering the Portfolios’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Portfolio-by-Portfolio basis and noted that all but two Portfolios (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Portfolios had an average ranking of 27% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Portfolio, the Board noted that the Adviser, like many investment advisers in the industry, continued to waive fees in order to maintain a zero yield. With respect to Thrivent Partner Emerging Markets Equity Portfolio, the Board noted the relatively small average asset size of the Portfolio, that the Portfolio’s net expense ratio was higher than its peer group median by one basis point and that the Portfolio was subject to a expense cap, which the Adviser lowered.

ADDITIONAL INFORMATION

(unaudited)

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. The Board received a comprehensive presentation that discussed, among other things, profitability benchmarks and trends based on a sample of asset managers, as well as the Adviser’s view of its profitability. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

BOARD OF DIRECTORS AND OFFICERS

The following table provides information about the Directors and Officers of the Fund. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except for those reserved to the shareholders. Each Director oversees each of the 27 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 21 funds that offer Class A and Class S shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company that only offers its shares to the Fund and Thrivent Mutual Funds.

The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003. Director of Twin Bridge Capital Partners; Invenshure, LLC; Children’s Cancer Research Fund; and Intellectual Takeout.

David S. Royal (1971) 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015. Director of Fairview Hospital Foundation.

Independent Directors (2)(3)(4)(5)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013; Chief Financial Officer of Fidelity Investments Financial Services from 2008 to 2012. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business; Trustee of Fidelity Investments Financial Services’ Political Action Committee.

Richard A. Hauser (1943) 2004	Retired. Vice President and Assistant General Counsel, The Boeing Company from 2007-2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA).

BOARD OF DIRECTORS AND OFFICERS

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; PChief resident & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(S) During the Past Five Years

David S. Royal (1971) President	Vice President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015.

Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling(1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

KathrynA. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Counsel, Thrivent Financial since 2015; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Fund Distribution & Sales, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Director” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are each considered an interested director because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Directors serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Director oversees 50 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Directors, other than Mr. Swansen or Mr. Royal, are not “interested directors” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913.

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REGISTER ON THRIVENT.COM To access your accounts, member benefits and more It only takes five steps. Step 1: Visit Thrivent.com and click “Register.” Step 2: Enter your member ID and birth date. Step 3: Enter your email address. Step 4: Create a user ID, password and security questions. Your password should be something that only you would know and one that is not easily guessed by others. Step 5: Log in to Thrivent.com using your new user ID and password. A selection of popular links will appear, ready for you to explore. That’s it! Now you’re ready to enjoy all the features and benefits of Thrivent.com, anytime and from anywhere. REGISTER TODAY so you can log in tomorrow! This page is not part of the annual report.

4321 N. Ballard Road, Appleton, WI 54919-0001 We’re listening to you! In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for for Thrivent Series Fund, Inc. to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. It’s your choice—email, U.S. mail or some of each? Paperless delivery of documents provides faster access to important information. An email is sent to you when new documents are available. Paperless delivery options: Prospectuses Annual and annual reports Most billing and contribution notices Most contract and account statements Most life insurance statements Confirmation activity statements Tax Forms (life, health and annuity contract tax forms) Annual privacy notice Thrivent magazine Go to Thrivent.com/gopaperless to learn more. 23572AR R2-17

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $491,872 for the year ended December 31, 2015 and $180,763 for the year ended December 31, 2016.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2015 and $0 for the year ended December 31, 2016. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2015 and $0 for the year ended December 31, 2016.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $129,548 for the year ended December 31, 2015 and $100,289 for the year ended December 31, 2016. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2015 and $0 for the year ended December 31, 2016.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2015 and $0 for the year ended December 31, 2016. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $147,014 for the year ended December 31, 2015 and $0 for the year ended December 31, 2016. The 2015 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards, fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc., and other tax related work. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2016, were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2015 and December 31, 2016 were $147,014 and $0, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The summary schedule of investments for these portfolios: Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Growth and Income Plus Portfolio, Balance Income Plus Portfolio, Diversified Income Plus Portfolio, Opportunity Income Plus Portfolio, Small cap Index Portfolio, Mid Cap Index Portfolio Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, High Yield Portfolio, Income Portfolio and limited Maturity Bond Portfolio, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said portfolios are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Portfolio, Thrivent Moderately Aggressive Allocation Portfolio, Thrivent Moderate Allocation Portfolio, Thrivent Moderately Conservative Allocation Portfolio, Thrivent Growth and Income Plus Portfolio, Thrivent Balanced Income Plus Portfolio, Thrivent Diversified Income Plus Portfolio, Thrivent Opportunity Income Plus Portfolio, Thrivent Small Cap Index Portfolio, Thrivent Mid Cap Index Portfolio, Thrivent Partner Worldwide Allocation Portfolio, Thrivent Large Cap Stock Portfolio, Thrivent Large Cap Index Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Limited Maturity Bond Portfolio (constituting part of Thrivent Series Fund, Inc.) (hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provide a reasonable basis for our opinion.

February 20, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Consumer Discretionary (7.9%)
16,435	Aaron’s, Inc.	$525,756
2,340	Abercrombie & Fitch Company	28,080
17,326	Amazon.com, Inc.[a]	12,992,248
4,550	American Axle & Manufacturing Holdings, Inc.[a]	87,815
2,111	American Public Education, Inc.[a]	51,825
39,430	Aramark	1,408,440
1,150	Armstrong Flooring, Inc.[a]	22,896
1,360	Ascent Capital Group, Inc.[a]	22,114
4,520	AutoZone, Inc.[a]	3,569,851
9,310	Barnes & Noble, Inc.	103,806
2,730	Beazer Homes USA, Inc.[a]	36,309
890	Bed Bath & Beyond, Inc.	36,170
1,891	Berkeley Group Holdings plc	65,370
1,430	Big 5 Sporting Goods Corporation	24,811
5,350	Bloomin’ Brands, Inc.	96,461
19,380	BorgWarner, Inc.	764,347
2,130	Boyd Gaming Corporation[a]	42,962
300	Brembo SPA	18,149
2,600	Bridgestone Corporation	93,550
31,497	Brunswick Corporation	1,717,846
1,710	Bunzl plc	44,394
21,176	Burlington Stores, Inc.[a]	1,794,666
7,020	Caleres, Inc.	230,396
4,720	Callaway Golf Company	51,731
400	Canon Marketing Japan, Inc.	6,716
9,090	Carter’s, Inc.	785,285
6,505	Cedar Fair, LP	417,621
8,250	Cheesecake Factory, Inc.	494,010
900	Chipotle Mexican Grill, Inc.[a]	339,588
800	Chuy’s Holdings, Inc.[a]	25,960
4,290	Cinemark Holdings, Inc.	164,564
1,340	ClubCorp Holdings, Inc.	19,229
940	Columbia Sportswear Company	54,802
74,278	Comcast Corporation	5,128,896
34,681	Core-Mark Holding Company, Inc.	1,493,711
3,292	CSS Industries, Inc.	89,114
3,893	Culp, Inc.	144,625
1,270	D.R. Horton, Inc.	34,709
15,970	Dana, Inc.	303,111
810	Deckers Outdoor Corporation[a]	44,866
15,549	Delphi Automotive plc	1,047,225
2,700	Denso Corporation	116,793
2,740	DeVry Education Group, Inc.	85,488
2,380	Discovery Communications, Inc., Class Aa	65,236
1,880	Discovery Communications, Inc., Class Ca	50,346
13,300	DISH Network Corporation[a]	770,469
3,630	Dollar General Corporation	268,874
24,666	Dollar Tree, Inc.[a]	1,903,722
2,360	Domino’s Pizza, Inc.	375,806
8,680	DSW, Inc.	196,602
43,957	Duluth Holdings, Inc.[a]	1,116,508
4,030	Etsy, Inc.[a]	47,473
2,700	Eutelsat Communications	52,212
6,568	Expedia, Inc.	744,023
5,065	Finish Line, Inc.	95,273
2,800	Fuji Heavy Industries, Ltd.	114,084
9,370	Gentex Corporation	184,495
17,986	G-III Apparel Group, Ltd.[a]	531,666
14,170	GNC Holdings, Inc.	156,437
700	Hakuhodo Dy Holdings, Inc.	8,619
6,720	Harley-Davidson, Inc.	392,045
4,492	Haverty Furniture Companies, Inc.	106,460
37,500	Home Depot, Inc.	5,028,000
6,900	Honda Motor Company, Ltd.	201,448
20,890	Houghton Mifflin Harcourt Company[a]	226,657
500	HSN, Inc.	17,150
1,110	Hyatt Hotels Corporation[a]	61,339
1,850	ILG, Inc.	33,615
3,800	Inchcape plc	32,840
1,010	International Speedway Corporation	37,168
477	Intertek Group plc	20,443
350	Jack in the Box, Inc.	39,074
660	John Wiley and Sons, Inc.	35,970
30,437	Kate Spade & Company[a]	568,259
6,326	L Brands, Inc.	416,504
6,205	La-Z-Boy, Inc.	192,665
25,050	Liberty Interactive Corporation[a]	500,499
229	Linamar Corporation	9,839
10,377	Lithia Motors, Inc.	1,004,805
820	Live Nation Entertainment, Inc.[a]	21,812
16,640	LKQ Corporation[a]	510,016
6,470	Lowe’s Companies, Inc.	460,146
260	LVMH Moet Hennessy Louis Vuitton SE	49,575
940	M/I Homes, Inc.[a]	23,669
790	Meredith Corporation	46,728
360	Mohawk Industries, Inc.[a]	71,885
430	Monro Muffler Brake, Inc.	24,596
550	Murphy USA, Inc.[a]	33,809
24,690	Nautilus, Inc.[a]	456,765
2,545	New Media Investment Group, Inc.	40,695
36,940	Newell Brands, Inc.	1,649,371
10,830	News Corporation, Class A	124,112
3,540	News Corporation, Class B	41,772
200	Nifco, Inc.	10,538
300	Nokian Renkaat Oyj	11,153
21,482	Nord Anglia Education, Inc.[a]	500,531
9,750	Norwegian Cruise Line Holdings, Ltd.[a]	414,667
84,880	Nutrisystem, Inc.	2,941,092
2,524	O’Reilly Automotive, Inc.[a]	702,707
22,150	Oxford Industries, Inc.	1,331,879
1,200	Panasonic Corporation	12,171
14,600	Papa John’s International, Inc.	1,249,468
28,184	Papa Murphy’s Holdings, Inc.[a]	118,936
3,042	Persimmon plc	66,370
44,920	Pinnacle Entertainment, Inc.[a]	651,340
428	Publicis Groupe SA	29,491
11,949	PVH Corporation	1,078,278
4,029	Ralph Lauren Corporation	363,899
350	Restaurant Brands International, Inc.	16,681
6,927	Restoration Hardware Holdings, Inc.[a]	212,659
1,930	Retailmenot, Inc.[a]	17,949
30,086	Ross Stores, Inc.	1,973,642
142	RTL Group SA	10,403
6,550	Ruth’s Hospitality Group, Inc.	119,865
4,430	Sally Beauty Holdings, Inc.[a]	117,041
10,295	Scripps Networks Interactive, Inc.	734,754
500	Sekisui Chemical Company, Ltd.	7,959
1,830	Select Comfort Corporation[a]	41,395
5,320	Signet Jewelers, Ltd.	501,463
3,052	Sportsman’s Warehouse Holdings, Inc.[a]	28,658
410	Standard Motor Products, Inc.	21,820
42,400	Starbucks Corporation	2,354,048
5,644	Stein Mart, Inc.	30,929
1,820	Steven Madden, Ltd.[a]	65,065
2,700	Sumitomo Forestry Company, Ltd.	35,660
2,000	Sumitomo Rubber Industries, Ltd.	31,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Consumer Discretionary (7.9%) - continued
100	Swatch Group AG	$6,103
850	Target Corporation	61,395
13,900	Tegna, Inc.	297,321
8,050	Tempur Sealy International, Inc.[a]	549,654
7,703	Tenneco, Inc.[a]	481,206
27,081	Time, Inc.	483,396
14,830	TJX Companies, Inc.	1,114,178
37,426	Toll Brothers, Inc.[a]	1,160,206
10,577	Tower International, Inc.	299,858
43,886	Tuesday Morning Corporation[a]	236,984
4,600	Tupperware Brands Corporation	242,052
1,699	Ulta Salon Cosmetics & Fragrance, Inc.[a]	433,143
5,300	Under Armour, Inc., Class Aa	153,965
5,333	Under Armour, Inc., Class Ca	134,232
7,035	Vail Resorts, Inc.	1,134,816
47	Valora Holding AG	13,350
4,180	Vera Bradley, Inc.[a]	48,990
7,789	VF Corporation	415,543
1,520	Visteon Corporation	122,117
1,660	Vitamin Shoppe, Inc.[a]	39,425
38,800	Walt Disney Company	4,043,736
3,625	Whirlpool Corporation	658,916
370	Whitbread plc	17,212
33,570	Wingstop, Inc.	993,336
2,186	Wolters Kluwer NV	79,066
2,500	Wolverine World Wide, Inc.	54,875
1,788	WPP plc	39,789
1,400	Wyndham Worldwide Corporation	106,918
1,000	Yokohama Rubber Company, Ltd.	17,875
6,850	Yum! Brands, Inc.	433,811
19,900	Zoe’s Kitchen, Inc.[a]	477,401

	Total	83,942,907

Consumer Staples (1.6%)
23,706	AdvancePierre Foods Holdings, Inc.	705,965
1,500	Axfood AB	23,555
4,010	Brown-Forman Corporation	180,129
1,887	Casey’s General Stores, Inc.	224,327
6,199	Coca-Cola Amatil, Ltd.	45,209
33,660	Coca-Cola Company	1,395,544
2,586	Coca-Cola HBC AG	56,311
30,250	CVS Health Corporation	2,387,027
2,270	Dr Pepper Snapple Group, Inc.	205,821
3,416	e.l.f. Beauty, Inc.[a]	98,859
500	Ebro Foods SA	10,464
7,850	Estee Lauder Companies, Inc.	600,446
4,510	Flowers Foods, Inc.	90,065
20,176	Hain Celestial Group, Inc.[a]	787,469
285	Henkel AG & Company KGaA	29,661
3,895	Imperial Brands plc	169,747
5,950	Ingredion, Inc.	743,512
647	J & J Snack Foods Corporation	86,329
600	Jeronimo Martins SGPS SA	9,306
204	Kesko Oyj	10,181
1,300	Kewpie Corporation	31,530
1,160	Kimberly-Clark Corporation	132,379
700	Kirin Holdings Company, Ltd.	11,362
9,156	Koninklijke Ahold Delhaize NV	192,853
330	Lancaster Colony Corporation	46,659
1	Lindt & Spruengli AG	5,174
1,420	Mondelez International, Inc.	62,949
23,767	Monster Beverage Corporation[a]	1,053,829
775	Nestle SA	55,519
4,230	PepsiCo, Inc.	442,585
18,240	Pinnacle Foods, Inc.	974,928
6,020	Procter & Gamble Company	506,162
7,402	SpartanNash Company	292,675
600	Suedzucker AG	14,302
3,150	Sysco Corporation	174,416
2,509	Tate & Lyle plc	21,835
9,126	United Natural Foods, Inc.[a]	435,493
44,970	Walgreens Boots Alliance, Inc.	3,721,717
1,804	Wal-Mart Stores, Inc.	124,692
17,710	WhiteWave Foods Company[a]	984,676
1,920	Whole Foods Market, Inc.	59,059
4,790	William Morrison Supermarkets plc	13,605

	Total	17,218,326

Energy (5.1%)
2,310	Anadarko Petroleum Corporation	161,076
22,720	Archrock, Inc.	299,904
5,706	Atwood Oceanics, Inc.	74,920
3,273	Baker Hughes, Inc.	212,647
59,076	BP plc	370,021
5,677	Bristow Group, Inc.	116,265
29,067	Callon Petroleum Company[a]	446,760
46,550	Canadian Natural Resources, Ltd.	1,484,014
33,250	Chevron Corporation	3,913,525
7,850	Cimarex Energy Company	1,066,815
14,360	Clean Energy Fuels Corporation[a]	41,070
17,147	Concho Resources, Inc.[a]	2,273,692
25,960	ConocoPhillips	1,301,634
8,275	Continental Resources, Inc.[a]	426,494
1,279	Crescent Point Energy Corporation	17,385
9,380	Delek US Holdings, Inc.	225,777
5,810	Devon Energy Corporation	265,343
5,190	Diamond Offshore Drilling, Inc.[a]	91,863
37,920	Ensco plc	368,582
23,830	EOG Resources, Inc.	2,409,213
8,880	EP Energy Corporation[a]	58,164
44,321	EQT Corporation	2,898,593
23,940	Exxon Mobil Corporation	2,160,824
5,800	Frank’s International NV	71,398
1,700	Galp Energia SGPS SA	25,344
4,890	Green Plains, Inc.	136,187
1,370	Gulfport Energy Corporation[a]	29,647
63,520	Halliburton Company	3,435,797
6,450	Helix Energy Solutions Group, Inc.[a]	56,889
8,679	HollyFrontier Corporation	284,324
6,990	Hornbeck Offshore Services, Inc.[a]	50,468
1,746	John Wood Group plc	18,854
3,030	Kinder Morgan, Inc.	62,751
23,878	Marathon Oil Corporation	413,328
1,930	Murphy Oil Corporation	60,081
60,880	Nabors Industries, Ltd.	998,432
1,635	Noble Energy, Inc.	62,228
7,221	Oasis Petroleum, Inc.[a]	109,326
2,040	Oceaneering International, Inc.	57,548
22,885	Oil States International, Inc.[a]	892,515
2,336	OMV AG	82,353
48,430	Parsley Energy, Inc.[a]	1,706,673
37,975	Patterson-UTI Energy, Inc.	1,022,287
3,100	PBF Energy, Inc.	86,428
2,483	Petrofac, Ltd.	26,572
1,670	Phillips 66	144,305
12,254	Pioneer Energy Services Corporation[a]	83,940
17,360	Pioneer Natural Resources Company	3,126,015
18,190	Range Resources Corporation	625,008
86,660	Rowan Companies plc[a]	1,637,007
2,013	Royal Dutch Shell plc	54,906
27,193	Royal Dutch Shell plc ADR	1,478,755
501	Royal Dutch Shell plc, Class A	13,829
4,676	Royal Dutch Shell plc, Class B	134,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Energy (5.1%) - continued
25,240	RPC, Inc.	$500,004
33,738	Schlumberger, Ltd.	2,832,305
1,560	SemGroup Corporation	65,130
870	SM Energy Company	29,998
1,921	Statoil ASA	35,062
75,130	Suncor Energy, Inc. ADR	2,456,000
1,710	Superior Energy Services, Inc.	28,865
186	Tecnicas Reunidas SA	7,607
4,280	Teekay Corporation	34,368
9,830	Teekay Tankers, Ltd.	22,216
5,667	Tesco Corporation[a]	46,753
5,100	Tesoro Corporation	445,995
16,740	TETRA Technologies, Inc.[a]	84,035
1,963	Total SA	100,687
1,963	Total SA Rights[a,b]	34
40,036	U.S. Silica Holdings, Inc.	2,269,240
46,560	Valero Energy Corporation	3,180,979
173,430	Weatherford International plc[a]	865,416
250,200	WPX Energy, Inc.[a]	3,645,414

	Total	54,322,235

Financials (6.8%)
12,437	Aberdeen Asset Management plc	39,323
12,055	Affiliated Managers Group, Inc.[a]	1,751,592
10,000	Allied World Assurance Company Holdings AG	537,100
1,120	American Financial Group, Inc.	98,694
2,470	American International Group, Inc.	161,316
29,041	Ameris Bancorp	1,266,188
2,480	AMERISAFE, Inc.	154,628
9,132	Argo Group International Holdings, Ltd.	601,799
10,985	Aspen Insurance Holdings, Ltd.	604,175
1,670	Associated Banc-Corp	41,249
50,880	Assured Guaranty, Ltd.	1,921,738
2,594	ASX, Ltd.	92,930
4,310	Australia & New Zealand Banking Group, Ltd.	94,351
27,770	BancorpSouth, Inc.	862,259
189,680	Bank of America Corporation	4,191,928
5,246	Bank of East Asia, Ltd.	20,027
229	Bank of Montreal	16,471
8,930	Bank of New York Mellon Corporation	423,103
3,300	Bank of Nova Scotia	183,747
20,552	Bank of the Ozarks, Inc.	1,080,830
2,110	BankFinancial Corporation	31,270
440	Banner Corporation	24,556
17,640	BB&T Corporation	829,433
9,830	Beneficial Bancorp, Inc.	180,872
410	BlackRock, Inc.	156,021
7,630	Blackstone Group, LP	206,239
18,100	Boston Private Financial Holdings, Inc.	299,555
8,630	Brookline Bancorp, Inc.	141,532
466	Canadian Imperial Bank of Commerce	38,026
1,950	Capital One Financial Corporation	170,118
3,230	Cathay General Bancorp	122,837
8,450	Central Pacific Financial Corporation	265,499
4,520	Charles Schwab Corporation	178,404
13,113	Chemical Financial Corporation	710,331
2,000	Chiba Bank, Ltd.	12,260
1,390	Chubb, Ltd.	183,647
1,042	CI Financial Corporation	22,405
30,770	Citigroup, Inc.	1,828,661
3,020	Citizens Financial Group, Inc.	107,603
2,540	Clifton Bancorp, Inc.	42,977
3,966	CNP Assurances	73,408
39,086	CoBiz Financial, Inc.	660,163
4,371	Columbia Banking System, Inc.	195,296
11,300	Comerica, Inc.	769,643
1,648	Danske Bank AS	49,858
10,876	Direct Line Insurance Group plc	49,499
39,150	E*TRADE Financial Corporation[a]	1,356,548
14,678	East West Bancorp, Inc.	746,083
15,120	Eaton Vance Corporation	633,226
4,967	Employers Holdings, Inc.	196,693
2,810	Enova International, Inc.[a]	35,266
1,211	Erste Group Bank AG	35,406
21,619	Essent Group, Ltd.[a]	699,807
6,783	Evercore Partners, Inc.	465,992
2,710	F.N.B. Corporation	43,441
1,310	Federated Investors, Inc.	37,047
18,157	Fifth Third Bancorp	489,694
2,020	First American Financial Corporation	73,993
13,010	First Commonwealth Financial Corporation	184,482
3,090	First Financial Bancorp	87,911
1,340	First Financial Corporation	70,752
1,070	First Merchants Corporation	40,286
23,630	First Midwest Bancorp, Inc.	596,185
32,448	First Republic Bank	2,989,759
13,453	FlexiGroup, Ltd.	21,894
2,990	Franklin Resources, Inc.	118,344
16,000	Fukuoka Financial Group, Inc.	70,960
1,424	Genworth MI Canada, Inc.	35,699
3,771	Glacier Bancorp, Inc.	136,623
17,470	Goldman Sachs Group, Inc.	4,183,192
15,370	Great Western Bancorp, Inc.	669,978
8,625	Green Bancorp, Inc.[a]	131,100
1,030	Greenhill & Company, Inc.	28,531
1,500	Hang Seng Bank, Ltd.	27,817
55,206	Hanmi Financial Corporation	1,926,689
834	Hannover Rueckversicherung SE	90,095
10,419	Hanover Insurance Group, Inc.	948,233
3,360	Hartford Financial Services Group, Inc.	160,104
12,800	Henderson Group plc	36,943
820	Hilltop Holdings, Inc.	24,436
8,644	Home BancShares, Inc.	240,044
810	HomeStreet, Inc.[a]	25,596
1,160	Hometrust Bancshares, Inc.[a]	30,044
31,131	Hope Bancorp, Inc.	681,458
14,425	Horace Mann Educators Corporation	617,390
17,884	Houlihan Lokey, Inc.	556,550
15,528	HSBC Holdings plc	125,290
100,400	Huntington Bancshares, Inc.	1,327,288
4,668	Infinity Property & Casualty Corporation	410,317
520	Intact Financial Corporation	37,219
30,785	Intercontinental Exchange, Inc.	1,736,890
6,830	Invesco, Ltd.	207,222
56,464	Janus Capital Group, Inc.	749,277
96,070	KeyCorp	1,755,199
23,017	Kinsale Capital Group, Inc.	782,808
1,060	Lazard, Ltd.	43,555
770	Legg Mason, Inc.	23,031
674	Lincoln National Corporation	44,666
3,600	M&T Bank Corporation	563,148
1,170	Macquarie Group, Ltd.	73,291
24,734	Mapfre SA	75,342
110	Markel Corporation[a]	99,495
8,880	Meta Financial Group, Inc.	913,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Financials (6.8%) - continued
7,540	MetLife, Inc.	$406,331
31,800	Mizuho Financial Group, Inc.	57,066
13,830	Morgan Stanley	584,317
600	MS and AD Insurance Group Holdings, Inc.	18,581
23,410	National Bank Holdings Corporation	746,545
3,653	National Bank of Canada	148,362
640	Navigators Group, Inc.	75,360
2,790	NMI Holdings, Inc.[a]	29,714
3,597	Nordea Bank AB	39,857
16,989	PacWest Bancorp	924,881
1,148	Power Corporation of Canada	25,694
8,210	Primerica, Inc.	567,722
660	Principal Financial Group, Inc.	38,188
8,420	Provident Financial Services, Inc.	238,286
26,198	Raymond James Financial, Inc.	1,814,735
12,961	Renasant Corporation	547,213
5,600	Resona Holdings, Inc.	28,700
393	Safety Insurance Group, Inc.	28,964
4,661	Sandy Spring Bancorp, Inc.	186,393
337	Schroders plc	12,377
450	SEI Investments Company	22,212
1,340	Selective Insurance Group, Inc.	57,687
2,600	Seven Bank, Ltd.	7,434
227,670	SLM Corporation[a]	2,508,923
4,412	State Auto Financial Corporation	118,286
5,210	Stewart Information Services Corporation	240,077
42,628	Stifel Financial Corporation[a]	2,129,269
13,569	SVB Financial Group[a]	2,329,255
1,456	Swiss Re AG	137,756
10,060	Synchrony Financial	364,876
25,520	Synovus Financial Corporation	1,048,362
2,600	T&D Holdings, Inc.	34,313
21,230	TCF Financial Corporation	415,896
33,069	TD Ameritrade Holding Corporation	1,441,808
1,150	Territorial Bancorp, Inc.	37,766
168	TMX Group, Ltd.	8,949
2,740	TriCo Bancshares	93,653
22,320	TrustCo Bank Corporation	195,300
1,050	Trustmark Corporation	37,432
15,210	Umpqua Holdings Corporation	285,644
1,480	Union Bankshares Corporation	52,895
16,160	United Community Banks, Inc.	478,659
7,970	United Financial Bancorp, Inc.	144,735
780	United Fire Group, Inc.	38,353
3,908	United Overseas Bank, Ltd.	54,903
1,980	Unum Group	86,981
1,300	Virtu Financial, Inc.	20,735
2,340	Voya Financial, Inc.	91,775
9,968	Western Alliance Bancorp[a]	485,541
4,761	Westpac Banking Corporation	111,760
1,079	Wintrust Financial Corporation	78,303
3,100	WisdomTree Investments, Inc.	34,534
1,545	WSFS Financial Corporation	71,611
55,471	Zions Bancorporation	2,387,472
99	Zurich Insurance Group AGa	27,207

	Total	72,205,290

Health Care (7.3%)
7,080	Abbott Laboratories	271,943
11,240	ABIOMED, Inc.[a]	1,266,523
28,355	Acadia Healthcare Company, Inc.[a]	938,551
580	Acceleron Pharma, Inc.[a]	14,802
860	Aceto Corporation	18,894
3,270	Advaxis, Inc.[a]	23,413
13,580	Aerie Pharmaceuticals, Inc.[a]	514,003
5,190	Aetna, Inc.	643,612
40,124	Akorn, Inc.[a]	875,907
38,971	Alexion Pharmaceuticals, Inc.[a]	4,768,102
9,628	Align Technology, Inc.[a]	925,540
23,954	Allergan plc[a]	5,030,580
902	Amgen, Inc.	131,881
6,451	Analogic Corporation	535,110
1,290	AngioDynamics, Inc.[a]	21,762
10,744	Asterias Biotherapeutics, Inc.[a]	49,422
864	AstraZeneca plc	47,181
276	Atrion Corporation	139,987
2,050	Biogen, Inc.[a]	581,339
10,462	BioMarin Pharmaceutical, Inc.[a]	866,672
1,960	Bristol-Myers Squibb Company	114,542
4,408	C.R. Bard, Inc.	990,301
1,360	CAE, Inc.	19,023
3,320	Cardinal Health, Inc.	238,940
36,091	Cardiovascular Systems, Inc.[a]	873,763
63,730	Catalent, Inc.[a]	1,718,161
51,180	Celgene Corporation[a]	5,924,085
1,550	Centene Corporation[a]	87,591
4,150	Charles River Laboratories International, Inc.[a]	316,189
5,430	Chemed Corporation	871,026
7,110	Coherus Biosciences, Inc.[a]	200,146
1,790	CONMED Corporation	79,064
5,800	Cooper Companies, Inc.	1,014,594
1,500	Cross Country Healthcare, Inc.[a]	23,415
15,110	Dentsply Sirona, Inc.	872,300
8,950	Dexcom, Inc.[a]	534,315
8,120	Diplomat Pharmacy, Inc.[a]	102,312
17,320	Edwards Lifesciences Corporation[a]	1,622,884
700	Emergent Biosolutions, Inc.[a]	22,988
5,460	Ensign Group, Inc.	121,267
8,621	Envision Healthcare Corporation[a]	545,623
923	Essilor International SA	104,141
3,480	Express Scripts Holding Company[a]	239,389
37,030	GenMark Diagnostics, Inc.[a]	453,247
83,378	Gilead Sciences, Inc.	5,970,699
2,029	GlaxoSmithKline plc	38,974
1,330	Global Blood Therapeutics, Inc.[a]	19,219
2,340	HCA Holdings, Inc.[a]	173,207
11,733	HealthEquity, Inc.[a]	475,421
2,300	Healthways, Inc.[a]	52,325
5,120	Heska Corporation[a]	366,592
962	Hikma Pharmaceuticals plc	22,422
7,470	Hill-Rom Holdings, Inc.	419,366
39,660	Hologic, Inc.[a]	1,591,159
1,580	ICU Medical, Inc.[a]	232,813
19,089	Inogen, Inc.[a]	1,282,208
37,326	Intersect ENT, Inc.[a]	451,645
6,140	Intra-Cellular Therapies, Inc.[a]	92,653
21,228	Ironwood Pharmaceuticals, Inc.[a]	324,576
18,670	Johnson & Johnson	2,150,971
10,090	Kindred Healthcare, Inc.	79,207
200	Lonza Group AG	34,566
4,860	Magellan Health Services, Inc.[a]	365,715
47,064	Medtronic plc	3,352,369
17,760	Merck & Company, Inc.	1,045,531
656	Merck KGaA	68,304
2,568	Mettler-Toledo International, Inc.[a]	1,074,862
21,105	Mylan NVa	805,156
2,128	National Healthcare Corporation	161,281
15,582	Neurocrine Biosciences, Inc.[a]	603,023
23,935	Nevro Corporation[a]	1,739,117
4,069	Novartis AG	295,912

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Health Care (7.3%) - continued
2,000	Novo Nordisk AS	$71,744
40,583	NuVasive, Inc.[a]	2,733,671
19,890	Omnicell, Inc.[a]	674,271
19,280	OraSure Technologies, Inc.[a]	169,278
2,740	Orthofix International NVa	99,133
11,340	PerkinElmer, Inc.	591,381
9,130	Perrigo Company plc	759,890
44,930	Pfizer, Inc.	1,459,326
2,870	PharMerica Corporation[a]	72,181
4,000	Prothena Corporation plc[a]	196,760
4,090	Roche Holding AG ADR	116,688
220	Roche Holding AG-Genusschein	50,150
17,950	Surgical Care Affiliates, Inc.[a]	830,547
14,967	Teleflex, Inc.	2,411,932
3,763	Triple-S Management Corporation[a]	77,894
6,273	UnitedHealth Group, Inc.	1,003,931
16,514	Universal Health Services, Inc.	1,756,759
2,030	VCA Antech, Inc.[a]	139,360
30,450	Veeva Systems, Inc.[a]	1,239,315
34,284	Vertex Pharmaceuticals, Inc.[a]	2,525,702
4,160	Waters Corporation[a]	559,062
4,080	West Pharmaceutical Services, Inc.	346,106
25,720	Wright Medical Group NVa	591,046
3,570	Ziopharm Oncology, Inc.[a]	19,099
12,790	Zoetis, Inc.	684,649

	Total	77,223,698

Industrials (6.6%)
7	A P Moller - Maersk AS	11,158
2,222	ABB, Ltd.	46,755
4,575	ABM Industries, Inc.	186,843
11,740	Acuity Brands, Inc.	2,710,296
1,410	Adecco SA	92,040
5,324	Aegion Corporation[a]	126,179
1,130	Aerovironment, Inc.[a]	30,318
17,115	AGCO Corporation	990,274
7,500	Air New Zealand, Ltd.	11,422
8,840	Ardmore Shipping Corporation	65,416
5,000	Asahi Glass Company, Ltd.	33,923
1,711	Astec Industries, Inc.	115,424
300	Atlas Copco Aktiebolag	9,101
25,855	AZZ, Inc.	1,652,134
17,516	B/E Aerospace, Inc.	1,054,288
7,480	Barnes Group, Inc.	354,702
629	Berendsen plc	6,744
2,000	Boeing Company	311,360
35,180	BWX Technologies, Inc.	1,396,646
7,900	Carlisle Companies, Inc.	871,291
2,100	CEB, Inc.	127,260
2,329	CIRCOR International, Inc.	151,106
4,005	CLARCOR, Inc.	330,292
2,270	Colfax Corporation[a]	81,561
5,052	Comfort Systems USA, Inc.	168,232
6,070	Copart, Inc.[a]	336,339
1,250	Crane Company	90,150
5,978	CSX Corporation	214,790
25,270	Cummins, Inc.	3,453,651
6,750	Curtiss-Wright Corporation	663,930
1,000	Dai Nippon Printing Company, Ltd.	9,867
16,930	Delta Air Lines, Inc.	832,787
490	Deluxe Corporation	35,089
1,063	Deutsche Post AG	34,861
8,440	Donaldson Company, Inc.	355,155
600	DSV AS	26,646
7,977	El Al Israel Airlines, Ltd.	5,275
2,910	EMCOR Group, Inc.	205,912
7,800	Encore Wire Corporation	338,130
6,020	EnerSys	470,162
380	EnPro Industries, Inc.	25,597
4,095	Equifax, Inc.	484,152
1,799	ESCO Technologies, Inc.	101,913
8,991	Federal Signal Corporation	140,350
70	Flughafen Zuerich AG	12,971
1,440	Fortive Corporation	77,227
10,327	Fortune Brands Home and Security, Inc.	552,081
2,807	Franklin Electric Company, Inc.	109,192
400	Fraport AG Frankfurt Airport Services Worldwide	23,603
1,100	Fuji Machine Manufacturing Company, Ltd.	12,559
2,010	GasLog, Ltd.	32,361
4,840	Gener8 Maritime, Inc.[a]	21,683
4,491	Gibraltar Industries, Inc.[a]	187,050
18,295	Granite Construction, Inc.	1,006,225
11,920	Harsco Corporation	162,112
17,970	Healthcare Services Group, Inc.	703,885
12,869	Heico Corporation	992,843
3,570	Herman Miller, Inc.	122,094
5,390	Hexcel Corporation	277,262
500	Hitachi Transport System, Ltd.	10,130
172	Hochtief AG	24,014
4,421	Honeywell International, Inc.	512,173
963	Hub Group, Inc.[a]	42,131
3,360	Hubbell, Inc.	392,112
5,000	Huntington Ingalls Industries, Inc.	920,950
5,730	ICF International, Inc.[a]	316,296
800	Inaba Denki Sangyo Company, Ltd.	27,504
13,710	Ingersoll-Rand plc	1,028,798
1,730	Insperity, Inc.	122,743
1,150	Insteel Industries, Inc.	40,986
1,030	Interface, Inc.	19,106
11,100	ITOCHU Corporation	146,972
3,180	ITT Corporation	122,653
590	Jacobs Engineering Group, Inc.[a]	33,630
500	Jardine Matheson Holdings, Ltd.	27,625
7,974	JB Hunt Transport Services, Inc.	774,036
9,729	Johnson Controls International plc	400,738
2,690	Kansas City Southern	228,247
3,570	KBR, Inc.	59,583
20,210	Kennametal, Inc.	631,765
5,061	Kforce, Inc.	116,909
16,310	Kirby Corporation[a]	1,084,615
3,000	KITZ Corporation	16,379
1,300	Komatsu, Ltd.	29,445
2,632	KONE Oyj	117,608
620	Koninklijke Boskalis Westminster NV	21,509
10,020	Korn/Ferry International	294,889
9,230	Lincoln Electric Holdings, Inc.	707,664
5,140	Lindsay Corporation	383,495
1,480	Manpower, Inc.	131,528
1,700	Marubeni Corporation	9,615
6,750	Masco Corporation	213,435
15,330	Masonite International Corporation[a]	1,008,714
4,345	Meggitt plc	24,537
5,700	Meritor, Inc.[a]	70,794
10,573	Middleby Corporation[a]	1,361,908
1,200	MIRAIT Holdings Corporation	10,815
900	Mitsubishi Corporation	19,115
4,300	Mitsubishi Electric Corporation	59,809
3,000	Mitsubishi Heavy Industries, Ltd.	13,638
1,000	Mitsuboshi Belting, Ltd.	8,503
600	Mitsui & Company, Ltd.	8,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Industrials (6.6%) - continued
5,120	Moog, Inc.[a]	$336,282
17,500	MRC Global, Inc.[a]	354,550
19,392	MSA Safety, Inc.	1,344,447
1,020	Mueller Industries, Inc.	40,759
5,330	MYR Group, Inc.[a]	200,834
1,652	National Express Group plc	7,199
7,039	Navigant Consulting, Inc.[a]	184,281
3,610	NCI Building Systems, Inc.[a]	56,497
10,033	Nielsen Holdings plc	420,884
2,100	Nitto Kogyo Corporation	28,592
499	Nordson Corporation	55,913
1,730	Norfolk Southern Corporation	186,961
6,820	Old Dominion Freight Line, Inc.[a]	585,088
20,537	On Assignment, Inc.[a]	906,914
14,990	Orbital ATK, Inc.	1,315,073
28,205	Oshkosh Corporation	1,822,325
43,315	PGT Innovations, Inc.[a]	495,957
711	Philips Lighting NVa,c	17,513
17,950	Proto Labs, Inc.[a]	921,732
1,550	Quanex Building Products Corporation	31,465
544	Randstad Holding NV	29,467
28,320	Raven Industries, Inc.	713,664
8,740	Raytheon Company	1,241,080
430	RBC Bearings, Inc.[a]	39,908
1,220	Regal-Beloit Corporation	84,485
1,016	RELX NV	17,089
5,470	Resources Connection, Inc.	105,298
1,670	Rexnord Corporation[a]	32,715
62	Rieter Holding AG	10,783
800	Rockwell Automation, Inc.	107,520
12,260	Rockwell Collins, Inc.	1,137,238
2,620	Rolls-Royce Holdings plc[a]	21,520
5,668	Roper Industries, Inc.	1,037,697
915	Ryder System, Inc.	68,113
32,930	Saia, Inc.[a]	1,453,860
1,100	Sanwa Holdings Corporation	10,462
168	Schindler Holding AG, Participation Certificate	29,587
231	Schneider Electric SE	16,047
1,182	Siemens AG	144,725
589	Skanska AB	13,868
2,048	SKF AB	37,552
1,700	Smiths Group plc	29,592
6,200	Sojitz Corporation	15,011
63,851	Southwest Airlines Company	3,182,334
3,440	SPX FLOW, Inc.[a]	110,286
430	Standex International Corporation	37,776
550	Stanley Black & Decker, Inc.	63,080
1,230	Stericycle, Inc.[a]	94,759
239	Sulzer, Ltd.	24,603
7,479	Team, Inc.[a]	293,551
6,955	Tennant Company	495,196
930	Tetra Tech, Inc.	40,130
3,191	Textron, Inc.	154,955
31,260	TransUnion[a]	966,872
1,180	TrueBlue, Inc.[a]	29,087
49,874	Union Pacific Corporation	5,170,936
24,110	United Continental Holdings, Inc.[a]	1,757,137
2,730	United Parcel Service, Inc.	312,967
10,882	United Rentals, Inc.[a]	1,148,922
1,873	Universal Forest Products, Inc.	191,383
3,635	Universal Truckload Services, Inc.	59,432
1,538	Vinci SA	104,622
12,530	WABCO Holdings, Inc.[a]	1,330,059
14,706	WageWorks, Inc.[a]	1,066,185
26,984	Waste Connections, Inc.	2,120,673
3,002	Watsco, Inc.	444,656
351	Wolseley plc	21,427
456	WSP Global, Inc.	15,178
7,150	Xylem, Inc.	354,068
2,410	YRC Worldwide, Inc.[a]	32,005
400	Yuasa Trading Company, Ltd.	9,964

	Total	69,990,796

Information Technology (14.2%)
37,989	Agilent Technologies, Inc.	1,730,779
29,105	Akamai Technologies, Inc.[a]	1,940,721
10,320	Alliance Data Systems Corporation	2,358,120
10,943	Alphabet, Inc., Class Aa	8,671,780
7,997	Alphabet, Inc., Class Ca	6,172,245
14,792	Ambarella, Inc.[a]	800,691
8,160	Amkor Technology, Inc.[a]	86,088
28,685	Amphenol Corporation	1,927,632
19,580	Analog Devices, Inc.	1,421,900
74,744	Apple, Inc.	8,656,850
33,834	Applied Materials, Inc.	1,091,823
17,120	Apptio, Inc.[a]	317,234
30,282	Arista Networks, Inc.[a]	2,930,389
21,480	ARRIS International plc[a]	647,192
8,783	Aspen Technology, Inc.[a]	480,254
3,490	AVX Corporation	54,549
2,620	Bankrate, Inc.[a]	28,951
10,510	Belden, Inc.	785,833
8,990	Blackhawk Network Holdings, Inc.[a]	338,698
55,960	Booz Allen Hamilton Holding Corporation	2,018,477
10,814	Brooks Automation, Inc.	184,595
2,910	CA, Inc.	92,451
2,436	Cabot Microelectronics Corporation	153,882
1,030	CACI International, Inc.[a]	128,029
1,190	Cadence Design Systems, Inc.[a]	30,012
1,100	Canon, Inc.	30,978
661	Capital Power Corporation	11,436
1,210	Carbonite, Inc.[a]	19,844
17,149	Cavium, Inc.[a]	1,070,784
2,510	CDK Global, Inc.	149,822
40,100	Ciena Corporation[a]	978,841
390	Cirrus Logic, Inc.[a]	22,051
73,040	Cisco Systems, Inc.	2,207,269
8,980	Cognex Corporation	571,308
1,790	Coherent, Inc.[a]	245,919
18,960	CommVault Systems, Inc.[a]	974,544
1,620	Comtech Telecommunications Corporation	19,197
5,620	Convergys Corporation	138,027
12,970	CoreLogic, Inc.[a]	477,685
40,546	Criteo SA ADR[a]	1,665,630
1,780	CTS Corporation	39,872
37,540	Dolby Laboratories, Inc.	1,696,433
27,410	DST Systems, Inc.	2,936,982
300	DTS Corporation	6,382
13,950	eBay, Inc.[a]	414,176
3,610	Entegris, Inc.[a]	64,619
20,160	Envestnet, Inc.[a]	710,640
3,770	EVERTEC, Inc.	66,918
4,310	ExlService Holdings, Inc.[a]	217,396
4,492	F5 Networks, Inc.[a]	650,082
4,597	Fabrinet[a]	185,259
88,100	Facebook, Inc.[a]	10,135,905
31,490	Finisar Corporation[a]	953,202
41,170	FLIR Systems, Inc.	1,489,942
850	Forrester Research, Inc.	36,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Information Technology (14.2%) - continued
29,592	Fortinet, Inc.[a]	$891,311
2,400	FUJIFILM Holdings NPV	90,878
41,752	Guidewire Software, Inc.[a]	2,059,626
4,857	IAC/InterActiveCorporation[a]	314,685
1,850	Insight Enterprises, Inc.[a]	74,814
67,920	Integrated Device Technology, Inc.[a]	1,600,195
21,320	Intel Corporation	773,276
9,579	Ixia[a]	154,222
730	Keysight Technologies, Inc.[a]	26,696
1,300	Konica Minolta Holdings, Inc.	12,884
13,940	Lam Research Corporation	1,473,876
5,600	Liberty Tripadvisor Holdings, Inc.[a]	84,280
1,076	Littelfuse, Inc.	163,305
18,170	M/A-COM Technology Solutions Holdings, Inc.[a]	840,908
9,074	Manhattan Associates, Inc.[a]	481,194
68,210	MasterCard, Inc.	7,042,683
22,070	Maxim Integrated Products, Inc.	851,240
850	MAXIMUS, Inc.	47,422
4,680	Methode Electronics, Inc.	193,518
10,500	Microsemi Corporation[a]	566,685
163,800	Microsoft Corporation	10,178,532
19,760	Mobileye NVa	753,251
27,449	Monolithic Power Systems, Inc.	2,248,897
2,780	Monotype Imaging Holdings, Inc.	55,183
27,130	National Instruments Corporation	836,147
1,100	NEC Networks & System Integration Corporation	19,832
2,230	NetApp, Inc.	78,652
33,850	New Relic, Inc.[a]	956,263
356	Nice, Ltd.	24,426
10,251	Nice, Ltd. ADR	704,859
800	Nichicon Corporation	6,966
200	NTT Data Corporation	9,662
18,554	NVIDIA Corporation	1,980,454
8,820	NXP Semiconductors NVa	864,448
62,994	Oclaro, Inc.[a]	563,796
10,370	ON Semiconductor Corporation[a]	132,321
44,650	Oracle Corporation	1,716,792
1,170	OSI Systems, Inc.[a]	89,060
13,960	Palo Alto Networks, Inc.[a]	1,745,698
62,980	Pandora Media, Inc.[a]	821,259
11,225	Paycom Software, Inc.[a]	510,625
16,590	Paylocity Holding Corporation[a]	497,866
136,424	PayPal Holdings, Inc.[a]	5,384,655
21,446	Pegasystems, Inc.	772,056
4,633	Progress Software Corporation	147,932
33,706	Proofpoint, Inc.[a]	2,381,329
4,690	PTC, Inc.[a]	217,006
36,216	Q2 Holdings, Inc.[a]	1,044,832
640	Qorvo, Inc.[a]	33,747
13,150	QUALCOMM, Inc.	857,380
680	Qualys, Inc.[a]	21,522
4,640	RealPage, Inc.[a]	139,200
11,850	Red Hat, Inc.[a]	825,945
100	Rohm Company, Ltd.	5,737
4,683	Rudolph Technologies, Inc.[a]	109,348
400	Ryosan Company, Ltd.	12,059
96,050	Salesforce.com, Inc.[a]	6,575,583
137	SAP SE	11,851
810	ScanSource, Inc.[a]	32,684
590	Seagate Technology plc	22,520
15,531	ServiceNow, Inc.[a]	1,154,575
5,250	ShoreTel, Inc.[a]	37,537
570	Silicon Laboratories, Inc.[a]	37,050
325	Software AG	11,779
22,200	SS&C Technologies Holdings, Inc.	634,920
14,532	Synopsys, Inc.[a]	855,354
2,431	Telefonaktiebolaget LM Ericsson	14,248
51,311	Teradyne, Inc.	1,303,299
910	Tessera Technologies, Inc.	40,222
4,530	Texas Instruments, Inc.	330,554
300	Tokyo Electron, Ltd.	28,215
1,670	Total System Services, Inc.	81,880
4,690	Trimble, Inc.[a]	141,404
10,142	Tyler Technologies, Inc.[a]	1,447,973
6,448	Ultimate Software Group, Inc.[a]	1,175,793
610	Verint Systems, Inc.[a]	21,503
58,304	Virtusa Corporation[a]	1,464,596
98,850	Visa, Inc.	7,712,277
560	Western Digital Corporation	38,052
67,510	Xerox Corporation	589,362
28,900	Xilinx, Inc.	1,744,693

	Total	151,236,184

Materials (2.1%)
500	Adeka Corporation	6,783
4,790	Agnico Eagle Mines, Ltd.	201,180
4,000	Air Products and Chemicals, Inc.	575,280
2,576	American Vanguard Corporation	49,330
983	APERAM	44,860
3,510	Ashland Global Holdings, Inc.	383,608
2,920	Avery Dennison Corporation	205,042
11,570	Axalta Coating Systems, Ltd.[a]	314,704
7,298	Balchem Corporation	612,448
4,040	Ball Corporation	303,283
26,670	Barrick Gold Corporation	426,187
784	BHP Billiton plc	12,484
11,619	BHP Billiton, Ltd.	208,153
8,094	BlueScope Steel, Ltd.	53,793
4,010	Boise Cascade Company[a]	90,225
3,790	Cabot Corporation	191,547
1,890	Carpenter Technology Corporation	68,361
11,617	Celanese Corporation	914,723
23,509	Chemtura Corporation[a]	780,499
2,110	Continental Building Products, Inc.[a]	48,741
288	Croda International plc	11,327
10,130	Crown Holdings, Inc.[a]	532,534
4,700	Daicel Corporation	51,672
3,420	Dow Chemical Company	195,692
970	Eagle Materials, Inc.	95,574
8,300	Eastman Chemical Company	624,243
8,270	Ecolab, Inc.	969,409
18,530	Eldorado Gold Corporation[a]	59,667
3,050	Evonik Industries AG	90,917
4,170	Ferro Corporation[a]	59,756
8,150	Ferroglobe plc	88,265
8,150	Ferroglobe Representation & Warranty Insurance Trust[a,b]	1
26,495	FMC Corporation	1,498,557
8	Givaudan SA	14,641
18,170	Goldcorp, Inc.	247,112
67,300	Graphic Packaging Holding Company	839,904
4,130	Huntsman Corporation	78,800
1,215	Ingevity Corporation[a]	66,655
430	Innophos Holdings, Inc.	22,472
1,497	Innospec, Inc.	102,545
710	International Flavors & Fragrances, Inc.	83,659
15,060	International Paper Company	799,084
800	JSR Corporation	12,592
1,990	Kadant, Inc.	121,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Materials (2.1%) - continued
6,030	KapStone Paper and Packaging Corporation	$132,962
34,020	Kinross Gold Corporation[a]	105,802
910	Koppers Holdings, Inc.[a]	36,673
3,100	Kuraray Company, Ltd.	46,486
700	Kyoei Steel, Ltd.	13,309
183	LafargeHolcim, Ltd.	9,606
1,240	Martin Marietta Materials, Inc.	274,697
7,600	Materion Corporation	300,960
7,870	Methanex Corporation	344,706
1,194	Minerals Technologies, Inc.	92,237
3,700	Mitsubishi Chemical Holdings Corporation	23,923
600	Mitsubishi Gas Chemical Company, Inc.	10,224
400	Mitsubishi Materials Corporation	12,235
5,510	Mosaic Company	161,608
7,088	Myers Industries, Inc.	101,358
430	Neenah Paper, Inc.	36,636
18,390	Newmont Mining Corporation	626,547
200	Nippon Shokubai Company, Ltd.	12,455
13,492	Norsk Hydro ASA	64,394
7,880	Nucor Corporation	469,018
1,421	Nufarm, Ltd.	9,363
3,390	OMNOVA Solutions, Inc.[a]	33,900
3,760	Orora, Ltd.	8,086
29,770	Owens-Illinois, Inc.[a]	518,296
12,487	Packaging Corporation of America	1,059,147
1,980	PolyOne Corporation	63,439
330	Quaker Chemical Corporation	42,220
2,430	Rayonier Advanced Materials, Inc.	37,568
2,080	Reliance Steel & Aluminum Company	165,443
348	Rio Tinto, Ltd.	14,909
1,720	Royal Gold, Inc.	108,962
2,700	Schnitzer Steel Industries, Inc.	69,390
530	Schweitzer-Mauduit International, Inc.	24,131
6,177	Scotts Miracle-Gro Company	590,212
5,320	Sealed Air Corporation	241,209
9,230	Sensient Technologies Corporation	725,293
460	Silgan Holdings, Inc.	23,543
8,120	Silver Wheaton Corporation	156,878
5,290	Sonoco Products Company	278,783
40,652	Steel Dynamics, Inc.	1,446,398
300	Sumitomo Seika Chemicals Company, Ltd.	11,749
3,150	SunCoke Energy, Inc.[a]	35,721
14,180	Teck Resources, Ltd.	284,025
1,400	Toagosei Company, Ltd.	13,742
1,000	Tosoh Corporation	7,054
2,099	UPM-Kymmene Oyj	51,332
2,610	Vulcan Materials Company	326,642
8,194	Westrock Company	416,009
26,850	Yamana Gold, Inc.	75,449
400	Yamato Kogyo Company, Ltd.	11,156
2,388	Yara International ASA	93,942
200	Yodogawa Steel Works, Ltd.	5,212

	Total	21,983,136

Real Estate (1.0%)
9,940	American Assets Trust, Inc.	428,215
4,740	American Campus Communities, Inc.	235,910
3,300	Bluerock Residential Growth REIT, Inc.	45,276
31,337	Brixmor Property Group, Inc.	765,250
5,250	Camden Property Trust	441,367
7,400	CapitaLand Retail China Trust[a]	7,001
6,790	CBL & Associates Properties, Inc.	78,085
18,023	Cedar Realty Trust, Inc.	117,690
8,450	Chatham Lodging Trust	173,647
1,650	City Office REIT, Inc.	21,730
7,100	Columbia Property Trust, Inc.	153,360
5,590	CoreCivic, Inc.	136,731
24,060	Corporate Office Properties Trust	751,153
25,303	Cousins Properties, Inc.	215,328
6,230	CyrusOne, Inc.	278,668
100	Daito Trust Construction Company, Ltd.	15,034
49,290	DDR Corporation	752,658
10,579	DEXUS Property Group	73,389
4,800	Digital Realty Trust, Inc.	471,648
16,850	Duke Realty Corporation	447,536
2,530	Equity Lifestyle Properties, Inc.	182,413
790	First Industrial Realty Trust, Inc.	22,159
5,848	First Potomac Realty Trust	64,153
4,210	Franklin Street Properties Corporation	54,562
15,800	General Growth Properties, Inc.	394,684
3,167	H&R Real Estate Investment Trust	52,766
900	Hamborner REIT AG	8,562
7,970	HFF, Inc.	241,092
2,450	Hospitality Properties Trust	77,763
29,748	Host Hotels & Resorts, Inc.	560,452
1,280	Hudson Pacific Properties, Inc.	44,518
12,000	Hysan Development Company, Ltd.	49,488
3,880	InfraREIT, Inc.	69,491
6,050	Kite Realty Group Trust	142,054
5,910	LaSalle Hotel Properties	180,078
8,300	Liberty Property Trust	327,850
1,610	Life Storage, Inc.	137,269
1,500	Link REIT	9,725
3,080	Mid-America Apartment Communities, Inc.	301,594
49,394	New World Development Company, Ltd.	52,042
16,583	Pebblebrook Hotel Trust	493,344
13,740	Physicians Realty Trust	260,510
547	Potlatch Corporation	22,783
2,680	RE/MAX Holdings, Inc.	150,080
5,700	Realogy Holdings Corporation	146,661
21,830	Retail Properties of America, Inc.	334,654
3,370	Silver Bay Realty Trust Corporation REIT	57,762
1,980	Spirit Realty Captial, Inc.	21,503
19,498	Stockland	64,415
2,670	Store Capital Corporation	65,976
540	Sun Communities, Inc.	41,369
22,593	Terreno Realty Corporation	643,675
4,350	Urstadt Biddle Properties, Inc.	104,878
3,130	Welltower, Inc.	209,491
1,000	Wharf Holdings, Ltd.	6,624
1,000	Wheelock and Company, Ltd.	5,612
11,800	Wing Tai Holdings, Ltd.	12,925

	Total	11,224,653

Telecommunications Services (0.3%)
9,960	AT&T, Inc.	423,599
920	ATN International, Inc.	73,720
1,864	Cincinnati Bell, Inc.[a]	41,660
1,741	Elisa Oyj	56,516
1,528	Freenet AG	42,944
8,460	General Communication, Inc.[a]	164,547
26,380	KCOM Group plc	30,804
6,676	Koninklijke (Royal) KPN NV	19,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (53.8%)	Value
Telecommunications Services (0.3%) - continued
10,905	Level 3 Communications, Inc.[a]	$614,606
1,600	Nippon Telegraph & Telephone Corporation	67,352
1,700	NTT DOCOMO, Inc.	38,667
30,494	PCCW, Ltd.	16,485
717	Proximus SA	20,612
7,624	SBA Communications Corporation[a]	787,254
2,800	Telefonica Deutschland Holding AG	11,968
1,742	Telenor ASA	26,002
7,708	Verizon Communications, Inc.	411,453
391	Vivendi SA	7,416
20,370	Vonage Holdings Corporation[a]	139,534

	Total	2,994,881

Utilities (0.9%)
1,010	Alliant Energy Corporation	38,269
1,410	American Electric Power Company, Inc.	88,774
5,720	American States Water Company	260,603
1,940	Artesian Resources Corporation	61,964
590	ATCO, Ltd.	19,625
9,450	Avista Corporation	377,905
13,770	Calpine Corporation[a]	157,391
9,600	Centrica plc	27,649
780	Consolidated Edison, Inc.	57,470
1,640	Consolidated Water Company, Ltd.	17,794
9,230	DTE Energy Company	909,247
2,740	Dynegy, Inc.[a]	23,180
2,530	Edison International, Inc.	182,135
13,400	Electricidade de Portugal SA	40,784
19,450	Eversource Energy	1,074,223
2,970	Exelon Corporation	105,405
39,560	Great Plains Energy, Inc.	1,081,966
2,080	Hawaiian Electric Industries, Inc.	68,786
12,510	MDU Resources Group, Inc.	359,913
830	Middlesex Water Company	35,640
1,640	National Fuel Gas Company	92,890
5,510	NiSource, Inc.	121,991
1,050	NorthWestern Corporation	59,713
16,000	Osaka Gas Company, Ltd.	61,393
8,480	PG&E Corporation	515,330
13,350	PNM Resources, Inc.	457,905
5,770	Portland General Electric Company	250,014
13,950	Public Service Enterprise Group, Inc.	612,126
8,531	Redes Energeticas Nacionais SGPS SA	24,205
2,350	Renewable Energy Group, Inc.[a]	22,795
12,060	Southern Company	593,231
6,300	Southwest Gas Holdings, Inc.	482,706
320	Spire, Inc.	20,656
1,000	Toho Gas Company, Ltd.	8,122
1,505	United Utilities Group plc	16,682
16,600	Vectren Corporation	865,690

	Total	9,194,172

	Total Common Stock (cost $467,036,687)	571,536,278

	Registered Investment Companies (32.3%)
Affiliated Equity Holdings (29.0%)
3,495,736	Thrivent Large Cap Stock Portfolio	42,283,026
3,170,544	Thrivent Large Cap Value Portfolio	53,389,419
3,352,705	Thrivent Mid Cap Stock Portfolio	63,971,952
12,044,477	Thrivent Partner Worldwide Allocation Portfolio	109,497,545
2,105,112	Thrivent Small Cap Stock Portfolio	38,931,305

	Total	308,073,247

Affiliated Fixed Income Holdings (2.1%)
1,768,459	Thrivent High Yield Portfolio	8,435,903
468,133	Thrivent Income Portfolio	4,713,587
938,887	Thrivent Limited Maturity Bond Portfolio	9,207,570

	Total	22,357,060

Equity Funds/ETFs (1.2%)
1,310	iShares MSCI EAFE Index Fund	75,626
28,305	iShares Russell 2000 Growth Index Fund	4,357,272
12,288	iShares Russell 2000 Index Fund	1,657,037
4,860	iShares Russell 2000 Value Index Fund	578,048
8,520	Materials Select Sector SPDR Fund	423,444
20,956	SPDR S&P 500 ETF Trust	4,684,295
24,860	SPDR S&P Biotech ETF	1,471,464
310	SPDR S&P MidCap 400 ETF Trust	93,536

	Total	13,340,722

	Total Registered Investment Companies (cost $321,617,561)	343,771,029

Principal Amount	Long-Term Fixed Income (3.6%)
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$27,389	1.206%, 12/25/2035, Series 2005-6, Class 2A1[d]	12,443
	Residential Asset Securitization Trust
45,326	1.136%, 8/25/2037, Series 2007-A8, Class 2A3[d]	11,819
	Sequoia Mortgage Trust
112,279	3.280%, 9/20/2046, Series 2007-1, Class 4A1	91,057
	WaMu Mortgage Pass Through Certificates
50,571	2.837%, 9/25/2036, Series 2006-AR10, Class 1A2	46,528
73,397	2.850%, 10/25/2036, Series 2006-AR12, Class 1A1	63,981

	Total	225,828

Mortgage-Backed Securities (1.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
875,000	3.000%, 1/1/2032[e]	897,488
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
875,000	4.000%, 1/1/2047[e]	918,575
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
900,000	2.500%, 1/1/2032[e]	900,990
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,850,000	3.000%, 1/1/2047[e]	1,836,495
7,475,000	3.500%, 1/1/2047[e]	7,656,642
3,975,000	4.000%, 1/1/2047[e]	4,176,930
1,575,000	4.500%, 1/1/2047[e]	1,693,440

	Total	18,080,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (3.6%)	Value
U.S. Government and Agencies (1.9%)
	Tennessee Valley Authority
$165,000	5.250%, 9/15/2039	$206,870
	U.S. Treasury Bonds
1,680,000	3.625%, 2/15/2044	1,858,179
348,000	2.500%, 5/15/2046	308,492
	U.S. Treasury Bonds, TIPS
1,322,477	0.625%, 1/15/2026	1,333,881
	U.S. Treasury Notes
225,000	0.875%, 3/31/2018	224,691
400,000	1.000%, 11/30/2018[f]	398,636
2,520,000	0.750%, 2/15/2019	2,494,253
360,000	1.000%, 10/15/2019	355,984
825,000	1.500%, 10/31/2019	826,610
665,000	1.375%, 9/30/2020	656,976
3,425,000	1.125%, 8/31/2021	3,306,084
250,000	2.125%, 9/30/2021	251,975
250,000	1.625%, 8/15/2022	243,540
5,100,000	1.625%, 10/31/2023	4,900,493
2,100,000	2.250%, 11/15/2024	2,084,342
772,000	2.000%, 11/15/2026[f]	741,576

	Total	20,192,582

	Total Long-Term Fixed Income (cost $38,618,657)	38,498,970

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
88	Henkel AG & Company KGaA, 1.470%	10,476

	Total	10,476

	Total Preferred Stock (cost $10,840)	10,476

	Collateral Held for Securities Loaned (0.1%)
1,164,525	Thrivent Cash Management Trust	1,164,525

	Total Collateral Held for Securities Loaned (cost $1,164,525)	1,164,525

Shares or Principal Amount	Short-Term Investments (11.8%)[g]
	Federal Home Loan Bank Discount Notes
3,000,000	0.340%, 1/4/2017[h]	2,999,967
5,200,000	0.344%, 1/6/2017[h]	5,199,834
500,000	0.500%, 1/19/2017[h]	499,915
100,000	0.425%, 1/20/2017[h]	99,982
100,000	0.365%, 1/27/2017[h]	99,975
300,000	0.400%, 2/1/2017[h]	299,879
100,000	0.500%, 2/17/2017[h]	99,937
	Thrivent Core Short-Term Reserve Fund
11,605,862	0.910%	116,058,618

	Total Short-Term Investments (cost $125,357,942)	125,358,107

	Total Investments (cost $953,806,212) 101.6%	$1,080,339,385

	Other Assets and Liabilities, Net (1.6%)	(16,911,396)

	Total Net Assets 100.0%	$1,063,427,989

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $17,513 or 0.0% of total net assets.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is on loan.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$1,140,212

Total lending	$1,140,212
Gross amount payable upon return of collateral for securities loaned	$1,164,525

Net amounts due to counterparty	$24,313

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$ 441,038	10.000%, 10/5/2021	$446,737
	Axalta Coating Systems US Holdings, Inc.,Term Loan
577,696	3.498%, 2/1/2023	583,115
	Fortescue Metals Group, Ltd., Term Loan
445,645	3.750%, 6/30/2019	446,536
	Ineos US Finance, LLC, Term Loan
1,334,299	3.750%, 12/15/2020	1,339,863
	Tronox Pigments BV, Term Loan
786,267	4.500%, 3/19/2020	788,885

	Total	3,605,136

Capital Goods (0.1%)
	Accudyne Industries, LLC, Term Loan
438,294	4.000%, 12/13/2019	413,719
	Advanced Disposal Services, Inc., Term Loan
388,480	3.500%, 11/10/2023	391,638
	Cortes NP Acquisition Corporation, Term Loan
1,030,000	6.000%, 11/30/2023	1,042,875

	Total	1,848,232

Communications Services (0.3%)
	Altice US Finance I Corporation, Term Loan
563,854	3.882%, 1/15/2025	569,492
	Beasley Broadcast Group, Inc., Term Loan
345,000	7.000%, 11/1/2023	345,000
	FairPoint Communications, Inc., Term Loan
798,021	7.500%, 2/14/2019	804,757
	Grande Communications Networks, LLC, Term Loan
718,952	4.500%, 5/29/2020	723,266
	Hargray Communications Group, Inc., Term Loan
786,638	4.750%, 6/26/2019	795,157
	Integra Telecom Holdings, Inc., Term Loan
499,540	5.250%, 8/14/2020	500,414
220,520	9.750%, 2/12/2021	220,107
	Intelsat Jackson Holdings SA, Term Loan
267,851	3.750%, 6/30/2019	258,615
	Level 3 Communications, Inc., Term Loan
1,555,000	4.000%, 1/15/2020	1,575,215
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,765,000	4.500%, 1/7/2022	2,742,548
	LTS Buyer, LLC, Term Loan
765,514	4.248%, 4/13/2020	769,104
	NEP Broadcasting, LLC, Term Loan
68,571	10.000%, 7/22/2020	68,828
	NEP/NCP Holdco, Inc., Term Loan
1,029,234	4.250%, 1/22/2020	1,031,807
	SBA Senior Finance II, LLC, Term Loan
531,900	3.270%, 6/10/2022	533,597
	Syniverse Holdings, Inc., Term Loan
684,177	4.000%, 4/23/2019	595,918
	TNS, Inc., Term Loan
391,848	5.000%, 2/14/2020	395,155
	Univision Communications, Inc., Term Loan
973,894	4.000%, 3/1/2020	978,764
	Virgin Media Bristol, LLC, Term Loan
1,385,000	3.486%, 1/31/2025	1,390,374
	WideOpenWest Finance, LLC, Term Loan
748,125	4.500%, 8/18/2023	755,472
	XO Communications, LLC, Term Loan
291,750	4.250%, 3/20/2021	292,479
	Yankee Cable Acquisition, LLC, Term Loan
619,269	4.250%, 3/1/2020	619,529
	Zayo Group, LLC, Term Loan
1,151,294	3.750%, 5/6/2021	1,162,969

	Total	17,128,567

Consumer Cyclical (0.1%)
	Amaya BV, Term Loan
1,359,073	5.000%, 8/1/2021	1,363,232
	Burlington Coat Factory Warehouse Corporation, Term Loan
728,516	3.510%, 8/13/2021	732,807
	Cengage Learning Acquisitions, Term Loan
467,650	5.250%, 6/7/2023	454,280
	Ceridian HCM Holding, Inc., Term Loan
339,664	4.500%, 9/15/2020	336,974
	Four Seasons Holdings, Inc., Term Loan
495,000	3.750%, 11/30/2023	500,156
	Golden Nugget, Inc., Term Loan
334,069	4.500%, 11/21/2019	337,409
	Golden Nugget, Inc., Term Loan Delayed Draw
139,698	4.500%, 11/21/2019	141,095
	IMG Worldwide, Inc., Term Loan
571,258	5.250%, 5/6/2021	576,617
400,000	8.250%, 5/6/2022	405,000
	Mohegan Tribal Gaming Authority, Term Loan
623,438	5.500%, 10/13/2023	627,727
	Scientific Games International, Inc., Term Loan
403,559	6.000%, 10/18/2020	408,688
918,522	6.000%, 10/1/2021	929,434

	Total	6,813,419

Consumer Non-Cyclical (0.1%)
	Albertson’s, LLC, Term Loan
444,250	0.000%, 12/21/2022[b,c]	449,803
805,750	0.000%, 6/22/2023[b,c]	815,483
	Endo Luxembourg Finance I Company SARL, Term Loan
579,150	3.813%, 9/26/2022	581,635
	Mallinckrodt International Finance SA, Term Loan
272,215	3.748%, 3/19/2021	272,798
	McGraw-Hill Global Education Holdings, LLC, Term Loan
800,975	5.000%, 5/4/2022	801,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.0%)[a]	Value
Consumer Non-Cyclical (0.1%) - continued
	Ortho-Clinical Diagnostics, Inc., Term Loan
$1,020,279	4.750%, 6/30/2021	$1,010,443
	PetSmart, Inc., Term Loan
294,253	4.000%, 3/11/2022	294,989
	Valeant Pharmaceuticals International, Inc., Term Loan
1,812,095	5.500%, 4/1/2022[b,c]	1,812,439

	Total	6,038,693

Energy (0.1%)
	Calpine Corporation, Term Loan
1,043,057	0.000%, 1/15/2024[b,c]	1,046,969
	Energy Solutions, LLC, Term Loan
400,446	6.750%, 5/29/2020	402,948
	Expro Holdings UK 2, Ltd., Term Loan
439,875	5.750%, 9/2/2021	370,960
	Houston Fuel Oil Terminal, LLC, Term Loan
829,576	4.250%, 8/19/2021	823,354
	McJunkin Red Man Corporation, Term Loan
326,378	5.000%, 11/8/2019	327,602
	Pacific Drilling SA, Term Loan
477,675	4.500%, 6/3/2018	167,664
	Targa Resources Partners, LP, Term Loan
168,628	5.750%, 2/27/2022	169,471
	Western Refining, Inc., Term Loan
301,725	5.500%, 6/23/2023	303,233

	Total	3,612,201

Financials (0.1%)
	DJO Finance, LLC, Term Loan
543,125	4.250%, 6/7/2020	520,553
	Harland Clarke Holdings Corporation, Term Loan
693,750	6.993%, 8/4/2019	692,591
118,750	7.000%, 12/31/2019	119,195
	MoneyGram International, Inc., Term Loan
836,078	4.250%, 3/27/2020	824,933
	Sable International Finance, Ltd., Term Loan
795,000	5.748%, 1/3/2023[b,c]	804,445
	WaveDivision Holdings, LLC, Term Loan
960,480	4.000%, 10/15/2019	965,523

	Total	3,927,240

Technology (0.1%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
992,717	3.704%, 2/1/2023	1,006,366
	First Data Corporation, Term Loan
602,730	3.756%, 3/24/2021	609,511
780,386	3.756%, 7/8/2022	788,353
	NXP BV, Term Loan
364,087	3.270%, 12/7/2020	365,726
	ON Semiconductor Corporation, Term Loan
1,087,275	4.020%, 3/31/2023	1,100,475
	Rackspace Hosting, LLC, Term Loan
905,000	4.500%, 12/20/2023[b,c]	915,932
	SS&C European Holdings SARL, Term Loan
248,912	4.001%, 7/8/2022	252,181
25,401	4.002%, 7/8/2022	25,734
	Western Digital Corporation, Term Loan
1,039,775	4.520%, 4/29/2023	1,055,694
	Xerox Business Services, LLC, Term Loan
890,000	6.250%, 12/7/2023[b,c]	900,013

	Total	7,019,985

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
589,232	5.250%, 8/5/2019	573,765
	XPO Logistics, Inc., Term Loan
545,550	4.250%, 11/1/2021	552,201

	Total	1,125,966

Utilities (<0.1%)
	Intergen NV, Term Loan
423,236	5.500%, 6/12/2020	409,832
	Talen Energy Supply, LLC, Term Loan
262,500	6.000%, 12/6/2023	265,781

	Total	675,613

	Total Bank Loans (cost $51,839,036)	51,795,052

Shares	Common Stock (39.3%)
Consumer Discretionary (5.4%)
78,934	Aaron’s, Inc.	2,525,099
21,680	Abercrombie & Fitch Company	260,160
55,432	Amazon.com, Inc.[d]	41,566,794
10,350	American Axle & Manufacturing Holdings, Inc.[d]	199,755
19,506	American Public Education, Inc.[d]	478,872
176,050	Aramark	6,288,506
10,650	Armstrong Flooring, Inc.[d]	212,042
12,650	Ascent Capital Group, Inc.[d]	205,689
14,300	AutoZone, Inc.[d]	11,293,997
60,350	Barnes & Noble, Inc.	672,903
25,270	Beazer Homes USA, Inc.[d]	336,091
4,260	Bed Bath & Beyond, Inc.	173,126
6,342	Berkeley Group Holdings plc	219,237
13,220	Big 5 Sporting Goods Corporation	229,367
25,800	Bloomin’ Brands, Inc.	465,174
64,000	BorgWarner, Inc.	2,524,160
19,710	Boyd Gaming Corporation[d]	397,551
1,000	Brembo SPA	60,495
9,000	Bridgestone Corporation	323,827
101,539	Brunswick Corporation	5,537,937
5,836	Bunzl plc	151,511
45,371	Burlington Stores, Inc.[d]	3,845,192
31,520	Caleres, Inc.	1,034,486
43,540	Callaway Golf Company	477,198
1,400	Canon Marketing Japan, Inc.	23,508
52,100	Carter’s, Inc.	4,500,919
20,636	Cedar Fair, LP	1,324,831
19,600	Cheesecake Factory, Inc.	1,173,648
2,710	Chipotle Mexican Grill, Inc.[d]	1,022,537
7,390	Chuy’s Holdings, Inc.[d]	239,805
23,070	Cinemark Holdings, Inc.	884,965
12,450	ClubCorp Holdings, Inc.	178,658
6,180	Columbia Sportswear Company	360,294
309,006	Comcast Corporation	21,336,864
87,993	Core-Mark Holding Company, Inc.	3,789,859
30,482	CSS Industries, Inc.	825,148
35,944	Culp, Inc.	1,335,320
6,170	D.R. Horton, Inc.	168,626

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Consumer Discretionary (5.4%) - continued
76,980	Dana, Inc.	$1,461,080
5,330	Deckers Outdoor Corporation[d]	295,229
84,659	Delphi Automotive plc	5,701,784
9,200	Denso Corporation	397,960
13,170	DeVry Education Group, Inc.	410,904
11,493	Discovery Communications, Inc., Class Ad	315,023
9,090	Discovery Communications, Inc., Class Cd	243,430
31,500	DISH Network Corporation[d]	1,824,795
14,310	Dollar General Corporation	1,059,942
69,745	Dollar Tree, Inc.[d]	5,382,919
7,080	Domino’s Pizza, Inc.	1,127,419
51,720	DSW, Inc.	1,171,458
94,192	Duluth Holdings, Inc.[d,e]	2,392,477
25,990	Etsy, Inc.[d]	306,162
9,300	Eutelsat Communications	179,841
19,720	Expedia, Inc.	2,233,882
31,180	Finish Line, Inc.	586,496
9,500	Fuji Heavy Industries, Ltd.	387,072
45,210	Gentex Corporation	890,185
45,208	G-III Apparel Group, Ltd.[d]	1,336,348
100,790	GNC Holdings, Inc.	1,112,722
2,300	Hakuhodo Dy Holdings, Inc.	28,320
84,228	Harley-Davidson, Inc.	4,913,862
41,420	Haverty Furniture Companies, Inc.	981,654
119,550	Home Depot, Inc.	16,029,264
23,600	Honda Motor Company, Ltd.	689,009
66,270	Houghton Mifflin Harcourt Company[d]	719,029
4,630	HSN, Inc.	158,809
7,260	Hyatt Hotels Corporation[d]	401,188
8,940	ILG, Inc.	162,440
12,900	Inchcape plc	111,482
4,890	International Speedway Corporation	179,952
1,612	Intertek Group plc	69,088
1,670	Jack in the Box, Inc.	186,439
3,160	John Wiley and Sons, Inc.	172,220
65,367	Kate Spade & Company[d]	1,220,402
18,969	L Brands, Inc.	1,248,919
29,925	La-Z-Boy, Inc.	929,171
106,390	Liberty Interactive Corporation[d]	2,125,672
775	Linamar Corporation	33,300
22,214	Lithia Motors, Inc.	2,150,982
7,630	Live Nation Entertainment, Inc.[d]	202,958
63,360	LKQ Corporation[d]	1,941,984
70,180	Lowe’s Companies, Inc.	4,991,202
882	LVMH Moet Hennessy Louis Vuitton SE	168,173
8,710	M/I Homes, Inc.[d]	219,318
3,810	Meredith Corporation	225,362
1,770	Mohawk Industries, Inc.[d]	353,434
4,030	Monro Muffler Brake, Inc.	230,516
2,670	Murphy USA, Inc.[d]	164,125
53,050	Nautilus, Inc.[d]	981,425
23,587	New Media Investment Group, Inc.	377,156
110,810	Newell Brands, Inc.	4,947,667
52,320	News Corporation, Class A	599,587
17,090	News Corporation, Class B	201,662
800	Nifco, Inc.	42,151
781	Nokian Renkaat Oyj	29,036
45,974	Nord Anglia Education, Inc.[d,e]	1,071,194
29,280	Norwegian Cruise Line Holdings, Ltd.[d]	1,245,278
216,261	Nutrisystem, Inc.	7,493,444
7,527	O’Reilly Automotive, Inc.[d]	2,095,592
62,245	Oxford Industries, Inc.	3,742,792
4,300	Panasonic Corporation	43,611
35,810	Papa John’s International, Inc.	3,064,620
60,361	Papa Murphy’s Holdings, Inc.[d,e]	254,723
10,294	Persimmon plc	224,592
112,940	Pinnacle Entertainment, Inc.[d]	1,637,630
1,449	Publicis Groupe SA	99,843
38,624	PVH Corporation	3,485,430
12,152	Ralph Lauren Corporation	1,097,569
1,220	Restaurant Brands International, Inc.	58,145
14,810	Restoration Hardware Holdings, Inc.[d,e]	454,667
17,860	Retailmenot, Inc.[d]	166,098
90,184	Ross Stores, Inc.	5,916,070
500	RTL Group SA	36,632
41,150	Ruth’s Hospitality Group, Inc.	753,045
21,420	Sally Beauty Holdings, Inc.[d]	565,916
54,795	Scripps Networks Interactive, Inc.	3,910,719
1,700	Sekisui Chemical Company, Ltd.	27,062
8,830	Select Comfort Corporation[d]	199,735
15,990	Signet Jewelers, Ltd.[e]	1,507,217
28,157	Sportsman’s Warehouse Holdings, Inc.[d]	264,394
3,820	Standard Motor Products, Inc.	203,300
137,420	Starbucks Corporation	7,629,558
52,184	Stein Mart, Inc.	285,968
11,440	Steven Madden, Ltd.[d]	408,980
9,000	Sumitomo Forestry Company, Ltd.	118,866
6,700	Sumitomo Rubber Industries, Ltd.	106,010
400	Swatch Group AG	24,411
3,240	Target Corporation	234,025
84,520	Tegna, Inc.	1,807,883
19,100	Tempur Sealy International, Inc.[d,e]	1,304,148
16,499	Tenneco, Inc.[d]	1,030,693
60,750	Time, Inc.	1,084,387
56,470	TJX Companies, Inc.	4,242,591
102,347	Toll Brothers, Inc.[d]	3,172,757
75,808	Tower International, Inc.	2,149,157
139,228	Tuesday Morning Corporation[d]	751,831
29,250	Tupperware Brands Corporation	1,539,135
5,142	Ulta Salon Cosmetics & Fragrance, Inc.[d]	1,310,901
15,962	Under Armour, Inc., Class Ad,e	463,696
16,064	Under Armour, Inc., Class Cd	404,331
14,910	Vail Resorts, Inc.	2,405,132
161	Valora Holding AG	45,732
38,650	Vera Bradley, Inc.[d]	452,978
23,386	VF Corporation	1,247,643
7,380	Visteon Corporation	592,909
8,030	Vitamin Shoppe, Inc.[d]	190,713
124,060	Walt Disney Company	12,929,533
8,175	Whirlpool Corporation	1,485,970
1,300	Whitbread plc	60,474
71,900	Wingstop, Inc.[e]	2,127,521
7,393	Wolters Kluwer NV	267,399
16,360	Wolverine World Wide, Inc.	359,102
6,200	WPP plc	137,972
6,770	Wyndham Worldwide Corporation	517,025
3,300	Yokohama Rubber Company, Ltd.	58,988
26,060	Yum! Brands, Inc.	1,650,380
46,700	Zoe’s Kitchen, Inc.[d,e]	1,120,333

	Total	286,986,687

Consumer Staples (1.2%)
57,988	AdvancePierre Foods Holdings, Inc.	1,726,883
5,000	Axfood AB	78,515
15,270	Brown-Forman Corporation	685,928
4,104	Casey’s General Stores, Inc.	487,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Consumer Staples (1.2%) - continued
20,972	Coca-Cola Amatil, Ltd.	$152,948
128,160	Coca-Cola Company	5,313,514
8,900	Coca-Cola HBC AG	193,801
144,410	CVS Health Corporation	11,395,393
9,600	Dr Pepper Snapple Group, Inc.	870,432
7,304	e.l.f. Beauty, Inc.[d,e]	211,378
1,800	Ebro Foods SA	37,671
29,870	Estee Lauder Companies, Inc.	2,284,756
28,350	Flowers Foods, Inc.	566,150
60,636	Hain Celestial Group, Inc.[d]	2,366,623
963	Henkel AG & Company KGaA	100,223
13,175	Imperial Brands plc	574,177
14,100	Ingredion, Inc.	1,761,936
4,068	J & J Snack Foods Corporation	542,793
1,800	Jeronimo Martins SGPS SA	27,917
700	Kesko Oyj	34,934
4,500	Kewpie Corporation	109,142
13,630	Kimberly-Clark Corporation	1,555,456
2,300	Kirin Holdings Company, Ltd.	37,332
30,973	Koninklijke Ahold Delhaize NV	652,386
1,560	Lancaster Colony Corporation	220,568
5	Lindt & Spruengli AG	25,872
5,400	Mondelez International, Inc.	239,382
71,384	Monster Beverage Corporation[d]	3,165,167
2,584	Nestle SA	185,112
16,140	PepsiCo, Inc.	1,688,728
116,210	Pinnacle Foods, Inc.	6,211,425
22,930	Procter & Gamble Company	1,927,954
57,859	SpartanNash Company	2,287,745
2,200	Suedzucker AG	52,441
12,020	Sysco Corporation	665,547
8,491	Tate & Lyle plc	73,895
27,364	United Natural Foods, Inc.[d]	1,305,810
145,930	Walgreens Boots Alliance, Inc.	12,077,167
22,824	Wal-Mart Stores, Inc.	1,577,595
43,330	WhiteWave Foods Company[d]	2,409,148
9,300	Whole Foods Market, Inc.	286,068
16,210	William Morrison Supermarkets plc	46,041

	Total	66,213,837

Energy (3.8%)
8,810	Anadarko Petroleum Corporation	614,321
7,956	Arch Coal, Inc.[d,e]	620,966
164,385	Archrock, Inc.	2,169,882
52,654	Atwood Oceanics, Inc.[e]	691,347
41,656	Baker Hughes, Inc.	2,706,390
199,889	BP plc	1,251,998
38,918	Bristow Group, Inc.	797,041
62,218	Callon Petroleum Company[d]	956,291
152,870	Canadian Natural Resources, Ltd.	4,873,496
157,810	Chevron Corporation	18,574,237
24,225	Cimarex Energy Company	3,292,178
132,790	Clean Energy Fuels Corporation[d]	379,779
54,274	Concho Resources, Inc.[d]	7,196,732
98,860	ConocoPhillips	4,956,840
19,800	Continental Resources, Inc.[d]	1,020,492
2,631	Contura Energy, Inc.[d]	186,801
4,326	Crescent Point Energy Corporation	58,801
59,940	Delek US Holdings, Inc.	1,442,756
64,840	Devon Energy Corporation	2,961,243
24,990	Diamond Offshore Drilling, Inc.[d,e]	442,323
205,932	Ensco plc	2,001,659
79,210	EOG Resources, Inc.	8,008,131
42,830	EP Energy Corporation[d,e]	280,537
165,751	EQT Corporation	10,840,115
91,150	Exxon Mobil Corporation	8,227,199
36,120	Frank’s International NV	444,637
5,800	Galp Energia SGPS SA	86,468
32,710	Green Plains, Inc.	910,974
6,590	Gulfport Energy Corporation[d]	142,608
221,580	Halliburton Company	11,985,262
41,440	Helix Energy Solutions Group, Inc.[d]	365,501
33,344	HollyFrontier Corporation	1,092,349
64,650	Hornbeck Offshore Services, Inc.[d,e]	466,773
5,907	John Wood Group plc	63,787
11,550	Kinder Morgan, Inc.	239,201
300,278	Marathon Oil Corporation	5,197,812
9,360	Murphy Oil Corporation	291,377
358,290	Nabors Industries, Ltd.	5,875,956
7,880	Noble Energy, Inc.	299,913
66,645	Oasis Petroleum, Inc.[d]	1,009,005
9,820	Oceaneering International, Inc.	277,022
61,025	Oil States International, Inc.[d]	2,379,975
7,905	OMV AG	278,681
117,973	Parsley Energy, Inc.[d]	4,157,369
105,460	Patterson-UTI Energy, Inc.	2,838,983
22,130	PBF Energy, Inc.	616,984
8,402	Petrofac, Ltd.	89,915
6,360	Phillips 66	549,568
113,280	Pioneer Energy Services Corporation[d]	775,968
64,740	Pioneer Natural Resources Company	11,657,732
59,780	Range Resources Corporation	2,054,041
248,260	Rowan Companies plc[d]	4,689,631
6,786	Royal Dutch Shell plc	185,093
89,838	Royal Dutch Shell plc ADR	4,885,390
1,704	Royal Dutch Shell plc, Class A	47,037
15,821	Royal Dutch Shell plc, Class B	454,570
71,085	RPC, Inc.[e]	1,408,194
110,810	Schlumberger, Ltd.	9,302,499
14,380	SemGroup Corporation	600,365
8,040	SM Energy Company	277,219
6,522	Statoil ASA	119,037
246,870	Suncor Energy, Inc. ADR	8,070,180
8,220	Superior Energy Services, Inc.	138,754
630	Tecnicas Reunidas SA	25,765
38,770	Teekay Corporation	311,323
90,801	Teekay Tankers, Ltd.	205,210
52,394	Tesco Corporation[d]	432,251
22,240	Tesoro Corporation	1,944,888
154,690	TETRA Technologies, Inc.[d]	776,544
6,713	Total SA	344,325
6,713	Total SA Rights[d,f]	115
107,588	U.S. Silica Holdings, Inc.	6,098,088
154,920	Valero Energy Corporation	10,584,134
1,690	Vantage Drilling International[d]	170,690
787,330	Weatherford International plc[d]	3,928,777
746,350	WPX Energy, Inc.[d]	10,874,320

	Total	204,573,815

Financials (5.8%)
42,080	Aberdeen Asset Management plc	133,049
37,308	Affiliated Managers Group, Inc.[d]	5,420,852
31,730	Allied World Assurance Company Holdings AG	1,704,218
10,360	American Financial Group, Inc.	912,923
31,310	American International Group, Inc.	2,044,856
77,677	Ameris Bancorp	3,386,717
10,600	AMERISAFE, Inc.	660,910
28,969	Argo Group International Holdings, Ltd.	1,909,057
63,910	Aspen Insurance Holdings, Ltd.	3,515,050
15,440	Associated Banc-Corp	381,368
142,600	Assured Guaranty, Ltd.	5,386,002
8,780	ASX, Ltd.	314,545

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Financials (5.8%) - continued
14,585	Australia & New Zealand Banking Group, Ltd.	$319,283
93,690	BancorpSouth, Inc.	2,909,075
859,750	Bank of America Corporation	19,000,475
17,353	Bank of East Asia, Ltd.	66,247
773	Bank of Montreal	55,598
34,170	Bank of New York Mellon Corporation	1,618,975
11,164	Bank of Nova Scotia	621,622
46,202	Bank of the Ozarks, Inc.	2,429,763
19,520	BankFinancial Corporation	289,286
4,120	Banner Corporation	229,937
67,160	BB&T Corporation	3,157,863
56,580	Beneficial Bancorp, Inc.	1,041,072
1,570	BlackRock, Inc.	597,448
97,090	Blackstone Group, LP	2,624,343
139,480	Boston Private Financial Holdings, Inc.	2,308,394
79,800	Brookline Bancorp, Inc.	1,308,720
1,577	Canadian Imperial Bank of Commerce	128,683
24,550	Capital One Financial Corporation	2,141,742
23,640	Cathay General Bancorp	899,029
46,000	Central Pacific Financial Corporation	1,445,320
17,200	Charles Schwab Corporation	678,884
41,614	Chemical Financial Corporation	2,254,230
7,000	Chiba Bank, Ltd.	42,911
17,530	Chubb, Ltd.	2,316,064
3,526	CI Financial Corporation	75,817
225,500	Citigroup, Inc.	13,401,465
14,620	Citizens Financial Group, Inc.	520,911
23,500	Clifton Bancorp, Inc.	397,620
13,422	CNP Assurances	248,433
183,582	CoBiz Financial, Inc.	3,100,700
40,332	Columbia Banking System, Inc.	1,802,034
85,420	Comerica, Inc.	5,817,956
5,576	Danske Bank AS	168,695
37,189	Direct Line Insurance Group plc	169,254
231,730	E*TRADE Financial Corporation[d]	8,029,444
97,463	East West Bancorp, Inc.	4,954,044
89,290	Eaton Vance Corporation	3,739,465
45,874	Employers Holdings, Inc.	1,816,610
25,990	Enova International, Inc.[d]	326,175
4,200	Erste Group Bank AG	122,797
46,302	Essent Group, Ltd.[d]	1,498,796
14,517	Evercore Partners, Inc.	997,318
24,990	F.N.B. Corporation	400,590
6,320	Federated Investors, Inc.	178,730
186,814	Fifth Third Bancorp	5,038,374
14,440	First American Financial Corporation	528,937
120,270	First Commonwealth Financial Corporation	1,705,429
28,580	First Financial Bancorp	813,101
12,440	First Financial Corporation	656,832
9,950	First Merchants Corporation	374,617
150,970	First Midwest Bancorp, Inc.	3,808,973
89,431	First Republic Bank	8,240,172
46,001	FlexiGroup, Ltd.	74,864
11,420	Franklin Resources, Inc.	452,004
53,000	Fukuoka Financial Group, Inc.	235,054
4,871	Genworth MI Canada, Inc.[e]	122,115
34,769	Glacier Bancorp, Inc.	1,259,681
68,550	Goldman Sachs Group, Inc.	16,414,297
82,520	Great Western Bancorp, Inc.	3,597,047
78,197	Green Bancorp, Inc.[d]	1,188,594
9,460	Greenhill & Company, Inc.	262,042
5,000	Hang Seng Bank, Ltd.	92,723
165,393	Hanmi Financial Corporation	5,772,216
2,814	Hannover Rueckversicherung SE	303,990
53,556	Hanover Insurance Group, Inc.	4,874,132
16,210	Hartford Financial Services Group, Inc.	772,406
43,400	Henderson Group plc	125,261
7,630	Hilltop Holdings, Inc.	227,374
79,828	Home BancShares, Inc.	2,216,824
7,490	HomeStreet, Inc.[d]	236,684
10,770	Hometrust Bancshares, Inc.[d]	278,943
139,131	Hope Bancorp, Inc.	3,045,578
45,759	Horace Mann Educators Corporation	1,958,485
56,754	Houlihan Lokey, Inc.	1,766,184
52,534	HSBC Holdings plc	423,879
237,050	Huntington Bancshares, Inc.	3,133,801
14,815	Infinity Property & Casualty Corporation	1,302,238
1,761	Intact Financial Corporation	126,043
118,475	Intercontinental Exchange, Inc.	6,684,359
85,290	Invesco, Ltd.	2,587,699
179,120	Janus Capital Group, Inc.	2,376,922
293,220	KeyCorp	5,357,129
49,266	Kinsale Capital Group, Inc.	1,675,537
9,840	Lazard, Ltd.	404,326
7,190	Legg Mason, Inc.	215,053
3,259	Lincoln National Corporation	215,974
8,050	M&T Bank Corporation	1,259,261
3,988	Macquarie Group, Ltd.	249,817
83,678	Mapfre SA	254,892
450	Markel Corporation[d]	407,025
22,220	Meta Financial Group, Inc.	2,286,438
94,640	MetLife, Inc.	5,100,150
107,400	Mizuho Financial Group, Inc.	192,733
100,440	Morgan Stanley	4,243,590
2,100	MS and AD Insurance Group Holdings, Inc.	65,032
77,140	National Bank Holdings Corporation	2,459,995
12,359	National Bank of Canada	501,945
3,110	Navigators Group, Inc.	366,202
25,790	NMI Holdings, Inc.[d]	274,663
12,171	Nordea Bank AB	134,862
36,395	PacWest Bancorp	1,981,344
3,886	Power Corporation of Canada	86,973
26,050	Primerica, Inc.	1,801,358
3,140	Principal Financial Group, Inc.	181,680
51,700	Provident Financial Services, Inc.	1,463,110
98,073	Raymond James Financial, Inc.	6,793,517
41,145	Renasant Corporation	1,737,142
18,900	Resona Holdings, Inc.	96,863
3,567	Safety Insurance Group, Inc.	262,888
43,043	Sandy Spring Bancorp, Inc.	1,721,290
1,026	Schroders plc	37,683
4,200	SEI Investments Company	207,312
8,830	Selective Insurance Group, Inc.	380,131
9,000	Seven Bank, Ltd.	25,734
580,890	SLM Corporation[d]	6,401,408
14,020	State Auto Financial Corporation	375,876
29,440	Stewart Information Services Corporation	1,356,595
108,729	Stifel Financial Corporation[d]	5,431,014
49,589	SVB Financial Group[d]	8,512,448
4,944	Swiss Re AG	467,766
126,370	Synchrony Financial	4,583,440
84,780	Synovus Financial Corporation	3,482,762
9,000	T&D Holdings, Inc.	118,777
158,600	TCF Financial Corporation	3,106,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Financials (5.8%) - continued
106,874	TD Ameritrade Holding Corporation	$4,659,706
10,710	Territorial Bancorp, Inc.	351,716
571	TMX Group, Ltd.	30,416
25,395	TriCo Bancshares	868,001
136,010	TrustCo Bank Corporation	1,190,087
9,780	Trustmark Corporation	348,657
89,070	Umpqua Holdings Corporation	1,672,735
7,130	Union Bankshares Corporation	254,826
56,490	United Community Banks, Inc.	1,673,234
73,700	United Financial Bancorp, Inc.	1,338,392
3,780	United Fire Group, Inc.	185,863
13,079	United Overseas Bank, Ltd.	183,746
9,570	Unum Group	420,410
11,960	Virtu Financial, Inc.	190,762
11,300	Voya Financial, Inc.	443,186
21,356	Western Alliance Bancorp[d]	1,040,251
16,109	Westpac Banking Corporation	378,142
9,880	Wintrust Financial Corporation	716,992
28,570	WisdomTree Investments, Inc.[e]	318,270
14,323	WSFS Financial Corporation	663,871
251,743	Zions Bancorporation	10,835,019
335	Zurich Insurance Group AGd	92,065

	Total	309,234,295

Health Care (4.9%)
26,970	Abbott Laboratories	1,035,918
24,094	ABIOMED, Inc.[d]	2,714,912
60,788	Acadia Healthcare Company, Inc.[d,e]	2,012,083
5,360	Acceleron Pharma, Inc.[d]	136,787
7,890	Aceto Corporation	173,343
30,250	Advaxis, Inc.[d,e]	216,590
29,110	Aerie Pharmaceuticals, Inc.[d]	1,101,814
19,750	Aetna, Inc.	2,449,197
100,608	Akorn, Inc.[d]	2,196,273
124,740	Alexion Pharmaceuticals, Inc.[d]	15,261,939
23,892	Align Technology, Inc.[d]	2,296,738
76,626	Allergan plc[d]	16,092,226
11,104	Amgen, Inc.	1,623,516
27,290	Analogic Corporation	2,263,705
11,930	AngioDynamics, Inc.[d]	201,259
99,313	Asterias Biotherapeutics, Inc.[d,e]	456,840
2,924	AstraZeneca plc	159,674
2,584	Atrion Corporation	1,310,605
7,820	Biogen, Inc.[d]	2,217,596
31,494	BioMarin Pharmaceutical, Inc.[d]	2,608,963
7,460	Bristol-Myers Squibb Company	435,962
10,487	C.R. Bard, Inc.	2,356,009
4,601	CAE, Inc.	64,355
12,620	Cardinal Health, Inc.	908,261
77,432	Cardiovascular Systems, Inc.[d]	1,874,629
165,590	Catalent, Inc.[d]	4,464,306
163,870	Celgene Corporation[d]	18,967,953
5,880	Centene Corporation[d]	332,279
24,420	Charles River Laboratories International, Inc.[d]	1,860,560
17,230	Chemed Corporation	2,763,864
15,250	Coherus Biosciences, Inc.[d]	429,288
12,380	CONMED Corporation	546,825
32,430	Cooper Companies, Inc.	5,672,980
13,870	Cross Country Healthcare, Inc.[d]	216,511
63,480	Dentsply Sirona, Inc.	3,664,700
26,930	Dexcom, Inc.[d]	1,607,721
52,320	Diplomat Pharmacy, Inc.[d]	659,232
60,095	Edwards Lifesciences Corporation[d]	5,630,901
6,540	Emergent Biosolutions, Inc.[d]	214,774
32,370	Ensign Group, Inc.	718,938
25,920	Envision Healthcare Corporation[d]	1,640,477
3,122	Essilor International SA	352,251
44,260	Express Scripts Holding Company[d]	3,044,645
79,430	GenMark Diagnostics, Inc.[d]	972,223
272,315	Gilead Sciences, Inc.	19,500,477
6,867	GlaxoSmithKline plc	131,906
12,370	Global Blood Therapeutics, Inc.[d]	178,747
8,890	HCA Holdings, Inc.[d]	658,038
25,137	HealthEquity, Inc.[d]	1,018,551
21,170	Healthways, Inc.[d]	481,618
16,250	Heska Corporation[d]	1,163,500
3,253	Hikma Pharmaceuticals plc	75,820
37,040	Hill-Rom Holdings, Inc.	2,079,426
109,000	Hologic, Inc.[d]	4,373,080
7,770	ICU Medical, Inc.[d]	1,144,909
40,869	Inogen, Inc.[d]	2,745,171
80,257	Intersect ENT, Inc.[d]	971,110
13,170	Intra-Cellular Therapies, Inc.[d]	198,735
45,526	Ironwood Pharmaceuticals, Inc.[d]	696,093
71,090	Johnson & Johnson	8,190,279
48,700	Kindred Healthcare, Inc.	382,295
700	Lonza Group AG	120,980
22,360	Magellan Health Services, Inc.[d]	1,682,590
183,458	Medtronic plc	13,067,713
154,100	Merck & Company, Inc.	9,071,867
2,221	Merck KGaA	231,253
7,738	Mettler-Toledo International, Inc.[d]	3,238,817
63,280	Mylan NVd	2,414,132
19,634	National Healthcare Corporation	1,488,061
39,904	Neurocrine Biosciences, Inc.[d]	1,544,285
51,324	Nevro Corporation[d]	3,729,202
13,765	Novartis AG	1,001,039
6,696	Novo Nordisk AS	240,200
99,700	NuVasive, Inc.[d]	6,715,792
63,100	Omnicell, Inc.[d]	2,139,090
97,710	OraSure Technologies, Inc.[d]	857,894
11,370	Orthofix International NVd	411,367
35,990	PerkinElmer, Inc.	1,876,878
27,410	Perrigo Company plc	2,281,334
257,950	Pfizer, Inc.	8,378,216
17,430	PharMerica Corporation[d]	438,364
8,600	Prothena Corporation plc[d]	423,034
51,730	Roche Holding AG ADR	1,475,857
756	Roche Holding AG-Genusschein	172,332
38,490	Surgical Care Affiliates, Inc.[d]	1,780,932
39,645	Teleflex, Inc.	6,388,792
34,753	Triple-S Management Corporation[d]	719,387
36,326	UnitedHealth Group, Inc.	5,813,613
45,277	Universal Health Services, Inc.	4,816,567
9,780	VCA Antech, Inc.[d]	671,397
65,190	Veeva Systems, Inc.[d]	2,653,233
108,147	Vertex Pharmaceuticals, Inc.[d]	7,967,189
11,910	Waters Corporation[d]	1,600,585
12,960	West Pharmaceutical Services, Inc.	1,099,397
77,250	Wright Medical Group NVd	1,775,205
33,020	Ziopharm Oncology, Inc.[d,e]	176,657
38,440	Zoetis, Inc.	2,057,693

	Total	260,440,321

Industrials (4.8%)
25	A P Moller - Maersk AS	39,849
7,518	ABB, Ltd.	158,192
22,080	ABM Industries, Inc.	901,747
37,620	Acuity Brands, Inc.	8,684,953
4,772	Adecco SA	311,501
49,166	Aegion Corporation[d]	1,165,234
5,410	Aerovironment, Inc.[d]	145,150
44,695	AGCO Corporation	2,586,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Industrials (4.8%) - continued
25,313	Air New Zealand, Ltd.	$38,550
81,710	Ardmore Shipping Corporation[e]	604,654
16,000	Asahi Glass Company, Ltd.	108,554
15,758	Astec Industries, Inc.	1,063,035
1,100	Atlas Copco Aktiebolag	33,370
74,240	AZZ, Inc.	4,743,936
52,586	B/E Aerospace, Inc.	3,165,151
44,760	Barnes Group, Inc.	2,122,519
2,129	Berendsen plc	22,826
17,200	Boeing Company	2,677,696
154,900	BWX Technologies, Inc.	6,149,530
40,710	Carlisle Companies, Inc.	4,489,906
10,120	CEB, Inc.	613,272
21,522	CIRCOR International, Inc.	1,396,347
9,836	CLARCOR, Inc.	811,175
10,980	Colfax Corporation[d]	394,511
46,638	Comfort Systems USA, Inc.	1,553,045
27,790	Copart, Inc.[d]	1,539,844
7,540	Crane Company	543,785
74,860	CSX Corporation	2,689,720
80,780	Cummins, Inc.	11,040,203
21,440	Curtiss-Wright Corporation	2,108,838
5,000	Dai Nippon Printing Company, Ltd.	49,333
108,420	Delta Air Lines, Inc.	5,333,180
2,380	Deluxe Corporation	170,432
3,600	Deutsche Post AG	118,063
38,680	Donaldson Company, Inc.	1,627,654
2,100	DSV AS	93,262
26,995	El Al Israel Airlines, Ltd.	17,851
14,030	EMCOR Group, Inc.	992,763
24,740	Encore Wire Corporation	1,072,479
31,160	EnerSys	2,433,596
3,540	EnPro Industries, Inc.	238,454
9,195	Equifax, Inc.	1,087,125
16,550	ESCO Technologies, Inc.	937,558
46,008	Federal Signal Corporation	718,185
235	Flughafen Zuerich AG	43,547
5,480	Fortive Corporation	293,892
30,780	Fortune Brands Home and Security, Inc.	1,645,499
25,866	Franklin Electric Company, Inc.	1,006,187
1,400	Fraport AG Frankfurt Airport Services Worldwide	82,611
3,800	Fuji Machine Manufacturing Company, Ltd.	43,385
18,520	GasLog, Ltd.[e]	298,172
44,800	Gener8 Maritime, Inc.[d]	200,704
41,454	Gibraltar Industries, Inc.[d]	1,726,559
48,758	Granite Construction, Inc.	2,681,690
110,170	Harsco Corporation	1,498,312
38,521	Healthcare Services Group, Inc.	1,508,868
32,535	Heico Corporation	2,510,075
15,290	Herman Miller, Inc.	522,918
28,040	Hexcel Corporation	1,442,378
1,600	Hitachi Transport System, Ltd.	32,415
600	Hochtief AG	83,768
35,694	Honeywell International, Inc.	4,135,150
8,844	Hub Group, Inc.[d]	386,925
18,820	Hubbell, Inc.	2,196,294
11,900	Huntington Ingalls Industries, Inc.	2,191,861
18,180	ICF International, Inc.[d]	1,003,536
2,700	Inaba Denki Sangyo Company, Ltd.	92,825
78,180	Ingersoll-Rand plc	5,866,627
8,340	Insperity, Inc.	591,723
5,590	Insteel Industries, Inc.	199,228
9,580	Interface, Inc.	177,709
37,700	ITOCHU Corporation	499,177
15,390	ITT Corporation	593,592
2,820	Jacobs Engineering Group, Inc.[d]	160,740
1,800	Jardine Matheson Holdings, Ltd.	99,450
23,963	JB Hunt Transport Services, Inc.	2,326,088
40,837	Johnson Controls International plc	1,682,076
13,010	Kansas City Southern	1,103,898
23,490	KBR, Inc.	392,048
118,960	Kennametal, Inc.	3,718,690
46,814	Kforce, Inc.	1,081,403
44,930	Kirby Corporation[d]	2,987,845
10,000	KITZ Corporation	54,597
4,400	Komatsu, Ltd.	99,661
8,795	KONE Oyj	392,993
2,101	Koninklijke Boskalis Westminster NV	72,888
55,670	Korn/Ferry International	1,638,368
45,870	Lincoln Electric Holdings, Inc.	3,516,853
16,330	Lindsay Corporation[e]	1,218,381
7,120	Manpower, Inc.	632,754
5,900	Marubeni Corporation	33,371
15,150	Masco Corporation	479,043
36,930	Masonite International Corporation[d]	2,429,994
14,754	Meggitt plc	83,319
39,700	Meritor, Inc.[d]	493,074
22,658	Middleby Corporation[d]	2,918,577
3,900	MIRAIT Holdings Corporation	35,148
3,000	Mitsubishi Corporation	63,716
14,500	Mitsubishi Electric Corporation	201,683
10,000	Mitsubishi Heavy Industries, Ltd.	45,460
4,000	Mitsuboshi Belting, Ltd.	34,013
2,000	Mitsui & Company, Ltd.	27,405
29,150	Moog, Inc.[d]	1,914,572
55,540	MRC Global, Inc.[d]	1,125,240
52,413	MSA Safety, Inc.	3,633,793
4,920	Mueller Industries, Inc.	196,603
27,620	MYR Group, Inc.[d]	1,040,722
5,590	National Express Group plc	24,360
64,957	Navigant Consulting, Inc.[d]	1,700,574
23,560	NCI Building Systems, Inc.[d]	368,714
30,134	Nielsen Holdings plc	1,264,121
1,000	NIPPO Corporation	18,630
7,000	Nitto Kogyo Corporation	95,306
4,576	Nordson Corporation	512,741
22,770	Norfolk Southern Corporation	2,460,754
2,000	Okuma Corporation	19,029
20,507	Old Dominion Freight Line, Inc.[d]	1,759,296
46,566	On Assignment, Inc.[d]	2,056,355
38,960	Orbital ATK, Inc.	3,417,961
73,606	Oshkosh Corporation	4,755,684
92,902	PGT Innovations, Inc.[d]	1,063,728
2,407	Philips Lighting NVd,g	59,289
41,886	Proto Labs, Inc.[d]	2,150,846
14,330	Quanex Building Products Corporation	290,899
1,841	Randstad Holding NV	99,723
89,840	Raven Industries, Inc.	2,263,968
33,270	Raytheon Company	4,724,340
2,110	RBC Bearings, Inc.[d]	195,829
7,520	Regal-Beloit Corporation	520,760
3,439	RELX NV	57,844
20,840	Resources Connection, Inc.	401,170
8,020	Rexnord Corporation[d]	157,112
208	Rieter Holding AG	36,175
10,290	Rockwell Automation, Inc.	1,382,976
36,860	Rockwell Collins, Inc.	3,419,134
8,867	Rolls-Royce Holdings plc[d]	72,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Industrials (4.8%) - continued
18,092	Roper Industries, Inc.	$3,312,283
4,400	Ryder System, Inc.	327,536
83,453	Saia, Inc.[d]	3,684,450
3,600	Sanwa Holdings Corporation	34,240
568	Schindler Holding AG, Participation Certificate	100,032
783	Schneider Electric SE	54,394
3,999	Siemens AG	489,639
1,993	Skanska AB	46,924
6,931	SKF AB	127,088
5,900	Smiths Group plc	102,703
21,200	Sojitz Corporation	51,329
173,521	Southwest Airlines Company	8,648,287
31,800	SPX FLOW, Inc.[d]	1,019,508
2,090	Standex International Corporation	183,606
2,670	Stanley Black & Decker, Inc.	306,222
5,950	Stericycle, Inc.[d]	458,388
811	Sulzer, Ltd.	83,487
23,741	Team, Inc.[d]	931,834
22,063	Tennant Company	1,570,886
4,470	Tetra Tech, Inc.	192,880
15,339	Textron, Inc.	744,862
117,550	TransUnion[d]	3,635,822
10,910	TrueBlue, Inc.[d]	268,931
167,948	Union Pacific Corporation	17,412,849
64,650	United Continental Holdings, Inc.[d]	4,711,692
35,720	United Parcel Service, Inc.	4,094,941
32,699	United Rentals, Inc.[d]	3,452,360
14,666	Universal Forest Products, Inc.	1,498,572
33,649	Universal Truckload Services, Inc.	550,161
5,203	Vinci SA	353,933
42,310	WABCO Holdings, Inc.[d]	4,491,207
31,433	WageWorks, Inc.[d]	2,278,893
82,113	Waste Connections, Inc.	6,453,261
6,339	Watsco, Inc.	938,933
1,190	Wolseley plc	72,645
1,545	WSP Global, Inc.	51,425
30,900	Xylem, Inc.	1,530,168
22,310	YRC Worldwide, Inc.[d]	296,277
1,200	Yuasa Trading Company, Ltd.	29,892

	Total	256,225,862

Information Technology (9.5%)
131,580	Agilent Technologies, Inc.	5,994,785
82,005	Akamai Technologies, Inc.[d]	5,468,093
28,040	Alliance Data Systems Corporation	6,407,140
35,763	Alphabet, Inc., Class Ad	28,340,389
28,497	Alphabet, Inc., Class Cd	21,994,555
31,773	Ambarella, Inc.[d,e]	1,719,872
39,370	Amkor Technology, Inc.[d]	415,354
95,824	Amphenol Corporation	6,439,373
81,760	Analog Devices, Inc.	5,937,411
265,266	Apple, Inc.	30,723,108
80,002	Applied Materials, Inc.	2,581,665
36,870	Apptio, Inc.[d]	683,201
77,158	Arista Networks, Inc.[d]	7,466,580
115,310	ARRIS International plc[d]	3,474,290
18,810	Aspen Technology, Inc.[d]	1,028,531
16,860	AVX Corporation	263,522
24,240	Bankrate, Inc.[d]	267,852
33,340	Belden, Inc.	2,492,832
50,900	Blackhawk Network Holdings, Inc.[d]	1,917,658
172,880	Booz Allen Hamilton Holding Corporation	6,235,782
99,978	Brooks Automation, Inc.	1,706,624
14,040	CA, Inc.	446,051
22,502	Cabot Microelectronics Corporation	1,421,451
4,940	CACI International, Inc.[d]	614,042
11,080	Cadence Design Systems, Inc.[d]	279,438
3,800	Canon, Inc.	107,016
2,239	Capital Power Corporation	38,738
11,210	Carbonite, Inc.[d]	183,844
36,711	Cavium, Inc.[d]	2,292,235
9,550	CDK Global, Inc.	570,040
120,261	Ciena Corporation[d]	2,935,571
3,660	Cirrus Logic, Inc.[d]	206,936
475,970	Cisco Systems, Inc.	14,383,813
21,345	Cognex Corporation	1,357,969
8,660	Coherent, Inc.[d]	1,189,754
74,540	CommVault Systems, Inc.[d]	3,831,356
15,050	Comtech Telecommunications Corporation	178,342
27,090	Convergys Corporation	665,330
61,810	CoreLogic, Inc.[d]	2,276,462
102,169	Criteo SA ADR[d,e]	4,197,103
8,640	CTS Corporation	193,536
98,690	Dolby Laboratories, Inc.	4,459,801
70,632	DST Systems, Inc.	7,568,219
1,100	DTS Corporation	23,399
53,160	eBay, Inc.[d]	1,578,320
17,420	Entegris, Inc.[d]	311,818
49,530	Envestnet, Inc.[d]	1,745,933
18,190	EVERTEC, Inc.	322,873
20,910	ExlService Holdings, Inc.[d]	1,054,700
13,500	F5 Networks, Inc.[d]	1,953,720
38,802	Fabrinet[d]	1,563,721
281,220	Facebook, Inc.[d]	32,354,361
70,230	Finisar Corporation[d]	2,125,862
143,530	FLIR Systems, Inc.	5,194,351
4,120	Forrester Research, Inc.	176,954
88,751	Fortinet, Inc.[d]	2,673,180
8,200	FUJIFILM Holdings NPV	310,500
105,277	Guidewire Software, Inc.[d]	5,193,314
16,680	IAC/InterActiveCorporation[d]	1,080,697
12,120	Insight Enterprises, Inc.[d]	490,133
196,300	Integrated Device Technology, Inc.[d]	4,624,828
81,190	Intel Corporation	2,944,761
88,573	Ixia[d]	1,426,025
6,730	Keysight Technologies, Inc.[d]	246,116
4,400	Konica Minolta Holdings, Inc.	43,607
41,870	Lam Research Corporation	4,426,915
35,610	Liberty Tripadvisor Holdings, Inc.[d]	535,931
9,945	Littelfuse, Inc.	1,509,353
44,470	M/A-COM Technology Solutions Holdings, Inc.[d,e]	2,058,072
20,794	Manhattan Associates, Inc.[d]	1,102,706
226,370	MasterCard, Inc.	23,372,703
88,716	Maxim Integrated Products, Inc.	3,421,776
7,800	MAXIMUS, Inc.	435,162
36,808	Methode Electronics, Inc.	1,522,011
33,310	Microsemi Corporation[d]	1,797,741
629,180	Microsoft Corporation	39,097,245
42,260	Mobileye NVd	1,610,951
79,221	Monolithic Power Systems, Inc.	6,490,577
18,160	Monotype Imaging Holdings, Inc.	360,476
86,070	National Instruments Corporation	2,652,677
3,700	NEC Networks & System Integration Corporation	66,708
10,780	NetApp, Inc.	380,211
72,510	New Relic, Inc.[d,e]	2,048,408
1,200	Nice, Ltd.	82,335
30,776	Nice, Ltd. ADR	2,116,158
2,800	Nichicon Corporation	24,380

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Information Technology (9.5%) - continued
800	NTT Data Corporation	$38,649
55,706	NVIDIA Corporation	5,946,058
26,446	NXP Semiconductors NVd	2,591,972
134,875	Oclaro, Inc.[d]	1,207,131
69,000	ON Semiconductor Corporation[d]	880,440
252,470	Oracle Corporation	9,707,471
7,970	OSI Systems, Inc.[d]	606,676
43,520	Palo Alto Networks, Inc.[d]	5,442,176
188,850	Pandora Media, Inc.[d,e]	2,462,604
25,300	Paycom Software, Inc.[d]	1,150,897
35,520	Paylocity Holding Corporation[d,e]	1,065,955
426,078	PayPal Holdings, Inc.[d]	16,817,299
68,045	Pegasystems, Inc.	2,449,620
42,844	Progress Software Corporation	1,368,009
72,165	Proofpoint, Inc.[d]	5,098,457
22,610	PTC, Inc.[d]	1,046,165
80,419	Q2 Holdings, Inc.[d]	2,320,088
3,130	Qorvo, Inc.[d]	165,045
50,080	QUALCOMM, Inc.	3,265,216
6,360	Qualys, Inc.[d]	201,294
22,390	RealPage, Inc.[d]	671,700
28,100	Red Hat, Inc.[d]	1,958,570
400	Rohm Company, Ltd.	22,949
36,883	Rudolph Technologies, Inc.[d]	861,218
1,300	Ryosan Company, Ltd.	39,193
313,910	Salesforce.com, Inc.[d]	21,490,279
465	SAP SE	40,225
7,480	ScanSource, Inc.[d]	301,818
2,010	Seagate Technology plc	76,722
46,608	ServiceNow, Inc.[d]	3,464,839
48,540	ShoreTel, Inc.[d]	347,061
2,750	Silicon Laboratories, Inc.[d]	178,750
1,099	Software AG	39,832
47,700	SS&C Technologies Holdings, Inc.	1,364,220
43,604	Synopsys, Inc.[d]	2,566,531
8,226	Telefonaktiebolaget LM Ericsson	48,212
186,464	Teradyne, Inc.	4,736,186
4,370	Tessera Technologies, Inc.	193,154
56,570	Texas Instruments, Inc.	4,127,913
1,100	Tokyo Electron, Ltd.	103,454
8,060	Total System Services, Inc.	395,182
22,570	Trimble, Inc.[d]	680,486
21,730	Tyler Technologies, Inc.[d]	3,102,392
13,887	Ultimate Software Group, Inc.[d]	2,532,294
5,710	Verint Systems, Inc.[d]	201,277
151,095	Virtusa Corporation[d]	3,795,506
316,470	Visa, Inc.	24,690,989
2,700	Western Digital Corporation	183,465
287,400	Xerox Corporation	2,509,002
105,390	Xilinx, Inc.	6,362,394

	Total	504,424,368

Materials (1.7%)
1,800	Adeka Corporation	24,419
15,730	Agnico Eagle Mines, Ltd.	660,660
15,230	Air Products and Chemicals, Inc.	2,190,379
23,763	American Vanguard Corporation	455,061
3,362	APERAM	153,429
20,500	Ashland Global Holdings, Inc.	2,240,445
9,450	Avery Dennison Corporation	663,579
71,790	Axalta Coating Systems, Ltd.[d]	1,952,688
23,149	Balchem Corporation	1,942,664
13,150	Ball Corporation	987,170
87,650	Barrick Gold Corporation	1,400,647
2,655	BHP Billiton plc	42,276
39,312	BHP Billiton, Ltd.	704,269
27,386	BlueScope Steel, Ltd.	182,010
29,010	Boise Cascade Company[d]	652,725
18,290	Cabot Corporation	924,377
13,550	Carpenter Technology Corporation	490,104
42,807	Celanese Corporation	3,370,623
59,689	Chemtura Corporation[d]	1,981,675
19,530	Continental Building Products, Inc.[d]	451,143
972	Croda International plc	38,229
40,020	Crown Holdings, Inc.[d]	2,103,851
15,700	Daicel Corporation	172,607
43,260	Dow Chemical Company	2,475,337
3,200	Eagle Materials, Inc.	315,296
58,439	Eastman Chemical Company	4,395,197
31,480	Ecolab, Inc.	3,690,086
60,880	Eldorado Gold Corporation[d]	196,034
10,026	Evonik Industries AG	298,864
27,280	Ferro Corporation[d]	390,922
57,670	Ferroglobe plc	624,566
57,670	Ferroglobe Representation & Warranty Insurance Trust[d,f]	6
79,523	FMC Corporation	4,497,821
25	Givaudan SA	45,754
59,690	Goldcorp, Inc.	811,784
416,720	Graphic Packaging Holding Company	5,200,666
19,940	Huntsman Corporation	380,455
3,995	Ingevity Corporation[d]	219,166
3,920	Innophos Holdings, Inc.	204,859
13,753	Innospec, Inc.	942,080
3,440	International Flavors & Fragrances, Inc.	405,335
53,840	International Paper Company	2,856,750
3,000	JSR Corporation	47,221
8,430	Kadant, Inc.	515,916
44,990	KapStone Paper and Packaging Corporation	992,030
112,020	Kinross Gold Corporation[d]	348,382
8,350	Koppers Holdings, Inc.[d]	336,505
10,500	Kuraray Company, Ltd.	157,453
2,400	Kyoei Steel, Ltd.	45,630
622	LafargeHolcim, Ltd.	32,650
4,080	Martin Marietta Materials, Inc.	903,842
28,320	Materion Corporation	1,121,472
24,990	Methanex Corporation	1,094,562
11,040	Minerals Technologies, Inc.	852,840
12,800	Mitsubishi Chemical Holdings Corporation	82,760
2,600	Mitsubishi Gas Chemical Company, Inc.	44,303
1,400	Mitsubishi Materials Corporation	42,822
69,340	Mosaic Company	2,033,742
65,565	Myers Industries, Inc.	937,579
2,110	Neenah Paper, Inc.	179,772
71,100	Newmont Mining Corporation	2,422,377
500	Nippon Shokubai Company, Ltd.	31,139
45,669	Norsk Hydro ASA	217,966
35,340	Nucor Corporation	2,103,437
4,809	Nufarm, Ltd.	31,687
31,350	OMNOVA Solutions, Inc.[d]	313,500
12,705	Orora, Ltd.	27,322
76,040	Owens-Illinois, Inc.[d]	1,323,856
57,220	Packaging Corporation of America	4,853,400
9,550	PolyOne Corporation	305,982
1,590	Quaker Chemical Corporation	203,425
22,490	Rayonier Advanced Materials, Inc.[e]	347,695
10,020	Reliance Steel & Aluminum Company	796,991
1,179	Rio Tinto, Ltd.	50,510
5,670	Royal Gold, Inc.	359,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Materials (1.7%) - continued
24,990	Schnitzer Steel Industries, Inc.	$642,243
4,950	Schweitzer-Mauduit International, Inc.	225,374
19,594	Scotts Miracle-Gro Company	1,872,207
17,410	Sealed Air Corporation	789,369
31,960	Sensient Technologies Corporation	2,511,417
4,250	Silgan Holdings, Inc.	217,515
26,690	Silver Wheaton Corporation	515,651
25,500	Sonoco Products Company	1,343,850
107,112	Steel Dynamics, Inc.	3,811,045
1,000	Sumitomo Seika Chemicals Company, Ltd.	39,163
15,210	SunCoke Energy, Inc.[d]	172,481
46,600	Teck Resources, Ltd.	933,398
4,700	Toagosei Company, Ltd.	46,132
5,000	Tosoh Corporation	35,270
6,998	UPM-Kymmene Oyj	171,141
26,111	Verso Corporation[d]	185,388
8,580	Vulcan Materials Company	1,073,787
28,225	Westrock Company	1,432,983
88,230	Yamana Gold, Inc.	247,926
1,200	Yamato Kogyo Company, Ltd.	33,467
8,077	Yara International ASA	317,742
900	Yodogawa Steel Works, Ltd.	23,455

	Total	91,534,975

Real Estate (1.0%)
31,560	American Assets Trust, Inc.	1,359,605
22,850	American Campus Communities, Inc.	1,137,245
30,520	Bluerock Residential Growth REIT, Inc.[e]	418,734
186,459	Brixmor Property Group, Inc.	4,553,329
12,500	Camden Property Trust	1,050,875
25,100	CapitaLand Retail China Trust[d]	23,745
62,660	CBL & Associates Properties, Inc.	720,590
166,466	Cedar Realty Trust, Inc.	1,087,023
65,490	Chatham Lodging Trust	1,345,820
15,290	City Office REIT, Inc.	201,369
41,200	Columbia Property Trust, Inc.	889,920
31,500	CoreCivic, Inc.	770,490
145,600	Corporate Office Properties Trust	4,545,632
80,266	Cousins Properties, Inc.	683,064
13,346	CyrusOne, Inc.	596,967
300	Daito Trust Construction Company, Ltd.	45,101
308,490	DDR Corporation	4,710,642
35,294	DEXUS Property Group	244,842
10,700	Digital Realty Trust, Inc.	1,051,382
37,750	Duke Realty Corporation	1,002,640
15,830	Equity Lifestyle Properties, Inc.	1,141,343
7,240	First Industrial Realty Trust, Inc.	203,082
54,038	First Potomac Realty Trust	592,797
38,860	Franklin Street Properties Corporation	503,626
35,400	General Growth Properties, Inc.	884,292
10,712	H&R Real Estate Investment Trust	178,474
3,099	Hamborner REIT AG	29,480
51,100	HFF, Inc.	1,545,775
22,710	Hospitality Properties Trust	720,815
70,345	Host Hotels & Resorts, Inc.	1,325,300
6,180	Hudson Pacific Properties, Inc.	214,940
41,000	Hysan Development Company, Ltd.	169,086
35,910	InfraREIT, Inc.	643,148
32,630	Kite Realty Group Trust	766,152
39,050	LaSalle Hotel Properties	1,189,854
42,580	Liberty Property Trust	1,681,910
12,670	Life Storage, Inc.	1,080,244
4,000	Link REIT	25,932
10,530	Mid-America Apartment Communities, Inc.	1,031,098
167,100	New World Development Company, Ltd.	176,058
40,571	Pebblebrook Hotel Trust	1,206,987
43,610	Physicians Realty Trust	826,846
5,055	Potlatch Corporation	210,541
24,680	RE/MAX Holdings, Inc.	1,382,080
30,920	Realogy Holdings Corporation	795,572
115,400	Retail Properties of America, Inc.	1,769,082
31,100	Silver Bay Realty Trust Corporation REIT	533,054
18,320	Spirit Realty Captial, Inc.	198,955
65,723	Stockland	217,128
17,180	Store Capital Corporation	424,518
5,060	Sun Communities, Inc.	387,647
3,000	Sun Hung Kai Properties, Ltd.	37,777
71,671	Terreno Realty Corporation	2,041,907
31,610	Urstadt Biddle Properties, Inc.	762,117
15,150	Welltower, Inc.	1,013,989
4,000	Wharf Holdings, Ltd.	26,496
6,000	Wheelock and Company, Ltd.	33,673
39,800	Wing Tai Holdings, Ltd.	43,593

	Total	52,454,383

Telecommunications Services (0.3%)
37,930	AT&T, Inc.	1,613,163
6,330	ATN International, Inc.	507,223
17,234	Cincinnati Bell, Inc.[d]	385,180
5,888	Elisa Oyj	191,134
5,400	Freenet AG	151,765
49,670	General Communication, Inc.[d]	966,082
89,270	KCOM Group plc	104,241
22,584	Koninklijke (Royal) KPN NV	66,784
32,797	Level 3 Communications, Inc.[d]	1,848,439
5,200	Nippon Telegraph & Telephone Corporation	218,895
5,900	NTT DOCOMO, Inc.	134,197
104,697	PCCW, Ltd.	56,597
2,424	Proximus SA	69,683
22,896	SBA Communications Corporation[d]	2,364,241
9,200	Telefonica Deutschland Holding AG	39,325
5,899	Telenor ASA	88,053
79,409	Verizon Communications, Inc.	4,238,852
1,323	Vivendi SA	25,093
77,550	Vonage Holdings Corporation[d]	531,217

	Total	13,600,164

Utilities (0.9%)
4,860	Alliant Energy Corporation	184,145
5,390	American Electric Power Company, Inc.	339,354
41,600	American States Water Company	1,895,296
17,960	Artesian Resources Corporation	573,642
1,999	ATCO, Ltd.	66,492
64,520	Avista Corporation	2,580,155
73,760	Calpine Corporation[d]	843,077
32,600	Centrica plc	93,890
3,760	Consolidated Edison, Inc.	277,037
15,200	Consolidated Water Company, Ltd.	164,920
39,640	DTE Energy Company	3,904,936
25,340	Dynegy, Inc.[d]	214,376
9,640	Edison International, Inc.	693,984
45,100	Electricidade de Portugal SA	137,265
81,310	Eversource Energy	4,490,751
11,280	Exelon Corporation	400,327

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (39.3%)	Value
Utilities (0.9%) - continued
218,000	Great Plains Energy, Inc.	$5,962,300
13,140	Hawaiian Electric Industries, Inc.	434,540
43,080	MDU Resources Group, Inc.	1,239,412
7,670	Middlesex Water Company	329,350
7,920	National Fuel Gas Company	448,589
26,600	NiSource, Inc.	588,924
6,620	NorthWestern Corporation	376,479
54,000	Osaka Gas Company, Ltd.	207,201
106,790	PG&E Corporation	6,489,628
42,360	PNM Resources, Inc.	1,452,948
46,140	Portland General Electric Company	1,999,246
33,050	Public Service Enterprise Group, Inc.	1,450,234
28,868	Redes Energeticas Nacionais SGPS SA	81,906
21,740	Renewable Energy Group, Inc.[d]	210,878
46,120	Southern Company	2,268,643
20,000	Southwest Gas Holdings, Inc.	1,532,400
3,030	Spire, Inc.	195,587
4,000	Toho Gas Company, Ltd.	32,487
6,200	United Utilities Group plc	68,723
91,390	Vectren Corporation	4,765,989

	Total	46,995,111

	Total Common Stock (cost $1,705,302,509)	2,092,683,818

	Registered Investment Companies (36.8%)
Affiliated Equity Holdings (29.7%)
24,752,802	Thrivent Large Cap Stock Portfolio	299,399,986
21,779,551	Thrivent Large Cap Value Portfolio	366,750,218
18,902,196	Thrivent Mid Cap Stock Portfolio	360,667,132
50,069,595	Thrivent Partner Worldwide
	Allocation Portfolio	455,187,694
5,579,836	Thrivent Small Cap Stock Portfolio	103,191,812

	Total	1,585,196,842

Affiliated Fixed Income Holdings (5.6%)
10,873,034	Thrivent High Yield Portfolio	51,866,545
15,219,349	Thrivent Income Portfolio	153,242,099
9,490,688	Thrivent Limited Maturity Bond Portfolio	93,074,230

	Total	298,182,874

Equity Funds/ETFs (0.8%)
870	iShares MSCI EAFE Index Fund	50,225
40,931	iShares Russell 2000 Growth Index Fund[e]	6,300,918
45,453	iShares Russell 2000 Index Fund	6,129,337
15,440	iShares Russell 2000 Value Index Fund	1,836,434
27,040	Materials Select Sector SPDR Fund	1,343,888
97,919	SPDR S&P 500 ETF Trust	21,887,834
59,000	SPDR S&P Biotech ETF	3,492,210
1,530	SPDR S&P MidCap 400 ETF Trust[e]	461,647

	Total	41,502,493

Fixed Income Funds/ETFs (0.7%)
35,000	iShares Barclays 1-3 Year Credit Bond Fund	3,672,900
113,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	13,317,507
5,611	iShares J.P. Morgan USD Emerging Markets Bond ETF[e]	618,445
220,500	PowerShares Senior Loan Portfolio	5,150,880
179,500	Vanguard Short-Term Corporate Bond ETF	14,246,915

	Total	37,006,647

	Total Registered Investment Companies (cost $1,720,669,889)	1,961,888,856

Principal Amount	Long-Term Fixed Income (15.8%)
Asset-Backed Securities (1.0%)
	Access Group, Inc.
320,417	1.256%, 2/25/2036, Series 2013-1, Class Ag,h	316,469
	Alm Loan Funding CLO
385,000	2.310%, 10/17/2026, Series 2014-11A, Class A1*,h	385,672
	AMSR Trust
	2.136%, 11/17/2033, Series
1,075,000	2016-SFR1, Class Ag,h	1,075,049
	Apidos CLO XVIII
	2.294%, 7/22/2026, Series
375,000	2014-18A, Class A1*,h	375,578
	Ares CLO, Ltd.
1,275,000	2.164%, 10/12/2023, Series 2012-2A, Class AR*,h	1,275,171
750,000	2.386%, 11/15/2025, Series 2014-32A, Class A1*,h	751,285
	BA Credit Card Trust
650,000	1.084%, 6/15/2021, Series 2014-A1, Class Ah	651,634
	Babson CLO, Ltd.
385,000	2.270%, 10/17/2026, Series 2014-IIA, Class A*,h	385,616
	Betony CLO, Ltd.
350,000	2.256%, 4/15/2027, Series 2015-1A, Class AR*,h	348,074
	Birchwood Park CLO, Ltd.
385,000	2.320%, 7/15/2026, Series 2014-1A, Class A*,h	385,707
	BlueMountain CLO, Ltd.
385,000	2.360%, 10/15/2026, Series 2014-3A, Class A1*,h	385,617
	Capital One Multi-Asset Execution Trust
800,000	1.084%, 1/18/2022, Series 2014-A3, Class A3[h]	800,325
	Carlyle Global Market Strategies CLO, Ltd.
333,824	2.181%, 7/20/2023, Series 2012-2A, Class A1R*,h	333,867
400,000	2.380%, 10/15/2026, Series 2014-4A, Class A1*,h	400,627
	Cent CLO 16, LP
374,055	2.136%, 8/1/2024, Series 2012-16A, Class A1AR*,h	374,126
	Cent CLO 22, Ltd.
400,000	2.291%, 11/7/2026, Series 2014-22A, Class A1R*,h	399,062
	Chase Issuance Trust
500,000	1.590%, 2/18/2020, Series 2015-A2, Class A2	501,383
375,000	1.620%, 7/15/2020, Series 2015-A7, Class A7	375,703
250,000	1.114%, 5/17/2021, Series 2016-A1, Class Ah	250,781

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Asset-Backed Securities (1.0%) - continued
	Chesapeake Funding II, LLC
$800,000	1.880%, 6/15/2028, Series 2016-2A, Class A1[g]	$797,829
	Chesapeake Funding, LLC
93,034	1.102%, 1/7/2025, Series 2013-1A, Class Ag,h	93,000
	Commonbond Student Loan Trust
970,112	2.730%, 10/25/2040, Series 2016-B, Class A1[g]	953,280
	DRB Prime Student Loan Trust
1,607,018	3.200%, 1/25/2040, Series 2015-D, Class A2*	1,595,635
	Dryden 34 Senior Loan Fund CLO
385,000	2.310%, 10/15/2026, Series 2014-34A, Class A*,h	385,667
	Earnest Student Loan Program, LLC
2,511,349	3.020%, 5/25/2034, Series 2016-B, Class A2[g]	2,491,362
	Edlinc Student Loan Funding Trust
243,273	3.410%, 10/1/2025, Series 2012-A, Class AT*,h	245,975
	Enterprise Fleet Financing, LLC
44,487	0.870%, 9/20/2019, Series 2014-1, Class A2[g]	44,454
	FirstEnergy Ohio PIRB Special Purpose Trust
41,060	0.679%, 1/15/2019, Series 2013-1, Class A1	41,019
	Ford Credit Auto Owner Trust
485,000	2.260%, 11/15/2025, Series 2014-1, Class Ag	488,974
	Galaxy XX CLO, Ltd.
1,200,000	2.331%, 7/20/2027, Series 2015-20A, Class A*,h	1,198,595
	GoldenTree Loan Opportunities IX, Ltd.
400,000	2.238%, 10/29/2026, Series 2014-9A, Class AR*,h	399,724
	Golub Capital Partners CLO 22B, Ltd.
725,000	2.391%, 2/20/2027, Series 2015-22A, Class A1*,h	724,961
	Golub Capital Partners CLO 23M, Ltd.
350,000	2.366%, 5/5/2027, Series 2015-23A, Class A1*,h	350,031
	Limerock CLO III, LLC
1,150,000	2.411%, 10/20/2026, Series 2014-3A, Class A1*,h	1,134,024
	Madison Park Funding XIV CLO, Ltd.
425,000	2.331%, 7/20/2026, Series 2014-14A, Class A2*,h	425,718
	Madison Park Funding, Ltd.
965,957	2.196%, 8/15/2022, Series 2012-9A, Class AR*,h	966,134
	Magnetite XII, Ltd.
1,200,000	2.256%, 4/15/2027, Series 2015-12A, Class AR*,h	1,199,093
	Marlette Funding Trust
515,134	3.060%, 1/17/2023, Series 2016-1A, Class A*	515,007
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.176%, 8/15/2045	1,464,416
1,425,000	3.246%, 12/15/2047	1,435,136
	Morgan Stanley Capital, Inc.
912,980	0.906%, 2/25/2037, Series 2007-NC2, Class A2FPh	545,540
	Mountain View CLO, Ltd.
1,200,000	2.340%, 7/15/2027, Series 2015-9A, Class A1A*,h	1,196,748
	Murray Hill Marketplace Trust
1,118,295	4.190%, 11/25/2022, Series 2016-LC1, Class A*	1,123,656
	NCF Dealer Floorplan Master Trust
1,500,000	3.812%, 3/21/2022, Series 2016-1A, Class A*,h	1,489,209
	Neuberger Berman CLO, Ltd.
300,000	2.346%, 8/4/2025, Series 2014-17A, Class A*,h	300,008
	NZCG Funding CLO, Ltd.
1,200,000	2.436%, 4/27/2027, Series 2015-2A, Class A1*,h	1,199,030
	Octagon Investment Partners XX CLO, Ltd.
385,000	2.342%, 8/12/2026, Series 2014-1A, Class A*,h	385,673
	OHA Loan Funding, Ltd.
1,150,000	2.411%, 10/20/2026, Series 2014-1A, Class A1*,h	1,156,656
	OneMain Financial Issuance Trust
750,000	4.100%, 3/20/2028, Series 2016-2A, Class Ag	764,485
	OZLM VIII, Ltd.
385,000	2.320%, 10/17/2026, Series 2014-8A, Class A1A*,h	385,688
	Race Point IX CLO, Ltd.
900,000	2.390%, 4/15/2027, Series 2015-9A, Class A1*,h	902,928
	Renaissance Home Equity Loan Trust
1,162,581	5.746%, 5/25/2036, Series 2006-1, Class AF6[i]	762,849
1,432,175	6.011%, 5/25/2036, Series 2006-1, Class AF4[i]	978,021
1,185,155	5.580%, 11/25/2036, Series 2006-3, Class AF2[i]	659,777
	Shackleton, Ltd.
1,200,000	2.340%, 4/15/2027, Series 2015-7A, Class AR*,h	1,200,000
	SLM Student Loan Trust
195,916	1.304%, 7/15/2022, Series 2014-A, Class A1[g,h]	196,076
255,593	1.304%, 8/15/2022, Series 2013-A, Class A1[g,h]	255,747
7,491	1.282%, 4/25/2023, Series 2004-10, Class A5Ag,h	7,490
692,039	1.276%, 3/25/2026, Series 2011-1, Class A1[h]	690,979
450,000	1.754%, 5/17/2027, Series 2013-A, Class A2Bg,h	453,308
	Sofi Consumer Loan Program, LLC
585,561	3.260%, 8/25/2025, Series 2016-1, Class Ag	586,116
	SoFi Consumer Loan Program, LLC
821,142	3.050%, 12/26/2025, Series 2016-3, Class Ag	818,128
	SoFi Professional Loan Program, LLC
606,345	2.420%, 3/25/2030, Series 2015-A, Class A2[g]	604,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Asset-Backed Securities (1.0%) - continued
	Sunset Mortgage Loan Company, LLC
$1,339,712	3.844%, 7/16/2047, Series 2016-NPL1, Class A*,i	$1,344,271
	Symphony CLO VIII, Ltd.
352,425	1.976%, 1/9/2023, Series 2012-8A, Class AR*,h	352,472
	Symphony CLO XV, Ltd.
1,150,000	2.330%, 10/17/2026, Series 2014-15A, Class A*,h	1,152,121
	U.S. Small Business Administration
485,447	3.191%, 3/10/2024, Series 2014-10A, Class 1	502,098
	Vericrest Opportunity Loan Transferee
818,924	3.375%, 10/25/2058, Series 2015-NPL3, Class A1*,i	817,777
975,370	4.250%, 3/26/2046, Series 2016-NPL3, Class A1[g,i]	982,900
937,294	3.500%, 9/25/2046, Series 2016-NP10, Class A1[g,i]	934,730
1,731,328	3.500%, 10/25/2046, Series 2016-NP11, Class A1[g,i]	1,727,295
196,736	3.500%, 2/25/2055, Series 2015-NPL4, Class A1*,i	196,887
	Vericrest Opportunity Loan Trust
2,751,260	3.625%, 11/26/2046, Series 2016-NP12, Class A1[g,i]	2,743,123
950,000	3.875%, 12/26/2046, Series 2016-NP13, Class A1[g,i]	950,000
	Volvo Financial Equipment, LLC
239,242	0.820%, 4/16/2018, Series 2014-1A, Class A3[g]	239,087
	Voya CLO 3, Ltd.
385,000	2.302%, 7/25/2026, Series 2014-3A, Class A1*,h	385,619

	Total	55,712,544

Basic Materials (0.1%)
	Albemarle Corporation
105,000	3.000%, 12/1/2019	107,331
	Alcoa Nederland Holding BV
395,000	6.750%, 9/30/2024[g]	428,575
	Anglo American plc
772,000	3.625%, 5/14/2020[g]	780,646
	ArcelorMittal SA
670,000	6.500%, 3/1/2021	733,650
	First Quantum Minerals, Ltd.
355,000	6.750%, 2/15/2020[g]	354,113
355,000	7.000%, 2/15/2021[g]	353,083
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[g]	247,030
	Glencore Funding, LLC
180,000	1.940%, 4/16/2018[g,h]	177,966
	Kinross Gold Corporation
448,000	5.950%, 3/15/2024	453,600
	Novelis Corporation
275,000	5.875%, 9/30/2026[g]	277,750
	Steel Dynamics, Inc.
615,000	5.000%, 12/15/2026[g]	612,694
	Westlake Chemical Corporation
448,000	3.600%, 8/15/2026[g]	430,270

	Total	4,956,708

Capital Goods (0.2%)
	AECOM
920,000	5.875%, 10/15/2024	982,201
	Building Materials Corporation of America
660,000	6.000%, 10/15/2025[g]	694,650
	Cemex Finance, LLC
900,000	9.375%, 10/12/2022[g]	981,000
	CNH Industrial Capital, LLC
370,000	4.375%, 11/6/2020	379,712
	CNH Industrial NV
450,000	4.500%, 8/15/2023	444,375
	Crown Americas Capital Corporation IV
670,000	4.500%, 1/15/2023	683,400
	General Electric Company
607,000	5.000%, 1/21/2021[j]	629,884
	Huntington Ingalls Industries, Inc.
850,000	5.000%, 12/15/2021[g]	884,000
	L3 Technologies, Inc.
455,000	3.950%, 5/28/2024	462,238
	Lockheed Martin Corporation
389,000	2.500%, 11/23/2020	391,984
448,000	4.500%, 5/15/2036	475,546
	Northrop Grumman Corporation
350,000	3.850%, 4/15/2045	331,326
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022[g]	981,600
	Pentair Finance SA
295,000	2.900%, 9/15/2018	298,355
	Republic Services, Inc.
335,000	2.900%, 7/1/2026	320,668
	Reynolds Group Issuer, Inc.
670,000	5.125%, 7/15/2023[g]	680,887
	Roper Industries, Inc.
601,000	2.050%, 10/1/2018	602,930
	Roper Technologies, Inc.
336,000	2.800%, 12/15/2021	335,498
	Standard Industries, Inc.
415,000	5.500%, 2/15/2023[g]	429,566
	Textron, Inc.
150,000	5.600%, 12/1/2017	155,298
400,000	7.250%, 10/1/2019	449,364
	United Rentals North America, Inc.
680,000	5.500%, 7/15/2025	693,600
	Waste Management, Inc.
90,000	3.125%, 3/1/2025	90,000

	Total	12,378,082

Collateralized Mortgage Obligations (0.4%)
	Angel Oak Mortgage Trust I, LLC
504,761	3.500%, 7/25/2046, Series 2016-1, Class A1*	501,661
	BCAP, LLC Trust
1,003,074	0.936%, 3/25/2037, Series 2007-AA1, Class 2A1[h]	930,858
	Citigroup Mortgage Loan Trust, Inc.
353,815	5.500%, 11/25/2035, Series 2005-9, Class 21A2	341,869
	CitiMortgage Alternative Loan Trust
1,174,942	5.750%, 4/25/2037, Series 2007-A4, Class 1A5	1,006,663
	COLT Mortgage Loan Trust
925,000	2.800%, 12/26/2046, Series 2016-3, Class A1*	925,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Collateralized Mortgage Obligations (0.4%) - continued
	Countrywide Alternative Loan Trust
$466,647	3.036%, 10/25/2035, Series 2005-43, Class 4A1	$378,299
344,391	6.500%, 8/25/2036, Series 2006-23CB, Class 2A3	232,281
222,637	6.000%, 1/25/2037, Series 2006-39CB, Class 1A16	212,583
1,097,648	5.500%, 5/25/2037, Series 2007-8CB, Class A1	939,372
1,032,751	7.000%, 10/25/2037, Series 2007-24, Class A10	552,892
	Countrywide Home Loans, Inc.
427,200	5.750%, 4/25/2037, Series 2007-3, Class A27	360,485
	Deutsche Alt-A Securities Mortgage Loan Trust
318,432	6.000%, 10/25/2021, Series 2006-AR5, Class 23A	283,276
	Federal Home Loan Mortgage Corporation
2,326,801	4.000%, 7/15/2031, Series-4104, Class KIk	268,316
1,263,421	3.000%, 2/15/2033, Series-4170, Class IGk	151,255
	Federal National Mortgage Association
2,491,831	3.500%, 1/25/2033, Series 2012-150, Class YIk	335,957
	J.P. Morgan Mortgage Trust
745,575	3.110%, 10/25/2036, Series 2006-A6, Class 1A2	676,020
1,108,803	1.136%, 1/25/2037, Series 2006-S4, Class A8[h]	586,914
1,315,078	6.250%, 8/25/2037, Series 2007-S3, Class 1A10	974,385
	MASTR Alternative Loans Trust
295,417	6.500%, 7/25/2034, Series 2004-6, Class 6A1	296,263
671,027	1.206%, 12/25/2035, Series 2005-6, Class 2A1[h]	304,860
	Merrill Lynch Alternative Note Asset Trust
287,242	6.000%, 3/25/2037, Series 2007-F1, Class 2A1	223,849
	Pretium Mortgage Credit Partners, LLC
1,953,083	4.375%, 11/27/2030, Series 2015-NPL4, Class A1*,i	1,968,897
	Residential Asset Securitization Trust
1,133,160	1.136%, 8/25/2037, Series 2007-A8, Class 2A3[h]	295,480
	Sequoia Mortgage Trust
673,672	3.280%, 9/20/2046, Series 2007-1, Class 4A1	546,341
	TBW Mortgage-Backed Trust
3,121,569	5.965%, 7/25/2037, Series 2007-2, Class A1A	2,094,629
	WaMu Mortgage Pass Through Certificates
183,895	2.837%, 9/25/2036, Series 2006-AR10, Class 1A2	169,194
359,644	2.850%, 10/25/2036, Series 2006-AR12, Class 1A1	313,506
2,583,058	2.617%, 11/25/2036, Series 2006-AR14, Class 1A1	2,290,228
1,553,138	1.527%, 9/25/2046, Series 2006-AR11, Class 1Ah	1,276,411
	Washington Mutual Mortgage Pass Through Certificates Trust
929,836	7.000%, 2/25/2036, Series 2006-1, Class 2CB1	691,846

	Total	20,130,326

Commercial Mortgage-Backed Securities (0.3%)
	Citigroup Commercial Mortgage Trust
481,114	1.102%, 11/10/2046	479,966
	Commercial Mortgage Pass-Through Certificates
780,000	1.699%, 6/8/2030[g,h]	781,959
	Federal National Mortgage Association
23,957	1.272%, 1/25/2017	23,936
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,788,431
	GS Mortgage Securities Trust
2,450,000	3.666%, 9/10/2047	2,540,271
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,300,000	5.713%, 2/12/2049	1,312,560
	JPMBB Commercial Mortgage Securities Trust
1,175,000	3.231%, 1/15/2048	1,186,611
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	899,214
	SCG Trust
425,000	2.104%, 11/15/2026[g,h]	425,000
	UBS Commercial Mortgage Trust
2,124,388	3.400%, 5/10/2045	2,210,951
	WFRBS Commercial Mortgage Trust
1,200,000	2.870%, 11/15/2045	1,217,232

	Total	12,866,131

Communications Services (0.6%)
	21st Century Fox America, Inc.
460,000	6.900%, 3/1/2019	505,121
	Altice Financing SA
770,000	6.625%, 2/15/2023[g]	791,175
	AMC Networks, Inc.
690,000	5.000%, 4/1/2024	691,725
	America Movil SAB de CV
288,000	5.000%, 10/16/2019	308,502
	American Tower Corporation
50,000	2.800%, 6/1/2020	49,998
560,000	3.300%, 2/15/2021	565,924
	AT&T, Inc.
212,000	5.875%, 10/1/2019	231,593
165,000	1.928%, 6/30/2020[h]	165,895
349,000	3.875%, 8/15/2021	359,999
275,000	3.000%, 6/30/2022	269,653
336,000	6.350%, 3/15/2040	382,218
355,000	5.550%, 8/15/2041	368,985
450,000	5.150%, 3/15/2042	447,499
275,000	4.750%, 5/15/2046	260,044
	British Sky Broadcasting Group plc
320,000	2.625%, 9/16/2019[g]	321,156
	CCO Holdings, LLC
900,000	5.875%, 4/1/2024[g]	960,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Communications Services (0.6%) - continued
	CenturyLink, Inc.
$775,000	6.450%, 6/15/2021	$815,687
	Charter Communications Operating, LLC
452,000	6.834%, 10/23/2055	528,901
288,000	3.579%, 7/23/2020	293,624
448,000	4.908%, 7/23/2025	471,573
	Clear Channel Worldwide Holdings, Inc.
760,000	6.500%, 11/15/2022	777,100
	Columbus International, Inc.
895,000	7.375%, 3/30/2021[g]	952,405
	Comcast Corporation
360,000	2.750%, 3/1/2023	357,040
960,000	4.400%, 8/15/2035	1,002,729
140,000	4.650%, 7/15/2042	145,484
677,000	4.750%, 3/1/2044	724,694
	Cox Communications, Inc.
184,000	9.375%, 1/15/2019[g]	207,799
	Crown Castle International Corporation
521,000	3.400%, 2/15/2021	528,262
931,000	5.250%, 1/15/2023	1,001,989
200,000	3.700%, 6/15/2026	196,024
	CSC Holdings, LLC
100,000	5.500%, 4/15/2027[g]	101,250
	Digicel, Ltd.
1,295,000	6.000%, 4/15/2021*	1,170,952
	FairPoint Communications, Inc.
685,000	8.750%, 8/15/2019[g]	714,969
	Frontier Communications Corporation
1,090,000	8.875%, 9/15/2020	1,160,850
	Level 3 Communications, Inc.
920,000	5.375%, 1/15/2024	929,200
	Level 3 Financing, Inc.
335,000	5.375%, 5/1/2025	341,700
	Neptune Finco Corporation
225,000	10.875%, 10/15/2025[g]	267,750
	Omnicom Group, Inc.
224,000	3.600%, 4/15/2026	221,370
	S&P Global, Inc.
448,000	3.300%, 8/14/2020	456,451
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[g]	362,752
	SFR Group SA
1,165,000	6.000%, 5/15/2022[g]	1,195,581
	Sprint Communications, Inc.
615,000	6.000%, 11/15/2022	619,612
	Sprint Corporation
640,000	7.625%, 2/15/2025	672,800
	Telefonica Emisiones SAU
244,000	3.192%, 4/27/2018	247,474
	Time Warner Entertainment Company, LP
459,000	8.375%, 3/15/2023	576,703
	Time Warner, Inc.
224,000	3.600%, 7/15/2025	222,450
265,000	6.250%, 3/29/2041	310,438
	T-Mobile USA, Inc.
1,040,000	6.125%, 1/15/2022	1,097,200
	Verizon Communications, Inc.
350,000	1.763%, 6/17/2019[h]	353,182
1,025,000	3.000%, 11/1/2021	1,031,819
1,008,000	5.150%, 9/15/2023	1,113,428
78,000	5.050%, 3/15/2034	82,020
319,000	4.272%, 1/15/2036	304,840
748,000	4.522%, 9/15/2048	715,805
	Viacom, Inc.
560,000	4.375%, 3/15/2043	445,291
336,000	5.850%, 9/1/2043	328,738
	Vodafone Group plc
448,000	6.150%, 2/27/2037	501,626

	Total	30,229,799

Consumer Cyclical (0.4%)
	Argos Merger Sub, Inc.
1,080,000	7.125%, 3/15/2023[e,g]	1,101,600
	Automatic Data Processing, Inc.
100,000	3.375%, 9/15/2025	102,405
	Cinemark USA, Inc.
1,130,000	4.875%, 6/1/2023	1,144,125
	CVS Health Corporation
110,000	2.250%, 8/12/2019	110,556
870,000	4.875%, 7/20/2035	934,211
360,000	5.125%, 7/20/2045	400,429
	Daimler Finance North America, LLC
448,000	1.618%, 10/30/2019[g,h]	449,077
	Delphi Automotive plc
560,000	3.150%, 11/19/2020	568,533
	eBay, Inc.
225,000	2.500%, 3/9/2018	226,947
	Ford Motor Credit Company, LLC
336,000	5.000%, 5/15/2018	349,102
550,000	2.551%, 10/5/2018	552,989
450,000	2.943%, 1/8/2019	454,978
224,000	2.459%, 3/27/2020	220,978
168,000	3.200%, 1/15/2021	168,110
	General Motors Company
220,000	6.600%, 4/1/2036	251,111
429,000	6.250%, 10/2/2043	473,452
	General Motors Financial Company, Inc.
332,000	3.700%, 11/24/2020	337,472
224,000	4.200%, 3/1/2021	230,297
385,000	4.300%, 7/13/2025	381,425
	Home Depot, Inc.
184,000	2.625%, 6/1/2022	184,691
280,000	3.000%, 4/1/2026	279,054
336,000	4.250%, 4/1/2046	352,017
	Hyundai Capital America
176,000	2.400%, 10/30/2018[g]	176,700
336,000	3.000%, 10/30/2020[g]	335,771
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[g]	656,775
	KB Home
503,000	4.750%, 5/15/2019	513,060
	L Brands, Inc.
630,000	5.625%, 2/15/2022	672,525
	Lear Corporation
560,000	5.250%, 1/15/2025	588,700
	Lennar Corporation
235,000	4.125%, 12/1/2018	240,288
660,000	4.875%, 12/15/2023	653,400
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[g]	207,000
380,000	4.875%, 11/1/2024[g]	380,950
	McDonald’s Corporation
335,000	2.750%, 12/9/2020	339,951
	MGM Resorts International
915,000	6.000%, 3/15/2023	988,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Consumer Cyclical (0.4%) - continued
	Newell Rubbermaid, Inc.
$224,000	2.600%, 3/29/2019	$226,404
336,000	5.500%, 4/1/2046	385,004
	Prime Security Services Borrower, LLC
835,000	9.250%, 5/15/2023[g]	909,106
	Rite Aid Corporation
880,000	6.125%, 4/1/2023[g]	946,000
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	105,125
186,000	4.000%, 12/31/2018	190,883
	West Corporation
1,065,000	5.375%, 7/15/2022[g]	1,029,056

	Total	18,818,457

Consumer Non-Cyclical (0.6%)
	Abbott Laboratories
224,000	2.350%, 11/22/2019	224,153
280,000	3.400%, 11/30/2023	278,620
260,000	4.750%, 11/30/2036	263,907
210,000	4.900%, 11/30/2046	215,111
	AbbVie, Inc.
315,000	2.500%, 5/14/2020	314,902
540,000	3.600%, 5/14/2025	534,165
560,000	4.450%, 5/14/2046	535,152
	Actavis Funding SCS
675,000	4.550%, 3/15/2035	667,094
336,000	4.850%, 6/15/2044	332,522
	Altria Group, Inc.
224,000	2.850%, 8/9/2022	224,028
280,000	2.625%, 9/16/2026	264,746
	Amgen, Inc.
224,000	2.700%, 5/1/2022	221,567
300,000	3.125%, 5/1/2025	291,567
	Anheuser-Busch InBev Finance, Inc.
240,000	2.146%, 2/1/2021[h]	244,221
809,000	3.650%, 2/1/2026	820,026
896,000	4.700%, 2/1/2036	942,166
560,000	4.900%, 2/1/2046	601,290
	Anheuser-Busch InBev Worldwide, Inc.
184,000	3.750%, 1/15/2022	191,867
	BAT International Finance plc
220,000	1.473%, 6/15/2018[g,h]	220,042
	Baxter International, Inc.
280,000	2.600%, 8/15/2026	258,095
	Bayer U.S. Finance, LLC
336,000	3.375%, 10/8/2024[g]	333,904
	Biogen, Inc.
210,000	3.625%, 9/15/2022	215,321
	Boston Scientific Corporation
200,000	6.000%, 1/15/2020	219,635
325,000	3.850%, 5/15/2025	325,218
336,000	7.375%, 1/15/2040	417,260
	BRF SA
475,000	4.750%, 5/22/2024[g]	461,463
	Bunge Limited Finance Corporation
282,000	8.500%, 6/15/2019	322,945
305,000	3.500%, 11/24/2020	310,197
	Cardinal Health, Inc.
138,000	4.900%, 9/15/2045	145,334
	Celgene Corporation
495,000	2.875%, 8/15/2020	500,304
120,000	3.550%, 8/15/2022	122,937
280,000	5.000%, 8/15/2045	290,573
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	140,626
	Conagra Brands, Inc.
168,000	7.125%, 10/1/2026	202,614
	EMD Finance, LLC
235,000	1.343%, 3/17/2017[g,h]	235,054
280,000	2.950%, 3/19/2022[g]	278,527
	Energizer Holdings, Inc.
820,000	5.500%, 6/15/2025[g]	822,050
	Envision Healthcare Corporation
970,000	5.125%, 7/1/2022[g]	966,363
	Express Scripts Holding Company
224,000	3.000%, 7/15/2023	216,591
525,000	4.500%, 2/25/2026	539,753
90,000	3.400%, 3/1/2027	84,192
	Gilead Sciences, Inc.
120,000	2.550%, 9/1/2020	121,292
560,000	2.950%, 3/1/2027	535,105
	Grifols Worldwide Operations, Ltd.
790,000	5.250%, 4/1/2022	817,650
	H. J. Heinz Company
350,000	3.500%, 7/15/2022	354,917
	HCA, Inc.
585,000	5.250%, 6/15/2026	604,744
300,000	4.500%, 2/15/2027	294,750
	Imperial Tobacco Finance plc
450,000	2.950%, 7/21/2020[g]	452,429
	JBS USA, LLC
670,000	5.750%, 6/15/2025[g]	678,375
	Kraft Foods Group, Inc.
448,000	5.000%, 6/4/2042	457,902
	Laboratory Corporation of America Holdings
165,000	2.625%, 2/1/2020	164,752
	McKesson Corporation
225,000	4.883%, 3/15/2044	228,460
	Mead Johnson Nutrition Company
200,000	3.000%, 11/15/2020	202,348
	Medtronic plc
1,085,000	4.375%, 3/15/2035	1,146,050
	Merck & Company, Inc.
175,000	1.257%, 2/10/2020[h]	175,911
88,000	3.700%, 2/10/2045	83,734
	Mondelez International, Inc.
247,000	1.406%, 2/1/2019[h]	246,986
	Mylan NV
450,000	3.000%, 12/15/2018[g]	453,161
120,000	3.150%, 6/15/2021[g]	117,663
672,000	5.250%, 6/15/2046[g]	618,681
	PepsiCo, Inc.
450,000	2.850%, 2/24/2026	442,917
	Pernod Ricard SA
400,000	3.250%, 6/8/2026[g]	383,250
	Perrigo Finance Unlimited Company
675,000	3.500%, 3/15/2021	681,484
	Reynolds American, Inc.
235,000	2.300%, 8/21/2017	236,149
672,000	5.700%, 8/15/2035	770,539
	Roche Holdings, Inc.
336,000	4.000%, 11/28/2044[g]	334,209
	Shire Acquisitions Investments Ireland Designated Activity Company
336,000	2.400%, 9/23/2021	324,265
336,000	3.200%, 9/23/2026	313,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Consumer Non-Cyclical (0.6%) - continued
	Tenet Healthcare Corporation
$805,000	8.125%, 4/1/2022	$759,518
	Teva Pharmaceutical Finance Netherlands III BV
458,000	2.200%, 7/21/2021	437,762
280,000	2.800%, 7/21/2023	264,745
205,000	4.100%, 10/1/2046	175,308
	Thermo Fisher Scientific, Inc.
168,000	3.000%, 4/15/2023	164,942
	TreeHouse Foods, Inc.
450,000	4.875%, 3/15/2022	461,250
	VRX Escrow Corporation
1,495,000	6.125%, 4/15/2025[g]	1,123,119
	Zoetis, Inc.
448,000	4.700%, 2/1/2043	435,272

	Total	29,859,289

Energy (0.4%)
	Anadarko Petroleum Corporation
320,000	4.850%, 3/15/2021	342,842
	Antero Resources Corporation
240,000	5.125%, 12/1/2022	242,400
500,000	5.625%, 6/1/2023	511,875
	Apache Corporation
450,000	4.750%, 4/15/2043	462,653
	Boardwalk Pipelines, LP
220,000	5.950%, 6/1/2026	238,662
	BP Capital Markets plc
452,000	3.062%, 3/17/2022	456,731
665,000	3.535%, 11/4/2024	674,103
120,000	3.119%, 5/4/2026	117,029
	Buckeye Partners, LP
288,000	2.650%, 11/15/2018	289,839
70,000	3.950%, 12/1/2026	68,189
	Canadian Natural Resources, Ltd.
585,000	3.450%, 11/15/2021	597,463
225,000	6.250%, 3/15/2038	255,584
	Cheniere Corpus Christi Holdings, LLC
685,000	5.875%, 3/31/2025[g]	698,912
	CNOOC Nexen Finance
345,000	1.625%, 4/30/2017	344,676
	CNPC General Capital, Ltd.
192,000	2.750%, 4/19/2017[g]	192,485
	Columbia Pipeline Group, Inc.
450,000	2.450%, 6/1/2018	452,131
	Concho Resources, Inc.
625,000	6.500%, 1/15/2022	646,688
629,634	5.500%, 10/1/2022	652,458
305,000	4.375%, 1/15/2025	304,393
	Contura Energy, Inc.
90,000	10.000%, 8/1/2021*	96,075
	Crestwood Midstream Partners, LP
400,000	6.125%, 3/1/2022	410,000
	Devon Energy Corporation
340,000	3.250%, 5/15/2022[e]	337,490
	Ecopetrol SA
220,000	5.875%, 9/18/2023	232,870
	Enbridge Energy Partners, LP
224,000	4.375%, 10/15/2020	233,680
	Enbridge, Inc.
245,000	1.384%, 6/2/2017[e,h]	245,023
224,000	4.250%, 12/1/2026	229,021
	Encana Corporation
121,000	3.900%, 11/15/2021	121,869
448,000	6.500%, 2/1/2038	484,181
	Energy Transfer Partners, LP
448,000	4.650%, 6/1/2021	464,749
265,000	4.900%, 3/15/2035	247,291
	EnLink Midstream Partners, LP
225,000	4.150%, 6/1/2025	218,120
168,000	4.850%, 7/15/2026	169,238
	Enterprise Products Operating, LLC
172,000	5.100%, 2/15/2045	181,061
	EQT Corporation
162,000	5.150%, 3/1/2018	166,983
118,000	8.125%, 6/1/2019	132,713
250,000	4.875%, 11/15/2021	266,798
	Exxon Mobil Corporation
180,000	4.114%, 3/1/2046	183,983
	Magellan Midstream Partners, LP
315,000	5.000%, 3/1/2026	344,962
	Marathon Oil Corporation
336,000	2.700%, 6/1/2020	336,258
	Marathon Petroleum Corporation
165,000	3.400%, 12/15/2020	168,619
176,000	4.750%, 9/15/2044	155,745
	MEG Energy Corporation
630,000	6.500%, 3/15/2021[g]	582,750
	MPLX, LP
448,000	4.875%, 6/1/2025	460,046
	Newfield Exploration Company
850,000	5.625%, 7/1/2024	886,125
	Noble Energy, Inc.
202,000	5.625%, 5/1/2021	210,570
	Northern Tier Energy, LLC
975,000	7.125%, 11/15/2020	1,012,781
	Occidental Petroleum Corporation
448,000	4.100%, 2/15/2047	435,449
	Petrobras Global Finance BV
140,000	8.375%, 5/23/2021	150,850
336,000	8.750%, 5/23/2026	362,460
	Petrobras International Finance Company
224,000	5.750%, 1/20/2020	226,800
	Petroleos Mexicanos
168,000	5.375%, 3/13/2022[g]	172,029
178,500	2.378%, 4/15/2025	178,423
295,000	6.750%, 9/21/2047[g]	278,716
	Phillips 66 Partners, LP
280,000	3.550%, 10/1/2026	270,574
	Pioneer Natural Resources Company
225,000	4.450%, 1/15/2026	238,085
	Regency Energy Partners, LP
670,000	5.000%, 10/1/2022	709,270
	Rice Energy, Inc.
750,000	6.250%, 5/1/2022	770,625
	Rowan Companies, Inc.
95,000	7.375%, 6/15/2025	96,900
	Sabine Pass Liquefaction, LLC
670,000	5.625%, 3/1/2025	716,900
	Schlumberger Holdings Corporation
165,000	3.000%, 12/21/2020[g]	168,359
280,000	4.000%, 12/21/2025[g]	293,043
	Shell International Finance BV
165,000	1.352%, 5/11/2020[h]	165,106
	Suncor Energy, Inc.
270,000	3.600%, 12/1/2024	276,342
	Sunoco Logistics Partners Operations, LP
760,000	4.400%, 4/1/2021	799,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Energy (0.4%) - continued
	Valero Energy Corporation
$560,000	3.400%, 9/15/2026	$535,690
	Weatherford International, Ltd.
680,000	8.250%, 6/15/2023[e]	691,900

	Total	23,665,341

Financials (1.2%)
	ABN AMRO Bank NV
450,000	4.750%, 7/28/2025[g]	455,292
	ACE INA Holdings, Inc.
335,000	4.350%, 11/3/2045	353,136
	AerCap Ireland Capital, Ltd.
220,000	3.750%, 5/15/2019	224,125
224,000	4.625%, 10/30/2020	232,960
925,000	5.000%, 10/1/2021	972,406
224,000	4.625%, 7/1/2022	230,720
	Aetna, Inc.
350,000	2.400%, 6/15/2021	348,103
480,000	2.800%, 6/15/2023	472,273
225,000	3.200%, 6/15/2026	222,257
345,000	4.250%, 6/15/2036	345,358
	Air Lease Corporation
220,000	2.125%, 1/15/2018	220,376
90,000	2.625%, 9/4/2018	90,611
	Ally Financial, Inc.
440,000	3.750%, 11/18/2019	441,883
475,000	4.125%, 3/30/2020	484,500
	American Express Credit Corporation
350,000	1.543%, 3/18/2019[h]	350,668
	American International Group, Inc.
150,000	3.300%, 3/1/2021	153,518
336,000	4.125%, 2/15/2024	349,209
150,000	3.900%, 4/1/2026	152,427
	Aon plc
168,000	3.875%, 12/15/2025	171,010
	Avalonbay Communities, Inc.
500,000	3.500%, 11/15/2025	500,285
	Banco Santander Chile
435,000	1.776%, 4/11/2017[g,h]	434,478
	Bank of America Corporation
448,000	8.000%, 1/30/2018[j]	460,320
370,000	2.066%, 3/22/2018[h]	372,490
295,000	1.716%, 4/1/2019[h]	296,388
350,000	2.625%, 10/19/2020	349,931
595,000	3.300%, 1/11/2023	596,396
448,000	4.000%, 4/1/2024	461,511
450,000	4.000%, 1/22/2025	450,004
336,000	3.500%, 4/19/2026	331,047
561,000	5.875%, 2/7/2042	676,859
	Bank of New York Mellon Corporation
560,000	2.500%, 4/15/2021	560,145
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
145,000	2.850%, 9/8/2021[g]	144,890
	Barclays Bank plc
112,000	10.179%, 6/12/2021[g]	138,962
	Barclays plc
264,000	2.750%, 11/8/2019	263,303
448,000	3.650%, 3/16/2025	433,136
	BB&T Corporation
150,000	1.595%, 1/15/2020[h]	150,515
	Berkshire Hathaway, Inc.
280,000	2.750%, 3/15/2023	278,661
	BPCE SA
258,000	5.700%, 10/22/2023[g]	271,231
	Caisse Centrale Desjardins du Quebec
210,000	1.552%, 1/29/2018[g,h]	209,786
	Capital One Financial Corporation
235,000	2.450%, 4/24/2019	236,398
	Centene Escrow Corporation
900,000	5.625%, 2/15/2021	946,260
	Cigna Corporation
215,000	5.375%, 2/15/2042	239,092
	CIT Group, Inc.
905,000	5.000%, 8/15/2022	943,462
	Citigroup, Inc.
245,000	1.642%, 4/8/2019[h]	245,298
450,000	2.700%, 3/30/2021	448,588
244,000	4.050%, 7/30/2022	252,268
685,000	4.400%, 6/10/2025	699,893
448,000	3.200%, 10/21/2026	427,739
336,000	4.125%, 7/25/2028	331,358
177,000	4.650%, 7/30/2045[e]	186,195
	Citizens Bank NA
625,000	2.300%, 12/3/2018	628,079
	CoBank ACB
120,000	1.563%, 6/15/2022[h]	114,776
	Compass Bank
30,000	2.750%, 9/29/2019	29,823
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
228,000	3.950%, 11/9/2022	234,287
	Credit Agricole SA
290,000	1.680%, 4/15/2019[g,h]	291,259
	Credit Suisse AG
231,000	5.400%, 1/14/2020	247,516
	Credit Suisse Group Funding, Ltd.
672,000	2.750%, 3/26/2020	665,730
448,000	3.750%, 3/26/2025	440,627
	Deutsche Bank AG
675,000	3.375%, 5/12/2021	667,601
	Digital Realty Trust LP
280,000	3.400%, 10/1/2020	284,611
	Discover Bank
510,000	8.700%, 11/18/2019	578,789
	Discover Financial Services
188,000	6.450%, 6/12/2017	191,850
	DRB Prime Student Loan Trust
631,719	2.492%, 10/27/2031, Series 2015-B, Class A1*,h	642,957
	Duke Realty, LP
88,000	3.875%, 2/15/2021	91,639
264,000	4.375%, 6/15/2022	281,067
	ERP Operating, LP
90,000	3.375%, 6/1/2025	89,236
	European Investment Bank
445,000	1.875%, 3/15/2019	447,868
	Fifth Third Bancorp
286,000	5.450%, 1/15/2017	286,393
148,000	2.875%, 7/27/2020	149,628
145,000	2.875%, 10/1/2021	146,589
	GE Capital International Funding Company
919,000	4.418%, 11/15/2035	961,487
	Genworth Financial, Inc.
168,000	7.700%, 6/15/2020	162,490
	Goldman Sachs Group, Inc.
390,000	2.087%, 4/30/2018[h]	393,397
205,000	2.006%, 11/15/2018[h]	206,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Financials (1.2%) - continued
$909,000	5.375%, 3/15/2020	$985,630
210,000	2.042%, 4/23/2020[h]	212,007
896,000	5.250%, 7/27/2021	981,150
560,000	2.350%, 11/15/2021	543,544
224,000	3.500%, 1/23/2025	220,740
390,000	4.750%, 10/21/2045	410,392
	Hartford Financial Services Group, Inc.
544,000	5.125%, 4/15/2022	602,795
	HBOS plc
558,000	6.750%, 5/21/2018[g]	588,270
	HCP, Inc.
705,000	4.000%, 12/1/2022	724,944
176,000	3.400%, 2/1/2025	168,187
	HSBC Bank plc
495,000	1.546%, 5/15/2018[g,h]	495,167
	HSBC Holdings plc
450,000	3.400%, 3/8/2021	457,217
450,000	6.875%, 6/1/2021[j]	474,750
350,000	2.650%, 1/5/2022	342,137
350,000	3.600%, 5/25/2023	351,646
425,000	3.900%, 5/25/2026	427,292
	Huntington Bancshares, Inc.
66,000	2.600%, 8/2/2018	66,632
	Huntington National Bank
250,000	2.200%, 11/6/2018	250,660
	Icahn Enterprises, LP
475,000	6.000%, 8/1/2020	485,094
	ING Capital Funding Trust III
265,000	4.438%, 3/31/2017[h,j]	263,675
	Intesa Sanpaolo SPA
450,000	5.250%, 1/12/2024	472,922
	J.P. Morgan Chase & Company
582,000	7.900%, 4/30/2018[j]	602,661
326,000	6.300%, 4/23/2019	356,095
165,000	2.250%, 1/23/2020	164,508
265,000	2.295%, 8/15/2021	259,849
560,000	4.500%, 1/24/2022	603,336
336,000	3.200%, 1/25/2023	339,400
575,000	2.700%, 5/18/2023	561,947
245,000	2.112%, 10/24/2023[h]	249,892
352,000	3.625%, 5/13/2024	357,630
690,000	3.125%, 1/23/2025	673,646
360,000	3.300%, 4/1/2026	353,210
	KeyBank NA
365,000	2.350%, 3/8/2019	366,959
	KeyCorp
300,000	2.900%, 9/15/2020	303,329
	Kookmin Bank
375,000	1.625%, 8/1/2019[g]	369,371
	Liberty Mutual Group, Inc.
445,000	4.950%, 5/1/2022[g]	485,058
	Liberty Property, LP
618,000	3.750%, 4/1/2025	620,451
	Lincoln National Corporation
220,000	8.750%, 7/1/2019	253,025
336,000	7.000%, 6/15/2040	423,546
	Lloyds Bank plc
235,000	1.490%, 3/16/2018[h]	235,319
	Merrill Lynch & Company, Inc.
675,000	6.400%, 8/28/2017	695,677
	MetLife, Inc.
355,000	4.050%, 3/1/2045	339,733
	Mitsubishi UFJ Financial Group, Inc.
370,000	2.190%, 9/13/2021	359,471
	Mizuho Bank, Ltd.
282,000	1.850%, 3/21/2018[g]	281,472
	Morgan Stanley
1,018,000	6.625%, 4/1/2018	1,076,421
260,000	2.162%, 4/25/2018[h]	262,721
210,000	2.026%, 1/27/2020[h]	211,858
224,000	5.550%, 7/15/2020[e,j]	226,520
280,000	2.500%, 4/21/2021	276,716
560,000	2.625%, 11/17/2021	552,722
155,000	4.875%, 11/1/2022	165,939
275,000	4.000%, 7/23/2025	281,508
540,000	4.350%, 9/8/2026	550,224
	MPT Operating Partnership, LP
725,000	6.375%, 3/1/2024	758,531
	Nasdaq, Inc.
295,000	3.850%, 6/30/2026	292,632
	National City Corporation
288,000	6.875%, 5/15/2019	316,873
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	146,333
	Quicken Loans, Inc.
980,000	5.750%, 5/1/2025[g]	953,050
	Realty Income Corporation
58,000	2.000%, 1/31/2018	58,157
	Regions Bank
250,000	7.500%, 5/15/2018	267,794
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	250,777
336,000	3.200%, 2/8/2021	340,482
	Reinsurance Group of America, Inc.
105,000	5.625%, 3/15/2017	105,853
252,000	5.000%, 6/1/2021	272,093
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[g]	231,431
	Royal Bank of Scotland Group plc
250,000	8.625%, 8/15/2021[j]	255,000
300,000	3.875%, 9/12/2023	287,756
	Santander Holdings USA, Inc.
295,000	3.450%, 8/27/2018	299,416
	Santander UK Group Holdings plc
380,000	2.875%, 10/16/2020	376,577
	Santander UK plc
132,000	3.050%, 8/23/2018	134,061
	Simon Property Group, LP
150,000	2.500%, 9/1/2020	151,020
400,000	2.750%, 2/1/2023	394,022
448,000	4.250%, 11/30/2046	439,438
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[g]	365,937
	Standard Chartered plc
375,000	2.100%, 8/19/2019[g]	370,548
	State Street Corporation
233,000	1.809%, 8/18/2020[h]	236,116
	Sumitomo Mitsui Banking Corporation
250,000	1.460%, 1/16/2018[h]	250,313
	Sumitomo Mitsui Financial Group, Inc.
336,000	3.010%, 10/19/2026	321,047
	Svenska Handelsbanken AB
330,000	1.483%, 6/17/2019[h]	330,241
	Synchrony Financial
140,000	2.111%, 2/3/2020[h]	138,416
155,000	3.750%, 8/15/2021	159,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Financials (1.2%) - continued
$625,000	4.250%, 8/15/2024	$635,488
	Toronto-Dominion Bank
165,000	1.889%, 12/14/2020[h]	166,940
	UBS Group Funding Jersey, Ltd.
560,000	2.950%, 9/24/2020[g]	559,828
336,000	4.125%, 9/24/2025[g]	342,018
	UnitedHealth Group, Inc.
100,000	3.350%, 7/15/2022	102,920
1,010,000	4.625%, 7/15/2035	1,099,209
	USB Realty Corporation
140,000	2.027%, 1/15/2022[g,h,j]	123,200
	Voya Financial, Inc.
344,000	2.900%, 2/15/2018	348,219
	Wells Fargo & Company
210,000	1.567%, 1/30/2020[h]	209,897
450,000	2.550%, 12/7/2020	450,157
448,000	3.450%, 2/13/2023	449,163
350,000	3.000%, 2/19/2025	335,787
450,000	3.000%, 4/22/2026	428,799
450,000	3.000%, 10/23/2026	427,849
430,000	4.900%, 11/17/2045	440,811
	Welltower, Inc.
58,000	2.250%, 3/15/2018	58,240
185,000	3.750%, 3/15/2023	188,537
165,000	4.000%, 6/1/2025	168,415

	Total	64,265,998

Foreign Government (<0.1%)
	Argentina Government International Bond
335,000	7.500%, 4/22/2026[g]	351,750
	Brazil Government International Bond
590,000	7.125%, 1/20/2037	615,075
	Export-Import Bank of Korea
205,000	2.250%, 1/21/2020	203,790
	Indonesia Government International Bond
735,000	5.250%, 1/8/2047[g]	732,885
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[g]	331,970
	Mexico Government International Bond
300,000	4.125%, 1/21/2026	297,600
300,000	4.350%, 1/15/2047	257,250

	Total	2,790,320

Mortgage-Backed Securities (5.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
18,800,000	3.000%, 1/1/2032[c]	19,283,160
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,300,000	4.000%, 1/1/2047[c]	12,912,540
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
24,525,000	2.500%, 1/1/2032[c]	24,551,977
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,692,962	1.740%, 7/1/2043[h]	1,739,880
371,442	2.043%, 7/1/2043[h]	382,521
381,124	2.088%, 8/1/2043[h]	392,573
50,200,000	3.000%, 1/1/2047[c]	49,833,540
105,575,000	3.500%, 1/1/2047[c]	108,140,473
65,000,000	4.000%, 1/1/2047[c]	68,302,000
24,139,000	4.500%, 1/1/2047[c]	25,954,253

	Total	311,492,917

Technology (0.2%)
	Amphenol Corporation
188,000	2.550%, 1/30/2019	190,191
	Apple, Inc.
165,000	1.202%, 5/6/2020[h]	164,864
784,000	3.200%, 5/13/2025	786,207
336,000	4.650%, 2/23/2046	362,098
	Avnet, Inc.
335,000	3.750%, 12/1/2021	336,754
	Cisco Systems, Inc.
220,000	1.431%, 3/1/2019[h]	221,256
	CommScope Technologies Finance, LLC
650,000	6.000%, 6/15/2025[g]	689,000
	Diamond 1 Finance Corporation
280,000	3.480%, 6/1/2019[g]	285,753
220,000	5.450%, 6/15/2023[g]	233,124
168,000	6.020%, 6/15/2026[g]	181,758
336,000	8.100%, 7/15/2036[g]	399,183
224,000	8.350%, 7/15/2046[g]	275,385
	Equinix, Inc.
700,000	5.750%, 1/1/2025	731,500
	Fidelity National Information Services, Inc.
400,000	2.850%, 10/15/2018	406,880
338,000	3.625%, 10/15/2020	349,662
	First Data Corporation
450,000	5.375%, 8/15/2023[g]	466,875
	Hewlett Packard Enterprise Company
280,000	2.450%, 10/5/2017	281,542
140,000	2.850%, 10/5/2018	141,327
140,000	4.400%, 10/15/2022	145,637
	Intel Corporation
85,000	3.100%, 7/29/2022	87,312
180,000	3.700%, 7/29/2025	189,608
504,000	4.100%, 5/19/2046	498,505
	International Business Machines Corporation
448,000	4.700%, 2/19/2046	487,484
	Iron Mountain, Inc.
825,000	6.000%, 8/15/2023	876,563
	Microsoft Corporation
700,000	4.750%, 11/3/2055	759,650
700,000	4.200%, 11/3/2035	735,438
390,000	3.700%, 8/8/2046	366,375
	NXP BV
650,000	3.875%, 9/1/2022[g]	658,125
	Oracle Corporation
150,000	2.500%, 5/15/2022	148,800
448,000	2.400%, 9/15/2023	433,512
460,000	2.950%, 5/15/2025	450,325
	Qualcomm, Inc.
336,000	3.000%, 5/20/2022	340,104
	Sensata Technologies UK Financing Company plc
540,000	6.250%, 2/15/2026[g]	564,300

	Total	13,245,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Transportation (0.1%)
	Air Canada Pass Through Trust
$ 130,427	3.875%, 3/15/2023[g]	$125,862
	American Airlines Pass Through Trust
274,122	3.375%, 5/1/2027	270,010
	Avis Budget Car Rental, LLC
665,000	5.125%, 6/1/2022[g]	651,700
500,000	6.375%, 4/1/2024[e,g]	499,375
	Burlington Northern Santa Fe, LLC
350,000	5.050%, 3/1/2041	396,473
480,000	3.900%, 8/1/2046	468,279
	Continental Airlines, Inc.
136,576	4.150%, 4/11/2024	140,332
	CSX Corporation
448,000	4.250%, 11/1/2066	407,852
115,000	3.700%, 11/1/2023	119,221
	Delta Air Lines, Inc.
62,548	4.950%, 5/23/2019	65,550
	ERAC USA Finance, LLC
67,000	2.800%, 11/1/2018[g]	67,827
	J.B. Hunt Transport Services, Inc.
135,000	3.300%, 8/15/2022	135,393
	Southwest Airlines Company
285,000	2.750%, 11/6/2019	289,894
	Virgin Australia Holdings, Ltd.
66,471	5.000%, 10/23/2023[g]	69,462
	XPO Logistics, Inc.
690,000	6.500%, 6/15/2022[e,g]	724,500

	Total	4,431,730

U.S. Government and Agencies (4.1%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	535,933
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	488,965
	U.S. Treasury Bonds
4,150,000	6.500%, 11/15/2026	5,612,240
2,900,000	5.250%, 11/15/2028	3,685,807
2,050,000	4.375%, 5/15/2040	2,528,193
10,625,000	3.000%, 5/15/2042	10,514,489
14,300,000	3.625%, 2/15/2044	15,816,644
7,534,000	2.500%, 5/15/2046	6,678,673
4,000,000	2.875%, 11/15/2046	3,852,380
	U.S. Treasury Bonds, TIPS
1,753,686	0.125%, 4/15/2019	1,775,500
36,887,972	0.125%, 1/15/2023	36,611,386
102,588	2.375%, 1/15/2025	117,776
30,096,525	0.625%, 1/15/2026	30,356,047
67,101	2.125%, 2/15/2040	83,081
588,357	0.750%, 2/15/2042	556,818
	U.S. Treasury Notes
700,000	0.875%, 1/31/2017[l]	700,279
385,000	1.000%, 11/30/2018[e]	383,688
3,650,000	0.750%, 2/15/2019	3,612,708
3,900,000	1.000%, 10/15/2019	3,856,495
8,415,000	1.500%, 10/31/2019	8,431,426
4,070,000	1.375%, 9/30/2020	4,020,891
1,500,000	1.375%, 5/31/2021	1,468,839
23,030,000	1.125%, 8/31/2021	22,230,398
2,000,000	2.125%, 6/30/2022	2,004,874
1,015,000	1.625%, 8/15/2022	988,771
2,198,000	1.375%, 9/30/2023	2,078,912
24,900,000	1.625%, 10/31/2023	23,925,937
7,435,000	2.250%, 11/15/2024	7,379,565
16,686,000	2.000%, 11/15/2026[e]	16,028,405

	Total	216,325,120

Utilities (0.4%)
	American Electric Power Company, Inc.
718,000	2.950%, 12/15/2022	721,749
	Arizona Public Service Company
180,000	2.200%, 1/15/2020	180,102
	Berkshire Hathaway Energy Company
132,000	2.400%, 2/1/2020	132,278
	Calpine Corporation
670,000	5.375%, 1/15/2023	654,925
	Chesapeake Midstream Partners, LP
560,000	6.125%, 7/15/2022	577,594
	CMS Energy Corporation
336,000	2.950%, 2/15/2027	318,393
	Commonwealth Edison Company
355,000	3.700%, 3/1/2045	333,165
280,000	4.350%, 11/15/2045	291,751
	Consolidated Edison Company of New York, Inc.
168,000	4.500%, 12/1/2045	177,779
	Consolidated Edison, Inc.
224,000	2.000%, 5/15/2021	218,727
	Dominion Resources, Inc.
475,000	2.962%, 7/1/2019	480,689
	DTE Electric Company
265,000	3.700%, 3/15/2045	252,830
360,000	3.700%, 6/1/2046	345,561
	DTE Energy Company
70,000	2.400%, 12/1/2019	70,311
	Duke Energy Corporation
468,000	2.100%, 6/15/2018	469,922
448,000	3.750%, 9/1/2046	402,438
	Duke Energy Indiana, LLC
450,000	3.750%, 5/15/2046	422,350
	Dynegy, Inc.
665,000	7.375%, 11/1/2022	635,075
	Edison International
450,000	2.950%, 3/15/2023	444,710
	Emera U.S. Finance, LP
335,000	2.150%, 6/15/2019[g]	334,305
335,000	4.750%, 6/15/2046[g]	337,171
	Enel Finance International NV
84,000	6.250%, 9/15/2017[g]	86,573
	Energy Transfer Equity, LP
670,000	5.500%, 6/1/2027	653,250
	Eversource Energy
150,000	1.600%, 1/15/2018	149,643
	Exelon Corporation
240,000	5.100%, 6/15/2045	254,639
336,000	4.450%, 4/15/2046	328,261
	Exelon Generation Company, LLC
300,000	5.200%, 10/1/2019	321,381
135,000	2.950%, 1/15/2020	136,537
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	68,666
224,000	5.300%, 7/1/2043	244,587
	Kinder Morgan Energy Partners, LP
340,000	3.500%, 3/1/2021	344,908
	MidAmerican Energy Holdings Company
672,000	6.500%, 9/15/2037	873,369
	Monongahela Power Company
275,000	5.400%, 12/15/2043[g]	320,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (15.8%)	Value
Utilities (0.4%) - continued
	National Rural Utilities Cooperative Finance Corporation
$ 400,000	2.300%, 11/1/2020	$397,300
	NextEra Energy Capital Holdings, Inc.
280,000	2.300%, 4/1/2019	282,022
	NiSource Finance Corporation
615,000	5.650%, 2/1/2045	715,739
	Northern States Power Company
410,000	4.125%, 5/15/2044	416,018
	NRG Energy, Inc.
630,000	6.625%, 3/15/2023	631,575
	Oncor Electric Delivery Company, LLC
258,000	3.750%, 4/1/2045	246,836
	Pacific Gas & Electric Company
336,000	4.250%, 3/15/2046	340,751
	PG&E Corporation
140,000	2.400%, 3/1/2019	140,501
	PPL Capital Funding, Inc.
144,000	3.500%, 12/1/2022	147,106
515,000	5.000%, 3/15/2044	543,605
	Regency Energy Partners, LP
448,000	5.875%, 3/1/2022	492,374
	Sempra Energy
365,000	6.150%, 6/15/2018	386,635
170,000	2.400%, 3/15/2020	169,657
	Southern California Edison Company
100,000	2.400%, 2/1/2022	99,612
	Southern Company
450,000	1.850%, 7/1/2019	448,413
450,000	4.400%, 7/1/2046	444,200
	Southwestern Electric Power Company
180,000	3.900%, 4/1/2045	167,315
	Tesoro Corporation
910,000	4.750%, 12/15/2023[g]	914,550
	Tesoro Logistics, LP
755,000	5.250%, 1/15/2025	771,044
	TransAlta Corporation
336,000	1.900%, 6/3/2017	334,320
	Williams Partners, LP
450,000	5.100%, 9/15/2045	426,926
	Xcel Energy, Inc.
550,000	3.350%, 12/1/2026	549,636

	Total	20,650,604

	Total Long-Term Fixed Income (cost $840,545,662)	841,818,463

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
299	Henkel AG & Company KGaA, 1.470%	35,593

	Total	35,593

Energy (<0.1%)
1,954	Alpha Natural Resources, Inc., 0.000%[d]	39,080
1,954	ANR Holdings, Inc., 0.000%[d]	10,551

	Total	49,631

	Total Preferred Stock (cost $40,059)	85,224

	Collateral Held for Securities Loaned (1.1%)
56,510,060	Thrivent Cash Management Trust	56,510,060

	Total Collateral Held for Securities Loaned (cost $56,510,060)	56,510,060

Shares or Principal Amount	Short-Term Investments (12.7%)[m]
	Federal Home Loan Bank Discount Notes
13,000,000	0.343%, 1/4/2017[n]	12,999,857
2,600,000	0.344%, 1/6/2017[n]	2,599,917
300,000	0.440%, 1/18/2017[n]	299,953
800,000	0.500%, 1/19/2017[n]	799,865
2,500,000	0.383%, 1/20/2017[n]	2,499,552
5,000,000	0.455%, 1/25/2017[n]	4,998,840
300,000	0.365%, 1/27/2017[n]	299,924
3,900,000	0.454%, 2/1/2017[n]	3,898,428
400,000	0.515%, 2/9/2017[n]	399,794
100,000	0.490%, 2/10/2017[n]	99,947
1,100,000	0.500%, 2/17/2017[n]	1,099,313
	Federal National Mortgage Association Discount Notes
3,600,000	0.345%, 1/11/2017[n]	3,599,698
	Thrivent Core Short-Term Reserve Fund
64,077,688	0.910%	640,776,883
	U.S. Treasury Bills
1,300,000	0.412%, 1/26/2017[l]	1,299,650
1,800,000	0.480%, 2/9/2017[l]	1,799,172
	U.S. Treasury Notes
300,000	0.500%, 1/31/2017[l]	300,034

	Total Short-Term Investments (cost $677,769,871)	677,770,827

	Total Investments (cost $5,052,677,086) 106.7%	$5,682,552,300

	Other Assets and Liabilities, Net (6.7%)	(356,863,084)

	Total Net Assets 100.0%	$5,325,689,216

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $65,448,969 or 1.2% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

k	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
l	At December 31, 2016, $1,038,717 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Portfolio as of December 31, 2016 was $33,835,987 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$384,807
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	503,870
Apidos CLO XVIII, 7/22/2026	6/25/2014	374,062
Ares CLO, Ltd., 10/12/2023	5/15/2015	1,275,000
Ares CLO, Ltd., 11/15/2025	11/26/2014	750,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	384,808
Betony CLO, Ltd., 4/15/2027	11/17/2016	350,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	385,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	384,611
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	400,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	333,824
Cent CLO 16, LP, 8/1/2024	9/5/2014	374,055
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	400,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	925,779
Contura Energy, Inc., 8/1/2021	3/28/2016	72,577
Digicel, Ltd., 4/15/2021	8/18/2014	1,244,296
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	641,846
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	1,596,936
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	385,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	244,843
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	1,200,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	400,000
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	721,303
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	349,125
Limerock CLO III, LLC, 10/20/2026	10/16/2014	1,150,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	424,490
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	965,957
Magnetite XII, Ltd., 4/15/2027	11/17/2016	1,200,000
Marlette Funding Trust, 1/17/2023	7/20/2016	514,979
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	1,196,892
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	1,118,266
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	1,472,107
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	300,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	1,200,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	385,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	1,147,125
OZLM VIII, Ltd., 10/17/2026	8/7/2014	382,805
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,951,233
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	900,000
Shackleton, Ltd., 4/15/2027	12/16/2016	1,200,000
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	1,339,712
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	352,425
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	1,141,375
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	196,529
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	807,664
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	384,422

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$18,843,443
Common Stock	36,303,769

Total lending	$55,147,212
Gross amount payable upon return of collateral for securities loaned	$56,510,060

Net amounts due to counterparty	$1,362,848

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$589,825	10.000%, 10/5/2021	$597,446
	Fortescue Metals Group, Ltd., Term Loan
877,455	3.750%, 6/30/2019	879,210
	Ineos US Finance, LLC, Term Loan
3,764,823	3.750%, 12/15/2020	3,780,521
	Tronox Pigments BV, Term Loan
2,969,524	4.500%, 3/19/2020	2,979,413

	Total	8,236,590

Capital Goods (0.1%)
	Accudyne Industries, LLC, Term Loan
1,529,557	4.000%, 12/13/2019	1,443,795
	Advanced Disposal Services, Inc., Term Loan
1,249,694	3.500%, 11/10/2023	1,259,854
	Cortes NP Acquisition Corporation, Term Loan
3,250,000	6.000%, 11/30/2023	3,290,625

	Total	5,994,274

Communications Services (0.5%)
	Altice US Finance I Corporation, Term Loan
1,975,780	3.882%, 1/15/2025	1,995,538
	Beasley Broadcast Group, Inc., Term Loan
1,100,000	7.000%, 11/1/2023	1,100,000
	FairPoint Communications, Inc., Term Loan
2,867,508	7.500%, 2/14/2019	2,891,710
	Grande Communications Networks, LLC, Term Loan
2,518,745	4.500%, 5/29/2020	2,533,857
	Hargray Communications Group, Inc., Term Loan
2,833,174	4.750%, 6/26/2019	2,863,857
	Integra Telecom Holdings, Inc., Term Loan
1,842,324	5.250%, 8/14/2020	1,845,549
890,900	9.750%, 2/12/2021	889,234
	Intelsat Jackson Holdings SA, Term Loan
919,236	3.750%, 6/30/2019	887,541
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
4,380,000	4.500%, 1/7/2022	4,344,434
1,000,000	7.750%, 7/7/2023	965,000
	LTS Buyer, LLC, Term Loan
2,945,718	4.248%, 4/13/2020	2,959,533
	NEP Broadcasting, LLC, Term Loan
242,857	10.000%, 7/22/2020	243,768
	NEP/NCP Holdco, Inc., Term Loan
3,842,987	4.250%, 1/22/2020	3,852,595
	Syniverse Holdings, Inc., Term Loan
2,434,006	4.000%, 4/23/2019	2,120,019
	TNS, Inc., Term Loan
2,517,534	5.000%, 2/14/2020	2,538,782
	Univision Communications, Inc., Term Loan
3,438,853	4.000%, 3/1/2020	3,456,047
	Virgin Media Bristol, LLC, Term Loan
2,025,000	3.486%, 1/31/2025	2,032,857
	WideOpenWest Finance, LLC, Term Loan
2,418,938	4.500%, 8/18/2023	2,442,691
	Yankee Cable Acquisition, LLC, Term Loan
2,234,143	4.250%, 3/1/2020	2,235,082
	Zayo Group, LLC, Term Loan
4,167,381	3.750%, 5/6/2021	4,209,638

	Total	46,407,732

Consumer Cyclical (0.3%)
	Amaya BV, Term Loan
5,139,228	5.000%, 8/1/2021	5,154,954
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,754,092	3.510%, 8/13/2021	1,764,423
	Cengage Learning Acquisitions, Term Loan
1,631,800	5.250%, 6/7/2023	1,585,147
	Ceridian HCM Holding, Inc., Term Loan
1,631,036	4.500%, 9/15/2020	1,618,118
	Four Seasons Holdings, Inc., Term Loan
1,505,000	3.750%, 11/30/2023	1,520,678
	Golden Nugget, Inc., Term Loan
1,102,710	4.500%, 11/21/2019	1,113,737
	Golden Nugget, Inc., Term Loan Delayed Draw
472,590	4.500%, 11/21/2019	477,316
	IMG Worldwide, Inc., Term Loan
2,876,354	5.250%, 5/6/2021	2,903,335
1,480,000	8.250%, 5/6/2022	1,498,500
	Mohegan Tribal Gaming Authority, Term Loan
1,970,063	5.500%, 10/13/2023	1,983,616
	Scientific Games International, Inc., Term Loan
4,469,050	6.000%, 10/18/2020	4,525,852
4,551,570	6.000%, 10/1/2021	4,605,643

	Total	28,751,319

Consumer Non-Cyclical (0.2%)
	Albertson’s, LLC, Term Loan
1,146,165	0.000%, 12/21/2022[b,c]	1,160,492
2,078,835	0.000%, 6/22/2023[b,c]	2,103,947
	JBS USA, LLC, Term Loan
915,750	4.000%, 10/30/2022	923,378
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,810,875	5.000%, 5/4/2022	2,811,325
	Ortho-Clinical Diagnostics, Inc., Term Loan
4,062,352	4.750%, 6/30/2021	4,023,191
	PetSmart, Inc., Term Loan
947,595	4.000%, 3/11/2022	949,964
	Sterigenics-Nordion Holdings, LLC, Term Loan
903,562	4.250%, 5/16/2022	906,391
	Valeant Pharmaceuticals International, Inc., Term Loan
5,917,801	5.500%, 4/1/2022	5,918,925

	Total	18,797,613

Energy (0.2%)
	Energy Solutions, LLC, Term Loan
2,066,894	6.750%, 5/29/2020	2,079,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.8%)[a]	Value
Energy (0.2%) - continued
	Expro Holdings UK 2, Ltd., Term Loan
$2,526,652	5.750%, 9/2/2021	$2,130,801
	Fieldwood Energy, LLC, Term Loan
2,052,773	3.875%, 10/1/2018	1,929,607
	Houston Fuel Oil Terminal, LLC, Term Loan
3,002,657	4.250%, 8/19/2021	2,980,138
	McJunkin Red Man Corporation, Term Loan
1,139,691	5.000%, 11/8/2019	1,143,965
	MEG Energy Corporation, Term Loan
1,438,647	3.750%, 3/31/2020	1,395,488
	Pacific Drilling SA, Term Loan
2,340,125	4.500%, 6/3/2018	821,384
	Targa Resources Partners, LP, Term Loan
1,029,768	5.750%, 2/27/2022	1,034,916
	Western Refining, Inc., Term Loan
1,050,450	5.500%, 6/23/2023	1,055,702

	Total	14,571,813

Financials (0.1%)
	DJO Finance, LLC, Term Loan
1,436,813	4.250%, 6/7/2020	1,377,098
	Harland Clarke Holdings Corporation, Term Loan
1,297,362	7.000%, 5/22/2018	1,297,765
1,306,250	7.000%, 12/31/2019	1,311,148
	MoneyGram International, Inc., Term Loan
2,983,997	4.250%, 3/27/2020	2,944,221
	Sable International Finance, Ltd., Term Loan
2,285,000	5.748%, 1/3/2023[b,c]	2,312,146
	WaveDivision Holdings, LLC, Term Loan
3,513,729	4.000%, 10/15/2019	3,532,176

	Total	12,774,554

Technology (0.2%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
2,355,599	3.704%, 2/1/2023	2,387,988
	First Data Corporation, Term Loan
2,460,325	3.756%, 3/24/2021	2,488,004
1,890,628	3.756%, 7/8/2022	1,909,932
	Micron Technologies, Inc., Term Loan
721,375	4.520%, 4/26/2022	731,654
	Rackspace Hosting, LLC, Term Loan
2,035,000	4.500%, 12/20/2023[b,c]	2,059,583
	Western Digital Corporation, Term Loan
3,358,125	4.520%, 4/29/2023	3,409,538
	Xerox Business Services, LLC, Term Loan
1,910,000	6.250%, 12/7/2023[b,c]	1,931,487

	Total	14,918,186

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
3,154,327	5.250%, 8/5/2019	3,071,526
	XPO Logistics, Inc., Term Loan
1,810,177	4.250%, 11/1/2021	1,832,243

	Total	4,903,769

Utilities (0.1%)
	Calpine Corporation, Term Loan
3,000,000	0.000%, 1/15/2024[b,c]	3,011,250
	Intergen NV, Term Loan
1,142,826	5.500%, 6/12/2020	1,106,632
	Talen Energy Supply, LLC, Term Loan
846,435	6.000%, 12/6/2023	857,016
	Vistra Operations Company, LLC, Term Loan
2,000,000	0.000%, 8/4/2023[b,c]	2,025,000

	Total	6,999,898

	Total Bank Loans (cost $163,218,799)	162,355,748

Shares	Common Stock (33.0%)
Consumer Discretionary (4.4%)
96,611	Aaron’s, Inc.	3,090,586
38,010	Abercrombie & Fitch Company	456,120
73,982	Amazon.com, Inc.[d]	55,476,882
24,000	American Axle & Manufacturing Holdings, Inc.[d]	463,200
34,204	American Public Education, Inc.[d]	839,708
295,180	Aramark	10,543,830
18,670	Armstrong Flooring, Inc.[d]	371,720
22,180	Ascent Capital Group, Inc.[d]	360,647
19,110	AutoZone, Inc.[d]	15,092,887
90,870	Barnes & Noble, Inc.	1,013,200
44,300	Beazer Homes USA, Inc.[d]	589,190
5,210	Bed Bath & Beyond, Inc.	211,734
16,918	Berkeley Group Holdings plc	584,839
23,190	Big 5 Sporting Goods Corporation	402,346
31,490	Bloomin’ Brands, Inc.	567,765
84,750	BorgWarner, Inc.	3,342,540
34,550	Boyd Gaming Corporation[d]	696,873
2,600	Brembo SPA	157,288
24,100	Bridgestone Corporation	867,137
127,055	Brunswick Corporation	6,929,580
15,698	Bunzl plc	407,543
46,656	Burlington Stores, Inc.[d]	3,954,096
40,530	Caleres, Inc.	1,330,195
76,320	Callaway Golf Company	836,467
3,900	Canon Marketing Japan, Inc.	65,486
81,240	Carter’s, Inc.	7,018,324
16,153	Cedar Fair, LP	1,037,023
43,360	Cheesecake Factory, Inc.	2,596,397
3,670	Chipotle Mexican Grill, Inc.[d]	1,384,764
12,940	Chuy’s Holdings, Inc.[d]	419,903
30,850	Cinemark Holdings, Inc.	1,183,406
21,840	ClubCorp Holdings, Inc.	313,404
9,350	Columbia Sportswear Company	545,105
512,664	Comcast Corporation	35,399,449
80,014	Core-Mark Holding Company, Inc.	3,446,203
53,440	CSS Industries, Inc.	1,446,621
63,013	Culp, Inc.	2,340,933
7,530	D.R. Horton, Inc.	205,795
93,980	Dana, Inc.	1,783,740
8,050	Deckers Outdoor Corporation[d]	445,889
138,838	Delphi Automotive plc	9,350,739
24,500	Denso Corporation	1,059,784
16,080	DeVry Education Group, Inc.	501,696
14,032	Discovery Communications, Inc., Class Ad	384,617
11,100	Discovery Communications, Inc., Class Cd	297,258
69,790	DISH Network Corporation[d]	4,042,935
20,350	Dollar General Corporation	1,507,324

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Consumer Discretionary (4.4%) - continued
107,263	Dollar Tree, Inc.[d]	$8,278,558
9,630	Domino’s Pizza, Inc.	1,533,481
74,070	DSW, Inc.	1,677,685
96,836	Duluth Holdings, Inc.[d,e]	2,459,634
39,040	Etsy, Inc.[d]	459,891
24,800	Eutelsat Communications	479,575
26,747	Expedia, Inc.	3,029,900
45,620	Finish Line, Inc.	858,112
25,200	Fuji Heavy Industries, Ltd.	1,026,759
55,190	Gentex Corporation	1,086,691
41,515	G-III Apparel Group, Ltd.[d]	1,227,183
159,120	GNC Holdings, Inc.[e]	1,756,685
6,100	Hakuhodo Dy Holdings, Inc.	75,110
197,758	Harley-Davidson, Inc.	11,537,202
72,601	Haverty Furniture Companies, Inc.	1,720,644
159,590	Home Depot, Inc.	21,397,827
63,000	Honda Motor Company, Ltd.	1,839,305
51,870	Houghton Mifflin Harcourt Company[d]	562,790
8,120	HSN, Inc.	278,516
11,000	Hyatt Hotels Corporation[d]	607,860
10,910	ILG, Inc.	198,235
34,500	Inchcape plc	298,149
5,970	International Speedway Corporation	219,696
4,301	Intertek Group plc	184,334
2,040	Jack in the Box, Inc.	227,746
3,860	John Wiley and Sons, Inc.	210,370
67,289	Kate Spade & Company[d]	1,256,286
25,728	L Brands, Inc.	1,693,932
36,540	La-Z-Boy, Inc.	1,134,567
142,950	Liberty Interactive Corporation[d]	2,856,141
2,062	Linamar Corporation	88,598
22,880	Lithia Motors, Inc.	2,215,470
13,380	Live Nation Entertainment, Inc.[d]	355,908
92,580	LKQ Corporation[d]	2,837,577
160,760	Lowe’s Companies, Inc.	11,433,251
2,355	LVMH Moet Hennessy Louis Vuitton SE	449,033
15,270	M/I Homes, Inc.[d]	384,499
4,650	Meredith Corporation	275,047
2,160	Mohawk Industries, Inc.[d]	431,309
7,070	Monro Muffler Brake, Inc.	404,404
3,260	Murphy USA, Inc.[d]	200,392
54,510	Nautilus, Inc.[d]	1,008,435
41,362	New Media Investment Group, Inc.	661,378
150,380	Newell Brands, Inc.	6,714,467
63,880	News Corporation, Class A	732,065
20,860	News Corporation, Class B	246,148
1,900	Nifco, Inc.	100,110
2,081	Nokian Renkaat Oyj	77,367
47,272	Nord Anglia Education, Inc.[d,e]	1,101,438
39,740	Norwegian Cruise Line Holdings, Ltd.[d]	1,690,142
196,367	Nutrisystem, Inc.	6,804,117
10,251	O’Reilly Automotive, Inc.[d]	2,853,981
67,061	Oxford Industries, Inc.	4,032,378
11,600	Panasonic Corporation	117,649
33,370	Papa John’s International, Inc.	2,855,805
62,113	Papa Murphy’s Holdings, Inc.[d,e]	262,117
27,460	Persimmon plc	599,116
103,480	Pinnacle Entertainment, Inc.[d]	1,500,460
3,866	Publicis Groupe SA	266,386
51,438	PVH Corporation	4,641,765
16,502	Ralph Lauren Corporation	1,490,461
3,280	Restaurant Brands International, Inc.	156,325
15,225	Restoration Hardware Holdings, Inc.[d,e]	467,408
31,320	Retailmenot, Inc.[d]	291,276
122,328	Ross Stores, Inc.	8,024,717
1,300	RTL Group SA	95,242
62,290	Ruth’s Hospitality Group, Inc.	1,139,907
26,160	Sally Beauty Holdings, Inc.[d]	691,147
126,354	Scripps Networks Interactive, Inc.	9,017,885
4,700	Sekisui Chemical Company, Ltd.	74,817
10,780	Select Comfort Corporation[d]	243,844
21,740	Signet Jewelers, Ltd.[e]	2,049,212
49,363	Sportsman’s Warehouse Holdings, Inc.[d]	463,519
6,700	Standard Motor Products, Inc.	356,574
185,830	Starbucks Corporation	10,317,282
91,484	Stein Mart, Inc.	501,332
16,870	Steven Madden, Ltd.[d]	603,102
23,800	Sumitomo Forestry Company, Ltd.	314,334
18,100	Sumitomo Rubber Industries, Ltd.	286,385
1,200	Swatch Group AG	73,234
4,730	Target Corporation	341,648
128,720	Tegna, Inc.	2,753,321
42,400	Tempur Sealy International, Inc.[d,e]	2,895,072
16,945	Tenneco, Inc.[d]	1,058,554
141,833	Time, Inc.	2,531,719
82,500	TJX Companies, Inc.	6,198,225
170,804	Toll Brothers, Inc.[d]	5,294,924
120,093	Tower International, Inc.	3,404,637
108,977	Tuesday Morning Corporation[d]	588,476
43,530	Tupperware Brands Corporation	2,290,549
6,962	Ulta Salon Cosmetics & Fragrance, Inc.[d]	1,774,892
21,693	Under Armour, Inc., Class Ad,e	630,182
21,842	Under Armour, Inc., Class Cd	549,763
15,409	Vail Resorts, Inc.	2,485,626
453	Valora Holding AG	128,675
67,760	Vera Bradley, Inc.[d]	794,147
31,762	VF Corporation	1,694,503
9,010	Visteon Corporation	723,863
9,800	Vitamin Shoppe, Inc.[d]	232,750
165,730	Walt Disney Company	17,272,381
19,050	Whirlpool Corporation	3,462,718
3,400	Whitbread plc	158,163
73,920	Wingstop, Inc.[e]	2,187,293
19,720	Wolters Kluwer NV	713,258
24,740	Wolverine World Wide, Inc.	543,043
16,000	WPP plc	356,057
8,270	Wyndham Worldwide Corporation	631,580
8,500	Yokohama Rubber Company, Ltd.	151,940
38,070	Yum! Brands, Inc.	2,410,973
44,940	Zoe’s Kitchen, Inc.[d,e]	1,078,111

	Total	412,871,890

Consumer Staples (1.1%)
54,164	AdvancePierre Foods Holdings, Inc.	1,613,004
13,200	Axfood AB	207,280
22,310	Brown-Forman Corporation	1,002,165
4,234	Casey’s General Stores, Inc.	503,338
55,944	Coca-Cola Amatil, Ltd.	407,999
187,260	Coca-Cola Company	7,763,799
23,041	Coca-Cola HBC AG	501,727
257,680	CVS Health Corporation	20,333,529
12,970	Dr Pepper Snapple Group, Inc.	1,175,990
7,509	e.l.f. Beauty, Inc.[d,e]	217,310
4,800	Ebro Foods SA	100,456
43,640	Estee Lauder Companies, Inc.	3,338,024
41,990	Flowers Foods, Inc.[e]	838,540
82,290	Hain Celestial Group, Inc.[d]	3,211,779
2,569	Henkel AG & Company KGaA	267,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Consumer Staples (1.1%) - continued
35,143	Imperial Brands plc	$1,531,560
31,220	Ingredion, Inc.	3,901,251
5,995	J & J Snack Foods Corporation	799,913
4,600	Jeronimo Martins SGPS SA	71,344
1,900	Kesko Oyj	94,821
10,600	Kewpie Corporation	257,090
31,930	Kimberly-Clark Corporation	3,643,851
6,300	Kirin Holdings Company, Ltd.	102,257
82,621	Koninklijke Ahold Delhaize NV	1,740,252
1,900	Lancaster Colony Corporation	268,641
15	Lindt & Spruengli AG	77,617
7,890	Mondelez International, Inc.	349,764
96,840	Monster Beverage Corporation[d]	4,293,886
7,100	Nestle SA	508,627
23,590	PepsiCo, Inc.	2,468,222
184,820	Pinnacle Foods, Inc.	9,878,629
33,500	Procter & Gamble Company	2,816,680
95,303	SpartanNash Company	3,768,281
5,700	Suedzucker AG	135,869
17,570	Sysco Corporation	972,851
22,650	Tate & Lyle plc	197,116
37,108	United Natural Foods, Inc.[d]	1,770,794
196,620	Walgreens Boots Alliance, Inc.	16,272,271
53,601	Wal-Mart Stores, Inc.	3,704,901
40,460	WhiteWave Foods Company[d]	2,249,576
11,350	Whole Foods Market, Inc.	349,126
43,245	William Morrison Supermarkets plc	122,829

	Total	103,830,324

Energy (3.2%)
12,870	Anadarko Petroleum Corporation	897,425
10,640	Arch Coal, Inc.[d,e]	830,452
261,592	Archrock, Inc.	3,453,014
92,309	Atwood Oceanics, Inc.[e]	1,212,017
97,820	Baker Hughes, Inc.	6,355,365
533,262	BP plc	3,340,069
60,289	Bristow Group, Inc.	1,234,719
63,983	Callon Petroleum Company[d]	983,419
178,450	Canadian Natural Resources, Ltd.	5,688,986
261,050	Chevron Corporation	30,725,585
34,920	Cimarex Energy Company	4,745,628
232,790	Clean Energy Fuels Corporation[d]	665,779
67,652	Concho Resources, Inc.[d]	8,970,655
144,450	ConocoPhillips	7,242,723
43,450	Continental Resources, Inc.[d]	2,239,413
34,039	Contura Energy, Inc.[d,e]	2,416,769
11,540	Crescent Point Energy Corporation	156,858
89,510	Delek US Holdings, Inc.	2,154,506
146,170	Devon Energy Corporation	6,675,584
30,510	Diamond Offshore Drilling, Inc.[d,e]	540,027
276,867	Ensco plc	2,691,147
94,470	EOG Resources, Inc.	9,550,917
52,290	EP Energy Corporation[d,e]	342,500
237,551	EQT Corporation	15,535,835
133,180	Exxon Mobil Corporation	12,020,827
53,130	Frank’s International NV	654,030
15,500	Galp Energia SGPS SA	231,078
54,700	Green Plains, Inc.	1,523,395
8,050	Gulfport Energy Corporation[d]	174,202
287,800	Halliburton Company	15,567,102
62,070	Helix Energy Solutions Group, Inc.[d]	547,457
49,497	HollyFrontier Corporation	1,621,522
113,330	Hornbeck Offshore Services, Inc.[d,e]	818,243
15,757	John Wood Group plc	170,152
16,880	Kinder Morgan, Inc.	349,585
704,671	Marathon Oil Corporation	12,197,855
11,430	Murphy Oil Corporation	355,816
527,930	Nabors Industries, Ltd.	8,658,052
9,620	Noble Energy, Inc.	366,137
116,840	Oasis Petroleum, Inc.[d]	1,768,958
11,980	Oceaneering International, Inc.	337,956
69,415	Oil States International, Inc.[d]	2,707,185
21,088	OMV AG	743,432
152,868	Parsley Energy, Inc.[d]	5,387,068
169,545	Patterson-UTI Energy, Inc.	4,564,151
34,960	PBF Energy, Inc.[e]	974,685
22,415	Petrofac, Ltd.	239,878
9,290	Phillips 66	802,749
198,592	Pioneer Energy Services Corporation[d]	1,360,355
94,360	Pioneer Natural Resources Company	16,991,405
69,830	Range Resources Corporation	2,399,359
242,110	Rowan Companies plc[d]	4,573,458
18,135	Royal Dutch Shell plc	494,645
105,121	Royal Dutch Shell plc ADR	5,716,480
4,549	Royal Dutch Shell plc, Class A	125,569
42,207	Royal Dutch Shell plc, Class B	1,212,695
94,405	RPC, Inc.[e]	1,870,163
129,345	Schlumberger, Ltd.	10,858,513
25,200	SemGroup Corporation	1,052,100
14,087	SM Energy Company	485,720
17,407	Statoil ASA	317,707
288,190	Suncor Energy, Inc. ADR	9,420,931
10,030	Superior Energy Services, Inc.	169,306
1,682	Tecnicas Reunidas SA	68,789
67,970	Teekay Corporation	545,799
159,172	Teekay Tankers, Ltd.	359,729
91,845	Tesco Corporation[d]	757,721
29,310	Tesoro Corporation	2,563,160
271,180	TETRA Technologies, Inc.[d]	1,361,324
17,624	Total SA	903,975
17,624	Total SA Rights[d,f]	301
110,824	U.S. Silica Holdings, Inc.	6,281,504
185,140	Valero Energy Corporation	12,648,765
5,693	Vantage Drilling International[d]	574,993
1,266,710	Weatherford International plc[d]	6,320,883
834,365	WPX Energy, Inc.[d]	12,156,698

	Total	293,022,954

Financials (5.3%)
112,257	Aberdeen Asset Management plc	354,935
50,251	Affiliated Managers Group, Inc.[d]	7,301,470
24,840	Allied World Assurance Company Holdings AG	1,334,156
18,170	American Financial Group, Inc.	1,601,140
73,430	American International Group, Inc.	4,795,713
68,350	Ameris Bancorp	2,980,060
14,220	AMERISAFE, Inc.	886,617
22,676	Argo Group International Holdings, Ltd.	1,494,348
92,560	Aspen Insurance Holdings, Ltd.	5,090,800
27,070	Associated Banc-Corp	668,629
190,750	Assured Guaranty, Ltd.	7,204,628
23,422	ASX, Ltd.	839,097
38,910	Australia & New Zealand Banking Group, Ltd.	851,787
80,500	BancorpSouth, Inc.	2,499,525
1,492,740	Bank of America Corporation	32,989,554
46,007	Bank of East Asia, Ltd.[e]	175,637
2,063	Bank of Montreal	148,381
49,900	Bank of New York Mellon Corporation	2,364,262
29,779	Bank of Nova Scotia	1,658,122
47,585	Bank of the Ozarks, Inc.	2,502,495
34,220	BankFinancial Corporation	507,140
7,220	Banner Corporation	402,948

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Financials (5.3%) - continued
98,130	BB&T Corporation	$4,614,073
88,080	Beneficial Bancorp, Inc.	1,620,672
2,300	BlackRock, Inc.	875,242
228,030	Blackstone Group, LP	6,163,651
228,350	Boston Private Financial Holdings, Inc.	3,779,192
139,910	Brookline Bancorp, Inc.	2,294,524
4,207	Canadian Imperial Bank of Commerce	343,290
57,780	Capital One Financial Corporation	5,040,727
37,870	Cathay General Bancorp	1,440,196
67,300	Central Pacific Financial Corporation	2,114,566
25,140	Charles Schwab Corporation	992,276
32,573	Chemical Financial Corporation	1,764,479
15,000	Chiba Bank, Ltd.	91,952
41,310	Chubb, Ltd.	5,457,877
9,404	CI Financial Corporation	202,207
467,490	Citigroup, Inc.	27,782,931
17,850	Citizens Financial Group, Inc.	635,996
41,200	Clifton Bancorp, Inc.	697,104
35,808	CNP Assurances	662,784
231,762	CoBiz Financial, Inc.	3,914,460
70,693	Columbia Banking System, Inc.	3,158,563
165,070	Comerica, Inc.	11,242,918
14,875	Danske Bank AS	450,025
99,789	Direct Line Insurance Group plc	454,158
363,780	E*TRADE Financial Corporation[d]	12,604,977
152,665	East West Bancorp, Inc.	7,759,962
135,440	Eaton Vance Corporation	5,672,227
80,408	Employers Holdings, Inc.	3,184,157
45,570	Enova International, Inc.[d]	571,904
11,000	Erste Group Bank AG	321,610
47,617	Essent Group, Ltd.[d]	1,541,362
14,922	Evercore Partners, Inc.	1,025,141
43,810	F.N.B. Corporation	702,274
7,720	Federated Investors, Inc.	218,322
422,011	Fifth Third Bancorp	11,381,637
22,820	First American Financial Corporation	835,897
210,850	First Commonwealth Financial Corporation	2,989,853
50,110	First Financial Bancorp	1,425,630
21,810	First Financial Corporation	1,151,568
17,450	First Merchants Corporation	656,993
236,510	First Midwest Bancorp, Inc.	5,967,147
146,535	First Republic Bank	13,501,735
123,434	FlexiGroup, Ltd.	200,881
16,680	Franklin Resources, Inc.	660,194
140,000	Fukuoka Financial Group, Inc.	620,898
13,071	Genworth MI Canada, Inc.[e]	327,688
60,948	Glacier Bancorp, Inc.	2,208,146
108,640	Goldman Sachs Group, Inc.	26,013,848
123,830	Great Western Bancorp, Inc.	5,397,750
137,090	Green Bancorp, Inc.[d]	2,083,768
16,570	Greenhill & Company, Inc.	458,989
13,300	Hang Seng Bank, Ltd.	246,643
145,651	Hanmi Financial Corporation	5,083,220
7,506	Hannover Rueckversicherung SE	810,856
74,075	Hanover Insurance Group, Inc.	6,741,566
19,790	Hartford Financial Services Group, Inc.	942,993
113,800	Henderson Group plc	328,450
13,380	Hilltop Holdings, Inc.	398,724
139,936	Home BancShares, Inc.	3,886,023
13,130	HomeStreet, Inc.[d]	414,908
18,890	Hometrust Bancshares, Inc.[d]	489,251
168,535	Hope Bancorp, Inc.	3,689,231
35,818	Horace Mann Educators Corporation	1,533,010
44,426	Houlihan Lokey, Inc.	1,382,537
140,137	HSBC Holdings plc	1,130,718
524,590	Huntington Bancshares, Inc.	6,935,080
11,593	Infinity Property & Casualty Corporation	1,019,025
4,682	Intact Financial Corporation	335,114
194,095	Intercontinental Exchange, Inc.	10,950,840
200,790	Invesco, Ltd.	6,091,969
140,208	Janus Capital Group, Inc.	1,860,560
518,800	KeyCorp	9,478,476
50,640	Kinsale Capital Group, Inc.	1,722,266
17,250	Lazard, Ltd.	708,803
12,610	Legg Mason, Inc.	377,165
3,970	Lincoln National Corporation	263,092
18,660	M&T Bank Corporation	2,918,984
10,636	Macquarie Group, Ltd.	666,262
223,218	Mapfre SA	679,946
620	Markel Corporation[d]	560,790
20,440	Meta Financial Group, Inc.	2,103,276
222,070	MetLife, Inc.	11,967,352
294,000	Mizuho Financial Group, Inc.	527,593
208,020	Morgan Stanley	8,788,845
5,600	MS and AD Insurance Group Holdings, Inc.	173,418
73,810	National Bank Holdings Corporation	2,353,801
32,966	National Bank of Canada	1,338,872
3,800	Navigators Group, Inc.	447,450
45,220	NMI Holdings, Inc.[d]	481,593
32,470	Nordea Bank AB	359,788
37,423	PacWest Bancorp	2,037,308
10,367	Power Corporation of Canada	232,025
20,390	Primerica, Inc.	1,409,969
3,840	Principal Financial Group, Inc.	222,182
75,510	Provident Financial Services, Inc.	2,136,933
161,897	Raymond James Financial, Inc.	11,214,605
32,204	Renasant Corporation	1,359,653
50,600	Resona Holdings, Inc.	259,326
6,247	Safety Insurance Group, Inc.	460,404
75,453	Sandy Spring Bancorp, Inc.	3,017,365
2,630	Schroders plc	96,595
7,370	SEI Investments Company	363,783
13,370	Selective Insurance Group, Inc.	575,579
24,100	Seven Bank, Ltd.	68,911
704,030	SLM Corporation[d]	7,758,411
10,971	State Auto Financial Corporation	294,133
43,380	Stewart Information Services Corporation	1,998,950
98,833	Stifel Financial Corporation[d]	4,936,708
71,747	SVB Financial Group[d]	12,316,090
13,189	Swiss Re AG	1,247,850
296,490	Synchrony Financial	10,753,692
71,970	Synovus Financial Corporation	2,956,528
23,900	T&D Holdings, Inc.	315,418
256,210	TCF Financial Corporation	5,019,154
147,044	TD Ameritrade Holding Corporation	6,411,118
18,780	Territorial Bancorp, Inc.	616,735
1,400	TMX Group, Ltd.	74,575
44,520	TriCo Bancshares	1,521,694
215,620	TrustCo Bank Corporation	1,886,675
17,150	Trustmark Corporation	611,398
134,520	Umpqua Holdings Corporation	2,526,286
8,710	Union Bankshares Corporation	311,295
51,900	United Community Banks, Inc.	1,537,278
129,200	United Financial Bancorp, Inc.	2,346,272
4,620	United Fire Group, Inc.	227,165

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Financials (5.3%) - continued
34,890	United Overseas Bank, Ltd.	$490,166
11,680	Unum Group	513,102
20,970	Virtu Financial, Inc.	334,472
13,800	Voya Financial, Inc.	541,236
21,990	Western Alliance Bancorp[d]	1,071,133
42,974	Westpac Banking Corporation	1,008,770
17,319	Wintrust Financial Corporation	1,256,840
50,070	WisdomTree Investments, Inc.[e]	557,780
25,109	WSFS Financial Corporation	1,163,802
498,726	Zions Bancorporation	21,465,167
896	Zurich Insurance Group AGd	246,239

	Total	491,889,125

Health Care (4.0%)
39,410	Abbott Laboratories	1,513,738
24,746	ABIOMED, Inc.[d]	2,788,379
62,512	Acadia Healthcare Company, Inc.[d,e]	2,069,147
9,400	Acceleron Pharma, Inc.[d]	239,888
13,830	Aceto Corporation	303,845
53,040	Advaxis, Inc.[d,e]	379,766
29,940	Aerie Pharmaceuticals, Inc.[d]	1,133,229
28,860	Aetna, Inc.	3,578,929
94,560	Akorn, Inc.[d]	2,064,245
166,651	Alexion Pharmaceuticals, Inc.[d]	20,389,750
22,101	Align Technology, Inc.[d]	2,124,569
102,388	Allergan plc[d]	21,502,504
26,011	Amgen, Inc.	3,803,068
31,085	Analogic Corporation	2,578,501
20,920	AngioDynamics, Inc.[d]	352,920
174,100	Asterias Biotherapeutics, Inc.[d,e]	800,860
7,800	AstraZeneca plc	425,943
4,539	Atrion Corporation	2,302,181
11,420	Biogen, Inc.[d]	3,238,484
42,726	BioMarin Pharmaceutical, Inc.[d]	3,539,422
10,900	Bristol-Myers Squibb Company	636,996
23,291	C.R. Bard, Inc.	5,232,556
12,275	CAE, Inc.	171,694
18,440	Cardinal Health, Inc.	1,327,127
79,625	Cardiovascular Systems, Inc.[d]	1,927,721
148,290	Catalent, Inc.[d]	3,997,898
218,890	Celgene Corporation[d]	25,336,518
8,590	Centene Corporation[d]	485,421
39,930	Charles River Laboratories International, Inc.[d]	3,042,267
13,490	Chemed Corporation	2,163,931
15,680	Coherus Biosciences, Inc.[d]	441,392
19,240	CONMED Corporation	849,831
50,760	Cooper Companies, Inc.	8,879,447
24,310	Cross Country Healthcare, Inc.[d]	379,479
89,510	Dentsply Sirona, Inc.	5,167,412
36,550	Dexcom, Inc.[d]	2,182,035
87,060	Diplomat Pharmacy, Inc.[d]	1,096,956
95,465	Edwards Lifesciences Corporation[d]	8,945,071
11,480	Emergent Biosolutions, Inc.[d]	377,003
46,226	Ensign Group, Inc.	1,026,679
35,180	Envision Healthcare Corporation[d]	2,226,542
8,326	Essilor International SA	939,411
103,950	Express Scripts Holding Company[d]	7,150,721
81,710	GenMark Diagnostics, Inc.[d]	1,000,130
368,651	Gilead Sciences, Inc.	26,399,098
18,321	GlaxoSmithKline plc	351,921
21,690	Global Blood Therapeutics, Inc.[d,e]	313,421
12,990	HCA Holdings, Inc.[d]	961,520
25,849	HealthEquity, Inc.[d]	1,047,401
37,110	Healthways, Inc.[d]	844,253
12,720	Heska Corporation[d]	910,752
8,678	Hikma Pharmaceuticals plc	202,265
58,380	Hill-Rom Holdings, Inc.	3,277,453
195,760	Hologic, Inc.[d]	7,853,891
11,680	ICU Medical, Inc.[d]	1,721,048
42,020	Inogen, Inc.[d]	2,822,483
82,539	Intersect ENT, Inc.[d]	998,722
13,540	Intra-Cellular Therapies, Inc.[d]	204,319
46,766	Ironwood Pharmaceuticals, Inc.[d]	715,052
103,860	Johnson & Johnson	11,965,711
59,450	Kindred Healthcare, Inc.	466,683
1,796	Lonza Group AG	310,401
32,830	Magellan Health Services, Inc.[d]	2,470,457
288,024	Medtronic plc	20,515,950
335,340	Merck & Company, Inc.	19,741,466
5,700	Merck KGaA	593,491
10,523	Mettler-Toledo International, Inc.[d]	4,404,507
85,862	Mylan NVd	3,275,635
34,418	National Healthcare Corporation	2,608,540
36,526	Neurocrine Biosciences, Inc.[d]	1,413,556
52,765	Nevro Corporation[d]	3,833,905
36,717	Novartis AG	2,670,189
17,862	Novo Nordisk AS	640,749
93,222	NuVasive, Inc.[d]	6,279,434
49,390	Omnicell, Inc.[d]	1,674,321
154,840	OraSure Technologies, Inc.[d]	1,359,495
15,500	Orthofix International NVd	560,790
28,170	PerkinElmer, Inc.	1,469,066
37,198	Perrigo Company plc	3,095,990
487,280	Pfizer, Inc.	15,826,854
25,250	PharMerica Corporation[d]	635,038
8,800	Prothena Corporation plc[d]	432,872
121,560	Roche Holding AG ADR	3,468,107
2,017	Roche Holding AG-Genusschein	459,780
39,610	Surgical Care Affiliates, Inc.[d]	1,832,755
41,014	Teleflex, Inc.	6,609,406
60,912	Triple-S Management Corporation[d]	1,260,878
69,126	UnitedHealth Group, Inc.	11,062,925
75,347	Universal Health Services, Inc.	8,015,414
11,940	VCA Antech, Inc.[d]	819,681
67,060	Veeva Systems, Inc.[d]	2,729,342
144,939	Vertex Pharmaceuticals, Inc.[d]	10,677,656
22,230	Waters Corporation[d]	2,987,490
10,140	West Pharmaceutical Services, Inc.	860,176
104,830	Wright Medical Group NVd	2,408,993
57,900	Ziopharm Oncology, Inc.[d,e]	309,765
52,170	Zoetis, Inc.	2,792,660

	Total	371,277,333

Industrials (4.0%)
66	A P Moller - Maersk AS	105,202
20,058	ABB, Ltd.	422,055
26,950	ABM Industries, Inc.	1,100,638
50,270	Acuity Brands, Inc.	11,605,332
12,730	Adecco SA	830,974
86,177	Aegion Corporation[d]	2,042,395
6,610	Aerovironment, Inc.[d]	177,346
71,655	AGCO Corporation	4,145,958
67,339	Air New Zealand, Ltd.	102,552
143,240	Ardmore Shipping Corporation[e]	1,059,976
43,000	Asahi Glass Company, Ltd.	291,740
27,622	Astec Industries, Inc.	1,863,380
3,000	Atlas Copco Aktiebolag	91,010
62,084	AZZ, Inc.	3,967,168
71,373	B/E Aerospace, Inc.	4,295,941
69,140	Barnes Group, Inc.	3,278,619
5,681	Berendsen plc	60,909
37,320	Boeing Company	5,809,978
194,340	BWX Technologies, Inc.	7,715,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Industrials (4.0%) - continued
59,850	Carlisle Companies, Inc.	$6,600,856
12,350	CEB, Inc.	748,410
37,733	CIRCOR International, Inc.	2,448,117
9,162	CLARCOR, Inc.	755,590
13,400	Colfax Corporation[d]	481,462
81,744	Comfort Systems USA, Inc.	2,722,075
35,260	Copart, Inc.[d]	1,953,757
10,800	Crane Company	778,896
175,680	CSX Corporation	6,312,182
107,900	Cummins, Inc.	14,746,693
16,780	Curtiss-Wright Corporation	1,650,481
13,000	Dai Nippon Printing Company, Ltd.	128,266
213,570	Delta Air Lines, Inc.	10,505,508
2,910	Deluxe Corporation	208,385
9,500	Deutsche Post AG	311,554
49,080	Donaldson Company, Inc.	2,065,286
5,700	DSV AS	253,138
72,016	El Al Israel Airlines, Ltd.	47,623
17,120	EMCOR Group, Inc.	1,211,411
19,370	Encore Wire Corporation	839,690
45,190	EnerSys	3,529,339
6,200	EnPro Industries, Inc.	417,632
21,440	Equifax, Inc.	2,534,851
28,999	ESCO Technologies, Inc.	1,642,793
73,134	Federal Signal Corporation	1,141,622
626	Flughafen Zuerich AG	116,002
8,000	Fortive Corporation	429,040
41,749	Fortune Brands Home and Security, Inc.	2,231,902
45,344	Franklin Electric Company, Inc.	1,763,882
3,900	Fraport AG Frankfurt Airport Services Worldwide	230,132
10,300	Fuji Machine Manufacturing Company, Ltd.	117,597
32,460	GasLog, Ltd.[e]	522,606
78,550	Gener8 Maritime, Inc.[d]	351,904
72,668	Gibraltar Industries, Inc.[d]	3,026,622
43,317	Granite Construction, Inc.	2,382,435
193,140	Harsco Corporation	2,626,704
39,602	Healthcare Services Group, Inc.	1,551,210
34,684	Heico Corporation	2,675,871
20,450	Herman Miller, Inc.	699,390
36,520	Hexcel Corporation	1,878,589
4,500	Hitachi Transport System, Ltd.	91,167
1,600	Hochtief AG	223,382
76,183	Honeywell International, Inc.	8,825,801
15,509	Hub Group, Inc.[d]	678,519
27,240	Hubbell, Inc.	3,178,908
26,430	Huntington Ingalls Industries, Inc.	4,868,142
14,230	ICF International, Inc.[d]	785,496
7,200	Inaba Denki Sangyo Company, Ltd.	247,534
132,730	Ingersoll-Rand plc	9,960,059
10,180	Insperity, Inc.	722,271
6,830	Insteel Industries, Inc.	243,421
16,790	Interface, Inc.	311,454
100,400	ITOCHU Corporation	1,329,373
18,800	ITT Corporation	725,116
3,440	Jacobs Engineering Group, Inc.[d]	196,080
4,800	Jardine Matheson Holdings, Ltd.	265,200
32,524	JB Hunt Transport Services, Inc.	3,157,105
55,338	Johnson Controls International plc	2,279,372
15,880	Kansas City Southern	1,347,418
35,590	KBR, Inc.	593,997
182,240	Kennametal, Inc.	5,696,822
82,083	Kforce, Inc.	1,896,117
38,770	Kirby Corporation[d]	2,578,205
26,900	KITZ Corporation	146,865
11,800	Komatsu, Ltd.	267,272
23,461	KONE Oyj	1,048,325
5,604	Koninklijke Boskalis Westminster NV	194,415
81,880	Korn/Ferry International	2,409,728
65,970	Lincoln Electric Holdings, Inc.	5,057,920
12,780	Lindsay Corporation[e]	953,516
8,700	Manpower, Inc.	773,169
15,800	Marubeni Corporation	89,366
35,150	Masco Corporation	1,111,443
40,920	Masonite International Corporation[d]	2,692,536
39,413	Meggitt plc	222,574
62,130	Meritor, Inc.[d]	771,655
23,298	Middleby Corporation[d]	3,001,015
10,600	MIRAIT Holdings Corporation[e]	95,530
8,200	Mitsubishi Corporation	174,157
38,800	Mitsubishi Electric Corporation	539,676
27,000	Mitsubishi Heavy Industries, Ltd.	122,743
12,000	Mitsuboshi Belting, Ltd.	102,039
5,500	Mitsui & Company, Ltd.	75,363
43,160	Moog, Inc.[d]	2,834,749
43,470	MRC Global, Inc.[d]	880,702
45,678	MSA Safety, Inc.	3,166,856
6,010	Mueller Industries, Inc.	240,160
40,670	MYR Group, Inc.[d]	1,532,446
14,912	National Express Group plc	64,983
113,869	Navigant Consulting, Inc.[d]	2,981,090
35,610	NCI Building Systems, Inc.[d]	557,296
40,902	Nielsen Holdings plc	1,715,839
4,000	NIPPO Corporation	74,522
18,900	Nitto Kogyo Corporation	257,325
8,027	Nordson Corporation	899,425
53,210	Norfolk Southern Corporation	5,750,405
6,000	Okuma Corporation	57,087
27,830	Old Dominion Freight Line, Inc.[d]	2,387,536
48,698	On Assignment, Inc.[d]	2,150,504
34,800	Orbital ATK, Inc.	3,053,004
117,258	Oshkosh Corporation	7,576,039
95,526	PGT Innovations, Inc.[d]	1,093,773
6,421	Philips Lighting NVd,g	158,163
40,474	Proto Labs, Inc.[d,e]	2,078,340
25,130	Quanex Building Products Corporation	510,139
4,912	Randstad Holding NV	266,072
70,320	Raven Industries, Inc.	1,772,064
48,610	Raytheon Company	6,902,620
2,580	RBC Bearings, Inc.[d]	239,450
10,930	Regal-Beloit Corporation	756,902
9,000	RELX NV	151,379
30,450	Resources Connection, Inc.	586,162
9,790	Rexnord Corporation[d]	191,786
553	Rieter Holding AG	96,176
24,310	Rockwell Automation, Inc.	3,267,264
50,010	Rockwell Collins, Inc.	4,638,928
23,656	Rolls-Royce Holdings plc[d]	194,300
24,716	Roper Industries, Inc.	4,525,005
5,370	Ryder System, Inc.	399,743
76,038	Saia, Inc.[d]	3,357,078
9,600	Sanwa Holdings Corporation	91,305
1,515	Schindler Holding AG, Participation Certificate	266,812
2,021	Schneider Electric SE	140,396
10,668	Siemens AG	1,306,194
5,317	Skanska AB	125,186
18,489	SKF AB	339,017
15,700	Smiths Group plc	273,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Industrials (4.0%) - continued
56,700	Sojitz Corporation	$137,280
292,900	Southwest Airlines Company	14,598,136
55,750	SPX FLOW, Inc.[d]	1,787,345
2,560	Standex International Corporation	224,896
3,260	Stanley Black & Decker, Inc.	373,889
7,270	Stericycle, Inc.[d]	560,081
2,165	Sulzer, Ltd.	222,872
18,584	Team, Inc.[d]	729,422
17,270	Tennant Company	1,229,624
5,460	Tetra Tech, Inc.	235,599
18,723	Textron, Inc.	909,189
126,220	TransUnion[d]	3,903,985
19,130	TrueBlue, Inc.[d]	471,554
231,029	Union Pacific Corporation	23,953,087
110,280	United Continental Holdings, Inc.[d]	8,037,206
83,970	United Parcel Service, Inc.	9,626,321
44,394	United Rentals, Inc.[d]	4,687,119
24,125	Universal Forest Products, Inc.	2,465,092
58,983	Universal Truckload Services, Inc.	964,372
13,878	Vinci SA	944,049
72,140	WABCO Holdings, Inc.[d]	7,657,661
32,374	WageWorks, Inc.[d]	2,347,115
98,775	Waste Connections, Inc.	7,762,727
6,585	Watsco, Inc.	975,370
3,146	Wolseley plc	192,052
4,109	WSP Global, Inc.	136,768
40,980	Xylem, Inc.	2,029,330
39,120	YRC Worldwide, Inc.[d]	519,514
3,500	Yuasa Trading Company, Ltd.	87,185

	Total	371,332,595

Information Technology (7.5%)
178,280	Agilent Technologies, Inc.	8,122,437
128,355	Akamai Technologies, Inc.[d]	8,558,711
47,740	Alliance Data Systems Corporation	10,908,590
48,224	Alphabet, Inc., Class Ad	38,215,109
41,469	Alphabet, Inc., Class Cd	32,006,604
32,722	Ambarella, Inc.[d,e]	1,771,242
48,070	Amkor Technology, Inc.[d]	507,139
126,447	Amphenol Corporation	8,497,238
111,280	Analog Devices, Inc.	8,081,154
389,449	Apple, Inc.	45,105,983
177,061	Applied Materials, Inc.	5,713,758
37,910	Apptio, Inc.[d]	702,472
70,066	Arista Networks, Inc.[d]	6,780,287
170,280	ARRIS International plc[d]	5,130,536
19,346	Aspen Technology, Inc.[d]	1,057,839
20,590	AVX Corporation	321,822
42,490	Bankrate, Inc.[d]	469,515
26,100	Belden, Inc.	1,951,497
74,570	Blackhawk Network Holdings, Inc.[d]	2,809,425
182,300	Booz Allen Hamilton Holding Corporation	6,575,561
175,275	Brooks Automation, Inc.	2,991,944
17,140	CA, Inc.	544,538
39,442	Cabot Microelectronics Corporation	2,491,551
6,030	CACI International, Inc.[d]	749,529
19,430	Cadence Design Systems, Inc.[d]	490,025
10,000	Canon, Inc.	281,622
5,500	Capital Power Corporation	95,159
19,660	Carbonite, Inc.[d]	322,424
37,748	Cavium, Inc.[d]	2,356,985
13,950	CDK Global, Inc.	832,676
163,177	Ciena Corporation[d]	3,983,151
6,420	Cirrus Logic, Inc.[d]	362,987
947,610	Cisco Systems, Inc.	28,636,774
22,679	Cognex Corporation	1,442,838
10,580	Coherent, Inc.[d]	1,453,533
104,660	CommVault Systems, Inc.[d]	5,379,524
26,390	Comtech Telecommunications Corporation	312,722
33,070	Convergys Corporation	812,199
87,600	CoreLogic, Inc.[d]	3,226,308
109,675	Criteo SA ADR[d,e]	4,505,449
10,540	CTS Corporation	236,096
92,900	Dolby Laboratories, Inc.	4,198,151
65,806	DST Systems, Inc.	7,051,113
3,000	DTS Corporation	63,815
77,650	eBay, Inc.[d]	2,305,428
21,260	Entegris, Inc.[d]	380,554
46,320	Envestnet, Inc.[d]	1,632,780
22,210	EVERTEC, Inc.	394,228
29,290	ExlService Holdings, Inc.[d]	1,477,388
18,320	F5 Networks, Inc.[d]	2,651,270
65,827	Fabrinet[d]	2,652,828
375,630	Facebook, Inc.[d]	43,216,232
70,060	Finisar Corporation[d]	2,120,716
196,530	FLIR Systems, Inc.	7,112,421
5,030	Forrester Research, Inc.	216,039
120,419	Fortinet, Inc.[d]	3,627,020
22,100	FUJIFILM Holdings NPV	836,834
103,618	Guidewire Software, Inc.[d]	5,111,476
23,831	IAC/InterActiveCorporation[d]	1,544,010
18,330	Insight Enterprises, Inc.[d]	741,265
209,700	Integrated Device Technology, Inc.[d]	4,940,532
118,630	Intel Corporation	4,302,710
155,275	Ixia[d]	2,499,928
11,790	Keysight Technologies, Inc.[d]	431,160
11,700	Konica Minolta Holdings, Inc.	115,955
56,830	Lam Research Corporation	6,008,636
52,980	Liberty Tripadvisor Holdings, Inc.[d]	797,349
17,434	Littelfuse, Inc.	2,645,958
41,590	M/A-COM Technology Solutions Holdings, Inc.[d]	1,924,785
21,348	Manhattan Associates, Inc.[d]	1,132,084
308,820	MasterCard, Inc.	31,885,665
117,500	Maxim Integrated Products, Inc.	4,531,975
13,670	MAXIMUS, Inc.	762,649
60,737	Methode Electronics, Inc.	2,511,475
26,080	Microsemi Corporation[d]	1,407,538
976,550	Microsoft Corporation	60,682,817
43,450	Mobileye NVd	1,656,314
97,276	Monolithic Power Systems, Inc.	7,969,823
27,460	Monotype Imaging Holdings, Inc.	545,081
67,370	National Instruments Corporation	2,076,343
9,800	NEC Networks & System Integration Corporation	176,687
13,160	NetApp, Inc.	464,153
74,570	New Relic, Inc.[d,e]	2,106,603
3,300	Nice, Ltd.	226,421
41,766	Nice, Ltd. ADR	2,871,830
7,500	Nichicon Corporation	65,303
2,300	NTT Data Corporation	111,117
82,769	NVIDIA Corporation	8,834,763
35,885	NXP Semiconductors NVd	3,517,089
138,691	Oclaro, Inc.[d]	1,241,284
105,340	ON Semiconductor Corporation[d]	1,344,138
472,580	Oracle Corporation	18,170,701
12,300	OSI Systems, Inc.[d]	936,276
58,560	Palo Alto Networks, Inc.[d]	7,322,928
256,210	Pandora Media, Inc.[d,e]	3,340,978
58,775	Paycom Software, Inc.[d]	2,673,675
36,520	Paylocity Holding Corporation[d,e]	1,095,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Information Technology (7.5%) - continued
593,614	PayPal Holdings, Inc.[d]	$23,429,945
53,255	Pegasystems, Inc.	1,917,180
75,117	Progress Software Corporation	2,398,486
74,209	Proofpoint, Inc.[d]	5,242,866
27,600	PTC, Inc.[d]	1,277,052
80,531	Q2 Holdings, Inc.[d]	2,323,319
3,820	Qorvo, Inc.[d]	201,429
73,190	QUALCOMM, Inc.	4,771,988
11,160	Qualys, Inc.[d]	353,214
27,330	RealPage, Inc.[d]	819,900
62,160	Red Hat, Inc.[d]	4,332,552
1,100	Rohm Company, Ltd.	63,110
60,922	Rudolph Technologies, Inc.[d]	1,422,529
3,600	Ryosan Company, Ltd.	108,534
424,790	Salesforce.com, Inc.[d]	29,081,123
1,242	SAP SE	107,440
13,110	ScanSource, Inc.[d]	528,989
5,360	Seagate Technology plc	204,591
63,235	ServiceNow, Inc.[d]	4,700,890
85,100	ShoreTel, Inc.[d]	608,465
3,360	Silicon Laboratories, Inc.[d]	218,400
2,932	Software AG	106,266
49,000	SS&C Technologies Holdings, Inc.	1,401,400
59,148	Synopsys, Inc.[d]	3,481,451
21,945	Telefonaktiebolaget LM Ericsson	128,619
319,257	Teradyne, Inc.	8,109,128
5,340	Tessera Technologies, Inc.	236,028
132,790	Texas Instruments, Inc.	9,689,686
3,100	Tokyo Electron, Ltd.	291,553
9,840	Total System Services, Inc.	482,455
27,560	Trimble, Inc.[d]	830,934
22,346	Tyler Technologies, Inc.[d]	3,190,338
14,302	Ultimate Software Group, Inc.[d]	2,607,970
10,010	Verint Systems, Inc.[d]	352,853
135,516	Virtusa Corporation[d]	3,404,162
423,060	Visa, Inc.	33,007,141
3,300	Western Digital Corporation	224,235
385,450	Xerox Corporation	3,364,979
141,220	Xilinx, Inc.	8,525,451

	Total	699,003,860

Materials (1.5%)
4,900	Adeka Corporation	66,474
18,360	Agnico Eagle Mines, Ltd.	771,120
22,250	Air Products and Chemicals, Inc.	3,199,995
41,654	American Vanguard Corporation	797,674
9,021	APERAM	411,683
31,270	Ashland Global Holdings, Inc.	3,417,498
11,040	Avery Dennison Corporation	775,229
118,690	Axalta Coating Systems, Ltd.[d]	3,228,368
18,124	Balchem Corporation	1,520,966
15,350	Ball Corporation	1,152,324
102,310	Barrick Gold Corporation	1,634,914
7,000	BHP Billiton plc	111,462
104,874	BHP Billiton, Ltd.	1,878,804
73,058	BlueScope Steel, Ltd.	485,549
46,120	Boise Cascade Company[d]	1,037,700
22,330	Cabot Corporation	1,128,558
21,470	Carpenter Technology Corporation	776,570
55,867	Celanese Corporation	4,398,968
54,243	Chemtura Corporation[d]	1,800,868
34,240	Continental Building Products, Inc.[d]	790,944
2,593	Croda International plc	101,982
49,800	Crown Holdings, Inc.[d]	2,617,986
41,700	Daicel Corporation	458,452
101,670	Dow Chemical Company	5,817,557
3,730	Eagle Materials, Inc.	367,517
110,164	Eastman Chemical Company	8,285,434
45,990	Ecolab, Inc.	5,390,948
71,060	Eldorado Gold Corporation[d]	228,813
26,905	Evonik Industries AG	802,009
41,220	Ferro Corporation[d]	590,683
90,800	Ferroglobe plc	983,364
90,800	Ferroglobe Representation & Warranty Insurance Trust[d,f]	9
107,916	FMC Corporation	6,103,729
67	Givaudan SA	122,622
69,680	Goldcorp, Inc.	947,648
658,590	Graphic Packaging Holding Company	8,219,203
24,340	Huntsman Corporation	464,407
4,666	Ingevity Corporation[d]	255,977
6,860	Innophos Holdings, Inc.	358,504
24,098	Innospec, Inc.	1,650,713
4,200	International Flavors & Fragrances, Inc.	494,886
63,570	International Paper Company	3,373,024
8,000	JSR Corporation	125,923
11,310	Kadant, Inc.	692,172
72,650	KapStone Paper and Packaging Corporation	1,601,932
141,210	Kinross Gold Corporation[d]	439,163
14,630	Koppers Holdings, Inc.[d]	589,589
28,100	Kuraray Company, Ltd.	421,375
6,600	Kyoei Steel, Ltd.	125,482
1,659	LafargeHolcim, Ltd.	87,084
4,760	Martin Marietta Materials, Inc.	1,054,483
28,380	Materion Corporation	1,123,848
19,560	Methanex Corporation	856,728
19,365	Minerals Technologies, Inc.	1,495,946
34,200	Mitsubishi Chemical Holdings Corporation	221,126
6,000	Mitsubishi Gas Chemical Company, Inc.	102,237
3,700	Mitsubishi Materials Corporation	113,173
162,870	Mosaic Company	4,776,977
114,947	Myers Industries, Inc.	1,643,742
2,570	Neenah Paper, Inc.	218,964
84,840	Newmont Mining Corporation	2,890,499
1,100	Nippon Shokubai Company, Ltd.	68,505
121,768	Norsk Hydro ASA	581,166
45,540	Nucor Corporation	2,710,541
12,830	Nufarm, Ltd.	84,538
54,970	OMNOVA Solutions, Inc.[d]	549,700
33,949	Orora, Ltd.	73,008
147,600	Owens-Illinois, Inc.[d]	2,569,716
80,714	Packaging Corporation of America	6,846,161
11,660	PolyOne Corporation	373,586
1,950	Quaker Chemical Corporation	249,483
39,440	Rayonier Advanced Materials, Inc.[e]	609,742
12,230	Reliance Steel & Aluminum Company	972,774
3,146	Rio Tinto, Ltd.	134,778
6,620	Royal Gold, Inc.	419,377
43,810	Schnitzer Steel Industries, Inc.	1,125,917
8,680	Schweitzer-Mauduit International, Inc.	395,200
15,337	Scotts Miracle-Gro Company	1,465,450
20,320	Sealed Air Corporation	921,309
28,750	Sensient Technologies Corporation	2,259,175
7,450	Silgan Holdings, Inc.	381,291
31,140	Silver Wheaton Corporation	601,625
31,130	Sonoco Products Company	1,640,551
215,493	Steel Dynamics, Inc.	7,667,241

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Materials (1.5%) - continued
3,000	Sumitomo Seika Chemicals Company, Ltd.	$117,490
18,570	SunCoke Energy, Inc.[d]	210,584
54,400	Teck Resources, Ltd.	1,089,632
12,700	Toagosei Company, Ltd.	124,655
15,000	Tosoh Corporation	105,810
18,694	UPM-Kymmene Oyj	457,174
149,207	Verso Corporation[d]	1,059,370
10,020	Vulcan Materials Company	1,254,003
33,169	Westrock Company	1,683,990
103,000	Yamana Gold, Inc.	289,430
3,800	Yamato Kogyo Company, Ltd.	105,980
21,816	Yara International ASA	858,221
2,500	Yodogawa Steel Works, Ltd.	65,153

	Total	135,723,904

Real Estate (0.9%)
24,700	American Assets Trust, Inc.	1,064,076
27,890	American Campus Communities, Inc.	1,388,085
53,500	Bluerock Residential Growth REIT, Inc.[e]	734,020
288,566	Brixmor Property Group, Inc.	7,046,782
27,630	Camden Property Trust	2,322,854
67,000	CapitaLand Retail China Trust[d]	63,384
109,850	CBL & Associates Properties, Inc.	1,263,275
291,831	Cedar Realty Trust, Inc.	1,905,656
107,490	Chatham Lodging Trust	2,208,920
26,800	City Office REIT, Inc.	352,956
63,480	Columbia Property Trust, Inc.	1,371,168
43,490	CoreCivic, Inc.	1,063,765
223,000	Corporate Office Properties Trust	6,962,060
62,833	Cousins Properties, Inc.	534,709
13,720	CyrusOne, Inc.	613,696
900	Daito Trust Construction Company, Ltd.	135,304
487,160	DDR Corporation	7,438,933
94,153	DEXUS Property Group	653,160
24,970	Digital Realty Trust, Inc.	2,453,552
88,090	Duke Realty Corporation	2,339,670
26,210	Equity Lifestyle Properties, Inc.	1,889,741
12,700	First Industrial Realty Trust, Inc.	356,235
94,719	First Potomac Realty Trust	1,039,067
68,110	Franklin Street Properties Corporation	882,706
82,750	General Growth Properties, Inc.	2,067,095
28,574	H&R Real Estate Investment Trust	476,074
8,533	Hamborner REIT AG	81,173
76,470	HFF, Inc.	2,313,217
39,810	Hospitality Properties Trust	1,263,569
155,736	Host Hotels & Resorts, Inc.	2,934,066
7,550	Hudson Pacific Properties, Inc.	262,589
108,000	Hysan Development Company, Ltd.	445,397
62,960	InfraREIT, Inc.	1,127,614
52,430	Kite Realty Group Trust	1,231,056
59,400	LaSalle Hotel Properties	1,809,918
54,810	Liberty Property Trust	2,164,995
20,930	Life Storage, Inc.	1,784,492
10,500	Link REIT	68,072
9,200	Mid-America Apartment Communities, Inc.	900,864
437,289	New World Development Company, Ltd.	460,731
37,826	Pebblebrook Hotel Trust	1,125,323
34,130	Physicians Realty Trust	647,105
8,845	Potlatch Corporation	368,394
43,270	RE/MAX Holdings, Inc.	2,423,120
46,520	Realogy Holdings Corporation	1,196,960
170,980	Retail Properties of America, Inc.	2,621,123
54,520	Silver Bay Realty Trust Corporation REIT	934,473
32,130	Spirit Realty Captial, Inc.	348,932
175,130	Stockland	578,575
25,750	Store Capital Corporation	636,283
8,880	Sun Communities, Inc.	680,297
8,000	Sun Hung Kai Properties, Ltd.	100,740
56,096	Terreno Realty Corporation	1,598,175
50,330	Urstadt Biddle Properties, Inc.	1,213,456
18,490	Welltower, Inc.	1,237,536
12,000	Wharf Holdings, Ltd.	79,488
17,000	Wheelock and Company, Ltd.	95,408
106,100	Wing Tai Holdings, Ltd.	116,212

	Total	81,476,296

Telecommunications Services (0.3%)
55,410	AT&T, Inc.	2,356,587
9,770	ATN International, Inc.	782,870
30,214	Cincinnati Bell, Inc.[d]	675,283
15,707	Elisa Oyj	509,874
14,000	Freenet AG	393,466
77,670	General Communication, Inc.[d]	1,510,681
234,235	KCOM Group plc	273,518
60,242	Koninklijke (Royal) KPN NV	178,144
44,507	Level 3 Communications, Inc.[d]	2,508,415
13,700	Nippon Telegraph & Telephone Corporation	576,704
15,800	NTT DOCOMO, Inc.	359,375
280,547	PCCW, Ltd.	151,659
6,466	Proximus SA	185,878
31,082	SBA Communications Corporation[d]	3,209,527
24,500	Telefonica Deutschland Holding AG	104,723
15,743	Telenor ASA	234,991
179,546	Verizon Communications, Inc.	9,584,165
3,530	Vivendi SA	66,953
113,310	Vonage Holdings Corporation[d]	776,174

	Total	24,438,987

Utilities (0.8%)
5,930	Alliant Energy Corporation	224,688
7,880	American Electric Power Company, Inc.	496,125
66,350	American States Water Company	3,022,906
31,490	Artesian Resources Corporation	1,005,791
5,000	ATCO, Ltd.	166,313
103,130	Avista Corporation	4,124,169
108,620	Calpine Corporation[d]	1,241,527
87,100	Centrica plc	250,853
4,590	Consolidated Edison, Inc.	338,191
26,650	Consolidated Water Company, Ltd.	289,153
52,830	DTE Energy Company	5,204,283
44,430	Dynegy, Inc.[d]	375,878
14,080	Edison International, Inc.	1,013,619
120,100	Electricidade de Portugal SA	365,531
110,540	Eversource Energy	6,105,124
16,480	Exelon Corporation	584,875
324,430	Great Plains Energy, Inc.	8,873,161
19,490	Hawaiian Electric Industries, Inc.	644,534
38,050	MDU Resources Group, Inc.	1,094,698
13,450	Middlesex Water Company	577,543
9,670	National Fuel Gas Company	547,709
32,480	NiSource, Inc.	719,107
9,850	NorthWestern Corporation	560,169
143,000	Osaka Gas Company, Ltd.	548,700
250,730	PG&E Corporation	15,236,862
33,160	PNM Resources, Inc.	1,137,388

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (33.0%)	Value
Utilities (0.8%) - continued
76,680	Portland General Electric Company	$3,322,544
73,160	Public Service Enterprise Group, Inc.	3,210,261
77,015	Redes Energeticas Nacionais SGPS SA	218,511
38,100	Renewable Energy Group, Inc.[d]	369,570
67,400	Southern Company	3,315,406
15,660	Southwest Gas Holdings, Inc.	1,199,869
5,310	Spire, Inc.	342,761
12,000	Toho Gas Company, Ltd.	97,462
16,500	United Utilities Group plc	182,892
130,360	Vectren Corporation	6,798,274

	Total	73,806,447

	Total Common Stock (cost $2,525,310,992)	3,058,673,715

	Registered Investment Companies (30.2%)
Affiliated Equity Holdings (18.2%)
22,936,793	Thrivent Large Cap Stock Portfolio	277,434,277
30,302,240	Thrivent Large Cap Value Portfolio	510,265,482
15,614,280	Thrivent Mid Cap Stock Portfolio	297,931,385
57,080,403	Thrivent Partner Worldwide Allocation Portfolio	518,923,651
4,432,127	Thrivent Small Cap Stock Portfolio	81,966,430

	Total	1,686,521,225

Affiliated Fixed Income Holdings (10.8%)
35,466,032	Thrivent High Yield Portfolio	169,180,064
51,812,632	Thrivent Income Portfolio	521,696,215
31,725,097	Thrivent Limited Maturity Bond Portfolio	311,124,857

	Total	1,002,001,136

Equity Funds/ETFs (0.5%)
2,190	iShares MSCI EAFE Index Fund	126,429
40,421	iShares Russell 2000 Growth Index Fund[e]	6,222,409
46,089	iShares Russell 2000 Index Fund	6,215,102
12,080	iShares Russell 2000 Value Index Fund	1,436,795
21,170	Materials Select Sector SPDR Fund	1,052,149
118,993	SPDR S&P 500 ETF Trust	26,598,505
56,410	SPDR S&P Biotech ETF[e]	3,338,908
1,870	SPDR S&P MidCap 400 ETF Trust[e]	564,235

	Total	45,554,532

Fixed Income Funds/ETFs (0.7%)
123,000	iShares Barclays 1-3 Year Credit Bond Fund	12,907,620
195,050	iShares iBoxx $ Investment Grade Corporate Bond ETF	22,855,959
16,998	iShares J.P. Morgan USD Emerging Markets Bond ETF[e]	1,873,519
185,200	PowerShares Senior Loan Portfolio	4,326,272
291,700	Vanguard Short-Term Corporate Bond ETF	23,152,229

	Total	65,115,599

	Total Registered Investment Companies (cost $2,514,142,373)	2,799,192,492

Principal Amount	Long-Term Fixed Income (29.7%)
Asset-Backed Securities (2.1%)
	Access Group, Inc.
	1.256%, 2/25/2036, Series
690,129	2013-1, Class Ag,h	681,626
	Alm Loan Funding CLO
	2.310%, 10/17/2026, Series
1,400,000	2014-11A, Class A1*,h	1,402,444
	AMSR Trust
	2.136%, 11/17/2033, Series
3,625,000	2016-SFR1, Class Ag,h	3,625,165
	Apidos CLO XVIII
	2.294%, 7/22/2026, Series
1,400,000	2014-18A, Class A1*,h	1,402,159
	Ares CLO, Ltd.
	2.164%, 10/12/2023, Series
4,400,000	2012-2A, Class AR*,h	4,400,590
	2.386%, 11/15/2025, Series
2,750,000	2014-32A, Class A1*,h	2,754,711
	BA Credit Card Trust
	1.084%, 6/15/2021, Series
1,750,000	2014-A1, Class Ah	1,754,400
	Babson CLO, Ltd.
	2.270%, 10/17/2026, Series
1,400,000	2014-IIA, Class A*,h	1,402,239
	Bayview Opportunity Master Fund Trust
	3.228%, 7/28/2034, Series
959,192	2014-18NP, Class A*,i	960,567
	3.721%, 7/28/2035, Series
1,343,940	2015-NPLA, Class Ag,i	1,343,632
	Betony CLO, Ltd.
	2.256%, 4/15/2027, Series
1,260,000	2015-1A, Class AR*,h	1,253,068
	Birchwood Park CLO, Ltd.
	2.320%, 7/15/2026, Series
1,400,000	2014-1A, Class A*,h	1,402,572
	BlueMountain CLO, Ltd.
	2.360%, 10/15/2026, Series
1,400,000	2014-3A, Class A1*,h	1,402,243
	CAM Mortgage, LLC
	3.500%, 7/15/2064, Series
27,438	2015-1, Class A*,i	27,436
	Capital One Multi-Asset Execution Trust
	1.084%, 1/18/2022, Series
2,250,000	2014-A3, Class A3[h]	2,250,913
	Carlyle Global Market Strategies CLO, Ltd.
	2.181%, 7/20/2023, Series
1,213,907	2012-2A, Class A1R*,h	1,214,064
	2.380%, 10/15/2026, Series
1,400,000	2014-4A, Class A1*,h	1,402,194
	Cent CLO 16, LP
	2.136%, 8/1/2024, Series
1,360,200	2012-16A, Class A1AR*,h	1,360,459
	Cent CLO 22, Ltd.
	2.291%, 11/7/2026, Series
1,400,000	2014-22A, Class A1R*,h	1,396,718
	Chase Issuance Trust
	1.590%, 2/18/2020, Series
1,375,000	2015-A2, Class A2	1,378,804
	1.620%, 7/15/2020, Series
2,525,000	2015-A7, Class A7	2,529,731
	1.114%, 5/17/2021, Series
2,500,000	2016-A1, Class Ah	2,507,811
	Chesapeake Funding II, LLC
	1.880%, 6/15/2028, Series
1,000,000	2016-2A, Class A1[g]	997,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Asset-Backed Securities (2.1%) - continued
	Chesapeake Funding, LLC
	1.102%, 1/7/2025, Series
$ 558,206	2013-1A, Class Ag,h	$558,002
	Commonbond Student Loan Trust
	3.320%, 5/25/2040, Series
5,297,560	2016-A, Class A1[g]	5,277,788
	DRB Prime Student Loan Trust
	3.170%, 7/25/2031, Series
1,032,695	2015-B, Class A2*	1,034,315
	3.200%, 1/25/2040, Series
3,406,878	2015-D, Class A2*	3,382,746
	2.890%, 6/25/2040, Series
998,044	2016-B, Class A2[g]	990,243
	Dryden 34 Senior Loan Fund CLO
	2.310%, 10/15/2026, Series
1,400,000	2014-34A, Class A*,h	1,402,425
	Earnest Student Loan Program, LLC
	2.680%, 7/25/2035, Series
5,077,711	2016-C, Class A2[g]	4,979,673
	2.720%, 1/25/2041, Series
3,460,210	2016-D, Class A2[g]	3,407,354
	Edlinc Student Loan Funding Trust
	3.410%, 10/1/2025, Series
67,477	2012-A, Class AT*,h	68,227
	Enterprise Fleet Financing, LLC
	0.870%, 9/20/2019, Series
66,730	2014-1, Class A2[g]	66,681
	FirstEnergy Ohio PIRB Special Purpose Trust
	0.679%, 1/15/2019, Series
88,438	2013-1, Class A1	88,348
	Ford Credit Auto Owner Trust
	2.260%, 11/15/2025, Series
1,350,000	2014-1, Class Ag	1,361,061
	Ford Credit Floorplan Master Owner Trust
	1.200%, 2/15/2019, Series
1,000,000	2014-1, Class A1	1,000,046
	Galaxy XX CLO, Ltd.
	2.331%, 7/20/2027, Series
4,500,000	2015-20A, Class A*,h	4,494,730
	GoldenTree Loan Opportunities IX, Ltd.
	2.238%, 10/29/2026, Series
1,325,000	2014-9A, Class AR*,h	1,324,085
	Golub Capital Partners CLO 22B, Ltd.
	2.391%, 2/20/2027, Series
2,700,000	2015-22A, Class A1*,h	2,699,854
	Golub Capital Partners CLO 23M, Ltd.
	2.366%, 5/5/2027, Series
1,350,000	2015-23A, Class A1*,h	1,350,119
	Lehman XS Trust
	5.440%, 8/25/2035, Series
5,473,007	2005-2, Class 2A3Bi	4,794,608
	Limerock CLO III, LLC
	2.411%, 10/20/2026, Series
4,500,000	2014-3A, Class A1*,h	4,437,485
	Madison Park Funding XIV CLO, Ltd.
	2.331%, 7/20/2026, Series
1,525,000	2014-14A, Class A2*,h	1,527,576
	Madison Park Funding, Ltd.
	2.196%, 8/15/2022, Series
3,732,106	2012-9A, Class AR*,h	3,732,789
	Magnetite XII, Ltd.
	2.256%, 4/15/2027, Series
4,425,000	2015-12A, Class AR*,h	4,421,657
	Marlette Funding Trust
	3.060%, 1/17/2023, Series
1,692,584	2016-1A, Class A*	1,692,170
	Morgan Stanley Bank of America Merrill Lynch Trust
5,400,000	3.176%, 8/15/2045	5,549,366
5,400,000	3.246%, 12/15/2047	5,438,411
	Morgan Stanley Capital, Inc.
	0.906%, 2/25/2037, Series
2,654,230	2007-NC2, Class A2FPh	1,586,003
	Mountain View CLO, Ltd.
	2.340%, 7/15/2027, Series
4,525,000	2015-9A, Class A1A*,h	4,512,736
	Murray Hill Marketplace Trust
	4.190%, 11/25/2022, Series
3,792,848	2016-LC1, Class A*	3,811,032
	Neuberger Berman CLO, Ltd.
	2.346%, 8/4/2025, Series
1,100,000	2014-17A, Class A*,h	1,100,029
	NZCG Funding CLO, Ltd.
	2.436%, 4/27/2027, Series
4,500,000	2015-2A, Class A1*,h	4,496,363
	Octagon Investment Partners XX CLO, Ltd.
	2.342%, 8/12/2026, Series
1,400,000	2014-1A, Class A*,h	1,402,446
	OHA Loan Funding, Ltd.
	2.411%, 10/20/2026, Series
4,500,000	2014-1A, Class A1*,h	4,526,046
	OneMain Financial Issuance Trust
	4.100%, 3/20/2028, Series
2,600,000	2016-2A, Class Ag	2,650,215
	OZLM VIII, Ltd.
	2.320%, 10/17/2026, Series
1,400,000	2014-8A, Class A1A*,h	1,402,500
	Race Point IX CLO, Ltd.
	2.390%, 4/15/2027, Series
3,260,000	2015-9A, Class A1*,h	3,270,605
	Renaissance Home Equity Loan Trust
	6.011%, 5/25/2036, Series
1,909,567	2006-1, Class AF4[i]	1,304,027
	5.580%, 11/25/2036, Series
3,555,466	2006-3, Class AF2[i]	1,979,331
	Shackleton, Ltd.
	2.340%, 4/15/2027, Series
4,500,000	2015-7A, Class AR*,h	4,500,000
	SLM Student Loan Trust
	1.304%, 7/15/2022, Series
685,705	2014-A, Class A1[g,h]	686,266
	1.304%, 8/15/2022, Series
99,615	2013-A, Class A1[g,h]	99,676
	1.282%, 4/25/2023, Series
18,728	2004-10, Class A5Ag,h	18,725
	1.156%, 3/25/2025, Series
2,256,021	2010-1, Class Ah	2,197,116
	1.754%, 5/17/2027, Series
125,000	2013-A, Class A2Bg,h	125,919
	Sofi Consumer Loan Program, LLC
	3.260%, 8/25/2025, Series
1,756,682	2016-1, Class Ag	1,758,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Asset-Backed Securities (2.1%) - continued
	SoFi Professional Loan Program, LLC
	2.420%, 3/25/2030, Series
$2,054,149	2015-A, Class A2[g]	$2,047,125
	Sunset Mortgage Loan Company, LLC
	4.459%, 9/18/2045, Series
1,854,067	2015-NPL1, Class A*,i	1,846,177
	3.844%, 7/16/2047, Series
4,516,126	2016-NPL1, Class A*,i	4,531,494
	Symphony CLO VIII, Ltd.
	1.976%, 1/9/2023, Series
1,281,546	2012-8A, Class AR*,h	1,281,718
	Symphony CLO XV, Ltd.
	2.330%, 10/17/2026, Series
4,500,000	2014-15A, Class A*,h	4,508,298
	U.S. Small Business Administration
	3.191%, 3/10/2024, Series
851,662	2014-10A, Class 1	880,874
	Vericrest Opportunity Loan Transferee
	3.375%, 10/25/2058, Series
4,185,611	2015-NPL3, Class A1*,i	4,179,747
	3.500%, 6/26/2045, Series
2,945,265	2015-NPL8, Class A1[g,i]	2,950,825
	3.500%, 6/26/2045, Series
2,197,990	2015-NPL9, Class A1[g]	2,193,510
	3.625%, 7/25/2045, Series
1,890,426	2015-NP10, Class A1[g,i]	1,892,728
	4.250%, 3/26/2046, Series
3,284,409	2016-NPL3, Class A1[g,i]	3,309,766
	3.500%, 9/25/2046, Series
3,181,868	2016-NP10, Class A1[g,i]	3,173,162
	3.500%, 2/25/2055, Series
773,830	2015-NPL4, Class A1*,i	774,423
	Vericrest Opportunity Loan Trust
	3.625%, 11/26/2046, Series
4,013,891	2016-NP12, Class A1[g,i]	4,002,021
	3.875%, 12/26/2046, Series
3,000,000	2016-NP13, Class A1[g,i]	3,000,000
	Volvo Financial Equipment, LLC
	0.820%, 4/16/2018, Series
478,485	2014-1A, Class A3[g]	478,174
	Voya CLO 3, Ltd.
	2.302%, 7/25/2026, Series
1,400,000	2014-3A, Class A1*,h	1,402,253

	Total	187,810,270

Basic Materials (0.2%)
	Albemarle Corporation
395,000	3.000%, 12/1/2019	403,771
	Alcoa Nederland Holding BV
1,305,000	6.750%, 9/30/2024[g]	1,415,925
	Anglo American plc
2,433,000	3.625%, 5/14/2020[g]	2,460,250
	ArcelorMittal SA
1,425,000	6.500%, 3/1/2021	1,560,375
	First Quantum Minerals, Ltd.
621,000	6.750%, 2/15/2020[g]	619,447
621,000	7.000%, 2/15/2021[g]	617,647
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[g]	927,621
	Glencore Funding, LLC
680,000	1.940%, 4/16/2018[g,h]	672,316
	Kinross Gold Corporation
1,520,000	5.950%, 3/15/2024	1,539,000
	Novelis Corporation
905,000	5.875%, 9/30/2026[g]	914,050
	Steel Dynamics, Inc.
2,010,000	5.000%, 12/15/2026[g]	2,002,462
	Westlake Chemical Corporation
1,520,000	3.600%, 8/15/2026[g]	1,459,844

	Total	14,592,708

Capital Goods (0.4%)
	AECOM
3,030,000	5.875%, 10/15/2024	3,234,858
	Building Materials Corporation of America
2,355,000	6.000%, 10/15/2025[g]	2,478,637
	Cemex Finance, LLC
2,970,000	9.375%, 10/12/2022[g]	3,237,300
	CNH Industrial Capital, LLC
1,155,000	4.375%, 11/6/2020	1,185,319
	CNH Industrial NV
1,500,000	4.500%, 8/15/2023	1,481,250
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,499,400
	General Electric Company
2,095,000	5.000%, 1/21/2021[j]	2,173,981
	Huntington Ingalls Industries, Inc.
2,975,000	5.000%, 11/15/2025[g]	3,090,281
	L3 Technologies, Inc.
1,550,000	3.950%, 5/28/2024	1,574,656
	Lockheed Martin Corporation
1,332,000	2.500%, 11/23/2020	1,342,218
1,544,000	4.500%, 5/15/2036	1,638,934
	Northrop Grumman Corporation
1,310,000	3.850%, 4/15/2045	1,240,105
	Owens-Brockway Glass Container, Inc.
1,460,000	5.000%, 1/15/2022[g]	1,492,850
1,500,000	5.875%, 8/15/2023[g]	1,563,750
	Pentair Finance SA
1,500,000	2.900%, 9/15/2018	1,517,061
	Republic Services, Inc.
1,100,000	2.900%, 7/1/2026	1,052,939
	Reynolds Group Issuer, Inc.
2,935,000	5.125%, 7/15/2023[g]	2,982,694
	Roper Industries, Inc.
2,070,000	2.050%, 10/1/2018	2,076,649
	Roper Technologies, Inc.
1,140,000	2.800%, 12/15/2021	1,138,298
	Standard Industries, Inc.
800,000	5.500%, 2/15/2023[g]	828,080
	Textron, Inc.
785,000	5.600%, 12/1/2017	812,724
1,225,000	7.250%, 10/1/2019	1,376,176
	United Rentals North America, Inc.
2,240,000	5.500%, 7/15/2025	2,284,800
	Waste Management, Inc.
310,000	3.125%, 3/1/2025	309,999

	Total	41,612,959

Collateralized Mortgage Obligations (0.6%)
	Alternative Loan Trust
	6.000%, 6/25/2036, Series
1,189,376	2006-24CB, Class A9	1,036,508
	Angel Oak Mortgage Trust I, LLC
	3.500%, 7/25/2046, Series
1,682,536	2016-1, Class A1*	1,672,203

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Collateralized Mortgage Obligations (0.6%) - continued
	BCAP, LLC Trust
	0.936%, 3/25/2037, Series
$2,925,632	2007-AA1, Class 2A1[h]	$2,715,003
	Citigroup Mortgage Loan Trust, Inc.
	5.500%, 11/25/2035, Series
825,569	2005-9, Class 21A2	797,693
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Series
2,685,582	2007-A4, Class 1A5	2,300,944
	COLT Mortgage Loan Trust
	2.800%, 12/26/2046, Series
3,025,000	2016-3, Class A1*	3,027,408
	Countrywide Alternative Loan Trust
	3.036%, 10/25/2035, Series
1,765,143	2005-43, Class 4A1	1,430,958
	6.000%, 4/25/2036, Series
1,134,326	2006-4CB, Class 1A1	910,792
	6.000%, 1/25/2037, Series
519,486	2006-39CB, Class 1A16	496,027
	5.500%, 5/25/2037, Series
3,183,486	2007-8CB, Class A1	2,724,441
	7.000%, 10/25/2037, Series
2,991,939	2007-24, Class A10	1,601,762
	Countrywide Home Loans, Inc.
	5.750%, 4/25/2037, Series
961,201	2007-3, Class A27	811,091
	Deutsche Alt-A Securities Mortgage Loan Trust
	6.000%, 10/25/2021, Series
732,192	2006-AR5, Class 23A	651,355
	Federal Home Loan Mortgage Corporation
	4.000%, 7/15/2031,
7,754,725	Series-4104, Class KIk	894,238
	3.000%, 2/15/2033,
4,255,735	Series-4170, Class IGk	509,491
	Federal National Mortgage Association
	3.500%, 1/25/2033, Series
8,466,220	2012-150, Class YIk	1,141,443
	First Horizon Alternative Mortgage Securities Trust
	6.000%, 8/25/2036, Series
2,350,234	2006-FA4, Class 1A4[h]	1,944,710
	IndyMac INDX Mortgage Loan Trust
	1.396%, 7/25/2045, Series
3,285,368	2005-16IP, Class A1[h]	2,748,257
	J.P. Morgan Alternative Loan Trust
	6.500%, 3/25/2036, Series
1,597,389	2006-S1, Class 1A19	1,394,222
	J.P. Morgan Mortgage Trust
	3.263%, 6/25/2036, Series
546,343	2006-A4, Class 1A2	471,835
	3.110%, 10/25/2036, Series
251,036	2006-A6, Class 1A2	227,616
	1.136%, 1/25/2037, Series
3,069,007	2006-S4, Class A8[h]	1,624,493
	6.250%, 8/25/2037, Series
3,529,946	2007-S3, Class 1A10	2,615,456
	MASTR Alternative Loans Trust
	6.500%, 7/25/2034, Series
686,129	2004-6, Class 6A1	688,096
	1.206%, 12/25/2035, Series
1,999,388	2005-6, Class 2A1[h]	908,359
	Merrill Lynch Alternative Note Asset Trust
	6.000%, 3/25/2037, Series
670,232	2007-F1, Class 2A1	522,314
	Residential Asset Securitization Trust
	1.136%, 8/25/2037, Series
3,422,142	2007-A8, Class 2A3[h]	892,350
	Sequoia Mortgage Trust
	3.280%, 9/20/2046, Series
2,694,687	2007-1, Class 4A1	2,185,364
	WaMu Mortgage Pass Through Certificates
	2.837%, 9/25/2036, Series
257,452	2006-AR10, Class 1A2	236,872
	2.850%, 10/25/2036, Series
895,441	2006-AR12, Class 1A1	780,565
	2.617%, 11/25/2036, Series
2,583,057	2006-AR14, Class 1A1	2,290,228
	2.137%, 1/25/2037, Series
2,992,120	2006-AR18, Class 1A1	2,544,056
	1.527%, 9/25/2046, Series
5,212,388	2006-AR11, Class 1Ah	4,283,682
	Washington Mutual Mortgage Pass Through Certificates Trust
	7.000%, 2/25/2036, Series
3,078,129	2006-1, Class 2CB1	2,290,288

	Total	51,370,120

Commercial Mortgage-Backed Securities (0.5%)
	Commercial Mortgage Pass-Through Certificates
1,680,000	1.699%, 6/8/2030[g,h]	1,684,218
	Federal National Mortgage Association
54,448	1.272%, 1/25/2017	54,400
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	4,752,117
	GS Mortgage Securities Trust
36,341	2.999%, 8/10/2044	36,324
6,600,000	3.666%, 9/10/2047	6,843,180
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,750,000	3.507%, 5/15/2045	2,873,873
3,650,000	5.713%, 2/12/2049	3,685,263
	JPMBB Commercial Mortgage Securities Trust
4,500,000	3.231%, 1/15/2048	4,544,468
	Morgan Stanley Capital, Inc.
6,580,000	5.406%, 3/15/2044	6,574,253
	SCG Trust
1,150,000	2.104%, 11/15/2026[g,h]	1,150,001
	UBS Commercial Mortgage Trust
8,052,914	3.400%, 5/10/2045	8,381,046
	Wells Fargo Commercial Mortgage Trust
4,000,000	3.617%, 9/15/2057	4,113,570
3,750,000	3.839%, 9/15/2058	3,918,982
	WFRBS Commercial Mortgage Trust
2,000,000	2.870%, 11/15/2045	2,028,720

	Total	50,640,415

Communications Services (1.1%)
	21st Century Fox America, Inc.
1,620,000	6.900%, 3/1/2019	1,778,906

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Communications Services (1.1%) - continued
	Altice Financing SA
$2,400,000	6.625%, 2/15/2023[g]	$2,466,000
	AMC Networks, Inc.
2,295,000	5.000%, 4/1/2024	2,300,737
	America Movil SAB de CV
1,039,000	5.000%, 10/16/2019	1,112,964
	American Tower Corporation
180,000	2.800%, 6/1/2020	179,992
1,930,000	3.300%, 2/15/2021	1,950,417
	AT&T, Inc.
707,000	5.875%, 10/1/2019	772,342
615,000	1.928%, 6/30/2020[h]	618,336
1,212,000	3.875%, 8/15/2021	1,250,197
1,015,000	3.000%, 6/30/2022	995,266
1,140,000	6.350%, 3/15/2040	1,296,810
1,300,000	5.550%, 8/15/2041	1,351,214
1,527,000	5.150%, 3/15/2042	1,518,513
772,000	4.750%, 5/15/2046	730,014
	British Sky Broadcasting Group plc
1,130,000	2.625%, 9/16/2019[g]	1,134,080
	CCO Holdings, LLC
3,100,000	5.875%, 4/1/2024[g]	3,309,250
	CCOH Safari, LLC
1,300,000	5.750%, 2/15/2026[g]	1,345,500
	CenturyLink, Inc.
2,315,000	6.450%, 6/15/2021	2,436,538
	Charter Communications Operating, LLC
1,530,000	6.834%, 10/23/2055	1,790,305
920,000	3.579%, 7/23/2020	937,965
1,560,000	4.908%, 7/23/2025	1,642,086
	Clear Channel Worldwide Holdings, Inc.
2,920,000	6.500%, 11/15/2022	2,985,700
	Columbus International, Inc.
2,945,000	7.375%, 3/30/2021[g]	3,133,892
	Comcast Corporation
1,225,000	2.750%, 3/1/2023	1,214,928
3,265,000	4.400%, 8/15/2035	3,410,322
539,000	4.650%, 7/15/2042	560,114
2,253,000	4.750%, 3/1/2044	2,411,722
	Cox Communications, Inc.
648,000	9.375%, 1/15/2019[g]	731,814
	Crown Castle International Corporation
1,774,000	3.400%, 2/15/2021	1,798,728
2,423,000	5.250%, 1/15/2023	2,607,754
700,000	3.700%, 6/15/2026	686,083
	CSC Holdings, LLC
330,000	5.500%, 4/15/2027[g]	334,125
	Digicel, Ltd.
3,875,000	6.000%, 4/15/2021*	3,503,814
	FairPoint Communications, Inc.
2,260,000	8.750%, 8/15/2019[g]	2,358,875
	Frontier Communications Corporation
3,250,000	8.875%, 9/15/2020	3,461,250
	Level 3 Communications, Inc.
3,020,000	5.375%, 1/15/2024	3,050,200
	Level 3 Financing, Inc.
995,000	5.375%, 5/1/2025	1,014,900
	Neptune Finco Corporation
1,895,000	10.875%, 10/15/2025[g]	2,255,050
	Omnicom Group, Inc.
750,000	3.600%, 4/15/2026	741,194
	S&P Global, Inc.
1,544,000	3.300%, 8/14/2020	1,573,128
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[g]	1,028,624
	SFR Group SA
3,480,000	6.000%, 5/15/2022[g]	3,571,350
	Sprint Communications, Inc.
2,025,000	6.000%, 11/15/2022	2,040,188
	Sprint Corporation
1,400,000	7.625%, 2/15/2025[e]	1,471,750
	Telefonica Emisiones SAU
1,110,000	3.192%, 4/27/2018	1,125,804
	Time Warner Entertainment Company, LP
1,691,000	8.375%, 3/15/2023	2,124,628
	Time Warner, Inc.
760,000	3.600%, 7/15/2025	754,740
975,000	6.250%, 3/29/2041	1,142,177
	T-Mobile USA, Inc.
3,570,000	6.125%, 1/15/2022	3,766,350
	Verizon Communications, Inc.
945,000	1.763%, 6/17/2019[h]	953,592
2,485,000	3.000%, 11/1/2021	2,501,533
3,489,000	5.150%, 9/15/2023	3,853,918
650,000	5.050%, 3/15/2034	683,500
1,165,000	4.272%, 1/15/2036	1,113,286
2,530,000	4.522%, 9/15/2048	2,421,104
	Viacom, Inc.
1,900,000	4.375%, 3/15/2043	1,510,808
1,140,000	5.850%, 9/1/2043	1,115,361
	Vodafone Group plc
1,520,000	6.150%, 2/27/2037	1,701,944

	Total	101,631,682

Consumer Cyclical (0.7%)
	Argos Merger Sub, Inc.
2,730,000	7.125%, 3/15/2023[e,g]	2,784,600
	Automatic Data Processing, Inc.
500,000	3.375%, 9/15/2025	512,023
	Cinemark USA, Inc.
3,525,000	4.875%, 6/1/2023	3,569,063
	CVS Health Corporation
400,000	2.250%, 8/12/2019	402,021
2,900,000	4.875%, 7/20/2035	3,114,037
1,225,000	5.125%, 7/20/2045	1,362,571
	Daimler Finance North America, LLC
1,520,000	1.618%, 10/30/2019[g,h]	1,523,654
	Delphi Automotive plc
1,930,000	3.150%, 11/19/2020	1,959,409
	eBay, Inc.
760,000	2.500%, 3/9/2018	766,575
	Ford Motor Credit Company, LLC
1,140,000	5.000%, 5/15/2018	1,184,454
1,470,000	2.551%, 10/5/2018	1,477,989
1,525,000	2.943%, 1/8/2019	1,541,870
760,000	2.459%, 3/27/2020	749,748
570,000	3.200%, 1/15/2021	570,373
	General Motors Company
750,000	6.600%, 4/1/2036	856,061
1,401,000	6.250%, 10/2/2043	1,546,167
	General Motors Financial Company, Inc.
1,156,000	3.700%, 11/24/2020	1,175,053
772,000	4.200%, 3/1/2021	793,703
1,630,000	4.300%, 7/13/2025	1,614,862

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Consumer Cyclical (0.7%) - continued
	Home Depot, Inc.
$676,000	2.625%, 6/1/2022	$678,540
965,000	3.000%, 4/1/2026	961,739
1,140,000	4.250%, 4/1/2046	1,194,345
	Hyundai Capital America
639,000	2.400%, 10/30/2018[g]	641,541
1,158,000	3.000%, 10/30/2020[g]	1,157,210
	Jaguar Land Rover Automotive plc
1,270,000	4.125%, 12/15/2018[g]	1,304,925
1,100,000	5.625%, 2/1/2023[g]	1,146,750
	KB Home
1,815,000	4.750%, 5/15/2019	1,851,300
	L Brands, Inc.
2,100,000	5.625%, 2/15/2022	2,241,750
	Lear Corporation
1,875,000	5.250%, 1/15/2025	1,971,094
	Lennar Corporation
1,100,000	4.125%, 12/1/2018	1,124,750
1,445,000	4.875%, 12/15/2023	1,430,550
	Live Nation Entertainment, Inc.
2,150,000	5.375%, 6/15/2022[g]	2,225,250
	McDonald’s Corporation
1,100,000	2.750%, 12/9/2020	1,116,258
	MGM Resorts International
3,140,000	6.000%, 3/15/2023	3,391,200
	Newell Rubbermaid, Inc.
772,000	2.600%, 3/29/2019	780,285
1,093,000	5.500%, 4/1/2046	1,252,409
	Prime Security Services Borrower, LLC
1,370,000	9.250%, 5/15/2023[g]	1,491,588
	Rite Aid Corporation
2,955,000	6.125%, 4/1/2023[g]	3,176,625
	Toll Brothers Finance Corporation
620,000	8.910%, 10/15/2017	651,775
609,000	4.000%, 12/31/2018	624,986
	West Corporation
3,470,000	5.375%, 7/15/2022[g]	3,352,888

	Total	61,271,991

Consumer Non-Cyclical (1.1%)
	Abbott Laboratories
760,000	2.350%, 11/22/2019	760,520
950,000	3.400%, 11/30/2023	945,319
900,000	4.750%, 11/30/2036	913,523
723,000	4.900%, 11/30/2046	740,598
	AbbVie, Inc.
1,150,000	2.500%, 5/14/2020	1,149,644
1,910,000	3.600%, 5/14/2025	1,889,362
1,930,000	4.450%, 5/14/2046	1,844,362
	Actavis Funding SCS
2,350,000	4.550%, 3/15/2035	2,322,477
1,140,000	4.850%, 6/15/2044	1,128,201
	Altria Group, Inc.
760,000	2.850%, 8/9/2022	760,094
940,000	2.625%, 9/16/2026	888,791
	Amgen, Inc.
772,000	2.700%, 5/1/2022	763,615
875,000	3.125%, 5/1/2025	850,404
	Anheuser-Busch InBev Finance, Inc.
815,000	2.146%, 2/1/2021[h]	829,334
2,828,000	3.650%, 2/1/2026	2,866,543
3,040,000	4.700%, 2/1/2036	3,196,633
1,930,000	4.900%, 2/1/2046	2,072,305
	Anheuser-Busch InBev Worldwide, Inc.
676,000	3.750%, 1/15/2022	704,902
	BAT International Finance plc
825,000	1.473%, 6/15/2018[g,h]	825,158
	Baxter International, Inc.
950,000	2.600%, 8/15/2026	875,678
	Bayer U.S. Finance, LLC
1,140,000	3.375%, 10/8/2024[g]	1,132,888
	Biogen, Inc.
1,100,000	3.625%, 9/15/2022	1,127,874
	Boston Scientific Corporation
740,000	6.000%, 1/15/2020	812,650
1,025,000	3.850%, 5/15/2025	1,025,687
1,140,000	7.375%, 1/15/2040	1,415,703
	BRF SA
1,500,000	4.750%, 5/22/2024[g]	1,457,250
	Bunge Limited Finance Corporation
960,000	8.500%, 6/15/2019	1,099,387
1,230,000	3.500%, 11/24/2020	1,250,957
	Cardinal Health, Inc.
507,000	4.900%, 9/15/2045	533,943
	Celgene Corporation
1,685,000	2.875%, 8/15/2020	1,703,056
445,000	3.550%, 8/15/2022	455,893
950,000	5.000%, 8/15/2045	985,873
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	532,369
	Conagra Brands, Inc.
579,000	7.125%, 10/1/2026	698,296
	Cott Beverages, Inc.
1,470,000	5.375%, 7/1/2022	1,495,725
	EMD Finance, LLC
880,000	1.343%, 3/17/2017[g,h]	880,202
1,520,000	2.950%, 3/19/2022[g]	1,512,003
	Energizer Holdings, Inc.
2,749,000	5.500%, 6/15/2025[g]	2,755,873
	Envision Healthcare Corporation
3,165,000	5.125%, 7/1/2022[g]	3,153,131
	Express Scripts Holding Company
760,000	3.000%, 7/15/2023	734,861
1,820,000	4.500%, 2/25/2026	1,871,144
305,000	3.400%, 3/1/2027	285,318
	Gilead Sciences, Inc.
435,000	2.550%, 9/1/2020	439,685
1,900,000	2.950%, 3/1/2027	1,815,536
	Grifols Worldwide Operations, Ltd.
3,000,000	5.250%, 4/1/2022	3,105,000
	H. J. Heinz Company
1,250,000	3.500%, 7/15/2022	1,267,561
	HCA, Inc.
1,430,000	5.250%, 6/15/2026	1,478,262
1,505,000	4.500%, 2/15/2027	1,478,662
	Imperial Tobacco Finance plc
1,765,000	2.950%, 7/21/2020[g]	1,774,526
	JBS USA, LLC
2,220,000	5.750%, 6/15/2025[g]	2,247,750
	Kraft Foods Group, Inc.
1,544,000	5.000%, 6/4/2042	1,578,127
	Laboratory Corporation of America Holdings
620,000	2.625%, 2/1/2020	619,068
	McKesson Corporation
825,000	4.883%, 3/15/2044	837,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Consumer Non-Cyclical (1.1%) - continued
	Mead Johnson Nutrition Company
$735,000	3.000%, 11/15/2020	$743,630
	Medtronic plc
3,855,000	4.375%, 3/15/2035	4,071,909
	Merck & Company, Inc.
660,000	1.257%, 2/10/2020[h]	663,434
330,000	3.700%, 2/10/2045	314,002
	Mondelez International, Inc.
672,000	1.406%, 2/1/2019[h]	671,962
	Mylan NV
1,550,000	3.000%, 12/15/2018[g]	1,560,887
450,000	3.150%, 6/15/2021[g]	441,236
2,280,000	5.250%, 6/15/2046[g]	2,099,096
	PepsiCo, Inc.
1,545,000	2.850%, 2/24/2026	1,520,683
	Pernod Ricard SA
1,200,000	3.250%, 6/8/2026[g]	1,149,751
	Perrigo Finance Unlimited Company
2,315,000	3.500%, 3/15/2021	2,337,238
	Reynolds American, Inc.
800,000	2.300%, 8/21/2017	803,913
2,338,000	5.700%, 8/15/2035	2,680,833
	Roche Holdings, Inc.
1,158,000	4.000%, 11/28/2044[g]	1,151,828
	Shire Acquisitions Investments Ireland Designated Activity Company
1,140,000	2.400%, 9/23/2021	1,100,186
1,140,000	3.200%, 9/23/2026	1,063,824
	Tenet Healthcare Corporation
3,090,000	8.125%, 4/1/2022	2,915,415
	Teva Pharmaceutical Finance Netherlands III BV
1,555,000	2.200%, 7/21/2021	1,486,288
950,000	2.800%, 7/21/2023	898,242
700,000	4.100%, 10/1/2046	598,612
	Thermo Fisher Scientific, Inc.
579,000	3.000%, 4/15/2023	568,460
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022	994,250
	VRX Escrow Corporation
4,500,000	6.125%, 4/15/2025[g]	3,380,625
	Zoetis, Inc.
1,500,000	4.700%, 2/1/2043	1,457,384

	Total	104,563,098

Energy (0.8%)
	Anadarko Petroleum Corporation
1,085,000	4.850%, 3/15/2021	1,162,448
	Antero Resources Corporation
960,000	5.125%, 12/1/2022	969,600
1,500,000	5.625%, 6/1/2023	1,535,625
	Apache Corporation
1,500,000	4.750%, 4/15/2043	1,542,177
	Boardwalk Pipelines, LP
765,000	5.950%, 6/1/2026	829,892
	BP Capital Markets plc
1,590,000	3.062%, 3/17/2022	1,606,643
2,285,000	3.535%, 11/4/2024	2,316,277
415,000	3.119%, 5/4/2026	404,725
	Buckeye Partners, LP
1,182,000	2.650%, 11/15/2018	1,189,546
240,000	3.950%, 12/1/2026	233,792
	Canadian Natural Resources, Ltd.
1,600,000	3.450%, 11/15/2021	1,634,086
750,000	6.250%, 3/15/2038	851,947
	Cheniere Corpus Christi Holdings, LLC
2,245,000	5.875%, 3/31/2025[g]	2,290,596
	CNOOC Nexen Finance
651,000	1.625%, 4/30/2017	650,388
	CNPC General Capital, Ltd.
543,000	2.750%, 4/19/2017[g]	544,372
	Columbia Pipeline Group, Inc.
1,480,000	2.450%, 6/1/2018	1,487,008
	Concho Resources, Inc.
2,907,000	6.500%, 1/15/2022	3,007,873
1,101,432	5.500%, 10/1/2022	1,141,359
995,000	4.375%, 1/15/2025	993,020
	Contura Energy, Inc.
1,167,000	10.000%, 8/1/2021*,e	1,245,772
	Crestwood Midstream Partners, LP
775,000	6.125%, 3/1/2022	794,375
	Devon Energy Corporation
1,150,000	3.250%, 5/15/2022[e]	1,141,511
	Ecopetrol SA
640,000	5.875%, 9/18/2023	677,440
	Enbridge Energy Partners, LP
760,000	4.375%, 10/15/2020	792,841
	Enbridge, Inc.
700,000	1.384%, 6/2/2017[h]	700,065
760,000	4.250%, 12/1/2026	777,037
	Encana Corporation
413,000	3.900%, 11/15/2021	415,965
1,520,000	6.500%, 2/1/2038	1,642,755
	Energy Transfer Partners, LP
1,520,000	4.650%, 6/1/2021	1,576,828
970,000	4.900%, 3/15/2035	905,179
	EnLink Midstream Partners, LP
775,000	4.150%, 6/1/2025	751,304
569,000	4.850%, 7/15/2026	573,192
	Enterprise Products Operating, LLC
942,000	5.100%, 2/15/2045	991,623
	EQT Corporation
659,000	5.150%, 3/1/2018	679,272
770,000	8.125%, 6/1/2019	866,008
425,000	4.875%, 11/15/2021	453,556
	Exxon Mobil Corporation
625,000	4.114%, 3/1/2046	638,831
	Magellan Midstream Partners, LP
1,070,000	5.000%, 3/1/2026	1,171,775
	Marathon Oil Corporation
1,140,000	2.700%, 6/1/2020	1,140,876
	Marathon Petroleum Corporation
560,000	3.400%, 12/15/2020	572,284
600,000	4.750%, 9/15/2044	530,947
	MEG Energy Corporation
1,100,000	6.500%, 3/15/2021[g]	1,017,500
	MPLX, LP
1,500,000	4.875%, 6/1/2025	1,540,333
	Newfield Exploration Company
2,780,000	5.625%, 7/1/2024	2,898,150
	Noble Energy, Inc.
970,000	5.625%, 5/1/2021	1,011,152
	Northern Tier Energy, LLC
3,225,000	7.125%, 11/15/2020	3,349,969
	Occidental Petroleum Corporation
1,520,000	4.100%, 2/15/2047	1,477,417
	Petrobras Global Finance BV
474,000	8.375%, 5/23/2021	510,735
1,140,000	8.750%, 5/23/2026	1,229,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Energy (0.8%) - continued
	Petrobras International Finance Company
$760,000	5.750%, 1/20/2020	$769,500
	Petroleos Mexicanos
570,000	5.375%, 3/13/2022[g]	583,669
680,000	2.378%, 4/15/2025	679,708
1,000,000	6.750%, 9/21/2047[g]	944,800
	Phillips 66 Partners, LP
950,000	3.550%, 10/1/2026	918,019
	Pioneer Natural Resources Company
750,000	4.450%, 1/15/2026	793,617
	Regency Energy Partners, LP
1,470,000	5.000%, 10/1/2022	1,556,160
	Rice Energy, Inc.
2,440,000	6.250%, 5/1/2022	2,507,100
	Rowan Companies, Inc.
310,000	7.375%, 6/15/2025	316,200
	Sabine Pass Liquefaction, LLC
1,430,000	5.625%, 3/1/2025	1,530,100
	Schlumberger Holdings Corporation
560,000	3.000%, 12/21/2020[g]	571,399
950,000	4.000%, 12/21/2025[g]	994,254
	Shell International Finance BV
615,000	1.352%, 5/11/2020[h]	615,397
	Suncor Energy, Inc.
990,000	3.600%, 12/1/2024	1,013,253
	Sunoco Logistics Partners Operations, LP
2,660,000	4.400%, 4/1/2021	2,798,972
	Valero Energy Corporation
1,900,000	3.400%, 9/15/2026	1,817,521
	Weatherford International, Ltd.
2,630,000	8.250%, 6/15/2023[e]	2,676,025
	WPX Energy, Inc.
1,500,000	7.500%, 8/1/2020[e]	1,612,500

	Total	79,164,035

Financials (2.4%)
	ABN AMRO Bank NV
1,550,000	4.750%, 7/28/2025[g]	1,568,226
	ACE INA Holdings, Inc.
1,115,000	4.350%, 11/3/2045	1,175,362
	AerCap Ireland Capital, Ltd.
760,000	3.750%, 5/15/2019	774,250
760,000	4.625%, 10/30/2020	790,400
3,165,000	5.000%, 10/1/2021	3,327,206
760,000	4.625%, 7/1/2022	782,800
	Aetna, Inc.
1,150,000	2.400%, 6/15/2021	1,143,766
1,500,000	2.800%, 6/15/2023	1,475,854
765,000	3.200%, 6/15/2026	755,675
1,100,000	4.250%, 6/15/2036	1,101,141
	Air Lease Corporation
800,000	2.125%, 1/15/2018	801,366
339,000	2.625%, 9/4/2018	341,303
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	964,109
2,025,000	4.125%, 3/30/2020	2,065,500
	American Express Credit Corporation
945,000	1.543%, 3/18/2019[h]	946,803
	American International Group, Inc.
530,000	3.300%, 3/1/2021	542,429
1,154,000	4.125%, 2/15/2024	1,199,365
525,000	3.900%, 4/1/2026	533,494
	Aon plc
577,000	3.875%, 12/15/2025	587,339
	Avalonbay Communities, Inc.
1,650,000	3.500%, 11/15/2025	1,650,940
	Banco Santander Chile
1,200,000	1.776%, 4/11/2017[g,h]	1,198,560
	Bank of America Corporation
1,544,000	8.000%, 1/30/2018[j]	1,586,460
1,325,000	2.066%, 3/22/2018[h]	1,333,919
840,000	1.716%, 4/1/2019[h]	843,952
1,300,000	2.625%, 10/19/2020	1,299,744
1,280,000	3.300%, 1/11/2023	1,283,004
1,520,000	4.000%, 4/1/2024	1,565,842
1,540,000	4.000%, 1/22/2025	1,540,014
1,150,000	3.500%, 4/19/2026	1,133,047
1,908,000	5.875%, 2/7/2042	2,302,046
	Bank of New York Mellon Corporation
1,930,000	2.500%, 4/15/2021	1,930,500
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
530,000	2.850%, 9/8/2021[g]	529,597
	Barclays Bank plc
386,000	10.179%, 6/12/2021[g]	478,922
	Barclays plc
990,000	2.750%, 11/8/2019	987,386
1,544,000	3.650%, 3/16/2025	1,492,773
	BB&T Corporation
560,000	1.595%, 1/15/2020[h]	561,923
	Berkshire Hathaway, Inc.
965,000	2.750%, 3/15/2023	960,384
	BPCE SA
960,000	5.700%, 10/22/2023[g]	1,009,232
	Caisse Centrale Desjardins du Quebec
780,000	1.552%, 1/29/2018[g,h]	779,205
	Capital One Financial Corporation
820,000	2.450%, 4/24/2019	824,877
	Centene Escrow Corporation
3,100,000	5.625%, 2/15/2021	3,259,340
	Cigna Corporation
980,000	5.375%, 2/15/2042	1,089,817
	CIT Group, Inc.
2,970,000	5.000%, 8/15/2022	3,096,225
	Citigroup, Inc.
700,000	1.642%, 4/8/2019[h]	700,851
1,555,000	2.700%, 3/30/2021	1,550,122
850,000	4.050%, 7/30/2022	878,801
2,515,000	4.400%, 6/10/2025	2,569,679
1,520,000	3.200%, 10/21/2026	1,451,258
1,140,000	4.125%, 7/25/2028	1,124,250
598,000	4.650%, 7/30/2045[e]	629,065
	Citizens Bank NA
1,865,000	2.300%, 12/3/2018	1,874,189
	CoBank ACB
495,000	1.563%, 6/15/2022[h]	473,451
	Compass Bank
920,000	2.750%, 9/29/2019	914,566
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
795,000	3.950%, 11/9/2022	816,922
	Credit Agricole SA
820,000	1.680%, 4/15/2019[g,h]	823,561
	Credit Suisse AG
772,000	5.400%, 1/14/2020	827,196
	Credit Suisse Group Funding, Ltd.
2,316,000	2.750%, 3/26/2020	2,294,392
1,544,000	3.750%, 3/26/2025	1,518,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Financials (2.4%) - continued
	Deutsche Bank AG
$2,300,000	3.375%, 5/12/2021	$2,274,790
	Digital Realty Trust LP
1,500,000	3.400%, 10/1/2020	1,524,703
	Discover Bank
1,750,000	8.700%, 11/18/2019	1,986,042
	Discover Financial Services
640,000	6.450%, 6/12/2017	653,107
	DRB Prime Student Loan Trust
	2.492%, 10/27/2031, Series
1,123,055	2015-B, Class A1*,h	1,143,034
	Duke Realty, LP
330,000	3.875%, 2/15/2021	343,647
990,000	4.375%, 6/15/2022	1,054,001
	ERP Operating, LP
337,000	3.375%, 6/1/2025	334,140
	European Investment Bank
1,215,000	1.875%, 3/15/2019	1,222,829
	Fifth Third Bancorp
991,000	5.450%, 1/15/2017	992,361
740,000	2.875%, 7/27/2020	748,140
530,000	2.875%, 10/1/2021	535,808
	GE Capital International Funding Company
3,052,000	4.418%, 11/15/2035	3,193,100
	Genworth Financial, Inc.
570,000	7.700%, 6/15/2020	551,304
	Goldman Sachs Group, Inc.
840,000	2.087%, 4/30/2018[h]	847,316
620,000	2.006%, 11/15/2018[h]	625,894
3,145,000	5.375%, 3/15/2020	3,410,127
780,000	2.042%, 4/23/2020[h]	787,454
3,088,000	5.250%, 7/27/2021	3,381,465
1,900,000	2.350%, 11/15/2021	1,844,167
772,000	3.500%, 1/23/2025	760,765
1,260,000	4.750%, 10/21/2045	1,325,880
	Hartford Financial Services Group, Inc.
1,960,000	5.125%, 4/15/2022	2,171,835
	HBOS plc
1,932,000	6.750%, 5/21/2018[g]	2,036,807
	HCP, Inc.
2,430,000	4.000%, 12/1/2022	2,498,742
660,000	3.400%, 2/1/2025	630,701
	HSBC Bank plc
1,765,000	1.546%, 5/15/2018[g,h]	1,765,597
	HSBC Holdings plc
1,550,000	3.400%, 3/8/2021	1,574,857
1,475,000	6.875%, 6/1/2021[e,j]	1,556,125
1,225,000	2.650%, 1/5/2022	1,197,479
1,170,000	3.600%, 5/25/2023	1,175,503
1,460,000	3.900%, 5/25/2026	1,467,875
	Huntington Bancshares, Inc.
304,000	2.600%, 8/2/2018	306,912
	Huntington National Bank
1,030,000	2.200%, 11/6/2018	1,032,721
	Icahn Enterprises, LP
1,565,000	6.000%, 8/1/2020	1,598,256
	ING Capital Funding Trust III
1,015,000	4.438%, 3/31/2017[h,j]	1,009,925
	Intesa Sanpaolo SPA
1,605,000	5.250%, 1/12/2024	1,686,755
	J.P. Morgan Chase & Company
2,335,000	7.900%, 4/30/2018[j]	2,417,892
1,215,000	6.300%, 4/23/2019	1,327,164
625,000	2.250%, 1/23/2020	623,137
900,000	2.295%, 8/15/2021	882,507
1,930,000	4.500%, 1/24/2022	2,079,353
1,158,000	3.200%, 1/25/2023	1,169,718
1,950,000	2.700%, 5/18/2023	1,905,733
825,000	2.112%, 10/24/2023[h]	841,474
1,320,000	3.625%, 5/13/2024	1,341,112
2,585,000	3.125%, 1/23/2025	2,523,730
1,250,000	3.300%, 4/1/2026	1,226,425
	KeyBank NA
1,225,000	2.350%, 3/8/2019	1,231,575
	KeyCorp
1,600,000	2.900%, 9/15/2020	1,617,757
	Kookmin Bank
1,225,000	1.625%, 8/1/2019[g]	1,206,613
	Liberty Mutual Group, Inc.
1,502,000	4.950%, 5/1/2022[g]	1,637,206
	Liberty Property, LP
2,210,000	3.750%, 4/1/2025	2,218,765
	Lincoln National Corporation
750,000	8.750%, 7/1/2019	862,586
1,158,000	7.000%, 6/15/2040	1,459,723
	Lloyds Bank plc
885,000	1.490%, 3/16/2018[h]	886,201
	Merrill Lynch & Company, Inc.
2,295,000	6.400%, 8/28/2017	2,365,300
	MetLife, Inc.
1,300,000	4.050%, 3/1/2045	1,244,092
	Mitsubishi UFJ Financial Group, Inc.
1,200,000	2.190%, 9/13/2021	1,165,852
	Mizuho Bank, Ltd.
960,000	1.850%, 3/21/2018[g]	958,202
	Morgan Stanley
2,625,000	6.625%, 4/1/2018	2,775,643
560,000	2.162%, 4/25/2018[h]	565,860
780,000	2.026%, 1/27/2020[h]	786,901
760,000	5.550%, 7/15/2020[j]	768,550
945,000	2.500%, 4/21/2021	933,918
1,900,000	2.625%, 11/17/2021	1,875,308
670,000	4.875%, 11/1/2022	717,285
1,530,000	4.000%, 7/23/2025	1,566,211
1,925,000	4.350%, 9/8/2026	1,961,446
	MPT Operating Partnership, LP
2,200,000	6.375%, 3/1/2024	2,301,750
	Nasdaq, Inc.
900,000	3.850%, 6/30/2026	892,777
	National City Corporation
975,000	6.875%, 5/15/2019	1,072,747
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	534,872
	Quicken Loans, Inc.
3,265,000	5.750%, 5/1/2025[g]	3,175,212
	Realty Income Corporation
302,000	2.000%, 1/31/2018	302,820
	Regions Bank
344,000	7.500%, 5/15/2018	368,484
	Regions Financial Corporation
1,400,000	2.250%, 9/14/2018	1,404,353
1,158,000	3.200%, 2/8/2021	1,173,445
	Reinsurance Group of America, Inc.
500,000	5.625%, 3/15/2017	504,060
990,000	5.000%, 6/1/2021	1,068,938
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[g]	664,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Financials (2.4%) - continued
	Royal Bank of Scotland Group plc
$850,000	8.625%, 8/15/2021[j]	$867,000
1,000,000	3.875%, 9/12/2023	959,186
	Santander Holdings USA, Inc.
1,030,000	3.450%, 8/27/2018	1,045,417
	Santander UK Group Holdings plc
1,351,000	2.875%, 10/16/2020	1,338,829
	Santander UK plc
608,000	3.050%, 8/23/2018	617,491
	Simon Property Group, LP
570,000	2.500%, 9/1/2020	573,877
1,400,000	2.750%, 2/1/2023	1,379,076
1,520,000	4.250%, 11/30/2046	1,490,950
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[g]	1,027,631
	Standard Chartered plc
1,200,000	2.100%, 8/19/2019[g]	1,185,752
	State Street Corporation
873,000	1.809%, 8/18/2020[h]	884,676
	Sumitomo Mitsui Banking Corporation
930,000	1.460%, 1/16/2018[h]	931,166
	Sumitomo Mitsui Financial Group, Inc.
1,140,000	3.010%, 10/19/2026	1,089,265
	Svenska Handelsbanken AB
1,190,000	1.483%, 6/17/2019[h]	1,190,870
	Synchrony Financial
520,000	2.111%, 2/3/2020[h]	514,116
560,000	3.750%, 8/15/2021	575,075
2,125,000	4.250%, 8/15/2024	2,160,660
	Toronto-Dominion Bank
560,000	1.889%, 12/14/2020[h]	566,583
	UBS Group Funding Jersey, Ltd.
1,930,000	2.950%, 9/24/2020[g]	1,929,406
1,158,000	4.125%, 9/24/2025[g]	1,178,742
	UnitedHealth Group, Inc.
375,000	3.350%, 7/15/2022	385,949
3,450,000	4.625%, 7/15/2035	3,754,725
	USB Realty Corporation
535,000	2.027%, 1/15/2022[g,h,j]	470,800
	Voya Financial, Inc.
1,185,000	2.900%, 2/15/2018	1,199,534
	Wells Fargo & Company
780,000	1.567%, 1/30/2020[h]	779,617
1,550,000	2.550%, 12/7/2020	1,550,541
1,520,000	3.450%, 2/13/2023	1,523,947
1,320,000	3.000%, 2/19/2025	1,266,396
1,875,000	3.000%, 4/22/2026	1,786,661
1,475,000	3.000%, 10/23/2026	1,402,393
1,500,000	4.900%, 11/17/2045	1,537,711
	Welltower, Inc.
300,000	2.250%, 3/15/2018	301,243
655,000	3.750%, 3/15/2023	667,522
740,000	4.000%, 6/1/2025	755,317

	Total	220,806,081

Foreign Government (0.1%)
	Argentina Government International Bond
1,110,000	7.500%, 4/22/2026[g]	1,165,500
	Brazil Government International Bond
1,900,000	7.125%, 1/20/2037	1,980,750
	Export-Import Bank of Korea
765,000	2.250%, 1/21/2020	760,483
	Indonesia Government International Bond
2,300,000	5.250%, 1/8/2047[g]	2,293,381
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[g]	1,258,514
	Mexico Government International Bond
1,025,000	4.125%, 1/21/2026	1,016,800
1,025,000	4.350%, 1/15/2047	878,938

	Total	9,354,366

Mortgage-Backed Securities (10.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
65,995,000	3.000%, 1/1/2032[c]	67,691,071
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
48,845,000	4.000%, 1/1/2047[c]	51,277,481
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
59,375,000	2.500%, 1/1/2032[c]	59,440,312
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
6,644,372	1.740%, 7/1/2043[h]	6,828,513
5,785,705	2.043%, 7/1/2043[h]	5,958,268
5,956,709	2.088%, 8/1/2043[h]	6,135,652
182,200,000	3.000%, 1/1/2047[c]	180,869,940
336,550,000	3.500%, 1/1/2047[c]	344,728,165
192,432,500	4.000%, 1/1/2047[c]	202,208,071
71,494,000	4.500%, 1/1/2047[c]	76,870,349

	Total	1,002,007,822

Technology (0.5%)
	Amphenol Corporation
511,000	2.550%, 1/30/2019	516,956
	Apple, Inc.
615,000	1.202%, 5/6/2020[h]	614,494
2,676,000	3.200%, 5/13/2025	2,683,533
1,154,000	4.650%, 2/23/2046	1,243,635
	Avnet, Inc.
1,100,000	3.750%, 12/1/2021	1,105,761
	Cisco Systems, Inc.
825,000	1.431%, 3/1/2019[h]	829,708
	CommScope Technologies Finance, LLC
2,125,000	6.000%, 6/15/2025[g]	2,252,500
	Diamond 1 Finance Corporation
950,000	3.480%, 6/1/2019[g]	969,521
755,000	5.450%, 6/15/2023[g]	800,040
579,000	6.020%, 6/15/2026[g]	626,414
1,140,000	8.100%, 7/15/2036[g]	1,354,371
760,000	8.350%, 7/15/2046[g]	934,341
	Equinix, Inc.
2,695,000	5.750%, 1/1/2025	2,816,275
	Fidelity National Information Services, Inc.
1,560,000	2.850%, 10/15/2018	1,586,832
1,159,000	3.625%, 10/15/2020	1,198,990
	First Data Corporation
1,570,000	5.375%, 8/15/2023[g]	1,628,875
	Hewlett Packard Enterprise Company
1,520,000	2.450%, 10/5/2017	1,528,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Technology (0.5%) - continued
$760,000	2.850%, 10/5/2018	$767,206
760,000	4.400%, 10/15/2022	790,599
	Intel Corporation
320,000	3.100%, 7/29/2022	328,706
925,000	3.700%, 7/29/2025	974,373
1,737,000	4.100%, 5/19/2046	1,718,061
	International Business Machines Corporation
1,544,000	4.700%, 2/19/2046[e]	1,680,080
	Iron Mountain, Inc.
2,740,000	6.000%, 8/15/2023	2,911,250
	Micron Technology, Inc.
4,415,000	7.500%, 9/15/2023[g]	4,889,613
	Microsoft Corporation
2,400,000	4.750%, 11/3/2055	2,604,514
2,400,000	4.200%, 11/3/2035	2,521,500
1,325,000	3.700%, 8/8/2046	1,244,735
	NXP BV
1,830,000	3.875%, 9/1/2022[g]	1,852,875
	Oracle Corporation
565,000	2.500%, 5/15/2022	560,478
1,544,000	2.400%, 9/15/2023	1,494,069
1,690,000	2.950%, 5/15/2025	1,654,454
	Qualcomm, Inc.
1,158,000	3.000%, 5/20/2022	1,172,145
	Sensata Technologies UK Financing Company plc
1,555,000	6.250%, 2/15/2026[g]	1,624,975

	Total	51,480,250

Transportation (0.2%)
	Air Canada Pass Through Trust
493,761	3.875%, 3/15/2023[g]	476,479
	American Airlines Pass Through Trust
1,463,532	3.375%, 5/1/2027	1,441,579
	Avis Budget Car Rental, LLC
2,275,000	5.125%, 6/1/2022[e,g]	2,229,500
1,625,000	6.375%, 4/1/2024[e,g]	1,622,969
	Burlington Northern Santa Fe, LLC
1,320,000	5.050%, 3/1/2041	1,495,268
1,640,000	3.900%, 8/1/2046	1,599,953
	Continental Airlines, Inc.
666,326	4.150%, 4/11/2024	684,650
	CSX Corporation
1,520,000	4.250%, 11/1/2066	1,383,782
532,000	3.700%, 11/1/2023	551,529
	Delta Air Lines, Inc.
268,063	4.950%, 5/23/2019	280,929
	ERAC USA Finance, LLC
294,000	2.800%, 11/1/2018[g]	297,628
	J.B. Hunt Transport Services, Inc.
510,000	3.300%, 8/15/2022	511,485
	Southwest Airlines Company
1,075,000	2.750%, 11/6/2019	1,093,461
	Virgin Australia Holdings, Ltd.
268,904	5.000%, 10/23/2023[g]	281,005
	XPO Logistics, Inc.
2,270,000	6.500%, 6/15/2022[e,g]	2,383,500

	Total	16,333,717

U.S. Government and Agencies (7.4%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	714,577
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	651,953
	U.S. Treasury Bonds
4,750,000	5.250%, 11/15/2028	6,037,098
2,975,000	4.375%, 5/15/2040	3,668,963
35,920,000	3.625%, 2/15/2044	39,729,639
25,136,000	2.500%, 5/15/2046	22,282,335
6,000,000	2.875%, 11/15/2046	5,778,570
	U.S. Treasury Bonds, TIPS
4,435,794	0.125%, 4/15/2019	4,490,971
35,505,655	0.125%, 1/15/2023	35,239,434
134,647	2.375%, 1/15/2025	154,581
31,708,929	0.625%, 1/15/2026	31,982,355
95,060	2.125%, 2/15/2040	117,698
1,016,253	0.750%, 2/15/2042	961,776
	U.S. Treasury Notes
2,800,000	0.875%, 1/31/2017[l]	2,801,114
25,100,000	0.875%, 3/31/2018	25,065,538
65,050,000	1.000%, 11/30/2018[e]	64,828,245
14,000,000	0.750%, 2/15/2019	13,856,962
13,600,000	1.000%, 10/15/2019	13,448,292
112,320,000	1.500%, 10/31/2019	112,539,249
76,185,000	1.375%, 9/30/2020	75,265,752
5,000,000	1.375%, 5/31/2021	4,896,130
38,359,000	1.125%, 8/31/2021	37,027,176
1,000,000	2.125%, 9/30/2021	1,007,898
2,000,000	2.125%, 6/30/2022	2,004,874
8,105,000	1.625%, 8/15/2022	7,895,559
1,520,000	1.375%, 9/30/2023	1,437,646
50,800,000	1.625%, 10/31/2023	48,812,755
68,135,000	2.250%, 11/15/2024	67,626,985
55,654,000	2.000%, 11/15/2026[e]	53,460,676

	Total	683,784,801

Utilities (0.8%)
	American Electric Power Company, Inc.
2,552,000	2.950%, 12/15/2022	2,565,324
	Arizona Public Service Company
675,000	2.200%, 1/15/2020	675,381
	Berkshire Hathaway Energy Company
495,000	2.400%, 2/1/2020	496,043
	Calpine Corporation
1,470,000	5.375%, 1/15/2023	1,436,925
	Chesapeake Midstream Partners, LP
1,930,000	6.125%, 7/15/2022	1,990,635
	CMS Energy Corporation
1,140,000	2.950%, 2/15/2027	1,080,263
	Commonwealth Edison Company
1,300,000	3.700%, 3/1/2045	1,220,042
965,000	4.350%, 11/15/2045	1,005,498
	Consolidated Edison Company of New York, Inc.
579,000	4.500%, 12/1/2045	612,704
	Consolidated Edison, Inc.
772,000	2.000%, 5/15/2021	753,826
	Dominion Resources, Inc.
1,495,000	2.962%, 7/1/2019	1,512,904
	DTE Electric Company
965,000	3.700%, 3/15/2045	920,683
1,225,000	3.700%, 6/1/2046	1,175,869
	DTE Energy Company
265,000	2.400%, 12/1/2019	266,178
	Duke Energy Corporation
1,073,000	2.100%, 6/15/2018	1,077,406
1,520,000	3.750%, 9/1/2046	1,365,413
	Duke Energy Indiana, LLC
1,550,000	3.750%, 5/15/2046	1,454,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (29.7%)	Value
Utilities (0.8%) - continued
	Dynegy, Inc.
$2,665,000	7.375%, 11/1/2022	$2,545,075
	Edison International
1,520,000	2.950%, 3/15/2023	1,502,132
	Emera U.S. Finance, LP
1,175,000	2.150%, 6/15/2019[g]	1,172,562
1,160,000	4.750%, 6/15/2046[g]	1,167,519
	Enel Finance International NV
474,000	6.250%, 9/15/2017[g]	488,516
	Energy Transfer Equity, LP
1,470,000	5.500%, 6/1/2027	1,433,250
	Eversource Energy
565,000	1.600%, 1/15/2018	563,657
	Exelon Corporation
825,000	5.100%, 6/15/2045	875,322
1,158,000	4.450%, 4/15/2046	1,131,329
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,153,759
505,000	2.950%, 1/15/2020	510,750
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	301,309
760,000	5.300%, 7/1/2043	829,847
	Kinder Morgan Energy Partners, LP
1,150,000	3.500%, 3/1/2021	1,166,601
	MidAmerican Energy Holdings Company
2,316,000	6.500%, 9/15/2037	3,010,003
	Monongahela Power Company
990,000	5.400%, 12/15/2043[g]	1,154,987
	National Rural Utilities Cooperative Finance Corporation
1,500,000	2.300%, 11/1/2020	1,489,875
	NextEra Energy Capital Holdings, Inc.
965,000	2.300%, 4/1/2019	971,969
	NiSource Finance Corporation
2,200,000	5.650%, 2/1/2045	2,560,367
	Northern States Power Company
1,670,000	4.125%, 5/15/2044	1,694,511
	NRG Energy, Inc.
1,100,000	6.625%, 3/15/2023	1,102,750
	Oncor Electric Delivery Company, LLC
960,000	3.750%, 4/1/2045	918,461
	Pacific Gas & Electric Company
1,158,000	4.250%, 3/15/2046	1,174,374
	PG&E Corporation
485,000	2.400%, 3/1/2019	486,735
	PPL Capital Funding, Inc.
508,000	3.500%, 12/1/2022	518,959
1,900,000	5.000%, 3/15/2044	2,005,534
	Regency Energy Partners, LP
1,520,000	5.875%, 3/1/2022	1,670,556
	Sempra Energy
1,640,000	6.150%, 6/15/2018	1,737,208
630,000	2.400%, 3/15/2020	628,727
	Southern California Edison Company
375,000	2.400%, 2/1/2022	373,545
	Southern Company
1,550,000	1.850%, 7/1/2019	1,544,535
1,550,000	4.400%, 7/1/2046	1,530,021
	Southwestern Electric Power Company
620,000	3.900%, 4/1/2045	576,309
	Targa Resources Partners, LP
975,000	5.250%, 5/1/2023	984,750
	Tesoro Corporation
2,920,000	4.750%, 12/15/2023[g]	2,934,600
	Tesoro Logistics, LP
2,460,000	5.250%, 1/15/2025	2,512,275
	TransAlta Corporation
1,213,000	1.900%, 6/3/2017	1,206,935
	Williams Partners, LP
1,550,000	5.100%, 9/15/2045	1,470,524
	Xcel Energy, Inc.
1,450,000	3.350%, 12/1/2026	1,449,042

	Total	70,159,034

	Total Long-Term Fixed Income (cost $2,743,821,405)	2,746,583,349

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
798	Henkel AG & Company KGaA, 1.470%	94,994

	Total	94,994

Energy (<0.1%)
25,286	Alpha Natural Resources, Inc., 0.000%[d]	505,720
25,286	ANR Holdings, Inc., 0.000%[d]	136,545

	Total	642,265

	Total Preferred Stock (cost $194,605)	737,259

	Collateral Held for Securities Loaned (2.0%)
186,669,340	Thrivent Cash Management Trust	186,669,340

	Total Collateral Held for Securities Loaned (cost $186,669,340)	186,669,340

Shares or Principal Amount	Short-Term Investments (15.8%)[m]
	Federal Home Loan Bank Discount Notes
18,000,000	0.340%, 1/4/2017[n]	17,999,802
100,000	0.500%, 1/6/2017[n]	99,997
1,500,000	0.440%, 1/18/2017[n]	1,499,763
1,300,000	0.500%, 1/19/2017[n]	1,299,780
9,600,000	0.385%, 1/20/2017[n]	9,598,282
9,100,000	0.459%, 2/1/2017[n]	9,096,333
800,000	0.515%, 2/9/2017[n]	799,589
200,000	0.490%, 2/10/2017[n]	199,894
2,400,000	0.500%, 2/17/2017[n]	2,398,500
7,000,000	0.530%, 2/22/2017[n]	6,995,142
	Federal National Mortgage Association Discount Notes
12,000,000	0.345%, 1/11/2017[n]	11,998,992
	Thrivent Core Short-Term Reserve Fund
138,900,615	0.910%	1,389,006,154
	U.S. Treasury Bills
3,600,000	0.412%, 1/26/2017[l]	3,599,031
1,200,000	0.411%, 2/2/2017[l]	1,199,578
5,800,000	0.473%, 2/9/2017[l]	5,797,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (15.8%)[m]	Value
	U.S. Treasury Notes
1,900,000	0.500%, 1/31/2017	$1,900,216

	Total Short-Term Investments (cost $1,463,486,512)	1,463,488,385

	Total Investments (cost $9,596,844,026) 112.5%	$10,417,700,288

	Other Assets and Liabilities, Net (12.5%)	(1,156,303,810)

	Total Net Assets 100.0%	$9,261,396,478

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $213,856,456 or 2.3% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
l	At December 31, 2016, $2,547,481 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Portfolio as of December 31, 2016 was $111,487,740 or 1.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$1,399,300
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	1,679,566
Apidos CLO XVIII, 7/22/2026	6/25/2014	1,396,500
Ares CLO, Ltd., 11/15/2025	11/26/2014	2,750,000
Ares CLO, Ltd., 10/12/2023	5/15/2015	4,400,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	1,399,300
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	956,794
Betony CLO, Ltd., 4/15/2027	11/17/2016	1,260,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	1,400,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	1,398,586
CAM Mortgage, LLC, 7/15/2064	6/24/2015	27,438
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	1,400,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	1,213,907
Cent CLO 16, LP, 8/1/2024	9/5/2014	1,360,200
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	1,400,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	3,027,549
Contura Energy, Inc., 8/1/2021	5/20/2013	1,842,381
Digicel, Ltd., 4/15/2021	8/18/2014	3,659,303
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	3,449,489
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	1,032,530
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	1,141,060
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	1,400,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	67,913
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	4,500,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	1,325,000
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	2,686,230
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	1,346,625
Limerock CLO III, LLC, 10/20/2026	10/16/2014	4,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	1,523,170
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	3,732,106
Magnetite XII, Ltd., 4/15/2027	11/17/2016	4,425,000
Marlette Funding Trust, 1/17/2023	7/20/2016	1,692,076
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	4,513,280
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	3,792,749
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	1,100,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	4,500,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	1,400,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	4,488,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	1,392,020
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	3,260,000
Shackleton, Ltd., 4/15/2027	12/16/2016	4,500,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	$4,516,126
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	1,854,067
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	1,281,546
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	4,466,250
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	4,145,352
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	773,014
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	1,397,900

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$135,038,038
Common Stock	47,486,754

Total lending	$182,524,792
Gross amount payable upon return of collateral for securities loaned	$186,669,340

Net amounts due to counterparty	$4,144,548

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.6%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$452,109	10.000%, 10/5/2021	$457,950
	Axalta Coating Systems US Holdings, Inc.,Term Loan
1,084,859	3.498%, 2/1/2023	1,095,034
	Chemours Company, Term Loan
1,028,179	3.770%, 5/12/2022	1,021,116
	Fortescue Metals Group, Ltd., Term Loan
586,946	3.750%, 6/30/2019	588,120
	Ineos US Finance, LLC, Term Loan
2,243,140	3.750%, 12/15/2020	2,252,494
	Tronox Pigments BV, Term Loan
1,951,434	4.500%, 3/19/2020	1,957,932

	Total	7,372,646

Capital Goods (0.1%)
	Accudyne Industries, LLC, Term Loan
1,145,978	4.000%, 12/13/2019	1,081,723
	Advanced Disposal Services, Inc., Term Loan
964,858	3.500%, 11/10/2023	972,703
	Berry Plastics Group, Inc., Term Loan
1,642,510	3.500%, 2/8/2020	1,653,712
	Cortes NP Acquisition Corporation, Term Loan
3,025,000	6.000%, 11/30/2023	3,062,812

	Total	6,770,950

Communications Services (0.8%)
	Altice US Finance I Corporation, Term Loan
1,054,360	3.882%, 1/15/2025	1,064,904
	Atlantic Broadband Penn, LLC, Term Loan
879,939	3.250%, 11/30/2019	882,139
	Beasley Broadcast Group, Inc., Term Loan
860,000	7.000%, 11/1/2023	860,000
	Charter Communications Operating, LLC, Term Loan
443,900	3.020%, 7/1/2020	445,751
	Grande Communications Networks, LLC, Term Loan
1,312,449	4.500%, 5/29/2020	1,320,324
	Hargray Communications Group, Inc., Term Loan
1,940,371	4.750%, 6/26/2019	1,961,385
	Integra Telecom Holdings, Inc., Term Loan
1,247,201	5.250%, 8/14/2020	1,249,384
405,757	9.750%, 2/12/2021	404,998
	Intelsat Jackson Holdings SA, Term Loan
650,968	3.750%, 6/30/2019	628,523
	Level 3 Communications, Inc., Term Loan
2,540,000	4.000%, 1/15/2020	2,573,020
	Level 3 Financing, Inc., Term Loan
840,000	3.500%, 5/31/2022	849,450
	Liberty Cablevision of Puerto Rico,
	LLC, Term Loan
2,585,000	4.500%, 1/7/2022	2,564,010
	LTS Buyer, LLC, Term Loan
1,981,553	4.248%, 4/13/2020	1,990,846
	NEP Broadcasting, LLC, Term Loan
134,286	10.000%, 7/22/2020	134,789
	NEP/NCP Holdco, Inc., Term Loan
2,485,366	4.250%, 1/22/2020	2,491,579
	SBA Senior Finance II, LLC, Term Loan
1,812,400	3.270%, 6/10/2022	1,818,182
	Syniverse Holdings, Inc., Term Loan
1,508,440	4.000%, 4/23/2019	1,313,851
	TNS, Inc., Term Loan
737,595	5.000%, 2/14/2020	743,821
	Univision Communications, Inc., Term Loan
1,881,555	4.000%, 3/1/2020	1,890,963
	Virgin Media Bristol, LLC, Term Loan
1,475,000	3.486%, 1/31/2025	1,480,723
	WideOpenWest Finance, LLC, Term Loan
3,815,438	4.500%, 8/18/2023	3,852,905
	XO Communications, LLC, Term Loan
2,059,602	4.250%, 3/20/2021	2,064,751
	Yankee Cable Acquisition, LLC, Term Loan
1,528,049	4.250%, 3/1/2020	1,528,691
	Zayo Group, LLC, Term Loan
2,385,450	3.750%, 5/6/2021	2,409,638

	Total	36,524,627

Consumer Cyclical (0.4%)
	Amaya BV, Term Loan
2,869,369	5.000%, 8/1/2021	2,878,150
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,094,626	3.510%, 8/13/2021	1,101,073
	Cengage Learning Acquisitions, Term Loan
1,144,250	5.250%, 6/7/2023	1,111,536
	Ceridian HCM Holding, Inc., Term Loan
566,107	4.500%, 9/15/2020	561,623
	Charter Communications Operating, LLC, Term Loan
2,171,250	3.020%, 1/3/2021	2,179,696
	Four Seasons Holdings, Inc., Term Loan
1,130,000	3.750%, 11/30/2023	1,141,771
	Golden Nugget, Inc., Term Loan
551,355	4.500%, 11/21/2019	556,869
	Golden Nugget, Inc., Term Loan Delayed Draw
236,295	4.500%, 11/21/2019	238,658
	IMG Worldwide, Inc., Term Loan
2,048,218	5.250%, 5/6/2021	2,067,431
950,000	8.250%, 5/6/2022	961,875
	Mohegan Tribal Gaming Authority, Term Loan
1,521,187	5.500%, 10/13/2023	1,531,653
	Scientific Games International, Inc., Term Loan
3,017,454	6.000%, 10/18/2020	3,055,806
648,421	6.000%, 10/1/2021	656,124
	Seminole Indian Tribe of Florida, Term Loan
637,938	3.248%, 4/29/2020	639,532

	Total	18,681,797

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.6%)[a]	Value
Consumer Non-Cyclical (0.4%)
	Albertson’s, LLC, Term Loan
$844,075	0.000%, 12/21/2022[b,c]	$854,626
1,530,925	0.000%, 6/22/2023[b,c]	1,549,419
	CHS/Community Health Systems, Inc., Term Loan
313,821	3.750%, 12/31/2019	303,819
2,023,987	4.000%, 1/27/2021	1,956,528
	Endo Luxembourg Finance I Company SARL, Term Loan
1,638,450	3.813%, 9/26/2022	1,645,479
	JBS USA, LLC, Term Loan
1,508,730	3.750%, 5/25/2018	1,509,982
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,766,125	5.000%, 5/4/2022	1,766,408
	Ortho-Clinical Diagnostics, Inc., Term Loan
2,319,374	4.750%, 6/30/2021	2,297,015
	PetSmart, Inc., Term Loan
723,165	4.000%, 3/11/2022	724,972
	Sterigenics-Nordion Holdings, LLC, Term Loan
1,071,437	4.250%, 5/16/2022	1,074,791
	Valeant Pharmaceuticals International, Inc., Term Loan
5,682,750	5.500%, 4/1/2022[b,c]	5,683,830

	Total	19,366,869

Energy (0.1%)
	Energy Solutions, LLC, Term Loan
437,250	6.750%, 5/29/2020	439,983
	Expro Holdings UK 2, Ltd., Term Loan
733,125	5.750%, 9/2/2021	618,266
	Fieldwood Energy, LLC, Term Loan
879,760	3.875%, 10/1/2018	826,975
	Houston Fuel Oil Terminal, LLC, Term Loan
1,832,862	4.250%, 8/19/2021	1,819,115
	McJunkin Red Man Corporation, Term Loan
887,533	5.000%, 11/8/2019	890,861
	Pacific Drilling SA, Term Loan
1,235,200	4.500%, 6/3/2018	433,555
	Targa Resources Partners, LP, Term Loan
158,139	5.750%, 2/27/2022	158,930
	Western Refining, Inc., Term Loan
733,825	5.500%, 6/23/2023	737,494

	Total	5,925,179

Financials (0.2%)
	DJO Finance, LLC, Term Loan
938,125	4.250%, 6/7/2020	899,137
	Harland Clarke Holdings Corporation, Term Loan
871,266	7.000%, 5/22/2018	871,536
959,500	7.000%, 12/31/2019	963,098
	MoneyGram International, Inc., Term Loan
1,733,477	4.250%, 3/27/2020	1,710,370
	Sable International Finance, Ltd., Term Loan
1,675,000	5.748%, 1/3/2023[b,c]	1,694,899
	WaveDivision Holdings, LLC, Term Loan
2,414,489	4.000%, 10/15/2019	2,427,165

	Total	8,566,205

Technology (0.3%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
1,130,687	3.704%, 2/1/2023	1,146,234
	Dell International, LLC, Term Loan
575,000	4.020%, 9/7/2023	584,470
	First Data Corporation, Term Loan
1,694,561	3.756%, 3/24/2021	1,713,625
1,675,044	3.756%, 7/8/2022	1,692,146
	NXP BV, Term Loan
914,210	3.270%, 12/7/2020	918,324
	Rackspace Hosting, LLC, Term Loan
1,480,000	4.500%, 12/20/2023[b,c]	1,497,878
	RP Crown Parent, LLC, Term Loan
1,225,000	4.500%, 10/12/2023	1,236,944
	SS&C European Holdings SARL, Term Loan
554,245	4.001%, 7/8/2022	561,522
56,559	4.002%, 7/8/2022	57,302
	Western Digital Corporation, Term Loan
2,517,350	4.520%, 4/29/2023	2,555,891
	Xerox Business Services, LLC, Term Loan
1,400,000	6.250%, 12/7/2023[b,c]	1,415,750

	Total	13,380,086

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
949,195	5.250%, 8/5/2019	924,279
	XPO Logistics, Inc., Term Loan
1,729,380	4.250%, 11/1/2021	1,750,461

	Total	2,674,740

Utilities (0.1%)
	Calpine Corporation, Term Loan
2,100,000	0.000%, 1/15/2024[b,c]	2,107,875
	Intergen NV, Term Loan
863,675	5.500%, 6/12/2020	836,322
	Talen Energy Supply, LLC, Term Loan
653,570	6.000%, 12/6/2023	661,740

	Total	3,605,937

	Total Bank Loans (cost $122,905,456)	122,869,036

	Long-Term Fixed Income (42.2%)

Asset-Backed Securities (2.7%)
	Access Group, Inc.
	1.256%, 2/25/2036, Series
961,252	2013-1, Class Ad,e	949,408
	Alm Loan Funding CLO
	2.310%, 10/17/2026, Series
825,000	2014-11A, Class A1*,e	826,441
	AMSR Trust
	2.136%, 11/17/2033, Series
2,700,000	2016-SFR1, Class Ad,e	2,700,123
	Apidos CLO XVIII
	2.294%, 7/22/2026, Series
825,000	2014-18A, Class A1*,e	826,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Asset-Backed Securities (2.7%) - continued
	Ares CLO, Ltd.
	2.164%, 10/12/2023, Series
$2,800,000	2012-2A, Class AR*,e	$2,800,375
	2.386%, 11/15/2025, Series
1,500,000	2014-32A, Class A1*,e	1,502,570
	BA Credit Card Trust
	1.084%, 6/15/2021, Series
1,100,000	2014-A1, Class Ae	1,102,766
	Babson CLO, Ltd.
	2.270%, 10/17/2026, Series
825,000	2014-IIA, Class A*,e	826,319
	Bayview Opportunity Master Fund Trust
	3.721%, 7/28/2035, Series
812,615	2015-NPLA, Class Ad,f	812,429
	Betony CLO, Ltd.
	2.256%, 4/15/2027, Series
750,000	2015-1A, Class AR*,e	745,874
	Birchwood Park CLO, Ltd.
	2.320%, 7/15/2026, Series
825,000	2014-1A, Class A*,e	826,516
	BlueMountain CLO, Ltd.
	2.360%, 10/15/2026, Series
825,000	2014-3A, Class A1*,e	826,322
	CAM Mortgage, LLC
	3.500%, 7/15/2064, Series
16,463	2015-1, Class A*,f	16,462
	Capital One Multi-Asset Execution Trust
	1.084%, 1/18/2022, Series
1,350,000	2014-A3, Class A3[e]	1,350,548
	Carlyle Global Market Strategies CLO, Ltd.
	2.181%, 7/20/2023, Series
715,338	2012-2A, Class A1R*,e	715,430
	2.380%, 10/15/2026, Series
825,000	2014-4A, Class A1*,e	826,293
	Cent CLO 16, LP
	2.136%, 8/1/2024, Series
801,546	2012-16A, Class A1AR*,e	801,699
	Cent CLO 22, Ltd.
	2.291%, 11/7/2026, Series
825,000	2014-22A, Class A1R*,e	823,066
	Chase Issuance Trust
	1.590%, 2/18/2020, Series
850,000	2015-A2, Class A2	852,352
	1.620%, 7/15/2020, Series
1,625,000	2015-A7, Class A7	1,628,045
	1.114%, 5/17/2021, Series
1,500,000	2016-A1, Class Ae	1,504,687
	Chesapeake Funding II, LLC
	1.880%, 6/15/2028, Series
1,000,000	2016-2A, Class A1[d]	997,286
	Chesapeake Funding, LLC
	1.102%, 1/7/2025, Series
427,958	2013-1A, Class Ad,e	427,801
	Commonbond Student Loan Trust
	3.320%, 5/25/2040, Series
3,531,707	2016-A, Class A1[d]	3,518,525
	DRB Prime Student Loan Trust
	3.170%, 7/25/2031, Series
688,464	2015-B, Class A2*	689,543
	3.200%, 1/25/2040, Series
3,214,036	2015-D, Class A2*	3,191,270
	Dryden 34 Senior Loan Fund CLO
	2.310%, 10/15/2026, Series
825,000	2014-34A, Class A*,e	826,429
	Earnest Student Loan Program, LLC
	3.020%, 5/25/2034, Series
2,343,925	2016-B, Class A2[d]	2,325,272
	2.680%, 7/25/2035, Series
1,838,085	2016-C, Class A2[d]	1,802,597
	2.720%, 1/25/2041, Series
2,471,579	2016-D, Class A2[d]	2,433,824
	Edlinc Student Loan Funding Trust
	3.410%, 10/1/2025, Series
734,079	2012-A, Class AT*,e	742,233
	FirstEnergy Ohio PIRB Special Purpose Trust
	0.679%, 1/15/2019, Series
123,181	2013-1, Class A1	123,056
	Ford Credit Auto Owner Trust
	2.260%, 11/15/2025, Series
810,000	2014-1, Class Ad	816,637
	Galaxy XX CLO, Ltd.
	2.331%, 7/20/2027, Series
2,650,000	2015-20A, Class A*,e	2,646,897
	GoldenTree Loan Opportunities IX, Ltd.
	2.238%, 10/29/2026, Series
825,000	2014-9A, Class AR*,e	824,430
	Golub Capital Partners CLO 22B, Ltd.
	2.391%, 2/20/2027, Series
1,575,000	2015-22A, Class A1*,e	1,574,915
	Golub Capital Partners CLO 23M, Ltd.
	2.366%, 5/5/2027, Series
800,000	2015-23A, Class A1*,e	800,070
	Lehman XS Trust
	5.440%, 8/25/2035, Series
3,238,196	2005-2, Class 2A3Bf	2,836,810
	Limerock CLO III, LLC
	2.411%, 10/20/2026, Series
2,500,000	2014-3A, Class A1*,e	2,465,270
	Madison Park Funding XIV CLO, Ltd.
	2.331%, 7/20/2026, Series
900,000	2014-14A, Class A2*,e	901,520
	Madison Park Funding, Ltd.
	2.196%, 8/15/2022, Series
2,612,474	2012-9A, Class AR*,e	2,612,952
	Magnetite XII, Ltd.
	2.256%, 4/15/2027, Series
2,600,000	2015-12A, Class AR*,e	2,598,036
	Marlette Funding Trust
	3.060%, 1/17/2023, Series
1,177,450	2016-1A, Class A*	1,177,162
	Morgan Stanley Bank of America Merrill Lynch Trust
3,400,000	3.176%, 8/15/2045	3,494,045
3,400,000	3.246%, 12/15/2047	3,424,185
	Morgan Stanley Capital, Inc.
	0.906%, 2/25/2037, Series
1,760,074	2007-NC2, Class A2FPe	1,051,711
	Mountain View CLO, Ltd.
	2.340%, 7/15/2027, Series
2,625,000	2015-9A, Class A1A*,e	2,617,886
	Murray Hill Marketplace Trust
	4.190%, 11/25/2022, Series
2,806,367	2016-LC1, Class A*	2,819,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Asset-Backed Securities (2.7%) - continued
	Neuberger Berman CLO, Ltd.
	2.346%, 8/4/2025, Series
$700,000	2014-17A, Class A*,e	$700,018
	NZCG Funding CLO, Ltd.
	2.436%, 4/27/2027, Series
2,650,000	2015-2A, Class A1*,e	2,647,858
	Octagon Investment Partners XX CLO, Ltd.
	2.342%, 8/12/2026, Series
825,000	2014-1A, Class A*,e	826,441
	OHA Loan Funding, Ltd.
	2.411%, 10/20/2026, Series
2,500,000	2014-1A, Class A1*,e	2,514,470
	OneMain Financial Issuance Trust
	4.100%, 3/20/2028, Series
1,750,000	2016-2A, Class Ad	1,783,799
	OZLM VIII, Ltd.
	2.320%, 10/17/2026, Series
825,000	2014-8A, Class A1A*,e	826,474
	Race Point IX CLO, Ltd.
	2.390%, 4/15/2027, Series
1,925,000	2015-9A, Class A1*,e	1,931,262
	Renaissance Home Equity Loan Trust
	6.011%, 5/25/2036, Series
2,005,045	2006-1, Class AF4[f]	1,369,229
	5.580%, 11/25/2036, Series
2,370,311	2006-3, Class AF2[f]	1,319,554
	Shackleton, Ltd.
	2.340%, 4/15/2027, Series
2,650,000	2015-7A, Class AR*,e	2,650,000
	SLM Student Loan Trust
	1.304%, 8/15/2022, Series
596,382	2013-A, Class A1[d,e]	596,742
	1.282%, 4/25/2023, Series
12,485	2004-10, Class A5Ad,e	12,483
	1.156%, 3/25/2025, Series
1,903,815	2010-1, Class Ae	1,854,106
	1.754%, 5/17/2027, Series
1,350,000	2013-A, Class A2Bd,e	1,359,923
	Sofi Consumer Loan Program, LLC
	3.260%, 8/25/2025, Series
1,254,773	2016-1, Class Ad	1,255,963
	SoFi Professional Loan Program, LLC
	2.420%, 3/25/2030, Series
1,385,931	2015-A, Class A2[d]	1,381,193
	Sunset Mortgage Loan Company, LLC
	4.459%, 9/18/2045, Series
1,059,467	2015-NPL1, Class A*,f	1,054,958
	3.844%, 7/16/2047, Series
3,284,455	2016-NPL1, Class A*,f	3,295,632
	Symphony CLO VIII, Ltd.
	1.976%, 1/9/2023, Series
755,197	2012-8A, Class AR*,e	755,298
	Symphony CLO XV, Ltd.
	2.330%, 10/17/2026, Series
2,500,000	2014-15A, Class A*,e	2,504,610
	U.S. Small Business Administration
	3.191%, 3/10/2024, Series
366,215	2014-10A, Class 1	378,776
	Vericrest Opportunity Loan Transferee
	3.375%, 10/25/2058, Series
2,843,486	2015-NPL3, Class A1*,f	2,839,502
	3.500%, 6/26/2045, Series
1,318,794	2015-NPL9, Class A1[d]	1,316,106
	3.500%, 6/26/2045, Series
1,900,171	2015-NPL8, Class A1[d,f]	1,903,758
	3.625%, 7/25/2045, Series
1,155,261	2015-NP10, Class A1[d,f]	1,156,667
	4.250%, 3/26/2046, Series
2,289,134	2016-NPL3, Class A1[d,f]	2,306,806
	3.500%, 9/25/2046, Series
2,367,902	2016-NP10, Class A1[d,f]	2,361,423
	3.500%, 2/25/2055, Series
472,167	2015-NPL4, Class A1*,f	472,529
	Vericrest Opportunity Loan Trust
	3.625%, 11/26/2046, Series
6,976,408	2016-NP12, Class A1[d,f]	6,955,777
	3.875%, 12/26/2046, Series
2,200,000	2016-NP13, Class A1[d,f]	2,200,000
	Voya CLO 3, Ltd.
	2.302%, 7/25/2026, Series
825,000	2014-3A, Class A1*,e	826,327

	Total	126,361,865

Basic Materials (0.3%)
	Albemarle Corporation
230,000	3.000%, 12/1/2019	235,107
	Alcoa Nederland Holding BV
960,000	6.750%, 9/30/2024[d]	1,041,600
	Anglo American plc
1,777,000	3.625%, 5/14/2020[d]	1,796,902
	ArcelorMittal SA
1,300,000	6.500%, 3/1/2021[g]	1,423,500
	First Quantum Minerals, Ltd.
847,000	6.750%, 2/15/2020[d]	844,883
847,000	7.000%, 2/15/2021[d]	842,426
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[d]	539,432
	Glencore Funding, LLC
395,000	1.940%, 4/16/2018[d,e]	390,537
	Kinross Gold Corporation
1,120,000	5.950%, 3/15/2024	1,134,000
	Novelis Corporation
670,000	5.875%, 9/30/2026[d]	676,700
	Steel Dynamics, Inc.
1,430,000	5.000%, 12/15/2026[d]	1,424,637
	Westlake Chemical Corporation
1,120,000	3.600%, 8/15/2026[d]	1,075,675

	Total	11,425,399

Capital Goods (0.6%)
	AECOM
2,080,000	5.875%, 10/15/2024	2,220,629
	Building Materials Corporation of America
1,575,000	6.000%, 10/15/2025[d]	1,657,688
	Cemex Finance, LLC
2,030,000	9.375%, 10/12/2022[d]	2,212,700
	CNH Industrial Capital, LLC
800,000	4.375%, 11/6/2020	821,000
	CNH Industrial NV
1,100,000	4.500%, 8/15/2023	1,086,250
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,479,000
	General Electric Company
1,422,000	5.000%, 1/21/2021[h]	1,475,609

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Capital Goods (0.6%) - continued
	Huntington Ingalls Industries, Inc.
$2,025,000	5.000%, 11/15/2025[d]	$2,103,469
	L3 Technologies, Inc.
1,056,000	3.950%, 5/28/2024	1,072,798
	Lockheed Martin Corporation
892,000	2.500%, 11/23/2020	898,843
1,024,000	4.500%, 5/15/2036	1,086,962
	Northrop Grumman Corporation
1,010,000	3.850%, 4/15/2045	956,111
	Owens-Brockway Glass Container, Inc.
2,205,000	5.000%, 1/15/2022[d]	2,254,613
	Pentair Finance SA
1,100,000	2.900%, 9/15/2018	1,112,511
	Republic Services, Inc.
850,000	2.900%, 7/1/2026	813,634
	Reynolds Group Issuer, Inc.
2,170,000	5.125%, 7/15/2023[d]	2,205,262
	Roper Industries, Inc.
1,316,000	2.050%, 10/1/2018	1,320,227
	Roper Technologies, Inc.
840,000	2.800%, 12/15/2021	838,746
	Standard Industries, Inc.
675,000	5.500%, 2/15/2023[d]	698,692
	Textron, Inc.
680,000	5.600%, 12/1/2017	704,016
825,000	7.250%, 10/1/2019	926,812
	United Rentals North America, Inc.
1,655,000	5.500%, 7/15/2025	1,688,100
	Waste Management, Inc.
260,000	3.125%, 3/1/2025	259,999

	Total	29,893,671

Collateralized Mortgage Obligations (0.8%)
	Alternative Loan Trust
	6.000%, 6/25/2036, Series
1,418,905	2006-24CB, Class A9	1,236,536
	Angel Oak Mortgage Trust I, LLC
	3.500%, 7/25/2046, Series
1,261,902	2016-1, Class A1*	1,254,152
	BCAP, LLC Trust
	0.936%, 3/25/2037, Series
1,972,712	2007-AA1, Class 2A1[e]	1,830,688
	Citigroup Mortgage Loan Trust, Inc.
	5.500%, 11/25/2035, Series
448,166	2005-9, Class 21A2	433,033
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Series
1,477,070	2007-A4, Class 1A5	1,265,519
	COLT Mortgage Loan Trust
	2.800%, 12/26/2046, Series
2,200,000	2016-3, Class A1*	2,201,751
	Countrywide Alternative Loan Trust
	3.036%, 10/25/2035, Series
1,856,444	2005-43, Class 4A1	1,504,974
	6.500%, 8/25/2036, Series
918,375	2006-23CB, Class 2A3	619,415
	6.000%, 1/25/2037, Series
282,007	2006-39CB, Class 1A16	269,272
	5.500%, 5/25/2037, Series
2,959,988	2007-8CB, Class A1	2,533,170
	7.000%, 10/25/2037, Series
1,944,001	2007-24, Class A10	1,040,739
	Countrywide Home Loans, Inc.
	5.750%, 4/25/2037, Series
534,001	2007-3, Class A27	450,606
	Deutsche Alt-A Securities Mortgage Loan Trust
	6.000%, 10/25/2021, Series
401,988	2006-AR5, Class 23A	357,607
	Federal Home Loan Mortgage Corporation
	3.000%, 4/15/2028,
6,553,802	Series-4193, Class AIi	612,214
	4.000%, 7/15/2031,
5,460,860	Series-4104, Class KIi	629,720
	3.000%, 2/15/2033,
4,794,704	Series-4170, Class IGi	574,016
	Federal National Mortgage Association
	3.500%, 1/25/2033, Series
9,497,435	2012-150, Class YIi	1,280,475
	Greenpoint Mortgage Funding Trust
	0.792%, 10/25/2045, Series
1,135,229	2005-AR4, Class G41Be	887,523
	IndyMac INDX Mortgage Loan Trust
	1.396%, 7/25/2045, Series
2,031,818	2005-16IP, Class A1[e]	1,699,645
	J.P. Morgan Mortgage Trust
	3.110%, 10/25/2036, Series
136,276	2006-A6, Class 1A2	123,563
	1.136%, 1/25/2037, Series
2,257,205	2006-S4, Class A8[e]	1,194,788
	6.250%, 8/25/2037, Series
2,526,334	2007-S3, Class 1A10	1,871,846
	MASTR Alternative Loans Trust
	6.500%, 7/25/2034, Series
390,713	2004-6, Class 6A1	391,832
	1.206%, 12/25/2035, Series
1,643,332	2005-6, Class 2A1[e]	746,597
	Merrill Lynch Alternative Note Asset Trust
	6.000%, 3/25/2037, Series
363,840	2007-F1, Class 2A1	283,542
	Residential Accredit Loans, Inc. Trust
	5.750%, 9/25/2035, Series
603,537	2005-QS13, Class 2A3	538,927
	Residential Asset Securitization Trust
	1.136%, 8/25/2037, Series
2,810,236	2007-A8, Class 2A3[e]	732,790
	Sequoia Mortgage Trust
	3.280%, 9/20/2046, Series
2,357,851	2007-1, Class 4A1	1,912,193
	WaMu Mortgage Pass Through Certificates
	2.837%, 9/25/2036, Series
353,997	2006-AR10, Class 1A2	325,699
	2.850%, 10/25/2036, Series
332,732	2006-AR12, Class 1A1	290,046
	2.617%, 11/25/2036, Series
1,124,597	2006-AR14, Class 1A1	997,106
	2.137%, 1/25/2037, Series
1,713,238	2006-AR18, Class 1A1	1,456,684
	1.527%, 9/25/2046, Series
3,388,666	2006-AR11, Class 1Ae	2,784,898
	Washington Mutual Mortgage Pass Through Certificates Trust
	7.000%, 2/25/2036, Series
2,150,245	2006-1, Class 2CB1	1,599,895

	Total	35,931,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Commercial Mortgage-Backed Securities (0.7%)
	Citigroup Commercial Mortgage Trust
$1,255,078	1.102%, 11/10/2046	$1,252,085
	Commercial Mortgage Pass-Through Certificates
2,340,000	1.699%, 6/8/2030[d,e]	2,345,875
	Federal National Mortgage Association
74,049	1.272%, 1/25/2017	73,985
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	3,168,078
	GS Mortgage Securities Trust
4,000,000	3.666%, 9/10/2047	4,147,382
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,750,000	3.507%, 5/15/2045	1,828,828
2,300,000	5.713%, 2/12/2049	2,322,221
	JPMBB Commercial Mortgage Securities Trust
2,850,000	3.231%, 1/15/2048	2,878,163
	Morgan Stanley Capital, Inc.
4,150,000	5.406%, 3/15/2044	4,146,375
	SCG Trust
700,000	2.104%, 11/15/2026[d,e]	700,001
	UBS Commercial Mortgage Trust
5,039,247	3.400%, 5/10/2045	5,244,581
	Wells Fargo Commercial Mortgage Trust
2,500,000	3.617%, 9/15/2057	2,570,981
2,250,000	3.839%, 9/15/2058	2,351,389
	WFRBS Commercial Mortgage Trust
2,800,000	2.870%, 11/15/2045	2,840,208

	Total	35,870,152

Communications Services (1.5%)
	21st Century Fox America, Inc.
1,140,000	6.900%, 3/1/2019	1,251,823
	Altice Financing SA
1,675,000	6.625%, 2/15/2023[d]	1,721,062
	AMC Networks, Inc.
1,675,000	5.000%, 4/1/2024	1,679,187
	America Movil SAB de CV
829,000	5.000%, 10/16/2019	888,015
	American Tower Corporation
105,000	2.800%, 6/1/2020	104,995
1,280,000	3.300%, 2/15/2021	1,293,541
	AT&T, Inc.
600,000	5.875%, 10/1/2019	655,453
360,000	1.928%, 6/30/2020[e]	361,953
963,000	3.875%, 8/15/2021	993,350
805,000	3.000%, 6/30/2022	789,349
840,000	6.350%, 3/15/2040	955,545
950,000	5.550%, 8/15/2041	987,425
1,000,000	5.150%, 3/15/2042	994,442
546,000	4.750%, 5/15/2046	516,305
	British Sky Broadcasting Group plc
880,000	2.625%, 9/16/2019[d]	883,178
	CCO Holdings, LLC
2,100,000	5.875%, 4/1/2024[d]	2,241,750
	CenturyLink, Inc.
1,630,000	6.450%, 6/15/2021	1,715,575
	Charter Communications Operating, LLC
1,010,000	6.834%, 10/23/2055	1,181,835
630,000	3.579%, 7/23/2020	642,302
1,070,000	4.908%, 7/23/2025	1,126,302
	Clear Channel Worldwide Holdings, Inc.
2,160,000	6.500%, 11/15/2022	2,208,600
	Columbus International, Inc.
2,015,000	7.375%, 3/30/2021[d]	2,144,242
	Comcast Corporation
875,000	2.750%, 3/1/2023	867,806
2,190,000	4.400%, 8/15/2035	2,287,475
418,000	4.650%, 7/15/2042	434,374
1,552,000	4.750%, 3/1/2044	1,661,337
	Cox Communications, Inc.
476,000	9.375%, 1/15/2019[d]	537,567
	Crown Castle International Corporation
1,183,000	3.400%, 2/15/2021	1,199,490
2,062,000	5.250%, 1/15/2023	2,219,228
500,000	3.700%, 6/15/2026	490,059
	CSC Holdings, LLC
245,000	5.500%, 4/15/2027[d]	248,062
	Digicel, Ltd.
2,725,000	6.000%, 4/15/2021*	2,463,972
	FairPoint Communications, Inc.
1,565,000	8.750%, 8/15/2019[d]	1,633,469
	Frontier Communications Corporation
2,270,000	8.875%, 9/15/2020	2,417,550
	Level 3 Communications, Inc.
2,080,000	5.375%, 1/15/2024	2,100,800
	Level 3 Financing, Inc.
700,000	5.375%, 5/1/2025	714,000
	Neptune Finco Corporation
1,330,000	10.875%, 10/15/2025[d]	1,582,700
	Omnicom Group, Inc.
530,000	3.600%, 4/15/2026	523,777
	S&P Global, Inc.
1,024,000	3.300%, 8/14/2020	1,043,318
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[d]	616,181
	SFR Group SA
2,455,000	6.000%, 5/15/2022[d]	2,519,444
	Sprint Communications, Inc.
1,485,000	6.000%, 11/15/2022	1,496,138
	Sprint Corporation
1,405,000	7.625%, 2/15/2025[g]	1,477,006
	Telefonica Emisiones SAU
858,000	3.192%, 4/27/2018	870,216
	Time Warner Entertainment Company, LP
1,341,000	8.375%, 3/15/2023	1,684,877
	Time Warner, Inc.
560,000	3.600%, 7/15/2025	556,124
780,000	6.250%, 3/29/2041	913,742
	T-Mobile USA, Inc.
2,520,000	6.125%, 1/15/2022	2,658,600
	Verizon Communications, Inc.
590,000	1.763%, 6/17/2019[e]	595,364
1,655,000	3.000%, 11/1/2021	1,666,011
2,304,000	5.150%, 9/15/2023	2,544,978
508,000	5.050%, 3/15/2034	534,181
859,000	4.272%, 1/15/2036	820,869
1,796,000	4.522%, 9/15/2048	1,718,697
	Viacom, Inc.
1,400,000	4.375%, 3/15/2043	1,113,227
840,000	5.850%, 9/1/2043	821,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Communications Services (1.5%) - continued
	Vodafone Group plc
$1,120,000	6.150%, 2/27/2037	$1,254,064

	Total	71,622,777

Consumer Cyclical (1.0%)
	Argos Merger Sub, Inc.
1,975,000	7.125%, 3/15/2023[d,g]	2,014,500
	Automatic Data Processing, Inc.
375,000	3.375%, 9/15/2025	384,017
	Cinemark USA, Inc.
2,695,000	4.875%, 6/1/2023	2,728,688
	CVS Health Corporation
235,000	2.250%, 8/12/2019	236,187
1,900,000	4.875%, 7/20/2035	2,040,231
1,150,000	5.125%, 7/20/2045	1,279,148
	Daimler Finance North America, LLC
1,120,000	1.618%, 10/30/2019[d,e]	1,122,693
	Delphi Automotive plc
1,280,000	3.150%, 11/19/2020	1,299,505
	eBay, Inc.
520,000	2.500%, 3/9/2018	524,499
	Ford Motor Credit Company, LLC
840,000	5.000%, 5/15/2018	872,756
950,000	2.551%, 10/5/2018	955,163
1,000,000	2.943%, 1/8/2019	1,011,062
100,000	8.125%, 1/15/2020	115,251
560,000	2.459%, 3/27/2020	552,446
420,000	3.200%, 1/15/2021	420,275
	General Motors Company
500,000	6.600%, 4/1/2036	570,707
992,000	6.250%, 10/2/2043	1,094,788
	General Motors Financial Company, Inc.
770,000	3.700%, 11/24/2020	782,691
512,000	4.200%, 3/1/2021	526,393
1,240,000	4.300%, 7/13/2025	1,228,484
	Home Depot, Inc.
536,000	2.625%, 6/1/2022	538,014
640,000	3.000%, 4/1/2026	637,837
840,000	4.250%, 4/1/2046	880,044
	Hyundai Capital America
418,000	2.400%, 10/30/2018[d]	419,662
768,000	3.000%, 10/30/2020[d]	767,476
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[d,g]	1,563,750
	KB Home
1,141,000	4.750%, 5/15/2019	1,163,820
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,601,250
	Lear Corporation
1,400,000	5.250%, 1/15/2025	1,471,750
	Lennar Corporation
695,000	4.125%, 12/1/2018	710,638
1,485,000	4.875%, 12/15/2023	1,470,150
	Live Nation Entertainment, Inc.
3,170,000	5.375%, 6/15/2022[d]	3,280,950
	McDonald’s Corporation
730,000	2.750%, 12/9/2020	740,789
	MGM Resorts International
2,115,000	6.000%, 3/15/2023	2,284,200
	Newell Rubbermaid, Inc.
528,000	2.600%, 3/29/2019	533,667
748,000	5.500%, 4/1/2046	857,092
	Prime Security Services Borrower, LLC
1,930,000	9.250%, 5/15/2023[d]	2,101,288
	Rite Aid Corporation
1,985,000	6.125%, 4/1/2023[d]	2,133,875
	Toll Brothers Finance Corporation
580,000	8.910%, 10/15/2017	609,725
432,000	4.000%, 12/31/2018	443,340
	West Corporation
2,420,000	5.375%, 7/15/2022[d]	2,338,325

	Total	46,307,126

Consumer Non-Cyclical (1.6%)
	Abbott Laboratories
560,000	2.350%, 11/22/2019	560,383
700,000	3.400%, 11/30/2023	696,551
700,000	4.750%, 11/30/2036	710,518
560,000	4.900%, 11/30/2046	573,630
	AbbVie, Inc.
920,000	2.500%, 5/14/2020	919,715
1,320,000	3.600%, 5/14/2025	1,305,737
1,395,000	4.450%, 5/14/2046	1,333,101
	Actavis Funding SCS
1,620,000	4.550%, 3/15/2035	1,601,027
840,000	4.850%, 6/15/2044	831,306
	Altria Group, Inc.
560,000	2.850%, 8/9/2022	560,069
700,000	2.625%, 9/16/2026	661,865
	Amgen, Inc.
512,000	2.700%, 5/1/2022	506,439
475,000	3.125%, 5/1/2025	461,648
	Anheuser-Busch InBev Finance, Inc.
550,000	2.146%, 2/1/2021[e]	559,673
2,839,000	3.650%, 2/1/2026	2,877,693
2,240,000	4.700%, 2/1/2036	2,355,414
1,320,000	4.900%, 2/1/2046	1,417,328
	Anheuser-Busch InBev Worldwide, Inc.
536,000	3.750%, 1/15/2022	558,917
	BAT International Finance plc
480,000	1.473%, 6/15/2018[d,e]	480,092
	Baxter International, Inc.
700,000	2.600%, 8/15/2026	645,236
	Bayer U.S. Finance, LLC
840,000	3.375%, 10/8/2024[d]	834,759
	Biogen, Inc.
810,000	3.625%, 9/15/2022	830,525
	Boston Scientific Corporation
435,000	6.000%, 1/15/2020	477,706
525,000	3.850%, 5/15/2025	525,352
840,000	7.375%, 1/15/2040	1,043,150
	BRF SA
1,090,000	4.750%, 5/22/2024[d]	1,058,935
	Bunge Limited Finance Corporation
762,000	8.500%, 6/15/2019	872,639
590,000	3.500%, 11/24/2020	600,052
	Cardinal Health, Inc.
402,000	4.900%, 9/15/2045	423,363
	Celgene Corporation
1,185,000	2.875%, 8/15/2020	1,197,698
260,000	3.550%, 8/15/2022	266,364
700,000	5.000%, 8/15/2045	726,433
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	311,386
	Conagra Brands, Inc.
396,000	7.125%, 10/1/2026	477,591
	EMD Finance, LLC
515,000	1.343%, 3/17/2017[d,e]	515,118
1,128,000	2.950%, 3/19/2022[d]	1,122,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Consumer Non-Cyclical (1.6%) - continued
	Energizer Holdings, Inc.
$1,900,000	5.500%, 6/15/2025[d]	$1,904,750
	Envision Healthcare Corporation
2,205,000	5.125%, 7/1/2022[d]	2,196,731
	Express Scripts Holding Company
560,000	3.000%, 7/15/2023	541,477
1,240,000	4.500%, 2/25/2026	1,274,845
223,000	3.400%, 3/1/2027	208,609
	Gilead Sciences, Inc.
260,000	2.550%, 9/1/2020	262,800
1,400,000	2.950%, 3/1/2027	1,337,763
	Grifols Worldwide Operations, Ltd.
2,235,000	5.250%, 4/1/2022	2,313,225
	H. J. Heinz Company
1,000,000	3.500%, 7/15/2022	1,014,049
	HCA, Inc.
1,070,000	5.250%, 6/15/2026	1,106,113
1,105,000	4.500%, 2/15/2027	1,085,662
	Imperial Tobacco Finance plc
1,250,000	2.950%, 7/21/2020[d]	1,256,746
	JBS USA, LLC
1,450,000	5.750%, 6/15/2025[d]	1,468,125
	Kraft Foods Group, Inc.
1,056,000	5.000%, 6/4/2042	1,079,341
	Laboratory Corporation of America Holdings
360,000	2.625%, 2/1/2020	359,459
	McKesson Corporation
650,000	4.883%, 3/15/2044	659,996
	Mead Johnson Nutrition Company
512,000	3.000%, 11/15/2020	518,012
	Medtronic plc
2,570,000	4.375%, 3/15/2035	2,714,606
	Merck & Company, Inc.
385,000	1.257%, 2/10/2020[e]	387,003
260,000	3.700%, 2/10/2045	247,396
	Mondelez International, Inc.
418,000	1.406%, 2/1/2019[e]	417,977
	Mylan NV
1,020,000	3.000%, 12/15/2018[d]	1,027,164
260,000	3.150%, 6/15/2021[d]	254,937
1,680,000	5.250%, 6/15/2046[d]	1,546,702
	PepsiCo, Inc.
1,032,000	2.850%, 2/24/2026	1,015,757
	Pernod Ricard SA
850,000	3.250%, 6/8/2026[d]	814,407
	Perrigo Finance Unlimited Company
1,605,000	3.500%, 3/15/2021	1,620,418
	Reynolds American, Inc.
604,000	2.300%, 8/21/2017	606,954
1,563,000	5.700%, 8/15/2035	1,792,191
	Roche Holdings, Inc.
768,000	4.000%, 11/28/2044[d]	763,907
	Shire Acquisitions Investments Ireland Designated Activity Company
840,000	2.400%, 9/23/2021	810,663
840,000	3.200%, 9/23/2026	783,870
	Teleflex, Inc.
560,000	4.875%, 6/1/2026	554,400
	Tenet Healthcare Corporation
2,285,000	8.125%, 4/1/2022	2,155,898
	Teva Pharmaceutical Finance Netherlands III BV
1,150,000	2.200%, 7/21/2021	1,099,184
700,000	2.800%, 7/21/2023	661,863
520,000	4.100%, 10/1/2046	444,683
	Thermo Fisher Scientific, Inc.
396,000	3.000%, 4/15/2023	388,791
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022	994,250
	VRX Escrow Corporation
3,245,000	6.125%, 4/15/2025[d]	2,437,806
	Zoetis, Inc.
1,120,000	4.700%, 2/1/2043	1,088,180

	Total	74,116,189

Energy (1.2%)
	Anadarko Petroleum Corporation
755,000	4.850%, 3/15/2021	808,893
	Antero Resources Corporation
1,775,000	5.125%, 12/1/2022	1,792,750
	Apache Corporation
1,125,000	4.750%, 4/15/2043	1,156,633
	Boardwalk Pipelines, LP
525,000	5.950%, 6/1/2026	569,534
	BP Capital Markets plc
1,003,000	3.062%, 3/17/2022	1,013,498
1,560,000	3.535%, 11/4/2024	1,581,353
285,000	3.119%, 5/4/2026	277,943
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	851,401
184,000	3.950%, 12/1/2026	179,240
	Canadian Natural Resources, Ltd.
1,005,000	3.450%, 11/15/2021	1,026,410
560,000	6.250%, 3/15/2038	636,120
	Cheniere Corpus Christi Holdings, LLC
1,635,000	5.875%, 3/31/2025[d]	1,668,207
	CNOOC Nexen Finance
762,000	1.625%, 4/30/2017	761,284
	CNPC General Capital, Ltd.
446,000	2.750%, 4/19/2017[d]	447,127
	Columbia Pipeline Group, Inc.
995,000	2.450%, 6/1/2018	999,711
	Concho Resources, Inc.
1,310,000	6.500%, 1/15/2022	1,355,457
1,412,019	5.500%, 10/1/2022	1,463,205
715,000	4.375%, 1/15/2025	713,577
	Contura Energy, Inc.
530,000	10.000%, 8/1/2021*,g	565,775
	Crestwood Midstream Partners, LP
850,000	6.125%, 3/1/2022	871,250
	Devon Energy Corporation
765,000	3.250%, 5/15/2022[g]	759,353
	Ecopetrol SA
460,000	5.875%, 9/18/2023	486,910
	Enbridge Energy Partners, LP
560,000	4.375%, 10/15/2020	584,199
	Enbridge, Inc.
400,000	1.384%, 6/2/2017[e]	400,037
560,000	4.250%, 12/1/2026	572,554
	Encana Corporation
278,000	3.900%, 11/15/2021	279,996
1,120,000	6.500%, 2/1/2038	1,210,451
	Energy Transfer Partners, LP
1,120,000	4.650%, 6/1/2021	1,161,873
765,000	4.900%, 3/15/2035	713,878
	EnLink Midstream Partners, LP
575,000	4.150%, 6/1/2025	557,419
420,000	4.850%, 7/15/2026	423,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Energy (1.2%) - continued
	Enterprise Products Operating, LLC
$758,000	5.100%, 2/15/2045	$797,930
	EQT Corporation
500,000	5.150%, 3/1/2018	515,381
754,000	8.125%, 6/1/2019	848,013
	Exxon Mobil Corporation
420,000	4.114%, 3/1/2046	429,294
	Magellan Midstream Partners, LP
750,000	5.000%, 3/1/2026	821,338
	Marathon Oil Corporation
840,000	2.700%, 6/1/2020	840,645
	Marathon Petroleum Corporation
375,000	3.400%, 12/15/2020	383,226
470,000	4.750%, 9/15/2044	415,909
	MEG Energy Corporation
1,500,000	6.500%, 3/15/2021[d]	1,387,500
	MPLX, LP
1,120,000	4.875%, 6/1/2025	1,150,116
	Newfield Exploration Company
1,960,000	5.625%, 7/1/2024	2,043,300
	Noble Energy, Inc.
724,000	5.625%, 5/1/2021	754,716
	Northern Tier Energy, LLC
2,360,000	7.125%, 11/15/2020	2,451,450
	Occidental Petroleum Corporation
1,120,000	4.100%, 2/15/2047	1,088,623
	Petrobras Global Finance BV
340,000	8.375%, 5/23/2021	366,350
840,000	8.750%, 5/23/2026	906,150
	Petrobras International Finance Company
560,000	5.750%, 1/20/2020	567,000
	Petroleos Mexicanos
420,000	5.375%, 3/13/2022[d]	430,072
391,000	2.378%, 4/15/2025	390,832
790,000	6.750%, 9/21/2047[d]	746,392
	Phillips 66 Partners, LP
700,000	3.550%, 10/1/2026	676,435
	Pioneer Natural Resources Company
500,000	4.450%, 1/15/2026	529,078
	Regency Energy Partners, LP
1,450,000	5.000%, 10/1/2022	1,534,987
	Rice Energy, Inc.
1,790,000	6.250%, 5/1/2022	1,839,225
	Rowan Companies, Inc.
220,000	7.375%, 6/15/2025	224,400
	Sabine Pass Liquefaction, LLC
1,440,000	5.625%, 3/1/2025	1,540,800
	Schlumberger Holdings Corporation
375,000	3.000%, 12/21/2020[d]	382,633
700,000	4.000%, 12/21/2025[d]	732,608
	Shell International Finance BV
360,000	1.352%, 5/11/2020[e]	360,232
	Suncor Energy, Inc.
780,000	3.600%, 12/1/2024	798,321
	Sunoco Logistics Partners Operations, LP
1,730,000	4.400%, 4/1/2021	1,820,384
	Valero Energy Corporation
1,400,000	3.400%, 9/15/2026	1,339,226
	Weatherford International, Ltd.
2,120,000	8.250%, 6/15/2023[g]	2,157,100

	Total	57,158,799

Financials (3.3%)
	ABN AMRO Bank NV
1,050,000	4.750%, 7/28/2025[d]	1,062,347
	ACE INA Holdings, Inc.
737,000	4.350%, 11/3/2045	776,898
	AerCap Ireland Capital, Ltd.
550,000	3.750%, 5/15/2019	560,312
560,000	4.625%, 10/30/2020	582,400
2,080,000	5.000%, 10/1/2021	2,186,600
560,000	4.625%, 7/1/2022	576,800
	Aetna, Inc.
805,000	2.400%, 6/15/2021	800,636
1,100,000	2.800%, 6/15/2023	1,082,293
535,000	3.200%, 6/15/2026	528,478
800,000	4.250%, 6/15/2036	800,830
	Air Lease Corporation
625,000	2.125%, 1/15/2018	626,067
198,000	2.625%, 9/4/2018	199,345
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	964,109
1,050,000	4.125%, 3/30/2020	1,071,000
	American Express Credit Corporation
590,000	1.543%, 3/18/2019[e]	591,126
	American International Group, Inc.
320,000	3.300%, 3/1/2021	327,504
768,000	4.125%, 2/15/2024	798,191
360,000	3.900%, 4/1/2026	365,825
	Aon plc
384,000	3.875%, 12/15/2025	390,880
	Avalonbay Communities, Inc.
1,125,000	3.500%, 11/15/2025	1,125,641
	Banco Santander Chile
710,000	1.776%, 4/11/2017[d,e]	709,148
	Bank of America Corporation
1,056,000	8.000%, 1/30/2018[h]	1,085,040
800,000	2.066%, 3/22/2018[e]	805,385
500,000	1.716%, 4/1/2019[e]	502,352
800,000	2.625%, 10/19/2020	799,842
1,065,000	3.300%, 1/11/2023	1,067,500
1,056,000	4.000%, 4/1/2024	1,087,848
1,055,000	4.000%, 1/22/2025	1,055,009
795,000	3.500%, 4/19/2026	783,280
1,322,000	5.875%, 2/7/2042	1,595,023
	Bank of New York Mellon Corporation
1,280,000	2.500%, 4/15/2021	1,280,331
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
315,000	2.850%, 9/8/2021[d]	314,760
	Barclays Bank plc
264,000	10.179%, 6/12/2021[d]	327,553
	Barclays plc
780,000	2.750%, 11/8/2019	777,941
1,039,000	3.650%, 3/16/2025	1,004,528
	BB&T Corporation
325,000	1.595%, 1/15/2020[e]	326,116
	Berkshire Hathaway, Inc.
640,000	2.750%, 3/15/2023	636,939
	BPCE SA
762,000	5.700%, 10/22/2023[d]	801,078
	Caisse Centrale Desjardins du Quebec
455,000	1.552%, 1/29/2018[d,e]	454,536
	Capital One Financial Corporation
635,000	2.450%, 4/24/2019	638,776
	Centene Escrow Corporation
2,100,000	5.625%, 2/15/2021	2,207,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Financials (3.3%) - continued
	Cigna Corporation
$775,000	5.375%, 2/15/2042	$861,845
	CIT Group, Inc.
2,075,000	5.000%, 8/15/2022	2,163,187
	Citigroup, Inc.
415,000	1.642%, 4/8/2019[e]	415,505
1,075,000	2.700%, 3/30/2021	1,071,628
690,000	4.050%, 7/30/2022	713,380
1,990,000	4.400%, 6/10/2025	2,033,265
1,120,000	3.200%, 10/21/2026	1,069,348
840,000	4.125%, 7/25/2028	828,395
441,000	4.650%, 7/30/2045[g]	463,909
	Citizens Bank NA
1,220,000	2.300%, 12/3/2018	1,226,011
	CoBank ACB
395,000	1.563%, 6/15/2022[e]	377,804
	Compass Bank
750,000	2.750%, 9/29/2019	745,570
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
650,000	3.950%, 11/9/2022	667,924
	Credit Agricole SA
485,000	1.680%, 4/15/2019[d,e]	487,106
	Credit Suisse AG
512,000	5.400%, 1/14/2020	548,606
	Credit Suisse Group Funding, Ltd.
1,536,000	2.750%, 3/26/2020	1,521,669
1,024,000	3.750%, 3/26/2025	1,007,147
	Deutsche Bank AG
1,630,000	3.375%, 5/12/2021	1,612,134
	Digital Realty Trust LP
1,125,000	3.400%, 10/1/2020	1,143,528
	Discover Bank
1,135,000	8.700%, 11/18/2019	1,288,090
	Discover Financial Services
526,000	6.450%, 6/12/2017	536,772
	DRB Prime Student Loan Trust
	2.492%, 10/27/2031, Series
2,105,728	2015-B, Class A1*,e	2,143,188
	Duke Realty, LP
260,000	3.875%, 2/15/2021	270,753
780,000	4.375%, 6/15/2022	830,425
	ERP Operating, LP
267,000	3.375%, 6/1/2025	264,734
	European Investment Bank
755,000	1.875%, 3/15/2019	759,865
	Fifth Third Bancorp
755,000	5.450%, 1/15/2017	756,037
548,000	2.875%, 7/27/2020	554,028
310,000	2.875%, 10/1/2021	313,397
	GE Capital International Funding Company
2,052,000	4.418%, 11/15/2035	2,146,868
	Genworth Financial, Inc.
420,000	7.700%, 6/15/2020	406,224
	Goldman Sachs Group, Inc.
1,170,000	2.087%, 4/30/2018[e]	1,180,191
430,000	2.006%, 11/15/2018[e]	434,088
2,150,000	5.375%, 3/15/2020	2,331,247
460,000	2.042%, 4/23/2020[e]	464,396
2,048,000	5.250%, 7/27/2021	2,242,630
1,400,000	2.350%, 11/15/2021	1,358,860
512,000	3.500%, 1/23/2025	504,549
800,000	4.750%, 10/21/2045	841,829
	Hartford Financial Services Group, Inc.
1,250,000	5.125%, 4/15/2022	1,385,099
	HBOS plc
1,384,000	6.750%, 5/21/2018[d]	1,459,079
	HCP, Inc.
1,630,000	4.000%, 12/1/2022	1,676,111
520,000	3.400%, 2/1/2025	496,916
	HSBC Bank plc
1,065,000	1.546%, 5/15/2018[d,e]	1,065,360
	HSBC Holdings plc
1,080,000	3.400%, 3/8/2021	1,097,320
1,075,000	6.875%, 6/1/2021[g,h]	1,134,125
925,000	2.650%, 1/5/2022	904,219
850,000	3.600%, 5/25/2023	853,997
1,040,000	3.900%, 5/25/2026	1,045,610
	Huntington Bancshares, Inc.
282,000	2.600%, 8/2/2018	284,701
	Huntington National Bank
720,000	2.200%, 11/6/2018	721,902
	Icahn Enterprises, LP
1,145,000	6.000%, 8/1/2020	1,169,331
	ING Capital Funding Trust III
825,000	4.438%, 3/31/2017[e,h]	820,875
	Intesa Sanpaolo SPA
1,000,000	5.250%, 1/12/2024	1,050,938
	J.P. Morgan Chase & Company
1,605,000	7.900%, 4/30/2018[h]	1,661,977
980,000	6.300%, 4/23/2019	1,070,470
365,000	2.250%, 1/23/2020	363,912
670,000	2.295%, 8/15/2021	656,977
1,220,000	4.500%, 1/24/2022	1,314,410
768,000	3.200%, 1/25/2023	775,771
1,400,000	2.700%, 5/18/2023	1,368,219
565,000	2.112%, 10/24/2023[e]	576,282
1,040,000	3.625%, 5/13/2024	1,056,634
2,040,000	3.125%, 1/23/2025	1,991,648
855,000	3.300%, 4/1/2026	838,875
	KeyBank NA
860,000	2.350%, 3/8/2019	864,616
	KeyCorp
1,080,000	2.900%, 9/15/2020	1,091,986
	Kookmin Bank
900,000	1.625%, 8/1/2019[d]	886,491
	Liberty Mutual Group, Inc.
1,027,000	4.950%, 5/1/2022[d]	1,119,447
	Liberty Property, LP
1,417,000	3.750%, 4/1/2025	1,422,620
	Lincoln National Corporation
575,000	8.750%, 7/1/2019	661,316
792,000	7.000%, 6/15/2040	998,360
	Lloyds Bank plc
515,000	1.490%, 3/16/2018[e]	515,699
	Merrill Lynch & Company, Inc.
1,555,000	6.400%, 8/28/2017	1,602,633
	MetLife, Inc.
1,025,000	4.050%, 3/1/2045	980,919
	Mitsubishi UFJ Financial Group, Inc.
930,000	2.190%, 9/13/2021	903,535
	Mizuho Bank, Ltd.
762,000	1.850%, 3/21/2018[d]	760,573
	Morgan Stanley
1,455,000	6.625%, 4/1/2018	1,538,499
780,000	2.162%, 4/25/2018[e]	788,163
460,000	2.026%, 1/27/2020[e]	464,070

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Financials (3.3%) - continued
$560,000	5.550%, 7/15/2020[h]	$566,300
675,000	2.500%, 4/21/2021	667,084
1,400,000	2.625%, 11/17/2021	1,381,806
660,000	4.875%, 11/1/2022	706,579
975,000	4.000%, 7/23/2025	998,075
1,350,000	4.350%, 9/8/2026	1,375,559
	MPT Operating Partnership, LP
1,535,000	6.375%, 3/1/2024	1,605,994
	Nasdaq, Inc.
655,000	3.850%, 6/30/2026	649,743
	National City Corporation
776,000	6.875%, 5/15/2019	853,796
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	317,896
	Quicken Loans, Inc.
2,210,000	5.750%, 5/1/2025[d]	2,149,225
	Realty Income Corporation
265,000	2.000%, 1/31/2018	265,719
	Regions Bank
261,000	7.500%, 5/15/2018	279,577
	Regions Financial Corporation
1,000,000	2.250%, 9/14/2018	1,003,109
768,000	3.200%, 2/8/2021	778,244
	Reinsurance Group of America, Inc.
400,000	5.625%, 3/15/2017	403,248
579,000	5.000%, 6/1/2021	625,167
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[d]	397,458
	Royal Bank of Scotland Group plc
650,000	8.625%, 8/15/2021[h]	663,000
800,000	3.875%, 9/12/2023	767,349
	Santander Holdings USA, Inc.
725,000	3.450%, 8/27/2018	735,852
	Santander UK Group Holdings plc
896,000	2.875%, 10/16/2020	887,928
	Santander UK plc
456,000	3.050%, 8/23/2018	463,118
	Simon Property Group, LP
330,000	2.500%, 9/1/2020	332,244
1,115,000	2.750%, 2/1/2023	1,098,335
1,120,000	4.250%, 11/30/2046	1,098,595
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[d]	616,579
	Standard Chartered plc
925,000	2.100%, 8/19/2019[d]	914,017
	State Street Corporation
510,000	1.809%, 8/18/2020[e]	516,821
	Sumitomo Mitsui Banking Corporation
545,000	1.460%, 1/16/2018[e]	545,683
	Sumitomo Mitsui Financial Group, Inc.
840,000	3.010%, 10/19/2026	802,617
	Svenska Handelsbanken AB
715,000	1.483%, 6/17/2019[e]	715,523
	Synchrony Financial
305,000	2.111%, 2/3/2020[e]	301,549
330,000	3.750%, 8/15/2021	338,884
1,475,000	4.250%, 8/15/2024	1,499,752
	Toronto-Dominion Bank
375,000	1.889%, 12/14/2020[e]	379,408
	UBS Group Funding Jersey, Ltd.
1,280,000	2.950%, 9/24/2020[d]	1,279,606
768,000	4.125%, 9/24/2025[d]	781,756
	UnitedHealth Group, Inc.
220,000	3.350%, 7/15/2022	226,423
2,470,000	4.625%, 7/15/2035	2,688,165
	USB Realty Corporation
310,000	2.027%, 1/15/2022[d,e,h]	272,800
	Voya Financial, Inc.
948,000	2.900%, 2/15/2018	959,627
	Wells Fargo & Company
455,000	1.567%, 1/30/2020[e]	454,777
1,020,000	2.550%, 12/7/2020	1,020,356
1,120,000	3.450%, 2/13/2023	1,122,909
1,040,000	3.000%, 2/19/2025	997,767
1,600,000	3.000%, 4/22/2026	1,524,618
1,140,000	3.000%, 10/23/2026	1,083,883
1,020,000	4.900%, 11/17/2045	1,045,644
	Welltower, Inc.
268,000	2.250%, 3/15/2018	269,111
520,000	3.750%, 3/15/2023	529,941
540,000	4.000%, 6/1/2025	551,177

	Total	156,214,417

Foreign Government (0.1%)
	Argentina Government International Bond
820,000	7.500%, 4/22/2026[d]	861,000
	Brazil Government International Bond
1,430,000	7.125%, 1/20/2037	1,490,775
	Export-Import Bank of Korea
450,000	2.250%, 1/21/2020	447,343
	Indonesia Government International Bond
1,700,000	5.250%, 1/8/2047[d]	1,695,107
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[d]	728,353
	Mexico Government International Bond
775,000	4.125%, 1/21/2026	768,800
775,000	4.350%, 1/15/2047	664,563

	Total	6,655,941

Mortgage-Backed Securities (15.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
49,100,000	3.000%, 1/1/2032[c]	50,361,870
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
33,600,000	4.000%, 1/1/2047[c]	35,273,280
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
57,325,000	2.500%, 1/1/2032[c]	57,388,057
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,820,637	1.740%, 7/1/2043[e]	4,954,236
139,550,000	3.000%, 1/1/2047[c]	138,531,285
247,700,000	3.500%, 1/1/2047[c]	253,719,110
125,250,000	4.000%, 1/1/2047[c]	131,612,700
51,396,000	4.500%, 1/1/2047[c]	55,260,979

	Total	727,101,517

Technology (0.8%)
	Amphenol Corporation
318,000	2.550%, 1/30/2019	321,706

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Technology (0.8%) - continued
	Apple, Inc.
$360,000	1.202%, 5/6/2020[e]	$359,704
1,792,000	3.200%, 5/13/2025	1,797,044
768,000	4.650%, 2/23/2046	827,653
	Avnet, Inc.
820,000	3.750%, 12/1/2021	824,294
	Cisco Systems, Inc.
480,000	1.431%, 3/1/2019[e]	482,739
	CommScope Technologies Finance, LLC
1,480,000	6.000%, 6/15/2025[d]	1,568,800
	Diamond 1 Finance Corporation
680,000	3.480%, 6/1/2019[d]	693,973
550,000	5.450%, 6/15/2023[d]	582,811
396,000	6.020%, 6/15/2026[d]	428,428
840,000	8.100%, 7/15/2036[d]	997,958
560,000	8.350%, 7/15/2046[d]	688,462
	Equinix, Inc.
1,870,000	5.750%, 1/1/2025	1,954,150
	Fidelity National Information Services, Inc.
1,070,000	2.850%, 10/15/2018	1,088,404
769,000	3.625%, 10/15/2020	795,534
	First Data Corporation
970,000	5.375%, 8/15/2023[d]	1,006,375
	Hewlett Packard Enterprise Company
1,130,000	2.450%, 10/5/2017	1,136,223
565,000	2.850%, 10/5/2018	570,357
565,000	4.400%, 10/15/2022	587,748
	Intel Corporation
185,000	3.100%, 7/29/2022	190,033
685,000	3.700%, 7/29/2025	721,563
1,188,000	4.100%, 5/19/2046	1,175,047
	International Business Machines Corporation
1,056,000	4.700%, 2/19/2046[g]	1,149,071
	Iron Mountain, Inc.
1,885,000	6.000%, 8/15/2023	2,002,813
	Micron Technology, Inc.
3,085,000	7.500%, 9/15/2023[d]	3,416,638
	Microsoft Corporation
1,575,000	4.750%, 11/3/2055	1,709,212
1,575,000	4.200%, 11/3/2035	1,654,734
975,000	3.700%, 8/8/2046	915,937
	NXP BV
1,390,000	3.875%, 9/1/2022[d]	1,407,375
	Oracle Corporation
330,000	2.500%, 5/15/2022	327,359
1,056,000	2.400%, 9/15/2023	1,021,850
1,340,000	2.950%, 5/15/2025	1,311,816
	Qualcomm, Inc.
792,000	3.000%, 5/20/2022	801,674
	Sensata Technologies UK Financing Company plc
1,140,000	6.250%, 2/15/2026[d]	1,191,300

	Total	35,708,785

Transportation (0.3%)
	Air Canada Pass Through Trust
288,804	3.875%, 3/15/2023[d]	278,696
	American Airlines Pass Through Trust
1,170,826	3.375%, 5/1/2027	1,153,263
	Avis Budget Car Rental, LLC
1,665,000	5.125%, 6/1/2022[d,g]	1,631,700
1,195,000	6.375%, 4/1/2024[d,g]	1,193,506
	Burlington Northern Santa Fe, LLC
1,040,000	5.050%, 3/1/2041	1,178,090
1,175,000	3.900%, 8/1/2046	1,146,308
	Continental Airlines, Inc.
604,246	4.150%, 4/11/2024	620,863
	CSX Corporation
1,150,000	4.250%, 11/1/2066	1,046,941
494,000	3.700%, 11/1/2023	512,134
	Delta Air Lines, Inc.
254,659	4.950%, 5/23/2019	266,883
	ERAC USA Finance, LLC
284,000	2.800%, 11/1/2018[d]	287,504
	J.B. Hunt Transport Services, Inc.
295,000	3.300%, 8/15/2022	295,859
	Southwest Airlines Company
845,000	2.750%, 11/6/2019	859,511
	Virgin Australia Holdings, Ltd.
214,519	5.000%, 10/23/2023[d]	224,172
	XPO Logistics, Inc.
1,570,000	6.500%, 6/15/2022[d,g]	1,648,500

	Total	12,343,930

U.S. Government and Agencies (10.7%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	271,275
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	250,751
	U.S. Treasury Bonds
1,075,000	4.375%, 5/15/2040	1,325,760
470,000	3.625%, 2/15/2044	519,848
26,928,000	2.500%, 5/15/2046	23,870,891
4,500,000	2.875%, 11/15/2046	4,333,927
	U.S. Treasury Bonds, TIPS
2,063,160	0.125%, 4/15/2019	2,088,824
7,435,191	0.125%, 1/15/2023	7,379,442
51,294	2.375%, 1/15/2025	58,888
28,453,601	0.625%, 1/15/2026	28,698,957
33,550	2.125%, 2/15/2040	41,541
454,640	0.750%, 2/15/2042	430,268
	U.S. Treasury Notes
2,100,000	0.875%, 1/31/2017[j]	2,100,836
23,000,000	0.875%, 3/31/2018	22,968,421
21,220,000	1.000%, 11/30/2018[g]	21,147,661
22,400,000	0.750%, 2/15/2019	22,171,139
15,500,000	1.000%, 10/15/2019	15,327,097
41,710,000	1.500%, 10/31/2019	41,791,418
79,080,000	1.375%, 9/30/2020	78,125,821
10,250,000	1.375%, 5/31/2021	10,037,066
59,409,000	1.125%, 8/31/2021	57,346,320
41,325,000	2.125%, 6/30/2022	41,425,709
10,765,000	1.625%, 8/15/2022	10,486,822
1,120,000	1.375%, 9/30/2023	1,059,318
26,500,000	1.625%, 10/31/2023	25,463,346
47,630,000	2.250%, 11/15/2024	47,274,871
39,702,000	2.000%, 11/15/2026[g]	38,137,344

	Total	504,133,561

Utilities (1.1%)
	American Electric Power Company, Inc.
1,722,000	2.950%, 12/15/2022	1,730,991
	Arizona Public Service Company
395,000	2.200%, 1/15/2020	395,223
	Berkshire Hathaway Energy Company
390,000	2.400%, 2/1/2020	390,822

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (42.2%)	Value
Utilities (1.1%) - continued
	Calpine Corporation
$1,450,000	5.375%, 1/15/2023	$1,417,375
	Chesapeake Midstream Partners, LP
1,320,000	6.125%, 7/15/2022	1,361,470
	CMS Energy Corporation
840,000	2.950%, 2/15/2027	795,983
	Commonwealth Edison Company
1,025,000	3.700%, 3/1/2045	961,956
640,000	4.350%, 11/15/2045	666,859
	Consolidated Edison Company of New York, Inc.
384,000	4.500%, 12/1/2045	406,353
	Consolidated Edison, Inc.
528,000	2.000%, 5/15/2021	515,570
	Dominion Resources, Inc.
1,070,000	2.962%, 7/1/2019	1,082,814
	DTE Electric Company
760,000	3.700%, 3/15/2045	725,098
890,000	3.700%, 6/1/2046	854,305
	DTE Energy Company
155,000	2.400%, 12/1/2019	155,689
	Duke Energy Corporation
900,000	2.100%, 6/15/2018	903,695
1,120,000	3.750%, 9/1/2046	1,006,094
	Duke Energy Indiana, LLC
1,085,000	3.750%, 5/15/2046	1,018,332
	Dynegy, Inc.
1,720,000	7.375%, 11/1/2022	1,642,600
	Edison International
1,050,000	2.950%, 3/15/2023	1,037,657
	Emera U.S. Finance, LP
800,000	2.150%, 6/15/2019[d]	798,340
820,000	4.750%, 6/15/2046[d]	825,315
	Enel Finance International NV
450,000	6.250%, 9/15/2017[d]	463,781
	Energy Transfer Equity, LP
1,450,000	5.500%, 6/1/2027	1,413,750
	Eversource Energy
330,000	1.600%, 1/15/2018	329,216
	Exelon Corporation
580,000	5.100%, 6/15/2045	615,378
792,000	4.450%, 4/15/2046	773,759
	Exelon Generation Company, LLC
770,000	5.200%, 10/1/2019	824,879
295,000	2.950%, 1/15/2020	298,359
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	291,061
560,000	5.300%, 7/1/2043	611,466
	Kinder Morgan Energy Partners, LP
765,000	3.500%, 3/1/2021	776,044
	MidAmerican Energy Holdings Company
1,586,000	6.500%, 9/15/2037	2,061,254
	Monongahela Power Company
780,000	5.400%, 12/15/2043[d]	909,990
	National Rural Utilities Cooperative Finance Corporation
1,025,000	2.300%, 11/1/2020	1,018,081
	NextEra Energy Capital Holdings, Inc.
660,000	2.300%, 4/1/2019	664,766
	NiSource Finance Corporation
1,475,000	5.650%, 2/1/2045	1,716,609
	Northern States Power Company
1,240,000	4.125%, 5/15/2044	1,258,199
	NRG Energy, Inc.
1,500,000	6.625%, 3/15/2023	1,503,750
	Oncor Electric Delivery Company, LLC
760,000	3.750%, 4/1/2045	727,115
	Pacific Gas & Electric Company
768,000	4.250%, 3/15/2046	778,860
	PG&E Corporation
375,000	2.400%, 3/1/2019	376,341
	PPL Capital Funding, Inc.
372,000	3.500%, 12/1/2022	380,025
1,275,000	5.000%, 3/15/2044	1,345,819
	Regency Energy Partners, LP
1,120,000	5.875%, 3/1/2022	1,230,936
	Sempra Energy
1,285,000	6.150%, 6/15/2018	1,361,166
370,000	2.400%, 3/15/2020	369,253
	Southern California Edison Company
220,000	2.400%, 2/1/2022	219,146
	Southern Company
1,080,000	1.850%, 7/1/2019	1,076,192
1,100,000	4.400%, 7/1/2046	1,085,821
	Southwestern Electric Power Company
460,000	3.900%, 4/1/2045	427,584
	Targa Resources Partners, LP
525,000	5.250%, 5/1/2023	530,250
	Tesoro Corporation
2,075,000	4.750%, 12/15/2023[d]	2,085,375
	Tesoro Logistics, LP
1,755,000	5.250%, 1/15/2025	1,792,294
	TransAlta Corporation
825,000	1.900%, 6/3/2017	820,875
	Williams Partners, LP
1,050,000	5.100%, 9/15/2045	996,161
	Xcel Energy, Inc.
1,055,000	3.350%, 12/1/2026	1,054,303

	Total	50,880,399

	Total Long-Term Fixed Income (cost $1,986,566,985)	1,981,725,989

Shares	Registered Investment Companies (25.9%)
Affiliated Equity Holdings (9.5%)
2,586,561	Thrivent Large Cap Stock Portfolio	31,286,010
8,818,308	Thrivent Large Cap Value Portfolio	148,493,256
3,932,207	Thrivent Mid Cap Stock Portfolio	75,029,259
16,955,184	Thrivent Partner Worldwide Allocation Portfolio	154,141,277
1,989,819	Thrivent Small Cap Stock Portfolio	36,799,107

	Total	445,748,909

Affiliated Fixed Income Holdings (14.9%)
24,579,035	Thrivent High Yield Portfolio	117,246,915
35,397,259	Thrivent Income Portfolio	356,411,464
23,148,257	Thrivent Limited Maturity Bond Portfolio	227,012,639

	Total	700,671,018

Equity Funds/ETFs (0.3%)
5,380	iShares Russell 2000 Growth Index Fund	828,197
11,099	iShares Russell 2000 Index Fund	1,496,700
3,350	iShares Russell 2000 Value Index Fund	398,449
5,870	Materials Select Sector SPDR Fund	291,739
42,086	SPDR S&P 500 ETF Trust	9,407,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

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Schedule of Investments as of December 31, 2016

Shares	Registered Investment Companies (25.9%)	Value
Equity Funds/ETFs (0.3%) - continued
8,730	SPDR S&P Biotech ETF	$516,729
620	SPDR S&P MidCap 400 ETF Trust	187,073

	Total	13,126,370

Fixed Income Funds/ETFs (1.2%)
72,000	iShares Barclays 1-3 Year Credit Bond Fund	7,555,680
276,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	32,447,142
6,107	iShares J.P. Morgan USD Emerging Markets Bond ETF[g]	673,114
216,000	Vanguard Short-Term Corporate Bond ETF	17,143,920

	Total	57,819,856

	Total Registered Investment Companies (cost $1,131,940,166)	1,217,366,153

	Common Stock (22.2%)
Consumer Discretionary (2.9%)
24,092	Aaron’s, Inc.	770,703
6,830	Abercrombie & Fitch Company	81,960
29,216	Amazon.com, Inc.[k]	21,908,202
3,500	American Axle & Manufacturing Holdings, Inc.[k]	67,550
6,115	American Public Education, Inc.[k]	150,123
69,350	Aramark	2,477,182
3,350	Armstrong Flooring, Inc.[k]	66,698
3,980	Ascent Capital Group, Inc.[k]	64,715
7,560	AutoZone, Inc.[k]	5,970,812
21,190	Barnes & Noble, Inc.	236,269
7,960	Beazer Homes USA, Inc.[k]	105,868
1,680	Bed Bath & Beyond, Inc.	68,275
4,160	Big 5 Sporting Goods Corporation	72,176
10,120	Bloomin’ Brands, Inc.	182,464
21,100	BorgWarner, Inc.	832,184
6,210	Boyd Gaming Corporation[k]	125,256
26,420	Brunswick Corporation	1,440,947
5,470	Burlington Stores, Inc.[k]	463,582
14,220	Caleres, Inc.	466,700
13,730	Callaway Golf Company	150,481
21,750	Carter’s, Inc.	1,878,983
4,483	Cedar Fair, LP	287,809
6,350	Cheesecake Factory, Inc.	380,238
830	Chipotle Mexican Grill, Inc.[k]	313,176
2,330	Chuy’s Holdings, Inc.[k]	75,608
8,670	Cinemark Holdings, Inc.	332,581
3,920	ClubCorp Holdings, Inc.	56,252
2,160	Columbia Sportswear Company	125,928
263,583	Comcast Corporation	18,200,406
14,734	Core-Mark Holding Company, Inc.	634,593
9,559	CSS Industries, Inc.	258,762
11,338	Culp, Inc.	421,207
2,420	D.R. Horton, Inc.	66,139
30,200	Dana, Inc.	573,196
1,860	Deckers Outdoor Corporation[k]	103,025
69,719	Delphi Automotive plc	4,695,575
5,170	DeVry Education Group, Inc.	161,304
4,515	Discovery Communications, Inc., Class Ak	123,756
3,560	Discovery Communications, Inc., Class Ck	95,337
10,250	DISH Network Corporation[k]	593,783
8,220	Dollar General Corporation	608,855
22,030	Dollar Tree, Inc.[k]	1,700,275
2,180	Domino’s Pizza, Inc.	347,143
18,710	DSW, Inc.	423,782
11,303	Duluth Holdings, Inc.[g,k]	287,096
9,140	Etsy, Inc.[k]	107,669
6,108	Expedia, Inc.	691,914
11,150	Finish Line, Inc.	209,732
17,740	Gentex Corporation	349,301
7,563	G-III Apparel Group, Ltd.[k]	223,562
34,310	GNC Holdings, Inc.	378,782
132,864	Harley-Davidson, Inc.	7,751,286
13,058	Haverty Furniture Companies, Inc.	309,475
63,110	Home Depot, Inc.	8,461,789
14,390	Houghton Mifflin Harcourt Company[k]	156,131
1,460	HSN, Inc.	50,078
2,530	Hyatt Hotels Corporation[k]	139,808
3,500	ILG, Inc.	63,595
1,920	International Speedway Corporation	70,656
660	Jack in the Box, Inc.	73,682
1,240	John Wiley and Sons, Inc.	67,580
7,810	Kate Spade & Company[k]	145,813
5,890	L Brands, Inc.	387,798
11,740	La-Z-Boy, Inc.	364,527
53,540	Liberty Interactive Corporation[k]	1,069,729
2,680	Lithia Motors, Inc.	259,504
2,400	Live Nation Entertainment, Inc.[k]	63,840
38,630	LKQ Corporation[k]	1,184,010
106,480	Lowe’s Companies, Inc.	7,572,858
2,740	M/I Homes, Inc.[k]	68,993
1,500	Meredith Corporation	88,725
690	Mohawk Industries, Inc.[k]	137,779
1,270	Monro Muffler Brake, Inc.	72,644
1,040	Murphy USA, Inc.[k]	63,929
6,380	Nautilus, Inc.[k]	118,030
7,400	New Media Investment Group, Inc.	118,326
34,340	Newell Brands, Inc.	1,533,281
20,520	News Corporation, Class A	235,159
6,700	News Corporation, Class B	79,060
5,558	Nord Anglia Education, Inc.[g,k]	129,501
9,060	Norwegian Cruise Line Holdings, Ltd.[k]	385,322
36,331	Nutrisystem, Inc.	1,258,869
2,350	O’Reilly Automotive, Inc.[k]	654,264
13,420	Oxford Industries, Inc.	806,945
5,680	Papa John’s International, Inc.	486,094
7,303	Papa Murphy’s Holdings, Inc.[g,k]	30,819
18,530	Pinnacle Entertainment, Inc.[k]	268,685
12,550	PVH Corporation	1,132,512
3,720	Ralph Lauren Corporation	335,990
1,700	Restoration Hardware Holdings, Inc.[g,k]	52,190
5,630	Retailmenot, Inc.[k]	52,359
28,000	Ross Stores, Inc.	1,836,800
11,970	Ruth’s Hospitality Group, Inc.	219,051
8,400	Sally Beauty Holdings, Inc.[k]	221,928
63,764	Scripps Networks Interactive, Inc.	4,550,837
3,460	Select Comfort Corporation[k]	78,265
4,910	Signet Jewelers, Ltd.	462,817
8,882	Sportsman’s Warehouse Holdings, Inc.[k]	83,402
1,200	Standard Motor Products, Inc.	63,864
73,910	Starbucks Corporation	4,103,483
16,444	Stein Mart, Inc.	90,113
4,070	Steven Madden, Ltd.[k]	145,503
1,970	Target Corporation	142,293
32,330	Tegna, Inc.	691,539
6,200	Tempur Sealy International, Inc.[g,k]	423,336
2,075	Tenneco, Inc.[k]	129,625
20,850	Time, Inc.	372,172

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Consumer Discretionary (2.9%) - continued
34,410	TJX Companies, Inc.	$2,585,223
32,330	Toll Brothers, Inc.[k]	1,002,230
25,758	Tower International, Inc.	730,239
30,242	Tuesday Morning Corporation[k]	163,307
10,340	Tupperware Brands Corporation	544,091
1,550	Ulta Salon Cosmetics & Fragrance, Inc.[k]	395,157
4,950	Under Armour, Inc., Class Ag,k	143,797
4,981	Under Armour, Inc., Class Ck	125,372
1,900	Vail Resorts, Inc.	306,489
12,180	Vera Bradley, Inc.[k]	142,750
7,230	VF Corporation	385,721
2,890	Visteon Corporation	232,183
3,150	Vitamin Shoppe, Inc.[k]	74,812
65,310	Walt Disney Company	6,806,608
2,775	Whirlpool Corporation	504,412
8,690	Wingstop, Inc.	257,137
5,720	Wolverine World Wide, Inc.	125,554
2,650	Wyndham Worldwide Corporation	202,380
15,890	Yum! Brands, Inc.	1,006,314
6,960	Zoe’s Kitchen, Inc.[g,k]	166,970

	Total	136,225,325

Consumer Staples (0.8%)
9,204	AdvancePierre Foods Holdings, Inc.	274,095
9,310	Brown-Forman Corporation	418,205
578	Casey’s General Stores, Inc.	68,713
78,140	Coca-Cola Company	3,239,684
143,150	CVS Health Corporation	11,295,967
4,890	Dr Pepper Snapple Group, Inc.	443,376
884	e.l.f. Beauty, Inc.[g,k]	25,583
18,200	Estee Lauder Companies, Inc.	1,392,118
10,060	Flowers Foods, Inc.	200,898
18,760	Hain Celestial Group, Inc.[k]	732,203
4,600	Ingredion, Inc.	574,816
1,439	J & J Snack Foods Corporation	192,006
21,510	Kimberly-Clark Corporation	2,454,721
620	Lancaster Colony Corporation	87,662
3,290	Mondelez International, Inc.	145,846
22,120	Monster Beverage Corporation[k]	980,801
9,830	PepsiCo, Inc.	1,028,513
44,750	Pinnacle Foods, Inc.	2,391,887
13,980	Procter & Gamble Company	1,175,438
19,121	SpartanNash Company	756,044
7,330	Sysco Corporation	405,862
8,480	United Natural Foods, Inc.[k]	404,666
77,960	Walgreens Boots Alliance, Inc.	6,451,970
35,990	Wal-Mart Stores, Inc.	2,487,629
6,850	WhiteWave Foods Company[k]	380,860
3,640	Whole Foods Market, Inc.	111,966

	Total	38,121,529

Energy (2.2%)
5,370	Anadarko Petroleum Corporation	374,450
8,156	Arch Coal, Inc.[g,k]	636,576
55,672	Archrock, Inc.	734,870
16,609	Atwood Oceanics, Inc.	218,076
65,894	Baker Hughes, Inc.	4,281,133
13,406	Bristow Group, Inc.	274,555
7,525	Callon Petroleum Company[k]	115,659
51,680	Canadian Natural Resources, Ltd.	1,647,558
133,970	Chevron Corporation	15,768,269
8,200	Cimarex Energy Company	1,114,380
41,860	Clean Energy Fuels Corporation[k]	119,720
17,690	Concho Resources, Inc.[k]	2,345,694
60,250	ConocoPhillips	3,020,935
6,350	Continental Resources, Inc.[k]	327,279
15,449	Contura Energy, Inc.[k]	1,096,879
21,150	Delek US Holdings, Inc.	509,080
95,880	Devon Energy Corporation	4,378,840
9,810	Diamond Offshore Drilling, Inc.[k]	173,637
77,094	Ensco plc	749,354
28,620	EOG Resources, Inc.	2,893,482
16,800	EP Energy Corporation[k]	110,040
103,175	EQT Corporation	6,747,645
55,550	Exxon Mobil Corporation	5,013,943
12,870	Frank’s International NV	158,430
12,880	Green Plains, Inc.	358,708
2,590	Gulfport Energy Corporation[k]	56,048
100,390	Halliburton Company	5,430,095
14,590	Helix Energy Solutions Group, Inc.[k]	128,684
10,380	HollyFrontier Corporation	340,049
20,380	Hornbeck Offshore Services, Inc.[g,k]	147,144
7,040	Kinder Morgan, Inc.	145,798
473,603	Marathon Oil Corporation	8,198,068
3,670	Murphy Oil Corporation	114,247
136,270	Nabors Industries, Ltd.	2,234,828
3,100	Noble Energy, Inc.	117,986
21,019	Oasis Petroleum, Inc.[k]	318,228
3,850	Oceaneering International, Inc.	108,609
13,345	Oil States International, Inc.[k]	520,455
24,378	Parsley Energy, Inc.[k]	859,081
33,245	Patterson-UTI Energy, Inc.	894,955
7,520	PBF Energy, Inc.	209,658
3,880	Phillips 66	335,271
35,707	Pioneer Energy Services Corporation[k]	244,593
41,790	Pioneer Natural Resources Company	7,525,125
20,200	Range Resources Corporation	694,072
57,350	Rowan Companies plc[k]	1,083,342
30,464	Royal Dutch Shell plc ADR	1,656,632
18,320	RPC, Inc.[g]	362,919
37,458	Schlumberger, Ltd.	3,144,599
4,540	SemGroup Corporation	189,545
2,533	SM Energy Company	87,338
83,450	Suncor Energy, Inc. ADR	2,727,981
3,230	Superior Energy Services, Inc.	54,522
12,220	Teekay Corporation	98,127
28,631	Teekay Tankers, Ltd.	64,706
16,430	Tesco Corporation[k]	135,547
10,670	Tesoro Corporation	933,092
48,770	TETRA Technologies, Inc.[k]	244,825
24,280	U.S. Silica Holdings, Inc.	1,376,190
56,270	Valero Energy Corporation	3,844,366
3,112	Vantage Drilling International[k]	314,312
631,490	Weatherford International plc[k]	3,151,135
209,690	WPX Energy, Inc.[k]	3,055,183

	Total	104,316,547

Financials (3.7%)
11,770	Affiliated Managers Group, Inc.[k]	1,710,181
6,890	Allied World Assurance Company Holdings AG	370,062
3,260	American Financial Group, Inc.	287,271
49,360	American International Group, Inc.	3,223,702
13,925	Ameris Bancorp	607,130
5,310	AMERISAFE, Inc.	331,079
6,294	Argo Group International Holdings, Ltd.	414,775
24,100	Aspen Insurance Holdings, Ltd.	1,325,500
4,860	Associated Banc-Corp	120,042
36,970	Assured Guaranty, Ltd.	1,396,357
23,210	BancorpSouth, Inc.	720,671
809,270	Bank of America Corporation	17,884,867
20,800	Bank of New York Mellon Corporation	985,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Financials (3.7%) - continued
5,650	Bank of the Ozarks, Inc.	$297,134
6,120	BankFinancial Corporation	90,698
1,290	Banner Corporation	71,995
40,930	BB&T Corporation	1,924,529
23,590	Beneficial Bancorp, Inc.	434,056
950	BlackRock, Inc.	361,513
152,980	Blackstone Group, LP	4,135,049
46,310	Boston Private Financial Holdings, Inc.	766,431
25,150	Brookline Bancorp, Inc.	412,460
39,480	Capital One Financial Corporation	3,444,235
7,970	Cathay General Bancorp	303,099
18,950	Central Pacific Financial Corporation	595,409
10,490	Charles Schwab Corporation	414,040
9,034	Chemical Financial Corporation	489,372
27,800	Chubb, Ltd.	3,672,936
287,530	Citigroup, Inc.	17,087,908
5,730	Citizens Financial Group, Inc.	204,160
7,340	Clifton Bancorp, Inc.	124,193
48,765	CoBiz Financial, Inc.	823,641
12,719	Columbia Banking System, Inc.	568,285
97,010	Comerica, Inc.	6,607,351
94,740	E*TRADE Financial Corporation[k]	3,282,741
35,228	East West Bancorp, Inc.	1,790,639
35,080	Eaton Vance Corporation	1,469,150
14,459	Employers Holdings, Inc.	572,576
8,190	Enova International, Inc.[k]	102,785
5,600	Essent Group, Ltd.[k]	181,272
1,760	Evercore Partners, Inc.	120,912
7,880	F.N.B. Corporation	126,316
2,480	Federated Investors, Inc.	70,134
276,123	Fifth Third Bancorp	7,447,037
4,910	First American Financial Corporation	179,853
37,910	First Commonwealth Financial Corporation	537,564
9,010	First Financial Bancorp	256,335
3,920	First Financial Corporation	206,976
3,130	First Merchants Corporation	117,844
56,860	First Midwest Bancorp, Inc.	1,434,578
28,200	First Republic Bank	2,598,348
6,950	Franklin Resources, Inc.	275,081
10,965	Glacier Bancorp, Inc.	397,262
53,580	Goldman Sachs Group, Inc.	12,829,731
35,450	Great Western Bancorp, Inc.	1,545,265
25,130	Green Bancorp, Inc.[k]	381,976
2,980	Greenhill & Company, Inc.	82,546
33,286	Hanmi Financial Corporation	1,161,681
20,839	Hanover Insurance Group, Inc.	1,896,557
6,360	Hartford Financial Services Group, Inc.	303,054
2,400	Hilltop Holdings, Inc.	71,520
25,176	Home BancShares, Inc.	699,138
2,360	HomeStreet, Inc.[k]	74,576
3,380	Hometrust Bancshares, Inc.[k]	87,542
36,238	Hope Bancorp, Inc.	793,250
9,941	Horace Mann Educators Corporation	425,475
12,331	Houlihan Lokey, Inc.	383,741
77,350	Huntington Bancshares, Inc.	1,022,567
3,209	Infinity Property & Casualty Corporation	282,071
79,280	Intercontinental Exchange, Inc.	4,472,978
136,570	Invesco, Ltd.	4,143,534
38,912	Janus Capital Group, Inc.	516,362
126,400	KeyCorp	2,309,328
5,948	Kinsale Capital Group, Inc.	202,291
3,100	Lazard, Ltd.	127,379
2,260	Legg Mason, Inc.	67,597
1,278	Lincoln National Corporation	84,693
2,750	M&T Bank Corporation	430,183
230	Markel Corporation[k]	208,035
3,590	Meta Financial Group, Inc.	369,411
149,300	MetLife, Inc.	8,045,777
128,590	Morgan Stanley	5,432,928
16,950	National Bank Holdings Corporation	540,535
1,220	Navigators Group, Inc.	143,655
8,130	NMI Holdings, Inc.[k]	86,584
4,400	PacWest Bancorp	239,536
5,650	Primerica, Inc.	390,697
1,240	Principal Financial Group, Inc.	71,746
18,490	Provident Financial Services, Inc.	523,267
36,433	Raymond James Financial, Inc.	2,523,714
8,931	Renasant Corporation	377,067
1,126	Safety Insurance Group, Inc.	82,986
13,575	Sandy Spring Bancorp, Inc.	542,864
1,330	SEI Investments Company	65,649
3,080	Selective Insurance Group, Inc.	132,594
131,810	SLM Corporation[k]	1,452,546
3,045	State Auto Financial Corporation	81,636
11,700	Stewart Information Services Corporation	539,136
18,161	Stifel Financial Corporation[k]	907,142
14,075	SVB Financial Group[k]	2,416,115
198,800	Synchrony Financial	7,210,476
18,980	Synovus Financial Corporation	779,698
53,170	TCF Financial Corporation	1,041,600
41,540	TD Ameritrade Holding Corporation	1,811,144
3,360	Territorial Bancorp, Inc.	110,342
8,000	TriCo Bancshares	273,440
54,680	TrustCo Bank Corporation	478,450
3,080	Trustmark Corporation	109,802
35,140	Umpqua Holdings Corporation	659,929
2,790	Union Bankshares Corporation	99,715
13,040	United Community Banks, Inc.	386,245
23,230	United Financial Bancorp, Inc.	421,857
1,480	United Fire Group, Inc.	72,772
3,750	Unum Group	164,738
3,780	Virtu Financial, Inc.	60,291
4,440	Voya Financial, Inc.	174,137
2,590	Western Alliance Bancorp[k]	126,159
3,118	Wintrust Financial Corporation	226,273
9,010	WisdomTree Investments, Inc.[g]	100,371
4,496	WSFS Financial Corporation	208,390
163,954	Zions Bancorporation	7,056,580

	Total	174,514,102

Health Care (2.8%)
16,430	Abbott Laboratories	631,076
2,840	ABIOMED, Inc.[k]	320,011
7,352	Acadia Healthcare Company, Inc.[k]	243,351
1,690	Acceleron Pharma, Inc.[k]	43,129
2,490	Aceto Corporation	54,705
9,530	Advaxis, Inc.[g,k]	68,235
3,510	Aerie Pharmaceuticals, Inc.[k]	132,853
12,040	Aetna, Inc.	1,493,080
15,790	Akorn, Inc.[k]	344,696
65,650	Alexion Pharmaceuticals, Inc.[k]	8,032,278
3,860	Align Technology, Inc.[k]	371,062
40,250	Allergan plc[k]	8,452,903
17,481	Amgen, Inc.	2,555,897
6,917	Analogic Corporation	573,765
3,760	AngioDynamics, Inc.[k]	63,431
31,298	Asterias Biotherapeutics, Inc.[g,k]	143,971
822	Atrion Corporation	416,918

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Health Care (2.8%) - continued
4,760	Biogen, Inc.[k]	$1,349,841
9,740	BioMarin Pharmaceutical, Inc.[k]	806,862
4,550	Bristol-Myers Squibb Company	265,902
3,422	C.R. Bard, Inc.	768,787
7,700	Cardinal Health, Inc.	554,169
9,350	Cardiovascular Systems, Inc.[k]	226,363
28,620	Catalent, Inc.[k]	771,595
86,270	Celgene Corporation[k]	9,985,753
3,590	Centene Corporation[k]	202,871
10,590	Charles River Laboratories International, Inc.[k]	806,852
3,740	Chemed Corporation	599,933
1,840	Coherus Biosciences, Inc.[k]	51,796
4,260	CONMED Corporation	188,164
14,010	Cooper Companies, Inc.	2,450,769
4,370	Cross Country Healthcare, Inc.[k]	68,216
33,700	Dentsply Sirona, Inc.	1,945,501
8,330	Dexcom, Inc.[k]	497,301
21,190	Diplomat Pharmacy, Inc.[k]	266,994
29,925	Edwards Lifesciences Corporation[k]	2,803,973
2,060	Emergent Biosolutions, Inc.[k]	67,650
11,738	Ensign Group, Inc.	260,701
8,020	Envision Healthcare Corporation[k]	507,586
69,810	Express Scripts Holding Company[k]	4,802,230
9,550	GenMark Diagnostics, Inc.[k]	116,892
146,955	Gilead Sciences, Inc.	10,523,448
3,900	Global Blood Therapeutics, Inc.[k]	56,355
5,420	HCA Holdings, Inc.[k]	401,188
3,044	HealthEquity, Inc.[k]	123,343
6,680	Healthways, Inc.[k]	151,970
3,530	Heska Corporation[k]	252,748
18,270	Hill-Rom Holdings, Inc.	1,025,678
34,610	Hologic, Inc.[k]	1,388,553
3,680	ICU Medical, Inc.[k]	542,248
4,945	Inogen, Inc.[k]	332,156
9,630	Intersect ENT, Inc.[k]	116,523
1,590	Intra-Cellular Therapies, Inc.[k]	23,993
5,600	Ironwood Pharmaceuticals, Inc.[k]	85,624
43,320	Johnson & Johnson	4,990,897
19,110	Kindred Healthcare, Inc.	150,014
11,150	Magellan Health Services, Inc.[k]	839,038
140,449	Medtronic plc	10,004,182
213,860	Merck & Company, Inc.	12,589,938
2,380	Mettler-Toledo International, Inc.[k]	996,173
19,630	Mylan NVk	748,885
6,193	National Healthcare Corporation	469,367
6,590	Neurocrine Biosciences, Inc.[k]	255,033
6,156	Nevro Corporation[k]	447,295
15,585	NuVasive, Inc.[k]	1,049,806
13,700	Omnicell, Inc.[k]	464,430
47,390	OraSure Technologies, Inc.[k]	416,084
5,930	Orthofix International NVk	214,547
7,820	PerkinElmer, Inc.	407,813
8,470	Perrigo Company plc	704,958
277,770	Pfizer, Inc.	9,021,970
6,260	PharMerica Corporation[k]	157,439
1,000	Prothena Corporation plc[k]	49,190
81,560	Roche Holding AG ADR	2,326,907
4,650	Surgical Care Affiliates, Inc.[k]	215,155
8,300	Teleflex, Inc.	1,337,545
10,960	Triple-S Management Corporation[k]	226,872
39,698	UnitedHealth Group, Inc.	6,353,268
14,230	Universal Health Services, Inc.	1,513,787
3,840	VCA Antech, Inc.[k]	263,616
7,950	Veeva Systems, Inc.[k]	323,565
52,451	Vertex Pharmaceuticals, Inc.[k]	3,864,065
4,740	Waters Corporation[k]	637,009
2,810	West Pharmaceutical Services, Inc.	238,372
23,930	Wright Medical Group NVk	549,911
10,410	Ziopharm Oncology, Inc.[g,k]	55,693
11,900	Zoetis, Inc.	637,007

	Total	131,851,720

Industrials (2.4%)
8,660	ABM Industries, Inc.	353,674
19,750	Acuity Brands, Inc.	4,559,485
15,504	Aegion Corporation[k]	367,445
2,130	Aerovironment, Inc.[k]	57,148
12,640	AGCO Corporation	731,350
25,760	Ardmore Shipping Corporation	190,624
4,973	Astec Industries, Inc.	335,479
14,549	AZZ, Inc.	929,681
16,280	B/E Aerospace, Inc.	979,893
17,710	Barnes Group, Inc.	839,808
23,870	Boeing Company	3,716,082
52,790	BWX Technologies, Inc.	2,095,763
17,890	Carlisle Companies, Inc.	1,973,088
3,970	CEB, Inc.	240,582
6,782	CIRCOR International, Inc.	440,016
1,565	CLARCOR, Inc.	129,066
4,300	Colfax Corporation[k]	154,499
14,705	Comfort Systems USA, Inc.	489,676
12,110	Copart, Inc.[k]	671,015
2,720	Crane Company	196,166
118,080	CSX Corporation	4,242,614
42,560	Cummins, Inc.	5,816,675
4,650	Curtiss-Wright Corporation	457,374
125,540	Delta Air Lines, Inc.	6,175,313
930	Deluxe Corporation	66,597
16,850	Donaldson Company, Inc.	709,048
5,510	EMCOR Group, Inc.	389,888
5,370	Encore Wire Corporation	232,789
13,440	EnerSys	1,049,664
1,110	EnPro Industries, Inc.	74,770
3,155	Equifax, Inc.	373,016
5,218	ESCO Technologies, Inc.	295,600
22,126	Federal Signal Corporation	345,387
3,340	Fortive Corporation	179,124
9,580	Fortune Brands Home and Security, Inc.	512,147
8,155	Franklin Electric Company, Inc.	317,229
5,840	GasLog, Ltd.	94,024
14,120	Gener8 Maritime, Inc.[k]	63,258
13,068	Gibraltar Industries, Inc.[k]	544,282
8,432	Granite Construction, Inc.	463,760
34,730	Harsco Corporation	472,328
4,670	Healthcare Services Group, Inc.	182,924
5,626	Heico Corporation	434,046
7,600	Herman Miller, Inc.	259,920
10,670	Hexcel Corporation	548,865
47,994	Honeywell International, Inc.	5,560,105
2,790	Hub Group, Inc.[k]	122,063
7,390	Hubbell, Inc.	862,413
3,850	Huntington Ingalls Industries, Inc.	709,131
3,950	ICF International, Inc.[k]	218,040
69,120	Ingersoll-Rand plc	5,186,765
3,270	Insperity, Inc.	232,007
2,190	Insteel Industries, Inc.	78,052
3,020	Interface, Inc.	56,021
6,040	ITT Corporation	232,963
1,110	Jacobs Engineering Group, Inc.[k]	63,270
7,410	JB Hunt Transport Services, Inc.	719,289
20,975	Johnson Controls International plc	863,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Industrials (2.4%) - continued
5,100	Kansas City Southern	$432,735
8,210	KBR, Inc.	137,025
47,430	Kennametal, Inc.	1,482,662
14,758	Kforce, Inc.	340,910
8,310	Kirby Corporation[k]	552,615
22,540	Korn/Ferry International	663,352
20,529	Lincoln Electric Holdings, Inc.	1,573,958
3,540	Lindsay Corporation[g]	264,119
2,800	Manpower, Inc.	248,836
5,200	Masco Corporation	164,424
5,840	Masonite International Corporation[k]	384,272
13,600	Meritor, Inc.[k]	168,912
2,740	Middleby Corporation[k]	352,939
11,600	Moog, Inc.[k]	761,888
12,060	MRC Global, Inc.[k]	244,336
9,545	MSA Safety, Inc.	661,755
1,930	Mueller Industries, Inc.	77,123
12,110	MYR Group, Inc.[k]	456,305
20,488	Navigant Consulting, Inc.[k]	536,376
8,250	NCI Building Systems, Inc.[k]	129,113
9,340	Nielsen Holdings plc	391,813
1,442	Nordson Corporation	161,576
35,735	Norfolk Southern Corporation	3,861,881
6,350	Old Dominion Freight Line, Inc.[k]	544,766
6,690	On Assignment, Inc.[k]	295,430
6,650	Orbital ATK, Inc.	583,405
20,827	Oshkosh Corporation	1,345,632
11,210	PGT Innovations, Inc.[k]	128,354
6,130	Proto Labs, Inc.[k]	314,775
4,510	Quanex Building Products Corporation	91,553
19,510	Raven Industries, Inc.	491,652
20,280	Raytheon Company	2,879,760
830	RBC Bearings, Inc.[k]	77,032
2,690	Regal-Beloit Corporation	186,283
12,700	Resources Connection, Inc.	244,475
3,150	Rexnord Corporation[k]	61,709
16,330	Rockwell Automation, Inc.	2,194,752
11,380	Rockwell Collins, Inc.	1,055,609
6,530	Roper Industries, Inc.	1,195,512
1,730	Ryder System, Inc.	128,781
13,910	Saia, Inc.[k]	614,126
54,820	Southwest Airlines Company	2,732,229
10,020	SPX FLOW, Inc.[k]	321,241
820	Standex International Corporation	72,037
1,040	Stanley Black & Decker, Inc.	119,278
2,330	Stericycle, Inc.[k]	179,503
5,151	Team, Inc.[k]	202,177
4,793	Tennant Company	341,262
1,760	Tetra Tech, Inc.	75,944
6,019	Textron, Inc.	292,283
34,280	TransUnion[k]	1,060,280
3,440	TrueBlue, Inc.[k]	84,796
92,962	Union Pacific Corporation	9,638,300
20,790	United Continental Holdings, Inc.[k]	1,515,175
56,400	United Parcel Service, Inc.	6,465,696
10,110	United Rentals, Inc.[k]	1,067,414
4,849	Universal Forest Products, Inc.	495,471
10,553	Universal Truckload Services, Inc.	172,542
17,580	WABCO Holdings, Inc.[k]	1,866,117
3,870	WageWorks, Inc.[k]	280,575
23,443	Waste Connections, Inc.	1,842,385
800	Watsco, Inc.	118,496
15,080	Xylem, Inc.	746,762
7,030	YRC Worldwide, Inc.[k]	93,358

	Total	114,921,113

Information Technology (5.3%)
53,150	Agilent Technologies, Inc.	2,421,514
25,695	Akamai Technologies, Inc.[k]	1,713,343
8,810	Alliance Data Systems Corporation	2,013,085
19,129	Alphabet, Inc., Class Ak	15,158,776
18,541	Alphabet, Inc., Class Ck	14,310,315
3,870	Ambarella, Inc.[g,k]	209,483
15,450	Amkor Technology, Inc.[k]	162,998
31,890	Amphenol Corporation	2,143,008
42,440	Analog Devices, Inc.	3,081,993
175,274	Apple, Inc.	20,300,235
26,055	Applied Materials, Inc.	840,795
4,370	Apptio, Inc.[k]	80,976
12,891	Arista Networks, Inc.[k]	1,247,462
48,700	ARRIS International plc[k]	1,467,331
2,280	Aspen Technology, Inc.[k]	124,670
6,620	AVX Corporation	103,471
7,640	Bankrate, Inc.[k]	84,422
7,240	Belden, Inc.	541,335
20,040	Blackhawk Network Holdings, Inc.[k]	755,007
45,120	Booz Allen Hamilton Holding Corporation	1,627,478
31,507	Brooks Automation, Inc.	537,824
5,510	CA, Inc.	175,053
7,092	Cabot Microelectronics Corporation	448,002
1,940	CACI International, Inc.[k]	241,142
3,490	Cadence Design Systems, Inc.[k]	88,018
3,530	Carbonite, Inc.[k]	57,892
4,440	Cavium, Inc.[k]	277,234
5,820	CDK Global, Inc.	347,396
37,260	Ciena Corporation[k]	909,517
1,150	Cirrus Logic, Inc.[k]	65,021
564,820	Cisco Systems, Inc.	17,068,860
3,620	Cognex Corporation	230,304
3,400	Coherent, Inc.[k]	467,109
29,080	CommVault Systems, Inc.[k]	1,494,712
4,740	Comtech Telecommunications Corporation	56,169
10,630	Convergys Corporation	261,073
28,570	CoreLogic, Inc.[k]	1,052,233
19,791	Criteo SA ADR[g,k]	813,014
3,380	CTS Corporation	75,712
17,180	Dolby Laboratories, Inc.	776,364
11,990	DST Systems, Inc.	1,284,728
32,400	eBay, Inc.[k]	961,956
6,840	Entegris, Inc.[k]	122,436
7,810	Envestnet, Inc.[k]	275,303
7,130	EVERTEC, Inc.	126,557
9,380	ExlService Holdings, Inc.[k]	473,127
4,160	F5 Networks, Inc.[k]	602,035
12,543	Fabrinet[k]	505,483
148,240	Facebook, Inc.[k]	17,055,012
9,350	Finisar Corporation[k]	283,025
46,830	FLIR Systems, Inc.	1,694,778
1,610	Forrester Research, Inc.	69,150
27,520	Fortinet, Inc.[k]	828,902
18,563	Guidewire Software, Inc.[k]	915,713
5,150	IAC/InterActiveCorporation[k]	333,668
4,240	Insight Enterprises, Inc.[k]	171,466
44,990	Integrated Device Technology, Inc.[k]	1,059,964
49,480	Intel Corporation	1,794,640
27,915	Ixia[k]	449,431
2,120	Keysight Technologies, Inc.[k]	77,528
12,940	Lam Research Corporation	1,368,146
12,590	Liberty Tripadvisor Holdings, Inc.[k]	189,479
3,131	Littelfuse, Inc.	475,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Information Technology (5.3%) - continued
7,040	M/A-COM Technology Solutions Holdings, Inc.[k]	$325,811
2,500	Manhattan Associates, Inc.[k]	132,575
123,240	MasterCard, Inc.	12,724,530
39,645	Maxim Integrated Products, Inc.	1,529,108
2,460	MAXIMUS, Inc.	137,243
12,153	Methode Electronics, Inc.	502,527
7,240	Microsemi Corporation[k]	390,743
468,180	Microsoft Corporation	29,092,705
5,050	Mobileye NVk	192,506
18,510	Monolithic Power Systems, Inc.	1,516,524
6,360	Monotype Imaging Holdings, Inc.	126,246
18,690	National Instruments Corporation	576,026
4,230	NetApp, Inc.	149,192
8,750	New Relic, Inc.[k]	247,187
9,540	Nice, Ltd. ADR	655,970
27,711	NVIDIA Corporation	2,957,872
8,180	NXP Semiconductors NVk	801,722
16,299	Oclaro, Inc.[k]	145,876
24,010	ON Semiconductor Corporation[k]	306,368
264,790	Oracle Corporation	10,181,175
2,750	OSI Systems, Inc.[k]	209,330
18,670	Palo Alto Networks, Inc.[k]	2,334,683
58,570	Pandora Media, Inc.[g,k]	763,753
8,600	Paycom Software, Inc.[k]	391,214
4,300	Paylocity Holding Corporation[k]	129,043
218,570	PayPal Holdings, Inc.[k]	8,626,958
14,777	Pegasystems, Inc.	531,972
13,500	Progress Software Corporation	431,055
8,710	Proofpoint, Inc.[k]	615,361
8,870	PTC, Inc.[k]	410,415
10,473	Q2 Holdings, Inc.[k]	302,146
1,220	Qorvo, Inc.[k]	64,331
30,520	QUALCOMM, Inc.	1,989,904
2,000	Qualys, Inc.[k]	63,300
8,790	RealPage, Inc.[k]	263,700
9,150	Red Hat, Inc.[k]	637,755
12,166	Rudolph Technologies, Inc.[k]	284,076
169,040	Salesforce.com, Inc.[k]	11,572,478
2,360	ScanSource, Inc.[k]	95,226
14,440	ServiceNow, Inc.[k]	1,073,470
15,300	ShoreTel, Inc.[k]	109,395
1,070	Silicon Laboratories, Inc.[k]	69,550
5,700	SS&C Technologies Holdings, Inc.	163,020
13,510	Synopsys, Inc.[k]	795,199
68,123	Teradyne, Inc.	1,730,324
1,720	Tessera Technologies, Inc.	76,024
89,480	Texas Instruments, Inc.	6,529,356
3,160	Total System Services, Inc.	154,935
8,860	Trimble, Inc.[k]	267,129
2,610	Tyler Technologies, Inc.[k]	372,630
1,600	Ultimate Software Group, Inc.[k]	291,760
1,800	Verint Systems, Inc.[k]	63,450
26,032	Virtusa Corporation[k]	653,924
167,110	Visa, Inc.	13,037,922
1,060	Western Digital Corporation	72,027
143,990	Xerox Corporation	1,257,033
43,620	Xilinx, Inc.	2,633,339

	Total	246,707,158

Materials (0.9%)
5,310	Agnico Eagle Mines, Ltd.	223,020
9,280	Air Products and Chemicals, Inc.	1,334,650
7,460	American Vanguard Corporation	142,859
8,230	Ashland Global Holdings, Inc.	899,457
3,190	Avery Dennison Corporation	224,002
29,860	Axalta Coating Systems, Ltd.[k]	812,192
5,026	Balchem Corporation	421,782
4,440	Ball Corporation	333,311
29,630	Barrick Gold Corporation	473,487
9,820	Boise Cascade Company[k]	220,950
7,180	Cabot Corporation	362,877
4,600	Carpenter Technology Corporation	166,382
15,750	Celanese Corporation	1,240,155
10,077	Chemtura Corporation[k]	334,556
6,150	Continental Building Products, Inc.[k]	142,065
16,470	Crown Holdings, Inc.[k]	865,828
68,250	Dow Chemical Company	3,905,265
1,080	Eagle Materials, Inc.	106,412
63,426	Eastman Chemical Company	4,770,269
19,180	Ecolab, Inc.	2,248,280
20,580	Eldorado Gold Corporation[k]	66,268
9,550	Ferro Corporation[k]	136,852
19,660	Ferroglobe plc	212,918
19,660	Ferroglobe Representation & Warranty Insurance Trust[k,l]	2
24,640	FMC Corporation	1,393,638
20,180	Goldcorp, Inc.	274,448
164,030	Graphic Packaging Holding Company	2,047,094
7,820	Huntsman Corporation	149,206
1,347	Ingevity Corporation[k]	73,896
1,240	Innophos Holdings, Inc.	64,802
4,338	Innospec, Inc.	297,153
1,350	International Flavors & Fragrances, Inc.	159,071
18,920	International Paper Company	1,003,895
4,220	Kadant, Inc.	258,264
15,090	KapStone Paper and Packaging Corporation	332,735
35,510	Kinross Gold Corporation[k]	110,436
2,620	Koppers Holdings, Inc.[k]	105,586
1,380	Martin Marietta Materials, Inc.	305,711
6,770	Materion Corporation	268,092
5,430	Methanex Corporation	237,834
3,476	Minerals Technologies, Inc.	268,521
109,380	Mosaic Company	3,208,115
20,664	Myers Industries, Inc.	295,495
820	Neenah Paper, Inc.	69,864
25,890	Newmont Mining Corporation	882,072
16,030	Nucor Corporation	954,106
9,880	OMNOVA Solutions, Inc.[k]	98,800
24,940	Owens-Illinois, Inc.[k]	434,205
24,953	Packaging Corporation of America	2,116,514
3,740	PolyOne Corporation	119,830
620	Quaker Chemical Corporation	79,323
7,090	Rayonier Advanced Materials, Inc.	109,611
3,930	Reliance Steel & Aluminum Company	312,592
1,910	Royal Gold, Inc.	120,999
7,870	Schnitzer Steel Industries, Inc.	202,259
1,560	Schweitzer-Mauduit International, Inc.	71,027
4,257	Scotts Miracle-Gro Company	406,756
5,880	Sealed Air Corporation	266,599
7,650	Sensient Technologies Corporation	601,137
1,340	Silgan Holdings, Inc.	68,581
9,020	Silver Wheaton Corporation	174,266
10,010	Sonoco Products Company	527,527
36,401	Steel Dynamics, Inc.	1,295,148
5,960	SunCoke Energy, Inc.[k]	67,586
15,750	Teck Resources, Ltd.	315,473
19,583	Verso Corporation[k]	139,039
2,900	Vulcan Materials Company	362,935
9,762	Westrock Company	495,617

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (22.2%)	Value
Materials (0.9%) - continued
29,820	Yamana Gold, Inc.	$83,794

	Total	40,873,491

Real Estate (0.4%)
6,850	American Assets Trust, Inc.	295,098
8,970	American Campus Communities, Inc.	446,437
9,620	Bluerock Residential Growth REIT, Inc.[g]	131,986
74,489	Brixmor Property Group, Inc.	1,819,021
4,000	Camden Property Trust	336,280
19,760	CBL & Associates Properties, Inc.	227,240
52,477	Cedar Realty Trust, Inc.	342,675
21,710	Chatham Lodging Trust	446,141
4,820	City Office REIT, Inc.	63,479
16,830	Columbia Property Trust, Inc.	363,528
11,620	CoreCivic, Inc.	284,225
56,380	Corporate Office Properties Trust	1,760,184
17,429	Cousins Properties, Inc.	148,321
1,610	CyrusOne, Inc.	72,015
119,970	DDR Corporation	1,831,942
3,700	Digital Realty Trust, Inc.	363,562
12,950	Duke Realty Corporation	343,952
6,530	Equity Lifestyle Properties, Inc.	470,813
2,290	First Industrial Realty Trust, Inc.	64,235
17,042	First Potomac Realty Trust	186,951
12,250	Franklin Street Properties Corporation	158,760
12,150	General Growth Properties, Inc.	303,507
18,010	HFF, Inc.	544,803
7,160	Hospitality Properties Trust	227,258
22,898	Host Hotels & Resorts, Inc.	431,398
2,430	Hudson Pacific Properties, Inc.	84,516
11,320	InfraREIT, Inc.	202,741
15,090	Kite Realty Group Trust	354,313
13,620	LaSalle Hotel Properties	415,002
16,300	Liberty Property Trust	643,850
4,180	Life Storage, Inc.	356,387
2,660	Mid-America Apartment Communities, Inc.	260,467
6,433	Pebblebrook Hotel Trust	191,382
9,470	Physicians Realty Trust	179,551
1,596	Potlatch Corporation	66,473
7,790	RE/MAX Holdings, Inc.	436,240
13,210	Realogy Holdings Corporation	339,893
49,770	Retail Properties of America, Inc.	762,974
9,810	Silver Bay Realty Trust Corporation REIT	168,144
5,770	Spirit Realty Captial, Inc.	62,662
6,040	Store Capital Corporation	149,248
1,590	Sun Communities, Inc.	121,810
15,562	Terreno Realty Corporation	443,361
10,690	Urstadt Biddle Properties, Inc.	257,736
5,940	Welltower, Inc.	397,564

	Total	17,558,125

Telecommunications Services (0.2%)
23,110	AT&T, Inc.	982,868
2,180	ATN International, Inc.	174,684
5,432	Cincinnati Bell, Inc.[k]	121,405
20,400	General Communication, Inc.[k]	396,780
10,140	Level 3 Communications, Inc.[k]	571,490
7,090	SBA Communications Corporation[k]	732,113
117,749	Verizon Communications, Inc.	6,285,442
47,260	Vonage Holdings Corporation[k]	323,731

	Total	9,588,513

Utilities (0.6%)
1,910	Alliant Energy Corporation	72,370
3,280	American Electric Power Company, Inc.	206,509
14,060	American States Water Company	640,574
5,630	Artesian Resources Corporation	179,822
23,310	Avista Corporation	932,167
31,140	Calpine Corporation[k]	355,930
1,470	Consolidated Edison, Inc.	108,310
4,790	Consolidated Water Company, Ltd.	51,971
19,550	DTE Energy Company	1,925,871
7,990	Dynegy, Inc.[k]	67,595
5,870	Edison International, Inc.	422,581
42,080	Eversource Energy	2,324,078
6,880	Exelon Corporation	244,171
90,260	Great Plains Energy, Inc.	2,468,611
4,650	Hawaiian Electric Industries, Inc.	153,776
11,090	MDU Resources Group, Inc.	319,059
2,400	Middlesex Water Company	103,056
3,110	National Fuel Gas Company	176,150
10,440	NiSource, Inc.	231,142
2,340	NorthWestern Corporation	133,076
168,280	PG&E Corporation	10,226,376
9,200	PNM Resources, Inc.	315,560
15,150	Portland General Electric Company	656,449
10,750	Public Service Enterprise Group, Inc.	471,710
6,820	Renewable Energy Group, Inc.[k]	66,154
28,050	Southern Company	1,379,780
4,340	Southwest Gas Holdings, Inc.	332,531
950	Spire, Inc.	61,322
36,060	Vectren Corporation	1,880,529

	Total	26,507,230

	Total Common Stock (cost $869,615,257)	1,041,184,853

	Preferred Stock (<0.1%)
Energy (<0.1%)
11,476	Alpha Natural Resources, Inc., 0.000%[k]	229,520
11,476	ANR Holdings, Inc., 0.000%[k]	61,970

	Total	291,490

	Total Preferred Stock (cost $43,842)	291,490

	Collateral Held for Securities Loaned (1.7%)
78,436,450	Thrivent Cash Management Trust	78,436,450

	Total Collateral Held for Securities Loaned (cost $78,436,450)	78,436,450

Shares or Principal Amount	Short-Term Investments (22.3%)[m]
	Federal Home Loan Bank Discount Notes
200,000	0.310%, 1/6/2017[n]	199,994
7,200,000	0.440%, 1/11/2017[n]	7,199,395
100,000	0.400%, 1/13/2017[n]	99,989
1,400,000	0.440%, 1/18/2017[n]	1,399,779
700,000	0.500%, 1/19/2017[n]	699,882
4,800,000	0.381%, 1/20/2017[n]	4,799,141
100,000	0.455%, 1/25/2017[n]	99,977
4,200,000	0.365%, 1/27/2017[n]	4,198,937
2,200,000	0.388%, 2/1/2017[n]	2,199,113
500,000	0.515%, 2/9/2017[n]	499,743
200,000	0.490%, 2/10/2017[n]	199,895
1,100,000	0.500%, 2/17/2017[n]	1,099,313

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (22.3%)[m]	Value
	Federal National Mortgage Association Discount Notes
3,000,000	0.345%, 1/11/2017[n]	$2,999,748
	Thrivent Core Short-Term Reserve Fund
101,280,818	0.910%	1,012,808,183
	U.S. Treasury Bills
3,000,000	0.412%, 1/26/2017	2,999,193
1,000,000	0.411%, 2/2/2017[j]	999,648
4,600,000	0.473%, 2/9/2017[j]	4,597,884
	U.S. Treasury Notes
1,300,000	0.500%, 1/31/2017[j]	1,300,148

	Total Short-Term Investments (cost $1,048,399,091)	1,048,399,962

	Total Investments (cost $5,237,907,247) 116.9%	$5,490,273,933

	Other Assets and Liabilities, Net (16.9%)	(795,205,330)

	Total Net Assets 100.0%	$4,695,068,603

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $159,004,970 or 3.4% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
j	At December 31, 2016, $1,900,449 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
k	Non-income producing security.
l	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Portfolio as of December 31, 2016 was $71,326,291 or 1.5% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$824,587
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	1,259,675
Apidos CLO XVIII, 7/22/2026	6/25/2014	822,938
Ares CLO, Ltd., 10/12/2023	5/15/2015	2,800,000
Ares CLO, Ltd., 11/15/2025	11/26/2014	1,500,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	824,587
Betony CLO, Ltd., 4/15/2027	11/17/2016	750,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	825,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	824,167
CAM Mortgage, LLC, 7/15/2064	6/24/2015	16,463
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	825,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	$715,338
Cent CLO 16, LP, 8/1/2024	9/5/2014	801,546
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	825,000
COLT Mortgage Loan Trust, 12/26/2046	12/14/2016	2,201,854
Contura Energy, Inc., 8/1/2021	5/20/2013	836,729
Digicel, Ltd., 4/15/2021	8/18/2014	2,516,866
DRB Prime Student Loan Trust, 10/27/2031	9/30/2016	2,139,487
DRB Prime Student Loan Trust, 1/25/2040	12/4/2015	3,223,948
DRB Prime Student Loan Trust, 7/25/2031	9/23/2015	688,353
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	825,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	738,818
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	2,650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	825,000
Golub Capital Partners CLO 22B, Ltd., 2/20/2027	2/6/2015	1,566,968
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	798,000
Limerock CLO III, LLC, 10/20/2026	10/16/2014	2,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	898,920
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	2,612,474
Magnetite XII, Ltd., 4/15/2027	11/17/2016	2,600,000
Marlette Funding Trust, 1/17/2023	7/20/2016	1,177,096
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	2,618,201
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	2,806,294
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	700,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	2,650,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	825,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	2,493,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	820,298
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,925,000
Shackleton, Ltd., 4/15/2027	12/16/2016	2,650,000
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	3,284,455
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	1,059,467
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	755,197
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	2,481,250
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	2,815,916
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	471,669
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	823,762

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$71,885,439
Common Stock	4,986,435

Total lending	$76,871,874
Gross amount payable upon return of collateral for securities loaned	$78,436,450

Net amounts due to counterparty	$1,564,576

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.6%)[a]	Value
Basic Materials (0.7%)
	Arch Coal, Inc., Term Loan
$26,616	10.000%, 10/5/2021	$26,960
	Chemours Company, Term Loan
90,862	3.770%, 5/12/2022	90,238
	Fortescue Metals Group, Ltd., Term Loan
126,502	3.750%, 6/30/2019	126,755
	Ineos US Finance, LLC, Term Loan
208,215	3.750%, 12/15/2020	209,083
	Tronox Pigments BV, Term Loan
166,522	4.500%, 3/19/2020	167,077

	Total	620,113

Capital Goods (0.6%)
	Accudyne Industries, LLC, Term Loan
67,089	4.000%, 12/13/2019	63,327
	Advanced Disposal Services, Inc., Term Loan
84,541	3.500%, 11/10/2023	85,228
	Berry Plastics Group, Inc., Term Loan
76,472	3.500%, 2/8/2020	76,994
	Cortes NP Acquisition Corporation, Term Loan
265,000	6.000%, 11/30/2023	268,313
	Reynolds Group, Inc., Term Loan
64,838	4.250%, 2/5/2023	65,633

	Total	559,495

Communications Services (3.1%)
	Atlantic Broadband Penn, LLC, Term Loan
47,049	3.250%, 11/30/2019	47,166
	Beasley Broadcast Group, Inc., Term Loan
75,000	7.000%, 11/1/2023	75,000
	Birch Communication Inc., Term Loan
101,318	8.250%, 7/17/2020	89,160
	Block Communications, Inc., Term Loan
108,889	4.248%, 11/7/2021	109,841
	CBS Radio, Inc., Term Loan
45,283	4.500%, 10/17/2023	45,679
	Charter Communications Operating, LLC, Term Loan
25,343	3.020%, 7/1/2020	25,449
	Cincinnati Bell, Inc., Term Loan
54,186	4.000%, 9/10/2020	54,312
	CommScope, Inc., Term Loan
88,875	3.270%, 12/29/2022	89,630
	CSC Holdings, LLC, Term Loan
24,671	3.876%, 10/11/2024	24,913
	FairPoint Communications, Inc., Term Loan
165,644	7.500%, 2/14/2019	167,042
	Grande Communications Networks, LLC, Term Loan
104,224	4.500%, 5/29/2020	104,849
	Gray Television, Inc., Term Loan
66,773	3.938%, 6/13/2021	67,691
	Hargray Communications Group, Inc., Term Loan
133,509	4.750%, 6/26/2019	134,954
	Integra Telecom Holdings, Inc., Term Loan
69,601	5.250%, 8/14/2020	69,723
	Intelsat Jackson Holdings SA, Term Loan
$42,173	3.750%, 6/30/2019	40,719
	Level 3 Communications, Inc., Term Loan
79,000	4.000%, 8/1/2019	80,047
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
145,000	4.500%, 1/7/2022	143,823
	LTS Buyer, LLC, Term Loan
157,770	4.248%, 4/13/2020	158,510
	NEP/NCP Holdco, Inc., Term Loan
208,973	4.250%, 1/22/2020	209,496
	Nexstar Broadcasting, Inc., Term Loan
130,000	0.000%, 9/26/2023[b,c]	131,015
	Numericable US, LLC, Term Loan
114,463	5.137%, 1/15/2024	115,812
	SBA Senior Finance II, LLC, Term Loan
97,500	3.270%, 3/24/2021	97,927
	TNS, Inc., Term Loan
44,721	5.000%, 2/14/2020	45,098
	Univision Communications, Inc., Term Loan
104,144	4.000%, 3/1/2020	104,665
	WideOpenWest Finance, LLC, Term Loan
149,625	4.500%, 8/18/2023	151,094
	XO Communications, LLC, Term Loan
97,274	4.250%, 3/20/2021	97,518
	Yankee Cable Acquisition, LLC, Term Loan
87,553	4.250%, 3/1/2020	87,590
	Zayo Group, LLC, Term Loan
101,071	3.750%, 5/6/2021	102,096

	Total	2,670,819

Consumer Cyclical (2.0%)
	Amaya BV, Term Loan
184,536	5.000%, 8/1/2021	185,101
	Burlington Coat Factory Warehouse Corporation, Term Loan
86,035	3.510%, 8/13/2021	86,542
	Cengage Learning Acquisitions, Term Loan
164,175	5.250%, 6/7/2023	159,481
	Ceridian HCM Holding, Inc., Term Loan
50,908	4.500%, 9/15/2020	50,505
	Charter Communications Operating, LLC, Term Loan
52,110	3.020%, 1/3/2021	52,313
	Dollar Tree, Inc., Term Loan
34,205	3.250%, 7/6/2022	34,483
	Four Seasons Holdings, Inc., Term Loan
100,000	3.750%, 11/30/2023	101,042
	Golden Nugget, Inc., Term Loan
73,916	4.500%, 11/21/2019	74,655
	Golden Nugget, Inc., Term Loan Delayed Draw
31,678	4.500%, 11/21/2019	31,995
	IMG Worldwide, Inc., Term Loan
127,190	5.250%, 5/6/2021	128,383
60,000	8.250%, 5/6/2022	60,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

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Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.6%)[a]	Value
Consumer Cyclical (2.0%) - continued
	KAR Auction Services, Inc., Term Loan
$109,175	4.500%, 3/9/2023	$110,540
	Michaels Stores, Inc., Term Loan
72,119	3.750%, 1/30/2023	72,908
	Mohegan Tribal Gaming Authority, Term Loan
149,625	5.500%, 10/13/2023	150,654
	Scientific Games International, Inc., Term Loan
104,760	6.000%, 10/18/2020	106,091
237,864	6.000%, 10/1/2021	240,690
	Seminole Hard Rock Entertainment, Inc., Term Loan
48,737	3.520%, 5/14/2020	48,981
	Seminole Indian Tribe of Florida, Term Loan
71,371	3.248%, 4/29/2020	71,549

	Total	1,766,663

Consumer Non-Cyclical (1.9%)
	Air Medical Group Holdings, Inc., Term Loan
201,487	5.000%, 4/28/2022	204,385
	CHS/Community Health Systems, Inc., Term Loan
46,233	3.750%, 12/31/2019	44,759
157,396	4.000%, 1/27/2021	152,150
	Endo Luxembourg Finance I Company SARL, Term Loan
99,000	3.813%, 9/26/2022	99,425
	JBS USA, LLC, Term Loan
71,201	3.750%, 5/25/2018	71,260
9,748	3.750%, 9/18/2020	9,827
24,750	4.000%, 10/30/2022	24,956
	Libbey Glass, Inc., Term Loan
69,716	3.750%, 4/9/2021	70,370
	LTF Merger Sub, Inc., Term Loan
73,875	4.250%, 6/10/2022	74,279
	Mallinckrodt International Finance SA, Term Loan
44,544	3.748%, 3/19/2021	44,639
	McGraw-Hill Global Education Holdings, LLC, Term Loan
134,325	5.000%, 5/4/2022	134,346
	MultiPlan, Inc., Term Loan
88,156	5.000%, 6/7/2023	89,620
	Ortho-Clinical Diagnostics, Inc., Term Loan
136,722	4.750%, 6/30/2021	135,404
	PetSmart, Inc., Term Loan
59,848	4.000%, 3/11/2022	59,998
	Revlon Consumer Products Corporation, Term Loan
69,825	4.307%, 9/7/2023	70,480
	Valeant Pharmaceuticals International, Inc., Term Loan
390,133	5.500%, 4/1/2022[b,c]	390,207

	Total	1,676,105

Energy (0.5%)
	Energy Solutions, LLC, Term Loan
62,020	6.750%, 5/29/2020	62,407
	Exgen Renewables I, LLC, Term Loan
46,766	5.250%, 2/8/2021	47,058
	Houston Fuel Oil Terminal, LLC, Term Loan
69,467	4.250%, 8/19/2021	68,946
	McJunkin Red Man Corporation, Term Loan
60,577	5.000%, 11/8/2019	60,805
	MEG Energy Corporation, Term Loan
73,454	3.750%, 3/31/2020	71,251
	Pacific Drilling SA, Term Loan
78,165	4.500%, 6/3/2018	27,436
	Targa Resources Partners, LP, Term Loan
45,000	5.750%, 2/27/2022	45,225
	Western Refining, Inc., Term Loan
39,592	5.250%, 11/12/2020	39,765
22,350	5.500%, 6/23/2023	22,462

	Total	445,355

Financials (0.8%)
	Delos Finance Sarl, Term Loan
100,000	3.748%, 3/6/2021	100,643
	DJO Finance, LLC, Term Loan
39,500	4.250%, 6/7/2020	37,858
	Harland Clarke Holdings Corporation, Term Loan
47,200	7.000%, 5/22/2018	47,215
85,500	7.000%, 12/31/2019	85,821
	MoneyGram International, Inc., Term Loan
116,851	4.250%, 3/27/2020	115,293
	Sable International Finance, Ltd., Term Loan
130,000	5.748%, 1/3/2023[b,c]	131,544
	TransUnion, LLC, Term Loan
87,526	3.520%, 4/9/2021	88,230
	WaveDivision Holdings, LLC, Term Loan
109,364	4.000%, 10/15/2019	109,938

	Total	716,542

Technology (1.5%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
168,257	3.704%, 2/1/2023	170,570
	First Data Corporation, Term Loan
172,914	3.756%, 3/24/2021	174,860
116,648	3.756%, 7/8/2022	117,839
	Micron Technologies, Inc., Term Loan
74,638	4.520%, 4/26/2022	75,701
	NXP BV, Term Loan
79,800	3.270%, 12/7/2020	80,159
	ON Semiconductor Corporation, Term Loan
234,413	4.020%, 3/31/2023	237,258
	Rackspace Hosting, LLC, Term Loan
70,000	4.500%, 12/20/2023	70,846
	RP Crown Parent, LLC, Term Loan
105,000	4.500%, 10/12/2023	106,024
	SS&C European Holdings SARL, Term Loan
36,507	4.001%, 7/8/2022	36,986
3,726	4.002%, 7/8/2022	3,775
	Western Digital Corporation, Term Loan
199,000	4.520%, 4/29/2023	202,047

	Total	1,276,065

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

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Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.6%)[a]	Value
Transportation (0.3%)
	OSG Bulk Ships, Inc., Term Loan
$83,055	5.250%, 8/5/2019	$80,875
	XPO Logistics, Inc., Term Loan
157,433	4.250%, 11/1/2021	159,352

	Total	240,227

Utilities (0.2%)
	Calpine Corporation, Term Loan
85,000	0.000%, 1/15/2024[b,c]	85,319
	Intergen NV, Term Loan
64,528	5.500%, 6/12/2020	62,485
	Talen Energy Supply, LLC, Term Loan
56,250	6.000%, 12/6/2023	56,953

	Total	204,757

	Total Bank Loans (cost $10,127,448)	10,176,141

Shares	Common Stock (62.3%)
Consumer Discretionary (10.1%)
1,720	Amazon.com, Inc.[d]	1,289,776
11,810	American Axle & Manufacturing Holdings, Inc.[d]	227,933
3,580	Aramark	127,878
990	AutoZone, Inc.[d]	781,892
3,235	Berkeley Group Holdings plc	111,831
500	Brembo SPA	30,248
4,500	Bridgestone Corporation	161,913
2,916	Bunzl plc	75,704
2,660	Burlington Stores, Inc.[d]	225,435
700	Canon Marketing Japan, Inc.	11,754
2,265	Cedar Fair, LP	145,413
12,476	Comcast Corporation	861,468
4,600	Denso Corporation	198,980
4,600	Eutelsat Communications	88,953
7,930	Ford Motor Company	96,191
4,800	Fuji Heavy Industries, Ltd.	195,573
3,300	General Motors Company	114,972
1,200	Hakuhodo Dy Holdings, Inc.	14,776
11,800	Honda Motor Company, Ltd.	344,505
6,300	Inchcape plc	54,445
811	Intertek Group plc	34,758
380	Linamar Corporation	16,327
442	LVMH Moet Hennessy Louis Vuitton SE	84,277
3,480	Newell Brands, Inc.	155,382
400	Nifco, Inc.	21,076
14,630	NIKE, Inc.	743,643
393	Nokian Renkaat Oyj	14,611
2,100	Panasonic Corporation	21,298
5,159	Persimmon plc	112,558
726	Publicis Groupe SA	50,025
600	Restaurant Brands International, Inc.	28,596
2,702	Restoration Hardware Holdings, Inc.[d]	82,951
243	RTL Group SA	17,803
900	Sekisui Chemical Company, Ltd.	14,327
5,490	Starbucks Corporation	304,805
4,900	Sumitomo Forestry Company, Ltd.	64,716
3,400	Sumitomo Rubber Industries, Ltd.	53,796
200	Swatch Group AG	12,206
14,150	Time, Inc.	252,577
6,540	Toll Brothers, Inc.[d]	202,740
2,770	Tractor Supply Company	209,994
79	Valora Holding AG	22,440
8,320	Walt Disney Company	867,110
320	Whirlpool Corporation	58,166
600	Whitbread plc	27,911
3,716	Wolters Kluwer NV	134,405
3,000	WPP plc	66,761
1,600	Yokohama Rubber Company, Ltd.	28,600

	Total	8,863,499

Consumer Staples (2.9%)
4,970	AdvancePierre Foods Holdings, Inc.	148,007
2,400	Axfood AB	37,687
10,541	Coca-Cola Amatil, Ltd.	76,875
4,400	Coca-Cola HBC AG	95,812
900	Ebro Foods SA	18,835
485	Henkel AG & Company KGaA	50,476
6,753	Imperial Brands plc	294,301
800	Jeronimo Martins SGPS SA	12,408
400	Kesko Oyj	19,962
2,000	Kewpie Corporation	48,508
1,200	Kirin Holdings Company, Ltd.	19,478
15,568	Koninklijke Ahold Delhaize NV	327,910
3	Lindt & Spruengli AG	15,523
1,300	Nestle SA	93,129
5,920	Philip Morris International, Inc.	541,621
1,000	Suedzucker AG	23,837
4,267	Tate & Lyle plc	37,134
200	Universal Corporation	12,750
4,550	Walgreens Boots Alliance, Inc.	376,558
8,340	Whole Foods Market, Inc.	256,538
8,123	William Morrison Supermarkets plc	23,072

	Total	2,530,421

Energy (4.1%)
481	Arch Coal, Inc.[d]	37,542
100,450	BP plc	629,165
3,280	Concho Resources, Inc.[d]	434,928
478	Contura Energy, Inc.[d]	33,938
2,175	Crescent Point Energy Corporation	29,564
7,770	Devon Energy Corporation	354,856
2,900	Galp Energia SGPS SA	43,234
8,220	Halliburton Company	444,620
2,969	John Wood Group plc	32,061
3,870	OMV AG	136,432
4,223	Petrofac, Ltd.	45,193
2,620	Pioneer Natural Resources Company	471,783
3,950	Range Resources Corporation	135,722
3,386	Royal Dutch Shell plc	92,355
851	Royal Dutch Shell plc, Class A	23,491
7,935	Royal Dutch Shell plc, Class B	227,989
3,305	Statoil ASA	60,322
316	Tecnicas Reunidas SA	12,924
3,326	Total SA	170,598
3,326	Total SA Rights[d,e]	57
170	Vantage Drilling International[d]	17,170
12,000	WPX Energy, Inc.[d]	174,840

	Total	3,608,784

Financials (9.2%)
21,104	Aberdeen Asset Management plc	66,727
1,300	Affiliated Managers Group, Inc.[d]	188,890
8,600	Apollo Investment Corporation	50,396
3,950	Ares Capital Corporation	65,135
4,400	ASX, Ltd.	157,631
7,315	Australia & New Zealand Banking Group, Ltd.	160,134
48,360	Bank of America Corporation	1,068,756
8,878	Bank of East Asia, Ltd.	33,893
388	Bank of Montreal	27,907
5,719	Bank of Nova Scotia	318,439
4,530	Bank of the Ozarks, Inc.	238,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (62.3%)	Value
Financials (9.2%) - continued
790	Canadian Imperial Bank of Commerce	$64,464
3,000	Chiba Bank, Ltd.	18,390
1,772	CI Financial Corporation	38,102
6,726	CNP Assurances	124,494
2,796	Danske Bank AS	84,590
18,428	Direct Line Insurance Group plc	83,869
11,390	Encore Capital Group, Inc.[d]	326,323
2,100	Erste Group Bank AG	61,398
22,794	FlexiGroup, Ltd.	37,096
26,000	Fukuoka Financial Group, Inc.	115,310
2,413	Genworth MI Canada, Inc.	60,493
4,140	Goldman Sachs Group, Inc.	991,323
2,500	Hang Seng Bank, Ltd.	46,361
1,413	Hannover Rueckversicherung SE	152,643
21,700	Henderson Group plc	62,631
26,405	HSBC Holdings plc	213,053
863	Intact Financial Corporation	61,769
2,530	Intercontinental Exchange, Inc.	142,743
17,350	KeyCorp	316,984
1,957	Macquarie Group, Ltd.	122,591
42,060	Mapfre SA	128,119
54,600	Mizuho Financial Group, Inc.	97,982
1,000	MS and AD Insurance Group Holdings, Inc.	30,968
6,212	National Bank of Canada	252,292
6,104	Nordea Bank AB	67,636
1,965	Power Corporation of Canada	43,979
2,460	Raymond James Financial, Inc.	170,404
9,500	Resona Holdings, Inc.	48,688
557	Schroders plc	20,458
4,500	Seven Bank, Ltd.	12,867
2,467	Swiss Re AG	233,410
16,640	Synchrony Financial	603,533
4,600	T&D Holdings, Inc.	60,708
288	TMX Group, Ltd.	15,341
6,683	United Overseas Bank, Ltd.	93,889
8,080	Westpac Banking Corporation	189,670
5,920	XL Group, Ltd.	220,579
5,050	Zions Bancorporation	217,352
168	Zurich Insurance Group AGd	46,170

	Total	8,054,813

Health Care (6.1%)
3,480	Acadia Healthcare Company, Inc.[d]	115,188
5,550	Akorn, Inc.[d]	121,157
2,100	Allergan plc[d]	441,021
1,466	AstraZeneca plc	80,055
9,410	Bristol-Myers Squibb Company	549,920
2,313	CAE, Inc.	32,353
5,940	Celgene Corporation[d]	687,555
1,569	Essilor International SA	177,028
3,441	GlaxoSmithKline plc	66,097
1,645	Hikma Pharmaceuticals plc	38,341
4,460	Hologic, Inc.[d]	178,935
333	Lonza Group AG	57,552
9,310	Medtronic plc	663,151
13,170	Merck & Company, Inc.	775,318
1,113	Merck KGaA	115,887
6,919	Novartis AG	503,174
3,400	Novo Nordisk AS	121,965
383	Roche Holding AG-Genusschein	87,306
940	Teleflex, Inc.	151,481
3,280	Vertex Pharmaceuticals, Inc.[d]	241,638
1,130	Waters Corporation[d]	151,861

	Total	5,356,983

Industrials (7.1%)
12	A P Moller - Maersk AS	19,128
3,768	ABB, Ltd.	79,285
2,310	Acuity Brands, Inc.	533,287
2,398	Adecco SA	156,534
12,300	Air New Zealand, Ltd.	18,732
8,000	Asahi Glass Company, Ltd.	54,277
500	Atlas Copco Aktiebolag	15,168
1,076	Berendsen plc	11,536
2,000	Dai Nippon Printing Company, Ltd.	19,733
3,910	Delta Air Lines, Inc.	192,333
1,820	Deutsche Post AG	59,687
1,000	DSV AS	44,410
13,528	El Al Israel Airlines, Ltd.	8,946
1,470	Equifax, Inc.	173,798
118	Flughafen Zuerich AG	21,866
700	Fraport AG Frankfurt Airport Services Worldwide	41,306
1,900	Fuji Machine Manufacturing Company, Ltd.	21,693
800	Hitachi Transport System, Ltd.	16,208
291	Hochtief AG	40,628
4,814	Illinois Tool Works, Inc.	589,523
1,300	Inaba Denki Sangyo Company, Ltd.	44,694
18,800	ITOCHU Corporation	248,926
9,860	Jacobs Engineering Group, Inc.[d]	562,020
900	Jardine Matheson Holdings, Ltd.	49,725
4,900	KITZ Corporation	26,752
2,200	Komatsu, Ltd.	49,830
4,411	KONE Oyj	197,100
1,049	Koninklijke Boskalis Westminster NV	36,392
2,900	Marubeni Corporation	16,403
3,420	Masonite International Corporation[d]	225,036
7,175	Meggitt plc	40,519
1,630	Middleby Corporation[d]	209,960
1,900	MIRAIT Holdings Corporation	17,123
1,500	Mitsubishi Corporation	31,858
7,300	Mitsubishi Electric Corporation	101,537
5,000	Mitsubishi Heavy Industries, Ltd.	22,730
2,000	Mitsuboshi Belting, Ltd.	17,007
1,000	Mitsui & Company, Ltd.	13,702
2,809	National Express Group plc	12,241
3,400	Nitto Kogyo Corporation	46,291
1,000	Okuma Corporation	9,515
3,300	Oshkosh Corporation	213,213
1,206	Philips Lighting NVd,f	29,706
925	Randstad Holding NV	50,105
1,738	RELX NV	29,233
105	Rieter Holding AG	18,261
4,444	Rolls-Royce Holdings plc[d]	36,501
1,800	Sanwa Holdings Corporation	17,120
286	Schindler Holding AG, Participation Certificate	50,368
396	Schneider Electric SE	27,510
2,006	Siemens AG	245,615
998	Skanska AB	23,497
3,483	SKF AB	63,865
3,000	Smiths Group plc	52,222
10,600	Sojitz Corporation	25,664
408	Sulzer, Ltd.	42,001
6,840	Union Pacific Corporation	709,171
2,615	Vinci SA	177,885
1,950	WABCO Holdings, Inc.[d]	206,993
601	Wolseley plc	36,689
759	WSP Global, Inc.	25,263
600	Yuasa Trading Company, Ltd.	14,946

	Total	6,193,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (62.3%)	Value
Information Technology (9.4%)
960	Alliance Data Systems Corporation	$219,360
800	Alphabet, Inc., Class Ad	633,960
441	Alphabet, Inc., Class Cd	340,373
8,260	Apple, Inc.	956,673
1,900	Canon, Inc.	53,508
1,132	Capital Power Corporation	19,585
500	DTS Corporation	10,636
5,400	Facebook, Inc.[d]	621,270
6,770	Finisar Corporation[d]	204,928
4,200	FUJIFILM Holdings NPV	159,036
7,260	Juniper Networks, Inc.	205,168
2,200	Konica Minolta Holdings, Inc.	21,804
9,620	Microsoft Corporation	597,787
1,800	NEC Networks & System Integration Corporation	32,453
600	Nice, Ltd.	41,167
1,400	Nichicon Corporation	12,190
400	NTT Data Corporation	19,325
65	NVIDIA Corporation	6,938
3,140	Palo Alto Networks, Inc.[d]	392,657
21,310	Pandora Media, Inc.[d]	277,882
13,570	PayPal Holdings, Inc.[d]	535,608
3,490	Plantronics, Inc.	191,112
14,350	Pure Storage, Inc.[d]	162,298
200	Rohm Company, Ltd.	11,475
600	Ryosan Company, Ltd.	18,089
4,860	Salesforce.com, Inc.[d]	332,716
233	SAP SE	20,156
1,010	Seagate Technology plc	38,552
553	Software AG	20,043
4,125	Telefonaktiebolaget LM Ericsson	24,176
600	Tokyo Electron, Ltd.	56,430
4,290	Twitter, Inc.[d]	69,927
5,750	Vantiv, Inc.[d]	342,815
9,770	Visa, Inc.	762,255
13,360	Xilinx, Inc.	806,543

	Total	8,218,895

Materials (2.6%)
900	Adeka Corporation	12,210
1,666	APERAM	76,030
580	Ashland Global Holdings, Inc.	63,388
1,342	BHP Billiton plc	21,369
19,716	BHP Billiton, Ltd.	353,210
13,725	BlueScope Steel, Ltd.	91,217
600	Croda International plc	23,598
1,460	Crown Holdings, Inc.[d]	76,752
7,800	Daicel Corporation	85,754
1,831	Domtar Corporation	71,464
760	Eagle Materials, Inc.	74,883
5,172	Evonik Industries AG	154,172
1,170	FMC Corporation	66,175
13	Givaudan SA	23,792
1,500	JSR Corporation	23,611
3,510	Kinross Gold Corporation[d]	10,916
5,200	Kuraray Company, Ltd.	77,977
1,200	Kyoei Steel, Ltd.	22,815
312	LafargeHolcim, Ltd.	16,378
6,400	Mitsubishi Chemical Holdings Corporation	41,380
1,300	Mitsubishi Gas Chemical Company, Inc.	22,151
700	Mitsubishi Materials Corporation	21,411
200	Nippon Shokubai Company, Ltd.	12,455
22,628	Norsk Hydro ASA	107,997
2,412	Nufarm, Ltd.	15,893
6,302	Orora, Ltd.	13,552
1,210	Packaging Corporation of America	102,632
820	PPG Industries, Inc.	77,703
591	Rio Tinto, Ltd.	25,319
3,290	Steel Dynamics, Inc.	117,058
500	Sumitomo Seika Chemicals Company, Ltd.	19,582
2,300	Toagosei Company, Ltd.	22,575
2,000	Tosoh Corporation	14,108
3,453	UPM-Kymmene Oyj	84,445
2,518	Verso Corporation[d]	17,878
600	Yamato Kogyo Company, Ltd.	16,734
4,051	Yara International ASA	159,363
400	Yodogawa Steel Works, Ltd.	10,424

	Total	2,248,371

Real Estate (8.9%)
650	Acadia Realty Trust	21,242
300	Agree Realty Corporation	13,815
3,141	Alexandria Real Estate Equities, Inc.	349,059
900	American Campus Communities, Inc.	44,793
1,400	American Homes 4 Rent	29,372
1,400	Apartment Investment & Management Company	63,630
1,200	Apple Hospitality REIT, Inc.	23,976
900	AvalonBay Communities, Inc.	159,435
400	Bluerock Residential Growth REIT, Inc.	5,488
1,731	Boston Properties, Inc.	217,725
1,200	Brandywine Realty Trust	19,812
11,634	Brixmor Property Group, Inc.	284,102
3,560	Camden Property Trust	299,289
12,600	CapitaLand Retail China Trust[d]	11,920
650	Care Capital Properties, Inc.	16,250
356	Chesapeake Lodging Trust	9,206
700	CoreCivic, Inc.	17,122
250	CoreSite Realty Corporation	19,842
700	Corporate Office Properties Trust	21,854
2,456	Cousins Properties, Inc.	20,901
2,070	Crown Castle International Corporation	179,614
1,600	CubeSmart	42,832
750	CyrusOne, Inc.	33,547
100	Daito Trust Construction Company, Ltd.	15,034
700	DCT Industrial Trust, Inc.	33,516
2,200	DDR Corporation	33,594
17,701	DEXUS Property Group	122,796
772	DiamondRock Hospitality Company	8,901
1,118	Digital Realty Trust, Inc.	109,855
700	Douglas Emmett, Inc.	25,592
13,460	Duke Realty Corporation	357,498
350	DuPont Fabros Technology, Inc.	15,376
121	EastGroup Properties, Inc.	8,935
400	Education Realty Trust, Inc.	16,920
456	EPR Properties	32,727
810	Equinix, Inc.	289,502
800	Equity Commonwealth[d]	24,192
700	Equity Lifestyle Properties, Inc.	50,470
600	Equity One, Inc.	18,414
3,690	Equity Residential	237,488
500	Essex Property Trust, Inc.	116,250
950	Extra Space Storage, Inc.	73,378
400	Federal Realty Investment Trust	56,844
700	First Industrial Realty Trust, Inc.	19,635
1,477	Forest City Realty Trust, Inc.	30,781
1,200	Gaming and Leisure Properties, Inc.	36,744
4,239	General Growth Properties, Inc.	105,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (62.3%)	Value
Real Estate (8.9%) - continued
500	GEO Group, Inc.	$17,965
1,800	Gramercy Property Trust	16,524
5,385	H&R Real Estate Investment Trust	89,720
1,500	Hamborner REIT AG	14,269
3,150	HCP, Inc.	93,618
900	Healthcare Realty Trust, Inc.	27,288
1,250	Healthcare Trust of America, Inc.	36,387
1,000	Highwoods Properties, Inc.	51,010
1,200	Hospitality Properties Trust	38,088
5,271	Host Hotels & Resorts, Inc.	99,306
800	Hudson Pacific Properties, Inc.	27,824
21,000	Hysan Development Company, Ltd.	86,605
1,600	Iron Mountain, Inc.	51,968
600	Kilroy Realty Corporation	43,932
3,500	Kimco Realty Corporation	88,060
467	Lamar Advertising Company	31,401
700	LaSalle Hotel Properties	21,329
1,000	Liberty Property Trust	39,500
313	Life Storage, Inc.	26,686
2,000	Link REIT	12,966
1,075	Macerich Company	76,153
600	Mack-Cali Realty Corporation	17,412
2,300	Medical Properties Trust, Inc.	28,290
734	Mid-America Apartment Communities, Inc.	71,873
500	National Health Investors, Inc.	37,085
1,600	National Retail Properties, Inc.	70,720
713	National Storage Affiliates Trust	15,736
82,930	New World Development Company, Ltd.	87,376
1,150	NorthStar Realty Finance Corporation	17,423
1,000	Omega Healthcare Investors, Inc.	31,260
800	Outfront Media, Inc.	19,896
307	Parkway, Inc.[d]	6,831
400	Pebblebrook Hotel Trust	11,900
1,550	Physicians Realty Trust	29,388
300	Piedmont Office Realty Trust, Inc.	6,273
5,585	Prologis, Inc.	294,832
1,448	Public Storage, Inc.	323,628
338	QTS Realty Trust, Inc.	16,782
630	Quality Care Properties, Inc.[d]	9,765
1,300	Realty Income Corporation	74,724
1,000	Regency Centers Corporation	68,950
650	Retail Opportunity Investments Corporation	13,734
1,200	Retail Properties of America, Inc.	18,396
1,095	RLJ Lodging Trust	26,817
1,123	Senior Housing Property Trust	21,258
3,150	Simon Property Group, Inc.	559,661
700	SL Green Realty Corporation	75,285
5,300	Spirit Realty Captial, Inc.	57,558
32,931	Stockland	108,794
1,296	Store Capital Corporation	32,024
1,135	Summit Hotel Properties, Inc.	18,194
500	Sun Communities, Inc.	38,305
1,000	Sun Hung Kai Properties, Ltd.	12,592
1,421	Sunstone Hotel Investors, Inc.	21,670
733	Tanger Factory Outlet Centers, Inc.	26,227
450	Taubman Centers, Inc.	33,269
2,000	UDR, Inc.	72,960
600	Urban Edge Properties	16,506
200	Urstadt Biddle Properties, Inc.	4,822
2,400	Ventas, Inc.	150,048
5,042	VEREIT, Inc.	42,655
2,060	Vornado Realty Trust	215,002
800	Washington Prime Group, Inc.	8,328
800	Weingarten Realty Investors	28,632
2,399	Welltower, Inc.	160,565
2,000	Wharf Holdings, Ltd.	13,248
3,000	Wheelock and Company, Ltd.	16,837
19,200	Wing Tai Holdings, Ltd.	21,030
400	WP Carey, Inc.	23,636

	Total	7,813,954

Telecommunications Services (0.9%)
2,960	Elisa Oyj	96,086
2,600	Freenet AG	73,072
46,042	KCOM Group plc	53,764
11,352	Koninklijke (Royal) KPN NV	33,569
2,600	Nippon Telegraph & Telephone Corporation	109,448
2,900	NTT DOCOMO, Inc.	65,961
52,856	PCCW, Ltd.	28,573
1,216	Proximus SA	34,956
4,600	Telefonica Deutschland Holding AG	19,662
2,997	Telenor ASA	44,735
665	Vivendi SA	12,613
7,340	Zayo Group Holdings, Inc.[d]	241,193

	Total	813,632

Utilities (1.0%)
1,010	ATCO, Ltd.	33,595
16,500	Centrica plc	47,521
22,500	Electricidade de Portugal SA	68,480
10,371	MDU Resources Group, Inc.	298,373
3,224	NorthWestern Corporation	183,349
27,000	Osaka Gas Company, Ltd.	103,601
14,595	Redes Energeticas Nacionais SGPS SA	41,410
2,000	Toho Gas Company, Ltd.	16,244
2,560	United Utilities Group plc	28,376

	Total	820,949

	Total Common Stock (cost $51,595,097)	54,523,568

Principal Amount	Long-Term Fixed Income (16.8%)
Asset-Backed Securities (0.1%)
	Marlette Funding Trust
	3.060%, 1/17/2023, Series
73,591	2016-1A, Class A*	73,573
	Vericrest Opportunity Loan Transferee
	3.500%, 6/26/2045, Series
32,970	2015-NPL9, Class A1[f]	32,903

	Total	106,476

Basic Materials (0.4%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	14,311
	Alcoa Nederland Holding BV
15,000	6.750%, 9/30/2024[f]	16,275
	ArcelorMittal SA
50,000	6.500%, 3/1/2021	54,750
	Dow Chemical Company
10,000	8.550%, 5/15/2019	11,457
	First Quantum Minerals, Ltd.
55,000	7.000%, 2/15/2021[f]	54,703
	Glencore Funding, LLC
10,000	1.940%, 4/16/2018[f,g]	9,887
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Basic Materials (0.4%) - continued
	Newmont Mining Corporation, Convertible
$30,000	1.625%, 7/15/2017	$30,581
	NOVA Chemicals Corporation
40,122	5.250%, 8/1/2023[f]	40,523
	Royal Gold, Inc., Convertible
20,000	2.875%, 6/15/2019	21,125
	RPM International, Inc., Convertible
40,000	2.250%, 12/15/2020	47,875
	Steel Dynamics, Inc.
30,000	5.000%, 12/15/2026[f]	29,888

	Total	341,932

Capital Goods (0.3%)
	AECOM
50,000	5.875%, 10/15/2024	53,381
	Building Materials Corporation of America
50,000	6.000%, 10/15/2025[f]	52,625
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[f]	55,412
	Crown Americas Capital Corporation IV
50,000	4.500%, 1/15/2023	51,000
	General Electric Company
16,000	5.000%, 1/21/2021[h]	16,603
	Lockheed Martin Corporation
10,000	2.500%, 11/23/2020	10,077
	Roper Industries, Inc.
11,000	2.050%, 10/1/2018	11,035
	United Rentals North America, Inc.
55,000	5.500%, 7/15/2025	56,100

	Total	306,233

Collateralized Mortgage Obligations (1.9%)
	Alternative Loan Trust
	5.500%, 10/25/2035, Series
134,182	2005-47CB, Class A7	114,412
	Angel Oak Mortgage Trust
	4.500%, 11/25/2045, Series
22,568	2015-1, Class A*,i	22,699
	Banc of America Alternative Loan Trust
	6.000%, 11/25/2035, Series
47,256	2005-10, Class 3CB1	41,690
	CHL Mortgage Pass-Through Trust
	2.919%, 1/25/2036, Series
70,078	2005-31, Class 4A2	62,432
	Citigroup Mortgage Loan Trust, Inc.
	3.037%, 3/25/2037, Series
21,802	2007-AR4, Class 2A1A	18,557
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Series
75,532	2007-A4, Class 1A5	64,714
	Countrywide Alternative Loan Trust
	6.500%, 8/25/2036, Series
68,878	2006-23CB, Class 2A3	46,456
	6.000%, 4/25/2037, Series
209,908	2007-7T2, Class A9	140,905
	Credit Suisse First Boston Mortgage Securities Corporation
	5.250%, 10/25/2035, Series
46,261	2005-9, Class 1A3	44,706
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
	5.500%, 11/25/2035, Series
48,529	2005-5, Class 1A4	48,733
	J.P. Morgan Alternative Loan Trust
	6.500%, 3/25/2036, Series
119,126	2006-S1, Class 1A19	103,975
	J.P. Morgan Mortgage Trust
	2.834%, 6/25/2035, Series
74,172	2005-A3, Class 3A4	73,666
	3.077%, 6/25/2035, Series
66,838	2005-A3, Class 4A1	67,084
	3.247%, 8/25/2035, Series
50,150	2005-A5, Class 1A2	49,728
	3.186%, 1/25/2037, Series
70,004	2006-A7, Class 2A2	62,682
	MortgageIT Trust
	1.016%, 12/25/2035, Series
58,030	2005-5, Class A1[g]	53,557
	New York Mortgage Trust
	3.112%, 5/25/2036, Series
59,547	2006-1, Class 2A3	53,583
	Residential Accredit Loans, Inc. Trust
	5.750%, 9/25/2035, Series
58,664	2005-QS13, Class 2A3	52,384
	Residential Funding Mortgage Security I Trust
	6.000%, 7/25/2037, Series
66,368	2007-S7, Class A20	61,152
	Structured Adjustable Rate Mortgage Loan Trust
	3.364%, 9/25/2035, Series
77,430	2005-18, Class 1A1	63,415
	Structured Asset Mortgage Investments, Inc.
	1.066%, 12/25/2035, Series
122,379	2005-AR4, Class A1[g]	89,394
	WaMu Mortgage Pass Through Certificates
	2.850%, 10/25/2036, Series
58,717	2006-AR12, Class 1A1	51,185
	1.307%, 1/25/2047, Series
109,742	2006-AR19, Class 1Ag	85,591
	Wells Fargo Mortgage Backed Securities Trust
	3.003%, 3/25/2036, Series
49,089	2006-AR2, Class 2A1	48,971
	3.037%, 7/25/2036, Series
47,890	2006-AR10, Class 2A1	46,857
	6.000%, 7/25/2037, Series
39,283	2007-8, Class 1A16	38,807

	Total	1,607,335

Communications Services (0.7%)
	America Movil SAB de CV
10,000	5.000%, 10/16/2019	10,712
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,000
	AT&T, Inc.
10,000	5.875%, 10/1/2019	10,924
10,000	1.928%, 6/30/2020[g]	10,054
15,000	2.800%, 2/17/2021	14,869
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	14,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

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Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Communications Services (0.7%) - continued
	CCOH Safari, LLC
$30,000	5.750%, 2/15/2026[f]	$31,050
	CenturyLink, Inc.
35,000	6.450%, 6/15/2021	36,837
	Charter Communications Operating, LLC
10,000	3.579%, 7/23/2020	10,195
5,000	4.464%, 7/23/2022	5,220
	Clear Channel Worldwide Holdings, Inc.
40,000	6.500%, 11/15/2022	40,900
	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	53,207
	Crown Castle International Corporation
5,000	3.400%, 2/15/2021	5,070
5,000	2.250%, 9/1/2021	4,833
	CSC Holdings, LLC
5,000	5.500%, 4/15/2027[f]	5,062
	Digicel, Ltd.
56,748	6.000%, 4/15/2021*	51,312
	Frontier Communications Corporation
50,000	8.875%, 9/15/2020	53,250
	Hughes Satellite Systems Corporation
30,000	6.500%, 6/15/2019	32,625
	Neptune Finco Corporation
30,000	10.875%, 10/15/2025[f]	35,700
	SFR Group SA
50,000	6.000%, 5/15/2022[f]	51,312
	Sprint Corporation
55,000	7.625%, 2/15/2025	57,819
	Telefonica Emisiones SAU
12,000	3.192%, 4/27/2018	12,171
	T-Mobile USA, Inc.
40,000	6.633%, 4/28/2021	41,750
	Verizon Communications, Inc.
37,000	2.625%, 2/21/2020	37,331
16,000	4.500%, 9/15/2020	17,109

	Total	653,363

Consumer Cyclical (0.8%)
	Allison Transmission, Inc.
45,000	5.000%, 10/1/2024[f]	45,450
	BMW US Capital, LLC
15,000	1.500%, 4/11/2019[f]	14,852
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[f]	60,300
	Cinemark USA, Inc.
31,000	4.875%, 6/1/2023	31,387
	Daimler Finance North America, LLC
9,000	1.875%, 1/11/2018[f]	9,011
	eBay, Inc.
10,000	2.500%, 3/9/2018	10,087
	ERAC USA Finance, LLC
16,000	2.350%, 10/15/2019[f]	15,978
	Ford Motor Credit Company, LLC
16,000	5.000%, 5/15/2018	16,624
14,000	2.597%, 11/4/2019	13,972
	General Motors Financial Company, Inc.
5,000	3.150%, 1/15/2020	5,028
21,000	4.375%, 9/25/2021	21,764
	Home Depot, Inc.
10,000	1.333%, 9/15/2017[g]	10,017
10,000	2.625%, 6/1/2022	10,038
	KB Home
29,000	4.750%, 5/15/2019	29,580
	L Brands, Inc.
33,000	6.625%, 4/1/2021	37,043
	Lennar Corporation
50,000	4.750%, 11/15/2022	51,250
	Macy’s Retail Holdings, Inc.
14,000	7.450%, 7/15/2017	14,441
	MGM Resorts International
55,000	6.000%, 3/15/2023	59,400
	Newell Rubbermaid, Inc.
10,000	3.150%, 4/1/2021	10,169
	PulteGroup, Inc.
30,000	4.250%, 3/1/2021	30,675
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,094
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	55,306
	Toll Brothers Finance Corporation
20,000	4.000%, 12/31/2018	20,525
	Visa, Inc.
10,000	2.200%, 12/14/2020	10,006
	Walgreens Boots Alliance, Inc.
10,000	1.750%, 5/30/2018	10,008
10,000	2.600%, 6/1/2021	9,928
	West Corporation
50,000	5.375%, 7/15/2022[f]	48,312
	Yum! Brands, Inc.
55,000	5.000%, 6/1/2024[f]	56,169

	Total	717,414

Consumer Non-Cyclical (0.8%)
	Actavis Funding SCS
7,000	2.208%, 3/12/2020[g]	7,134
	Anheuser-Busch InBev Finance, Inc.
15,000	2.146%, 2/1/2021[g]	15,264
10,000	2.650%, 2/1/2021	10,046
	Anheuser-Busch InBev Worldwide, Inc.
12,000	6.500%, 7/15/2018	12,850
	B&G Foods, Inc.
40,000	4.625%, 6/1/2021	40,800
	BAT International Finance plc
10,000	1.473%, 6/15/2018[f,g]	10,002
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,491
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	10,170
	Celgene Corporation
10,000	3.550%, 8/15/2022	10,245
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022	55,963
	CVS Health Corporation
10,000	2.250%, 12/5/2018	10,086
	EMD Finance, LLC
6,000	1.343%, 3/17/2017[f,g]	6,001
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,813
	Forest Laboratories, Inc.
15,000	4.375%, 2/1/2019[f]	15,582
	Gilead Sciences, Inc.
10,000	3.250%, 9/1/2022	10,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Consumer Non-Cyclical (0.8%) - continued
	Grifols Worldwide Operations, Ltd.
$40,000	5.250%, 4/1/2022	$41,400
	HCA, Inc.
26,748	4.750%, 5/1/2023	27,383
	Iconix Brand Group, Inc., Convertible
35,000	1.500%, 3/15/2018	32,900
	JBS USA, LLC
55,000	5.750%, 6/15/2025[f]	55,688
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,993
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	10,117
	Merck & Company, Inc.
5,000	1.257%, 2/10/2020[g]	5,026
	Mylan NV
10,000	3.150%, 6/15/2021[f]	9,805
	Perrigo Finance plc
5,000	3.500%, 12/15/2021	5,035
	Pinnacle Foods, Inc.
50,000	5.875%, 1/15/2024	53,000
	Revlon Consumer Products Corporation
26,748	5.750%, 2/15/2021	26,882
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	6,144
	Tenet Healthcare Corporation
50,000	8.125%, 4/1/2022	47,175
	Teva Pharmaceutical Finance Netherlands III BV
10,000	1.700%, 7/19/2019	9,821
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	41,000
	Valeant Pharmaceuticals International
26,748	7.250%, 7/15/2022[f]	21,866
	VPII Escrow Corporation
25,000	7.500%, 7/15/2021[f]	21,188

	Total	689,066

Energy (0.7%)
	Anadarko Petroleum Corporation
10,000	8.700%, 3/15/2019	11,361
	Antero Resources Corporation
35,000	5.125%, 12/1/2022	35,350
	BP Capital Markets plc
15,000	1.676%, 5/3/2019	14,890
	Buckeye Partners, LP
17,000	2.650%, 11/15/2018	17,109
	Chevron Corporation
10,000	1.421%, 11/16/2018[g]	10,040
	CNPC General Capital, Ltd.
3,000	2.750%, 4/19/2017[f]	3,008
	Concho Resources, Inc.
51,748	6.500%, 1/15/2022	53,544
15,000	4.375%, 1/15/2025	14,970
	Contura Energy, Inc.
16,000	10.000%, 8/1/2021*	17,080
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	40,800
	Ecopetrol SA
7,000	5.875%, 9/18/2023	7,410
	Enbridge, Inc.
8,000	1.384%, 6/2/2017[g]	8,001
	EQT Corporation
10,000	8.125%, 6/1/2019	11,247
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	10,019
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	10,219
	MEG Energy Corporation
33,000	6.375%, 1/30/2023[f]	29,370
	MPLX, LP
55,000	4.875%, 12/1/2024	56,567
	Northern Tier Energy, LLC
30,000	7.125%, 11/15/2020	31,162
	Petrobras Global Finance BV
22,000	8.375%, 5/23/2021	23,705
	Petroleos Mexicanos
27,000	6.500%, 3/13/2027[f]	27,850
	Regency Energy Partners, LP
50,000	5.000%, 10/1/2022	52,931
	Rowan Companies, Inc.
5,000	7.375%, 6/15/2025	5,100
	Sabine Pass Liquefaction, LLC
55,000	5.625%, 3/1/2025	58,850
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[f]	10,204
	Shell International Finance BV
10,000	1.352%, 5/11/2020[g]	10,006
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,522
	Transcontinental Gas Pipe Line Company, LLC
10,000	7.850%, 2/1/2026[f]	12,594
	Whiting Petroleum Corporation, Convertible
20,000	1.250%, 4/1/2020	17,550

	Total	611,459

Financials (1.8%)
	Abbey National Treasury Services plc
14,000	1.407%, 9/29/2017[g]	13,975
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,071
	AerCap Ireland Capital, Ltd.
25,000	3.950%, 2/1/2022	25,219
	Air Lease Corporation
14,000	2.125%, 1/15/2018	14,024
5,000	2.625%, 9/4/2018	5,034
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,200
	American Express Credit Corporation
10,000	2.009%, 9/14/2020[g]	10,167
	AMG Capital Trust II, Convertible
700	5.150%, 10/15/2037	38,216
	Bank of America Corporation
18,000	5.700%, 5/2/2017	18,245
16,000	1.700%, 8/25/2017	16,021
11,000	8.000%, 1/30/2018[h]	11,303
31,000	2.066%, 3/22/2018[g]	31,209
25,000	5.650%, 5/1/2018	26,190
10,000	2.625%, 4/19/2021	9,923
	Bank of Montreal
8,000	1.500%, 7/18/2019	7,892
	BB&T Corporation
16,000	2.050%, 6/19/2018	16,080
	Bear Stearns Companies, LLC
20,000	6.400%, 10/2/2017	20,718

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

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Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Financials (1.8%) - continued
	Blackstone Mortgage Trust, Inc., Convertible
$40,000	5.250%, 12/1/2018	$44,600
	BNP Paribas SA
12,000	2.375%, 9/14/2017	12,080
	Caisse Centrale Desjardins du Quebec
7,000	1.552%, 1/29/2018[f,g]	6,993
	Citigroup, Inc.
21,000	1.850%, 11/24/2017	21,038
5,000	2.361%, 9/1/2023[g]	5,099
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	11,161
	Credit Agricole SA
8,000	1.923%, 6/10/2020[f,g]	8,027
	CyrusOne, LP
26,000	6.375%, 11/15/2022	27,365
	Discover Bank
4,000	8.700%, 11/18/2019	4,540
	Discover Financial Services
8,000	6.450%, 6/12/2017	8,164
	Fifth Third Bancorp
20,000	5.450%, 1/15/2017	20,027
	Goldman Sachs Group, Inc.
8,000	2.625%, 1/31/2019	8,083
12,000	7.500%, 2/15/2019	13,298
10,000	2.000%, 4/25/2019	9,956
5,000	2.042%, 4/23/2020[g]	5,048
10,000	2.241%, 11/15/2021[g]	10,054
10,000	2.537%, 11/29/2023[g]	10,310
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022	414,202
	Guardian Life Global Funding
10,000	2.000%, 4/26/2021[f]	9,744
	Hartford Financial Services Group, Inc.
17,000	6.000%, 1/15/2019	18,287
	HCP, Inc.
10,000	3.750%, 2/1/2019	10,278
	Health Care REIT, Inc.
10,000	4.700%, 9/15/2017	10,214
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,338
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,133
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,965
	Icahn Enterprises, LP
25,000	6.000%, 8/1/2020	25,531
	ING Capital Funding Trust III
10,000	4.438%, 3/31/2017[g,h]	9,950
	Intesa Sanpaolo SPA
4,000	3.875%, 1/16/2018	4,053
15,000	3.875%, 1/15/2019	15,264
	J.P. Morgan Chase & Company
9,000	7.900%, 4/30/2018[h]	9,320
8,000	6.300%, 4/23/2019	8,739
5,000	2.250%, 1/23/2020	4,985
15,000	2.700%, 5/18/2023	14,659
14,000	2.112%, 10/24/2023[g]	14,280
	KeyCorp
12,000	2.300%, 12/13/2018	12,069
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[f]	4,348
	Lincoln National Corporation
8,000	6.250%, 2/15/2020	8,830
	Lloyds Bank plc
7,000	1.490%, 3/16/2018[g]	7,010
	Macquarie Bank, Ltd.
10,000	2.060%, 1/15/2019[f,g]	10,079
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,036
	Mizuho Corporate Bank, Ltd.
14,000	1.550%, 10/17/2017[f]	13,987
	Morgan Stanley
16,000	6.625%, 4/1/2018	16,918
10,000	2.026%, 1/27/2020[g]	10,088
10,000	2.500%, 4/21/2021	9,883
10,000	4.875%, 11/1/2022	10,706
10,000	2.282%, 10/24/2023[g]	10,111
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	40,400
	Murray Street Investment Trust I
24,000	4.647%, 3/9/2017	24,125
	National City Corporation
8,000	6.875%, 5/15/2019	8,802
	New York Life Global Funding
10,000	1.550%, 11/2/2018[f]	9,969
	Nomura Holdings, Inc.
8,000	2.750%, 3/19/2019	8,073
	Quicken Loans, Inc.
55,000	5.750%, 5/1/2025[f]	53,487
	Realty Income Corporation
12,000	2.000%, 1/31/2018	12,033
	Regions Bank
7,000	7.500%, 5/15/2018	7,498
	Regions Financial Corporation
10,000	3.200%, 2/8/2021	10,133
	Reinsurance Group of America, Inc.
16,000	5.625%, 3/15/2017	16,130
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,068
15,000	2.500%, 7/15/2021	15,001
	State Street Corporation
10,000	1.809%, 8/18/2020[g]	10,134
	SunTrust Banks, Inc.
10,000	2.900%, 3/3/2021	10,133
	Synchrony Financial
22,000	1.875%, 8/15/2017	22,017
5,000	2.111%, 2/3/2020[g]	4,943
	Toronto-Dominion Bank
10,000	1.722%, 1/22/2019[g]	10,082
10,000	1.889%, 12/14/2020[g]	10,118
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,292
	USB Realty Corporation
5,000	2.027%, 1/15/2022[f,g,h]	4,400
	Voya Financial, Inc.
12,000	2.900%, 2/15/2018	12,147
	Wells Fargo & Company
7,000	1.567%, 1/30/2020[g]	6,997
8,000	2.100%, 7/26/2021	7,777
10,000	2.117%, 10/31/2023[g]	10,123

	Total	1,609,219

Foreign Government (3.7%)
	Argentina Government International Bond
55,000	7.500%, 4/22/2026[f]	57,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Foreign Government (3.7%) - continued
	Brazil Government International Bond
$73,000	4.875%, 1/22/2021	$75,190
100,000	2.625%, 1/5/2023	89,000
39,000	6.000%, 4/7/2026	40,365
45,000	7.125%, 1/20/2037	46,913
54,000	5.000%, 1/27/2045	43,805
	Colombia Government International Bond
45,000	4.375%, 7/12/2021	47,138
57,000	2.625%, 3/15/2023	53,723
40,000	4.000%, 2/26/2024	40,400
29,000	5.625%, 2/26/2044	29,870
54,000	5.000%, 6/15/2045	51,232
	Croatia Government International Bond
9,000	6.750%, 11/5/2019[f]	9,765
55,000	6.625%, 7/14/2020[f]	59,821
28,000	6.000%, 1/26/2024[f]	30,345
	Hungary Government International Bond
18,000	6.375%, 3/29/2021	20,156
70,000	5.750%, 11/22/2023	77,613
72,000	5.375%, 3/25/2024	78,480
	Indonesia Government International Bond
60,000	4.875%, 5/5/2021[f]	63,517
45,000	3.375%, 4/15/2023[f]	43,897
66,000	5.875%, 1/15/2024[f]	72,818
60,000	4.125%, 1/15/2025[f]	59,450
13,000	4.750%, 1/8/2026[f]	13,420
45,000	8.500%, 10/12/2035[f]	61,047
90,000	5.125%, 1/15/2045[f]	89,798
	Mexico Government International Bond
10,000	5.750%, 10/12/2110	9,225
28,000	3.625%, 3/15/2022	28,056
68,000	4.000%, 10/2/2023	68,156
70,000	3.600%, 1/30/2025	67,480
53,000	4.125%, 1/21/2026	52,576
18,000	6.750%, 9/27/2034	21,330
26,000	6.050%, 1/11/2040	28,119
60,000	4.750%, 3/8/2044	54,540
44,000	5.550%, 1/21/2045	44,990
31,000	4.600%, 1/23/2046	27,822
26,000	4.350%, 1/15/2047	22,295
	Panama Government International Bond
27,000	4.000%, 9/22/2024	27,472
40,000	3.750%, 3/16/2025	39,700
40,000	6.700%, 1/26/2036	48,540
	Peru Government International Bond
21,000	5.625%, 11/18/2050	23,783
41,000	4.125%, 8/25/2027	42,589
45,000	8.750%, 11/21/2033	65,700
	Philippines Government International Bond
72,000	4.000%, 1/15/2021	76,578
40,000	7.750%, 1/14/2031	56,229
50,000	6.375%, 10/23/2034	65,036
20,000	5.000%, 1/13/2037	22,568
40,000	3.950%, 1/20/2040	39,380
	Romania Government International Bond
42,000	4.375%, 8/22/2023[f]	43,218
20,000	4.875%, 1/22/2024[f]	21,154
10,000	6.125%, 1/22/2044[f]	11,672
	Russia Government International Bond
44,000	3.500%, 1/16/2019[f]	44,717
200,000	5.000%, 4/29/2020[f]	212,230
54,000	4.875%, 9/16/2023[f]	56,885
58,850	7.500%, 3/31/2030[f]	70,855
66,000	5.625%, 4/4/2042[f]	70,975
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	52,940
	Turkey Government International Bond
18,000	7.500%, 11/7/2019	19,575
63,000	7.000%, 6/5/2020	67,644
85,000	5.125%, 3/25/2022	84,354
44,000	6.250%, 9/26/2022	45,696
58,000	5.750%, 3/22/2024	58,168
67,000	4.250%, 4/14/2026	59,556
54,000	6.875%, 3/17/2036	55,545
36,000	4.875%, 4/16/2043	28,998
18,000	6.625%, 2/17/2045	17,898

	Total	3,209,757

Mortgage-Backed Securities (3.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
350,000	3.000%, 1/1/2032[c]	358,995
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
250,000	4.000%, 1/1/2047[c]	262,450
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
250,000	3.000%, 1/1/2047[c]	248,175
1,275,000	3.500%, 1/1/2047[c]	1,305,983
650,000	4.000%, 1/1/2047[c]	683,020
425,000	4.500%, 1/1/2047[c]	456,960

	Total	3,315,583

Technology (0.7%)
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[f]	28,950
	Apple, Inc.
10,000	1.202%, 5/6/2020[g]	9,992
	Automatic Data Processing, Inc.
10,000	2.250%, 9/15/2020	10,044
	Cisco Systems, Inc.
10,000	1.431%, 3/1/2019[g]	10,057
	Diamond 1 Finance Corporation
10,000	3.480%, 6/1/2019[f]	10,205
	Equinix, Inc.
40,000	5.750%, 1/1/2025	41,800
	Fidelity National Information Services, Inc.
15,000	1.450%, 6/5/2017	15,006
10,000	3.625%, 10/15/2020	10,345
	First Data Corporation
40,000	5.375%, 8/15/2023[f]	41,500
	Hewlett Packard Enterprise Company
10,000	3.600%, 10/15/2020	10,166
	Intel Corporation
15,000	1.700%, 5/19/2021	14,636

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (16.8%)	Value
Technology (0.7%) - continued
$10,000	3.100%, 7/29/2022	$10,272
	Intel Corporation, Convertible
30,000	2.950%, 12/15/2035	40,519
	Iron Mountain, Inc.
21,748	6.000%, 8/15/2023	23,107
	Micron Technology, Inc., Convertible
30,000	2.375%, 5/1/2032	69,712
38,000	3.000%, 11/15/2043	37,739
	NXP BV
35,000	3.875%, 9/1/2022[f]	35,437
	NXP Semiconductors NV, Convertible
60,000	1.000%, 12/1/2019	68,250
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,920
	Sensata Technologies BV
50,000	4.875%, 10/15/2023[f]	51,125
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,884
	Tyco Electronics Group SA
16,000	6.550%, 10/1/2017	16,596

	Total	575,262

Transportation (0.1%)
	Air Canada Pass Through Trust
4,658	3.875%, 3/15/2023[f]	4,495
	American Airlines Pass Through Trust
6,393	4.950%, 1/15/2023	6,817
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	49,000
	Delta Air Lines, Inc.
6,701	4.950%, 5/23/2019	7,023
	ERAC USA Finance, LLC
10,000	2.600%, 12/1/2021[f]	9,832
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	10,029
	Korea Expressway Corporation
13,000	1.625%, 4/28/2017[f]	12,992
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,075

	Total	110,263

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
115,000	1.125%, 8/31/2021	111,007
95,000	2.125%, 6/30/2022	95,232
230,000	1.625%, 2/15/2026	214,576

	Total	420,815

Utilities (0.5%)
	AES Corporation
26,000	7.375%, 7/1/2021	28,961
	Ameren Corporation
10,000	2.700%, 11/15/2020	10,046
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	5,003
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	14,029
	Calpine Corporation
50,000	5.375%, 1/15/2023	48,875
	DTE Energy Company
14,000	2.400%, 12/1/2019	14,062
	Dynegy, Inc.
55,000	7.375%, 11/1/2022	52,525
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,162
	Emera U.S. Finance, LP
5,000	2.150%, 6/15/2019[f]	4,990
	Energy Transfer Equity, LP
55,000	5.500%, 6/1/2027	53,625
	Eversource Energy
5,000	1.600%, 1/15/2018	4,988
	Exelon Generation Company, LLC
8,000	5.200%, 10/1/2019	8,570
5,000	2.950%, 1/15/2020	5,057
	Fortis, Inc.
5,000	2.100%, 10/4/2021[f]	4,828
	NextEra Energy Capital Holdings, Inc.
10,000	2.300%, 4/1/2019	10,072
	NiSource Finance Corporation
7,000	6.400%, 3/15/2018	7,371
	NRG Energy, Inc.
26,748	6.625%, 3/15/2023	26,815
	Pacific Gas & Electric Company
10,000	5.625%, 11/30/2017	10,370
	PG&E Corporation
8,000	2.400%, 3/1/2019	8,029
	PPL Capital Funding, Inc.
5,000	3.500%, 12/1/2022	5,108
	PSEG Power, LLC
9,000	3.000%, 6/15/2021	9,020
	Sempra Energy
14,000	6.150%, 6/15/2018	14,830
5,000	2.400%, 3/15/2020	4,990
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,981
	Southern Company
10,000	1.850%, 7/1/2019	9,965
	Tesoro Corporation
40,000	4.750%, 12/15/2023[f]	40,200
	Xcel Energy, Inc.
10,000	1.200%, 6/1/2017	9,990

	Total	424,462

	Total Long-Term Fixed Income (cost $14,667,997)	14,698,639

Shares	Registered Investment Companies (3.6%)
Equity Funds/ETFs (1.9%)
2,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	26,166
2,300	BlackRock Resources & Commodities Strategy Trust	19,021
1,025	Guggenheim Multi-Asset Income ETF	20,664
2,030	iShares MSCI EAFE Index Fund	117,192
18,250	Materials Select Sector SPDR Fund	907,025
12,090	Utilities Select Sector SPDR Fund	587,211

	Total	1,677,279

Fixed Income Funds/ETFs (1.7%)
12,047	Aberdeen Asia-Pacific Income Fund, Inc.	55,778
3,250	Doubleline Income Solutions Fund	61,717
1,895	First Trust High Income Long/Short Fund	30,472
500	iShares J.P. Morgan USD Emerging Markets Bond ETF	55,110
16,673	iShares S&P U.S. Preferred Stock Index Fund	620,402
11,462	MFS Intermediate Income Trust	50,891
4,377	Pimco Dynamic Credit And Mortgage Income Fund	88,503
18,944	PowerShares Preferred Portfolio	269,573
9,283	Templeton Global Income Fund	60,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

GROWTH AND INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Registered Investment Companies (3.6%)	Value
Fixed Income Funds/ETFs (1.7%) - continued
1,465	Vanguard Short-Term Corporate Bond ETF	$116,277
4,234	Western Asset Emerging Markets Debt Fund, Inc.	62,282
6,718	Western Asset High Income Opportunity Fund, Inc.	33,523

	Total	1,504,682

	Total Registered Investment Companies (cost $3,232,020)	3,181,961

	Preferred Stock (0.3%)
Consumer Staples (<0.1%)
149	Henkel AG & Company KGaA, 1.470%	17,737

	Total	17,737

Energy (<0.1%)
355	Alpha Natural Resources, Inc., 0.000%[d]	7,100
355	ANR Holdings, Inc., 0.000%[d]	1,917

	Total	9,017

Health Care (0.1%)
85	Allergan plc, Convertible, 5.500%	64,706

	Total	64,706

Real Estate (0.2%)
1,500	American Tower Corporation, Convertible, 5.500%	156,750

	Total	156,750

	Total Preferred Stock (cost $248,881)	248,210

Shares or Principal Amount	Short-Term Investments (9.4%)[j]
	Federal Home Loan Bank Discount Notes
100,000	0.500%, 1/19/2017[k]	99,983
100,000	0.355%, 1/25/2017[k]	99,977
100,000	0.365%, 1/27/2017[k]	99,975
100,000	0.400%, 2/1/2017[k]	99,959
	Thrivent Core Short-Term Reserve Fund
785,439	0.910%	7,854,389

	Total Short-Term Investments (cost $8,254,280)	8,254,283

	Total Investments (cost $88,125,723) 104.0%	$91,082,802

	Other Assets and Liabilities, Net (4.0%)	(3,522,955)

	Total Net Assets 100.0%	$87,559,847

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $2,558,234 or 2.9% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Growth and Income Plus Portfolio as of December 31, 2016 was $164,664 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	3/4/2016	$22,342
Contura Energy, Inc., 8/1/2021	2/12/2014	25,661
Digicel, Ltd., 4/15/2021	8/19/2013	57,083
Marlette Funding Trust, 1/17/2023	7/20/2016	73,569

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (16.5%)[a]	Value
Basic Materials (1.0%)
	Arch Coal, Inc., Term Loan
$105,201	10.000%, 10/5/2021	$106,561
	Chemours Company, Term Loan
535,610	3.770%, 5/12/2022	531,930
	Fortescue Metals Group, Ltd., Term Loan
731,576	3.750%, 6/30/2019	733,040
	Ineos US Finance, LLC, Term Loan
1,221,705	3.750%, 12/15/2020	1,226,799
	Tronox Pigments BV, Term Loan
966,556	4.500%, 3/19/2020	969,775

	Total	3,568,105

Capital Goods (1.0%)
	Accudyne Industries, LLC, Term Loan
411,858	4.000%, 12/13/2019	388,765
	Advanced Disposal Services, Inc., Term Loan
477,492	3.500%, 11/10/2023	481,375
	Berry Plastics Group, Inc., Term Loan
636,842	3.500%, 2/8/2020	641,185
	Cortes NP Acquisition Corporation, Term Loan
1,510,000	6.000%, 11/30/2023	1,528,875
	Reynolds Group, Inc., Term Loan
359,100	4.250%, 2/5/2023	363,506

	Total	3,403,706

Communications Services (3.8%)
	Atlantic Broadband Penn, LLC, Term Loan
42,344	3.250%, 11/30/2019	42,450
	Beasley Broadcast Group, Inc., Term Loan
425,000	7.000%, 11/1/2023	425,000
	Birch Communication Inc., Term Loan
515,802	8.250%, 7/17/2020	453,905
	Block Communications, Inc., Term Loan
668,180	4.248%, 11/7/2021	674,027
	Cincinnati Bell, Inc., Term Loan
336,268	4.000%, 9/10/2020	337,049
	CSC Holdings, LLC, Term Loan
213,816	3.876%, 10/11/2024	215,909
	FairPoint Communications, Inc., Term Loan
678,983	7.500%, 2/14/2019	684,713
	Grande Communications Networks, LLC, Term Loan
617,623	4.500%, 5/29/2020	621,329
	Gray Television, Inc., Term Loan
378,377	3.938%, 6/13/2021	383,580
	Hargray Communications Group, Inc., Term Loan
756,668	4.750%, 6/26/2019	764,863
	Integra Telecom Holdings, Inc., Term Loan
433,994	5.250%, 8/14/2020	434,754
	Intelsat Jackson Holdings SA, Term Loan
264,628	3.750%, 6/30/2019	255,504
	Level 3 Communications, Inc., Term Loan
610,000	4.000%, 8/1/2019	618,083
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
745,000	4.500%, 1/7/2022	738,951
	LTS Buyer, LLC, Term Loan
909,893	4.248%, 4/13/2020	914,160
	NEP/NCP Holdco, Inc., Term Loan
1,195,809	4.250%, 1/22/2020	1,198,798
	Nexstar Broadcasting, Inc., Term Loan
265,000	0.000%, 9/26/2023[b,c]	267,070
	Numericable US, LLC, Term Loan
423,511	5.137%, 1/15/2024	428,504
	SBA Senior Finance II, LLC, Term Loan
682,500	3.270%, 3/24/2021	685,489
	TNS, Inc., Term Loan
389,330	5.000%, 2/14/2020	392,615
	Univision Communications, Inc., Term Loan
573,758	4.000%, 3/1/2020	576,627
	WideOpenWest Finance, LLC, Term Loan
847,875	4.500%, 8/18/2023	856,201
	XO Communications, LLC, Term Loan
534,875	4.250%, 3/20/2021	536,212
	Yankee Cable Acquisition, LLC, Term Loan
549,114	4.250%, 3/1/2020	549,345
	Zayo Group, LLC, Term Loan
584,754	3.750%, 5/6/2021	590,683

	Total	13,645,821

Consumer Cyclical (2.7%)
	Amaya BV, Term Loan
1,096,500	5.000%, 8/1/2021	1,099,855
	Burlington Coat Factory Warehouse Corporation, Term Loan
542,772	3.510%, 8/13/2021	545,969
	Cengage Learning Acquisitions, Term Loan
950,225	5.250%, 6/7/2023	923,058
	Ceridian HCM Holding, Inc., Term Loan
301,676	4.500%, 9/15/2020	299,287
	Charter Communications Operating, LLC, Term Loan
723,750	3.020%, 1/3/2021	726,565
	Dollar Tree, Inc., Term Loan
210,000	3.250%, 7/6/2022	211,707
	Four Seasons Holdings, Inc., Term Loan
565,000	3.750%, 11/30/2023	570,886
	Golden Nugget, Inc., Term Loan
314,995	4.500%, 11/21/2019	318,145
	Golden Nugget, Inc., Term Loan Delayed Draw
132,219	4.500%, 11/21/2019	133,541
	IMG Worldwide, Inc., Term Loan
745,902	5.250%, 5/6/2021	752,899
350,000	8.250%, 5/6/2022	354,375
	Michaels Stores, Inc., Term Loan
617,648	3.750%, 1/30/2023	624,405
	Mohegan Tribal Gaming Authority, Term Loan
773,062	5.500%, 10/13/2023	778,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (16.5%)[a]	Value
Consumer Cyclical (2.7%) - continued
	Scientific Games International, Inc., Term Loan
$591,700	6.000%, 10/18/2020	$599,221
1,277,306	6.000%, 10/1/2021	1,292,480
	Seminole Hard Rock Entertainment, Inc., Term Loan
43,864	3.520%, 5/14/2020	44,083
	Seminole Indian Tribe of Florida, Term Loan
448,808	3.248%, 4/29/2020	449,930

	Total	9,724,787

Consumer Non-Cyclical (3.1%)
	Air Medical Group Holdings, Inc., Term Loan
537,300	5.000%, 4/28/2022	545,026
	Albertson’s, LLC, Term Loan
408,710	0.000%, 12/21/2022[b,c]	413,819
741,290	0.000%, 6/22/2023[b,c]	750,245
	CHS/Community Health Systems, Inc., Term Loan
181,051	3.750%, 12/31/2019	175,280
984,083	4.000%, 1/27/2021	951,284
	Endo Luxembourg Finance I Company SARL, Term Loan
480,150	3.813%, 9/26/2022	482,210
	JBS USA, LLC, Term Loan
659,266	3.750%, 5/25/2018	659,813
138,600	4.000%, 10/30/2022	139,754
	Libbey Glass, Inc., Term Loan
320,693	3.750%, 4/9/2021	323,701
	LTF Merger Sub, Inc., Term Loan
615,625	4.250%, 6/10/2022	618,992
	Mallinckrodt International Finance SA, Term Loan
272,215	3.748%, 3/19/2021	272,798
	McGraw-Hill Global Education Holdings, LLC, Term Loan
800,975	5.000%, 5/4/2022	801,103
	MultiPlan, Inc., Term Loan
881,556	5.000%, 6/7/2023	896,199
	Ortho-Clinical Diagnostics, Inc., Term Loan
845,578	4.750%, 6/30/2021	837,427
	PetSmart, Inc., Term Loan
364,076	4.000%, 3/11/2022	364,986
	Sterigenics-Nordion Holdings, LLC, Term Loan
397,469	4.250%, 5/16/2022	398,713
	Valeant Pharmaceuticals International, Inc., Term Loan
2,292,790	5.500%, 4/1/2022[b,c]	2,293,226

	Total	10,924,576

Energy (0.8%)
	Energy Solutions, LLC, Term Loan
388,857	6.750%, 5/29/2020	391,287
	Exgen Renewables I, LLC, Term Loan
354,640	5.250%, 2/8/2021	356,856
	Houston Fuel Oil Terminal, LLC, Term Loan
401,916	4.250%, 8/19/2021	398,902
	McJunkin Red Man Corporation, Term Loan
279,001	5.000%, 11/8/2019	280,047
	MEG Energy Corporation, Term Loan
500,152	3.750%, 3/31/2020	485,148
	Pacific Drilling SA, Term Loan
574,175	4.500%, 6/3/2018	201,535
	Targa Resources Partners, LP, Term Loan
306,977	5.750%, 2/27/2022	308,512
	Western Refining, Inc., Term Loan
237,551	5.250%, 11/12/2020	238,591
122,925	5.500%, 6/23/2023	123,540

	Total	2,784,418

Financials (1.1%)
	DJO Finance, LLC, Term Loan
320,937	4.250%, 6/7/2020	307,599
	Harland Clarke Holdings Corporation, Term Loan
288,536	7.000%, 5/22/2018	288,626
513,000	7.000%, 12/31/2019	514,924
	MoneyGram International, Inc., Term Loan
662,153	4.250%, 3/27/2020	653,326
	Sable International Finance, Ltd., Term Loan
820,000	5.748%, 1/3/2023[b,c]	829,742
	TransUnion, LLC, Term Loan
680,758	3.520%, 4/9/2021	686,231
	WaveDivision Holdings, LLC, Term Loan
723,645	4.000%, 10/15/2019	727,444

	Total	4,007,892

Technology (2.3%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
989,351	3.704%, 2/1/2023	1,002,955
	First Data Corporation, Term Loan
1,358,613	3.756%, 3/24/2021	1,373,897
495,557	3.756%, 7/8/2022	500,616
	Micron Technologies, Inc., Term Loan
298,500	4.520%, 4/26/2022	302,754
	NXP BV, Term Loan
448,875	3.270%, 12/7/2020	450,895
	ON Semiconductor Corporation, Term Loan
1,356,600	4.020%, 3/31/2023	1,373,069
	Rackspace Hosting, LLC, Term Loan
400,000	4.500%, 12/20/2023	404,832
	RP Crown Parent, LLC, Term Loan
605,000	4.500%, 10/12/2023	610,899
	SS&C European Holdings SARL, Term Loan
258,869	4.001%, 7/8/2022	262,268
26,417	4.002%, 7/8/2022	26,764
	Western Digital Corporation, Term Loan
1,164,150	4.520%, 4/29/2023	1,181,973
	Xerox Business Services, LLC, Term Loan
625,000	6.250%, 12/7/2023	632,031

	Total	8,122,953

Transportation (0.3%)
	OSG Bulk Ships, Inc., Term Loan
213,569	5.250%, 8/5/2019	207,963

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (16.5%)[a]	Value
Transportation (0.3%) - continued
	XPO Logistics, Inc., Term Loan
$867,765	4.250%, 11/1/2021	$878,343

	Total	1,086,306

Utilities (0.4%)
	Calpine Corporation, Term Loan
515,000	0.000%, 1/15/2024[b,c]	516,931
	Intergen NV, Term Loan
380,679	5.500%, 6/12/2020	368,623
	Talen Energy Supply, LLC, Term Loan
324,105	6.000%, 12/6/2023	328,156

	Total	1,213,710

	Total Bank Loans (cost $58,233,310)	58,482,274

Shares	Common Stock (44.2%)
Consumer Discretionary (7.1%)
4,850	Amazon.com, Inc.[d]	3,636,869
33,870	American Axle & Manufacturing Holdings, Inc.[d]	653,691
10,280	Aramark	367,202
2,770	AutoZone, Inc.[d]	2,187,718
9,119	Berkeley Group Holdings plc	315,235
1,300	Brembo SPA	78,644
13,400	Bridgestone Corporation	482,143
8,345	Bunzl plc	216,649
7,620	Burlington Stores, Inc.[d]	645,795
2,000	Canon Marketing Japan, Inc.	33,582
6,490	Cedar Fair, LP	416,658
34,945	Comcast Corporation	2,412,952
13,300	Denso Corporation	575,311
13,100	Eutelsat Communications	253,324
22,190	Ford Motor Company	269,165
13,700	Fuji Heavy Industries, Ltd.	558,198
9,230	General Motors Company	321,573
3,300	Hakuhodo Dy Holdings, Inc.	40,634
35,100	Honda Motor Company, Ltd.	1,024,756
18,100	Inchcape plc	156,420
2,800	Intertek Group plc	120,003
1,045	Linamar Corporation	44,901
1,259	LVMH Moet Hennessy Louis Vuitton SE	240,056
9,980	Newell Brands, Inc.	445,607
1,200	Nifco, Inc.	63,227
41,020	NIKE, Inc.	2,085,047
1,160	Nokian Renkaat Oyj	43,126
6,200	Panasonic Corporation	62,881
14,681	Persimmon plc	320,307
2,067	Publicis Groupe SA	142,426
1,730	Restaurant Brands International, Inc.	82,452
7,765	Restoration Hardware Holdings, Inc.[d,e]	238,386
700	RTL Group SA	51,284
2,500	Sekisui Chemical Company, Ltd.	39,796
15,410	Starbucks Corporation	855,563
13,800	Sumitomo Forestry Company, Ltd.	182,261
10,100	Sumitomo Rubber Industries, Ltd.	159,806
700	Swatch Group AG	42,720
40,610	Time, Inc.	724,889
18,770	Toll Brothers, Inc.[d]	581,870
7,960	Tractor Supply Company	603,448
247	Valora Holding AG	70,161
23,340	Walt Disney Company	2,432,495
930	Whirlpool Corporation	169,046
1,800	Whitbread plc	83,733
10,992	Wolters Kluwer NV	397,573
8,700	WPP plc	193,606
4,400	Yokohama Rubber Company, Ltd.	78,651

	Total	25,201,840

Consumer Staples (2.0%)
14,240	AdvancePierre Foods Holdings, Inc.	424,067
6,800	Axfood AB	106,780
31,183	Coca-Cola Amatil, Ltd.	227,417
12,500	Coca-Cola HBC AG	272,192
2,600	Ebro Foods SA	54,413
1,432	Henkel AG & Company KGaA	149,034
19,745	Imperial Brands plc	860,503
2,200	Jeronimo Martins SGPS SA	34,121
1,000	Kesko Oyj	49,906
6,500	Kewpie Corporation	157,650
3,400	Kirin Holdings Company, Ltd.	55,186
46,054	Koninklijke Ahold Delhaize NV	970,039
7	Lindt & Spruengli AG	36,221
3,800	Nestle SA	272,223
16,600	Philip Morris International, Inc.	1,518,734
2,800	Suedzucker AG	66,743
12,625	Tate & Lyle plc	109,872
800	Universal Corporation	51,000
12,770	Walgreens Boots Alliance, Inc.	1,056,845
23,400	Whole Foods Market, Inc.	719,784
23,120	William Morrison Supermarkets plc	65,668

	Total	7,258,398

Energy (3.0%)
1,898	Arch Coal, Inc.[d]	148,139
297,021	BP plc	1,860,381
9,190	Concho Resources, Inc.[d]	1,218,594
3,947	Contura Energy, Inc.[d]	280,237
6,432	Crescent Point Energy Corporation	87,427
21,790	Devon Energy Corporation	995,149
8,300	Galp Energia SGPS SA	123,739
23,050	Halliburton Company	1,246,775
8,783	John Wood Group plc	94,843
11,754	OMV AG	414,373
12,494	Petrofac, Ltd.	133,707
7,360	Pioneer Natural Resources Company	1,325,315
11,340	Range Resources Corporation	389,642
9,625	Royal Dutch Shell plc	262,528
2,516	Royal Dutch Shell plc, Class A	69,451
23,488	Royal Dutch Shell plc, Class B	674,859
9,323	Statoil ASA	170,161
937	Tecnicas Reunidas SA	38,321
9,543	Total SA	489,482
9,543	Total SA Rights[d,f]	163
535	Vantage Drilling International[d]	54,035
34,400	WPX Energy, Inc.[d]	501,208

	Total	10,578,529

Financials (6.6%)
62,469	Aberdeen Asset Management plc	197,515
3,750	Affiliated Managers Group, Inc.[d]	544,875
51,650	Apollo Investment Corporation	302,669
23,800	Ares Capital Corporation	392,462
12,797	ASX, Ltd.	458,454
21,653	Australia & New Zealand Banking Group, Ltd.	474,011
137,750	Bank of America Corporation	3,044,275
24,618	Bank of East Asia, Ltd.	93,982
1,145	Bank of Montreal	82,354
16,423	Bank of Nova Scotia	914,448
12,980	Bank of the Ozarks, Inc.	682,618
2,249	Canadian Imperial Bank of Commerce	183,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (44.2%)	Value
Financials (6.6%) - continued
10,000	Chiba Bank, Ltd.	$61,301
5,954	CI Financial Corporation	128,024
19,144	CNP Assurances	354,344
8,277	Danske Bank AS	250,410
52,863	Direct Line Insurance Group plc	240,589
32,650	Encore Capital Group, Inc.[d,e]	935,422
5,900	Erste Group Bank AG	172,500
65,388	FlexiGroup, Ltd.	106,415
75,000	Fukuoka Financial Group, Inc.	332,624
6,924	Genworth MI Canada, Inc.	173,583
11,640	Goldman Sachs Group, Inc.	2,787,198
7,400	Hang Seng Bank, Ltd.	137,230
4,095	Hannover Rueckversicherung SE	442,374
61,300	Henderson Group plc	176,924
78,112	HSBC Holdings plc	630,259
2,472	Intact Financial Corporation	176,933
7,110	Intercontinental Exchange, Inc.	401,146
49,760	KeyCorp	909,115
5,727	Macquarie Group, Ltd.	358,752
124,422	Mapfre SA	379,003
155,800	Mizuho Financial Group, Inc.	279,589
3,000	MS and AD Insurance Group Holdings, Inc.	92,903
18,550	National Bank of Canada	753,384
18,069	Nordea Bank AB	200,216
5,538	Power Corporation of Canada	123,947
7,070	Raymond James Financial, Inc.	489,739
28,200	Resona Holdings, Inc.	144,526
1,464	Schroders plc	53,770
12,800	Seven Bank, Ltd.	36,600
7,200	Swiss Re AG	681,213
46,650	Synchrony Financial	1,691,995
12,800	T&D Holdings, Inc.	168,927
814	TMX Group, Ltd.	43,360
18,615	United Overseas Bank, Ltd.	261,520
23,381	Westpac Banking Corporation	548,845
16,960	XL Group, Ltd.	631,930
14,470	Zions Bancorporation	622,789
479	Zurich Insurance Group AGd	131,639

	Total	23,482,219

Health Care (4.3%)
9,960	Acadia Healthcare Company, Inc.[d]	329,676
15,910	Akorn, Inc.[d]	347,315
5,850	Allergan plc[d]	1,228,559
1,150	Anthem, Inc.	165,335
4,170	AstraZeneca plc	227,716
26,380	Bristol-Myers Squibb Company	1,541,647
6,842	CAE, Inc.	95,701
16,650	Celgene Corporation[d]	1,927,238
4,641	Essilor International SA	523,638
9,795	GlaxoSmithKline plc	188,148
4,636	Hikma Pharmaceuticals plc	108,055
12,790	Hologic, Inc.[d]	513,135
600	Laboratory Corporation of America Holdings[d]	77,028
982	Lonza Group AG	169,718
26,100	Medtronic plc	1,859,103
36,940	Merck & Company, Inc.	2,174,658
3,167	Merck KGaA	329,752
20,409	Novartis AG	1,484,214
9,700	Novo Nordisk AS	347,960
1,062	Roche Holding AG-Genusschein	242,086
2,670	Teleflex, Inc.	430,270
9,170	Vertex Pharmaceuticals, Inc.[d]	675,554
3,230	Waters Corporation[d]	434,080

	Total	15,420,586

Industrials (5.0%)
37	A P Moller - Maersk AS	58,977
10,724	ABB, Ltd.	225,651
6,470	Acuity Brands, Inc.	1,493,664
7,095	Adecco SA	463,139
34,400	Air New Zealand, Ltd.	52,388
22,000	Asahi Glass Company, Ltd.	149,262
1,400	Atlas Copco Aktiebolag	42,471
3,035	Berendsen plc	32,540
7,000	Dai Nippon Printing Company, Ltd.	69,067
10,960	Delta Air Lines, Inc.	539,122
5,131	Deutsche Post AG	168,272
3,000	DSV AS	133,231
38,503	El Al Israel Airlines, Ltd.	25,461
4,260	Equifax, Inc.	503,660
349	Flughafen Zuerich AG	64,672
2,000	Fraport AG Frankfurt Airport Services Worldwide	118,016
5,700	Fuji Machine Manufacturing Company, Ltd.	65,078
2,300	Hitachi Transport System, Ltd.	46,597
883	Hochtief AG	123,279
13,470	Illinois Tool Works, Inc.	1,649,536
3,800	Inaba Denki Sangyo Company, Ltd.	130,643
54,700	ITOCHU Corporation	724,270
27,630	Jacobs Engineering Group, Inc.[d]	1,574,910
2,500	Jardine Matheson Holdings, Ltd.	138,125
13,300	KITZ Corporation	72,614
6,400	Komatsu, Ltd.	144,961
12,800	KONE Oyj	571,952
3,032	Koninklijke Boskalis Westminster NV	105,187
8,800	Marubeni Corporation	49,773
9,820	Masonite International Corporation[d]	646,156
20,818	Meggitt plc	117,564
4,660	Middleby Corporation[d]	600,255
5,200	MIRAIT Holdings Corporation	46,864
4,500	Mitsubishi Corporation	95,574
21,600	Mitsubishi Electric Corporation	300,438
15,000	Mitsubishi Heavy Industries, Ltd.	68,191
6,000	Mitsuboshi Belting, Ltd.	51,020
3,100	Mitsui & Company, Ltd.	42,477
8,312	National Express Group plc	36,221
2,000	NIPPO Corporation	37,261
9,900	Nitto Kogyo Corporation	134,790
3,000	Okuma Corporation	28,543
9,440	Oshkosh Corporation	609,918
3,433	Philips Lighting NVd,g	84,562
2,738	Randstad Holding NV	148,311
4,901	RELX NV	82,435
262	Rieter Holding AG	45,566
12,647	Rolls-Royce Holdings plc[d]	103,877
4,900	Sanwa Holdings Corporation	46,604
845	Schindler Holding AG, Participation Certificate	148,816
1,116	Schneider Electric SE	77,527
5,810	Siemens AG	711,379
2,842	Skanska AB	66,913
10,306	SKF AB	188,973
8,920	Smiths Group plc	155,272
30,300	Sojitz Corporation	73,361
1,207	Sulzer, Ltd.	124,252
19,180	Union Pacific Corporation	1,988,582
7,736	Vinci SA	526,240
5,610	WABCO Holdings, Inc.[d]	595,502

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (44.2%)	Value
Industrials (5.0%) - continued
1,697	Wolseley plc	$103,596
2,084	WSP Global, Inc.	69,366
1,700	Yuasa Trading Company, Ltd.	42,347

	Total	17,735,271

Information Technology (6.6%)
855	Advanced Micro Devices, Inc.[d]	9,696
2,780	Alliance Data Systems Corporation	635,230
2,260	Alphabet, Inc., Class Ad	1,790,937
1,185	Alphabet, Inc., Class Cd	914,607
23,100	Apple, Inc.	2,675,442
5,600	Canon, Inc.	157,708
3,192	Capital Power Corporation	55,227
1,600	DTS Corporation	34,035
15,130	Facebook, Inc.[d]	1,740,706
19,370	Finisar Corporation[d]	586,330
11,900	FUJIFILM Holdings NPV	450,603
20,790	Juniper Networks, Inc.	587,525
6,500	Konica Minolta Holdings, Inc.	64,419
26,960	Microsoft Corporation	1,675,294
5,000	NEC Networks & System Integration Corporation	90,146
1,745	Nice, Ltd.	119,729
4,200	Nichicon Corporation	36,570
1,200	NTT Data Corporation	57,974
2,405	NVIDIA Corporation	256,710
8,780	Palo Alto Networks, Inc.[d]	1,097,939
61,090	Pandora Media, Inc.[d,e]	796,614
38,030	PayPal Holdings, Inc.[d]	1,501,044
10,010	Plantronics, Inc.	548,148
41,140	Pure Storage, Inc.[d,e]	465,293
600	Rohm Company, Ltd.	34,424
2,000	Ryosan Company, Ltd.	60,297
13,650	Salesforce.com, Inc.[d]	934,479
664	SAP SE	57,439
2,980	Seagate Technology plc	113,747
1,634	Software AG	59,222
12,212	Telefonaktiebolaget LM Ericsson	71,574
1,700	Tokyo Electron, Ltd.	159,884
12,280	Twitter, Inc.[d]	200,164
16,140	Vantiv, Inc.[d]	962,267
27,380	Visa, Inc.	2,136,188
40,540	Xilinx, Inc.	2,447,400

	Total	23,585,011

Materials (1.9%)
2,600	Adeka Corporation	35,272
4,779	APERAM	218,095
1,620	Ashland Global Holdings, Inc.	177,050
3,785	BHP Billiton plc	60,269
58,361	BHP Billiton, Ltd.	1,045,530
39,060	BlueScope Steel, Ltd.	259,596
1,900	Croda International plc	74,727
4,180	Crown Holdings, Inc.[d]	219,742
22,300	Daicel Corporation	245,167
5,260	Domtar Corporation	205,298
2,170	Eagle Materials, Inc.	213,810
14,984	Evonik Industries AG	446,657
3,370	FMC Corporation	190,607
38	Givaudan SA	69,546
4,400	JSR Corporation	69,257
9,920	Kinross Gold Corporation[d]	30,851
15,600	Kuraray Company, Ltd.	233,931
3,700	Kyoei Steel, Ltd.	70,346
924	LafargeHolcim, Ltd.	48,503
18,300	Mitsubishi Chemical Holdings Corporation	118,322
3,000	Mitsubishi Gas Chemical Company, Inc.	51,118
2,100	Mitsubishi Materials Corporation	64,233
600	Nippon Shokubai Company, Ltd.	37,366
64,452	Norsk Hydro ASA	307,612
7,139	Nufarm, Ltd.	47,040
17,381	Orora, Ltd.	37,378
3,450	Packaging Corporation of America	292,629
2,380	PPG Industries, Inc.	225,529
1,751	Rio Tinto, Ltd.	75,015
9,450	Steel Dynamics, Inc.	336,231
1,600	Sumitomo Seika Chemicals Company, Ltd.	62,661
6,800	Toagosei Company, Ltd.	66,744
7,000	Tosoh Corporation	49,378
9,997	UPM-Kymmene Oyj	244,483
20,516	Verso Corporation[d]	145,664
1,700	Yamato Kogyo Company, Ltd.	47,412
12,318	Yara International ASA	484,578
1,300	Yodogawa Steel Works, Ltd.	33,880

	Total	6,641,527

Real Estate (6.3%)
2,000	Acadia Realty Trust	65,360
950	Agree Realty Corporation	43,747
9,030	Alexandria Real Estate Equities, Inc.	1,003,504
2,650	American Campus Communities, Inc.	131,890
4,200	American Homes 4 Rent	88,116
3,950	Apartment Investment & Management Company	179,527
3,500	Apple Hospitality REIT, Inc.	69,930
2,700	AvalonBay Communities, Inc.	478,305
1,200	Bluerock Residential Growth REIT, Inc.	16,464
4,887	Boston Properties, Inc.	614,687
3,400	Brandywine Realty Trust	56,134
32,988	Brixmor Property Group, Inc.	805,567
10,210	Camden Property Trust	858,355
35,800	CapitaLand Retail China Trust[d]	33,868
1,800	Care Capital Properties, Inc.	45,000
1,024	Chesapeake Lodging Trust	26,481
2,100	CoreCivic, Inc.	51,366
650	CoreSite Realty Corporation	51,591
2,000	Corporate Office Properties Trust	62,440
7,042	Cousins Properties, Inc.	59,927
5,790	Crown Castle International Corporation	502,398
4,600	CubeSmart	123,142
2,100	CyrusOne, Inc.	93,933
400	Daito Trust Construction Company, Ltd.	60,135
2,000	DCT Industrial Trust, Inc.	95,760
6,300	DDR Corporation	96,201
51,200	DEXUS Property Group	355,185
2,214	DiamondRock Hospitality Company	25,527
3,168	Digital Realty Trust, Inc.	311,288
2,000	Douglas Emmett, Inc.	73,120
38,490	Duke Realty Corporation	1,022,294
1,150	DuPont Fabros Technology, Inc.	50,520
364	EastGroup Properties, Inc.	26,878
1,200	Education Realty Trust, Inc.	50,760
1,319	EPR Properties	94,665
2,042	Equinix, Inc.	729,831
2,400	Equity Commonwealth[d]	72,576
2,000	Equity Lifestyle Properties, Inc.	144,200
1,700	Equity One, Inc.	52,173
10,460	Equity Residential	673,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (44.2%)	Value
Real Estate (6.3%) - continued
1,425	Essex Property Trust, Inc.	$331,312
2,800	Extra Space Storage, Inc.	216,272
1,100	Federal Realty Investment Trust	156,321
2,000	First Industrial Realty Trust, Inc.	56,100
4,240	Forest City Realty Trust, Inc.	88,362
3,550	Gaming and Leisure Properties, Inc.	108,701
12,086	General Growth Properties, Inc.	301,908
1,400	GEO Group, Inc.	50,302
5,200	Gramercy Property Trust	47,736
15,928	H&R Real Estate Investment Trust	265,378
4,300	Hamborner REIT AG	40,905
9,000	HCP, Inc.	267,480
2,600	Healthcare Realty Trust, Inc.	78,832
3,650	Healthcare Trust of America, Inc.	106,251
2,900	Highwoods Properties, Inc.	147,929
3,600	Hospitality Properties Trust	114,264
14,796	Host Hotels & Resorts, Inc.	278,757
2,200	Hudson Pacific Properties, Inc.	76,516
61,000	Hysan Development Company, Ltd.	251,567
4,400	Iron Mountain, Inc.	142,912
1,700	Kilroy Realty Corporation	124,474
10,000	Kimco Realty Corporation	251,600
1,403	Lamar Advertising Company	94,338
2,400	LaSalle Hotel Properties	73,128
2,900	Liberty Property Trust	114,550
915	Life Storage, Inc.	78,013
6,000	Link REIT	38,898
3,150	Macerich Company	223,146
1,700	Mack-Cali Realty Corporation	49,334
6,400	Medical Properties Trust, Inc.	78,720
2,102	Mid-America Apartment Communities, Inc.	205,828
1,500	National Health Investors, Inc.	111,255
4,600	National Retail Properties, Inc.	203,320
2,026	National Storage Affiliates Trust	44,714
235,066	New World Development Company, Ltd.	247,667
3,500	NorthStar Realty Finance Corporation	53,025
3,050	Omega Healthcare Investors, Inc.	95,343
2,400	Outfront Media, Inc.	59,688
880	Parkway, Inc.[d]	19,580
1,200	Pebblebrook Hotel Trust	35,700
4,500	Physicians Realty Trust	85,320
900	Piedmont Office Realty Trust, Inc.	18,819
15,763	Prologis, Inc.	832,129
4,080	Public Storage, Inc.	911,880
919	QTS Realty Trust, Inc.	45,628
1,800	Quality Care Properties, Inc.[d]	27,900
3,710	Realty Income Corporation	213,251
3,000	Regency Centers Corporation	206,850
2,050	Retail Opportunity Investments Corporation	43,317
3,500	Retail Properties of America, Inc.	53,655
3,092	RLJ Lodging Trust	75,723
3,171	Senior Housing Property Trust	60,027
8,938	Simon Property Group, Inc.	1,588,014
2,000	SL Green Realty Corporation	215,100
14,900	Spirit Realty Captial, Inc.	161,814
92,857	Stockland	306,771
3,760	Store Capital Corporation	92,910
3,352	Summit Hotel Properties, Inc.	53,733
1,400	Sun Communities, Inc.	107,254
4,000	Sun Hung Kai Properties, Ltd.	50,370
4,162	Sunstone Hotel Investors, Inc.	63,470
1,932	Tanger Factory Outlet Centers, Inc.	69,127
1,250	Taubman Centers, Inc.	92,412
5,600	UDR, Inc.	204,288
1,700	Urban Edge Properties	46,767
600	Urstadt Biddle Properties, Inc.	14,466
6,800	Ventas, Inc.	425,136
14,319	VEREIT, Inc.	121,139
5,850	Vornado Realty Trust	610,564
2,600	Washington Prime Group, Inc.	27,066
2,300	Weingarten Realty Investors	82,317
6,854	Welltower, Inc.	458,738
6,000	Wharf Holdings, Ltd.	39,744
8,000	Wheelock and Company, Ltd.	44,898
53,100	Wing Tai Holdings, Ltd.	58,161
1,200	WP Carey, Inc.	70,908

	Total	22,305,843

Telecommunications Services (0.7%)
8,755	Elisa Oyj	284,201
7,500	Freenet AG	210,785
126,585	KCOM Group plc	147,814
33,579	Koninklijke (Royal) KPN NV	99,298
7,700	Nippon Telegraph & Telephone Corporation	324,133
8,400	NTT DOCOMO, Inc.	191,060
149,422	PCCW, Ltd.	80,775
3,700	Proximus SA	106,364
12,600	Telefonica Deutschland Holding AG	53,858
8,453	Telenor ASA	126,175
1,967	Vivendi SA	37,308
21,040	Zayo Group Holdings, Inc.[d]	691,374

	Total	2,353,145

Utilities (0.7%)
2,850	ATCO, Ltd.	94,798
46,500	Centrica plc	133,923
63,700	Electricidade de Portugal SA	193,875
29,720	MDU Resources Group, Inc.	855,044
9,260	NorthWestern Corporation	526,616
77,000	Osaka Gas Company, Ltd.	295,454
43,300	Redes Energeticas Nacionais SGPS SA	122,853
5,000	Toho Gas Company, Ltd.	40,609
8,800	United Utilities Group plc	97,543

	Total	2,360,715

	Total Common Stock (cost $143,470,872)	156,923,084

Principal Amount	Long-Term Fixed Income (31.1%)
Asset-Backed Securities (2.0%)
	Asset Backed Securities Corporation Home Equity Loan Trust
338,641	0.896%, 7/25/2036, Series 2006-HE5, Class A4[h]	312,093
	Bayview Opportunity Master Fund Trust
58,975	3.623%, 4/28/2030, Series 2015-3, Class A1[g]	59,102
169,269	3.228%, 7/28/2034, Series 2014-18NP, Class A*,i	169,512
312,544	3.721%, 7/28/2035, Series 2015-NPLA, Class Ag,i	312,473
	Credit Based Asset Servicing and Securitization, LLC
259,315	3.503%, 12/25/2036, Series 2006-CB2, Class AF2[i]	190,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Asset-Backed Securities (2.0%) - continued
	Credit-Based Asset Servicing & Securitization, LLC
$600,000	1.176%, 12/25/2035, Series 2005-CB8, Class M1[h]	$345,966
	Earnest Student Loan Program, LLC
344,641	2.680%, 7/25/2035, Series 2016-C, Class A2[g]	337,987
	First Horizon ABS Trust
139,033	0.916%, 10/25/2034, Series 2006-HE1, Class Ah,j	135,599
	GMAC Mortgage Corporation Loan Trust
298,622	1.084%, 8/25/2035, Series 2005-HE1, Class A2[h,j]	282,476
280,790	0.772%, 12/25/2036, Series 2006-HE4, Class A1[h,j]	260,527
	IndyMac Seconds Asset-Backed Trust
224,641	1.096%, 10/25/2036, Series 2006-2B, Class Ah,j	141,856
	J.P. Morgan Mortgage Acquisition Trust
182,568	4.480%, 3/25/2047, Series 2007-HE1, Class AF4[i]	135,333
	Lehman XS Trust
182,434	5.440%, 8/25/2035, Series 2005-2, Class 2A3Bi	159,820
	Marlette Funding Trust
331,159	3.060%, 1/17/2023, Series 2016-1A, Class A*	331,077
	Merrill Lynch Mortgage Investors Trust
348,527	2.830%, 6/25/2035, Series 2005-A5, Class M1	233,241
	Murray Hill Marketplace Trust
136,066	4.190%, 11/25/2022, Series 2016-LC1, Class A*	136,719
	NRZ Advance Receivables Trust Advance Receivables Backed
451,000	2.751%, 6/15/2049, Series 2016-T1, Class AT1*	449,309
	Preferred Term Securities XXIII, Ltd.
479,872	1.163%, 12/22/2036*,h	386,187
	Preston Ridge Partners Mortgage Trust, LLC
266,665	4.000%, 9/27/2021, Series 2016-1A, Class A1*,i	265,632
	Pretium Mortgage Credit Partners I, LLC
240,742	4.000%, 7/27/2031, Series 2016-NPL4, Class A*,i	240,644
	SoFi Consumer Loan Program, LLC
410,571	3.050%, 12/26/2025, Series 2016-3, Class Ag	409,064
	Sunset Mortgage Loan Company, LLC
105,947	4.459%, 9/18/2045, Series 2015-NPL1, Class A*,i	105,496
151,258	3.844%, 7/16/2047, Series 2016-NPL1, Class A*,i	151,773
	US Residential Opportunity Fund Trust
332,543	3.475%, 7/27/2036, Series 2016-1III, Class A*,i	331,133
	Vericrest Opportunity Loan Transferee
90,992	3.375%, 10/25/2058, Series 2015-NPL3, Class A1*,i	90,864
98,910	3.500%, 6/26/2045, Series 2015-NPL9, Class A1[g]	98,708
296,799	3.500%, 10/25/2046, Series 2016-NP11, Class A1[g,i]	296,108
	Vericrest Opportunity Loan Trust
343,907	3.625%, 11/26/2046, Series 2016-NP12, Class A1[g,i]	342,890
	Wachovia Asset Securitization, Inc.
445,984	0.896%, 7/25/2037, Series 2007-HE1, Class A*,h,j	380,656

	Total	7,093,220

Basic Materials (0.5%)
	Albemarle Corporation
96,000	3.000%, 12/1/2019	98,132
	Alcoa Nederland Holding BV
90,000	6.750%, 9/30/2024[g]	97,650
	ArcelorMittal SA
190,000	6.500%, 3/1/2021	208,050
	Dow Chemical Company
86,000	8.550%, 5/15/2019	98,525
	Glencore Funding, LLC
65,000	1.940%, 4/16/2018[g,h]	64,265
	INEOS Group Holdings SA
380,000	5.625%, 8/1/2024[e,g]	377,150
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	84,458
	Newmont Mining Corporation, Convertible
200,000	1.625%, 7/15/2017	203,875
	NOVA Chemicals Corporation
341,904	5.250%, 8/1/2023[g]	345,323
	Royal Gold, Inc., Convertible
150,000	2.875%, 6/15/2019	158,437
	RPM International, Inc., Convertible
145,000	2.250%, 12/15/2020	173,547

	Total	1,909,412

Capital Goods (0.6%)
	Building Materials Corporation of America
280,000	6.000%, 10/15/2025[g]	294,700
	Cemex SAB de CV
300,000	5.700%, 1/11/2025[g]	302,250
	CNH Industrial Capital, LLC
305,000	4.375%, 11/6/2020	313,006
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	193,800
	General Electric Company
103,000	5.000%, 1/21/2021[k]	106,883
	Lockheed Martin Corporation
65,000	2.500%, 11/23/2020	65,499
	Reynolds Group Issuer, Inc.
340,000	5.125%, 7/15/2023[g]	345,525
	Roper Industries, Inc.
71,000	2.050%, 10/1/2018	71,228
	United Rentals North America, Inc.
290,000	5.500%, 7/15/2025	295,800

	Total	1,988,691

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Collateralized Mortgage Obligations (3.2%)
	Alternative Loan Trust
$59,677	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	$59,507
	Angel Oak Mortgage Trust
169,261	4.500%, 11/25/2045, Series 2015-1, Class A*,i	170,242
	Banc of America Alternative Loan Trust
442,551	6.000%, 11/25/2035, Series 2005-10, Class 3CB1	390,430
	Banc of America Mortgage Securities, Inc.
147,313	3.242%, 9/25/2035, Series 2005-H, Class 2A1	141,243
	Bayview Opportunity Master Fund Trust
301,839	3.475%, 7/28/2031, Series 2016-RPL3, Class A1[g]	300,031
	Bear Stearns ALT-A Trust
176,053	3.108%, 10/25/2033, Series 2003-3, Class 5A	172,150
	COLT Mortgage Loan Trust
292,143	2.750%, 9/25/2046, Series 2016-2, Class A1*	293,675
	Countrywide Alternative Loan Trust
413,269	6.500%, 8/25/2036, Series 2006-23CB, Class 2A3	278,737
	Countrywide Home Loan Mortgage Pass Through Trust
308,013	3.155%, 11/25/2035, Series 2005-22, Class 2A1	252,560
	Credit Suisse First Boston Mortgage Securities Corporation
277,564	5.250%, 10/25/2035, Series 2005-9, Class 1A3	268,234
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
308,985	2.356%, 8/25/2035, Series 2005-AR1, Class 2A3	238,712
485,292	5.500%, 11/25/2035, Series 2005-5, Class 1A4	487,329
331,976	1.337%, 4/25/2047, Series 2007-OA2, Class A1[h]	281,194
	GMAC Mortgage Corporation Loan Trust
233,585	3.384%, 5/25/2035, Series 2005-AR2, Class 4A	215,525
	HarborView Mortgage Loan Trust
245,201	3.108%, 7/19/2035, Series 2005-4, Class 3A1	214,724
154,942	3.341%, 12/19/2035, Series 2005-14, Class 3A1A	134,670
	IndyMac INDA Mortgage Loan Trust
225,610	3.141%, 8/25/2036, Series 2006-AR1, Class A1	214,172
	IndyMac INDX Mortgage Loan Trust
413,097	0.966%, 4/25/2046, Series 2006-AR2, Class 1A1Bh	338,987
	J.P. Morgan Alternative Loan Trust
541,264	6.500%, 3/25/2036, Series 2006-S1, Class 1A19	472,422
	J.P. Morgan Mortgage Trust
401,203	3.247%, 8/25/2035, Series 2005-A5, Class 1A2	397,820
420,025	3.186%, 1/25/2037, Series 2006-A7, Class 2A2	376,095
	Merrill Lynch Mortgage Investors Trust
413,702	6.250%, 8/25/2036, Series 2006-AF1, Class AF2A	329,286
	MortgageIT Trust
580,296	1.016%, 12/25/2035, Series 2005-5, Class A1[h]	535,566
656,140	0.956%, 4/25/2036, Series 2006-1, Class 1A2[h]	485,541
	New York Mortgage Trust
158,791	3.112%, 5/25/2036, Series 2006-1, Class 2A3	142,889
	Residential Accredit Loans, Inc. Trust
313,839	5.750%, 9/25/2035, Series 2005-QS13, Class 2A3	280,242
	Residential Funding Mortgage Security I Trust
530,947	6.000%, 7/25/2037, Series 2007-S7, Class A20	489,212
	Structured Adjustable Rate Mortgage Loan Trust
326,761	2.949%, 1/25/2035, Series 2004-19, Class 2A2	266,005
211,149	3.142%, 7/25/2035, Series 2005-15, Class 4A1	180,154
339,420	3.364%, 9/25/2035, Series 2005-18, Class 1A1	277,984
	Structured Asset Mortgage Investments, Inc.
795,465	1.066%, 12/25/2035, Series 2005-AR4, Class A1[h]	581,064
	Vericrest Opportunity Loan Transferee
380,912	3.500%, 7/25/2046, Series 2016-NPL8, Class A1[g,i]	379,585
	WaMu Mortgage Pass Through Certificates
88,561	5.000%, 11/25/2018, Series 2003-S12, Class 3A	89,745
155,840	2.137%, 1/25/2037, Series 2006-AR18, Class 1A1	132,503
276,237	1.307%, 1/25/2047, Series 2006-AR19, Class 1Ah	215,445
	Washington Mutual Mortgage Pass Through Certificates Trust
409,420	1.317%, 2/25/2047, Series 2007-OA3, Class 2Ah	305,181
	Wells Fargo Mortgage Backed Securities Trust
130,903	3.003%, 3/25/2036, Series 2006-AR2, Class 2A1	130,589
458,521	3.037%, 7/25/2036, Series 2006-AR10, Class 2A1	448,630
237,515	3.073%, 10/25/2036, Series 2006-AR14, Class 2A3	221,022
261,884	6.000%, 7/25/2037, Series 2007-8, Class 1A16	258,714
222,467	6.000%, 7/25/2037, Series 2007-10, Class 1A1	219,237

	Total	11,667,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Communications Services (1.4%)
	Altice US Finance I Corporation
$200,000	5.500%, 5/15/2026[g]	$204,000
	AMC Networks, Inc.
300,000	5.000%, 4/1/2024	300,750
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	76,054
	American Tower Corporation
65,000	2.800%, 6/1/2020	64,997
	AT&T, Inc.
86,000	5.875%, 10/1/2019	93,948
65,000	1.928%, 6/30/2020[h]	65,353
60,000	2.800%, 2/17/2021	59,474
	British Sky Broadcasting Group plc
102,000	2.625%, 9/16/2019[g]	102,368
	CCOH Safari, LLC
305,000	5.750%, 2/15/2026[g]	315,675
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	242,075
	Charter Communications Operating, LLC
72,000	3.579%, 7/23/2020	73,406
32,000	4.464%, 7/23/2022	33,407
	Clear Channel Worldwide Holdings, Inc.
290,000	6.500%, 11/15/2022	296,525
	Columbus International, Inc.
205,000	7.375%, 3/30/2021[g]	218,149
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	35,488
35,000	2.250%, 9/1/2021	33,829
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[g]	20,250
	Digicel, Ltd.
257,936	6.000%, 4/15/2021*	233,228
	DISH Network Corporation, Convertible
460,000	3.375%, 8/15/2026[g]	523,537
	Frontier Communications Corporation
275,000	8.875%, 9/15/2020	292,875
	Liberty Interactive, LLC, Convertible
220,000	1.750%, 9/30/2046[g]	236,500
	Neptune Finco Corporation
100,000	10.875%, 10/15/2025[g]	119,000
	Nexstar Escrow Corporation
335,000	5.625%, 8/1/2024[g]	332,487
	Sprint Corporation
290,000	7.625%, 2/15/2025[e]	304,863
	Telefonica Emisiones SAU
78,000	3.192%, 4/27/2018	79,111
	T-Mobile USA, Inc.
250,000	6.633%, 4/28/2021	260,938
	Verizon Communications, Inc.
237,000	2.625%, 2/21/2020	239,121
106,000	4.500%, 9/15/2020	113,349
	Zillow Group, Inc., Convertible
185,000	2.000%, 12/1/2021[g]	189,972

	Total	5,160,729

Consumer Cyclical (1.2%)
	Allison Transmission, Inc.
305,000	5.000%, 10/1/2024[g]	308,050
	BMW US Capital, LLC
80,000	1.500%, 4/11/2019[g]	79,210
	Brookfield Residential Properties, Inc.
200,000	6.125%, 7/1/2022[g]	201,000
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	266,287
	Daimler Finance North America, LLC
55,000	1.875%, 1/11/2018[g]	55,069
	eBay, Inc.
55,000	2.500%, 3/9/2018	55,476
	ERAC USA Finance, LLC
106,000	2.350%, 10/15/2019[g]	105,855
	Ford Motor Credit Company, LLC
130,000	5.000%, 5/15/2018	135,069
87,000	2.597%, 11/4/2019	86,829
	General Motors Financial Company, Inc.
40,000	3.150%, 1/15/2020	40,227
150,000	4.375%, 9/25/2021	155,456
	Home Depot, Inc.
65,000	1.333%, 9/15/2017[h]	65,110
65,000	2.625%, 6/1/2022	65,244
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[g]	284,602
	KB Home
189,000	4.750%, 5/15/2019	192,780
	L Brands, Inc.
273,000	6.625%, 4/1/2021	306,443
	Lennar Corporation
225,000	4.500%, 11/15/2019	233,719
	Live Nation Entertainment, Inc.
335,000	5.375%, 6/15/2022[g]	346,725
	Macy’s Retail Holdings, Inc.
66,000	7.450%, 7/15/2017	68,081
	MGM Resorts International
300,000	6.000%, 3/15/2023	324,000
	Newell Rubbermaid, Inc.
55,000	3.150%, 4/1/2021	55,927
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	60,562
	Toll Brothers Finance Corporation
76,000	4.000%, 12/31/2018	77,995
	Visa, Inc.
65,000	2.200%, 12/14/2020	65,036
	Walgreens Boots Alliance, Inc.
55,000	1.750%, 5/30/2018	55,047
55,000	2.600%, 6/1/2021	54,606
	West Corporation
210,000	5.375%, 7/15/2022[g]	202,912
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[g]	311,481

	Total	4,258,798

Consumer Non-Cyclical (1.1%)
	Abbott Laboratories
90,000	2.350%, 11/22/2019	90,062
	Actavis Funding SCS
40,000	2.208%, 3/12/2020[h]	40,766
	Anheuser-Busch InBev Finance, Inc.
90,000	2.146%, 2/1/2021[h]	91,583
65,000	2.650%, 2/1/2021	65,298
	Anheuser-Busch InBev Worldwide, Inc.
78,000	6.500%, 7/15/2018	83,528
	BAT International Finance plc
65,000	1.473%, 6/15/2018[g,h]	65,012

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Consumer Non-Cyclical (1.1%) - continued
	Baxter International, Inc.
$ 40,000	1.700%, 8/15/2021	$38,445
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	43,927
	Bunge Limited Finance Corporation
65,000	3.500%, 11/24/2020	66,107
	Celgene Corporation
65,000	3.550%, 8/15/2022	66,591
	Cott Beverages, Inc.
200,000	5.375%, 7/1/2022	203,500
	CVS Health Corporation
86,000	2.250%, 12/5/2018	86,737
	EMD Finance, LLC
39,000	1.343%, 3/17/2017[g,h]	39,009
	Envision Healthcare Corporation
295,000	5.125%, 7/1/2022[g]	293,894
	Express Scripts Holding Company
55,000	3.000%, 7/15/2023	53,181
	Forest Laboratories, Inc.
109,000	4.375%, 2/1/2019[g]	113,226
	Gilead Sciences, Inc.
65,000	3.250%, 9/1/2022	66,276
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	HCA, Inc.
227,936	4.750%, 5/1/2023	233,349
115,000	4.500%, 2/15/2027	112,988
	Iconix Brand Group, Inc., Convertible
240,000	1.500%, 3/15/2018	225,600
	Intercept Pharmaceuticals, Inc., Convertible
75,000	3.250%, 7/1/2023	66,844
	JBS USA, LLC
290,000	5.750%, 6/15/2025[g]	293,625
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	34,947
	Mead Johnson Nutrition Company
65,000	3.000%, 11/15/2020	65,763
	Merck & Company, Inc.
40,000	1.257%, 2/10/2020[h]	40,208
	Mylan NV
65,000	3.150%, 6/15/2021[g]	63,734
	Perrigo Finance plc
40,000	3.500%, 12/15/2021	40,283
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	212,000
	Revlon Consumer Products Corporation
227,936	5.750%, 2/15/2021	229,076
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	35,843
	Teva Pharmaceutical Finance Netherlands III BV
65,000	1.700%, 7/19/2019	63,836
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	205,000
	Valeant Pharmaceuticals International
227,936	7.250%, 7/15/2022[g]	186,338
	WM Wrigley Jr. Company
48,000	2.000%, 10/20/2017[g]	48,239

	Total	3,871,815

Energy (1.1%)
	Anadarko Petroleum Corporation
60,000	8.700%, 3/15/2019	68,163
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	202,000
	BP Capital Markets plc
60,000	1.676%, 5/3/2019	59,561
	Buckeye Partners, LP
100,000	2.650%, 11/15/2018	100,638
	Chesapeake Energy Corporation, Convertible
240,000	5.500%, 9/15/2026[g]	259,800
	Chevron Corporation
65,000	1.421%, 11/16/2018[h]	65,261
	Concho Resources, Inc.
277,936	6.500%, 1/15/2022	287,580
75,000	4.375%, 1/15/2025	74,851
	Contura Energy, Inc.
135,000	10.000%, 8/1/2021*	144,113
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	204,000
	Ecopetrol SA
40,000	5.875%, 9/18/2023	42,340
	Enbridge, Inc.
54,000	1.384%, 6/2/2017[e,h]	54,005
	Encana Corporation
22,000	3.900%, 11/15/2021	22,158
	EOG Resources, Inc.
65,000	2.625%, 3/15/2023	62,947
	EQT Corporation
88,000	8.125%, 6/1/2019	98,972
	Exxon Mobil Corporation
80,000	1.708%, 3/1/2019	80,154
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	66,426
	MEG Energy Corporation
273,000	6.375%, 1/30/2023[g]	242,970
	Northern Tier Energy, LLC
215,000	7.125%, 11/15/2020	223,331
	Petrobras Global Finance BV
170,000	8.375%, 5/23/2021	183,175
	Petroleos Mexicanos
45,000	4.607%, 3/11/2022[g,h]	46,406
204,000	6.500%, 3/13/2027[g]	210,426
	Sabine Pass Liquefaction, LLC
300,000	5.625%, 3/1/2025	321,000
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[g]	66,323
	Shell International Finance BV
65,000	1.352%, 5/11/2020[h]	65,042
	Sunoco Logistics Partners Operations, LP
65,000	4.400%, 4/1/2021	68,396
	TransCanada Trust
255,000	5.875%, 8/15/2076	265,200
	Transcontinental Gas Pipe Line Company, LLC
60,000	7.850%, 2/1/2026[g]	75,566
	Weatherford International, Ltd.
100,000	8.250%, 6/15/2023[e]	101,750
	Whiting Petroleum Corporation, Convertible
190,000	1.250%, 4/1/2020	166,725

	Total	3,929,279

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Financials (3.9%)
	Abbey National Treasury Services plc
$100,000	1.407%, 9/29/2017[h]	$99,825
	ACE INA Holdings, Inc.
65,000	2.875%, 11/3/2022	65,459
	Aetna, Inc.
65,000	1.900%, 6/7/2019	64,834
	Air Lease Corporation
100,000	2.125%, 1/15/2018	100,171
32,000	2.625%, 9/4/2018	32,217
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	334,750
	American Express Credit Corporation
65,000	2.009%, 9/14/2020[h]	66,083
	AMG Capital Trust II, Convertible
3,650	5.150%, 10/15/2037	199,267
	Australia and New Zealand Banking Group, Ltd.
200,000	6.750%, 6/15/2026[g,k]	211,142
	BAC Capital Trust XIV
340,000	4.000%, 1/19/2017[h,k]	266,900
	Bank of America Corporation
120,000	5.700%, 5/2/2017	121,634
102,000	1.700%, 8/25/2017	102,133
77,000	8.000%, 1/30/2018[k]	79,117
209,000	2.066%, 3/22/2018[h]	210,407
80,000	5.650%, 5/1/2018	83,809
215,000	6.300%, 3/10/2026[k]	224,675
	Bank of Montreal
55,000	1.500%, 7/18/2019	54,256
	BB&T Corporation
130,000	2.050%, 6/19/2018	130,653
	Bear Stearns Companies, LLC
122,000	6.400%, 10/2/2017	126,379
	Blackstone Mortgage Trust, Inc., Convertible
290,000	5.250%, 12/1/2018	323,350
	BNP Paribas SA
84,000	2.375%, 9/14/2017	84,561
300,000	7.625%, 3/30/2021[g,k]	316,530
	Caisse Centrale Desjardins du Quebec
45,000	1.552%, 1/29/2018[g,h]	44,954
	Centene Escrow Corporation
215,000	5.625%, 2/15/2021	226,051
	Central Fidelity Capital Trust I
310,000	1.880%, 4/15/2027[h]	279,775
	Citigroup, Inc.
144,000	1.850%, 11/24/2017	144,263
40,000	2.361%, 9/1/2023[h]	40,795
	CNA Financial Corporation
75,000	5.750%, 8/15/2021	83,709
	Credit Agricole SA
45,000	1.923%, 6/10/2020[g,h]	45,154
	Credit Suisse Group AG
255,000	7.500%, 12/11/2023[g,k]	266,794
	Discover Bank
28,000	8.700%, 11/18/2019	31,777
	Discover Financial Services
47,000	6.450%, 6/12/2017	47,963
	Fifth Third Bancorp
167,000	5.450%, 1/15/2017	167,229
	Goldman Sachs Group, Inc.
52,000	2.625%, 1/31/2019	52,540
78,000	7.500%, 2/15/2019	86,439
45,000	2.042%, 4/23/2020[h]	45,430
65,000	2.241%, 11/15/2021[h]	65,351
65,000	2.537%, 11/29/2023[h]	67,015
435,000	5.300%, 11/10/2026[k]	417,056
	Goldman Sachs Group, Inc., Convertible
1,600,000	0.500%, 9/24/2022	1,767,264
	Hartford Financial Services Group, Inc.
120,000	6.000%, 1/15/2019	129,085
	HCP, Inc.
88,000	3.750%, 2/1/2019	90,444
	Health Care REIT, Inc.
88,000	4.700%, 9/15/2017	89,887
	Hospitality Properties Trust
60,000	4.250%, 2/15/2021	62,026
	Huntington Bancshares, Inc.
80,000	3.150%, 3/14/2021	81,061
	Hutchison Whampoa Finance CI, Ltd.
99,000	1.625%, 10/31/2017[g]	98,770
	Icahn Enterprises, LP
120,000	6.000%, 8/1/2020	122,550
	ILFC E-Capital Trust II
370,000	4.920%, 12/21/2065[g,h]	325,600
	ING Capital Funding Trust III
68,000	4.438%, 3/31/2017[h,k]	67,660
	International Lease Finance Corporation
250,000	5.875%, 8/15/2022	271,250
	Intesa Sanpaolo SPA
30,000	3.875%, 1/16/2018	30,395
132,000	3.875%, 1/15/2019	134,319
	J.P. Morgan Chase & Company
54,000	7.900%, 4/30/2018[k]	55,917
52,000	6.300%, 4/23/2019	56,800
25,000	2.250%, 1/23/2020	24,926
90,000	2.700%, 5/18/2023	87,957
89,000	2.112%, 10/24/2023[h]	90,777
	KeyCorp
68,000	2.300%, 12/13/2018	68,392
105,000	5.000%, 9/15/2026[k]	96,862
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[g]	38,047
	Lincoln National Corporation
55,000	6.250%, 2/15/2020	60,706
	Lloyds Bank plc
40,000	1.490%, 3/16/2018[h]	40,054
	Macquarie Bank, Ltd.
60,000	2.060%, 1/15/2019[g,h]	60,472
	MetLife, Inc.
100,000	1.903%, 12/15/2017	100,257
	MGIC Investment Corporation, Convertible
120,000	9.000%, 4/1/2063[g]	149,550
35,000	2.000%, 4/1/2020	51,887
	Mizuho Corporate Bank, Ltd.
59,000	1.550%, 10/17/2017[g]	58,945
	Morgan Stanley
106,000	6.625%, 4/1/2018	112,083
45,000	2.026%, 1/27/2020[h]	45,398
75,000	4.875%, 11/1/2022	80,293
70,000	2.282%, 10/24/2023[h]	70,778
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	202,000
	Murray Street Investment Trust I
173,000	4.647%, 3/9/2017	173,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Financials (3.9%) - continued
	National City Corporation
$56,000	6.875%, 5/15/2019	$61,614
	New York Life Global Funding
65,000	1.550%, 11/2/2018[g]	64,801
	Nomura Holdings, Inc.
56,000	2.750%, 3/19/2019	56,509
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[g]	286,888
	Realty Income Corporation
95,000	2.000%, 1/31/2018	95,258
	Regions Bank
43,000	7.500%, 5/15/2018	46,061
	Regions Financial Corporation
55,000	3.200%, 2/8/2021	55,734
	Reinsurance Group of America, Inc.
104,000	5.625%, 3/15/2017	104,844
	Royal Bank of Scotland Group plc
350,000	7.640%, 9/30/2017[e,k]	324,625
320,000	7.648%, 9/30/2031[k]	365,600
	Simon Property Group, LP
65,000	2.500%, 9/1/2020	65,442
90,000	2.500%, 7/15/2021	90,007
	Standard Chartered plc
400,000	6.409%, 1/30/2027[g,k]	306,000
	State Street Capital Trust IV
306,000	1.963%, 6/15/2037[h]	270,428
	State Street Corporation
65,000	1.809%, 8/18/2020[h]	65,869
	Sumitomo Mitsui Banking Corporation
55,000	1.460%, 1/16/2018[h]	55,069
	SunTrust Banks, Inc.
55,000	2.900%, 3/3/2021	55,731
	Synchrony Financial
159,000	1.875%, 8/15/2017	159,124
30,000	2.111%, 2/3/2020[h]	29,661
	Toronto-Dominion Bank
60,000	1.722%, 1/22/2019[h]	60,492
65,000	1.889%, 12/14/2020[h]	65,764
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	66,898
	USB Realty Corporation
340,000	2.027%, 1/15/2022[g,h,k]	299,200
	Voya Financial, Inc.
84,000	2.900%, 2/15/2018	85,030
	Wells Fargo & Company
45,000	1.567%, 1/30/2020[h]	44,978
50,000	2.100%, 7/26/2021	48,608
60,000	2.117%, 10/31/2023[h]	60,741

	Total	13,697,736

Foreign Government (6.6%)
	Brazil Government International Bond
491,000	4.875%, 1/22/2021	505,730
700,000	2.625%, 1/5/2023	623,000
274,000	6.000%, 4/7/2026	283,590
320,000	7.125%, 1/20/2037	333,600
384,000	5.000%, 1/27/2045	311,501
270,000	5.625%, 2/21/2047	236,925
	Colombia Government International Bond
320,000	4.375%, 7/12/2021	335,200
435,000	2.625%, 3/15/2023	409,988
350,000	4.000%, 2/26/2024	353,500
205,000	5.625%, 2/26/2044	211,150
384,000	5.000%, 6/15/2045	364,320
	Croatia Government International Bond
64,000	6.750%, 11/5/2019[g]	69,440
384,000	6.625%, 7/14/2020[g]	417,661
205,000	6.000%, 1/26/2024[e,g]	222,169
	Export-Import Bank of Korea
45,000	2.250%, 1/21/2020	44,734
	Hungary Government International Bond
128,000	6.375%, 3/29/2021	143,329
562,000	5.750%, 11/22/2023	623,118
564,000	5.375%, 3/25/2024	614,760
	Indonesia Government International Bond
435,000	4.875%, 5/5/2021[g]	460,496
320,000	3.375%, 4/15/2023[g]	312,153
432,000	5.875%, 1/15/2024[g]	476,627
264,000	4.125%, 1/15/2025[g]	261,581
280,000	4.750%, 1/8/2026[g]	289,040
420,000	8.500%, 10/12/2035[g]	569,769
640,000	5.125%, 1/15/2045[g]	638,564
	Mexico Government International Bond
64,000	5.750%, 10/12/2110	59,040
192,000	3.625%, 3/15/2022	192,384
446,000	4.000%, 10/2/2023	447,026
490,000	3.600%, 1/30/2025	472,360
420,000	4.125%, 1/21/2026	416,640
128,000	6.750%, 9/27/2034	151,680
178,000	6.050%, 1/11/2040	192,507
478,000	4.750%, 3/8/2044	434,502
288,000	5.550%, 1/21/2045	294,480
238,000	4.600%, 1/23/2046	213,605
200,000	4.350%, 1/15/2047	171,500
	Panama Government International Bond
192,000	4.000%, 9/22/2024	195,360
280,000	3.750%, 3/16/2025	277,900
272,000	6.700%, 1/26/2036	330,072
	Peru Government International Bond
138,000	5.625%, 11/18/2050	156,285
306,000	4.125%, 8/25/2027[e]	317,858
330,000	8.750%, 11/21/2033	481,800
	Philippines Government International Bond
528,000	4.000%, 1/15/2021	561,575
315,000	7.750%, 1/14/2031	442,806
165,000	6.375%, 10/23/2034	214,618
140,000	5.000%, 1/13/2037	157,979
280,000	3.950%, 1/20/2040	275,663
	Romania Government International Bond
276,000	4.375%, 8/22/2023[g]	284,004
130,000	4.875%, 1/22/2024[g]	137,498
66,000	6.125%, 1/22/2044[g]	77,039
	Russia Government International Bond
288,000	3.500%, 1/16/2019[g]	292,694
1,100,000	5.000%, 4/29/2020[g]	1,167,265
408,000	4.875%, 9/16/2023[g]	429,795
385,200	7.500%, 3/31/2030[g]	463,781
507,000	5.625%, 4/4/2042[g]	545,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Foreign Government (6.6%) - continued
	South Africa Government International Bond
$65,000	5.500%, 3/9/2020	$68,822
295,000	5.875%, 5/30/2022	321,190
341,000	4.300%, 10/12/2028	316,278
	Turkey Government International Bond
128,000	7.500%, 11/7/2019	139,200
476,000	7.000%, 6/5/2020	511,092
565,000	5.125%, 3/25/2022	560,706
288,000	6.250%, 9/26/2022	299,102
414,000	5.750%, 3/22/2024	415,196
563,000	4.250%, 4/14/2026	500,448
290,000	4.875%, 10/9/2026	268,307
387,000	6.875%, 3/17/2036	398,076
264,000	4.875%, 4/16/2043	212,652
438,000	6.625%, 2/17/2045[e]	435,525

	Total	23,413,469

Mortgage-Backed Securities (7.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
12,136	5.500%, 12/1/2017	12,280
1,180,000	3.000%, 1/1/2032[c]	1,210,326
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
10,990	9.000%, 11/1/2024	12,255
524	9.000%, 4/1/2025	595
248	8.500%, 9/1/2025	249
3,845	8.000%, 6/1/2027	4,572
725	8.500%, 7/1/2027	764
3,038	8.000%, 10/1/2027	3,463
1,609	8.000%, 8/1/2030	1,974
1,180,000	4.000%, 1/1/2047[c]	1,238,764
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,600,000	2.500%, 1/1/2032[c]	2,602,860
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
925	10.500%, 8/1/2020	957
3,523	9.500%, 4/1/2025	3,539
607	8.500%, 11/1/2025	675
1,129	8.500%, 5/1/2026	1,171
268	8.000%, 8/1/2026	269
734	8.000%, 11/1/2026	843
9,957	8.000%, 9/1/2027	11,312
3,059	8.000%, 12/1/2027	3,091
4,727	8.500%, 4/1/2030	5,881
6,000,000	3.000%, 1/1/2047[c]	5,956,200
7,675,000	3.500%, 1/1/2047[c]	7,861,502
4,475,000	4.000%, 1/1/2047[c]	4,702,330
1,300,000	4.500%, 1/1/2047[c]	1,397,760
	Government National Mortgage Association 30-Yr. Pass Through
1,428	9.500%, 1/15/2025	1,498
605	6.000%, 5/15/2026	686
4,830	8.500%, 6/15/2026	4,907
1,445	8.500%, 7/15/2026	1,611
5,573	8.000%, 9/15/2026	6,258
2,322	7.500%, 10/15/2026	2,525
9	8.500%, 11/15/2026	9
974	9.000%, 12/15/2026	1,158
9,225	7.500%, 4/15/2027	10,201
1,923	8.000%, 6/20/2027	2,308
86	8.000%, 8/15/2027	87
7,032	7.500%, 7/15/2028	7,081
23,223	6.000%, 12/15/2028	26,487
25,357	6.000%, 6/15/2029	29,023
8,818	8.000%, 5/15/2030	8,936

	Total	25,136,407

Technology (0.9%)
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[g]	188,175
	Apple, Inc.
65,000	1.202%, 5/6/2020[h]	64,947
	Automatic Data Processing, Inc.
65,000	2.250%, 9/15/2020	65,288
	Cisco Systems, Inc.
60,000	1.511%, 2/21/2018[h]	60,345
65,000	1.431%, 3/1/2019[h]	65,371
	Diamond 1 Finance Corporation
55,000	3.480%, 6/1/2019[g]	56,130
	Equinix, Inc.
200,000	5.750%, 1/1/2025	209,000
	Fidelity National Information Services, Inc.
109,000	1.450%, 6/5/2017	109,041
65,000	3.625%, 10/15/2020	67,243
	First Data Corporation
200,000	5.375%, 8/15/2023[g]	207,500
	Hewlett Packard Enterprise Company
64,000	3.600%, 10/15/2020	65,060
	Intel Corporation
90,000	1.700%, 5/19/2021	87,815
65,000	3.100%, 7/29/2022	66,768
	Intel Corporation, Convertible
220,000	2.950%, 12/15/2035	297,137
	Iron Mountain, Inc.
122,936	6.000%, 8/15/2023	130,620
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	255,612
195,000	3.000%, 11/15/2043	193,659
	NXP BV
235,000	3.875%, 9/1/2022[g]	237,937
	NXP Semiconductors NV, Convertible
202,000	1.000%, 12/1/2019	229,775
	Oracle Corporation
65,000	2.500%, 5/15/2022	64,480
	Sensata Technologies BV
280,000	4.875%, 10/15/2023[g]	286,300
	Texas Instruments, Inc.
65,000	1.750%, 5/1/2020	64,245
	Tyco Electronics Group SA
130,000	6.550%, 10/1/2017	134,843

	Total	3,207,291

Transportation (0.3%)
	Air Canada Pass Through Trust
23,291	3.875%, 3/15/2023[g]	22,475
	American Airlines Pass Through Trust
44,750	4.950%, 1/15/2023	47,715
	Avis Budget Car Rental, LLC
195,000	5.125%, 6/1/2022[g]	191,100
	Delta Air Lines, Inc.
58,974	4.950%, 5/23/2019	61,805
	ERAC USA Finance, LLC
60,000	2.600%, 12/1/2021[g]	58,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (31.1%)	Value
Transportation (0.3%) - continued
	J.B. Hunt Transport Services, Inc.
$65,000	3.300%, 8/15/2022	$65,189
	Korea Expressway Corporation
93,000	1.625%, 4/28/2017[g]	92,944
	Trinity Industries, Inc., Convertible
137,000	3.875%, 6/1/2036	175,274
	United Airlines Pass Through Trust
65,000	3.700%, 12/1/2022	65,488
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[g]	210,000

	Total	990,979

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
195,000	1.125%, 8/31/2021	188,230
585,000	2.125%, 6/30/2022	586,426
1,450,000	1.625%, 2/15/2026	1,352,764

	Total	2,127,420

Utilities (0.6%)
	Ameren Corporation
65,000	2.700%, 11/15/2020	65,299
	Arizona Public Service Company
40,000	2.200%, 1/15/2020	40,023
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020	96,202
	Calpine Corporation
210,000	5.375%, 1/15/2023	205,275
	DTE Energy Company
96,000	2.400%, 12/1/2019	96,427
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	152,800
	El Paso Corporation
50,000	7.000%, 6/15/2017	51,159
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019[g]	24,948
	Energy Transfer Equity, LP
290,000	5.500%, 6/1/2027	282,750
	Energy Transfer Partners, LP
65,000	4.150%, 10/1/2020	67,263
	Eversource Energy
30,000	1.600%, 1/15/2018	29,929
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	55,706
30,000	2.950%, 1/15/2020	30,342
	Fortis, Inc.
60,000	2.100%, 10/4/2021[g]	57,935
	NextEra Energy Capital Holdings, Inc.
55,000	2.300%, 4/1/2019	55,397
	NiSource Finance Corporation
41,000	6.400%, 3/15/2018	43,174
	NRG Energy, Inc.
227,936	6.625%, 3/15/2023	228,506
	Pacific Gas & Electric Company
65,000	5.625%, 11/30/2017	67,407
	PG&E Corporation
57,000	2.400%, 3/1/2019	57,204
	PPL Capital Funding, Inc.
60,000	3.500%, 12/1/2022	61,294
	PSEG Power, LLC
55,000	3.000%, 6/15/2021	55,121
	Sempra Energy
100,000	6.150%, 6/15/2018	105,927
25,000	2.400%, 3/15/2020	24,950
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,922
	Southern Company
50,000	1.850%, 7/1/2019	49,824
	Tesoro Corporation
150,000	4.750%, 12/15/2023[g]	150,750
	Xcel Energy, Inc.
65,000	1.200%, 6/1/2017	64,937

	Total	2,240,471

	Total Long-Term Fixed Income (cost $111,081,501)	110,692,770

Shares	Registered Investment Companies (2.9%)
Equity Funds/ETFs (1.6%)
13,850	AllianzGI NFJ Dividend Interest &
	Premium Strategy Fund	174,648
15,400	BlackRock Resources &
	Commodities Strategy Trust	127,358
6,800	Guggenheim Multi-Asset Income ETF	137,088
17,440	iShares MSCI EAFE Index Fund	1,006,811
51,140	Materials Select Sector SPDR Fund	2,541,658
33,910	Utilities Select Sector SPDR Fund[e]	1,647,009

	Total	5,634,572

Fixed Income Funds/ETFs (1.3%)
82,771	Aberdeen Asia-Pacific Income Fund, Inc.	383,230
21,125	Doubleline Income Solutions Fund	401,164
13,042	First Trust High Income Long/Short Fund	209,715
697	iShares J.P. Morgan USD Emerging Markets Bond ETF[e]	76,823
18,800	iShares S&P U.S. Preferred Stock Index Fund	699,548
79,271	MFS Intermediate Income Trust	351,963
25,714	Pimco Dynamic Credit And Mortgage Income Fund	519,937
63,832	Templeton Global Income Fund	413,631
10,950	Vanguard Short-Term Corporate Bond ETF	869,102
29,063	Western Asset Emerging Markets Debt Fund, Inc.	427,517
46,185	Western Asset High Income Opportunity Fund, Inc.	230,463

	Total	4,583,093

	Total Registered Investment Companies (cost $10,119,179)	10,217,665

	Preferred Stock (1.2%)
Consumer Staples (0.1%)
1,625	Bunge, Ltd., Convertible, 4.875%[k]	165,929
12,800	CHS, Inc., 7.100%[k]	339,328
426	Henkel AG & Company KGaA, 1.470%	50,711

	Total	555,968

Energy (<0.1%)
2,932	Alpha Natural Resources, Inc., 0.000%[d]	58,640
2,932	ANR Holdings, Inc., 0.000%[d]	15,833

	Total	74,473

Financials (0.8%)
3,174	Agribank FCB, 6.875%[k]	337,436
13,915	Citigroup, Inc., 6.875%[k]	380,575
2,485	Cobank ACB, 6.250%[k]	251,995
8,620	Countrywide Capital V, 7.000%	219,465

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (1.2%)	Value
Financials (0.8%) - continued
13,000	GMAC Capital Trust I, 6.602%[h]	$330,200
13,000	Goldman Sachs Group, Inc., 5.500%[k]	329,940
12,800	Morgan Stanley, 7.125%[k]	360,064
8,640	U.S. Bancorp, 6.500%[k]	244,425
320	Wells Fargo & Company, Convertible, 7.500%[k]	380,800

	Total	2,834,900

Health Care (0.1%)
255	Allergan plc, Convertible, 5.500%	194,119
130	Teva Pharmaceutical Industries, Ltd., Convertible, 7.000%	83,850

	Total	277,969

Real Estate (0.2%)
5,400	American Tower Corporation, Convertible, 5.500%	564,300

	Total	564,300

	Total Preferred Stock (cost $4,175,580)	4,307,610

	Collateral Held for Securities Loaned (1.8%)
6,483,360	Thrivent Cash Management Trust	6,483,360

	Total Collateral Held for Securities Loaned (cost $6,483,360)	6,483,360

Shares or Principal Amount	Short-Term Investments (11.6%)[l]
	Federal Home Loan Bank Discount Notes
300,000	0.344%, 1/6/2017[m]	299,990
100,000	0.340%, 1/20/2017[m]	99,982
400,000	0.360%, 1/25/2017[m]	399,907
200,000	0.365%, 1/27/2017[m]	199,950
4,023,664	Thrivent Core Short-Term Reserve Fund 0.910%	40,236,638

	Total Short-Term Investments (cost $41,236,457)	41,236,467

	Total Investments (cost $374,800,259) 109.3%	$388,343,230

	Other Assets and Liabilities, Net (9.3%)	(32,969,244)

	Total Net Assets 100.0%	$355,373,986

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $22,081,603 or 6.2% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Portfolio as of December 31, 2016 was $3,880,260 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$168,905
Bayview Opportunity Master Fund Trust, 7/28/2034	11/12/2014	168,846
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	293,825
Contura Energy, Inc., 8/1/2021	2/12/2014	213,060
Digicel, Ltd., 4/15/2021	8/19/2013	254,538
Marlette Funding Trust, 1/17/2023	7/20/2016	331,059
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	136,063
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	450,999
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	479,872
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	266,665
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	240,742
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	151,258
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	105,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	$332,543
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	89,740
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	445,984

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2016:

Securities Lending Transactions

Common Stock	$4,144,491
Taxable Debt Security	2,127,966

Total lending	$6,272,457
Gross amount payable upon return of collateral for securities loaned	$6,483,360

Net amounts due to counterparty	$210,903

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.2%)[a]	Value
Basic Materials (0.8%)
	Arch Coal, Inc., Term Loan
$135,124	10.000%, 10/5/2021	$136,870
	Chemours Company, Term Loan
655,166	3.770%, 5/12/2022	650,665
	Fortescue Metals Group, Ltd., Term Loan
915,411	3.750%, 6/30/2019	917,242
	Ineos US Finance, LLC, Term Loan
1,523,470	3.750%, 12/15/2020	1,529,823
	Tronox Pigments BV, Term Loan
1,219,824	4.500%, 3/19/2020	1,223,886

	Total	4,458,486

Capital Goods (0.7%)
	Accudyne Industries, LLC, Term Loan
479,383	4.000%, 12/13/2019	452,504
	Advanced Disposal Services, Inc., Term Loan
600,058	3.500%, 11/10/2023	604,936
	Berry Plastics Group, Inc., Term Loan
577,500	3.500%, 2/8/2020	581,439
	Cortes NP Acquisition Corporation, Term Loan
1,885,000	6.000%, 11/30/2023	1,908,563
	Reynolds Group, Inc., Term Loan
448,875	4.250%, 2/5/2023	454,383

	Total	4,001,825

Communications Services (3.4%)
	Altice US Finance I Corporation, Term Loan
275,000	3.882%, 1/15/2025	277,750
	Atlantic Broadband Penn, LLC, Term Loan
103,508	3.250%, 11/30/2019	103,766
	Beasley Broadcast Group, Inc., Term Loan
535,000	7.000%, 11/1/2023	535,000
	Birch Communication Inc., Term Loan
644,752	8.250%, 7/17/2020	567,382
	Block Communications, Inc., Term Loan
810,787	4.248%, 11/7/2021	817,882
	CBS Radio, Inc., Term Loan
344,151	4.500%, 10/17/2023	347,162
	Charter Communications Operating, LLC, Term Loan
58,485	3.020%, 7/1/2020	58,729
	Cincinnati Bell, Inc., Term Loan
402,775	4.000%, 9/10/2020	403,709
	CommScope, Inc., Term Loan
869,000	3.270%, 12/29/2022	876,387
	CSC Holdings, LLC, Term Loan
575,658	3.876%, 10/11/2024	581,294
	FairPoint Communications, Inc., Term Loan
893,825	7.500%, 2/14/2019	901,369
	Grande Communications Networks, LLC, Term Loan
772,029	4.500%, 5/29/2020	776,661
	Gray Television, Inc., Term Loan
431,796	3.938%, 6/13/2021	437,733
	Hargray Communications Group, Inc., Term Loan
954,607	4.750%, 6/26/2019	964,946
	Integra Telecom Holdings, Inc., Term Loan
526,432	5.250%, 8/14/2020	527,353
	Intelsat Jackson Holdings SA, Term Loan
331,029	3.750%, 6/30/2019	319,615
	Level 3 Communications, Inc., Term Loan
800,000	4.000%, 1/15/2020	810,400
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	4.500%, 1/7/2022	719,113
	LTS Buyer, LLC, Term Loan
1,155,931	4.248%, 4/13/2020	1,161,352
	NEP/NCP Holdco, Inc., Term Loan
1,496,545	4.250%, 1/22/2020	1,500,286
	Nexstar Broadcasting, Inc., Term Loan
330,000	0.000%, 9/26/2023[b,c]	332,577
	Numericable US, LLC, Term Loan
453,411	5.137%, 1/15/2024	458,757
	SBA Senior Finance II, LLC, Term Loan
463,125	3.270%, 3/24/2021	465,153
88,650	3.270%, 6/10/2022	88,933
	TNS, Inc., Term Loan
361,566	5.000%, 2/14/2020	364,618
	Univision Communications, Inc., Term Loan
875,323	4.000%, 3/1/2020	879,700
	Virgin Media Bristol, LLC, Term Loan
905,000	3.486%, 1/31/2025	908,511
	WideOpenWest Finance, LLC, Term Loan
1,047,375	4.500%, 8/18/2023	1,057,660
	XO Communications, LLC, Term Loan
632,125	4.250%, 3/20/2021	633,705
	Yankee Cable Acquisition, LLC, Term Loan
530,072	4.250%, 3/1/2020	530,295
	Zayo Group, LLC, Term Loan
658,389	3.750%, 5/6/2021	665,065

	Total	19,072,863

Consumer Cyclical (2.0%)
	Amaya BV, Term Loan
1,315,044	5.000%, 8/1/2021	1,319,068
	Burlington Coat Factory Warehouse Corporation, Term Loan
506,238	3.510%, 8/13/2021	509,219
	Cengage Learning Acquisitions, Term Loan
1,184,050	5.250%, 6/7/2023	1,150,198
	Ceridian HCM Holding, Inc., Term Loan
282,821	4.500%, 9/15/2020	280,581
	Charter Communications Operating, LLC, Term Loan
579,000	3.020%, 1/3/2021	581,252
	Dollar Tree, Inc., Term Loan
208,068	3.250%, 7/6/2022	209,760
	Four Seasons Holdings, Inc., Term Loan
710,000	3.750%, 11/30/2023	717,396
	Golden Nugget, Inc., Term Loan
140,175	4.500%, 11/21/2019	141,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.2%)[a]	Value
Consumer Cyclical (2.0%) - continued
	Golden Nugget, Inc., Term Loan Delayed Draw
$60,075	4.500%, 11/21/2019	$60,676
	IMG Worldwide, Inc., Term Loan
1,055,103	5.250%, 5/6/2021	1,065,000
400,000	8.250%, 5/6/2022	405,000
	Michaels Stores, Inc., Term Loan
552,915	3.750%, 1/30/2023	558,964
	Mohegan Tribal Gaming Authority, Term Loan
997,500	5.500%, 10/13/2023	1,004,363
	Scientific Games International, Inc., Term Loan
582,000	6.000%, 10/18/2020	589,397
1,683,342	6.000%, 10/1/2021	1,703,340
	Seminole Hard Rock Entertainment, Inc., Term Loan
307,551	3.520%, 5/14/2020	309,089
	Seminole Indian Tribe of Florida, Term Loan
442,500	3.248%, 4/29/2020	443,606

	Total	11,048,486

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
686,550	5.000%, 4/28/2022	696,423
	Albertson’s, LLC, Term Loan
533,100	0.000%, 12/21/2022[b,c]	539,764
966,900	0.000%, 6/22/2023[b,c]	978,580
	CHS/Community Health Systems, Inc., Term Loan
150,127	3.750%, 12/31/2019	145,342
1,312,933	4.000%, 1/27/2021	1,269,173
	Endo Luxembourg Finance I Company SARL, Term Loan
594,000	3.813%, 9/26/2022	596,548
	Hanesbrands, Inc., Term Loan
382,350	3.270%, 4/29/2022	384,858
	JBS USA, LLC, Term Loan
143,550	4.000%, 10/30/2022	144,746
	Libbey Glass, Inc., Term Loan
285,835	3.750%, 4/9/2021	288,517
	LTF Merger Sub, Inc., Term Loan
743,675	4.250%, 6/10/2022	747,743
	Mallinckrodt International Finance SA, Term Loan
331,608	3.748%, 3/19/2021	332,317
	McGraw-Hill Global Education Holdings, LLC, Term Loan
995,000	5.000%, 5/4/2022	995,159
	MultiPlan, Inc., Term Loan
1,438,329	5.000%, 6/7/2023	1,462,219
	Ortho-Clinical Diagnostics, Inc., Term Loan
993,565	4.750%, 6/30/2021	983,987
	PetSmart, Inc., Term Loan
453,848	4.000%, 3/11/2022	454,983
	Sterigenics-Nordion Holdings, LLC, Term Loan
424,625	4.250%, 5/16/2022	425,954
	Valeant Pharmaceuticals International, Inc., Term Loan
2,876,882	5.500%, 4/1/2022[b,c]	2,877,429

	Total	13,323,742

Energy (0.5%)
	Energy Solutions, LLC, Term Loan
336,104	6.750%, 5/29/2020	338,205
	Exgen Renewables I, LLC, Term Loan
342,948	5.250%, 2/8/2021	345,092
	Houston Fuel Oil Terminal, LLC, Term Loan
496,193	4.250%, 8/19/2021	492,471
	McJunkin Red Man Corporation, Term Loan
236,887	5.000%, 11/8/2019	237,776
	MEG Energy Corporation, Term Loan
579,014	3.750%, 3/31/2020	561,643
	Pacific Drilling SA, Term Loan
579,000	4.500%, 6/3/2018	203,229
	Targa Resources Partners, LP, Term Loan
364,651	5.750%, 2/27/2022	366,474
	Western Refining, Inc., Term Loan
296,939	5.250%, 11/12/2020	298,239
149,000	5.500%, 6/23/2023	149,745

	Total	2,992,874

Financials (0.9%)
	Delos Finance Sarl, Term Loan
630,000	3.748%, 3/6/2021	634,051
	DJO Finance, LLC, Term Loan
296,250	4.250%, 6/7/2020	283,938
	Harland Clarke Holdings Corporation, Term Loan
290,961	7.000%, 5/22/2018	291,051
707,750	7.000%, 12/31/2019	710,404
	MoneyGram International, Inc., Term Loan
830,679	4.250%, 3/27/2020	819,606
	Sable International Finance, Ltd., Term Loan
1,035,000	5.748%, 1/3/2023[b,c]	1,047,296
	TransUnion, LLC, Term Loan
632,132	3.520%, 4/9/2021	637,214
	WaveDivision Holdings, LLC, Term Loan
823,453	4.000%, 10/15/2019	827,776

	Total	5,251,336

Technology (1.9%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
1,235,007	3.704%, 2/1/2023	1,251,988
	First Data Corporation, Term Loan
1,798,310	3.756%, 3/24/2021	1,818,541
526,227	3.756%, 7/8/2022	531,600
	Micron Technologies, Inc., Term Loan
532,724	4.520%, 4/26/2022	540,315
	NXP BV, Term Loan
566,469	3.270%, 12/7/2020	569,018
	ON Semiconductor Corporation, Term Loan
1,695,750	4.020%, 3/31/2023	1,716,336
	Rackspace Hosting, LLC, Term Loan
885,000	4.500%, 12/20/2023[b,c]	895,691
	RP Crown Parent, LLC, Term Loan
760,000	4.500%, 10/12/2023	767,410
	SS&C European Holdings SARL, Term Loan
308,651	4.001%, 7/8/2022	312,704
31,497	4.002%, 7/8/2022	31,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.2%)[a]	Value
Technology (1.9%) - continued
	Western Digital Corporation, Term Loan
$1,432,800	4.520%, 4/29/2023	$1,454,736
	Xerox Business Services, LLC, Term Loan
865,000	6.250%, 12/7/2023[b,c]	874,731

	Total	10,764,981

Transportation (0.3%)
	OSG Bulk Ships, Inc., Term Loan
557,652	5.250%, 8/5/2019	543,014
	XPO Logistics, Inc., Term Loan
1,077,640	4.250%, 11/1/2021	1,090,776

	Total	1,633,790

Utilities (0.3%)
	Calpine Corporation, Term Loan
650,000	0.000%, 1/15/2024[b,c]	652,438
	Intergen NV, Term Loan
450,002	5.500%, 6/12/2020	435,751
	Talen Energy Supply, LLC, Term Loan
407,145	6.000%, 12/6/2023	412,234

	Total	1,500,423

	Total Bank Loans (cost $73,615,259)	74,048,806

	Long-Term Fixed Income (47.7%)
Asset-Backed Securities (3.6%)
	Asset Backed Securities Corporation Home Equity Loan Trust
	0.896%, 7/25/2036, Series
564,402	2006-HE5, Class A4[d]	520,155
	0.916%, 11/25/2036, Series
576,127	2006-HE6, Class A4[d]	528,409
	Bayview Opportunity Master Fund Trust
	3.623%, 4/28/2030, Series
262,113	2015-3, Class A1[e]	262,675
	3.228%, 7/28/2034, Series
376,154	2014-18NP, Class A*,f	376,693
	3.721%, 7/28/2035, Series
812,615	2015-NPLA, Class Ae,f	812,429
	Citi Held For Asset Issuance
	4.480%, 8/15/2022, Series
1,092,065	2016-MF1, Class A*	1,105,132
	Credit-Based Asset Servicing & Securitization, LLC
	1.176%, 12/25/2035, Series
1,495,500	2005-CB8, Class M1[d]	862,321
	GSAA Home Equity Trust
	1.026%, 7/25/2037, Series
1,293,993	2007-7, Class A4[d]	1,169,958
	J.P. Morgan Mortgage Acquisition Trust
	4.480%, 3/25/2047, Series
1,369,262	2007-HE1, Class AF4[f]	1,014,996
	Lehman XS Trust
	5.440%, 8/25/2035, Series
1,094,601	2005-2, Class 2A3Bf	958,921
	Marlette Funding Trust
	3.060%, 1/17/2023, Series
1,287,836	2016-1A, Class A*	1,287,521
	Merrill Lynch Mortgage Investors Trust
	2.830%, 6/25/2035, Series
982,211	2005-A5, Class M1	657,317
	Murray Hill Marketplace Trust
	4.190%, 11/25/2022, Series
408,199	2016-LC1, Class A*	410,156
	NCF Dealer Floorplan Master Trust
	3.812%, 3/21/2022, Series
750,000	2016-1A, Class A*,d	744,605
	NRZ Advance Receivables Trust Advance Receivables Backed
	2.751%, 6/15/2049, Series
1,300,000	2016-T1, Class AT1*	1,295,125
	Preston Ridge Partners Mortgage Trust, LLC
	4.000%, 9/27/2021, Series
872,720	2016-1A, Class A1*,f	869,341
	Pretium Mortgage Credit Partners I, LLC
	4.000%, 7/27/2031, Series
962,969	2016-NPL4, Class A*,f	962,574
	Renaissance Home Equity Loan Trust
	5.746%, 5/25/2036, Series
330,418	2006-1, Class AF6[f]	216,810
	5.797%, 8/25/2036, Series
891,948	2006-2, Class AF3[f]	537,829
	SoFi Consumer Loan Program, LLC
	3.050%, 12/26/2025, Series
1,280,016	2016-3, Class Ae	1,275,317
	Sunset Mortgage Loan Company, LLC
	4.459%, 9/18/2045, Series
635,680	2015-NPL1, Class A*,f	632,975
	3.844%, 7/16/2047, Series
453,773	2016-NPL1, Class A*,f	455,318
	US Residential Opportunity Fund Trust
	3.475%, 7/27/2036, Series
1,092,642	2016-1III, Class A*,f	1,088,008
	Vericrest Opportunity Loan Transferee
	3.375%, 10/25/2058, Series
841,672	2015-NPL3, Class A1*,f	840,493
	3.500%, 6/26/2045, Series
633,390	2015-NPL8, Class A1[e,f]	634,586
	3.625%, 7/25/2045, Series
525,118	2015-NP10, Class A1[e,f]	525,758
	3.500%, 2/25/2055, Series
209,852	2015-NPL4, Class A1*,f	210,013

	Total	20,255,435

Basic Materials (0.8%)
	Alcoa Nederland Holding BV
325,000	6.750%, 9/30/2024[e]	352,625
	ArcelorMittal SA
730,000	6.500%, 3/1/2021	799,350
	Dow Chemical Company
64,000	8.550%, 5/15/2019	73,321
	First Quantum Minerals, Ltd.
322,000	6.750%, 2/15/2020[e]	321,195
322,000	7.000%, 2/15/2021[e]	320,261
	Glencore Funding, LLC
60,000	1.940%, 4/16/2018[d,e]	59,322
	INEOS Group Holdings SA
400,000	5.875%, 2/15/2019[e]	409,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Basic Materials (0.8%) - continued
	LyondellBasell Industries NV
$64,000	5.000%, 4/15/2019	$67,567
	Newmont Mining Corporation, Convertible
670,000	1.625%, 7/15/2017	682,981
	Royal Gold, Inc., Convertible
280,000	2.875%, 6/15/2019	295,750
	RPM International, Inc., Convertible
560,000	2.250%, 12/15/2020	670,250
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026[e]	642,581

	Total	4,694,203

Capital Goods (1.6%)
	AECOM
945,000	5.875%, 10/15/2024	1,008,891
	Building Materials Corporation of America
785,000	6.000%, 10/15/2025[e]	826,213
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[e]	780,813
	CNH Industrial Capital, LLC
965,000	4.375%, 11/6/2020	990,331
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	744,600
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	459,200
	General Electric Company
120,000	5.000%, 1/21/2021[g]	124,524
	Ingersoll-Rand Luxembourg Finance SA
190,000	2.625%, 5/1/2020	190,295
	L3 Technologies, Inc.
280,000	4.950%, 2/15/2021	298,913
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	70,537
	Owens-Brockway Glass Container, Inc.
980,000	5.000%, 1/15/2022[e]	1,002,050
	Reynolds Group Issuer, Inc.
1,125,000	5.125%, 7/15/2023[e]	1,143,281
	Roper Technologies, Inc.
270,000	2.800%, 12/15/2021	269,597
	Standard Industries, Inc.
185,000	5.500%, 2/15/2023[e]	191,494
	Textron, Inc.
137,000	7.250%, 10/1/2019	153,907
	United Rentals North America, Inc.
780,000	5.500%, 7/15/2025	795,600

	Total	9,050,246

Collateralized Mortgage Obligations (10.8%)
	Adjustable Rate Mortgage Trust
	2.860%, 11/25/2035, Series
889,034	2005-9, Class 1A4	775,739
	Alternative Loan Trust
	5.500%, 5/25/2035, Series
321,793	2005-J3, Class 2A13	320,874
	6.000%, 6/25/2036, Series
834,650	2006-24CB, Class A9	727,374
	American Home Mortgage Assets Trust
	0.946%, 12/25/2046, Series
1,389,575	2006-6, Class A1Ad	982,562
	0.946%, 6/25/2047, Series
1,356,432	2007-5, Class A1[d]	984,848
	American Home Mortgage Investment Trust
	6.750%, 12/25/2036, Series
1,376,043	2006-3, Class 3A2	595,088
	Angel Oak Mortgage Trust
	4.500%, 11/25/2045, Series
519,069	2015-1, Class A*,f	522,074
	Banc of America Alternative Loan Trust
	1.256%, 4/25/2035, Series
323,558	2005-3, Class 1CB1[d]	249,520
	6.000%, 11/25/2035, Series
874,233	2005-10, Class 3CB1	771,271
	Banc of America Funding Corporation
	3.388%, 5/20/2036, Series
257,925	2006-D, Class 6A1	224,978
	Bayview Opportunity Master Fund Trust
	3.475%, 7/28/2031, Series
754,597	2016-RPL3, Class A1[e]	750,079
	BCAP, LLC Trust
	0.936%, 3/25/2037, Series
1,086,663	2007-AA1, Class 2A1[d]	1,008,430
	Bear Stearns Adjustable Rate Mortgage Trust
	2.830%, 10/25/2035, Series
173,578	2005-9, Class A1[d]	167,122
	3.177%, 2/25/2036, Series
213,826	2005-12, Class 11A1	180,532
	Bear Stearns ALT-A Trust
	5.212%, 7/25/2035, Series
1,043,427	2005-5, Class 25A1	828,793
	Citicorp Mortgage Securities Trust
	6.000%, 5/25/2037, Series
301,387	2007-4, Class 1A5	299,909
	Citigroup Mortgage Loan Trust, Inc.
	5.500%, 11/25/2035, Series
289,821	2005-9, Class 21A2	280,035
	3.037%, 3/25/2037, Series
599,546	2007-AR4, Class 2A1A	510,325
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Series
402,837	2007-A4, Class 1A5	345,142
	COLT Mortgage Loan Trust
	2.750%, 9/25/2046, Series
1,022,499	2016-2, Class A1*	1,027,861
	Countrywide Alternative Loan Trust
	1.156%, 2/25/2035, Series
185,007	2005-J1, Class 5A1[d]	171,760
	2.508%, 10/25/2035, Series
625,147	2005-43, Class 1A1	527,162
	3.036%, 10/25/2035, Series
446,358	2005-43, Class 4A1	361,852
	5.500%, 2/25/2036, Series
316,292	2005-85CB, Class 2A2	293,499
	6.000%, 4/25/2036, Series
174,512	2006-4CB, Class 1A1	140,122
	6.500%, 8/25/2036, Series
459,188	2006-23CB, Class 2A3	309,708
	6.000%, 1/25/2037, Series
148,425	2006-39CB, Class 1A16	141,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Collateralized Mortgage Obligations (10.8%) - continued
	5.500%, 5/25/2037, Series
$654,141	2007-8CB, Class A1	$559,817
	Countrywide Home Loan Mortgage Pass Through Trust
	3.155%, 11/25/2035, Series
903,504	2005-22, Class 2A1	740,842
	3.147%, 2/20/2036, Series
364,570	2005-HY10, Class 5A1	299,588
	CSMC Mortgage-Backed Trust
	5.500%, 3/25/2037, Series
827,650	2007-2, Class 3A4	744,641
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
	0.956%, 11/25/2035, Series
253,018	2005-5, Class 2A1[d]	140,106
	5.500%, 11/25/2035, Series
522,951	2005-5, Class 1A4	525,146
	1.337%, 4/25/2047, Series
737,725	2007-OA2, Class A1[d]	624,875
	0.976%, 8/25/2047, Series
1,162,960	2007-OA5, Class A1Bd	954,479
	Federal Home Loan Mortgage Corporation
	2.500%, 12/15/2022,
4,710,563	Series-4155, Class AIh	258,349
	2.500%, 5/15/2027,
1,598,496	Series-4106, Class HIh	119,553
	2.500%, 2/15/2028,
1,834,683	Series-4162, Class AIh	156,352
	2.500%, 3/15/2028,
5,815,657	Series-4177, Class EIh	523,142
	3.000%, 4/15/2028,
2,994,409	Series-4193, Class AIh	279,719
	3.000%, 2/15/2033,
2,659,835	Series-4170, Class IGh	318,432
	Federal National Mortgage Association
	2.500%, 2/25/2028, Series
2,502,907	2013-46, Class CIh	221,111
	3.000%, 4/25/2028, Series
2,088,752	2013-30, Class DIh	203,402
	3.500%, 1/25/2033, Series
2,401,764	2012-150, Class YIh	323,814
	First Horizon Alternative Mortgage Securities Trust
	2.728%, 3/25/2035, Series
679,540	2005-AA2, Class 1A1	597,251
	3.083%, 7/25/2035, Series
737,835	2005-AA5, Class 2A1	664,864
	6.000%, 8/25/2036, Series
734,448	2006-FA4, Class 1A4[d]	607,722
	First Horizon Mortgage Pass-Through Trust
	2.987%, 8/25/2037, Series
721,211	2007-AR2, Class 1A2	572,290
	GMAC Mortgage Corporation Loan Trust
	3.384%, 5/25/2035, Series
1,245,784	2005-AR2, Class 4A	1,149,465
	Government National Mortgage Association
	4.000%, 1/16/2027, Series
2,273,984	2012-3, Class IOh	223,990
	Greenpoint Mortgage Funding Trust
	0.792%, 10/25/2045, Series
589,730	2005-AR4, Class G41Bd	461,051
	HarborView Mortgage Loan Trust
	3.108%, 7/19/2035, Series
1,235,813	2005-4, Class 3A1	1,082,208
	IndyMac IMJA Mortgage Loan Trust
	6.250%, 11/25/2037, Series
648,682	2007-A3, Class A1	516,597
	IndyMac INDX Mortgage Loan Trust
	3.030%, 10/25/2035, Series
916,613	2005-AR19, Class A1	746,831
	1.396%, 7/25/2045, Series
812,727	2005-16IP, Class A1[d]	679,858
	J.P. Morgan Alternative Loan Trust
	6.500%, 3/25/2036, Series
881,056	2006-S1, Class 1A19	768,997
	J.P. Morgan Mortgage Trust
	6.500%, 1/25/2035, Series
175,387	2005-S1, Class 1A2	165,130
	3.247%, 8/25/2035, Series
666,799	2005-A5, Class 1A2	661,176
	3.066%, 2/25/2036, Series
1,046,827	2006-A1, Class 2A2	922,738
	3.110%, 10/25/2036, Series
975,452	2006-A6, Class 1A2	884,452
	1.136%, 1/25/2037, Series
643,501	2006-S4, Class A8[d]	340,619
	3.186%, 1/25/2037, Series
511,030	2006-A7, Class 2A2	457,582
	6.250%, 8/25/2037, Series
363,377	2007-S3, Class 1A10	269,238
	Lehman Mortgage Trust
	1.506%, 12/25/2035, Series
385,462	2005-2, Class 3A1[d]	272,715
	Master Asset Securitization Trust
	1.256%, 6/25/2036, Series
473,845	2006-2, Class 2A2[d]	246,420
	MASTR Alternative Loans Trust
	6.500%, 7/25/2034, Series
183,994	2004-6, Class 6A1	184,521
	1.206%, 12/25/2035, Series
383,444	2005-6, Class 2A1[d]	174,206
	Merrill Lynch Alternative Note Asset Trust
	6.000%, 3/25/2037, Series
536,185	2007-F1, Class 2A1	417,851
	Morgan Stanley Mortgage Loan Trust
	3.179%, 11/25/2035, Series
415,268	2005-6AR, Class 5A1	299,401
	MortgageIT Trust
	1.016%, 12/25/2035, Series
726,066	2005-5, Class A1[d]	670,100
	New Century Alternative Mortgage Loan Trust
	6.167%, 7/25/2036, Series
948,279	2006-ALT1, Class AF6[f]	552,184
	Pretium Mortgage Credit Partners, LLC
	4.375%, 11/27/2030, Series
1,041,644	2015-NPL4, Class A1*,f	1,050,078
	Residential Accredit Loans, Inc. Trust
	4.013%, 9/25/2035, Series
1,366,589	2005-QA10, Class A31	1,149,134

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Collateralized Mortgage Obligations (10.8%) - continued
	5.750%, 9/25/2035, Series
$543,184	2005-QS13, Class 2A3	$485,034
	6.000%, 4/25/2036, Series
803,433	2006-QS4, Class A2	689,809
	6.000%, 1/25/2037, Series
667,632	2007-QS1, Class 1A1	592,012
	5.750%, 4/25/2037, Series
1,145,394	2007-QS6, Class A28	953,367
	6.250%, 4/25/2037, Series
701,866	2007-QS6, Class A6	602,071
	6.000%, 6/25/2037, Series
285,837	2007-QS8, Class A10	235,563
	0.946%, 7/25/2037, Series
1,197,894	2007-QH6, Class A1[d]	1,024,643
	Residential Asset Securitization Trust
	6.240%, 8/25/2022, Series
767,004	2007-A8, Class 3A1	656,742
	5.500%, 4/25/2035, Series
421,549	2005-A1, Class A3	421,089
	1.136%, 8/25/2037, Series
770,549	2007-A8, Class 2A3[d]	200,926
	Residential Funding Mortgage Security I Trust
	5.978%, 12/25/2032, Series
648,429	2003-S12, Class M1	688,059
	5.750%, 2/25/2036, Series
633,764	2006-S2, Class A1	589,389
	6.000%, 7/25/2037, Series
828,940	2007-S7, Class A20	763,782
	Sequoia Mortgage Trust
	3.280%, 9/20/2046, Series
1,571,901	2007-1, Class 4A1	1,274,796
	Structured Adjustable Rate Mortgage Loan Trust
	3.322%, 12/25/2034, Series
216,684	2004-18, Class 5A	210,909
	3.142%, 7/25/2035, Series
582,481	2005-15, Class 4A1	496,977
	3.364%, 9/25/2035, Series
320,327	2005-18, Class 1A1	262,348
	Structured Asset Mortgage Investments, Inc.
	1.066%, 12/25/2035, Series
1,343,357	2005-AR4, Class A1[d]	981,283
	0.966%, 5/25/2046, Series
709,389	2006-AR5, Class 2A1[d]	531,865
	Suntrust Alternative Loan Trust
	5.750%, 12/25/2035, Series
666,083	2005-1F, Class 2A5	630,929
	Vericrest Opportunity Loan Transferee
	3.500%, 7/25/2046, Series
1,085,600	2016-NPL8, Class A1[e,f]	1,081,817
	WaMu Mortgage Pass Through Certificates
	2.752%, 8/25/2036, Series
967,899	2006-AR8, Class 3A2	881,706
	2.617%, 11/25/2036, Series
550,771	2006-AR14, Class 1A1	488,333
	2.137%, 1/25/2037, Series
1,111,024	2006-AR18, Class 1A1	944,650
	2.804%, 8/25/2046, Series
100,149	2006-AR8, Class 1A1	87,076
	1.487%, 9/25/2046, Series
483,684	2006-AR11, Class 3A1Ad	370,539
	1.527%, 9/25/2046, Series
1,411,944	2006-AR11, Class 1Ad	1,160,374
	1.361%, 12/25/2046, Series
1,311,505	2006-AR17, Class 1Ad	1,016,882
	1.848%, 3/25/2047, Series
529,818	2007-OA2, Class 2Ad	424,498
	Washington Mutual Mortgage Pass Through Certificates
	1.356%, 6/25/2035, Series
422,053	2005-4, Class 5A5[d]	322,154
	6.000%, 11/25/2035, Series
668,145	2005-10, Class 2A9	630,002
	7.000%, 4/25/2037, Series
954,914	2007-2, Class 1A1	538,171
	Washington Mutual Mortgage Pass Through Certificates Trust
	7.000%, 2/25/2036, Series
929,836	2006-1, Class 2CB1	691,846
	1.317%, 2/25/2047, Series
969,203	2007-OA3, Class 2Ad	722,443
	Wells Fargo Mortgage Backed Securities Trust
	3.037%, 7/25/2036, Series
1,008,747	2006-AR10, Class 2A1	986,985
	6.000%, 7/25/2037, Series
314,261	2007-8, Class 1A16	310,457
	6.000%, 11/25/2037, Series
437,569	2007-15, Class A1	433,333

	Total	60,663,277

Commercial Mortgage-Backed Securities (0.3%)
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	664,275
	Morgan Stanley Capital, Inc.
995,763	5.406%, 3/15/2044	994,893

	Total	1,659,168

Communications Services (3.3%)
	Altice US Finance I Corporation
725,000	5.500%, 5/15/2026[e]	739,500
	AMC Networks, Inc.
1,080,000	5.000%, 4/1/2024	1,082,700
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,997
98,000	3.450%, 9/15/2021	99,176
	AT&T, Inc.
104,000	5.875%, 10/1/2019	113,612
65,000	1.928%, 6/30/2020[d]	65,353
380,000	2.800%, 2/17/2021	376,670
	CCO Holdings, LLC
1,000,000	5.875%, 4/1/2024[e]	1,067,500
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	421,000
	Charter Communications Operating, LLC
245,000	3.579%, 7/23/2020	249,784
35,000	4.464%, 7/23/2022	36,539
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,094,075
	Columbus International, Inc.
750,000	7.375%, 3/30/2021[e]	798,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Communications Services (3.3%) - continued
	Comcast Corporation
$185,000	1.625%, 1/15/2022	$177,010
	Crown Castle International Corporation
140,000	3.400%, 2/15/2021	141,951
210,000	2.250%, 9/1/2021	202,974
800,000	5.250%, 1/15/2023	861,000
	CSC Holdings, LLC
80,000	5.500%, 4/15/2027[e]	81,000
	Digicel, Ltd.
760,000	6.000%, 4/15/2021*	687,200
	DISH Network Corporation, Convertible
700,000	3.375%, 8/15/2026[e]	796,687
	Frontier Communications Corporation
970,000	8.875%, 9/15/2020	1,033,050
	Hughes Satellite Systems Corporation
513,000	6.500%, 6/15/2019	557,888
	Level 3 Communications, Inc.
475,000	5.375%, 1/15/2024	479,750
	Level 3 Escrow II, Inc.
400,000	5.375%, 8/15/2022	413,000
	Liberty Interactive, LLC, Convertible
630,000	1.750%, 9/30/2046[e]	677,250
	Neptune Finco Corporation
610,000	10.875%, 10/15/2025[e]	725,900
	Nexstar Escrow Corporation
1,210,000	5.625%, 8/1/2024[e]	1,200,925
	Orange SA
185,000	1.625%, 11/3/2019	182,148
	Quebecor Media, Inc.
635,000	5.750%, 1/15/2023	658,812
	SBA Tower Trust
200,000	3.598%, 4/15/2043[e]	200,738
	SFR Group SA
770,000	6.000%, 5/15/2022[e]	790,212
	Sprint Corporation
760,000	7.625%, 2/15/2025	798,950
	Telefonica Emisiones SAU
126,000	3.192%, 4/27/2018	127,794
	T-Mobile USA, Inc.
770,000	6.125%, 1/15/2022	812,350
	Verizon Communications, Inc.
190,000	1.375%, 8/15/2019	186,958
66,000	2.625%, 2/21/2020	66,591
98,000	4.500%, 9/15/2020	104,795
	Zillow Group, Inc., Convertible
330,000	2.000%, 12/1/2021[e]	338,869

	Total	18,507,813

Consumer Cyclical (2.5%)
	Allison Transmission, Inc.
1,115,000	5.000%, 10/1/2024[e]	1,126,150
	Argos Merger Sub, Inc.
960,000	7.125%, 3/15/2023[e]	979,200
	BMW US Capital, LLC
145,000	1.500%, 4/11/2019[e]	143,567
	Brookfield Residential Properties, Inc.
730,000	6.125%, 7/1/2022[e]	733,650
	eBay, Inc.
95,000	2.500%, 3/9/2018	95,822
	Ford Motor Credit Company, LLC
130,000	5.000%, 5/15/2018	135,069
210,000	1.897%, 8/12/2019	206,526
95,000	2.597%, 11/4/2019	94,813
	General Motors Financial Company, Inc.
210,000	3.150%, 1/15/2020	211,190
83,000	4.375%, 9/25/2021	86,019
	Home Depot, Inc.
70,000	1.333%, 9/15/2017[d]	70,118
110,000	2.000%, 4/1/2021	109,031
65,000	2.625%, 6/1/2022	65,244
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[e]	205,500
383,000	5.625%, 2/1/2023[e]	399,278
	L Brands, Inc.
570,000	5.625%, 2/15/2022	608,475
	Lennar Corporation
410,000	12.250%, 6/1/2017	427,425
160,000	4.125%, 12/1/2018	163,600
	Live Nation Entertainment, Inc.
1,110,000	5.375%, 6/15/2022[e]	1,148,850
	Macy’s Retail Holdings, Inc.
176,000	7.450%, 7/15/2017	181,550
	MGM Resorts International
775,000	6.000%, 3/15/2023	837,000
	Newell Rubbermaid, Inc.
95,000	3.150%, 4/1/2021	96,601
	Prime Security Services Borrower, LLC
680,000	9.250%, 5/15/2023[e]	740,350
	PulteGroup, Inc.
1,105,000	4.250%, 3/1/2021	1,129,862
	Ralph Lauren Corporation
70,000	2.625%, 8/18/2020	70,656
	Rite Aid Corporation
905,000	6.125%, 4/1/2023[e]	972,875
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	801,563
	Starbucks Corporation
115,000	2.100%, 2/4/2021	114,537
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	127,255
	Visa, Inc.
70,000	2.200%, 12/14/2020	70,039
	Walgreens Boots Alliance, Inc.
95,000	1.750%, 5/30/2018	95,080
95,000	2.600%, 6/1/2021	94,320
	West Corporation
770,000	5.375%, 7/15/2022[e]	744,013
	Yum! Brands, Inc.
1,105,000	5.000%, 6/1/2024[e]	1,128,481

	Total	14,213,709

Consumer Non-Cyclical (2.4%)
	Abbott Laboratories
220,000	2.350%, 11/22/2019	220,150
	Anheuser-Busch InBev Finance, Inc.
120,000	2.146%, 2/1/2021[d]	122,111
275,000	2.650%, 2/1/2021	276,262
	Anheuser-Busch InBev Worldwide, Inc.
48,000	6.500%, 7/15/2018	51,402
	B&G Foods, Inc.
310,000	4.625%, 6/1/2021	316,200
	BAT International Finance plc
65,000	1.473%, 6/15/2018[d,e]	65,012

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Consumer Non-Cyclical (2.4%) - continued
	Baxter International, Inc.
$210,000	1.700%, 8/15/2021	$201,839
	Bayer U.S. Finance, LLC
220,000	2.375%, 10/8/2019[e]	220,285
	Boston Scientific Corporation
35,000	6.000%, 1/15/2020	38,436
	Bunge Limited Finance Corporation
70,000	3.500%, 11/24/2020	71,193
	Celgene Corporation
70,000	3.550%, 8/15/2022	71,713
	Cott Beverages, Inc.
770,000	5.375%, 7/1/2022	783,475
	CVS Health Corporation
64,000	2.250%, 12/5/2018	64,548
	EMD Finance, LLC
35,000	1.343%, 3/17/2017[d,e]	35,008
	Envision Healthcare Corporation
750,000	5.125%, 7/1/2022[e]	747,188
	Express Scripts Holding Company
95,000	3.000%, 7/15/2023	91,858
	Forest Laboratories, Inc.
97,000	4.375%, 2/1/2019[e]	100,761
	Gilead Sciences, Inc.
200,000	1.950%, 3/1/2022	193,307
70,000	3.250%, 9/1/2022	71,374
	Grifols Worldwide Operations, Ltd.
920,000	5.250%, 4/1/2022	952,200
	HCA, Inc.
430,000	5.250%, 6/15/2026	444,512
575,000	4.500%, 2/15/2027	564,937
	Iconix Brand Group, Inc., Convertible
680,000	1.500%, 3/15/2018	639,200
	Intercept Pharmaceuticals, Inc., Convertible
400,000	3.250%, 7/1/2023	356,500
	JBS USA, LLC
390,000	5.875%, 7/15/2024[e]	402,675
780,000	5.750%, 6/15/2025[e]	789,750
	Kraft Heinz Foods Company
210,000	5.375%, 2/10/2020	227,313
	Laboratory Corporation of America Holdings
25,000	2.625%, 2/1/2020	24,962
	Mead Johnson Nutrition Company
70,000	3.000%, 11/15/2020	70,822
	Medtronic plc
178,000	4.375%, 3/15/2035	188,016
	Molson Coors Brewing Company
185,000	1.450%, 7/15/2019	182,191
	Mylan NV
65,000	3.150%, 6/15/2021[e]	63,734
	PepsiCo, Inc.
210,000	1.394%, 10/6/2021[d]	210,821
	Pernod Ricard SA
190,000	5.750%, 4/7/2021[e]	210,885
	Perrigo Finance plc
210,000	3.500%, 12/15/2021	211,487
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	530,000
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	35,843
	Shire Acquisitions Investments Ireland Designated Activity Company
225,000	1.900%, 9/23/2019	222,043
	Teleflex, Inc.
725,000	4.875%, 6/1/2026	717,750
	Tenet Healthcare Corporation
1,005,000	8.125%, 4/1/2022	948,218
	Teva Pharmaceutical Finance Netherlands III BV
275,000	1.700%, 7/19/2019	270,076
	TreeHouse Foods, Inc.
510,000	4.875%, 3/15/2022	522,750
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	104,181
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[e]	347,475
	VRX Escrow Corporation
800,000	6.125%, 4/15/2025[e]	601,000

	Total	13,581,463

Energy (2.3%)
	Anadarko Petroleum Corporation
77,000	8.700%, 3/15/2019	87,476
33,000	4.850%, 3/15/2021	35,356
	Antero Resources Corporation
260,000	5.125%, 12/1/2022	262,600
500,000	5.625%, 6/1/2023	511,875
	BP Capital Markets plc
180,000	1.676%, 5/3/2019	178,682
	Buckeye Partners, LP
98,000	2.650%, 11/15/2018	98,626
	Chesapeake Energy Corporation, Convertible
480,000	5.500%, 9/15/2026[e]	519,600
	Chevron Corporation
70,000	1.421%, 11/16/2018[d]	70,281
	Concho Resources, Inc.
435,000	6.500%, 1/15/2022	450,094
570,000	5.500%, 10/1/2022	590,662
320,000	4.375%, 1/15/2025	319,363
	Contura Energy, Inc.
111,000	10.000%, 8/1/2021*	118,493
	Crestwood Midstream Partners, LP
510,000	6.250%, 4/1/2023	520,200
	Devon Energy Corporation
210,000	3.250%, 5/15/2022	208,450
	Ecopetrol SA
165,000	5.875%, 9/18/2023	174,653
	Encana Corporation
25,000	3.900%, 11/15/2021	25,179
	Enterprise Products Operating, LLC
960,000	7.034%, 1/15/2068	980,002
	EOG Resources, Inc.
180,000	2.625%, 3/15/2023	174,314
	EQT Corporation
60,000	5.150%, 3/1/2018	61,846
62,000	8.125%, 6/1/2019	69,731
	Exxon Mobil Corporation
140,000	1.708%, 3/1/2019	140,270
	Marathon Oil Corporation
200,000	2.800%, 11/1/2022	191,035
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	71,536
	MEG Energy Corporation
160,000	6.500%, 3/15/2021[e]	148,000
410,000	6.375%, 1/30/2023[e]	364,900
	MPLX, LP
1,010,000	4.875%, 12/1/2024	1,038,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Energy (2.3%) - continued
	Northern Tier Energy, LLC
$795,000	7.125%, 11/15/2020	$825,806
	Petrobras Global Finance BV
138,000	8.375%, 5/23/2021	148,695
	Petroleos Mexicanos
110,000	4.607%, 3/11/2022[d,e]	113,437
168,000	6.500%, 3/13/2027[e]	173,292
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	772,787
	Sabine Pass Liquefaction, LLC
775,000	5.625%, 3/1/2025	829,250
	Schlumberger Holdings Corporation
70,000	3.000%, 12/21/2020[e]	71,425
	Shell International Finance BV
60,000	1.352%, 5/11/2020[d]	60,039
	Sinopec Group Overseas Development, Ltd.
210,000	1.750%, 9/29/2019[e]	206,564
	Sunoco Logistics Partners Operations, LP
70,000	4.400%, 4/1/2021	73,657
	TransCanada Trust
545,000	5.875%, 8/15/2076	566,800
	Transcontinental Gas Pipe Line Company, LLC
80,000	7.850%, 2/1/2026[e]	100,754
	Weatherford International, Ltd.
735,000	8.250%, 6/15/2023	747,862
	Whiting Petroleum Corporation, Convertible
605,000	1.250%, 4/1/2020	530,887
	WPX Energy, Inc.
500,000	7.500%, 8/1/2020	537,500

	Total	13,170,762

Financials (6.7%)
	ACE INA Holdings, Inc.
70,000	2.875%, 11/3/2022	70,494
	Aegon NV
720,000	1.677%, 4/15/2017[d,g]	515,562
	AerCap Ireland Capital, Ltd.
545,000	3.950%, 2/1/2022	549,769
	Aetna, Inc.
190,000	1.900%, 6/7/2019	189,515
	Air Lease Corporation
35,000	2.625%, 9/4/2018	35,238
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	602,568
350,000	4.125%, 3/30/2020	357,000
	American Express Credit Corporation
70,000	2.009%, 9/14/2020[d]	71,166
	AMG Capital Trust II, Convertible
7,400	5.150%, 10/15/2037	403,994
	BAC Capital Trust XIV
560,000	4.000%, 1/19/2017[d,g]	439,600
	Banco de Brasil SA
490,000	9.000%, 6/18/2024[e,g]	460,600
	Bank of America Corporation
164,000	5.700%, 5/2/2017	166,233
43,000	8.000%, 1/30/2018[g]	44,183
58,000	5.650%, 5/1/2018	60,762
185,000	5.625%, 7/1/2020	203,279
200,000	2.625%, 4/19/2021	198,456
280,000	2.061%, 10/21/2022[d]	284,848
	Bank of Montreal
185,000	1.500%, 7/18/2019	182,496
	Barclays Bank plc
100,000	5.140%, 10/14/2020	105,533
	Barclays plc
210,000	3.200%, 8/10/2021	207,562
	Berkshire Hathaway Finance Corporation
215,000	1.700%, 3/15/2019	214,759
	Blackstone Mortgage Trust, Inc., Convertible
640,000	5.250%, 12/1/2018	713,600
	BNZ International Funding, Ltd.
250,000	1.939%, 9/14/2021[d,e]	250,664
	Caisse Centrale Desjardins du Quebec
35,000	1.552%, 1/29/2018[d,e]	34,964
	Capital One NA
210,000	2.400%, 9/5/2019	210,374
	Centene Escrow Corporation
1,050,000	5.625%, 2/15/2021	1,103,970
	Central Fidelity Capital Trust I
790,000	1.880%, 4/15/2027[d]	712,975
	CIT Group, Inc.
925,000	5.000%, 8/15/2022	964,312
	Citigroup, Inc.
97,000	1.850%, 11/24/2017	97,177
200,000	2.050%, 6/7/2019	199,162
185,000	2.650%, 10/26/2020	184,988
175,000	2.361%, 9/1/2023[d]	178,480
	CNA Financial Corporation
250,000	5.750%, 8/15/2021	279,030
	Credit Agricole SA
50,000	1.923%, 6/10/2020[d,e]	50,171
	Credit Suisse Group AG
400,000	7.500%, 12/11/2023[e,g]	418,500
760,000	6.250%, 12/18/2024[e,g]	739,632
	Credit Suisse Group Funding, Ltd.
420,000	2.750%, 3/26/2020	416,081
	CyrusOne, LP
570,000	6.375%, 11/15/2022	599,925
	Discover Bank
43,000	8.700%, 11/18/2019	48,800
	Discover Financial Services
90,000	6.450%, 6/12/2017	91,843
	Duke Realty, LP
95,000	4.375%, 6/15/2022	101,141
	Fifth Third Bancorp
575,000	4.900%, 9/30/2019[g]	534,940
	Goldman Sachs Group, Inc.
88,000	2.625%, 1/31/2019	88,914
307,000	7.500%, 2/15/2019	340,214
200,000	2.000%, 4/25/2019	199,126
35,000	2.042%, 4/23/2020[d]	35,334
160,000	2.241%, 11/15/2021[d]	160,865
60,000	2.537%, 11/29/2023[d]	61,860
420,000	5.300%, 11/10/2026[g]	402,675
	Goldman Sachs Group, Inc., Convertible
2,450,000	0.500%, 9/24/2022	2,706,123
	Guardian Life Global Funding
200,000	2.000%, 4/26/2021[e]	194,886
	Hartford Financial Services Group, Inc.
106,000	6.000%, 1/15/2019	114,025
	HCP, Inc.
64,000	3.750%, 2/1/2019	65,778

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Financials (6.7%) - continued
	Health Care REIT, Inc.
$110,000	4.700%, 9/15/2017	$112,359
	Hospitality Properties Trust
80,000	4.250%, 2/15/2021	82,702
	HSBC Holdings plc
210,000	2.358%, 1/5/2022[d]	213,913
	Huntington Bancshares, Inc.
140,000	3.150%, 3/14/2021	141,857
	Icahn Enterprises, LP
400,000	6.000%, 8/1/2020	408,500
	ILFC E-Capital Trust II
1,035,000	4.920%, 12/21/2065[d,e]	910,800
	ING Capital Funding Trust III
89,000	4.438%, 3/31/2017[d,g]	88,555
	International Lease Finance Corporation
390,000	5.875%, 8/15/2022	423,150
	Intesa Sanpaolo SPA
41,000	3.875%, 1/16/2018	41,540
100,000	3.875%, 1/15/2019	101,757
	J.P. Morgan Chase & Company
77,000	7.900%, 4/30/2018[g]	79,734
88,000	6.300%, 4/23/2019	96,124
30,000	2.250%, 1/23/2020	29,911
185,000	4.950%, 3/25/2020	199,202
210,000	2.295%, 8/15/2021	205,918
160,000	2.700%, 5/18/2023	156,368
215,000	2.112%, 10/24/2023[d]	219,293
	J.P. Morgan Chase Bank NA
250,000	1.588%, 9/23/2019[d]	250,188
	KeyBank NA
250,000	1.600%, 8/22/2019	246,464
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058*	787,500
25,000	5.000%, 6/1/2021[e]	27,176
	Lincoln National Corporation
185,000	6.250%, 2/15/2020	204,193
	Lloyds Banking Group plc
800,000	6.413%, 10/1/2035[e,g]	858,000
	Macquarie Bank, Ltd.
80,000	2.060%, 1/15/2019[d,e]	80,630
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[e]	992,126
	MGIC Investment Corporation, Convertible
310,000	9.000%, 4/1/2063[e]	386,337
65,000	2.000%, 4/1/2020	96,362
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.017%, 9/13/2021[d]	250,362
	Mizuho Financial Group, Inc.
250,000	2.097%, 9/13/2021[d]	249,915
	Morgan Stanley
35,000	2.026%, 1/27/2020[d]	35,310
210,000	2.800%, 6/16/2020	211,571
200,000	2.500%, 4/21/2021	197,655
64,000	4.875%, 11/1/2022	68,517
250,000	2.282%, 10/24/2023[d]	252,778
	MPT Operating Partnership, LP
510,000	5.500%, 5/1/2024	515,100
	Murray Street Investment Trust I
88,000	4.647%, 3/9/2017	88,458
	National City Corporation
86,000	6.875%, 5/15/2019	94,622
	National Westminster Bank plc
1,140,000	1.188%, 2/2/2017[d,g]	791,154
	New York Life Global Funding
70,000	1.550%, 11/2/2018[e]	69,786
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	85,772
	Prudential Financial, Inc.
775,000	5.625%, 6/15/2043	805,031
	Quicken Loans, Inc.
1,005,000	5.750%, 5/1/2025[e]	977,362
	Realty Income Corporation
78,000	2.000%, 1/31/2018	78,212
	Regions Bank
28,000	7.500%, 5/15/2018	29,993
	Regions Financial Corporation
90,000	3.200%, 2/8/2021	91,200
	Reinsurance Group of America, Inc.
160,000	5.625%, 3/15/2017	161,299
	Royal Bank of Scotland Group plc
725,000	7.640%, 9/30/2017[g]	672,438
230,000	7.648%, 9/30/2031[g]	262,775
	Santander Uk Group Holdings plc
210,000	2.875%, 8/5/2021	205,350
	Santander UK plc
64,000	3.050%, 8/23/2018	64,999
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	70,476
120,000	2.500%, 7/15/2021	120,009
	Societe Generale SA
760,000	8.250%, 11/29/2018[g]	790,446
800,000	8.000%, 9/29/2025[e,g]	800,400
	Standard Chartered plc
210,000	2.041%, 8/19/2019[d,e]	210,851
960,000	6.409%, 1/30/2027[e,g]	734,400
	State Street Capital Trust IV
1,043,000	1.963%, 6/15/2037[d]	921,751
	State Street Corporation
70,000	1.809%, 8/18/2020[d]	70,936
	Sumitomo Mitsui Financial Group, Inc.
215,000	2.631%, 3/9/2021[d]	221,188
	SunTrust Banks, Inc.
95,000	2.900%, 3/3/2021	96,263
	Synchrony Financial
94,000	1.875%, 8/15/2017	94,073
25,000	2.111%, 2/3/2020[d]	24,717
94,000	3.750%, 8/15/2021	96,530
	Toronto-Dominion Bank
80,000	1.722%, 1/22/2019[d]	80,656
70,000	1.889%, 12/14/2020[d]	70,823
	UnitedHealth Group, Inc.
70,000	3.350%, 7/15/2022	72,044
	USB Realty Corporation
760,000	2.027%, 1/15/2022[d,e,g]	668,800
	Voya Financial, Inc.
129,000	2.900%, 2/15/2018	130,582
	Wells Fargo & Company
35,000	1.567%, 1/30/2020[d]	34,983
210,000	2.150%, 1/30/2020	208,876
205,000	2.100%, 7/26/2021	199,292
250,000	2.117%, 10/31/2023[d]	253,086
	Westpac Banking Corporation
275,000	1.761%, 8/19/2021[d]	275,790

	Total	37,611,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Foreign Government (3.5%)
	Brazil Government International Bond
$330,000	4.875%, 1/22/2021	$339,900
500,000	2.625%, 1/5/2023	445,000
337,000	6.000%, 4/7/2026	348,795
300,000	7.125%, 1/20/2037	312,750
360,000	5.000%, 1/27/2045	292,032
250,000	5.625%, 2/21/2047	219,375
	Colombia Government International Bond
300,000	4.375%, 7/12/2021	314,250
350,000	2.625%, 3/15/2023	329,875
250,000	4.000%, 2/26/2024	252,500
154,000	5.625%, 2/26/2044	158,620
360,000	5.000%, 6/15/2045	341,550
	Croatia Government International Bond
60,000	6.750%, 11/5/2019[e]	65,100
350,000	6.625%, 7/14/2020[e]	380,681
170,000	6.000%, 1/26/2024[e]	184,238
	Hungary Government International Bond
120,000	6.375%, 3/29/2021	134,371
400,000	5.750%, 11/22/2023	443,500
372,000	5.375%, 3/25/2024	405,480
	Indonesia Government International Bond
370,000	4.875%, 5/5/2021[e]	391,686
290,000	3.375%, 4/15/2023[e]	282,889
270,000	5.875%, 1/15/2024[e]	297,892
210,000	4.125%, 1/15/2025[e]	208,076
200,000	4.750%, 1/8/2026[e]	206,457
360,000	8.500%, 10/12/2035[e]	488,373
600,000	5.125%, 1/15/2045[e]	598,654
	Mexico Government International Bond
62,000	5.750%, 10/12/2110	57,195
180,000	3.625%, 3/15/2022	180,360
454,000	4.000%, 10/2/2023	455,044
350,000	3.600%, 1/30/2025	337,400
370,000	4.125%, 1/21/2026	367,040
120,000	6.750%, 9/27/2034	142,200
118,000	6.050%, 1/11/2040	127,617
366,000	4.750%, 3/8/2044	332,694
180,000	5.550%, 1/21/2045	184,050
196,000	4.600%, 1/23/2046	175,910
200,000	4.350%, 1/15/2047	171,500
	Panama Government International Bond
180,000	4.000%, 9/22/2024	183,150
270,000	3.750%, 3/16/2025	267,975
210,000	6.700%, 1/26/2036	254,835
	Peru Government International Bond
100,000	5.625%, 11/18/2050	113,250
252,000	4.125%, 8/25/2027	261,765
303,000	8.750%, 11/21/2033	442,380
	Philippines Government International Bond
464,000	4.000%, 1/15/2021	493,505
325,000	7.750%, 1/14/2031	456,863
90,000	6.375%, 10/23/2034	117,065
100,000	5.000%, 1/13/2037	112,842
200,000	3.950%, 1/20/2040	196,902
	Romania Government International Bond
196,000	4.375%, 8/22/2023[e]	201,684
100,000	4.875%, 1/22/2024[e]	105,768
58,000	6.125%, 1/22/2044[e]	67,700
	Russia Government International Bond
180,000	3.500%, 1/16/2019[e]	182,934
920,000	5.000%, 4/29/2020[e]	976,258
336,000	4.875%, 9/16/2023[e]	353,949
240,750	7.500%, 3/31/2030[e]	289,863
720,000	5.625%, 4/4/2042[e]	774,268
	South Africa Government International Bond
55,000	5.500%, 3/9/2020	58,234
210,000	5.875%, 5/30/2022	228,644
258,000	4.300%, 10/12/2028	239,295
	Turkey Government International Bond
122,000	7.500%, 11/7/2019	132,675
392,000	7.000%, 6/5/2020	420,899
485,000	5.125%, 3/25/2022	481,314
180,000	6.250%, 9/26/2022	186,939
322,000	5.750%, 3/22/2024	322,931
490,000	4.250%, 4/14/2026	435,559
210,000	4.875%, 10/9/2026	194,291
362,000	6.875%, 3/17/2036	372,360
232,000	4.875%, 4/16/2043	186,876
360,000	6.625%, 2/17/2045	357,966

	Total	19,443,993

Mortgage-Backed Securities (6.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,950,000	3.000%, 1/1/2032[c]	3,025,815
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,500,000	2.500%, 1/1/2032[c]	7,508,250
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
14,800,000	3.000%, 1/1/2047[c]	14,691,960
5,800,000	3.500%, 1/1/2047[c]	5,940,940
3,850,000	4.000%, 1/1/2047[c]	4,045,580

	Total	35,212,545

Technology (1.6%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[e]	405,300
	Apple, Inc.
60,000	1.202%, 5/6/2020[d]	59,951
	Automatic Data Processing, Inc.
70,000	2.250%, 9/15/2020	70,310
	Cisco Systems, Inc.
90,000	1.511%, 2/21/2018[d]	90,517
65,000	1.431%, 3/1/2019[d]	65,371
	CommScope Technologies Finance, LLC
580,000	6.000%, 6/15/2025[e]	614,800
	Cypress Semiconductor Corporation, Convertible
400,000	4.500%, 1/15/2022[e]	449,750
	Diamond 1 Finance Corporation
95,000	3.480%, 6/1/2019[e]	96,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Technology (1.6%) - continued
	Equinix, Inc.
$675,000	5.750%, 1/1/2025	$705,375
	Fidelity National Information Services, Inc.
70,000	3.625%, 10/15/2020	72,415
275,000	2.250%, 8/15/2021	267,884
	First Data Corporation
510,000	5.375%, 8/15/2023[e]	529,125
	Hewlett Packard Enterprise Company
268,000	3.600%, 10/15/2020	272,439
	Intel Corporation
160,000	1.700%, 5/19/2021	156,116
70,000	3.100%, 7/29/2022	71,904
	Intel Corporation, Convertible
520,000	2.950%, 12/15/2035	702,325
	Micron Technology, Inc., Convertible
295,000	2.375%, 5/1/2032	685,506
450,000	3.000%, 11/15/2043	446,906
	Microsoft Corporation
210,000	1.100%, 8/8/2019	207,082
	NXP BV
565,000	3.875%, 9/1/2022[e]	572,062
	NXP Semiconductors NV, Convertible
695,000	1.000%, 12/1/2019	790,563
	Oracle Corporation
60,000	2.500%, 5/15/2022	59,520
	Plantronics, Inc.
800,000	5.500%, 5/31/2023[e]	808,000
	Sensata Technologies BV
725,000	4.875%, 10/15/2023[e]	741,313
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	59,303

	Total	9,000,789

Transportation (0.4%)
	American Airlines Pass Through Trust
68,724	4.950%, 1/15/2023	73,277
	Avis Budget Car Rental, LLC
770,000	5.125%, 6/1/2022[e]	754,600
	Delta Air Lines, Inc.
41,550	4.950%, 5/23/2019	43,544
	ERAC USA Finance, LLC
175,000	2.600%, 12/1/2021[e]	172,052
	J.B. Hunt Transport Services, Inc.
70,000	3.300%, 8/15/2022	70,204
	Korea Expressway Corporation
123,000	1.625%, 4/28/2017[e]	122,925
	Trinity Industries, Inc., Convertible
266,000	3.875%, 6/1/2036	340,313
	United Airlines Pass Through Trust
70,000	3.700%, 12/1/2022	70,525
	XPO Logistics, Inc.
705,000	6.500%, 6/15/2022[e]	740,250

	Total	2,387,690

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
400,000	0.875%, 1/31/2017[i]	400,159
830,000	1.125%, 8/31/2021	801,182
830,000	2.125%, 6/30/2022	832,023
600,000	1.625%, 2/15/2026	559,765

	Total	2,593,129

Utilities (1.2%)
	AES Corporation
300,000	7.375%, 7/1/2021	334,170
	Ameren Corporation
70,000	2.700%, 11/15/2020	70,322
	Calpine Corporation
560,000	6.000%, 1/15/2022[e]	585,200
730,000	5.375%, 1/15/2023	713,575
	Dominion Resources, Inc.
200,000	1.600%, 8/15/2019	196,862
	Dynegy, Inc.
700,000	7.375%, 11/1/2022	668,500
	Electricite de France SA
305,000	5.250%, 1/19/2023[e,g]	286,700
	Emera U.S. Finance, LP
116,000	2.150%, 6/15/2019[e]	115,759
	Energy Transfer Equity, LP
780,000	5.500%, 6/1/2027	760,500
	Energy Transfer Partners, LP
165,000	4.150%, 10/1/2020	170,743
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	94,272
	Fortis, Inc.
180,000	2.100%, 10/4/2021[e]	173,806
	NextEra Energy Capital Holdings, Inc.
95,000	2.300%, 4/1/2019	95,686
	NiSource Finance Corporation
216,000	5.450%, 9/15/2020	235,700
	NRG Energy, Inc.
390,000	6.625%, 3/15/2023	390,975
	PPL Capital Funding, Inc.
260,000	3.500%, 12/1/2022	265,609
	PSEG Power, LLC
100,000	3.000%, 6/15/2021	100,220
	Southern Company
200,000	1.850%, 7/1/2019	199,295
	Tesoro Corporation
910,000	4.750%, 12/15/2023[e]	914,550
	Williams Partners, LP
200,000	5.250%, 3/15/2020	213,549
	Xcel Energy, Inc.
60,000	1.200%, 6/1/2017	59,942

	Total	6,645,935

	Total Long-Term Fixed Income (cost $265,712,999)	268,691,593

Shares	Common Stock (26.8%)
Consumer Discretionary (4.2%)
4,540	Amazon.com, Inc.[j]	3,404,410
30,470	American Axle & Manufacturing Holdings, Inc.[j]	588,071
9,250	Aramark	330,410
2,600	AutoZone, Inc.[j]	2,053,454
8,558	Berkeley Group Holdings plc	295,842
1,300	Brembo SPA	78,644
12,600	Bridgestone Corporation	453,358
7,842	Bunzl plc	203,590
6,860	Burlington Stores, Inc.[j]	581,385
1,900	Canon Marketing Japan, Inc.	31,903
5,835	Cedar Fair, LP	374,607
32,744	Comcast Corporation	2,260,973
12,500	Denso Corporation	540,706
12,300	Eutelsat Communications	237,854
20,800	Ford Motor Company	252,304
12,800	Fuji Heavy Industries, Ltd.	521,529
8,650	General Motors Company	301,366
3,100	Hakuhodo Dy Holdings, Inc.	38,171
33,000	Honda Motor Company, Ltd.	963,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (26.8%)	Value
Consumer Discretionary (4.2%) - continued
17,000	Inchcape plc	$146,914
2,256	Intertek Group plc	96,688
1,020	Linamar Corporation	43,827
1,181	LVMH Moet Hennessy Louis Vuitton SE	225,184
8,980	Newell Brands, Inc.	400,957
1,100	Nifco, Inc.	57,958
38,430	NIKE, Inc.	1,953,397
1,092	Nokian Renkaat Oyj	40,598
5,800	Panasonic Corporation	58,825
13,779	Persimmon plc	300,627
1,940	Publicis Groupe SA	133,675
1,630	Restaurant Brands International, Inc.	77,686
6,986	Restoration Hardware Holdings, Inc.[j]	214,470
600	RTL Group SA	43,958
2,300	Sekisui Chemical Company, Ltd.	36,613
14,440	Starbucks Corporation	801,709
13,000	Sumitomo Forestry Company, Ltd.	171,695
9,500	Sumitomo Rubber Industries, Ltd.	150,312
700	Swatch Group AG	42,720
36,540	Time, Inc.	652,239
16,880	Toll Brothers, Inc.[j]	523,280
7,160	Tractor Supply Company	542,800
200	Valora Holding AG	56,810
21,870	Walt Disney Company	2,279,291
840	Whirlpool Corporation	152,687
1,700	Whitbread plc	79,081
10,344	Wolters Kluwer NV	374,135
8,100	WPP plc	180,254
4,300	Yokohama Rubber Company, Ltd.	76,864

	Total	23,427,276

Consumer Staples (1.2%)
12,820	AdvancePierre Foods Holdings, Inc.	381,780
6,600	Axfood AB	103,640
29,345	Coca-Cola Amatil, Ltd.	214,013
11,800	Coca-Cola HBC AG	256,950
2,400	Ebro Foods SA	50,228
1,348	Henkel AG & Company KGaA	140,291
18,527	Imperial Brands plc	807,421
2,300	Jeronimo Martins SGPS SA	35,672
1,000	Kesko Oyj	49,906
6,100	Kewpie Corporation	147,948
3,100	Kirin Holdings Company, Ltd.	50,317
43,339	Koninklijke Ahold Delhaize NV	912,852
7	Lindt & Spruengli AG	36,221
3,500	Nestle SA	250,732
15,550	Philip Morris International, Inc.	1,422,669
2,500	Suedzucker AG	59,592
11,881	Tate & Lyle plc	103,397
2,600	Universal Corporation	165,750
11,970	Walgreens Boots Alliance, Inc.	990,637
21,920	Whole Foods Market, Inc.	674,259
21,699	William Morrison Supermarkets plc	61,632

	Total	6,915,907

Energy (1.8%)
2,438	Arch Coal, Inc.[j]	190,286
279,508	BP plc	1,750,689
8,610	Concho Resources, Inc.[j]	1,141,686
3,232	Contura Energy, Inc.[j]	229,472
6,053	Crescent Point Energy Corporation	82,275
20,410	Devon Energy Corporation	932,125
7,800	Galp Energia SGPS SA	116,285
21,600	Halliburton Company	1,168,344
8,265	John Wood Group plc	89,250
11,061	OMV AG	389,942
11,757	Petrofac, Ltd.	125,820
6,890	Pioneer Natural Resources Company	1,240,682
10,210	Range Resources Corporation	350,816
9,089	Royal Dutch Shell plc	247,909
2,367	Royal Dutch Shell plc, Class A	65,338
22,102	Royal Dutch Shell plc, Class B	635,036
8,770	Statoil ASA	160,067
882	Tecnicas Reunidas SA	36,071
8,970	Total SA	460,092
8,970	Total SA Rights[j,k]	153
692	Vantage Drilling International[j]	69,892
30,950	WPX Energy, Inc.[j]	450,941

	Total	9,933,171

Financials (4.7%)
58,785	Aberdeen Asset Management plc	185,867
3,370	Affiliated Managers Group, Inc.[j]	489,661
200,000	Apollo Investment Corporation	1,172,000
115,400	Ares Capital Corporation	1,902,946
12,042	ASX, Ltd.	431,406
20,376	Australia & New Zealand Banking Group, Ltd.	446,056
132,410	Bank of America Corporation	2,926,261
23,205	Bank of East Asia, Ltd.	88,588
1,078	Bank of Montreal	77,535
15,416	Bank of Nova Scotia	858,377
11,680	Bank of the Ozarks, Inc.	614,251
2,111	Canadian Imperial Bank of Commerce	172,257
9,000	Chiba Bank, Ltd.	55,171
5,588	CI Financial Corporation	120,155
17,967	CNP Assurances	332,558
7,789	Danske Bank AS	235,647
49,686	Direct Line Insurance Group plc	226,130
29,380	Encore Capital Group, Inc.[j]	841,737
5,500	Erste Group Bank AG	160,805
61,459	FlexiGroup, Ltd.	100,021
72,000	Fukuoka Financial Group, Inc.	319,319
6,508	Genworth MI Canada, Inc.[l]	163,154
10,900	Goldman Sachs Group, Inc.	2,610,005
120,000	Golub Capital BDC, Inc.	2,206,800
7,000	Hang Seng Bank, Ltd.	129,812
3,900	Hannover Rueckversicherung SE	421,308
57,600	Henderson Group plc	166,245
73,508	HSBC Holdings plc	593,111
2,321	Intact Financial Corporation	166,125
6,650	Intercontinental Exchange, Inc.	375,193
44,780	KeyCorp	818,131
5,318	Macquarie Group, Ltd.	333,131
117,088	Mapfre SA	356,663
146,300	Mizuho Financial Group, Inc.	262,540
2,800	MS and AD Insurance Group Holdings, Inc.	86,709
17,409	National Bank of Canada	707,044
17,003	Nordea Bank AB	188,404
5,197	Power Corporation of Canada	116,315
6,370	Raymond James Financial, Inc.	441,250
26,500	Resona Holdings, Inc.	135,813
1,343	Schroders plc	49,326
12,000	Seven Bank, Ltd.	34,312
6,800	Swiss Re AG	643,368
43,710	Synchrony Financial	1,585,362
12,000	T&D Holdings, Inc.	158,369
764	TMX Group, Ltd.	40,697
17,484	United Overseas Bank, Ltd.	245,631
21,939	Westpac Banking Corporation	514,995
15,270	XL Group, Ltd.	568,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (26.8%)	Value
Financials (4.7%) - continued
13,040	Zions Bancorporation	$561,242
449	Zurich Insurance Group AGj	123,394

	Total	26,560,157

Health Care (2.6%)
8,970	Acadia Healthcare Company, Inc.[j]	296,907
14,320	Akorn, Inc.[j]	312,606
5,480	Allergan plc[j]	1,150,855
2,370	Anthem, Inc.	340,735
3,914	AstraZeneca plc	213,736
24,720	Bristol-Myers Squibb Company	1,444,637
6,439	CAE, Inc.	90,064
15,610	Celgene Corporation[j]	1,806,857
4,368	Essilor International SA	492,835
9,193	GlaxoSmithKline plc	176,585
4,351	Hikma Pharmaceuticals plc	101,412
11,510	Hologic, Inc.[j]	461,781
1,300	Laboratory Corporation of America Holdings[j]	166,894
900	Lonza Group AG	155,546
24,460	Medtronic plc	1,742,286
34,610	Merck & Company, Inc.	2,037,491
2,973	Merck KGaA	309,553
19,155	Novartis AG	1,393,019
9,100	Novo Nordisk AS	326,437
1,000	Roche Holding AG-Genusschein	227,953
2,410	Teleflex, Inc.	388,371
8,590	Vertex Pharmaceuticals, Inc.[j]	632,825
2,900	Waters Corporation[j]	389,731

	Total	14,659,116

Industrials (2.9%)
35	A P Moller - Maersk AS	55,789
10,064	ABB, Ltd.	211,764
6,060	Acuity Brands, Inc.	1,399,012
6,677	Adecco SA	435,853
33,800	Air New Zealand, Ltd.	51,474
21,000	Asahi Glass Company, Ltd.	142,478
1,500	Atlas Copco Aktiebolag	45,505
2,848	Berendsen plc	30,535
6,000	Dai Nippon Printing Company, Ltd.	59,200
10,270	Delta Air Lines, Inc.	505,181
4,816	Deutsche Post AG	157,941
2,800	DSV AS	124,349
36,135	El Al Israel Airlines, Ltd.	23,895
3,830	Equifax, Inc.	452,821
328	Flughafen Zuerich AG	60,781
1,900	Fraport AG Frankfurt Airport Services Worldwide	112,115
5,400	Fuji Machine Manufacturing Company, Ltd.	61,653
2,200	Hitachi Transport System, Ltd.	44,571
807	Hochtief AG	112,668
12,626	Illinois Tool Works, Inc.	1,546,180
3,600	Inaba Denki Sangyo Company, Ltd.	123,767
51,400	ITOCHU Corporation	680,575
25,890	Jacobs Engineering Group, Inc.[j]	1,475,730
2,400	Jardine Matheson Holdings, Ltd.	132,600
12,400	KITZ Corporation	67,700
6,000	Komatsu, Ltd.	135,901
12,000	KONE Oyj	536,205
2,912	Koninklijke Boskalis Westminster NV	101,024
8,200	Marubeni Corporation	46,380
8,830	Masonite International Corporation[j]	581,014
19,605	Meggitt plc	110,714
4,190	Middleby Corporation[j]	539,714
4,900	MIRAIT Holdings Corporation	44,160
4,200	Mitsubishi Corporation	89,202
20,300	Mitsubishi Electric Corporation	282,356
14,000	Mitsubishi Heavy Industries, Ltd.	63,645
5,000	Mitsuboshi Belting, Ltd.	42,516
2,900	Mitsui & Company, Ltd.	39,737
7,822	National Express Group plc	34,086
2,000	NIPPO Corporation	37,261
9,300	Nitto Kogyo Corporation	126,620
3,000	Okuma Corporation	28,543
8,490	Oshkosh Corporation	548,539
3,222	Philips Lighting NVe,j	79,365
2,576	Randstad Holding NV	139,536
4,600	RELX NV	77,372
262	Rieter Holding AG	45,566
11,870	Rolls-Royce Holdings plc[j]	97,495
4,800	Sanwa Holdings Corporation	45,653
795	Schindler Holding AG, Participation Certificate	140,010
1,047	Schneider Electric SE	72,734
5,453	Siemens AG	667,667
2,668	Skanska AB	62,816
9,698	SKF AB	177,824
8,394	Smiths Group plc	146,116
28,400	Sojitz Corporation	68,761
1,135	Sulzer, Ltd.	116,840
17,970	Union Pacific Corporation	1,863,130
7,280	Vinci SA	495,221
5,040	WABCO Holdings, Inc.[j]	534,996
1,592	Wolseley plc	97,186
2,034	WSP Global, Inc.	67,702
1,600	Yuasa Trading Company, Ltd.	39,856

	Total	16,537,600

Information Technology (4.0%)
1,745	Advanced Micro Devices, Inc.[j]	19,788
2,500	Alliance Data Systems Corporation	571,250
2,120	Alphabet, Inc., Class Aj	1,679,994
1,104	Alphabet, Inc., Class Cj	852,089
21,650	Apple, Inc.	2,507,503
4,900	Canon, Inc.	137,995
2,996	Capital Power Corporation	51,836
1,500	DTS Corporation	31,907
14,180	Facebook, Inc.[j]	1,631,409
17,440	Finisar Corporation[j]	527,909
11,200	FUJIFILM Holdings NPV	424,097
18,710	Juniper Networks, Inc.	528,745
6,100	Konica Minolta Holdings, Inc.	60,455
25,270	Microsoft Corporation	1,570,278
4,800	NEC Networks & System Integration Corporation	86,540
1,642	Nice, Ltd.	112,662
3,900	Nichicon Corporation	33,958
1,100	NTT Data Corporation	53,143
5,605	NVIDIA Corporation	598,278
8,230	Palo Alto Networks, Inc.[j]	1,029,161
54,980	Pandora Media, Inc.[j]	716,939
35,640	PayPal Holdings, Inc.[j]	1,406,711
9,010	Plantronics, Inc.	493,388
37,030	Pure Storage, Inc.[j]	418,809
600	Rohm Company, Ltd.	34,424
1,900	Ryosan Company, Ltd.	57,282
12,790	Salesforce.com, Inc.[j]	875,603
623	SAP SE	53,893
2,810	Seagate Technology plc	107,258
1,538	Software AG	55,743
11,492	Telefonaktiebolaget LM Ericsson	67,354
1,600	Tokyo Electron, Ltd.	150,479

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (26.8%)	Value
Information Technology (4.0%) - continued
11,050	Twitter, Inc.[j]	$180,115
15,120	Vantiv, Inc.[j]	901,454
25,660	Visa, Inc.	2,001,993
44,410	Xilinx, Inc.	2,681,032

	Total	22,711,474

Materials (1.1%)
2,400	Adeka Corporation	32,559
4,492	APERAM	204,997
1,460	Ashland Global Holdings, Inc.	159,563
3,552	BHP Billiton plc	56,559
54,919	BHP Billiton, Ltd.	983,867
36,659	BlueScope Steel, Ltd.	243,639
1,800	Croda International plc	70,794
3,760	Crown Holdings, Inc.[j]	197,663
21,000	Daicel Corporation	230,875
4,729	Domtar Corporation	184,573
1,950	Eagle Materials, Inc.	192,133
14,101	Evonik Industries AG	420,336
3,030	FMC Corporation	171,377
35	Givaudan SA	64,056
4,200	JSR Corporation	66,109
9,310	Kinross Gold Corporation[j]	28,954
14,700	Kuraray Company, Ltd.	220,435
3,400	Kyoei Steel, Ltd.	64,642
870	LafargeHolcim, Ltd.	45,668
17,100	Mitsubishi Chemical Holdings Corporation	110,563
3,500	Mitsubishi Gas Chemical Company, Inc.	59,638
2,000	Mitsubishi Materials Corporation	61,174
500	Nippon Shokubai Company, Ltd.	31,139
60,505	Norsk Hydro ASA	288,774
6,718	Nufarm, Ltd.	44,266
14,840	Orora, Ltd.	31,914
3,110	Packaging Corporation of America	263,790
2,130	PPG Industries, Inc.	201,839
1,647	Rio Tinto, Ltd.	70,559
8,510	Steel Dynamics, Inc.	302,786
1,400	Sumitomo Seika Chemicals Company, Ltd.	54,829
6,300	Toagosei Company, Ltd.	61,837
7,000	Tosoh Corporation	49,378
9,397	UPM-Kymmene Oyj	229,810
18,185	Verso Corporation[j]	129,113
1,600	Yamato Kogyo Company, Ltd.	44,623
11,592	Yara International ASA	456,018
1,200	Yodogawa Steel Works, Ltd.	31,273

	Total	6,162,122

Real Estate (3.5%)
1,700	Acadia Realty Trust	55,556
800	Agree Realty Corporation	36,840
7,989	Alexandria Real Estate Equities, Inc.	887,818
2,300	American Campus Communities, Inc.	114,471
3,650	American Homes 4 Rent	76,577
3,500	Apartment Investment & Management Company	159,075
3,000	Apple Hospitality REIT, Inc.	59,940
2,300	AvalonBay Communities, Inc.	407,445
1,100	Bluerock Residential Growth REIT, Inc.	15,092
4,387	Boston Properties, Inc.	551,797
3,000	Brandywine Realty Trust	49,530
29,605	Brixmor Property Group, Inc.	722,954
9,160	Camden Property Trust	770,081
33,600	CapitaLand Retail China Trust[j]	31,787
1,575	Care Capital Properties, Inc.	39,375
901	Chesapeake Lodging Trust	23,300
1,800	CoreCivic, Inc.	44,028
650	CoreSite Realty Corporation	51,590
1,700	Corporate Office Properties Trust	53,074
6,190	Cousins Properties, Inc.	52,677
5,420	Crown Castle International Corporation	470,293
4,000	CubeSmart	107,080
1,900	CyrusOne, Inc.	84,987
400	Daito Trust Construction Company, Ltd.	60,135
1,800	DCT Industrial Trust, Inc.	86,184
5,500	DDR Corporation	83,985
48,100	DEXUS Property Group	333,680
1,918	DiamondRock Hospitality Company	22,115
2,836	Digital Realty Trust, Inc.	278,665
1,800	Douglas Emmett, Inc.	65,808
34,320	Duke Realty Corporation	911,539
1,000	DuPont Fabros Technology, Inc.	43,930
254	EastGroup Properties, Inc.	18,755
1,000	Education Realty Trust, Inc.	42,300
1,166	EPR Properties	83,684
1,817	Equinix, Inc.	649,414
2,100	Equity Commonwealth[j]	63,504
1,800	Equity Lifestyle Properties, Inc.	129,780
1,500	Equity One, Inc.	46,035
9,280	Equity Residential	597,261
1,250	Essex Property Trust, Inc.	290,625
2,400	Extra Space Storage, Inc.	185,376
1,000	Federal Realty Investment Trust	142,110
1,800	First Industrial Realty Trust, Inc.	50,490
3,742	Forest City Realty Trust, Inc.	77,983
3,100	Gaming and Leisure Properties, Inc.	94,922
10,567	General Growth Properties, Inc.	263,964
1,200	GEO Group, Inc.	43,116
4,500	Gramercy Property Trust	41,310
16,062	H&R Real Estate Investment Trust	267,610
4,000	Hamborner REIT AG	38,051
7,800	HCP, Inc.	231,816
2,200	Healthcare Realty Trust, Inc.	66,704
3,200	Healthcare Trust of America, Inc.	93,152
2,500	Highwoods Properties, Inc.	127,525
3,000	Hospitality Properties Trust	95,220
12,911	Host Hotels & Resorts, Inc.	243,243
2,000	Hudson Pacific Properties, Inc.	69,560
57,000	Hysan Development Company, Ltd.	235,070
3,900	Iron Mountain, Inc.	126,672
1,500	Kilroy Realty Corporation	109,830
8,700	Kimco Realty Corporation	218,892
1,169	Lamar Advertising Company	78,604
1,900	LaSalle Hotel Properties	57,893
2,500	Liberty Property Trust	98,750
791	Life Storage, Inc.	67,441
5,500	Link REIT	35,657
2,650	Macerich Company	187,726
1,500	Mack-Cali Realty Corporation	43,530
5,400	Medical Properties Trust, Inc.	66,420
1,899	Mid-America Apartment Communities, Inc.	185,950
1,300	National Health Investors, Inc.	96,421
4,100	National Retail Properties, Inc.	181,220
1,826	National Storage Affiliates Trust	40,300
221,356	New World Development Company, Ltd.	233,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (26.8%)	Value
Real Estate (3.5%) - continued
3,100	NorthStar Realty Finance Corporation	$46,965
2,550	Omega Healthcare Investors, Inc.	79,713
2,100	Outfront Media, Inc.	52,227
773	Parkway, Inc.[j]	17,199
1,000	Pebblebrook Hotel Trust	29,750
4,000	Physicians Realty Trust	75,840
800	Piedmont Office Realty Trust, Inc.	16,728
14,053	Prologis, Inc.	741,858
3,662	Public Storage, Inc.	818,457
823	QTS Realty Trust, Inc.	40,862
1,560	Quality Care Properties, Inc.[j]	24,180
3,260	Realty Income Corporation	187,385
2,600	Regency Centers Corporation	179,270
1,800	Retail Opportunity Investments Corporation	38,034
3,000	Retail Properties of America, Inc.	45,990
2,788	RLJ Lodging Trust	68,278
2,775	Senior Housing Property Trust	52,531
7,950	Simon Property Group, Inc.	1,412,477
1,700	SL Green Realty Corporation	182,835
13,000	Spirit Realty Captial, Inc.	141,180
86,919	Stockland	287,153
3,406	Store Capital Corporation	84,162
2,898	Summit Hotel Properties, Inc.	46,455
1,250	Sun Communities, Inc.	95,763
4,000	Sun Hung Kai Properties, Ltd.	50,370
3,655	Sunstone Hotel Investors, Inc.	55,739
1,664	Tanger Factory Outlet Centers, Inc.	59,538
1,100	Taubman Centers, Inc.	81,323
4,900	UDR, Inc.	178,752
1,500	Urban Edge Properties	41,265
500	Urstadt Biddle Properties, Inc.	12,055
5,950	Ventas, Inc.	371,994
12,509	VEREIT, Inc.	105,826
5,220	Vornado Realty Trust	544,811
2,200	Washington Prime Group, Inc.	22,902
2,000	Weingarten Realty Investors	71,580
5,989	Welltower, Inc.	400,844
6,000	Wharf Holdings, Ltd.	39,744
8,000	Wheelock and Company, Ltd.	44,898
52,100	Wing Tai Holdings, Ltd.	57,065
1,100	WP Carey, Inc.	64,999

	Total	19,837,513

Telecommunications Services (0.4%)
8,239	Elisa Oyj	267,451
7,100	Freenet AG	199,543
120,060	KCOM Group plc	140,195
31,600	Koninklijke (Royal) KPN NV	93,445
7,200	Nippon Telegraph & Telephone Corporation	303,085
7,900	NTT DOCOMO, Inc.	179,688
140,273	PCCW, Ltd.	75,829
3,500	Proximus SA	100,614
12,200	Telefonica Deutschland Holding AG	52,148
7,936	Telenor ASA	118,459
1,851	Vivendi SA	35,108
18,930	Zayo Group Holdings, Inc.[j]	622,040

	Total	2,187,605

Utilities (0.4%)
2,674	ATCO, Ltd.	88,944
43,600	Centrica plc	125,571
59,800	Electricidade de Portugal SA	182,005
26,749	MDU Resources Group, Inc.	769,569
8,336	NorthWestern Corporation	474,068
72,000	Osaka Gas Company, Ltd.	276,268
40,500	Redes Energeticas Nacionais SGPS SA	114,909
6,000	Toho Gas Company, Ltd.	48,731
8,300	United Utilities Group plc	92,000

	Total	2,172,065

	Total Common Stock (cost $142,230,585)	151,104,006

	Registered Investment Companies (4.7%)
Equity Funds/ETFs (1.8%)
256,500	Alerian MLP ETF	3,231,900
16,790	iShares MSCI EAFE Index Fund	969,287
47,910	Materials Select Sector SPDR Fund	2,381,127
31,780	Utilities Select Sector SPDR Fund	1,543,554
25,000	Vanguard High Dividend Yield ETF	1,894,250

	Total	10,020,118

Fixed Income Funds/ETFs (2.9%)
11,917	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,313,492
75,300	iShares S&P U.S. Preferred Stock Index Fund	2,801,913
18,350	SPDR Bloomberg Barclays High Yield Bond ETF	668,857
144,565	Vanguard Short-Term Corporate Bond ETF	11,474,124

	Total	16,258,386

	Total Registered Investment Companies (cost $26,786,285)	26,278,504

	Preferred Stock (2.3%)
Consumer Staples (0.3%)
3,200	Bunge, Ltd., Convertible, 4.875%[g]	326,752
19,000	CHS, Inc., 6.750%[g]	499,320
31,200	CHS, Inc., 7.100%[g]	827,112
400	Henkel AG & Company KGaA, 1.470%	47,616

	Total	1,700,800

Energy (<0.1%)
2,401	Alpha Natural Resources, Inc., 0.000%[j]	48,020
2,401	ANR Holdings, Inc., 0.000%[j]	12,965

	Total	60,985

Financials (1.7%)
6,475	Agribank FCB, 6.875%[g]	688,373
39,710	Annaly Capital Management, Inc., 7.500%[g]	958,599
37,225	Citigroup, Inc., 6.875%[g]	1,018,104
26,020	Citigroup, Inc., 7.257%[d]	671,836
8,650	Cobank ACB, 6.250%[g]	877,165
41,050	GMAC Capital Trust I, 6.602%[d]	1,042,670
30,800	Goldman Sachs Group, Inc., 5.500%[g]	781,704
13,620	Morgan Stanley, 6.875%[g]	368,285
22,200	Morgan Stanley, 7.125%[g]	624,486
15,500	PNC Financial Services Group, Inc., 6.125%[g]	422,995
28,000	U.S. Bancorp, 6.500%[g]	792,120
1,012	Wells Fargo & Company, Convertible, 7.500%[g]	1,204,280

	Total	9,450,617

Health Care (0.2%)
810	Allergan plc, Convertible, 5.500%	616,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (2.3%)	Value
Health Care (0.2%) - continued
250	Teva Pharmaceutical Industries, Ltd., Convertible, 7.000%	$161,250

	Total	777,863

Real Estate (0.1%)
6,900	American Tower Corporation, Convertible, 5.500%	721,050

	Total	721,050

	Total Preferred Stock (cost $12,570,149)	12,711,315

	Collateral Held for Securities Loaned (<0.1%)
172,250	Thrivent Cash Management Trust	172,250
	Total Collateral Held for Securities Loaned (cost $172,250)	172,250

Shares or Principal Amount	Short-Term Investments (11.8%)[m]
	Federal Home Loan Bank Discount Notes
900,000	0.440%, 1/17/2017[n]	899,867
200,000	0.345%, 1/20/2017[n]	199,964
200,000	0.355%, 1/25/2017[n]	199,954
100,000	0.490%, 2/10/2017[n]	99,947
	Thrivent Core Short-Term Reserve Fund
6,498,975	0.910%	64,989,751

	Total Short-Term Investments (cost $66,389,437)	66,389,483

	Total Investments (cost $587,476,964) 106.5%	$599,395,957

	Other Assets and Liabilities, Net (6.5%)	(36,604,159)

	Total Net Assets 100.0%	$562,791,798

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $55,496,905 or 9.9% of total net assets.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
i	At December 31, 2016, $280,111 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
j	Non-income producing security.
k	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
l	All or a portion of the security is on loan.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of December 31, 2016 was $14,471,160 or 2.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$517,976
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	375,213
Citi Held For Asset Issuance, 8/15/2022	2/26/2016	1,093,832
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	1,028,386
Contura Energy, Inc., 8/1/2021	11/4/2013	158,217
Digicel, Ltd., 4/15/2021	6/9/2014	777,002
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	539,033
Marlette Funding Trust, 1/17/2023	7/20/2016	1,287,449
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	408,188
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	736,053
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	1,299,998
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	872,720
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	962,969
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,040,658
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	635,680
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	453,773
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	1,092,642
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	837,304
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	209,631

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2016:

Securities Lending Transactions

Common Stock	$162,954

Total lending	$162,954
Gross amount payable upon return of collateral for securities loaned	$172,250

Net amounts due to counterparty	$9,296

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (29.6%)[a]	Value
Basic Materials (1.6%)
	Arch Coal, Inc., Term Loan
$47,130	10.000%, 10/5/2021	$47,739
	Chemours Company, Term Loan
334,756	3.770%, 5/12/2022	332,456
	Fortescue Metals Group, Ltd., Term Loan
440,376	3.750%, 6/30/2019	441,257
	Ineos US Finance, LLC, Term Loan
732,474	3.750%, 12/15/2020	735,528
	Tronox Pigments BV, Term Loan
682,922	4.500%, 3/19/2020	685,196

	Total	2,242,176

Capital Goods (1.5%)
	Accudyne Industries, LLC, Term Loan
221,712	4.000%, 12/13/2019	209,281
	Advanced Disposal Services, Inc., Term Loan
585,650	3.500%, 11/10/2023	590,411
	Cortes NP Acquisition Corporation, Term Loan
1,025,000	6.000%, 11/30/2023	1,037,812
	Reynolds Group, Inc., Term Loan
349,125	4.250%, 2/5/2023	353,409

	Total	2,190,913

Communications Services (8.7%)
	Altice US Finance I Corporation, Term Loan
450,000	3.882%, 1/15/2025	454,500
	Atlantic Broadband Penn, LLC, Term Loan
75,278	3.250%, 11/30/2019	75,466
	Beasley Broadcast Group, Inc., Term Loan
325,000	7.000%, 11/1/2023	325,000
	Birch Communication Inc., Term Loan
406,409	8.250%, 7/17/2020	357,640
	Block Communications, Inc., Term Loan
395,959	4.248%, 11/7/2021	399,423
	CBS Radio, Inc., Term Loan
384,906	4.500%, 10/17/2023	388,274
	Charter Communications Operating, LLC, Term Loan
243,687	3.020%, 7/1/2020	244,703
475,000	0.000%, 1/15/2024[b,c]	477,461
	Cincinnati Bell, Inc., Term Loan
150,727	4.000%, 9/10/2020	151,076
	CSC Holdings, LLC, Term Loan
312,500	3.876%, 10/11/2024	315,559
	Entercom Radio, LLC, Term Loan
300,000	4.518%, 11/1/2023	303,375
	FairPoint Communications, Inc., Term Loan
430,344	7.500%, 2/14/2019	433,976
	Grande Communications Networks, LLC, Term Loan
246,084	4.500%, 5/29/2020	247,561
	Hargray Communications Group, Inc., Term Loan
515,760	4.750%, 6/26/2019	521,346
	Integra Telecom Holdings, Inc., Term Loan
240,858	5.250%, 8/14/2020	241,280
	Intelsat Jackson Holdings SA, Term Loan
160,000	3.750%, 6/30/2019	154,483
	Level 3 Communications, Inc., Term Loan
280,000	4.000%, 8/1/2019	283,710
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
475,000	4.500%, 1/7/2022	471,143
	LTS Buyer, LLC, Term Loan
669,166	4.248%, 4/13/2020	672,305
	NEP/NCP Holdco, Inc., Term Loan
746,173	4.250%, 1/22/2020	748,039
	Nexstar Broadcasting, Inc., Term Loan
510,000	0.000%, 9/26/2023[b,c]	513,983
	Numericable US, LLC, Term Loan
393,150	5.137%, 1/15/2024	397,785
	SBA Senior Finance II, LLC, Term Loan
731,250	3.270%, 3/24/2021	734,453
216,700	3.270%, 6/10/2022	217,391
	TNS, Inc., Term Loan
54,235	5.000%, 2/14/2020	54,693
	Univision Communications, Inc., Term Loan
245,896	4.000%, 3/1/2020	247,126
	Virgin Media Bristol, LLC, Term Loan
550,000	3.486%, 1/31/2025	552,134
	WideOpenWest Finance, LLC, Term Loan
922,688	4.500%, 8/18/2023	931,748
	XO Communications, LLC, Term Loan
680,750	4.250%, 3/20/2021	682,452
	Yankee Cable Acquisition, LLC, Term Loan
229,548	4.250%, 3/1/2020	229,644
	Zayo Group, LLC, Term Loan
359,290	3.750%, 5/6/2021	362,933

	Total	12,190,662

Consumer Cyclical (4.2%)
	Amaya BV, Term Loan
624,177	5.000%, 8/1/2021	626,087
	Boyd Gaming Corporation, Term Loan
369,075	0.000%, 9/15/2023	373,094
	Burlington Coat Factory Warehouse Corporation, Term Loan
249,141	3.510%, 8/13/2021	250,609
	Cengage Learning Acquisitions, Term Loan
572,125	5.250%, 6/7/2023	555,768
	Ceridian HCM Holding, Inc., Term Loan
131,983	4.500%, 9/15/2020	130,938
	Four Seasons Holdings, Inc., Term Loan
535,000	3.750%, 11/30/2023	540,573
	Golden Nugget, Inc., Term Loan
288,810	4.500%, 11/21/2019	291,698
	Golden Nugget, Inc., Term Loan Delayed Draw
123,776	4.500%, 11/21/2019	125,014
	IMG Worldwide, Inc., Term Loan
618,671	5.250%, 5/6/2021	624,474
225,000	8.250%, 5/6/2022	227,813

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

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Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (29.6%)[a]	Value
Consumer Cyclical (4.2%) - continued
	KAR Auction Services, Inc., Term Loan
$377,150	4.500%, 3/9/2023	$381,864
	Michaels Stores, Inc., Term Loan
324,109	3.750%, 1/30/2023	327,654
	Mohegan Tribal Gaming Authority, Term Loan
423,937	5.500%, 10/13/2023	426,854
	Scientific Games International, Inc., Term Loan
247,350	6.000%, 10/18/2020	250,494
643,747	6.000%, 10/1/2021	651,395
	Seminole Hard Rock Entertainment, Inc., Term Loan
116,970	3.520%, 5/14/2020	117,555

	Total	5,901,884

Consumer Non-Cyclical (5.0%)
	Air Medical Group Holdings, Inc., Term Loan
320,887	5.000%, 4/28/2022	325,502
	Albertson’s, LLC, Term Loan
337,630	0.000%, 12/21/2022[b,c]	341,850
612,370	0.000%, 6/22/2023[b,c]	619,767
	CHS/Community Health Systems, Inc., Term Loan
723,281	4.000%, 1/27/2021	699,174
	Endo Luxembourg Finance I Company SARL, Term Loan
361,350	3.813%, 9/26/2022	362,900
	JBS USA, LLC, Term Loan
343,532	3.750%, 5/25/2018	343,817
207,900	4.000%, 10/30/2022	209,632
	LTF Merger Sub, Inc., Term Loan
396,896	4.250%, 6/10/2022	399,066
	Mallinckrodt International Finance SA, Term Loan
153,430	3.748%, 3/19/2021	153,759
	McGraw-Hill Global Education Holdings, LLC, Term Loan
462,675	5.000%, 5/4/2022	462,749
	MultiPlan, Inc., Term Loan
510,375	5.000%, 6/7/2023	518,852
	Ortho-Clinical Diagnostics, Inc., Term Loan
433,134	4.750%, 6/30/2021	428,959
	PetSmart, Inc., Term Loan
264,329	4.000%, 3/11/2022	264,990
	Revlon Consumer Products Corporation, Term Loan
244,387	4.307%, 9/7/2023	246,680
	Valeant Pharmaceuticals International, Inc., Term Loan
1,665,728	5.500%, 4/1/2022[b,c]	1,666,044

	Total	7,043,741

Energy (0.9%)
	Exgen Renewables I, LLC, Term Loan
253,314	5.250%, 2/8/2021	254,897
	Houston Fuel Oil Terminal, LLC, Term Loan
233,211	4.250%, 8/19/2021	231,462
	McJunkin Red Man Corporation, Term Loan
138,562	5.000%, 11/8/2019	139,082
	MEG Energy Corporation, Term Loan
254,641	3.750%, 3/31/2020	247,002
	Pacific Drilling SA, Term Loan
246,075	4.500%, 6/3/2018	86,372
	Targa Resources Partners, LP, Term Loan
57,000	5.750%, 2/27/2022	57,285
	Western Refining, Inc., Term Loan
113,827	5.250%, 11/12/2020	114,325
89,400	5.500%, 6/23/2023	89,847

	Total	1,220,272

Financials (1.8%)
	Delos Finance Sarl, Term Loan
125,000	3.748%, 3/6/2021	125,804
	Harland Clarke Holdings Corporation, Term Loan
123,658	7.000%, 5/22/2018	123,697
356,250	7.000%, 12/31/2019	357,586
	MoneyGram International, Inc., Term Loan
399,239	4.250%, 3/27/2020	393,917
	Sable International Finance, Ltd., Term Loan
630,000	5.748%, 1/3/2023[b,c]	637,484
	TransUnion, LLC, Term Loan
525,540	3.520%, 4/9/2021	529,765
	WaveDivision Holdings, LLC, Term Loan
384,788	4.000%, 10/15/2019	386,808

	Total	2,555,061

Technology (4.3%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
572,074	3.704%, 2/1/2023	579,940
	First Data Corporation, Term Loan
1,027,606	3.756%, 3/24/2021	1,039,166
361,954	3.756%, 7/8/2022	365,650
	Micron Technologies, Inc., Term Loan
328,599	4.520%, 4/26/2022	333,282
	NXP BV, Term Loan
279,300	3.270%, 12/7/2020	280,557
	ON Semiconductor Corporation, Term Loan
947,625	4.020%, 3/31/2023	959,129
	Rackspace Hosting, LLC, Term Loan
650,000	4.500%, 12/20/2023	657,852
	RP Crown Parent, LLC, Term Loan
450,000	4.500%, 10/12/2023	454,388
	SS&C European Holdings SARL, Term Loan
86,290	4.001%, 7/8/2022	87,423
8,806	4.002%, 7/8/2022	8,921
	Western Digital Corporation, Term Loan
721,375	4.520%, 4/29/2023	732,419
	Xerox Business Services, LLC, Term Loan
550,000	6.250%, 12/7/2023[b,c]	556,187

	Total	6,054,914

Transportation (0.7%)
	OSG Bulk Ships, Inc., Term Loan
416,979	5.250%, 8/5/2019	406,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (29.6%)[a]	Value
Transportation (0.7%) - continued
	XPO Logistics, Inc., Term Loan
$539,310	4.250%, 11/1/2021	$545,884

	Total	951,918

Utilities (0.9%)
	Calpine Corporation, Term Loan
775,000	0.000%, 1/15/2024[b,c]	777,906
	Intergen NV, Term Loan
206,383	5.500%, 6/12/2020	199,848
	Talen Energy Supply, LLC, Term Loan
267,855	6.000%, 12/6/2023	271,203

	Total	1,248,957

	Total Bank Loans (cost $41,333,842)	41,600,498

	Long-Term Fixed Income (57.7%)
Asset-Backed Securities (4.3%)
	Asset Backed Securities Corporation Home Equity Loan Trust
169,321	0.896%, 7/25/2036, Series 2006-HE5, Class A4[d]	156,046
	Bayview Opportunity Master Fund Trust
32,764	3.623%, 4/28/2030, Series 2015-3, Class A1[e]	32,834
218,781	3.721%, 7/28/2035, Series 2015-NPLA, Class Ae,f	218,731
	CAM Mortgage, LLC
1,463	3.500%, 7/15/2064, Series 2015-1, Class A*,f	1,463
	Citi Held For Asset Issuance
177,460	4.480%, 8/15/2022, Series 2016-MF1, Class A*	179,584
	Credit Based Asset Servicing and Securitization, LLC
103,726	3.503%, 12/25/2036, Series 2006-CB2, Class AF2[f]	76,390
	Credit-Based Asset Servicing & Securitization, LLC
450,000	1.176%, 12/25/2035, Series 2005-CB8, Class M1[d]	259,475
	DRB Prime Student Loan Trust
90,731	2.890%, 6/25/2040, Series 2016-B, Class A2[e]	90,022
	Earnest Student Loan Program, LLC
252,737	2.680%, 7/25/2035, Series 2016-C, Class A2[e]	247,857
	First Horizon ABS Trust
139,032	0.916%, 10/25/2034, Series 2006-HE1, Class Ad,g	135,599
	FRS, LLC
69,514	1.800%, 4/15/2043, Series 2013-1A, Class A1*	68,077
	GMAC Mortgage Corporation Loan Trust
238,898	1.084%, 8/25/2035, Series 2005-HE1, Class A2[d,g]	225,981
38,681	3.551%, 9/19/2035, Series 2005-AR5, Class 5A1	36,268
	GSAA Home Equity Trust
322,296	1.026%, 7/25/2037, Series 2007-7, Class A4[d]	291,402
	Impac CMB Trust
192,840	1.276%, 4/25/2035, Series 2005-2, Class 1A1[d]	175,925
35,066	1.396%, 8/25/2035, Series 2005-5, Class A1[d]	30,748
	J.P. Morgan Mortgage Acquisition Trust
136,926	4.480%, 3/25/2047, Series 2007-HE1, Class AF4[f]	101,500
	Lehman XS Trust
167,231	5.440%, 8/25/2035, Series 2005-2, Class 2A3Bf	146,502
	Marlette Funding Trust
257,568	3.060%, 1/17/2023, Series 2016-1A, Class A*	257,505
	Merrill Lynch Mortgage Investors Trust
253,474	2.830%, 6/25/2035, Series 2005-A5, Class M1	169,630
	MLCC Mortgage Investors, Inc.
114,934	1.416%, 9/25/2029, Series 2004-D, Class A1[d]	113,810
	Murray Hill Marketplace Trust
106,302	4.190%, 11/25/2022, Series 2016-LC1, Class A*	106,812
	NCF Dealer Floorplan Master Trust
150,000	3.812%, 3/21/2022, Series 2016-1A, Class A*,d	148,921
	NRZ Advance Receivables Trust Advance Receivables Backed
300,000	2.751%, 6/15/2049, Series 2016-T1, Class AT1*	298,875
	Popular ABS Mortgage Pass-Through Trust
100,000	4.256%, 11/25/2035, Series 2005-5, Class AF4[f]	98,431
	Preston Ridge Partners Mortgage Trust, LLC
193,938	4.000%, 9/27/2021, Series 2016-1A, Class A1*,f	193,187
	Pretium Mortgage Credit Partners I, LLC
192,594	4.000%, 7/27/2031, Series 2016-NPL4, Class A*,f	192,515
	Renaissance Home Equity Loan Trust
234,723	5.797%, 8/25/2036, Series 2006-2, Class AF3[f]	141,534
187,090	5.285%, 1/25/2037, Series 2006-4, Class AF2[f]	98,710
	SoFi Consumer Loan Program, LLC
241,512	3.050%, 12/26/2025, Series 2016-3, Class Ae	240,626
	Sunset Mortgage Loan Company, LLC
105,946	4.459%, 9/18/2045, Series 2015-NPL1, Class A*,f	105,496
86,433	3.844%, 7/16/2047, Series 2016-NPL1, Class A*,f	86,727
	US Residential Opportunity Fund Trust
237,531	3.475%, 7/27/2036, Series 2016-1III, Class A*,f	236,523
	Vericrest Opportunity Loan Transferee
68,244	3.375%, 10/25/2058, Series 2015-NPL3, Class A1*,f	68,148
87,920	3.500%, 6/26/2045, Series 2015-NPL9, Class A1[e]	87,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Asset-Backed Securities (4.3%) - continued
$88,745	3.625%, 7/25/2045, Series 2015-NP10, Class A1[e,f]	$88,853
247,332	3.500%, 10/25/2046, Series 2016-NP11, Class A1[e,f]	246,756
	Vericrest Opportunity Loan Trust
270,213	3.625%, 11/26/2046, Series 2016-NP12, Class A1[e,f]	269,414
	Wachovia Asset Securitization, Inc.
297,323	0.896%, 7/25/2037, Series 2007-HE1, Class A*,d,g	253,771

	Total	5,978,388

Basic Materials (0.7%)
	Albemarle Corporation
46,000	3.000%, 12/1/2019	47,021
	Alcoa Nederland Holding BV
75,000	6.750%, 9/30/2024[e]	81,375
	ArcelorMittal SA
120,000	6.500%, 3/1/2021	131,400
	Dow Chemical Company
24,000	8.550%, 5/15/2019	27,495
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[e]	129,298
	Glencore Funding, LLC
30,000	1.940%, 4/16/2018[d,e]	29,661
	INEOS Group Holdings SA
250,000	5.625%, 8/1/2024[e]	248,125
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	27,449
	NOVA Chemicals Corporation
97,215	5.250%, 8/1/2023[e]	98,187
	Steel Dynamics, Inc.
155,000	5.000%, 12/15/2026[e]	154,419

	Total	974,430

Capital Goods (1.3%)
	AECOM
180,000	5.875%, 10/15/2024	192,170
	Building Materials Corporation of America
175,000	6.000%, 10/15/2025[e]	184,188
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[e]	130,975
	CNH Industrial Capital, LLC
195,000	4.375%, 11/6/2020	200,119
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	122,400
	General Electric Company
53,000	5.000%, 1/21/2021[h]	54,998
	Huntington Ingalls Industries, Inc.
155,000	5.000%, 12/15/2021[e]	161,200
	L3 Technologies, Inc.
75,000	4.950%, 2/15/2021	80,066
	Lockheed Martin Corporation
35,000	2.500%, 11/23/2020	35,268
	Owens-Brockway Glass Container, Inc.
155,000	5.000%, 1/15/2022[e]	158,488
	Reynolds Group Issuer, Inc.
240,000	5.125%, 7/15/2023[e]	243,900
	Roper Industries, Inc.
34,000	2.050%, 10/1/2018	34,109
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	59,910
	United Rentals North America, Inc.
170,000	5.500%, 7/15/2025	173,400

	Total	1,831,191

Collateralized Mortgage Obligations (5.6%)
	Alternative Loan Trust
26,523	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	26,448
	American Home Mortgage Assets Trust
120,677	1.527%, 9/25/2046, Series 2006-2, Class 1A1[d]	83,158
213,781	0.946%, 12/25/2046, Series 2006-6, Class A1Ad	151,163
	Angel Oak Mortgage Trust
124,125	4.500%, 11/25/2045, Series 2015-1, Class A*,f	124,844
	Bayview Opportunity Master Fund Trust
226,379	3.475%, 7/28/2031, Series 2016-RPL3, Class A1[e]	225,024
	Bear Stearns Adjustable Rate Mortgage Trust
148,409	2.830%, 10/25/2035, Series 2005-9, Class A1[d]	142,890
	Bear Stearns ALT-A Trust
119,716	3.108%, 10/25/2033, Series 2003-3, Class 5A	117,062
102,435	3.204%, 6/25/2034, Series 2004-5, Class 3A1	102,671
	ChaseFlex Trust
336,084	6.500%, 2/25/2035, Series 2005-1, Class 1A5	327,020
	CitiMortgage Alternative Loan Trust
240,024	5.750%, 4/25/2037, Series 2007-A4, Class 1A5	205,647
	COLT Mortgage Loan Trust
250,408	2.750%, 9/25/2046, Series 2016-2, Class A1*	251,721
	Countrywide Alternative Loan Trust
135,257	5.750%, 8/25/2035, Series 2005-28CB, Class 2A5	118,538
144,056	5.500%, 10/25/2035, Series 2005-46CB, Class A8	136,309
51,291	5.500%, 2/25/2036, Series 2005-85CB, Class 2A2	47,595
74,212	6.000%, 1/25/2037, Series 2006-39CB, Class 1A16	70,861
163,535	5.500%, 5/25/2037, Series 2007-8CB, Class A1	139,954
	CSMC Mortgage-Backed Trust
215,909	5.500%, 3/25/2037, Series 2007-2, Class 3A4	194,254
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
110,659	1.337%, 4/25/2047, Series 2007-OA2, Class A1[d]	93,731
	First Horizon Alternative Mortgage Securities Trust
194,167	3.083%, 7/25/2035, Series 2005-AA5, Class 2A1	174,964
	GMAC Mortgage Corporation Loan Trust
142,798	3.384%, 5/25/2035, Series 2005-AR2, Class 4A	131,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Collateralized Mortgage Obligations (5.6%) - continued
	HarborView Mortgage Loan Trust
$103,295	3.341%, 12/19/2035, Series 2005-14, Class 3A1A	$89,780
	IndyMac INDA Mortgage Loan Trust
150,406	3.141%, 8/25/2036, Series 2006-AR1, Class A1	142,781
	IndyMac INDX Mortgage Loan Trust
170,673	1.396%, 7/25/2045, Series 2005-16IP, Class A1[d]	142,770
177,042	0.966%, 4/25/2046, Series 2006-AR2, Class 1A1Bd	145,280
	J.P. Morgan Alternative Loan Trust
121,427	6.500%, 3/25/2036, Series 2006-S1, Class 1A19	105,983
	J.P. Morgan Mortgage Trust
99,386	6.500%, 1/25/2035, Series 2005-S1, Class 1A2	93,574
74,172	2.834%, 6/25/2035, Series 2005-A3, Class 3A4	73,666
64,872	3.077%, 6/25/2035, Series 2005-A3, Class 4A1	65,111
100,632	3.167%, 7/25/2035, Series 2007-A1, Class 2A1	98,779
140,421	3.247%, 8/25/2035, Series 2005-A5, Class 1A2	139,237
194,006	2.994%, 6/25/2036, Series 2006-A4, Class 2A2	173,485
199,753	3.110%, 10/25/2036, Series 2006-A6, Class 1A2	181,118
	MASTR Alternative Loans Trust
92,545	5.000%, 9/25/2019, Series 2004-10, Class 3A1	93,854
	Merrill Lynch Mortgage Investors, Inc.
124,187	2.830%, 6/25/2035, Series 2005-A5, Class A9	120,257
	Morgan Stanley Mortgage Loan Trust
105,201	3.179%, 11/25/2035, Series 2005-6AR, Class 5A1	75,848
	MortgageIT Trust
185,695	1.016%, 12/25/2035, Series 2005-5, Class A1[d]	171,381
	Pretium Mortgage Credit Partners, LLC
173,607	4.375%, 11/27/2030, Series 2015-NPL4, Class A1*,f	175,013
	Residential Accredit Loans, Inc. Trust
2,103	5.500%, 12/25/2034, Series 2004-QS16, Class 1A1	2,098
190,773	5.500%, 2/25/2035, Series 2005-QS2, Class A1	186,999
111,812	4.013%, 9/25/2035, Series 2005-QA10, Class A31	94,020
	Sequoia Mortgage Trust
172,859	1.359%, 11/20/2034, Series 2004-10, Class A1Ad	161,886
	Structured Adjustable Rate Mortgage Loan Trust
147,042	2.949%, 1/25/2035, Series 2004-19, Class 2A2	119,702
	Structured Asset Mortgage Investments, Inc.
350,005	1.066%, 12/25/2035, Series 2005-AR4, Class A1[d]	255,668
	Vericrest Opportunity Loan Transferee
285,684	3.500%, 7/25/2046, Series 2016-NPL8, Class A1[e,f]	284,689
	WaMu Mortgage Pass Through Certificates
88,561	5.000%, 11/25/2018, Series 2003-S12, Class 3A	89,746
160,981	2.752%, 8/25/2036, Series 2006-AR8, Class 3A2	146,646
105,691	2.850%, 10/25/2036, Series 2006-AR12, Class 1A1	92,132
184,514	2.137%, 1/25/2037, Series 2006-AR18, Class 1A1	156,884
33,383	2.804%, 8/25/2046, Series 2006-AR8, Class 1A1	29,025
234,383	1.527%, 9/25/2046, Series 2006-AR11, Class 1Ad	192,622
129,659	1.297%, 1/25/2047, Series 2006-AR19, Class 1A1Ad	116,592
141,097	1.307%, 1/25/2047, Series 2006-AR19, Class 1Ad	110,046
	Washington Mutual Mortgage Pass Through Certificates Trust
181,159	1.317%, 2/25/2047, Series 2007-OA3, Class 2Ad	135,036
	Wells Fargo Mortgage Backed Securities Trust
147,266	3.003%, 3/25/2036, Series 2006-AR2, Class 2A1	146,912
65,121	3.083%, 4/25/2036, Series 2006-AR8, Class 2A4	64,016
174,643	3.073%, 10/25/2036, Series 2006-AR14, Class 2A3	162,516
139,042	6.000%, 7/25/2037, Series 2007-10, Class 1A1	137,023
249,576	6.000%, 7/25/2037, Series 2007-8, Class 1A16	246,555

	Total	7,884,342

Commercial Mortgage-Backed Securities (<0.1%)
	Morgan Stanley Capital, Inc.
62,500	5.406%, 3/15/2044	62,446

	Total	62,446

Communications Services (2.7%)
	Altice US Finance I Corporation
135,000	5.500%, 5/15/2026[e]	137,700
	AMC Networks, Inc.
195,000	5.000%, 4/1/2024	195,488
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	22,495
	American Tower Corporation
30,000	2.800%, 6/1/2020	29,999
	AT&T, Inc.
29,000	5.875%, 10/1/2019	31,680
30,000	1.928%, 6/30/2020[d]	30,163
105,000	2.800%, 2/17/2021	104,080
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[e]	36,130
	CCOH Safari, LLC
185,000	5.750%, 2/15/2026[e]	191,475
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	94,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Communications Services (2.7%) - continued
	Charter Communications Operating, LLC
$67,000	3.579%, 7/23/2020	$68,308
17,000	4.464%, 7/23/2022	17,747
	Clear Channel Worldwide Holdings, Inc.
245,000	6.500%, 11/15/2022	250,512
	Columbus International, Inc.
120,000	7.375%, 3/30/2021[e]	127,697
	Comcast Corporation
65,000	1.625%, 1/15/2022	62,193
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	35,488
45,000	2.250%, 9/1/2021	43,494
200,000	5.250%, 1/15/2023	215,250
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[e]	20,250
	Digicel, Ltd.
184,810	6.000%, 4/15/2021*	167,107
	FairPoint Communications, Inc.
155,000	8.750%, 8/15/2019[e]	161,781
	Frontier Communications Corporation
175,000	8.875%, 9/15/2020	186,375
	Gray Television, Inc.
200,000	5.875%, 7/15/2026[e]	198,500
	Hughes Satellite Systems Corporation
69,000	6.500%, 6/15/2019	75,038
250,000	6.625%, 8/1/2026[e]	251,250
	Neptune Finco Corporation
115,000	10.875%, 10/15/2025[e]	136,850
	Nexstar Escrow Corporation
235,000	5.625%, 8/1/2024[e]	233,238
	Orange SA
60,000	1.625%, 11/3/2019	59,075
	SFR Group SA
120,000	6.000%, 5/15/2022[e]	123,150
	Sprint Corporation
165,000	7.625%, 2/15/2025	173,456
	Telefonica Emisiones SAU
30,000	3.192%, 4/27/2018	30,427
	T-Mobile USA, Inc.
125,000	6.633%, 4/28/2021	130,469
	Verizon Communications, Inc.
55,000	1.375%, 8/15/2019	54,119
85,000	2.625%, 2/21/2020	85,761
40,000	4.500%, 9/15/2020	42,773

	Total	3,824,243

Consumer Cyclical (2.2%)
	Allison Transmission, Inc.
245,000	5.000%, 10/1/2024[e]	247,450
	BMW US Capital, LLC
50,000	1.500%, 4/11/2019[e]	49,506
	Brookfield Residential Properties, Inc.
235,000	6.125%, 7/1/2022[e]	236,175
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	81,000
	Daimler Finance North America, LLC
21,000	1.875%, 1/11/2018[e]	21,026
	eBay, Inc.
35,000	2.500%, 3/9/2018	35,303
	ERAC USA Finance, LLC
40,000	2.350%, 10/15/2019[e]	39,945
	Ford Motor Credit Company, LLC
38,000	5.000%, 5/15/2018	39,482
50,000	2.597%, 11/4/2019	49,902
	General Motors Financial Company, Inc.
50,000	3.150%, 1/15/2020	50,283
56,000	4.375%, 9/25/2021	58,037
	GLP Capital, LP
120,000	4.875%, 11/1/2020	126,000
	Home Depot, Inc.
35,000	1.333%, 9/15/2017[d]	35,059
35,000	2.625%, 6/1/2022	35,132
	Jaguar Land Rover Automotive plc
77,000	5.625%, 2/1/2023[e]	80,272
	KB Home
71,000	4.750%, 5/15/2019	72,420
	L Brands, Inc.
77,000	6.625%, 4/1/2021	86,432
	Lennar Corporation
150,000	4.750%, 11/15/2022	153,750
	Live Nation Entertainment, Inc.
240,000	5.375%, 6/15/2022[e]	248,400
	Macy’s Retail Holdings, Inc.
36,000	7.450%, 7/15/2017	37,135
	MGM Resorts International
170,000	6.000%, 3/15/2023	183,600
	Newell Rubbermaid, Inc.
35,000	3.150%, 4/1/2021	35,590
	Prime Security Services Borrower, LLC
160,000	9.250%, 5/15/2023[e]	174,200
	PulteGroup, Inc.
235,000	4.250%, 3/1/2021	240,288
	Ralph Lauren Corporation
35,000	2.625%, 8/18/2020	35,328
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	128,047
	Six Flags Entertainment Corporation
110,000	5.250%, 1/15/2021[e]	112,475
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	53,365
	Visa, Inc.
35,000	2.200%, 12/14/2020	35,019
	Walgreens Boots Alliance, Inc.
35,000	1.750%, 5/30/2018	35,030
35,000	2.600%, 6/1/2021	34,749
	West Corporation
120,000	5.375%, 7/15/2022[e]	115,950
	Yum! Brands, Inc.
210,000	5.000%, 6/1/2024[e]	214,463

	Total	3,180,813

Consumer Non-Cyclical (2.1%)
	Abbott Laboratories
75,000	2.350%, 11/22/2019	75,051
	Actavis Funding SCS
26,000	2.208%, 3/12/2020[d]	26,498
	Anheuser-Busch InBev Finance, Inc.
60,000	2.146%, 2/1/2021[d]	61,055
45,000	2.650%, 2/1/2021	45,207
	Anheuser-Busch InBev Worldwide, Inc.
30,000	6.500%, 7/15/2018	32,126

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Consumer Non-Cyclical (2.1%) - continued
	B&G Foods, Inc.
$70,000	4.625%, 6/1/2021	$71,400
	BAT International Finance plc
35,000	1.473%, 6/15/2018[d,e]	35,007
	Baxter International, Inc.
50,000	1.700%, 8/15/2021	48,057
	Bayer U.S. Finance, LLC
50,000	2.375%, 10/8/2019[e]	50,065
	Boston Scientific Corporation
25,000	6.000%, 1/15/2020	27,454
	Bunge Limited Finance Corporation
35,000	3.500%, 11/24/2020	35,596
	Celgene Corporation
35,000	3.550%, 8/15/2022	35,857
	Cott Beverages, Inc.
120,000	5.375%, 7/1/2022	122,100
	CVS Health Corporation
24,000	2.250%, 12/5/2018	24,206
	EMD Finance, LLC
19,000	1.343%, 3/17/2017[d,e]	19,004
	Envision Healthcare Corporation
155,000	5.125%, 7/1/2022[e]	154,419
	Express Scripts Holding Company
35,000	3.000%, 7/15/2023	33,842
	Forest Laboratories, Inc.
37,000	4.375%, 2/1/2019[e]	38,435
	Gilead Sciences, Inc.
25,000	1.950%, 3/1/2022	24,164
35,000	3.250%, 9/1/2022	35,687
	Grifols Worldwide Operations, Ltd.
200,000	5.250%, 4/1/2022	207,000
	HCA, Inc.
64,810	4.750%, 5/1/2023	66,349
185,000	4.500%, 2/15/2027	181,763
	JBS USA, LLC
170,000	5.750%, 6/15/2025[e]	172,125
	Kraft Heinz Foods Company
50,000	5.375%, 2/10/2020	54,122
	Laboratory Corporation of America Holdings
20,000	2.625%, 2/1/2020	19,970
	Mead Johnson Nutrition Company
35,000	3.000%, 11/15/2020	35,411
	Merck & Company, Inc.
20,000	1.257%, 2/10/2020[d]	20,104
	Molson Coors Brewing Company
60,000	1.450%, 7/15/2019	59,089
	Mylan NV
35,000	3.150%, 6/15/2021[e]	34,318
	PepsiCo, Inc.
68,000	1.394%, 10/6/2021[d]	68,266
	Pernod Ricard SA
50,000	5.750%, 4/7/2021[e]	55,496
	Perrigo Finance plc
50,000	3.500%, 12/15/2021	50,354
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	212,000
	Revlon Consumer Products Corporation
64,810	5.750%, 2/15/2021	65,134
	Reynolds American, Inc.
19,000	3.250%, 6/12/2020	19,457
	Shire Acquisitions Investments Ireland Designated Activity Company
55,000	1.900%, 9/23/2019	54,277
	Teleflex, Inc.
200,000	4.875%, 6/1/2026	198,000
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	113,220
	Teva Pharmaceutical Finance Netherlands III BV
45,000	1.700%, 7/19/2019	44,194
	TreeHouse Foods, Inc.
110,000	4.875%, 3/15/2022	112,750
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[e]	52,982
	WM Wrigley Jr. Company
20,000	2.000%, 10/20/2017[e]	20,100

	Total	2,911,711

Energy (2.1%)
	Anadarko Petroleum Corporation
40,000	8.700%, 3/15/2019	45,442
	Antero Resources Corporation
140,000	5.125%, 12/1/2022	141,400
	BP Capital Markets plc
70,000	1.676%, 5/3/2019	69,487
	Buckeye Partners, LP
22,000	2.650%, 11/15/2018	22,140
	Cheniere Corpus Christi Holdings, LLC
250,000	7.000%, 6/30/2024[e]	270,625
	Chevron Corporation
35,000	1.421%, 11/16/2018[d]	35,140
	Concho Resources, Inc.
189,810	6.500%, 1/15/2022	196,396
70,000	4.375%, 1/15/2025	69,861
	Contura Energy, Inc.
120,000	10.000%, 8/1/2021*	128,100
	Crestwood Midstream Partners, LP
110,000	6.250%, 4/1/2023	112,200
	Devon Energy Corporation
50,000	3.250%, 5/15/2022	49,631
	Ecopetrol SA
62,000	5.875%, 9/18/2023	65,627
	Enbridge, Inc.
19,000	1.384%, 6/2/2017[d]	19,002
	Encana Corporation
14,000	3.900%, 11/15/2021	14,101
	EOG Resources, Inc.
45,000	2.625%, 3/15/2023	43,579
	EQT Corporation
5,000	5.150%, 3/1/2018	5,154
26,000	8.125%, 6/1/2019	29,242
	Exxon Mobil Corporation
55,000	1.708%, 3/1/2019	55,106
	Marathon Oil Corporation
25,000	2.800%, 11/1/2022	23,879
	Marathon Petroleum Corporation
35,000	3.400%, 12/15/2020	35,768
	MEG Energy Corporation
77,000	6.375%, 1/30/2023[e]	68,530
	MPLX, LP
330,000	4.875%, 12/1/2024	339,404
	Northern Tier Energy, LLC
185,000	7.125%, 11/15/2020	192,169

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Energy (2.1%) - continued
	Petrobras Global Finance BV
$138,000	8.375%, 5/23/2021	$148,695
	Petroleos Mexicanos
40,000	4.607%, 3/11/2022[d,e]	41,250
168,000	6.500%, 3/13/2027[e]	173,292
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	127,033
	Rowan Companies, Inc.
25,000	7.375%, 6/15/2025	25,500
	Sabine Pass Liquefaction, LLC
155,000	5.625%, 3/1/2025	165,850
	Schlumberger Holdings Corporation
35,000	3.000%, 12/21/2020[e]	35,713
	Shell International Finance BV
30,000	1.352%, 5/11/2020[d]	30,019
	Sunoco Logistics Partners Operations, LP
35,000	4.400%, 4/1/2021	36,829
	TransCanada Trust
150,000	5.875%, 8/15/2076	156,000
	Transcontinental Gas Pipe Line Company, LLC
40,000	7.850%, 2/1/2026[e]	50,377

	Total	3,022,541

Financials (5.2%)
	Abbey National Treasury Services plc
40,000	1.407%, 9/29/2017[d]	39,930
	ACE INA Holdings, Inc.
35,000	2.875%, 11/3/2022	35,247
	AerCap Ireland Capital, Ltd.
100,000	3.950%, 2/1/2022	100,875
	Aetna, Inc.
80,000	1.900%, 6/7/2019	79,796
	Air Lease Corporation
36,000	2.125%, 1/15/2018	36,061
17,000	2.625%, 9/4/2018	17,115
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	103,000
100,000	4.125%, 3/30/2020	102,000
	American Express Credit Corporation
35,000	2.009%, 9/14/2020[d]	35,583
	Australia and New Zealand Banking Group, Ltd.
200,000	6.750%, 6/15/2026[e,h]	211,142
	BAC Capital Trust XIV
200,000	4.000%, 1/19/2017[d,h]	157,000
	Bank of America Corporation
44,000	5.700%, 5/2/2017	44,599
40,000	1.700%, 8/25/2017	40,052
20,000	8.000%, 1/30/2018[h]	20,550
76,000	2.066%, 3/22/2018[d]	76,512
15,000	5.650%, 5/1/2018	15,714
60,000	5.625%, 7/1/2020	65,928
40,000	2.625%, 4/19/2021	39,691
90,000	2.061%, 10/21/2022[d]	91,558
	Bank of Montreal
65,000	1.500%, 7/18/2019	64,120
	BB&T Corporation
38,000	2.050%, 6/19/2018	38,191
	Bear Stearns Companies, LLC
45,000	6.400%, 10/2/2017	46,615
	BNP Paribas SA
30,000	2.375%, 9/14/2017	30,200
200,000	7.625%, 3/30/2021[e,h]	211,020
	Caisse Centrale Desjardins du Quebec
25,000	1.552%, 1/29/2018[d,e]	24,975
	Centene Escrow Corporation
180,000	5.625%, 2/15/2021	189,252
	Central Fidelity Capital Trust I
195,000	1.880%, 4/15/2027[d]	175,988
	CIT Group, Inc.
80,000	3.875%, 2/19/2019	81,700
	Citigroup, Inc.
69,000	1.850%, 11/24/2017	69,126
75,000	2.050%, 6/7/2019	74,686
60,000	2.650%, 10/26/2020	59,996
55,000	2.361%, 9/1/2023[d]	56,094
	CNA Financial Corporation
55,000	5.750%, 8/15/2021	61,387
	Credit Agricole SA
25,000	1.923%, 6/10/2020[d,e]	25,085
	Credit Suisse Group AG
150,000	7.500%, 12/11/2023[e,h]	156,937
	CyrusOne, LP
64,000	6.375%, 11/15/2022	67,360
	Discover Bank
10,000	8.700%, 11/18/2019	11,349
	Discover Financial Services
20,000	6.450%, 6/12/2017	20,410
	Fifth Third Bancorp
48,000	5.450%, 1/15/2017	48,066
	Goldman Sachs Group, Inc.
20,000	2.625%, 1/31/2019	20,208
90,000	7.500%, 2/15/2019	99,737
40,000	2.000%, 4/25/2019	39,825
25,000	2.042%, 4/23/2020[d]	25,239
55,000	2.241%, 11/15/2021[d]	55,297
30,000	2.537%, 11/29/2023[d]	30,930
120,000	5.300%, 11/10/2026[h]	115,050
	Guardian Life Global Funding
40,000	2.000%, 4/26/2021[e]	38,977
	Hartford Financial Services Group, Inc.
45,000	6.000%, 1/15/2019	48,407
	HCP, Inc.
25,000	3.750%, 2/1/2019	25,694
	Health Care REIT, Inc.
26,000	4.700%, 9/15/2017	26,557
	Hospitality Properties Trust
40,000	4.250%, 2/15/2021	41,351
	Huntington Bancshares, Inc.
55,000	3.150%, 3/14/2021	55,730
	Hutchison Whampoa Finance CI, Ltd.
46,000	1.625%, 10/31/2017[e]	45,893
	Icahn Enterprises, LP
90,000	6.000%, 8/1/2020	91,912
	ILFC E-Capital Trust II
300,000	4.920%, 12/21/2065[d,e]	264,000
	ING Capital Funding Trust III
25,000	4.438%, 3/31/2017[d,h]	24,875
	International Lease Finance Corporation
85,000	5.875%, 4/1/2019	90,268
	Intesa Sanpaolo SPA
10,000	3.875%, 1/16/2018	10,132
32,000	3.875%, 1/15/2019	32,562
	J.P. Morgan Chase & Company
39,000	7.900%, 4/30/2018[h]	40,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Financials (5.2%) - continued
$20,000	6.300%, 4/23/2019	$21,846
15,000	2.250%, 1/23/2020	14,955
60,000	4.950%, 3/25/2020	64,606
60,000	2.700%, 5/18/2023	58,638
71,000	2.112%, 10/24/2023[d]	72,418
	KeyCorp
30,000	2.300%, 12/13/2018	30,173
65,000	5.000%, 9/15/2026[h]	59,963
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[e]	10,870
	Lincoln National Corporation
65,000	6.250%, 2/15/2020	71,743
	Lloyds Bank plc
25,000	1.490%, 3/16/2018[d]	25,034
	Macquarie Bank, Ltd.
40,000	2.060%, 1/15/2019[d,e]	40,315
	MetLife, Inc.
36,000	1.903%, 12/15/2017	36,093
	Mizuho Corporate Bank, Ltd.
25,000	1.550%, 10/17/2017[e]	24,976
	Morgan Stanley
40,000	6.625%, 4/1/2018	42,296
25,000	2.026%, 1/27/2020[d]	25,221
40,000	2.500%, 4/21/2021	39,531
26,000	4.875%, 11/1/2022	27,835
80,000	2.282%, 10/24/2023[d]	80,889
	MPT Operating Partnership, LP
110,000	5.500%, 5/1/2024	111,100
	Murray Street Investment Trust I
60,000	4.647%, 3/9/2017	60,313
	National City Corporation
20,000	6.875%, 5/15/2019	22,005
	New York Life Global Funding
35,000	1.550%, 11/2/2018[e]	34,893
	Nomura Holdings, Inc.
21,000	2.750%, 3/19/2019	21,191
	Quicken Loans, Inc.
190,000	5.750%, 5/1/2025[e]	184,775
	Realty Income Corporation
33,000	2.000%, 1/31/2018	33,090
	Regions Bank
17,000	7.500%, 5/15/2018	18,210
	Regions Financial Corporation
35,000	3.200%, 2/8/2021	35,467
	Reinsurance Group of America, Inc.
40,000	5.625%, 3/15/2017	40,325
	Royal Bank of Scotland Group plc
217,000	7.640%, 9/30/2017[h]	201,268
162,000	7.648%, 9/30/2031[h]	185,085
	Simon Property Group, LP
35,000	2.500%, 9/1/2020	35,238
60,000	2.500%, 7/15/2021	60,005
	Societe Generale SA
155,000	8.250%, 11/29/2018[h]	161,209
	Standard Chartered plc
280,000	6.409%, 1/30/2027[e,h]	214,200
	State Street Capital Trust IV
411,000	1.963%, 6/15/2037[d]	363,221
	State Street Corporation
35,000	1.809%, 8/18/2020[d]	35,468
	Sumitomo Mitsui Banking Corporation
25,000	1.460%, 1/16/2018[d]	25,031
	SunTrust Banks, Inc.
35,000	2.900%, 3/3/2021	35,465
	Synchrony Financial
56,000	1.875%, 8/15/2017	56,044
15,000	2.111%, 2/3/2020[d]	14,830
	Toronto-Dominion Bank
40,000	1.722%, 1/22/2019[d]	40,328
35,000	1.889%, 12/14/2020[d]	35,411
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	36,022
	USB Realty Corporation
195,000	2.027%, 1/15/2022[d,e,h]	171,600
	Voya Financial, Inc.
30,000	2.900%, 2/15/2018	30,368
	Wells Fargo & Company
25,000	1.567%, 1/30/2020[d]	24,988
35,000	2.100%, 7/26/2021	34,026
80,000	2.117%, 10/31/2023[d]	80,987
	Westpac Banking Corporation
75,000	1.761%, 8/19/2021[d]	75,216

	Total	7,272,720

Foreign Government (12.8%)
	Argentina Government International Bond
140,000	7.500%, 4/22/2026[e]	147,000
	Brazil Government International Bond
431,000	4.875%, 1/22/2021	443,930
460,000	2.625%, 1/5/2023	409,400
337,000	6.000%, 4/7/2026	348,795
240,000	7.125%, 1/20/2037	250,200
288,000	5.000%, 1/27/2045	233,626
200,000	5.625%, 2/21/2047	175,500
	Colombia Government International Bond
240,000	4.375%, 7/12/2021	251,400
430,000	2.625%, 3/15/2023	405,275
180,000	4.000%, 2/26/2024	181,800
150,000	5.625%, 2/26/2044	154,500
288,000	5.000%, 6/15/2045	273,240
	Croatia Government International Bond
48,000	6.750%, 11/5/2019[e]	52,080
255,000	6.625%, 7/14/2020[e]	277,353
150,000	6.000%, 1/26/2024[e]	162,563
	Export-Import Bank of Korea
25,000	2.250%, 1/21/2020	24,852
	Hungary Government International Bond
96,000	6.375%, 3/29/2021	107,497
386,000	5.750%, 11/22/2023	427,978
334,000	5.375%, 3/25/2024	364,060
	Indonesia Government International Bond
340,000	4.875%, 5/5/2021[e]	359,928
225,000	3.375%, 4/15/2023[e]	219,483
282,000	5.875%, 1/15/2024[e]	311,132
210,000	4.125%, 1/15/2025[e]	208,076
277,000	4.750%, 1/8/2026[e]	285,943
350,000	8.500%, 10/12/2035[e]	474,807
480,000	5.125%, 1/15/2045[e]	478,923
	Mexico Government International Bond
50,000	5.750%, 10/12/2110	46,125
144,000	3.625%, 3/15/2022	144,288
284,000	4.000%, 10/2/2023	284,653
322,000	3.600%, 1/30/2025	310,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Foreign Government (12.8%) - continued
$411,000	4.125%, 1/21/2026	$407,712
96,000	6.750%, 9/27/2034	113,760
120,000	6.050%, 1/11/2040	129,780
454,000	4.750%, 3/8/2044	412,686
188,000	5.550%, 1/21/2045	192,230
196,000	4.600%, 1/23/2046	175,910
200,000	4.350%, 1/15/2047	171,500
	Panama Government International Bond
146,000	4.000%, 9/22/2024	148,555
173,000	3.750%, 3/16/2025	171,702
190,000	6.700%, 1/26/2036	230,565
	Peru Government International Bond
105,000	5.625%, 11/18/2050	118,913
252,000	4.125%, 8/25/2027	261,765
245,000	8.750%, 11/21/2033	357,700
	Philippines Government International Bond
416,000	4.000%, 1/15/2021	442,453
295,000	7.750%, 1/14/2031	414,691
110,000	6.375%, 10/23/2034	143,079
92,000	5.000%, 1/13/2037	103,815
184,000	3.950%, 1/20/2040	181,150
	Romania Government International Bond
148,000	4.375%, 8/22/2023[e]	152,292
80,000	4.875%, 1/22/2024[e]	84,614
52,000	6.125%, 1/22/2044[e]	60,697
	Russia Government International Bond
188,000	3.500%, 1/16/2019[e]	191,064
880,000	5.000%, 4/29/2020[e]	933,812
335,000	4.875%, 9/16/2023[e]	352,896
251,450	7.500%, 3/31/2030[e]	302,746
507,000	5.625%, 4/4/2042[e]	545,214
	South Africa Government International Bond
55,000	5.500%, 3/9/2020	58,234
145,000	5.875%, 5/30/2022	157,873
241,000	4.300%, 10/12/2028	223,528
	Turkey Government International Bond
102,000	7.500%, 11/7/2019	110,925
392,000	7.000%, 6/5/2020	420,899
445,000	5.125%, 3/25/2022	441,618
188,000	6.250%, 9/26/2022	195,247
310,000	5.750%, 3/22/2024	310,896
448,000	4.250%, 4/14/2026	398,225
200,000	4.875%, 10/9/2026	185,039
307,000	6.875%, 3/17/2036	315,786
208,000	4.875%, 4/16/2043	167,544
421,000	6.625%, 2/17/2045	418,621

	Total	18,020,551

Mortgage-Backed Securities (14.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,650,000	3.000%, 1/1/2032[c]	1,692,405
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
28,360	5.500%, 9/1/2024	31,430
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 1/1/2047[c]	787,350
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,100,000	2.500%, 1/1/2032[c]	2,102,310
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
211,303	6.000%, 8/1/2024	239,046
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,000,000	3.000%, 1/1/2047[c]	4,963,500
5,100,000	3.500%, 1/1/2047[c]	5,223,930
3,600,000	4.000%, 1/1/2047[c]	3,782,880
1,325,000	4.500%, 1/1/2047[c]	1,424,640

	Total	20,247,491

Technology (1.2%)
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[e]	72,375
	Apple, Inc.
30,000	1.202%, 5/6/2020[d]	29,975
	Automatic Data Processing, Inc.
35,000	2.250%, 9/15/2020	35,155
	Cisco Systems, Inc.
40,000	1.511%, 2/21/2018[d]	40,230
35,000	1.431%, 3/1/2019[d]	35,200
	CommScope Technologies Finance, LLC
130,000	6.000%, 6/15/2025[e]	137,800
	Diamond 1 Finance Corporation
35,000	3.480%, 6/1/2019[e]	35,719
	Equinix, Inc.
155,000	5.750%, 1/1/2025	161,975
	Fidelity National Information Services, Inc.
37,000	1.450%, 6/5/2017	37,014
35,000	3.625%, 10/15/2020	36,208
75,000	2.250%, 8/15/2021	73,059
	First Data Corporation
110,000	5.375%, 8/15/2023[e]	114,125
	Hewlett Packard Enterprise Company
58,000	3.600%, 10/15/2020	58,961
	Intel Corporation
60,000	1.700%, 5/19/2021	58,543
35,000	3.100%, 7/29/2022	35,952
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	68,861
	NXP BV
170,000	3.875%, 9/1/2022[e]	172,125
	Oracle Corporation
30,000	2.500%, 5/15/2022	29,760
	Plantronics, Inc.
200,000	5.500%, 5/31/2023[e]	202,000
	Sensata Technologies BV
130,000	4.875%, 10/15/2023[e]	132,925
	Texas Instruments, Inc.
30,000	1.750%, 5/1/2020	29,651
	Tyco Electronics Group SA
38,000	6.550%, 10/1/2017	39,415

	Total	1,637,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (57.7%)	Value
Transportation (0.4%)
	Air Canada Pass Through Trust
$13,975	3.875%, 3/15/2023[e]	$13,485
	American Airlines Pass Through Trust
15,982	4.950%, 1/15/2023	17,041
	Avis Budget Car Rental, LLC
105,000	5.125%, 6/1/2022[e]	102,900
	Delta Air Lines, Inc.
17,424	4.950%, 5/23/2019	18,260
	ERAC USA Finance, LLC
65,000	2.600%, 12/1/2021[e]	63,905
	J.B. Hunt Transport Services, Inc.
35,000	3.300%, 8/15/2022	35,102
	Korea Expressway Corporation
33,000	1.625%, 4/28/2017[e]	32,980
	United Airlines Pass Through Trust
35,000	3.700%, 12/1/2022	35,263
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[e]	210,000

	Total	528,936

U.S. Government and Agencies (1.5%)
	U.S. Treasury Notes
925,000	1.125%, 8/31/2021	892,884
1,070,000	2.125%, 6/30/2022	1,072,608
100,000	1.625%, 2/15/2026	93,294

	Total	2,058,786

Utilities (1.2%)
	AES Corporation
64,000	7.375%, 7/1/2021	71,290
	Ameren Corporation
35,000	2.700%, 11/15/2020	35,161
	Arizona Public Service Company
20,000	2.200%, 1/15/2020	20,011
	Berkshire Hathaway Energy Company
48,000	2.400%, 2/1/2020	48,101
	Calpine Corporation
100,000	6.000%, 1/15/2022[e]	104,500
120,000	5.375%, 1/15/2023	117,300
	Dominion Resources, Inc.
25,000	1.600%, 8/15/2019	24,608
	DTE Energy Company
46,000	2.400%, 12/1/2019	46,205
	Dynegy, Inc.
140,000	7.375%, 11/1/2022	133,700
	El Paso Corporation
18,000	7.000%, 6/15/2017	18,417
	Emera U.S. Finance, LP
40,000	2.150%, 6/15/2019[e]	39,917
	Energy Transfer Equity, LP
170,000	5.500%, 6/1/2027	165,750
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	62,088
	Eversource Energy
15,000	1.600%, 1/15/2018	14,964
	Exelon Generation Company, LLC
20,000	5.200%, 10/1/2019	21,425
15,000	2.950%, 1/15/2020	15,171
	Fortis, Inc.
55,000	2.100%, 10/4/2021[e]	53,107
	NextEra Energy Capital Holdings, Inc.
35,000	2.300%, 4/1/2019	35,253
	NiSource Finance Corporation
16,000	6.400%, 3/15/2018	16,848
50,000	5.450%, 9/15/2020	54,560
	NRG Energy, Inc.
64,810	6.625%, 3/15/2023	64,972
	Pacific Gas & Electric Company
26,000	5.625%, 11/30/2017	26,963
	PG&E Corporation
19,000	2.400%, 3/1/2019	19,068
	PPL Capital Funding, Inc.
85,000	3.500%, 12/1/2022	86,834
	PSEG Power, LLC
75,000	3.000%, 6/15/2021	75,165
	Sempra Energy
36,000	6.150%, 6/15/2018	38,134
15,000	2.400%, 3/15/2020	14,970
	Southern California Edison Company
10,000	2.400%, 2/1/2022	9,961
	Southern Company
80,000	1.850%, 7/1/2019	79,718
	Tesoro Corporation
110,000	4.750%, 12/15/2023[e]	110,550
	Williams Partners, LP
25,000	5.250%, 3/15/2020	26,694
	Xcel Energy, Inc.
30,000	1.200%, 6/1/2017	29,971

	Total	1,681,376

	Total Long-Term Fixed Income (cost $81,588,786)	81,116,993

Shares	Registered Investment Companies (7.7%)
Equity Funds/ETFs (0.2%)
6,450	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	81,334
7,200	BlackRock Resources & Commodities Strategy Trust	59,544
3,200	Guggenheim Multi-Asset Income ETF	64,512

	Total	205,390

Fixed Income Funds/ETFs (7.5%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	148,901
9,425	Doubleline Income Solutions Fund	178,981
5,211	First Trust High Income Long/Short Fund	83,793
12,472	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,374,664
13,400	iShares S&P U.S. Preferred Stock Index Fund	498,614
29,597	MFS Intermediate Income Trust	131,410
10,814	Pimco Dynamic Credit And Mortgage Income Fund	218,659
95,700	PowerShares Senior Loan Portfolio	2,235,552
43,440	SPDR Bloomberg Barclays High Yield Bond ETF	1,583,388
24,789	Templeton Global Income Fund	160,633
45,320	Vanguard Short-Term Corporate Bond ETF	3,597,048
11,299	Western Asset Emerging Markets Debt Fund, Inc.	166,208
16,794	Western Asset High Income Opportunity Fund, Inc.	83,802

	Total	10,461,653

	Total Registered Investment Companies (cost $10,949,723)	10,667,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (1.3%)	Value
Consumer Staples (<0.1%)
2,280	CHS, Inc., 7.100%[h]	$60,443

	Total	60,443

Energy (0.1%)
2,602	Alpha Natural Resources, Inc., 0.000%[i]	52,040
2,602	ANR Holdings, Inc., 0.000%[i]	14,051

	Total	66,091

Financials (1.2%)
1,870	Agribank FCB, 6.875%[h]	198,804
10,320	Citigroup, Inc., 6.875%[h]	282,252
1,445	Cobank ACB, 6.250%[h]	146,532
5,180	Countrywide Capital V, 7.000%	131,883
7,800	GMAC Capital Trust I, 6.602%[d]	198,120
7,400	Goldman Sachs Group, Inc., 5.500%[h]	187,812
6,900	Morgan Stanley, 7.125%[h]	194,097
4,839	U.S. Bancorp, 6.500%[h]	136,895
169	Wells Fargo & Company, Convertible, 7.500%[h]	201,110

	Total	1,677,505

	Total Preferred Stock (cost $1,714,094)	1,804,039

	Common Stock (0.5%)
Energy (0.3%)
851	Arch Coal, Inc.[i]	66,421
3,502	Contura Energy, Inc.[i]	248,642
341	Vantage Drilling International[i]	34,441

	Total	349,504

Financials (0.2%)
24,100	Apollo Investment Corporation	141,226
11,100	Ares Capital Corporation	183,039

	Total	324,265

Materials (<0.1%)
7,833	Verso Corporation[i]	55,614

	Total	55,614

	Total Common Stock (cost $678,171)	729,383

Shares or Principal Amount	Short-Term Investments (19.2%)j
	Federal Home Loan Bank Discount Notes
100,000	0.344%, 1/6/2017[k]	99,997
100,000	0.355%, 1/25/2017[k]	99,977
100,000	0.365%, 1/27/2017[k]	99,974
	Thrivent Core Short-Term Reserve Fund
2,664,922	0.910%	26,649,222

	Total Short-Term Investments (cost $26,949,167)	26,949,170

	Total Investments (cost $163,213,783) 116.0%	$162,867,126

	Other Assets and Liabilities, Net (16.0%)	(22,507,712)

	Total Net Assets 100.0%	$140,359,414

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $16,940,677 or 12.1% of total net assets.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
g	All or a portion of the security is insured or guaranteed.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Portfolio as of December 31, 2016 was $3,044,389 or 2.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$123,864
CAM Mortgage, LLC, 7/15/2064	6/24/2015	1,463
Citi Held For Asset Issuance, 8/15/2022	2/26/2016	177,024
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	251,850
Contura Energy, Inc., 8/1/2021	11/4/2013	188,804
Digicel, Ltd., 4/15/2021	8/19/2013	186,039
FRS, LLC, 4/15/2043	11/17/2016	68,341
Marlette Funding Trust, 1/17/2023	7/20/2016	257,490
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	106,299
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	147,211
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	300,000
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	193,938
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	192,594
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	173,443
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	86,433
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	105,947
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	237,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	$67,305
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	297,323

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (13.9%)
36,970	Abercrombie & Fitch Company	$443,640
40,910	American Axle & Manufacturing Holdings, Inc.[a]	789,563
8,750	American Public Education, Inc.[a]	214,813
7,050	Arctic Cat, Inc.[a]	105,891
10,730	Asbury Automotive Group, Inc.[a]	662,041
91,440	Ascena Retail Group, Inc.[a]	566,014
21,097	Barnes & Noble Education, Inc.[a]	241,983
30,080	Barnes & Noble, Inc.	335,392
45,690	Belmond, Ltd.[a]	609,961
9,530	Big 5 Sporting Goods Corporation	165,345
538	Biglari Holdings, Inc.[a]	254,582
10,680	BJ’s Restaurants, Inc.[a]	419,724
6,270	Blue Nile, Inc.	254,750
10,730	Bob Evans Farms, Inc.	570,943
44,290	Boyd Gaming Corporation[a]	893,329
15,140	Buckle, Inc.[b]	345,192
23,715	Caleres, Inc.	778,326
50,850	Callaway Golf Company	557,316
6,240	Capella Education Company	547,872
34,510	Career Education Corporation[a]	348,206
13,690	Cato Corporation	411,795
4,560	Cavco Industries, Inc.[a]	455,316
9,750	Children’s Place, Inc.	984,262
9,110	Chuy’s Holdings, Inc.[a]	295,620
9,540	Cooper-Standard Holdings, Inc.[a]	986,245
25,020	Core-Mark Holding Company, Inc.	1,077,611
40,000	Crocs, Inc.[a]	274,400
20,160	Dave & Buster’s Entertainment, Inc.[a]	1,135,008
9,270	DineEquity, Inc.	713,790
16,340	Dorman Products, Inc.[a]	1,193,800
13,250	Drew Industries, Inc.	1,427,688
30,673	E.W. Scripps Company[a]	592,909
11,650	El Pollo Loco Holdings, Inc.[a]	143,295
13,840	Ethan Allen Interiors, Inc.	510,004
42,450	Express, Inc.[a]	456,762
14,320	Fiesta Restaurant Group, Inc.[a]	427,452
21,983	Finish Line, Inc.	413,500
29,700	Five Below, Inc.[a]	1,186,812
15,390	Fox Factory Holding Corporation[a]	427,073
20,400	Francesca’s Holdings Corporation[a]	367,812
19,050	Fred’s, Inc.[b]	353,568
9,220	FTD Companies, Inc.[a]	219,805
63,360	Gannett Company, Inc.	615,226
11,260	Genesco, Inc.[a]	699,246
19,670	Gentherm, Inc.[a]	665,830
23,650	G-III Apparel Group, Ltd.[a]	699,094
10,730	Group 1 Automotive, Inc.	836,296
33,450	Guess ?, Inc.	404,745
10,190	Haverty Furniture Companies, Inc.	241,503
12,130	Hibbett Sports, Inc.[a]	452,449
30,250	Iconix Brand Group, Inc.[a]	282,535
57,080	ILG, Inc.	1,037,144
10,640	Installed Building Products, Inc.[a]	439,432
14,700	iRobot Corporation[a]	859,215
7,880	Kirkland’s, Inc.[a]	122,219
26,360	La-Z-Boy, Inc.	818,478
9,220	LGI Homes, Inc.[a,b]	264,891
12,660	Lithia Motors, Inc.	1,225,868
14,700	Lumber Liquidators Holdings, Inc.[a,b]	231,378
22,210	M.D.C. Holdings, Inc.	569,909
13,280	M/I Homes, Inc.[a]	334,390
10,150	Marcus Corporation	319,725
13,380	MarineMax, Inc.[a]	258,903
13,080	Marriott Vacations Worldwide Corporation	1,109,838
20,240	Meritage Homes Corporation[a]	704,352
5,880	Monarch Casino & Resort, Inc.[a]	151,586
17,400	Monro Muffler Brake, Inc.	995,280
10,040	Motorcar Parts of America, Inc.[a]	270,277
8,250	Movado Group, Inc.	237,187
16,940	Nautilus, Inc.[a]	313,390
28,270	New Media Investment Group, Inc.	452,037
15,880	Nutrisystem, Inc.	550,242
25,700	Ollie’s Bargain Outlet Holdings, Inc.[a,b]	731,165
8,040	Oxford Industries, Inc.	483,445
6,530	Perry Ellis International, Inc.[a]	162,662
11,080	PetMed Express, Inc.[b]	255,616
11,170	Popeyes Louisiana Kitchen, Inc.[a]	675,562
6,930	Red Robin Gourmet Burgers, Inc.[a]	390,852
19,000	Regis Corporation[a]	275,880
28,380	Rent-A-Center, Inc.	319,275
33,040	Ruby Tuesday, Inc.[a]	106,719
16,080	Ruth’s Hospitality Group, Inc.	294,264
14,460	Scholastic Corporation	686,705
27,270	Scientific Games Corporation[a,b]	381,780
24,290	Select Comfort Corporation[a]	549,440
7,140	Shoe Carnival, Inc.	192,637
14,240	Sonic Automotive, Inc.	326,096
24,712	Sonic Corporation	655,115
13,510	Stage Stores, Inc.	59,039
8,570	Stamps.com, Inc.[a,b]	982,551
10,930	Standard Motor Products, Inc.	581,695
16,750	Stein Mart, Inc.	91,790
29,445	Steven Madden, Ltd.[a]	1,052,659
5,570	Strayer Education, Inc.[a]	449,109
10,250	Sturm, Ruger & Company, Inc.[b]	540,175
12,380	Superior Industries International, Inc.	326,213
26,440	Tailored Brands, Inc.	675,542
17,810	Tile Shop Holdings, Inc.[a]	348,185
20,530	TopBuild Corporation[a]	730,868
24,870	Tuesday Morning Corporation[a]	134,298
8,240	Unifi, Inc.[a]	268,871
7,790	Universal Electronics, Inc.[a]	502,844
10,630	Vera Bradley, Inc.[a]	124,584
12,970	Vitamin Shoppe, Inc.[a]	308,038
11,760	WCI Communities, Inc.[a]	275,772
15,560	Wingstop, Inc.	460,420
14,180	Winnebago Industries, Inc.	448,797
53,740	Wolverine World Wide, Inc.	1,179,593
20,700	World Wrestling Entertainment, Inc.	380,880
9,430	Zumiez, Inc.[a]	206,045

	Total	55,937,256

Consumer Staples (2.8%)
13,990	Andersons, Inc.	625,353
35,860	B&G Foods, Inc.	1,570,668
8,230	Calavo Growers, Inc.	505,322
16,000	Cal-Maine Foods, Inc.[b]	706,800
5,460	Central Garden & Pet Company[a]	180,671
18,190	Central Garden & Pet Company, Class Aa	562,071
88,980	Darling Ingredients, Inc.[a]	1,148,732
9,300	Inter Parfums, Inc.	304,575
8,010	J & J Snack Foods Corporation	1,068,774
5,970	Medifast, Inc.	248,531
10,630	Sanderson Farms, Inc.	1,001,771
3,310	Seneca Foods Corporation[a]	132,566
20,160	SpartanNash Company	797,126
142,745	SUPERVALU, Inc.[a]	666,619
12,250	Universal Corporation	780,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value
Consumer Staples (2.8%) - continued
7,640	WD-40 Company	$893,116

	Total	11,193,633

Energy (3.4%)
37,400	Archrock, Inc.	493,680
32,130	Atwood Oceanics, Inc.[b]	421,867
37,580	Bill Barrett Corporation[a]	262,684
17,120	Bristow Group, Inc.	350,618
11,150	CARBO Ceramics, Inc.[a]	116,629
32,890	Carrizo Oil & Gas, Inc.[a]	1,228,441
33,280	Cloud Peak Energy, Inc.[a]	186,701
12,140	Contango Oil & Gas Company[a]	113,388
10,200	Era Group, Inc.[a]	173,094
16,875	Exterran Corporation[a]	403,313
7,030	Geospace Technologies Corporation[a]	143,131
19,000	Green Plains, Inc.	529,150
7,110	Gulf Island Fabrication, Inc.	84,609
60,820	Helix Energy Solutions Group, Inc.[a]	536,432
17,160	Hornbeck Offshore Services, Inc.[a]	123,895
14,300	Matrix Service Company[a]	324,610
46,680	Newpark Resources, Inc.[a]	350,100
24,130	Northern Oil and Gas, Inc.[a]	66,357
30,010	PDC Energy, Inc.[a]	2,178,126
36,820	Pioneer Energy Services Corporation[a]	252,217
3,060	REX American Resources Corporation[a]	302,175
8,610	SEACOR Holdings, Inc.[a]	613,721
107,750	Synergy Resources Corporation[a]	960,053
25,270	Tesco Corporation[a]	208,477
57,760	TETRA Technologies, Inc.[a]	289,955
24,840	Tidewater, Inc.[a]	84,704
38,410	U.S. Silica Holdings, Inc.	2,177,079
27,340	Unit Corporation[a]	734,626

	Total	13,709,832

Financials (17.9%)
47,270	American Equity Investment Life Holding Company	1,065,466
19,330	Ameris Bancorp	842,788
10,380	AMERISAFE, Inc.	647,193
48,980	Astoria Financial Corporation	913,477
26,640	Banc of California, Inc.[b]	462,204
22,700	Bank Mutual Corporation	214,515
14,270	Banner Corporation	796,409
31,290	Bofi Holding, Inc.[a,b]	893,330
44,650	Boston Private Financial Holdings, Inc.	738,957
38,300	Brookline Bancorp, Inc.	628,120
8,990	Calamos Asset Management, Inc.	76,864
51,300	Capstead Mortgage Corporation	522,747
17,770	Cardinal Financial Corporation	582,678
16,620	Central Pacific Financial Corporation	522,200
8,200	City Holding Company	554,320
31,480	Columbia Banking System, Inc.	1,406,526
24,050	Community Bank System, Inc.	1,486,049
15,180	Customers Bancorp, Inc.[a]	543,748
54,790	CVB Financial Corporation	1,256,335
16,825	Dime Community Bancshares, Inc.	338,182
14,193	Donnelley Financial Solutions, Inc.[a]	326,155
8,960	eHealth, Inc.[a]	95,424
17,310	Employers Holdings, Inc.	685,476
12,670	Encore Capital Group, Inc.[a,b]	362,996
12,637	Enova International, Inc.[a]	158,594
20,900	Evercore Partners, Inc.	1,435,830
26,270	EZCORP, Inc.[a]	279,776
11,430	Fidelity Southern Corporation	270,548
28,690	Financial Engines, Inc.	1,054,358
72,503	First BanCorp[a]	479,245
47,760	First Commonwealth Financial Corporation	677,237
33,450	First Financial Bancorp	951,652
35,750	First Financial Bankshares, Inc.[b]	1,615,900
43,842	First Midwest Bancorp, Inc.	1,106,134
8,520	First NBC Bank Holding Company[a]	62,196
26,294	FirstCash, Inc.	1,235,818
41,540	Glacier Bancorp, Inc.	1,504,994
31,510	Great Western Bancorp, Inc.	1,373,521
23,720	Green Dot Corporation[a]	558,606
14,520	Greenhill & Company, Inc.	402,204
17,412	Hanmi Financial Corporation	607,679
4,580	HCI Group, Inc.[b]	180,818
67,300	Home BancShares, Inc.	1,868,921
12,490	HomeStreet, Inc.[a]	394,684
68,804	Hope Bancorp, Inc.	1,506,120
21,620	Horace Mann Educators Corporation	925,336
14,580	Independent Bank Corporation	1,027,161
5,930	Infinity Property & Casualty Corporation	521,247
36,280	Interactive Brokers Group, Inc.	1,324,583
7,980	INTL FCStone, Inc.[a]	316,008
16,690	Investment Technology Group, Inc.	329,461
22,510	LegacyTexas Financial Group, Inc.	969,281
3,890	LendingTree, Inc.[a,b]	394,252
38,930	Maiden Holdings, Ltd.	679,329
14,100	National Bank Holdings Corporation	449,649
5,940	Navigators Group, Inc.	699,435
23,290	NBT Bancorp, Inc.	975,385
24,240	Northfield Bancorp, Inc.	484,073
55,150	Northwest Bancshares, Inc.	994,354
23,760	OFG Bancorp[b]	311,256
73,090	Old National Bancorp	1,326,583
9,840	Opus Bank	295,692
20,500	Oritani Financial Corporation	384,375
23,570	Pinnacle Financial Partners, Inc.	1,633,401
7,640	Piper Jaffray Companies[a]	553,900
25,270	PRA Group, Inc.[a]	988,057
28,540	ProAssurance Corporation	1,603,948
32,580	Provident Financial Services, Inc.	922,014
20,640	RLI Corporation	1,303,003
18,830	S & T Bancorp, Inc.	735,123
7,640	Safety Insurance Group, Inc.	563,068
31,430	Selective Insurance Group, Inc.	1,353,061
24,020	ServisFirst Bancshares, Inc.[b]	899,309
16,020	Simmons First National Corporation	995,643
14,186	Southside Bancshares, Inc.	534,387
70,839	Sterling Bancorp	1,657,633
12,620	Stewart Information Services Corporation	581,530
26,620	Texas Capital Bancshares, Inc.[a]	2,087,008
6,510	Tompkins Financial Corporation	615,455
52,002	TrustCo Bank Corporation	455,017
43,680	United Bankshares, Inc.[b]	2,020,200
38,205	United Community Banks, Inc.	1,131,632
11,620	United Fire Group, Inc.	571,355
9,550	United Insurance Holdings Corporation	144,587
17,330	Universal Insurance Holdings, Inc.[b]	492,172
3,040	Virtus Investment Partners, Inc.	358,872
15,160	Walker & Dunlop, Inc.[a]	472,992
13,840	Westamerica Bancorporation[b]	870,951
27,880	Wintrust Financial Corporation	2,023,252
3,192	World Acceptance Corporation[a]	205,182

	Total	71,867,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value
Health Care (11.1%)
12,170	Abaxis, Inc.	$642,211
16,130	Aceto Corporation	354,376
24,770	Acorda Therapeutics, Inc.[a]	465,676
8,260	Adeptus Health, Inc.[a]	63,106
18,170	Air Methods Corporation[a]	578,715
11,990	Albany Molecular Research, Inc.[a,b]	224,932
4,790	Almost Family, Inc.[a]	211,239
18,380	AMAG Pharmaceuticals, Inc.[a]	639,624
15,133	Amedisys, Inc.[a]	645,120
25,740	AMN Healthcare Services, Inc.[a]	989,703
19,440	Amphastar Pharmaceuticals, Inc.[a]	358,085
6,680	Analogic Corporation	554,106
16,940	AngioDynamics, Inc.[a]	285,778
4,300	ANI Pharmaceuticals, Inc.[a]	260,666
7,920	Anika Therapeutics, Inc.[a]	387,763
15,490	Biotelemetry, Inc.[a]	346,202
17,360	Cambrex Corporation[a]	936,572
19,615	Cantel Medical Corporation	1,544,681
8,730	Chemed Corporation	1,400,379
61,270	Community Health Systems, Inc.[a]	342,499
5,780	Computer Programs and Systems, Inc.[b]	136,408
13,330	CONMED Corporation	588,786
5,400	CorVel Corporation[a]	197,640
17,670	Cross Country Healthcare, Inc.[a]	275,829
14,500	CryoLife, Inc.[a]	277,675
12,860	Cynosure, Inc.[a]	586,416
33,070	Depomed, Inc.[a,b]	595,921
23,140	Diplomat Pharmacy, Inc.[a]	291,564
4,200	Eagle Pharmaceuticals, Inc.[a,b]	333,228
18,610	Emergent Biosolutions, Inc.[a]	611,152
7,460	Enanta Pharmaceuticals, Inc.[a,b]	249,910
25,630	Ensign Group, Inc.	569,242
27,780	Haemonetics Corporation[a]	1,116,756
23,180	HealthEquity, Inc.[a]	939,254
13,760	HealthStream, Inc.[a]	344,688
17,930	Healthways, Inc.[a]	407,907
46,060	HMS Holdings Corporation[a]	836,450
7,910	ICU Medical, Inc.[a]	1,165,538
40,190	Impax Laboratories, Inc.[a]	532,517
41,540	Innoviva, Inc.[a,b]	444,478
8,680	Inogen, Inc.[a]	583,036
14,910	Integer Holdings Corporation[a]	439,099
16,080	Integra LifeSciences Holdings Corporation[a]	1,379,503
17,230	Invacare Corporation	224,852
45,589	Kindred Healthcare, Inc.	357,874
5,130	Landauer, Inc.	246,753
15,570	Lannett Company, Inc.[a,b]	343,319
8,050	LHC Group, Inc.[a]	367,885
10,230	Ligand Pharmaceuticals, Inc.[a,b]	1,039,470
21,400	Luminex Corporation[a]	432,922
12,460	Magellan Health Services, Inc.[a]	937,615
23,760	Masimo Corporation[a]	1,601,424
37,800	Medicines Company[a,b]	1,282,932
29,480	Medidata Solutions, Inc.[a]	1,464,272
22,750	Meridian Bioscience, Inc.	402,675
24,115	Merit Medical Systems, Inc.[a]	639,047
53,920	MiMedx Group, Inc.[a,b]	477,731
34,320	Momenta Pharmaceuticals, Inc.[a]	516,516
17,640	Natus Medical, Inc.[a]	613,872
82,150	Nektar Therapeutics[a]	1,007,980
20,315	Neogen Corporation[a]	1,340,790
19,870	Omnicell, Inc.[a]	673,593
16,920	PharMerica Corporation[a]	425,538
9,900	Phibro Animal Health Corporation	290,070
6,520	Providence Service Corporation[a]	248,086
24,930	Quality Systems, Inc.[a]	327,830
15,910	Quorum Health Corporation[a]	115,666
18,070	Repligen Corporation[a]	556,917
27,620	SciClone Pharmaceuticals, Inc.[a]	298,296
57,990	Select Medical Holdings Corporation[a]	768,368
37,600	Spectrum Pharmaceuticals, Inc.[a]	166,568
26,280	Supernus Pharmaceuticals, Inc.[a]	663,570
14,970	Surgical Care Affiliates, Inc.[a]	692,662
7,050	SurModics, Inc.[a]	179,070
6,790	U.S. Physical Therapy, Inc.	476,658
9,430	Vascular Solutions, Inc.[a]	529,023
19,480	ZELTIQ Aesthetics, Inc.[a,b]	847,770

	Total	44,692,044

Industrials (17.9%)
21,462	AAON, Inc.	709,319
17,190	AAR Corporation	568,130
30,160	ABM Industries, Inc.	1,231,734
31,750	Actuant Corporation	823,913
18,130	Aegion Corporation[a]	429,681
37,730	Aerojet Rocketdyne Holdings, Inc.[a]	677,253
10,980	Aerovironment, Inc.[a]	294,593
5,090	Alamo Group, Inc.	387,349
15,490	Albany International Corporation	717,187
7,020	Allegiant Travel Company	1,168,128
7,570	American Woodmark Corporation[a]	569,643
15,560	Apogee Enterprises, Inc.	833,394
20,880	Applied Industrial Technologies, Inc.	1,240,272
13,000	ArcBest Corporation	359,450
10,270	Astec Industries, Inc.	692,814
13,550	Atlas Air Worldwide Holdings, Inc.[a]	706,633
14,100	AZZ, Inc.	900,990
27,020	Barnes Group, Inc.	1,281,288
25,550	Brady Corporation	959,403
23,040	Briggs & Stratton Corporation	512,870
24,150	Brink’s Company	996,187
7,440	CDI Corporation[a]	55,056
15,190	Celadon Group, Inc.	108,609
16,470	Chart Industries, Inc.[a]	593,249
8,790	CIRCOR International, Inc.	570,295
19,800	Comfort Systems USA, Inc.	659,340
13,440	Cubic Corporation	644,448
8,400	DXP Enterprises, Inc.[a]	291,816
14,920	Echo Global Logistics, Inc.[a]	373,746
11,210	Encore Wire Corporation	485,954
9,542	Engility Holdings, Inc.[a]	321,565
11,490	EnPro Industries, Inc.	773,966
13,850	ESCO Technologies, Inc.	784,603
20,040	Essendant, Inc.	418,836
13,870	Exponent, Inc.	836,361
32,300	Federal Signal Corporation	504,203
16,410	Forward Air Corporation	777,506
20,670	Franklin Electric Company, Inc.	804,063
10,590	G & K Services, Inc.	1,021,405
26,670	General Cable Corporation	508,063
16,880	Gibraltar Industries, Inc.[a]	703,052
15,280	Greenbrier Companies, Inc.[b]	634,884
15,940	Griffon Corporation	417,628
43,840	Harsco Corporation	596,224
28,580	Hawaiian Holdings, Inc.[a]	1,629,060
39,247	Healthcare Services Group, Inc.	1,537,305
23,348	Heartland Express, Inc.	475,365
10,020	Heidrick & Struggles International, Inc.	241,983
33,960	Hillenbrand, Inc.	1,302,366
18,060	Hub Group, Inc.[a]	790,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value
Industrials (17.9%) - continued
10,290	Insperity, Inc.	$730,076
9,370	Insteel Industries, Inc.	333,947
35,170	Interface, Inc.	652,403
15,700	John Bean Technologies Corporation	1,349,415
14,630	Kaman Corporation	715,846
15,870	Kelly Services, Inc.	363,740
35,720	Knight Transportation, Inc.	1,180,546
31,290	Korn/Ferry International	920,865
5,690	Lindsay Corporation[b]	424,531
14,313	LSC Communications, Inc.	424,810
9,300	Lydall, Inc.[a]	575,205
12,540	Marten Transport, Ltd.	292,182
23,220	Matson, Inc.	821,756
17,410	Matthews International Corporation	1,337,959
22,400	Mercury Systems, Inc.[a]	676,928
24,070	Mobile Mini, Inc.	728,117
17,290	Moog, Inc.[a]	1,135,607
30,910	Mueller Industries, Inc.	1,235,164
7,040	Multi-Color Corporation	546,304
8,650	MYR Group, Inc.[a]	325,932
2,650	National Presto Industries, Inc.[b]	281,960
25,320	Navigant Consulting, Inc.[a]	662,878
26,430	On Assignment, Inc.[a]	1,167,149
14,840	Orion Group Holdings, Inc.[a]	147,658
7,840	Patrick Industries, Inc.[a]	598,192
26,320	PGT Innovations, Inc.[a]	301,364
4,570	Powell Industries, Inc.	178,230
13,070	Proto Labs, Inc.[a]	671,145
18,335	Quanex Building Products Corporation	372,201
37,203	R.R. Donnelley & Sons Company	607,153
19,460	Raven Industries, Inc.	490,392
15,890	Resources Connection, Inc.	305,882
16,300	Roadrunner Transportation Systems, Inc.[a]	169,357
13,490	Saia, Inc.[a]	595,583
21,820	Simpson Manufacturing Company, Inc.	954,625
27,860	SkyWest, Inc.	1,015,497
22,510	SPX Corporation[a]	533,937
22,780	SPX FLOW, Inc.[a]	730,327
6,940	Standex International Corporation	609,679
27,750	TASER International, Inc.[a]	672,660
15,820	Team, Inc.[a]	620,935
9,500	Tennant Company	676,400
30,616	Tetra Tech, Inc.	1,321,080
23,480	Titan International, Inc.	263,211
15,820	Trex Company, Inc.[a]	1,018,808
23,170	TrueBlue, Inc.[a]	571,140
11,700	U.S. Ecology, Inc.	575,055
8,350	UniFirst Corporation	1,199,477
10,980	Universal Forest Products, Inc.	1,121,936
5,050	Veritiv Corporation[a]	271,438
10,930	Viad Corporation	482,013
8,630	Vicor Corporation[a]	130,313
33,040	Wabash National Corporation[a]	522,693
19,820	WageWorks, Inc.[a]	1,436,950
15,120	Watts Water Technologies, Inc.	985,824

	Total	71,955,782

Information Technology (14.6%)
48,790	8x8, Inc.[a]	697,697
25,970	ADTRAN, Inc.	580,429
21,490	Advanced Energy Industries, Inc.[a]	1,176,577
8,300	Agilysys, Inc.[a]	85,988
15,320	Anixter International, Inc.[a]	1,241,686
15,640	Badger Meter, Inc.	577,898
4,600	Bel Fuse, Inc.	142,140
26,600	Benchmark Electronics, Inc.[a]	811,300
8,230	Black Box Corporation	125,508
25,770	Blackbaud, Inc.	1,649,280
20,740	Blucora, Inc.[a]	305,915
19,710	Bottomline Technologies (de), Inc.[a]	493,144
37,237	Brooks Automation, Inc.	635,636
12,940	Cabot Microelectronics Corporation	817,420
13,170	CACI International, Inc.[a]	1,637,031
19,810	CalAmp Corporation[a]	287,245
24,420	Cardtronics, Inc.[a]	1,332,599
11,450	CEVA, Inc.[a]	384,148
39,860	Ciber, Inc.[a]	25,184
13,400	Coherent, Inc.[a]	1,840,959
13,400	Cohu, Inc.	186,260
12,730	Comtech Telecommunications Corporation	150,850
22,030	Cray, Inc.[a]	456,021
17,420	CSG Systems International, Inc.	843,128
17,770	CTS Corporation	398,048
21,580	Daktronics, Inc.	230,906
26,860	DHI Group, Inc.[a]	167,875
14,040	Digi International, Inc.[a]	193,050
20,440	Diodes, Inc.[a]	524,695
11,620	DSP Group, Inc.[a]	151,641
12,070	Ebix, Inc.[b]	688,594
17,930	Electro Scientific Industries, Inc.[a]	106,146
25,060	Electronics for Imaging, Inc.[a]	1,099,132
3,550	ePlus, Inc.[a]	408,960
22,770	Exar Corporation[a]	245,461
18,110	ExlService Holdings, Inc.[a]	913,468
20,040	Fabrinet[a]	807,612
9,010	FARO Technologies, Inc.[a]	324,360
5,370	Forrester Research, Inc.	230,641
41,980	Harmonic, Inc.[a]	209,900
29,240	II-VI, Inc.[a]	866,966
19,205	Insight Enterprises, Inc.[a]	776,650
18,050	Itron, Inc.[a]	1,134,442
34,270	Ixia[a]	551,747
32,620	Kopin Corporation[a]	92,641
38,220	Kulicke and Soffa Industries, Inc.[a]	609,609
13,090	Liquidity Services, Inc.[a]	127,627
28,730	LivePerson, Inc.[a]	216,912
13,920	LogMeIn, Inc.[b]	1,343,976
29,470	Lumentum Holdings, Inc.[a]	1,139,016
13,650	ManTech International Corporation	576,712
19,750	Methode Electronics, Inc.	816,662
5,050	MicroStrategy, Inc.[a]	996,870
28,640	MKS Instruments, Inc.	1,701,216
22,310	Monotype Imaging Holdings, Inc.	442,854
9,000	MTS Systems Corporation	510,300
13,450	Nanometrics, Inc.[a]	337,057
17,780	NETGEAR, Inc.[a]	966,343
33,760	NIC, Inc.	806,864
9,760	OSI Systems, Inc.[a]	742,931
10,280	Park Electrochemical Corporation	191,722
19,530	Perficient, Inc.[a]	341,580
18,070	Plexus Corporation[a]	976,503
15,740	Power Integrations, Inc.	1,067,959
26,260	Progress Software Corporation	838,482
15,570	Qualys, Inc.[a]	492,791
19,480	QuinStreet, Inc.[a]	73,245
58,820	Rambus, Inc.[a]	809,951
9,710	Rogers Corporation[a]	745,825
16,730	Rudolph Technologies, Inc.[a]	390,645
39,600	Sanmina Corporation[a]	1,451,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.3%)	Value
Information Technology (14.6%) - continued
13,550	ScanSource, Inc.[a]	$546,742
35,250	Semtech Corporation[a]	1,112,137
10,410	Shutterstock, Inc.[a]	494,683
9,190	SPS Commerce, Inc.[a]	642,289
20,000	Super Micro Computer, Inc.[a]	561,000
21,280	Sykes Enterprises, Inc.[a]	614,141
22,830	Synchronoss Technologies, Inc.[a]	874,389
46,720	Take-Two Interactive Software, Inc.[a]	2,302,829
12,590	Tangoe, Inc.[a]	99,209
8,590	TeleTech Holdings, Inc.	261,995
26,130	Tessera Technologies, Inc.	1,154,946
64,520	TiVo Corp[a]	1,348,468
45,160	TTM Technologies, Inc.[a]	615,531
12,800	Ultratech, Inc.[a]	306,944
16,110	VASCO Data Security International, Inc.[a]	219,902
21,850	Veeco Instruments, Inc.[a]	636,927
124,170	Viavi Solutions, Inc.[a]	1,015,711
14,840	Virtusa Corporation[a]	372,781
13,420	XO Group, Inc.[a]	261,019

	Total	58,763,613

Materials (6.2%)
15,850	A. Schulman, Inc.	530,182
16,390	AdvanSix, Inc.[a]	362,875
166,540	AK Steel Holding Corporation[a]	1,700,373
13,890	American Vanguard Corporation	265,993
17,130	Balchem Corporation	1,437,550
21,030	Boise Cascade Company[a]	473,175
26,840	Calgon Carbon Corporation	456,280
26,310	Century Aluminum Company[a]	225,214
97,180	Chemours Company	2,146,706
8,950	Clearwater Paper Corporation[a]	586,672
5,720	Deltic Timber Corporation	440,840
29,560	Flotek Industries, Inc.[a,b]	277,568
12,230	FutureFuel Corporation	169,997
27,230	H.B. Fuller Company	1,315,481
5,140	Hawkins, Inc.	277,303
6,770	Haynes International, Inc.	291,042
39,830	Headwaters, Inc.[a]	936,802
22,960	Ingevity Corporation[a]	1,259,586
10,330	Innophos Holdings, Inc.	539,846
12,920	Innospec, Inc.	885,020
9,650	Kaiser Aluminum Corporation	749,708
47,180	KapStone Paper and Packaging Corporation	1,040,319
11,130	Koppers Holdings, Inc.[a]	448,539
16,920	Kraton Performance Polymers, Inc.[a]	481,882
10,780	LSB Industries, Inc.[a,b]	90,768
10,810	Materion Corporation	428,076
11,773	Myers Industries, Inc.	168,354
9,060	Neenah Paper, Inc.	771,912
4,830	Olympic Steel, Inc.	117,031
23,420	PH Glatfelter Company	559,504
7,150	Quaker Chemical Corporation	914,771
23,080	Rayonier Advanced Materials, Inc.	356,817
16,390	Schweitzer-Mauduit International, Inc.	746,237
10,390	Stepan Company	846,577
64,990	Stillwater Mining Company[a]	1,046,989
34,487	SunCoke Energy, Inc.[a]	391,082
20,570	TimkenSteel Corporation[a]	318,424
13,340	Tredegar Corporation	320,160
7,560	US Concrete, Inc.[a,b]	495,180

	Total	24,870,835

Real Estate (5.9%)
43,588	Acadia Realty Trust	1,424,456
14,000	Agree Realty Corporation	644,700
21,550	American Assets Trust, Inc.	928,374
34,582	CareTrust REIT, Inc.	529,796
41,060	Cedar Realty Trust, Inc.	268,122
32,290	Chesapeake Lodging Trust	835,019
18,240	CoreSite Realty Corporation	1,447,709
107,957	DiamondRock Hospitality Company	1,244,744
17,580	EastGroup Properties, Inc.	1,298,107
14,310	Forestar Group, Inc.[a]	190,323
32,133	Four Corners Property Trust, Inc.	659,369
57,600	Franklin Street Properties Corporation	746,496
40,476	GEO Group, Inc.	1,454,303
14,221	Getty Realty Corporation	362,493
38,310	Government Properties Income Trust	730,380
18,990	HFF, Inc.	574,448
44,925	Kite Realty Group Trust	1,054,839
114,969	Lexington Realty Trust	1,241,665
21,210	LTC Properties, Inc.	996,446
22,890	Parkway, Inc.[a]	509,303
37,760	Pennsylvania Real Estate Investment Trust	715,930
10,570	PS Business Parks, Inc.	1,231,616
9,510	RE/MAX Holdings, Inc.	532,560
58,800	Retail Opportunity Investments Corporation	1,242,444
35,280	Sabra Health Care REIT, Inc.	861,538
6,310	Saul Centers, Inc.	420,309
47,200	Summit Hotel Properties, Inc.	756,616
6,690	Universal Health Realty Income Trust	438,797
15,440	Urstadt Biddle Properties, Inc.	372,258

	Total	23,713,160

Telecommunications Services (1.1%)
5,710	ATN International, Inc.	457,542
22,666	Cincinnati Bell, Inc.[a]	506,585
22,070	Cogent Communications Holdings	912,595
27,440	Consolidated Communications Holdings, Inc.[b]	736,764
14,150	General Communication, Inc.[a]	275,218
18,560	Inteliquent, Inc.	425,395
41,940	Iridium Communications, Inc.[a,b]	402,624
12,680	Lumos Networks Corporation[a]	198,062
11,050	Spok Holdings, Inc.	229,287

	Total	4,144,072

Utilities (2.5%)
26,653	ALLETE, Inc.	1,710,856
19,800	American States Water Company	902,088
35,020	Avista Corporation	1,400,450
26,060	California Water Service Group	883,434
21,860	El Paso Electric Company	1,016,490
15,410	Northwest Natural Gas Company	921,518
42,620	South Jersey Industries, Inc.	1,435,868
24,610	Spire, Inc.	1,588,575

	Total	9,859,279

	Total Common Stock (cost $280,269,302)	390,706,712

	Collateral Held for Securities Loaned (5.8%)
23,458,379	Thrivent Cash Management Trust	23,458,379

	Total Collateral Held for Securities Loaned (cost $23,458,379)	23,458,379

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (2.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
600,000	0.344%, 1/6/2017[d]	$599,981
100,000	0.385%, 2/1/2017[d]	99,960
100,000	0.440%, 2/13/2017[d]	99,943
	Thrivent Core Short-Term Reserve Fund
930,431	0.910%	9,304,310

	Total Short-Term Investments (cost $10,104,196)	10,104,194

	Total Investments (cost $313,831,877) 105.6%	$424,269,285

	Other Assets and Liabilities, Net (5.6%)	(22,537,350)

	Total Net Assets 100.0%	$401,731,935

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions

Common Stock	$22,811,867

Total lending	$22,811,867
Gross amount payable upon return of collateral for securities loaned	$23,458,379

Net amounts due to counterparty	$646,512

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (96.6%)	Value
Consumer Discretionary (10.7%)
10,860	Aaron’s, Inc.	$347,411
10,090	AMC Networks, Inc.[a]	528,111
29,240	American Eagle Outfitters, Inc.[b]	443,571
7,630	Big Lots, Inc.	383,102
8,555	Brinker International, Inc.[b]	423,729
15,370	Brunswick Corporation	838,280
3,120	Buffalo Wild Wings, Inc.[a]	481,728
8,790	Cabela’s, Inc.[a]	514,654
810	Cable One, Inc.	503,601
12,540	Calatlantic Group, Inc.	426,485
8,470	Carter’s, Inc.	731,723
7,530	Cheesecake Factory, Inc.	450,896
22,270	Chico’s FAS, Inc.	320,465
2,110	Churchill Downs, Inc.	317,450
18,060	Cinemark Holdings, Inc.	692,782
4,120	Cracker Barrel Old Country Store, Inc.[b]	687,958
12,960	CST Brands, Inc.	624,024
24,840	Dana, Inc.	471,463
5,470	Deckers Outdoor Corporation[a]	302,983
9,760	DeVry Education Group, Inc.	304,512
15,060	Dick’s Sporting Goods, Inc.	799,686
8,190	Domino’s Pizza, Inc.	1,304,176
15,730	Dunkin’ Brands Group, Inc.	824,881
7,200	Fossil, Inc.[a]	186,192
49,200	Gentex Corporation	968,748
790	Graham Holdings Company	404,441
4,790	Helen of Troy, Ltd.[a]	404,515
5,370	HSN, Inc.	184,191
4,430	International Speedway Corporation	163,024
52,400	J.C. Penney Company, Inc.[a,b]	435,444
5,560	Jack in the Box, Inc.	620,718
7,670	John Wiley and Sons, Inc.	418,015
22,180	Kate Spade & Company[a]	414,101
14,310	KB Home[b]	226,241
22,620	Live Nation Entertainment, Inc.[a]	601,692
6,310	Meredith Corporation	373,236
6,190	Murphy USA, Inc.[a]	380,499
20,770	New York Times Company	276,241
600	NVR, Inc.[a]	1,001,400
91,280	Office Depot, Inc.	412,586
3,730	Panera Bread Company[a]	764,986
4,560	Papa John’s International, Inc.	390,245
10,240	Polaris Industries, Inc.[b]	843,674
7,090	Pool Corporation	739,771
6,540	Restoration Hardware Holdings, Inc.[a,b]	200,778
24,700	Sally Beauty Holdings, Inc.[a]	652,574
32,440	Service Corporation International	921,296
22,810	Skechers USA, Inc.[a]	560,670
7,860	Sotheby’s Holdings, Inc.[a]	313,300
8,580	Tempur Sealy International, Inc.[a,b]	585,842
10,980	Texas Roadhouse, Inc.	529,675
8,140	Thor Industries, Inc.	814,407
17,050	Time, Inc.	304,343
25,730	Toll Brothers, Inc.[a]	797,630
25,130	Tri Pointe Homes, Inc.[a]	288,492
8,630	Tupperware Brands Corporation	454,111
10,000	Vista Outdoor, Inc.[a]	369,000
34,254	Wendy’s Company	463,114
14,040	Williams-Sonoma, Inc.	679,396

	Total	30,868,259

Consumer Staples (4.2%)
73,640	Avon Products, Inc.[a]	371,146
1,540	Boston Beer Company, Inc.[a]	261,569
6,720	Casey’s General Stores, Inc.	798,874
15,480	Dean Foods Company	337,154
9,910	Edgewell Personal Care Company[a]	723,331
10,590	Energizer Holdings, Inc.	472,420
31,285	Flowers Foods, Inc.	624,761
17,570	Hain Celestial Group, Inc.[a]	685,757
12,360	Ingredion, Inc.	1,544,506
23,431	Lamb Weston Holdings, Inc.[a]	886,863
3,350	Lancaster Colony Corporation	473,656
11,080	Post Holdings, Inc.[a]	890,721
14,620	Snyder’s-Lance, Inc.	560,531
23,080	Sprouts Farmers Markets, Inc.[a]	436,674
2,986	Tootsie Roll Industries, Inc.[b]	118,694
9,680	TreeHouse Foods, Inc.[a]	698,799
8,700	United Natural Foods, Inc.[a]	415,164
30,330	WhiteWave Foods Company[a]	1,686,348

	Total	11,986,968

Energy (3.8%)
30,420	Consol Energy, Inc.	554,557
67,910	Denbury Resources, Inc.[a]	249,909
10,920	Diamond Offshore Drilling, Inc.[a,b]	193,284
6,390	Dril-Quip, Inc.[a]	383,719
16,510	Energen Corporation[a]	952,132
51,020	Ensco plc	495,914
26,490	Gulfport Energy Corporation[a]	573,243
30,170	HollyFrontier Corporation	988,369
48,260	Nabors Industries, Ltd.	791,464
40,780	Noble Corporation	241,418
16,760	Oceaneering International, Inc.	472,800
8,780	Oil States International, Inc.[a]	342,420
25,200	Patterson-UTI Energy, Inc.	678,384
41,060	QEP Resources, Inc.[a]	755,914
21,220	Rowan Companies plc[a]	400,846
16,340	SM Energy Company	563,403
25,810	Superior Energy Services, Inc.	435,673
13,540	Western Refining, Inc.	512,489
12,070	World Fuel Services Corporation	554,134
58,910	WPX Energy, Inc.[a]	858,319

	Total	10,998,391

Financials (16.5%)
2,620	Alleghany Corporation[a]	1,593,274
12,505	American Financial Group, Inc.	1,101,941
10,290	Aspen Insurance Holdings, Ltd.	565,950
25,413	Associated Banc-Corp	627,701
14,760	BancorpSouth, Inc.	458,298
7,330	Bank of Hawaii Corporation	650,098
15,590	Bank of the Ozarks, Inc.	819,878
19,760	Brown & Brown, Inc.	886,434
12,820	Cathay General Bancorp	487,545
13,930	CBOE Holdings, Inc.	1,029,288
12,230	Chemical Financial Corporation	662,499
29,670	CNO Financial Group, Inc.	568,180
15,001	Commerce Bancshares, Inc.	867,208
9,560	Cullen/Frost Bankers, Inc.	843,479
24,690	East West Bancorp, Inc.	1,254,993
19,460	Eaton Vance Corporation	814,985
10,990	Endurance Specialty Holdings, Ltd.	1,015,476
6,920	Everest Re Group, Ltd.	1,497,488
35,930	F.N.B. Corporation	575,958
6,830	FactSet Research Systems, Inc.	1,116,227
15,950	Federated Investors, Inc.	451,066
18,880	First American Financial Corporation	691,574
39,900	First Horizon National Corporation	798,399
29,850	Fulton Financial Corporation	561,180
85,940	Genworth Financial, Inc.[a]	327,431
13,990	Hancock Holding Company	602,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (96.6%)	Value
Financials (16.5%) - continued
7,320	Hanover Insurance Group, Inc.	$666,193
9,970	International Bancshares Corporation	406,776
24,290	Janus Capital Group, Inc.	322,328
8,410	Kemper Corporation	372,563
15,420	Legg Mason, Inc.	461,212
6,460	MarketAxess Holdings, Inc.	949,103
12,230	MB Financial, Inc.	577,623
6,280	Mercury General Corporation	378,119
16,150	MSCI, Inc.	1,272,297
83,541	New York Community Bancorp, Inc.	1,329,137
41,790	Old Republic International Corporation	794,010
20,590	PacWest Bancorp	1,120,920
7,840	Primerica, Inc.	542,136
13,650	PrivateBancorp, Inc.	739,693
11,970	Prosperity Bancshares, Inc.	859,207
21,685	Raymond James Financial, Inc.	1,502,120
11,040	Reinsurance Group of America, Inc.	1,389,163
7,010	RenaissanceRe Holdings, Ltd.	954,902
23,130	SEI Investments Company	1,141,697
9,270	Signature Bank[a]	1,392,354
73,390	SLM Corporation[a]	808,758
11,300	Stifel Financial Corporation[a]	564,435
8,880	SVB Financial Group[a]	1,524,341
21,040	Synovus Financial Corporation	864,323
29,320	TCF Financial Corporation	574,379
11,680	Trustmark Corporation	416,392
7,550	UMB Financial Corporation	582,256
37,760	Umpqua Holdings Corporation	709,133
43,714	Valley National Bancorp	508,831
16,695	W.R. Berkley Corporation	1,110,384
14,210	Waddell & Reed Financial, Inc.	277,237
15,357	Washington Federal, Inc.	527,513
15,670	Webster Financial Corporation	850,567
19,520	WisdomTree Investments, Inc.[b]	217,453

	Total	47,577,074

Health Care (7.3%)
6,920	ABIOMED, Inc.[a]	779,746
14,940	Akorn, Inc.[a]	326,140
12,720	Align Technology, Inc.[a]	1,222,774
31,450	Allscripts Healthcare Solutions, Inc.[a]	321,104
3,560	Bio-Rad Laboratories, Inc.[a]	648,917
6,390	Bio-Techne Corporation	657,084
21,550	Catalent, Inc.[a]	580,988
8,090	Charles River Laboratories International, Inc.[a]	616,377
12,380	Globus Medical, Inc.[a]	307,148
7,980	Halyard Health, Inc.[a]	295,100
15,350	HealthSouth Corporation	633,034
10,230	Hill-Rom Holdings, Inc.	574,312
15,290	IDEXX Laboratories, Inc.[a]	1,793,058
6,930	LifePoint Health, Inc.[a]	393,624
7,500	LivaNova plc[a]	337,275
15,780	Mednax, Inc.[a]	1,051,895
7,350	Molina Healthcare, Inc.[a]	398,811
8,620	NuVasive, Inc.[a]	580,643
10,530	Owens & Minor, Inc.	371,604
9,130	PAREXEL International Corporation[a]	600,024
9,010	Prestige Brands Holdings, Inc.[a]	469,421
24,040	ResMed, Inc.	1,491,682
14,460	STERIS plc	974,459
7,510	Teleflex, Inc.	1,210,236
13,820	Tenet Healthcare Corporation[a]	205,089
7,240	United Therapeutics Corporation[a]	1,038,433
13,900	VCA Antech, Inc.[a]	954,235
7,660	Wellcare Health Plans, Inc.[a]	1,050,033
12,510	West Pharmaceutical Services, Inc.	1,061,223

	Total	20,944,469

Industrials (14.4%)
25,290	A.O. Smith Corporation	1,197,482
26,310	AECOM[a]	956,632
11,610	AGCO Corporation	671,755
15,240	Avis Budget Group, Inc.[a]	559,003
17,380	B/E Aerospace, Inc.	1,046,102
10,970	Carlisle Companies, Inc.	1,209,881
5,560	CEB, Inc.	336,936
8,330	CLARCOR, Inc.	686,975
8,930	Clean Harbors, Inc.[a]	496,955
17,530	Copart, Inc.[a]	971,337
8,480	Crane Company	611,578
7,570	Curtiss-Wright Corporation	744,585
8,320	Deluxe Corporation	595,795
22,610	Donaldson Company, Inc.	951,429
5,380	Dycom Industries, Inc.[a]	431,960
10,390	EMCOR Group, Inc.	735,196
7,440	EnerSys	581,064
5,080	Esterline Technologies Corporation[a]	453,136
7,250	FTI Consulting, Inc.[a]	326,830
6,830	GATX Corporation[b]	420,591
10,690	Genesee & Wyoming, Inc.[a]	741,993
9,520	Graco, Inc.	791,017
6,800	Granite Construction, Inc.	374,000
10,340	Herman Miller, Inc.	353,628
7,650	HNI Corporation	427,788
8,830	Hubbell, Inc.	1,030,461
7,951	Huntington Ingalls Industries, Inc.	1,464,495
13,070	IDEX Corporation	1,177,084
15,200	ITT Corporation	586,264
55,595	JetBlue Airways Corporation[a]	1,246,440
16,810	Joy Global, Inc.	470,680
24,430	KBR, Inc.	407,737
13,720	Kennametal, Inc.	428,887
9,200	Kirby Corporation[a]	611,800
9,045	KLX, Inc.[a]	408,020
7,170	Landstar System, Inc.	611,601
6,650	Lennox International, Inc.	1,018,580
10,620	Lincoln Electric Holdings, Inc.	814,235
11,510	Manpower, Inc.	1,022,894
5,420	MSA Safety, Inc.	375,769
7,630	MSC Industrial Direct Company, Inc.	704,936
9,120	Nordson Corporation	1,021,896
18,390	NOW, Inc.[a]	376,443
11,850	Old Dominion Freight Line, Inc.[a]	1,016,612
9,960	Orbital ATK, Inc.	873,791
12,730	Oshkosh Corporation	822,485
7,690	Regal-Beloit Corporation	532,532
16,398	Rollins, Inc.	553,924
6,010	Teledyne Technologies, Inc.[a]	739,230
18,400	Terex Corporation	580,152
12,070	Timken Company	479,179
18,760	Toro Company	1,049,622
26,100	Trinity Industries, Inc.	724,536
8,510	Triumph Group, Inc.	225,515
3,860	Valmont Industries, Inc.	543,874
15,220	Wabtec Corporation	1,263,564
4,430	Watsco, Inc.	656,172
7,650	Werner Enterprises, Inc.	206,167
9,510	Woodward, Inc.	656,666

	Total	41,375,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (96.6%)	Value
Information Technology (17.1%)
18,270	3D Systems Corporation[a,b]	$242,808
19,890	ACI Worldwide, Inc.[a]	361,004
13,230	Acxiom Corporation[a]	354,564
128,970	Advanced Micro Devices, Inc.[a]	1,462,520
14,790	ANSYS, Inc.[a]	1,367,927
32,530	ARRIS International plc[a]	980,129
15,340	Arrow Electronics, Inc.[a]	1,093,742
21,860	Avnet, Inc.	1,040,755
7,200	Belden, Inc.	538,344
20,320	Broadridge Financial Solutions, Inc.	1,347,216
68,840	Brocade Communications Systems, Inc.	859,812
48,870	Cadence Design Systems, Inc.[a]	1,232,501
25,480	CDK Global, Inc.	1,520,901
24,040	Ciena Corporation[a]	586,816
10,930	Cirrus Logic, Inc.[a]	617,982
14,610	Cognex Corporation	929,488
7,210	CommVault Systems, Inc.[a]	370,594
23,710	Computer Sciences Corporation	1,408,848
7,670	comScore, Inc.[a]	242,219
16,030	Convergys Corporation	393,697
14,730	CoreLogic, Inc.[a]	542,506
16,930	Cree, Inc.[a]	446,783
54,280	Cypress Semiconductor Corporation[b]	620,963
12,870	Diebold Nixdorf, Inc.	323,681
5,470	DST Systems, Inc.	586,110
5,280	Fair Isaac Corporation	629,482
25,020	Fortinet, Inc.[a]	753,602
17,550	GameStop Corporation	443,313
14,080	Gartner, Inc.[a]	1,423,066
22,860	Integrated Device Technology, Inc.[a]	538,582
5,780	InterDigital, Inc.	528,003
23,420	Intersil Corporation	522,266
6,320	IPG Photonics Corporation[a]	623,847
8,220	j2 Global, Inc.	672,396
31,480	Jabil Circuit, Inc.	745,132
13,380	Jack Henry & Associates, Inc.	1,187,876
29,160	Keysight Technologies, Inc.[a]	1,066,381
15,230	Knowles Corporation[a]	254,493
24,395	Leidos Holdings, Inc.	1,247,560
3,870	Littelfuse, Inc.	587,350
12,110	Manhattan Associates, Inc.[a]	642,193
11,170	MAXIMUS, Inc.	623,174
18,750	Mentor Graphics Corporation	691,688
19,550	Microsemi Corporation[a]	1,055,114
6,380	Monolithic Power Systems, Inc.	522,713
18,082	National Instruments Corporation	557,287
21,130	NCR Corporation[a]	857,033
15,430	NetScout Systems, Inc.[a]	486,045
9,310	NeuStar, Inc.[a]	310,954
5,700	Plantronics, Inc.	312,132
19,780	PTC, Inc.[a]	915,221
7,634	Science Applications International Corporation	647,363
7,180	Silicon Laboratories, Inc.[a]	466,700
5,930	Synaptics, Inc.[a]	317,729
5,030	SYNNEX Corporation	608,731
25,870	Synopsys, Inc.[a]	1,522,708
6,080	Tech Data Corporation[a]	514,854
34,440	Teradyne, Inc.	874,776
42,840	Trimble, Inc.[a]	1,291,626
5,670	Tyler Technologies, Inc.[a]	809,506
4,950	Ultimate Software Group, Inc.[a]	902,633
18,950	VeriFone Systems, Inc.[a]	335,984
18,530	Versum Materials, Inc.[a]	520,137
8,810	ViaSat, Inc.[a]	583,398
22,910	Vishay Intertechnology, Inc.	371,142
6,690	WebMD Health Corporation[a,b]	331,623
6,510	WEX, Inc.[a]	726,516
9,000	Zebra Technologies Corporation[a]	771,840

	Total	49,266,079

Materials (7.1%)
18,700	Allegheny Technologies, Inc.[b]	297,891
10,710	AptarGroup, Inc.	786,650
10,650	Ashland Global Holdings, Inc.	1,163,938
16,050	Bemis Company, Inc.	767,511
10,700	Cabot Corporation	540,778
8,020	Carpenter Technology Corporation	290,083
19,690	Commercial Metals Company	428,848
5,780	Compass Minerals International, Inc.	452,863
10,670	Domtar Corporation	416,450
8,280	Eagle Materials, Inc.	815,828
4,450	Greif, Inc.	228,330
24,520	Louisiana-Pacific Corporation[a]	464,164
6,060	Minerals Technologies, Inc.	468,135
1,590	NewMarket Corporation	673,906
28,310	Olin Corporation	725,019
27,650	Owens-Illinois, Inc.[a]	481,386
15,930	Packaging Corporation of America	1,351,183
14,400	PolyOne Corporation	461,376
12,410	Reliance Steel & Aluminum Company	987,091
11,150	Royal Gold, Inc.	706,353
22,880	RPM International, Inc.	1,231,630
7,610	Scotts Miracle-Gro Company	727,135
7,570	Sensient Technologies Corporation	594,851
6,410	Silgan Holdings, Inc.	328,064
17,110	Sonoco Products Company	901,697
41,610	Steel Dynamics, Inc.	1,480,484
29,170	United States Steel Corporation	962,902
12,560	Valspar Corporation	1,301,342
7,480	Worthington Industries, Inc.	354,851

	Total	20,390,739

Real Estate (10.1%)
7,910	Alexander & Baldwin, Inc.	354,922
13,620	Alexandria Real Estate Equities, Inc.	1,513,591
22,710	American Campus Communities, Inc.	1,130,277
14,960	Camden Property Trust	1,257,687
14,420	Care Capital Properties, Inc.	360,500
23,950	Communications Sales & Leasing, Inc.	608,569
20,260	CoreCivic, Inc.	495,560
16,180	Corporate Office Properties Trust	505,140
58,780	Cousins Properties, Inc.	500,218
15,640	DCT Industrial Trust, Inc.	748,843
24,700	Douglas Emmett, Inc.	903,032
60,680	Duke Realty Corporation	1,611,661
12,460	Education Realty Trust, Inc.	527,058
10,910	EPR Properties	783,011
15,930	Equity One, Inc.	488,892
20,100	First Industrial Realty Trust, Inc.	563,805
19,900	Healthcare Realty Trust, Inc.	603,368
17,210	Highwoods Properties, Inc.	877,882
28,320	Hospitality Properties Trust	898,877
7,760	Jones Lang LaSalle, Inc.	784,070
15,840	Kilroy Realty Corporation	1,159,805
14,090	Lamar Advertising Company	947,411
19,530	LaSalle Hotel Properties	595,079
25,240	Liberty Property Trust	996,980
7,960	Life Storage, Inc.	678,670
15,450	Mack-Cali Realty Corporation	448,359
55,190	Medical Properties Trust, Inc.	678,837

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (96.6%)	Value
Real Estate (10.1%) - continued
25,250	National Retail Properties, Inc.	$1,116,050
33,350	Omega Healthcare Investors, Inc.	1,042,521
7,007	Potlatch Corporation	291,841
16,000	Quality Care Properties, Inc.[a]	248,000
21,002	Rayonier, Inc. REIT	558,653
17,960	Regency Centers Corporation	1,238,342
40,770	Senior Housing Property Trust	771,776
16,500	Tanger Factory Outlet Centers, Inc.	590,370
10,260	Taubman Centers, Inc.	758,522
15,640	Urban Edge Properties	430,256
31,930	Washington Prime Group, Inc.	332,391
20,180	Weingarten Realty Investors	722,242

	Total	29,123,068

Telecommunications Services (0.2%)
15,905	Telephone & Data Systems, Inc.	459,177

	Total	459,177

Utilities (5.2%)
30,382	Aqua America, Inc.	912,675
17,850	Atmos Energy Corporation	1,323,577
9,140	Black Hills Corporation	560,648
36,863	Great Plains Energy, Inc.	1,008,203
18,560	Hawaiian Electric Industries, Inc.	613,779
8,600	IDACORP, Inc.	692,730
33,445	MDU Resources Group, Inc.	962,213
14,500	National Fuel Gas Company	821,280
14,800	New Jersey Resources Corporation	525,400
8,300	NorthWestern Corporation	472,021
34,250	OGE Energy Corporation	1,145,662
8,990	ONE Gas, Inc.	575,000
13,685	PNM Resources, Inc.	469,395
8,190	Southwest Gas Holdings, Inc.	627,518
29,770	UGI Corporation	1,371,802
14,230	Vectren Corporation	742,095
24,340	Westar Energy, Inc.	1,371,559
8,770	WGL Holdings, Inc.	668,976

	Total	14,864,533

	Total Common Stock (cost $221,145,241)	277,854,648

	Collateral Held for Securities Loaned (2.1%)
6,191,137	Thrivent Cash Management Trust	6,191,137

	Total Collateral Held for Securities Loaned (cost $6,191,137)	6,191,137

Shares or Principal Amount	Short-Term Investments (3.2%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.448%, 1/18/2017[d]	99,984
300,000	0.390%, 2/1/2017[d]	299,879
200,000	0.510%, 2/7/2017	199,903
200,000	0.490%, 2/10/2017[d]	199,894
	Thrivent Core Short-Term Reserve Fund
830,705	0.910%	8,307,047

	Total Short-Term Investments (cost $9,106,711)	9,106,707

	Total Investments (cost $236,443,089) 101.9%	$293,152,492

	Other Assets and Liabilities, Net (1.9%)	(5,480,334)

	Total Net Assets 100.0%	$287,672,158

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions

Common Stock	$5,996,089

Total lending	$5,996,089
Gross amount payable upon return of collateral for securities loaned	$6,191,137

Net amounts due to counterparty	$195,048

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Australia (6.1%)
81,027	Altium, Ltd.	$472,280
24,344	Ansell, Ltd.	433,151
24,438	APN Outdoor Group Pty, Ltd.	103,921
246,111	Aristocrat Leisure, Ltd.	2,745,768
76,925	ASX, Ltd.	2,755,849
633,572	Australia & New Zealand Banking Group, Ltd.	13,869,665
161,009	Bendigo and Adelaide Bank, Ltd.	1,472,875
165,913	BHP Billiton, Ltd.	2,972,310
407,186	BlueScope Steel, Ltd.	2,706,191
170,009	BWP Trust	366,282
432,634	Challenger, Ltd.	3,495,652
715,757	Charter Hall Group	2,444,794
197,440	Coca-Cola Amatil, Ltd.	1,439,927
35,470	Cochlear, Ltd.	3,130,611
14,567	Costa Group Holdings, Ltd.	36,080
745,600	Cromwell Property Group	529,412
913,167	CSR, Ltd.	3,035,980
258,423	Downer EDI, Ltd.	1,131,559
284,100	FlexiGroup, Ltd.	462,355
829,340	Fortescue Metals Group, Ltd.	3,465,821
312,032	Genworth Mortgage Insurance Australia, Ltd.	735,450
253,185	Investa Office Fund	862,300
84,788	IOOF Holdings, Ltd.	562,003
128,094	JB Hi-Fi, Ltd.	2,589,106
37,563	Macquarie Group, Ltd.	2,353,029
2,133,209	Metcash, Ltd.[a]	3,508,221
287,953	Mineral Resources, Ltd.	2,506,416
1,344,312	Mirvac Group	2,064,455
57,700	Monadelphous Group, Ltd.[b]	466,319
1,159,026	Myer Holdings, Ltd.	1,152,208
981,537	Orora, Ltd.	2,110,804
410,266	OZ Minerals, Ltd.	2,317,899
106,179	Pact Group Holdings, Ltd.	515,915
767	Perpetual, Ltd.	26,906
68,299	Ramsay Health Care, Ltd.	3,358,040
152,706	Regis Resources, Ltd.	321,116
96,814	Rio Tinto, Ltd.	4,147,628
44,932	Seven Group Holdings, Ltd.	253,394
183,272	Sigma Pharmaceuticals, Ltd.	170,416
1,073,234	South32, Ltd.	2,112,722
1,382,790	Southern Cross Media Group, Ltd.	1,538,485
130,316	St Barbara, Ltd.[a]	188,289
39,596	Technology One, Ltd.	160,921
231,314	Telstra Corporation, Ltd.	850,007
464,222	Treasury Wine Estates, Ltd.	3,571,094
24,039	Vita Group, Ltd.	55,936
611,961	Westpac Banking Corporation	14,365,145
958,574	Whitehaven Coal, Ltd.[a]	1,794,359

	Total	101,729,066

Austria (0.8%)
96,370	BUWOG AG	2,237,226
19,695	Lenzing AG	2,384,182
187,830	OMV AG	6,621,720
2,041	Porr AG	83,623
7,076	S IMMO AG	74,374
9,992	UNIQA Insurance Group AG	75,558
20,200	Vienna Insurance Group AG Wiener Versicherung Gruppe	451,954
19,800	Voestalpine AG	774,246

	Total	12,702,883

Belgium (0.9%)
149,098	Agfa-Gevaert NVa	575,418
30,243	Anheuser-Busch InBev NV	3,201,050
5,302	Barco NV	446,717
58,845	bpost SA	1,391,137
25,796	Galapagos NVa	1,652,115
2,369	Gimv NV	131,107
8,860	Ion Beam Applications SA	387,667
16,688	Melexis NV	1,116,272
1,451	Mobistar SAa	30,292
105,022	NV Bekaert SA	4,244,951
21,896	SA D’Ieteren NV	967,108
4,692	Solvay SA	548,528
18,669	Tessenderlo Chemie NVa	682,250

	Total	15,374,612

Bermuda (0.1%)
3,159,000	G-Resources Group, Ltd.	57,660
2,681	HAL Trust	507,401
6,600	Jardine Matheson Holdings, Ltd.	364,650

	Total	929,711

Brazil (1.5%)
481,900	Ambev SA	2,423,786
712,300	Banco Bradesco SA ADR	6,204,133
200,333	BRF SA	2,964,643
553,245	Lojas Renner SA	3,929,304
174,982	Multiplan Empreendimentos Imobiliarios SA	3,181,919
258,000	Ultrapar Participacoes SA ADR[b]	5,350,920
86,490	Vale SA ADR	659,054

	Total	24,713,759

Canada (3.7%)
31,880	ATCO, Ltd.	1,060,411
37,826	Bank of Montreal	2,720,632
336,655	Birchcliff Energy, Ltd.[a]	2,349,426
272,832	CAE, Inc.	3,816,173
29,201	Canadian Imperial Bank of Commerce	2,382,796
92,746	Canadian National Railway Company	6,241,782
47,915	Capital Power Corporation	829,006
77,660	CGI Group, Inc.[a]	3,727,264
70,097	Dollarama, Inc.	5,136,218
14,395	Entertainment One, Ltd.	40,856
31,778	Finning International, Inc.	622,235
30,088	IGM Financial, Inc.	856,040
795,871	Kinross Gold Corporation[a]	2,483,670
58,800	Loblaw Companies, Ltd.	3,102,366
25,636	Mullen Group, Ltd.	378,626
34,226	National Bank of Canada	1,390,045
47,834	Premium Brands Holdings Corporation	2,456,808
54,097	Restaurant Brands International, Inc.	2,576,623
132,400	Seven Generations Energy, Ltd.[a]	3,087,509
151,599	Teck Resources, Ltd.	3,033,900
25,781	TMX Group, Ltd.	1,373,297
57,643	Toronto-Dominion Bank[b]	2,842,974
68,300	Tourmaline Oil Corporation[a]	1,826,726
97,909	Transcanada Corporation	4,414,710
202,500	Veresen, Inc.	1,977,265

	Total	60,727,358

Cayman Islands (0.2%)
2,817,180	WH Group, Ltd.[c]	2,270,920
1,292,000	Xinyi Glass Holdings Company, Ltd.	1,052,563

	Total	3,323,483

Chile (0.3%)
139,315	Banco Santander Chile SA ADR	3,046,819
220,207	S.A.C.I. Falabella	1,742,305

	Total	4,789,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
China (0.1%)
2,578,000	PetroChina Company, Ltd.	$1,914,628

	Total	1,914,628

Denmark (1.4%)
748	A P Moller - Maersk AS	1,192,285
5,909	Aktieselskabet Schouw & Company	439,873
45,856	Danske Bank AS	1,387,317
32,510	DFDS AS	1,482,238
203,986	Novo Nordisk AS	7,317,424
20,061	Pandora AS	2,618,764
66,500	Royal Unibrew AS	2,564,095
3,365	Spar Nord Bank AS	38,546
55,842	Sydbank AS	1,730,078
57,233	Vestas Wind Systems AS	3,706,672

	Total	22,477,292

Faroe Islands (0.1%)
35,294	Bakkafrost PF	1,399,950

	Total	1,399,950

Finland (0.8%)
20,373	Cramo Oyj	510,193
42,252	Elisa Oyj	1,371,567
25,854	Kemira Oyj	329,572
17,500	Orion Oyj	777,560
217,287	Outokumpu Oyj[a]	1,934,805
31,747	Ramirent Oyj	246,623
113,266	Sponda Oyj	520,625
84,047	Stora Enso Oyj	899,053
257,688	UPM-Kymmene Oyj	6,301,927
76,576	Valmet Oyj	1,124,332

	Total	14,016,257

France (3.9%)
5,227	Alten SA	366,972
11,962	Altran Technologies SAa	174,577
11,793	Assystem	328,597
329,108	AXA SA	8,296,446
44,161	Cap Gemini SA	3,720,539
80,935	CNP Assurances	1,498,057
3,001	Elior Participations SCA[c]	68,556
2,730	Euler Hermes Group	239,763
155,990	Eutelsat Communications	3,016,491
25,075	Ipsos SA	787,767
15,035	Kering SA	3,372,417
5,865	Metropole Television SA	109,023
3,400	Neopost SA	106,188
44,994	Nexans SAa	2,327,038
39,621	Nexity SA	1,853,144
155,436	Orange SA	2,357,035
20,666	Publicis Groupe SA	1,423,987
108,140	Sanofi	8,744,790
26,954	Schneider Electric SE	1,872,459
23,000	SCOR SE	793,750
14,977	Sodexo SA	1,719,565
42,151	Technicolor SA	227,909
12,795	Teleperformance SA	1,282,778
43,146	Thales SA	4,180,031
298,258	Total SA	15,298,330
298,258	Total SA Rights[a,d]	5,100
3,724	Vicat SA	225,989
39,926	Vivendi SA	757,276

	Total	65,154,574

Germany (6.6%)
63,362	Aareal Bank AG	2,376,450
23,644	Adidas AG	3,729,100
62,736	Allianz SE	10,353,851
22,721	AURELIUS Equity Opportunities SE & Company KGaA	1,328,433
32,676	Bayer AG	3,404,310
5,013	Bechtle AG	521,237
356	bet-at-home.com AG	29,936
3,619	Carl Zeiss Meditec AG	133,164
8,363	Cewe Stiftung & Company KGaA	741,887
41,437	Covestro AGc	2,836,275
40,885	Deutsche Pfandbriefbank AGc	391,607
145,803	Deutsche Post AG	4,781,631
129,231	Deutsche Telekom AG	2,217,251
11,591	Deutz AG	65,033
374,032	E.ON SE	2,631,303
197,508	Evonik Industries AG	5,887,500
132,054	Evotec AGa	1,031,729
12,468	Fraport AG Frankfurt Airport Services Worldwide	735,714
83,599	Fresenius SE & Company KGaA	6,521,649
32,816	Gerresheimer AG	2,433,849
14,674	Grammer AG	732,154
24,777	Hannover Rueckversicherung SE	2,676,604
6,886	Homag Group AG	305,165
9,363	Indus Holding AG	507,843
31,512	Jenoptik AG	543,248
19,429	Jungheinrich AG	556,382
186,584	Kloeckner & Company SEa	2,329,897
10,537	Koenig & Bauer AGa	472,994
52,227	Merck KGaA	5,437,941
15,112	Nemetschek SE	878,627
56,031	Osram Licht AG	2,934,095
14,946	Pfeiffer Vacuum Technology AG	1,394,018
9,144	Rheinmetall AG	613,663
107,068	SAP SE	9,261,953
160,193	Siemens AG	19,614,090
66,264	Software AG	2,401,644
15,535	Stada Arzneimittel AG	802,569
98,719	Suedzucker AG	2,353,132
30,074	TAG Immobilien AG	396,315
15,132	Takkt AG	341,936
3,304	Tipp24 SE	128,207
70,607	Zalando SEa,c	2,689,730

	Total	109,524,116

Hong Kong (2.8%)
1,403,800	AIA Group, Ltd.	7,863,864
120,000	BOC Hong Kong (Holdings), Ltd.	427,387
284,000	Champion REIT	153,521
574,000	Cheung Kong Property Holdings, Ltd.	3,505,415
661,300	China Mobile, Ltd.	6,972,202
264,000	Giordano International, Ltd.	142,346
18,000	Great Eagle Holdings, Ltd.	85,620
1,304,000	Hang Lung Group, Ltd.[b]	4,524,748
180,000	Hang Lung Properties, Ltd.	379,557
104,533	Hong Kong Exchanges and Clearing, Ltd.	2,458,447
163,000	Hopewell Holdings, Ltd.	561,420
266,000	Melco International Development, Ltd.	359,490
2,196,972	New World Development Company, Ltd.	2,314,746
4,796,544	PCCW, Ltd.	2,592,931
2,172,000	Shun Tak Holdings, Ltd.	748,280
997,398	Sino Land Company, Ltd.[b]	1,487,169
1,434,500	SmarTone Telecommunications Holdings, Ltd.	1,925,699
75,000	Sun Hung Kai Properties, Ltd.	944,436
105,000	Sunlight Real Estate Investment Trust	60,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Hong Kong (2.8%) - continued
226,000	Swire Pacific, Ltd.	$2,150,565
587,500	Swire Pacific, Ltd., Class B	1,008,210
347,700	Swire Properties, Ltd.	957,181
576,000	Texwinca Holdings, Ltd.	375,998
2,814,000	Truly International Holdings, Ltd.	1,091,226
438,000	Wharf Holdings, Ltd.	2,901,303

	Total	45,992,189

Hungary (0.2%)
146,000	Richter Gedeon Nyrt	3,083,866

	Total	3,083,866

India (2.3%)
82,840	Grasim Industries, Ltd.	1,051,171
40,000	Grasim Industries, Ltd. GDR	507,600
80,600	Hero Motocorp, Ltd.	3,608,398
277,000	Hindustan Unilever, Ltd.	3,367,331
464,741	Housing Development Finance Corporation	8,619,046
1,148,000	ICICI Bank, Ltd.	4,298,213
237,956	Infosys, Ltd.	3,531,873
1,742,313	ITC, Ltd.	6,188,742
66,621	Tata Consultancy Services, Ltd.	2,317,474
114,696	Ultra Tech Cement, Ltd.	5,479,074
4,570	Ultra Tech Cement, Ltd. GDR	218,851

	Total	39,187,773

Indonesia (0.7%)
14,912,100	Astra International Tbk PT	9,118,322
2,335,400	Indocement Tunggal Prakarsa Tbk PT	2,660,373

	Total	11,778,695

Ireland (0.4%)
125,921	CRH plc	4,343,352
393,200	Henderson Group plc	1,134,856
34,000	Seagate Technology plc	1,297,780

	Total	6,775,988

Israel (0.2%)
35,237	Amot Investments, Ltd.	149,487
848,138	El Al Israel Airlines, Ltd.	560,856
919	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	37,042
69,368	Shufersal, Ltd.	258,766
76,080	Teva Pharmaceutical Industries, Ltd. ADR	2,757,900

	Total	3,764,051

Italy (1.9%)
28,420	Ascopiave SPA	81,492
361,308	Assicurazioni Generali SPA	5,355,457
24,770	Autogrill SPA	223,513
27,967	Azimut Holding SPA	465,187
12,373	Banca IFIS SPA	338,637
206,522	Banca Mediolanum SPA	1,481,411
10,983	Banca Popolare Di Sondrio SCRL	36,035
79,204	Banco Popolare Societa Cooperativa	190,609
344,159	Beni Stabili SPA	196,718
28,653	Biesse SPA	576,041
177,944	BPER Banca	944,422
1,051,579	Credito Valtellinese Societa Cooperativa	410,596
788,236	Credito Valtellinese Societa Cooperativa Rights[a,d]	83
63,821	DiaSorin SPA	3,778,955
28,599	Enav SPA[a,c]	98,691
1,128,002	Enel SPA	4,958,375
163,863	Finecobank Banca Fineco SPA	916,192
64,128	Interpump Group SPA	1,049,696
1,443	Italmobiliare SPA	67,823
152,461	Mediaset SPA	656,641
124,618	Prysmian SPA	3,194,011
132,644	Recordati SPA	3,758,791
213,342	Saras SPA	385,118
211,061	Societa Cattolica di Assicurazioni SCRL	1,237,510
254,500	Unipol Gruppo Finanziario SPA	915,154

	Total	31,317,158

Japan (18.3%)
2,100	Adeka Corporation	28,489
12,600	Aichi Steel Corporation	527,140
14,500	Aoyama Trading Company, Ltd.	503,870
344,000	Asahi Glass Company, Ltd.	2,333,921
61,900	Asatsu-DK, Inc.	1,496,700
7,600	ASKA Pharmaceutical Company, Ltd.	110,626
31,900	Avex Group Holdings, Inc.	457,887
8,600	BML, Inc.	204,743
256,800	Bridgestone Corporation	9,239,866
133,900	Brother Industries, Ltd.	2,407,177
46,800	Canon Marketing Japan, Inc.	785,827
17,300	Cawachi, Ltd.	431,056
71,000	Central Glass Company, Ltd.	330,358
6,800	Chiyoda Integre Company, Ltd.	136,773
28,000	Chugoku Marine Paints, Ltd.	205,784
2,100	CKD Corporation	23,753
59,700	Daicel Corporation	656,344
16,000	Daido Steel Company, Ltd.	66,001
174,800	Daiichi Sankyo Company, Ltd.	3,569,283
38,500	Daiwa House Industry Company, Ltd.	1,049,910
98,000	Denka Company, Ltd.	431,458
50,500	Denso Corporation	2,184,453
55,300	DIC Corporation	1,675,883
1,600	DISCO Corporation	193,442
40,100	Doutor Nichires Holdings Company, Ltd.	736,457
91,608	DOWA Holdings Company, Ltd.	696,629
88,600	DTS Corporation	1,884,671
39,400	DUSKIN Company, Ltd.	809,030
115,600	EDION Corporation	1,082,532
9,700	EIZO Corporation	288,009
16,100	EPS Holdings, Inc.	187,407
44,400	Fancl Corporation	620,430
31,910	Fields Corporation	369,856
16,000	Foster Electric Company, Ltd.	301,429
193,400	Fuji Heavy Industries, Ltd.	7,879,968
105,000	Fuji Machine Manufacturing Company, Ltd.	1,198,804
20,400	Fuji Soft, Inc.	483,240
11,800	Fujibo Holdings, Inc.	334,400
88,300	FUJIFILM Holdings NPV	3,343,550
93,100	Fujikura, Ltd.	504,170
395,000	Fukuoka Financial Group, Inc.	1,751,818
6,200	Funai Electric Company, Ltd.	48,735
20,500	Furukawa Electric Company, Ltd.	598,229
21,700	Geo Holdings Corporation	252,250
21,100	Goldcrest Company, Ltd.	378,797
150,300	Gunma Bank, Ltd.	821,347
334	Hankyu REIT, Inc.	417,509
64,000	Hanwa Company, Ltd.	417,526
247,900	Haseko Corporation	2,513,463
22,200	Heiwa Corporation	507,189
10,700	Heiwa Real Estate Company, Ltd.	145,595
463	Heiwa Real Estate REIT, Inc.	331,879
808,019	Hiroshima Bank, Ltd.	3,765,220
27,900	Hitachi Chemical Company, Ltd.	696,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Japan (18.3%) - continued
78,300	Hitachi High-Technologies Corporation	$3,149,260
21,600	Hitachi Transport System, Ltd.	437,602
538,000	Hitachi, Ltd.	2,900,973
15,000	Hokkoku Bank, Ltd.	53,252
136,300	Hokuhoku Financial Group, Inc.	2,348,172
526,500	Honda Motor Company, Ltd.	15,371,333
113,900	Hosiden Corporation	920,082
30,000	Hyakujushi Bank, Ltd.	101,711
18,100	IBJ Leasing Company, Ltd.	404,098
518	Ichigo Real Estate Investment Corporation	336,674
153,900	Iida Group Holdings Company, Ltd.	2,917,519
19,600	Inaba Denki Sangyo Company, Ltd.	673,843
34,600	INES Corporation	359,723
378,000	ITOCHU Corporation	5,005,009
7,000	Itochu Enex Company, Ltd.	54,856
32,900	Iyo Bank, Ltd.	226,431
112,500	Japan Airlines Company, Ltd.	3,282,838
156,600	Japan Display, Inc.[a]	444,737
41,800	Japan Securities Finance Company, Ltd.	227,346
85,900	JSR Corporation	1,352,096
156,000	JTEKT Corporation	2,487,545
91,900	JVC Kenwood Corporation	250,325
48,500	Kabu.com Securities Company, Ltd.	166,643
14,000	Kadokawa Dwango Corporation	201,961
5,600	Kaga Electronics Company, Ltd.	90,789
46,000	Kandenko Company, Ltd.	414,355
68,800	Kao Corporation	3,256,640
89,500	KDDI Corporation	2,260,142
97,000	Keihin Corporation	1,695,308
443	Kenedix Office Investment Corporation	2,548,329
48	Kenedix Residential Investment Corporation	130,117
138,300	Kinden Corporation	1,721,538
35,100	Kissei Pharmaceutical Company, Ltd.	872,887
140,900	KITZ Corporation	769,268
25,710	Koei Tecmo Holdings Company, Ltd.	451,433
39,100	Kohnan Shoji Company, Ltd.	734,522
101,200	Kokuyo Company, Ltd.	1,162,603
125,800	Komatsu, Ltd.	2,849,389
89,300	Konica Minolta Holdings, Inc.	885,026
118,000	K’s Holdings Corporation	2,063,062
44,000	Kurabo Industries, Ltd.	85,973
289,700	Kuraray Company, Ltd.	4,344,216
3,900	Kuroda Electric Company, Ltd.	76,925
36,100	Kyocera Corporation	1,789,857
4,500	Kyoei Steel, Ltd.	85,556
6,900	Kyokuto Kaihatsu Kogyo Company, Ltd.	92,544
8,600	Kyokuto Securities Company, Ltd.	126,848
4,400	KYORIN Holdings, Inc.	94,157
74,000	Maeda Road Construction Company, Ltd.	1,234,139
347,000	Makino Milling Machine Company, Ltd.	2,707,672
260,700	Marubeni Corporation	1,474,539
14,000	Maruwa Company, Ltd.	462,716
146,700	Marvelous, Inc.	969,844
23,000	Matsui Securities Company, Ltd.	197,799
62,200	Matsumotokiyoshi Holdings Company, Ltd.	3,059,990
1,100	Melco Holdings, Inc.	29,856
8,900	Mimasu Semiconductor Industry Company, Ltd.	125,909
58,700	MIRAIT Holdings Corporation	529,022
210,200	Mitsubishi Chemical Holdings Corporation	1,359,082
310,900	Mitsubishi Corporation	6,603,098
228,600	Mitsubishi Electric Corporation	3,179,635
415,000	Mitsubishi Heavy Industries, Ltd.	1,886,608
47,800	Mitsubishi Materials Corporation	1,462,069
808,000	Mitsubishi UFJ Financial Group, Inc.	4,983,198
222,000	Mitsui & Company, Ltd.	3,041,914
691,000	Mitsui Engineering & Shipbuilding Company, Ltd.	1,068,544
4,546,400	Mizuho Financial Group, Inc.	8,158,673
6,100	Mochida Pharmaceutical Company, Ltd.	422,750
3,900	Modec, Inc.	62,165
54,200	Monex Group, Inc.	150,476
960	Mori Trust Sogo REIT, Inc.	1,514,278
135,463	MS and AD Insurance Group Holdings, Inc.	4,194,958
4,500	Musashino Bank, Ltd.	129,446
46,900	Namura Shipbuilding Company, Ltd.	319,839
22,900	NEC Networks & System Integration Corporation	412,870
160,700	Net One Systems Company, Ltd.	1,026,686
10,700	Nichicon Corporation	93,166
31,300	Nichirei Corporation	647,163
4,700	Nihon Unisys, Ltd.	58,999
21,400	Nikkon Holdings Company, Ltd.	445,612
449,000	Nippon Electric Glass Company, Ltd.	2,422,561
34,500	Nippon Flour Mills Company, Ltd.	478,794
84,200	Nippon Light Metal Holdings Company, Ltd.	177,273
4,300	Nippon Paper Industries Company, Ltd.	72,648
21,900	Nippon Shokubai Company, Ltd.	1,363,868
45,000	Nippon Telegraph & Telephone Corporation	1,894,282
44,000	Nippon Thompson Company, Ltd.	185,445
50,000	Nishimatsu Construction Company, Ltd.	241,648
256,305	Nissan Motor Company, Ltd.	2,571,032
133,000	Nisshin OilliO Group, Ltd.	610,863
31,300	Nisshin Steel Company, Ltd.	384,433
17,200	Nissin Electric Company, Ltd.	189,370
2,000	Nittetsu Mining Company, Ltd.	94,318
27,300	Nitto Denko Corporation	2,090,119
30,217	Nitto Kogyo Corporation	411,408
33,900	Noritz Corporation	571,128
148,600	North Pacific Bank, Ltd.	611,976
34,300	NSD Company, Ltd.	537,963
197,900	NTT DOCOMO, Inc.	4,501,290
252,700	Obayashi Corporation	2,412,615
64,700	Okamura Corporation	580,253
37,000	Okasan Securities Group, Inc.	227,878
22,950	Okinawa Electric Power Company, Inc.	515,551
218,000	Okuma Corporation	2,074,158
1,568,000	Osaka Gas Company, Ltd.	6,016,513
112,100	Otsuka Holdings Company, Ltd.	4,883,123
43,700	Paltac Corporation	1,030,671
106,100	Panasonic Corporation	1,076,083
33,700	Paramount Bed Holdings Company, Ltd.	1,346,270
13,900	Pioneer Corporation[a]	27,960
30,700	Plenus Company, Ltd.	598,587
70,800	Rengo Company, Ltd.	384,478
260,400	Resona Holdings, Inc.	1,334,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Japan (18.3%) - continued
10,700	Rohm Company, Ltd.	$613,890
54,300	Round One Corporation	375,825
7,000	Ryobi, Ltd.	27,401
14,400	Ryosan Company, Ltd.	434,138
50,600	San-in Godo Bank, Ltd.	421,563
130,000	Sankyu, Inc.	784,428
6,700	Screen Holdings Company, Ltd.	414,117
18,600	Seiko Epson Corporation	392,694
186,200	Seino Holdings Company, Ltd.	2,063,182
1,170	Sekisui House SI Investment Corporation	1,303,130
175,400	Sekisui House, Ltd.	2,914,149
77,300	SENKO Company, Ltd.	520,804
7,400	Senshu Ikeda Holdings, Inc.	34,078
43,000	Shimachu Company, Ltd.	1,144,184
70,000	Shindengen Electric Manufacturing Company, Ltd.	259,484
56,500	Shinko Electric Industries Company, Ltd.	380,618
125,000	ShinMaywa Industries, Ltd.	1,121,427
77,600	Showa Denko KK	1,108,450
938,200	Sojitz Corporation	2,271,533
176,800	Sumco Corporation	2,273,002
62,000	Sumitomo Bakelite Company, Ltd	346,726
286,340	Sumitomo Corporation	3,361,463
30,400	Sumitomo Electric Industries, Ltd.	437,739
568,000	Sumitomo Heavy Industries, Ltd.	3,647,218
89,800	Sumitomo Mitsui Financial Group, Inc.	3,419,851
18,300	Sumitomo Mitsui Trust Holdings, Inc.	654,751
19,000	Taihei Dengyo Kaisha, Ltd.	184,160
24,500	Tatsuta Electric Wire and Cable Company, Ltd.	95,137
66,300	TIS, Inc.	1,417,067
179,000	Toagosei Company, Ltd.	1,756,946
72,300	Toho Holdings Company, Ltd.	1,440,950
156,600	Tohoku Electric Power Company, Inc.	1,974,090
20,400	Tokai Rika Company, Ltd.	408,386
5,000	Tokyo Broadcasting System Holdings, Inc.	79,740
55,700	Tokyo Electron, Ltd.	5,238,553
7,700	Tokyo Seimitsu Company, Ltd.	227,649
916	Tokyu REIT, Inc.	1,160,480
59,300	Toppan Forms Company, Ltd.	617,403
2,900	Topy Industries, Ltd.	74,544
60,500	Tosei Corporation	452,666
240,000	Toshiba Machine Company, Ltd.	959,698
229,000	Tosoh Corporation	1,615,363
27,700	Toyota Industries Corporation	1,317,004
146,800	Toyota Motor Corporation	8,606,651
97,000	Tsubakimoto Chain Company	786,516
9,000	Tsugami Corporation	51,538
1,500	Tsumura & Company	41,285
16,600	TV Asahi Holdings Corporation	327,057
38,000	UACJ Corporation	103,806
493,000	Ube Industries, Ltd.	1,030,175
10,600	ULVAC, Inc.	323,595
1,600	Unipres Corporation	31,769
98,200	Valor Company, Ltd.	2,555,424
10,100	Warabeya Nichiyo Holdings Company, Ltd.	212,993
66,000	West Japan Railway Company	4,042,893
14,100	Xebio Holdings Company, Ltd.	217,388
451,100	Yamada Denki Company, Ltd.[b]	2,428,924
76,300	Yamato Kogyo Company, Ltd.	2,127,959
51,700	Yodogawa Steel Works, Ltd.	1,347,368
14,800	Yorozu Corporation	212,389

	Total	302,817,638

Jersey (0.3%)
213,698	IWG plc	646,402
225,587	WPP plc	5,020,113

	Total	5,666,515

Luxembourg (0.7%)
43,335	APERAM	1,977,640
1,258	Millicom International Cellular SA	53,609
383,405	Subsea 7 SAa	4,842,129
123,000	Tenaris SA ADR[b]	4,392,330
32,790	Ternium SA ADR	791,879

	Total	12,057,587

Malaysia (0.2%)
559,343	CIMB Group Holdings Berhad	560,894
667,400	Public Bank Berhad	2,933,823

	Total	3,494,717

Mexico (1.0%)
83,000	Fomento Economico Mexicano SAB de CV ADR	6,325,430
24,500	Grupo Aeroportuario del Sureste SAB de CV ADR	3,525,305
1,272,594	Grupo Financiero Banorte SAB de CV ADR	6,267,923
259,000	Organizacion Soriana SAB de CVa	561,988

	Total	16,680,646

Netherlands (2.3%)
68,724	ABN AMRO Group NVc	1,521,675
737,830	Aegon NV	4,053,394
3,856	AMG Advanced Metallurgical Group NV	59,923
458,007	Arcelor Mittal[a]	3,365,224
41,963	ASM International NV	1,881,324
79,589	BE Semiconductor Industries NV	2,647,454
27,363	Corbion NV	731,783
214,500	Koninklijke Ahold Delhaize NV	4,518,028
92,393	Koninklijke Boskalis Westminster NV	3,205,317
11,419	Koninklijke DSM NV	684,312
76,081	NN Group NV	2,575,544
58,662	Philips Lighting NVa,b,c	1,444,968
7,865	PostNL NVa	33,789
22,335	Randstad Holding NV	1,209,837
57,262	RELX NV	963,143
28,968	STMicroelectronics NV	328,337
4,800	TKH Group NV	189,832
181,237	Unilever NV	7,445,031

	Total	36,858,915

New Zealand (<0.1%)
129,449	Trade Me Group, Ltd.	450,140
16,312	Z Energy, Ltd.	82,230

	Total	532,370

Norway (1.4%)
108,846	Aker BP ASA	1,944,957
55,733	Austevoll Seafood ASA	540,059
113,382	BW LPG, Ltd.[c]	476,310
166,353	Marine Harvest ASA	3,007,745
1,346,647	Norsk Hydro ASA	6,427,186
95,280	Orkla ASA	862,163
55,713	Petroleum Geo-Services ASA[a]	187,725
3,279	Petroleum Geo-Services ASA Rights[a,d]	2,505
69,922	SalMar ASA	2,087,935
4,699	Skandiabanken ASA[a,c]	38,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Norway (1.4%) - continued
41,669	SpareBank 1 SMN	$312,444
17,213	Statoil ASA	314,166
293,826	Storebrand ASA[a]	1,560,799
215,515	Telenor ASA	3,216,931
44,092	TGS Nopec Geophysical Company ASA	977,464
42,190	Yara International ASA	1,659,715

	Total	23,616,325

Philippines (0.5%)
12,830	Ayala Corporation	188,363
7,576,500	Ayala Land, Inc.	4,867,883
2,112,270	Bank of the Philippine Islands	3,773,087

	Total	8,829,333

Poland (0.2%)
105,348	Bank Pekao SA	3,163,248

	Total	3,163,248

Portugal (0.9%)
6,184,256	Banco Espirito Santo SAa,d	651
104,038	CTT-Correios de Portugal SA	705,194
850,200	Electricidade de Portugal SA	2,587,633
421,119	Galp Energia SGPS SA	6,278,164
358,591	Jeronimo Martins SGPS SA	5,561,636

	Total	15,133,278

Russia (0.8%)
112,500	Lukoil ADR	6,301,755
34,097	Magnit PJSC	6,112,780

	Total	12,414,535

Singapore (0.7%)
114,100	Oversea-Chinese Banking Corporation, Ltd.	700,762
460,800	StarHub, Ltd.	892,039
284,300	United Engineers, Ltd.	502,578
405,513	United Overseas Bank, Ltd.[b]	5,697,011
331,100	Venture Corporation, Ltd.	2,255,162
114,700	Wing Tai Holdings, Ltd.	125,631
2,704,500	Yangzijiang Shipbuilding Holdings, Ltd.	1,516,438
735,400	Yanlord Land Group, Ltd.	670,323

	Total	12,359,944

South Africa (0.6%)
290,584	Massmart Holdings, Ltd.	2,669,342
304,479	MTN Group, Ltd.	2,788,633
680,885	Truworths International, Ltd.	3,949,840

	Total	9,407,815

South Korea (0.4%)
5,959	Amorepacific Corporation	1,012,844
10,873	Amorepacific Group	1,195,011
5,609	NAVER Corporation	3,591,879

	Total	5,799,734

Spain (1.0%)
25,759	Aena SAc	3,509,446
75,756	Banco Santander SA	394,105
45,364	CIE Automotive SA	882,766
13,570	Construcciones y Auxiliar de
	Ferrocarriles SA	547,097
74,104	Ebro Foods SA	1,550,867
57,050	Ence Energia y Celulosa SA	150,321
84,319	Endesa SA	1,783,191
35,757	Gamesa Corporacion Tecnologia SA	722,926
8,997	Let’s GOWEX SAa,d	1
167,626	Liberbank SAa	173,235
1,810,989	Mapfre SA	5,516,471
15,176	Mediaset Espana Comunicacion SA	177,769
21,121	Papeles y Cartones de Europa SA	116,434
36,302	Tecnicas Reunidas SA	1,484,654

	Total	17,009,283

Sweden (2.0%)
115,700	Alfa Laval AB	1,908,514
4,236	Bilia AB	97,198
120,517	Boliden AB	3,130,429
9,874	Bonava ABa	152,964
14,005	Bure Equity AB	158,773
11,744	Dios Fastigheter AB	77,267
87,723	Granges AB	826,599
47,537	Inwido AB	492,530
21,024	JM AB	606,080
6,358	Klovern AB, Class B	6,654
50,995	Loomis AB	1,514,187
4,408	Nobia AB	40,986
32,600	Nobina AB*	181,596
902,613	Nordea Bank AB	10,001,516
13,759	SAAB AB	513,128
20,391	Scandic Hotels Group ABa,c	171,105
57,700	Securitas AB	905,074
95,094	Skandinaviska Enskilda Banken AB	993,751
35,997	Skanska AB	847,527
112,340	SKF AB	2,059,885
133,919	Svenska Cellulosa AB SCA	3,769,355
35,407	Swedbank AB	853,113
476,196	Telefonaktiebolaget LM Ericsson	2,790,972
3,637	Vitrolife AB	154,364

	Total	32,253,567

Switzerland (6.3%)
519,819	ABB, Ltd.	10,937,888
19,144	Actelion, Ltd.	4,137,183
64,388	Adecco SA	4,203,043
7,128	Ascom Holding AG	111,841
862	Autoneum Holding AG	225,955
14,331	BKW FMB Energie	693,117
1,926	Bobst Group SA	133,910
26,258	Cembra Money Bank AGa	1,910,081
1,068	dorma+kaba Holding AG	792,864
719	Emmi AG	434,732
167,924	Ferrexpo plc[a]	278,349
1,148	Forbo Holding AG	1,478,719
26,438	GAM Holding AGa	305,969
3,630	Georg Fischer AG	2,968,705
262,627	Glencore Xstrata plc[a]	887,392
2,176	Helvetia Holding AG	1,170,799
455	Implenia AG	33,624
3,493	Kardex AG	326,729
1,899	Komax Holding AG	468,549
80,197	Logitech International SA	1,995,976
25,579	Lonza Group AG	4,420,798
2,929	Mobimo Holding AG	732,753
267,828	Nestle SA	19,186,552
184,549	Novartis AG	13,421,049
7,383	Partners Group Holding AG	3,456,263
2,739	Rieter Holding AG	476,360
7,200	Roche Holding AG-BR	1,680,383
60,720	Roche Holding AG-Genusschein	13,841,280
470	Schweiter Technologies AG	530,787
19,798	Sulzer, Ltd.	2,038,065
7,114	Tecan Group AG	1,109,432
4,207	Valiant Holding AG	418,924
7,684	Valora Holding AG	2,182,654
82,823	Wolseley plc	5,056,058

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (87.4%)	Value
Switzerland (6.3%) - continued
9,439	Zurich Insurance Group AGa	$2,594,024

	Total	104,640,807

Taiwan (0.7%)
662,300	Taiwan Mobile Company, Ltd.	2,132,155
1,693,951	Taiwan Semiconductor Manufacturing Company, Ltd.	9,488,253

	Total	11,620,408

Thailand (0.7%)
427,750	Siam Cement pcl	5,936,881
1,313,500	Siam Commercial Bank pcl	5,570,333

	Total	11,507,214

Turkey (0.6%)
1,427,982	Akbank TAS	3,161,064
231,340	BIM Birlesik Magazalar AS	3,210,331
1,370,000	Turkiye Garanti Bankasi AS	2,954,573

	Total	9,325,968

United Kingdom (12.6%)
438,778	3i Group plc	3,795,626
70,243	Abcam plc	663,176
295,109	Aberdeen Asset Management plc	933,078
100,600	Aggreko plc	1,135,620
253,080	Amec Foster Wheeler plc	1,461,433
278,811	Anglo American plc[a]	3,939,302
68,363	Ashmore Group plc	237,612
6,424	ASOS plc[a]	392,496
349,554	Auto Trader Group plc[c]	1,757,402
341,801	Barclays plc	938,026
350,257	Beazley plc	1,674,153
21,143	Bellway plc	644,500
107,000	BHP Billiton plc	1,683,924
51,097	BHP Billiton plc	813,623
91,194	Bodycote plc	723,097
5,916	Bovis Homes Group plc	59,711
1,883,899	BP plc	11,799,738
174,504	British American Tobacco plc	9,890,148
63,637	Bunzl plc	1,652,111
155,449	Burberry Group plc	2,864,775
587,620	Cobham plc	1,183,147
206,936	Compass Group plc	3,824,523
84,861	Crest Nicholson Holdings plc	472,488
59,572	CYBG plc[a]	204,448
231,032	Diageo plc	5,995,283
16,741	Dialog Semiconductor plc[a]	703,374
149,046	Direct Line Insurance Group plc	678,335
84,746	Electrocomponents plc	497,363
60,485	Faroe Petroleum plc[a]	77,151
116,280	Fenner plc	337,840
49,124	Galliford Try plc	781,378
679,528	GlaxoSmithKline plc	13,052,796
33,902	Grainger plc	99,355
46,270	Halma plc	511,910
34,315	Hiscox, Ltd.	429,993
3,830,829	HSBC Holdings plc	30,909,670
77,431	Hunting plc	597,885
136,552	Inchcape plc	1,180,084
705,485	Indivior plc	2,570,551
246,664	Informa plc	2,066,114
231,918	Intermediate Capital Group plc	1,996,723
86,600	Interserve plc	364,738
60,775	Intertek Group plc	2,604,713
421,215	JD Sports Fashion plc	1,650,246
491,429	John Wood Group plc	5,306,706
98,287	JRP Group plc	181,089
131,061	Jupiter Fund Management plc	713,736
607,978	Ladbrokes Coral plc	868,685
570,434	Marks and Spencer Group plc	2,457,265
86,658	Meggitt plc	489,377
80,729	Micro Focus International plc	2,168,076
519,500	Mitie Group plc	1,434,470
227,233	National Express Group plc	990,221
216,500	Old Mutual plc	552,072
90,986	OneSavings Bank plc	379,006
102,000	PageGroup plc	489,876
341,517	Paragon Group of Companies plc	1,740,313
233,615	Petrofac, Ltd.	2,500,071
110,331	Premier Oil plc[a]	100,502
509,199	QinetiQ Group plc	1,648,412
67,755	Reckitt Benckiser Group plc	5,739,424
137,091	Rentokil Initial plc	375,053
124,400	Restaurant Group plc	497,214
91,433	Rio Tinto plc	3,490,750
370,633	Rolls-Royce Holdings plc[a]	3,044,213
83,575	Royal Dutch Shell plc	2,279,565
81,841	Royal Dutch Shell plc, Class A	2,259,115
645,855	Royal Dutch Shell plc, Class B	18,556,756
352,429	Saga plc	848,788
8,354	Savills plc	72,257
15,427	Schroders plc	566,606
51,421	Shawbrook Group plc[a,c]	172,308
349,653	Smiths Group plc	6,086,488
12,599	Spectris plc	359,009
50,496	Spirax-Sarco Engineering plc	2,598,763
284,440	Standard Chartered plc[a]	2,319,599
15,742	Stobart Group, Ltd.	34,515
127,901	Synthomer plc	603,078
415,588	Tate & Lyle plc	3,616,737
210,496	Thomas Cook Group plc[a]	226,112
180,356	TP ICAP plc	963,105
44,225	Tritax Big Box REIT plc	76,032
35,717	UBM plc	321,501
101,399	Unilever plc	4,100,586
91,433	Vedanta Resources plc	981,182
12,205	Vesuvius plc	59,344
79,345	Virgin Money Holdings (UK) plc	295,996
29,731	WH Smith plc	569,673
1,138,199	William Hill plc	4,065,383
291,436	William Morrison Supermarkets plc	827,765

	Total	207,876,453

United States (0.2%)
113,600	Yum China Holding, Inc.[a]	2,967,232

	Total	2,967,232

	Total Common Stock (cost $1,413,991,147)	1,446,710,065

Principal Amount	Long-Term Fixed Income (9.4%)
Angola (0.1%)
	Angola Government International Bond
$910,000	9.500%, 11/12/2025	878,405

	Total	878,405

Argentina (0.5%)
	Argentina Government International Bond
1,120,000	24.255%, 10/9/2017[e,f]	74,464
750,000	6.875%, 4/22/2021[c]	798,750
6,330,000	16.000%, 10/17/2023[e]	396,124
180,000	7.500%, 4/22/2026	189,000
1,220,000	7.500%, 4/22/2026[c]	1,281,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Argentina (0.5%) - continued
$13,050,000	15.500%, 10/17/2026[e]	$819,943
230,000	6.625%, 7/6/2028[c]	225,469
949,512	7.820%, 12/31/2033[g]	959,267
350,509	8.280%, 12/31/2033	363,653
218,718	8.280%, 12/31/2033	233,481
1,482,000	0.000%, 12/15/2035[f,g]	141,963
920,000	7.125%, 7/6/2036[c]	875,150
660,000	7.125%, 7/6/2036	627,825
360,000	2.500%, 12/31/2038[h]	221,400
	Cablevision SA
160,000	6.500%, 6/15/2021	162,600
150,000	6.500%, 6/15/2021[c]	152,438
	YPF SA
340,000	8.875%, 12/19/2018	369,835

	Total	7,892,362

Armenia (<0.1%)
	Armenia Government International Bond
260,000	6.000%, 9/30/2020	267,930
200,000	7.150%, 3/26/2025	209,824

	Total	477,754

Azerbaijan (0.1%)
	State Oil Company of Azerbaijan Republic
1,520,000	4.750%, 3/13/2023	1,475,540

	Total	1,475,540

Belize (<0.1%)
	Belize Government International Bond
116,500	5.000%, 2/20/2038*,h	47,765

	Total	47,765

Bermuda (0.1%)
	Bermuda Government International Bond
460,000	3.717%, 1/25/2027[c]	434,700
	Digicel Group, Ltd.
210,000	8.250%, 9/30/2020[c]	180,174
	Digicel, Ltd.
770,000	6.750%, 3/1/2023[c]	694,255
	TiVo Corporation
320,000	6.000%, 4/15/2021	289,347

	Total	1,598,476

Brazil (0.4%)
	Banco do Brasil SA/Cayman
840,000	6.250%, 4/15/2024[i]	614,460
400,000	9.000%, 6/18/2024[i]	376,000
	Brazil Government International Bond
422,000	6.000%, 8/15/2050[j]	407,305
230,000	2.625%, 1/5/2023	204,700
340,000	4.250%, 1/7/2025	317,900
200,000	5.000%, 1/27/2045	162,240
	Brazil Letras do Tesouro Nacional NA
364,000	Zero Coupon, 1/1/2018[j]	100,335
	Brazil Loan Trust 1
136,622	5.477%, 7/24/2023	133,275
853,890	5.477%, 7/24/2023*	832,970
	Brazil Minas SPE via State of Minas Gerais
409,000	5.333%, 2/15/2028	381,392
930,000	5.333%, 2/15/2028*	867,225
	Brazil Notas do Tesoruro Nacional Serie F
7,195,000	10.000%, 1/1/2027[j]	2,040,188
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016*,d,k	0
	Tupy SA
450,000	6.625%, 7/17/2024[c]	432,000

	Total	6,869,990

Bulgaria (0.2%)
	Bulgaria Government International Bond
180,000	4.250%, 7/9/2017[g]	193,798
600,000	1.875%, 3/21/2023[g]	659,332
100,000	2.950%, 9/3/2024[g]	115,249
300,000	2.625%, 3/26/2027[g]	327,735
520,000	3.000%, 3/21/2028[g]	583,397
980,000	3.125%, 3/26/2035[g]	1,026,443

	Total	2,905,954

Cameroon (<0.1%)
	Cameroon Government International Bond
200,000	9.500%, 11/19/2025	215,012

	Total	215,012

Cayman Islands (0.1%)
	Agromercantil Senior Trust
110,000	6.250%, 4/10/2019	112,809
	Petrobras International Finance Company
510,000	5.750%, 1/20/2020	516,375
600,000	5.375%, 1/27/2021	586,800

	Total	1,215,984

Chile (0.2%)
	Banco del Estado de Chile
500,000	4.125%, 10/7/2020	520,382
260,000	4.125%, 10/7/2020[c]	270,598
	Chile Government International Bond
614,000	3.125%, 1/21/2026	604,790
150,000	3.625%, 10/30/2042	139,425
	GNL Quintero SA
710,000	4.634%, 7/31/2029[c]	699,350
	Itau CorpBanca
552,000	3.875%, 9/22/2019[c]	568,740
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	126,000
210,000	3.625%, 4/3/2023	199,500
448,000	4.375%, 1/28/2025*	433,440

	Total	3,562,225

Colombia (0.3%)
	Banco de Bogota SA
600,000	5.000%, 1/15/2017	600,402
1,460,000	6.250%, 5/12/2026[c]	1,489,200
	Colombia Government International Bond
480,000	2.625%, 3/15/2023	452,400
70,000	8.125%, 5/21/2024	87,500
360,000	4.500%, 1/28/2026	370,800
440,000	3.875%, 3/22/2026[g]	511,056
140,000	6.125%, 1/18/2041	151,200
350,000	5.625%, 2/26/2044	360,500
370,000	5.000%, 6/15/2045	351,037

	Total	4,374,095

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	201,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Costa Rica (0.2%) - continued
$410,000	5.250%, 8/12/2018[c]	$413,567
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[c]	412,050
290,000	6.250%, 11/1/2023[c]	290,725
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	35,318
720,000	5.625%, 4/30/2043	567,000
400,000	7.000%, 4/4/2044	365,628
1,230,000	7.158%, 3/12/2045[c]	1,140,284

	Total	3,426,312

Croatia (<0.1%)
	Croatia Government International Bond
185,000	3.875%, 5/30/2022[g]	209,162

	Total	209,162

Dominican Republic (0.4%)
	Aeropuertos Dominicanos Siglo XXI SA
800,000	9.750%, 11/13/2019	832,000
	Dominican Republic Government International Bond
47,935	9.040%, 1/23/2018	49,570
8,100,000	15.000%, 4/5/2019[l]	192,370
3,600,000	16.000%, 7/10/2020[l]	91,164
813,000	7.500%, 5/6/2021	882,544
3,800,000	11.500%, 5/10/2024[l]	86,250
100,000	6.875%, 1/29/2026[c]	104,060
310,000	8.625%, 4/20/2027	348,332
2,700,000	18.500%, 2/4/2028[c,l]	82,436
5,100,000	11.375%, 7/6/2029[l]	111,661
502,000	7.450%, 4/30/2044	507,020
2,237,000	6.850%, 1/27/2045	2,113,339
2,210,000	6.850%, 1/27/2045[c]	2,087,831

	Total	7,488,577

Ecuador (0.2%)
	Ecuador Government International Bond
1,100,000	10.750%, 3/28/2022	1,193,500
790,000	7.950%, 6/20/2024	754,450
470,000	9.650%, 12/13/2026[c]	480,575
	EP PetroEcuador
289,474	6.627%, 9/24/2019[f]	290,559

	Total	2,719,084

El Salvador (0.2%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	103,250
220,000	7.750%, 1/24/2023	228,153
203,000	5.875%, 1/30/2025	185,759
285,000	6.375%, 1/18/2027	262,200
130,000	8.250%, 4/10/2032	131,300
1,030,000	7.650%, 6/15/2035	955,325
319,000	7.625%, 2/1/2041	289,493

	Total	2,155,480

Gabon (<0.1%)
	Gabon Government International Bond
320,000	6.375%, 12/12/2024	297,254

	Total	297,254

Ghana (<0.1%)
	Ghana Government International Bond
390,000	10.750%, 10/14/2030[c]	460,929

	Total	460,929

Guatemala (0.2%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[c]	328,173
	Guatemala Government International Bond
850,000	5.750%, 6/6/2022	913,095
210,000	4.500%, 5/3/2026	202,125
760,000	4.500%, 5/3/2026[c]	731,500
380,000	4.875%, 2/13/2028[c]	366,719
780,000	4.875%, 2/13/2028	752,739

	Total	3,294,351

Honduras (0.1%)
	Honduras Government International Bond
675,000	8.750%, 12/16/2020	751,545
1,010,000	8.750%, 12/16/2020*	1,124,534

	Total	1,876,079

Hong Kong (<0.1%)
	China Resources Cement Holdings, Ltd.
200,000	2.125%, 10/5/2017	200,011
	Wharf Finance, Ltd.
200,000	4.625%, 2/8/2017	200,458

	Total	400,469

Hungary (0.3%)
	Hungary Government International Bond
2,070,000	6.250%, 1/29/2020	2,264,062
160,000	6.375%, 3/29/2021	179,162
540,000	5.375%, 2/21/2023	585,279
1,440,000	5.750%, 11/22/2023	1,596,600
100,000	7.625%, 3/29/2041	139,725
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[c]	231,489

	Total	4,996,317

India (0.1%)
	Greenko Dutch BV
200,000	8.000%, 8/1/2019	211,100
480,000	8.000%, 8/1/2019[c]	506,640

	Total	717,740

Indonesia (0.7%)
	Indonesia Government International Bond
500,000	3.700%, 1/8/2022[c]	501,124
560,000	2.625%, 6/14/2023[c,g]	592,155
470,000	5.375%, 10/17/2023	509,040
1,840,000	5.875%, 1/15/2024	2,030,079
570,000	3.375%, 7/30/2025[g]	614,388
1,340,000	4.750%, 1/8/2026[c]	1,383,261
210,000	4.750%, 1/8/2026	216,780
1,060,000	4.350%, 1/8/2027[c]	1,062,249
360,000	3.750%, 6/14/2028[c,g]	385,277
585,000	8.500%, 10/12/2035	793,606
200,000	6.625%, 2/17/2037	231,267
320,000	7.750%, 1/17/2038	410,648
750,000	5.250%, 1/17/2042	755,860
250,000	4.625%, 4/15/2043	243,080
200,000	6.750%, 1/15/2044	242,072

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Indonesia (0.7%) - continued
$200,000	5.950%, 1/8/2046	$220,817
	Perusahaan Penerbit SBSN Indonesia
200,000	4.550%, 3/29/2026	201,000
	Perusahaan Penerbit SBSN Indonesia II
200,000	4.000%, 11/21/2018[c]	207,000
	Perusahaan Penerbit SBSN Indonesia III
320,000	4.325%, 5/28/2025	318,784
200,000	4.550%, 3/29/2026[c]	201,000
	PT Perusahaan Gas Negara (Persero) Tbk PT
410,000	5.125%, 5/16/2024	421,161

	Total	11,540,648

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
110,000	3.839%, 12/30/2018[c]	111,788

	Total	111,788

Japan (<0.1%)
	SoftBank Group Corporation
280,000	4.500%, 4/15/2020[c]	287,000
	Universal Entertainment Corporation
250,000	8.500%, 8/24/2020*	251,875

	Total	538,875

Kazakhstan (0.1%)
	KazMunayGas National Company JSC
1,200,000	9.125%, 7/2/2018	1,303,920

	Total	1,303,920

Kenya (<0.1%)
	Kenya Government International Bond
640,000	6.875%, 6/24/2024	603,448

	Total	603,448

Latvia (<0.1%)
	Latvia Government International Bond
381,000	5.250%, 2/22/2017	382,715

	Total	382,715

Luxembourg (0.3%)
	Altice Financing SA
290,000	6.625%, 2/15/2023[c]	297,975
280,000	7.500%, 5/15/2026[c]	291,200
	Gazprom Neft OAO Via GPN Capital SA
1,190,000	6.000%, 11/27/2023[c]	1,261,400
	Gazprom OAO Via Gaz Capital SA
690,000	9.250%, 4/23/2019	781,094
	Sberbank of Russia Via SB Capital SA
610,000	5.500%, 2/26/2024	619,912
	Severstal OAO
370,000	6.700%, 10/25/2017	382,194
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	407,000
	Wind Acquisition Finance SA
280,000	4.000%, 7/15/2020*,g	300,157
370,000	7.000%, 4/23/2021[g]	405,155
890,000	7.375%, 4/23/2021	925,600

	Total	5,671,687

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
790,000	4.875%, 12/1/2020[c,g]	872,104
570,000	5.625%, 7/26/2023[c,g]	619,036

	Total	1,491,140

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023[c]	188,276
	MTN Mauritius Investment, Ltd.
610,000	6.500%, 10/13/2026[c]	600,850

	Total	789,126

Mexico (0.8%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[m]	119,123
	Cemex SAB de CV
180,000	4.750%, 1/11/2022[c,g]	196,394
	Gruma, SAB de CV
340,000	4.875%, 12/1/2024[c]	355,470
	Grupo Cementos de Chihuahua SAB de CV
200,000	8.125%, 2/8/2020[c]	207,500
	Metalsa SA de CV
200,000	4.900%, 4/24/2023[c]	190,250
	Mexican Bonos
10,391,500	8.000%, 12/7/2023[m]	519,980
9,084,000	7.500%, 6/3/2027[m]	436,122
	Mexico Government International Bond
240,000	4.000%, 3/15/2115[g]	211,561
214,000	5.750%, 10/12/2110	197,415
20,082,700	10.000%, 12/5/2024[m]	1,121,103
200,000	4.750%, 3/8/2044	181,800
370,000	4.350%, 1/15/2047	317,275
	Pemex Project Funding Master Trust
147,000	5.750%, 3/1/2018	152,035
	Petroleos Mexicanos
300,000	5.500%, 2/4/2019[c]	310,767
100,000	3.500%, 7/23/2020	97,875
710,000	6.375%, 2/4/2021[c]	756,150
370,000	6.375%, 2/4/2021	394,050
10,000	4.875%, 1/24/2022	10,030
260,000	5.375%, 3/13/2022[c]	266,235
1,380,000	5.125%, 3/15/2023[g]	1,568,483
1,445,000	6.875%, 8/4/2026	1,524,475
780,000	6.875%, 8/4/2026[c]	822,900
1,100,000	6.500%, 3/13/2027[c]	1,134,650
97,000	5.500%, 6/27/2044	80,723
60,000	6.375%, 1/23/2045	54,600
40,000	5.625%, 1/23/2046	33,200
16,000	6.750%, 9/21/2047[c]	15,117
	Sigma Alimentos SA de CV
530,000	4.125%, 5/2/2026[c]	503,500
	Trust F/1401
200,000	6.950%, 1/30/2044	181,000

	Total	11,959,783

Mongolia (0.1%)
	Mongolia Government International Bond
823,000	5.125%, 12/5/2022	701,627

	Total	701,627

Montenegro (<0.1%)
	Montenegro Government International Bond
200,000	3.875%, 3/18/2020[c,g]	208,432

	Total	208,432

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Mozambique (<0.1%)
	Mozambique Government
	International Bond
$200,000	10.500%, 1/18/2023	$118,500

	Total	118,500

Netherlands (0.2%)
	IHS Netherlands Holdco BV
1,000,000	9.500%, 10/27/2021[c]	1,023,822
	Listrindo Capital BV
350,000	4.950%, 9/14/2026[c]	340,803
	Petrobras Global Finance BV
805,000	4.875%, 3/17/2020	795,903
1,100,000	8.375%, 5/23/2021	1,185,250

	Total	3,345,778

Nigeria (<0.1%)
	Nigeria Government International Bond
274,000	6.750%, 1/28/2021	276,263
320,000	6.375%, 7/12/2023	308,909

	Total	585,172

Pakistan (0.1%)
	Pakistan Government International Bond
370,000	6.875%, 6/1/2017	374,995
200,000	7.250%, 4/15/2019[c]	211,680
210,000	6.750%, 12/3/2019*	222,002
260,000	8.250%, 4/15/2024[c]	282,026
690,000	8.250%, 9/30/2025	753,656

	Total	1,844,359

Panama (<0.1%)
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	116,490

	Total	116,490

Paraguay (0.2%)
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	207,025
590,000	8.125%, 1/24/2019[c]	623,187
	Paraguay Government International Bond
330,000	4.625%, 1/25/2023	333,320
200,000	5.000%, 4/15/2026	203,500
580,000	5.000%, 4/15/2026[c]	590,150
880,000	6.100%, 8/11/2044	893,200

	Total	2,850,382

Peru (0.1%)
	Abengoa Transmision Sur SA
199,580	6.875%, 4/30/2043	204,570
588,761	6.875%, 4/30/2043*	603,480
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022	209,000
200,000	4.750%, 2/8/2022[c]	209,000
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021[c]	78,050
690,000	6.750%, 11/23/2021	769,350
92,000	4.625%, 4/12/2023	93,840
100,000	4.625%, 4/12/2023[c]	102,000

	Total	2,269,290

Philippines (<0.1%)
	Energy Development Corporation
430,000	6.500%, 1/20/2021	477,300
	Philippines Government International Bond
470,000	9.875%, 1/15/2019	548,166

	Total	1,025,466

Poland (0.2%)
	Poland Government International Bond
14,670,000	1.750%, 7/25/2021[n]	3,339,851

	Total	3,339,851

Romania (0.1%)
	Romania Government International Bond
770,000	6.750%, 2/7/2022	876,684
180,000	4.375%, 8/22/2023	185,220
200,000	4.875%, 1/22/2024	211,536
480,000	2.875%, 5/26/2028[g]	518,525
310,000	6.125%, 1/22/2044	361,847

	Total	2,153,812

Russia (0.3%)
	Gazprom OAO Via Gaz Capital SA
1,110,000	7.288%, 8/16/2037	1,262,625
	Lukoil International Finance BV
220,000	3.416%, 4/24/2018	222,200
310,000	6.125%, 11/9/2020	335,885
	Mobile Telesystems OJSC
620,000	5.000%, 5/30/2023	634,800
	Phosagro OAO via Phosagro Bond Funding, Ltd.
230,000	4.204%, 2/13/2018	232,647
310,000	4.204%, 2/13/2018*	313,568
	Russia Government International Bond
400,000	4.500%, 4/4/2022[c]	416,000
400,000	4.875%, 9/16/2023[c]	421,368
1,400,000	4.750%, 5/27/2026	1,432,830

	Total	5,271,923

South Africa (0.3%)
	South Africa Government International Bond
1,769,000	5.875%, 9/16/2025	1,887,434
1,050,000	4.300%, 10/12/2028	973,875
310,000	5.000%, 10/12/2046	286,905
	ZAR Sovereign Capital Fund Propriety, Ltd.
240,000	3.903%, 6/24/2020	242,885

	Total	3,391,099

South Korea (0.1%)
	Export-Import Bank of Korea
270,000	1.527%, 8/14/2017*,f	269,770
	Kookmin Bank
640,000	1.625%, 8/1/2019[c]	630,394
	Korea East-West Power Company, Ltd.
200,000	2.500%, 7/16/2017	200,557

	Total	1,100,721

Sri Lanka (0.2%)
	Sri Lanka Government International Bond
200,000	5.125%, 4/11/2019	202,063
171,000	6.250%, 10/4/2020[c]	175,276
100,000	6.250%, 10/4/2020	102,501
340,000	5.750%, 1/18/2022[c]	334,821
1,720,000	6.850%, 11/3/2025[c]	1,689,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (9.4%)	Value
Sri Lanka (0.2%) - continued
$520,000	6.825%, 7/18/2026[c]	$511,467

	Total	3,015,223

Suriname (<0.1%)
	Republic of Suriname
630,000	9.250%, 10/26/2026[c]	613,305

	Total	613,305

Turkey (0.6%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	204,348
	Turkey Government International Bond
761,000	7.500%, 7/14/2017	782,361
280,000	6.750%, 4/3/2018	292,194
1,830,000	7.000%, 6/5/2020	1,964,911
1,596,000	6.250%, 9/26/2022	1,657,526
2,235,000	5.750%, 3/22/2024	2,241,459
853,000	7.375%, 2/5/2025	935,101
652,000	4.250%, 4/14/2026	579,560
50,000	8.000%, 2/14/2034	57,060
330,000	6.875%, 3/17/2036	339,445
410,000	6.000%, 1/14/2041	379,349
250,000	4.875%, 4/16/2043	201,375

	Total	9,634,689

Ukraine (<0.1%)
	MHP SA
200,000	8.250%, 4/2/2020	192,000
	Ukraine Government International Bond
100,000	7.750%, 9/1/2021	97,646
548,000	Zero Coupon, 5/31/2040*	164,882

	Total	454,528

United Arab Emirates (0.1%)
	Aabar Investments PJSC, Convertible
100,000	1.000%, 3/27/2022[g]	80,107
	Abu Dhabi Government International Bond
310,000	2.125%, 5/3/2021	303,608
1,100,000	3.125%, 5/3/2026	1,079,419
	Dolphin Energy, Ltd.
146,240	5.888%, 6/15/2019	152,654
250,000	5.500%, 12/15/2021	274,975
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	225,500
200,000	6.000%, 8/31/2036[c]	225,500

	Total	2,341,763

United States (0.5%)
	Cemex Finance, LLC.
350,000	4.625%, 6/15/2024[g]	377,271
	Comcel Trust
200,000	6.875%, 2/6/2024[c]	201,500
210,000	6.875%, 2/6/2024	211,575
	Commonwealth of Puerto Rico G.O.
395,000	8.000%, 7/1/2035, Ser. Ak	266,131
	Commonwealth of Puerto Rico Public Improvement G.O.
105,000	5.750%, 7/1/2041, Ser. Ak	64,575
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
5,000	5.750%, 7/1/2028, Ser. Ak	3,119
75,000	5.500%, 7/1/2032, Ser. Ak	46,781
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
20,000	5.375%, 8/1/2038, Ser. C	9,400
835,000	5.250%, 8/1/2041, Ser. C	392,450
10,000	5.000%, 8/1/2043, Ser. A-1	4,700
5,000	5.250%, 8/1/2043, Ser. A-1	2,350
	Puerto Rico Sales Tax Financing Corporation Rev.
225,000	5.250%, 8/1/2027, Ser. A	105,750
175,000	5.500%, 8/1/2028, Ser. A	82,250
75,000	6.750%, 8/1/2032, Ser. A	37,688
75,000	5.500%, 8/1/2037, Ser. A	35,250
70,000	5.375%, 8/1/2039, Ser. A	32,900
1,055,000	5.500%, 8/1/2042, Ser. A	495,850
200,000	6.000%, 8/1/2042, Ser. A	95,000
	U.S. Treasury Bonds
240,000	3.750%, 11/15/2043	271,544
	U.S. Treasury Notes
4,260,000	2.000%, 12/31/2021	4,271,319
523,000	2.250%, 12/31/2023	522,601
490,000	2.250%, 11/15/2025	483,014

	Total	8,013,018

Venezuela (0.3%)
	Petroleos de Venezuela SA
520,000	9.000%, 11/17/2021	275,600
1,520,000	6.000%, 5/16/2024	585,200
4,236,000	6.000%, 11/15/2026	1,630,860
60,000	5.500%, 4/12/2037	22,050
	Venezuela Government International Bond
660,000	7.750%, 10/13/2019	366,300
166,000	6.000%, 12/9/2020	80,095
982,000	8.250%, 10/13/2024	456,630
240,000	7.650%, 4/21/2025	109,200
1,321,000	9.250%, 5/7/2028	607,660
1,000,000	9.375%, 1/13/2034	462,500
100,000	7.000%, 3/31/2038	42,000

	Total	4,638,095

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	112,659
	Vietnam Government International Bond
450,000	6.750%, 1/29/2020[c]	487,459

	Total	600,118

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
210,000	6.750%, 2/9/2022[c]	214,200
108,000	6.750%, 2/9/2022	110,160

	Total	324,360

Zambia (0.2%)
	Zambia Government International Bond
778,000	5.375%, 9/20/2022	702,822
790,000	8.970%, 7/30/2027[c]	780,125
2,240,000	8.970%, 7/30/2027	2,212,000

	Total	3,694,947

	Total Long-Term Fixed Income (cost $160,096,053)	155,601,394

Shares	Preferred Stock (1.1%)
Brazil (0.2%)
482,532	Vale SA ADR[b]	3,324,645

	Total	3,324,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (1.1%)	Value
Germany (0.2%)
4,158	Henkel AG & Company KGaA	$494,969
13,714	Volkswagen AG	1,918,830

	Total	2,413,799

South Korea (0.7%)
10,250	Samsung Electronics Company, Ltd.	12,136,369

	Total	12,136,369

	Total Preferred Stock (cost $15,839,913)	17,874,813

	Registered Investment Companies (<0.1%)

Equity Funds/ETFs (<0.1%)
11,480	iShares MSCI EAFE Index Fund	662,741

	Total	662,741

	Total Registered Investment Companies (cost $661,937)	662,741

	Collateral Held for Securities Loaned (1.0%)
16,401,014	Thrivent Cash Management Trust	16,401,014

	Total Collateral Held for Securities Loaned (cost $16,401,014)	16,401,014

Shares or Principal Amount	Short-Term Investments (1.6%)[o]
	Federal Home Loan Bank Discount Notes
100,000	0.440%, 1/17/2017[p]	99,985
200,000	0.350%, 1/20/2017[p]	199,964
100,000	0.540%, 2/22/2017[p]	99,931
	Thrivent Core Short-Term Reserve Fund
2,583,165	0.910%	25,831,644

	Total Short-Term Investments (cost $26,231,510)	26,231,524

	Total Investments (cost $1,633,221,574) 100.5%	$1,663,481,551

	Other Assets and Liabilities, Net (0.5%)	(8,744,917)

	Total Net Assets 100.0%	$1,654,736,634

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $57,176,304 or 3.5% of total net assets.
d	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
e	Principal amount is displayed in Argentine Pesos.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
g	Principal amount is displayed in Euros.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Principal amount is displayed in Brazilian Real.
k	Defaulted security. Interest is not being accrued.
l	Principal amount is displayed in Dominican Republic Pesos.
m	Principal amount is displayed in Mexican Pesos.
n	Principal amount is displayed in Polish Zloty.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
p	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Portfolio as of December 31, 2016 was $5,613,264 or 0.3% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$588,732
Belize Government International Bond, 8/20/2017	3/20/2013	111,337
Brazil Loan Trust 1, 7/24/2023	7/25/2013	876,018
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	966,371
Export-Import Bank of Korea, 8/14/2017	5/29/2015	270,096
Honduras Government International Bond, 12/16/2020	12/11/2013	1,010,000
Independencia International, Ltd., 12/30/2016	3/29/2010	100,623
Nobina AB	11/7/2016	193,891
Pakistan Government International Bond, 12/3/2019	11/26/2014	210,000
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	310,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	445,357
Ukraine Government International Bond, 5/31/2040	11/12/2015	255,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
Universal Entertainment Corporation, 8/24/2020	10/18/2016	$250,299
Wind Acquisition Finance SA, 7/15/2020	6/24/2014	380,927

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$15,613,935

Total lending	$15,613,935
Gross amount payable upon return of collateral for securities loaned	$16,401,014

Net amounts due to counterparty	$787,079

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (85.9%)	Value
Consumer Discretionary (13.6%)
32,112	Amazon.com, Inc.[a]	$24,079,825
26,120	AutoZone, Inc.[a]	20,629,315
48,460	Berkeley Group Holdings plc	1,675,217
7,000	Brembo SPA	423,468
69,200	Bridgestone Corporation	2,489,870
44,879	Bunzl plc	1,165,125
11,200	Canon Marketing Japan, Inc.	188,061
275,160	Comcast Corporation	18,999,798
70,000	Denso Corporation	3,027,954
70,200	Eutelsat Communications	1,357,508
72,200	Fuji Heavy Industries, Ltd.	2,941,746
17,300	Hakuhodo Dy Holdings, Inc.	213,018
181,100	Honda Motor Company, Ltd.	5,287,272
97,000	Inchcape plc	838,275
12,344	Intertek Group plc	529,043
5,819	Linamar Corporation	250,027
6,741	LVMH Moet Hennessy Louis Vuitton SE	1,285,322
5,500	Nifco, Inc.	289,791
5,974	Nokian Renkaat Oyj	222,101
33,300	Panasonic Corporation	337,734
78,593	Persimmon plc	1,714,724
11,067	Publicis Groupe SA	762,570
9,380	Restaurant Brands International, Inc.	447,051
3,800	RTL Group SA	278,401
13,600	Sekisui Chemical Company, Ltd.	216,492
335,000	Starbucks Corporation	18,599,200
72,800	Sumitomo Forestry Company, Ltd.	961,492
52,000	Sumitomo Rubber Industries, Ltd.	822,762
3,400	Swatch Group AG	207,496
1,306	Valora Holding AG	370,972
82,820	Walt Disney Company	8,631,500
9,700	Whitbread plc	451,229
56,604	Wolters Kluwer NV	2,047,326
46,300	WPP plc	1,030,340
24,300	Yokohama Rubber Company, Ltd.	434,369

	Total	123,206,394

Consumer Staples (5.5%)
37,500	Axfood AB	588,863
160,585	Coca-Cola Amatil, Ltd.	1,171,144
67,100	Coca-Cola HBC AG	1,461,129
172,580	CVS Health Corporation	13,618,288
13,900	Ebro Foods SA	290,903
7,374	Henkel AG & Company KGaA	767,440
100,875	Imperial Brands plc	4,396,213
12,900	Jeronimo Martins SGPS SA	200,075
5,300	Kesko Oyj	264,501
30,400	Kewpie Corporation	737,316
37,190	Kimberly-Clark Corporation	4,244,123
18,200	Kirin Holdings Company, Ltd.	295,408
237,157	Koninklijke Ahold Delhaize NV	4,995,254
47	Lindt & Spruengli AG	243,199
20,000	Nestle SA	1,432,752
15,800	Suedzucker AG	376,619
65,016	Tate & Lyle plc	565,815
162,810	Walgreens Boots Alliance, Inc.	13,474,156
123,775	William Morrison Supermarkets plc	351,558

	Total	49,474,756

Energy (6.8%)
154,040	Baker Hughes, Inc.	10,007,979
1,530,567	BP plc	9,586,655
100,739	Chevron Corporation	11,856,980
33,123	Crescent Point Energy Corporation	450,225
62,530	EQT Corporation	4,089,462
44,500	Galp Energia SGPS SA	663,419
45,230	John Wood Group plc	488,417
58,585	OMV AG	2,065,344
64,340	Petrofac, Ltd.	688,546
34,910	Pioneer Natural Resources Company	6,286,244
51,730	Royal Dutch Shell plc	1,410,971
13,028	Royal Dutch Shell plc, Class A	359,621
120,903	Royal Dutch Shell plc, Class B	3,473,795
49,683	Statoil ASA	906,798
4,828	Tecnicas Reunidas SA	197,452
50,482	Total SA	2,589,336
50,482	Total SA Rights[a,b]	863
1,223,990	Weatherford International plc[a]	6,107,710

	Total	61,229,817

Financials (15.8%)
321,559	Aberdeen Asset Management plc	1,016,708
67,039	ASX, Ltd.	2,401,682
111,458	Australia & New Zealand Banking Group, Ltd.	2,439,952
580,344	Bank of America Corporation	12,825,602
131,363	Bank of East Asia, Ltd.	501,493
5,910	Bank of Montreal	425,076
87,129	Bank of Nova Scotia	4,851,424
238,260	Blackstone Group, LP	6,440,168
12,042	Canadian Imperial Bank of Commerce	982,625
55,000	Chiba Bank, Ltd.	337,157
52,260	Chubb, Ltd.	6,904,591
26,992	CI Financial Corporation	580,389
356,230	Citigroup, Inc.	21,170,749
102,489	CNP Assurances	1,897,008
42,610	Danske Bank AS	1,289,113
285,291	Direct Line Insurance Group plc	1,298,410
31,300	Erste Group Bank AG	915,126
352,889	FlexiGroup, Ltd.	574,305
401,000	Fukuoka Financial Group, Inc.	1,778,428
37,371	Genworth MI Canada, Inc.[c]	936,884
86,290	Goldman Sachs Group, Inc.	20,662,141
38,100	Hang Seng Bank, Ltd.	706,549
21,500	Hannover Rueckversicherung SE	2,322,597
329,300	Henderson Group plc	950,428
402,253	HSBC Holdings plc	3,245,644
13,212	Intact Financial Corporation	945,647
182,490	Intercontinental Exchange, Inc.	10,296,086
242,390	Invesco, Ltd.	7,354,113
30,273	Macquarie Group, Ltd.	1,896,367
640,729	Mapfre SA	1,951,731
833,900	Mizuho Financial Group, Inc.	1,496,463
15,900	MS and AD Insurance Group Holdings, Inc.	492,384
94,626	National Bank of Canada	3,843,113
93,011	Nordea Bank AB	1,030,620
29,656	Power Corporation of Canada	663,734
145,200	Resona Holdings, Inc.	744,153
7,599	Schroders plc	279,097
68,900	Seven Bank, Ltd.	197,011
37,778	Swiss Re AG	3,574,287
134,730	Synchrony Financial	4,886,657
68,200	T&D Holdings, Inc.	900,063
4,360	TMX Group, Ltd.	232,248
99,578	United Overseas Bank, Ltd.	1,398,961
123,096	Westpac Banking Corporation	2,889,550
2,564	Zurich Insurance Group AGa	704,638

	Total	143,231,172

Health Care (9.2%)
40,110	Alexion Pharmaceuticals, Inc.[a]	4,907,459

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (85.9%)	Value
Health Care (9.2%) - continued
34,010	Allergan plc[a]	$7,142,440
22,323	AstraZeneca plc	1,219,016
35,235	CAE, Inc.	492,841
63,330	Celgene Corporation[a]	7,330,447
23,898	Essilor International SA	2,696,378
46,810	Express Scripts Holding Company[a]	3,220,060
95,029	Gilead Sciences, Inc.	6,805,027
52,438	GlaxoSmithKline plc	1,007,262
24,826	Hikma Pharmaceuticals plc	578,640
5,100	Lonza Group AG	881,429
256,160	Merck & Company, Inc.	15,080,139
16,958	Merck KGaA	1,765,688
105,393	Novartis AG	7,664,548
52,000	Novo Nordisk AS	1,865,354
489,790	Pfizer, Inc.	15,908,379
5,800	Roche Holding AG-Genusschein	1,322,125
48,322	Vertex Pharmaceuticals, Inc.[a]	3,559,882

	Total	83,447,114

Industrials (10.9%)
191	A P Moller - Maersk AS	304,447
57,411	ABB, Ltd.	1,208,027
12,900	Acuity Brands, Inc.	2,978,094
36,540	Adecco SA	2,385,215
175,865	Air New Zealand, Ltd.	267,827
119,000	Asahi Glass Company, Ltd.	807,374
8,400	Atlas Copco Aktiebolag	254,827
16,255	Berendsen plc	174,279
77,050	Boeing Company	11,995,144
45,530	Cummins, Inc.	6,222,585
39,000	Dai Nippon Printing Company, Ltd.	384,799
229,810	Delta Air Lines, Inc.	11,304,354
27,481	Deutsche Post AG	901,243
16,300	DSV AS	723,887
206,123	El Al Israel Airlines, Ltd.	136,305
1,795	Flughafen Zuerich AG	332,626
11,000	Fraport AG Frankfurt Airport Services Worldwide	649,090
29,800	Fuji Machine Manufacturing Company, Ltd.	340,232
12,800	Hitachi Transport System, Ltd.	259,320
4,700	Hochtief AG	656,183
20,800	Inaba Denki Sangyo Company, Ltd.	715,099
287,500	ITOCHU Corporation	3,806,720
13,800	Jardine Matheson Holdings, Ltd.	762,450
68,900	KITZ Corporation	376,172
34,300	Komatsu, Ltd.	776,900
67,203	KONE Oyj	3,002,881
15,945	Koninklijke Boskalis Westminster NV	553,167
45,400	Marubeni Corporation	256,786
111,672	Meggitt plc	630,637
27,000	MIRAIT Holdings Corporation[c]	243,332
23,500	Mitsubishi Corporation	499,108
111,500	Mitsubishi Electric Corporation	1,550,872
78,000	Mitsubishi Heavy Industries, Ltd.	354,592
31,000	Mitsuboshi Belting, Ltd.	263,601
16,000	Mitsui & Company, Ltd.	219,237
42,804	National Express Group plc	186,528
13,000	NIPPO Corporation	242,196
52,900	Nitto Kogyo Corporation	720,239
132,010	Norfolk Southern Corporation	14,266,321
19,000	Okuma Corporation	180,775
18,380	Philips Lighting NVa,d	452,738
14,100	Randstad Holding NV	763,765
26,250	RELX NV	441,523
1,624	Rieter Holding AG	282,442
67,707	Rolls-Royce Holdings plc[a]	556,115
27,200	Sanwa Holdings Corporation	258,699
4,347	Schindler Holding AG, Participation Certificate	765,564
5,979	Schneider Electric SE	415,353
30,558	Siemens AG	3,741,533
15,219	Skanska AB	358,322
53,073	SKF AB	973,156
45,300	Smiths Group plc	788,547
162,500	Sojitz Corporation	393,439
6,215	Sulzer, Ltd.	639,791
70,830	Union Pacific Corporation	7,343,654
39,870	United Parcel Service, Inc.	4,570,697
39,834	Vinci SA	2,709,703
9,088	Wolseley plc	554,791
11,596	WSP Global, Inc.	385,972
9,700	Yuasa Trading Company, Ltd.	241,628

	Total	98,530,903

Information Technology (15.1%)
24,634	Alphabet, Inc., Class Aa	19,521,213
24,660	Alphabet, Inc., Class Ca	19,033,081
283,598	Apple, Inc.	32,846,320
28,000	Canon, Inc.	788,541
17,097	Capital Power Corporation	295,806
207,180	Cisco Systems, Inc.	6,260,980
8,700	DTS Corporation	185,064
129,395	Facebook, Inc.[a]	14,886,895
63,000	FUJIFILM Holdings NPV	2,385,546
33,700	Konica Minolta Holdings, Inc.	333,991
218,900	Microsoft Corporation	13,602,446
27,500	NEC Networks & System Integration Corporation	495,804
9,400	Nice, Ltd.	644,957
21,700	Nichicon Corporation	188,945
6,700	NTT Data Corporation	323,688
34,740	Palo Alto Networks, Inc.[a]	4,344,237
84,630	PayPal Holdings, Inc.[a]	3,340,346
3,300	Rohm Company, Ltd.	189,331
10,400	Ryosan Company, Ltd.	313,544
111,960	Salesforce.com, Inc.[a]	7,664,782
3,555	SAP SE	307,526
15,390	Seagate Technology plc	587,436
8,414	Software AG	304,953
62,862	Telefonaktiebolaget LM Ericsson	368,432
9,100	Tokyo Electron, Ltd.	855,850
84,420	Visa, Inc.	6,586,448

	Total	136,656,162

Materials (4.4%)
14,100	Adeka Corporation	191,283
25,792	APERAM	1,177,046
20,272	BHP Billiton plc	322,794
300,412	BHP Billiton, Ltd.	5,381,841
209,103	BlueScope Steel, Ltd.	1,389,715
7,441	Croda International plc	292,653
119,300	Daicel Corporation	1,311,590
149,760	Dow Chemical Company	8,569,267
98,200	Eastman Chemical Company	7,385,622
76,919	Evonik Industries AG	2,292,872
191	Givaudan SA	349,563
22,900	JSR Corporation	360,454
53,130	Kinross Gold Corporation[a]	165,234
80,600	Kuraray Company, Ltd.	1,208,643
19,000	Kyoei Steel, Ltd.	361,235
4,763	LafargeHolcim, Ltd.	250,020
98,000	Mitsubishi Chemical Holdings Corporation	633,635

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (85.9%)	Value
Materials (4.4%) - continued
17,500	Mitsubishi Gas Chemical Company, Inc.	$298,190
10,500	Mitsubishi Materials Corporation	321,166
3,200	Nippon Shokubai Company, Ltd.	199,287
344,238	Norsk Hydro ASA	1,642,956
36,752	Nufarm, Ltd.	242,163
96,359	Orora, Ltd.	207,221
9,014	Rio Tinto, Ltd.	386,171
7,800	Sumitomo Seika Chemicals Company, Ltd.	305,473
36,400	Toagosei Company, Ltd.	357,278
43,000	Tosoh Corporation	303,321
53,483	UPM-Kymmene Oyj	1,307,961
9,200	Yamato Kogyo Company, Ltd.	256,582
62,755	Yara International ASA	2,468,723
7,100	Yodogawa Steel Works, Ltd.	185,035

	Total	40,124,994

Real Estate (1.0%)
191,900	CapitaLand Retail China Trust[a]	181,544
2,600	Daito Trust Construction Company, Ltd.	390,878
273,900	DEXUS Property Group	1,900,103
82,020	H&R Real Estate Investment Trust	1,366,542
21,959	Hamborner REIT AG	208,892
307,000	Hysan Development Company, Ltd.	1,266,082
29,500	Link REIT	191,251
1,260,690	New World Development Company, Ltd.	1,328,272
498,371	Stockland	1,646,463
23,000	Sun Hung Kai Properties, Ltd.	289,627
35,000	Wharf Holdings, Ltd.	231,839
48,000	Wheelock and Company, Ltd.	269,388
296,600	Wing Tai Holdings, Ltd.	324,867

	Total	9,595,748

Telecommunications Services (1.0%)
45,085	Elisa Oyj	1,463,530
40,400	Freenet AG	1,135,429
673,467	KCOM Group plc	786,412
172,920	Koninklijke (Royal) KPN NV	511,347
39,300	Nippon Telegraph & Telephone Corporation	1,654,340
45,300	NTT DOCOMO, Inc.	1,030,361
800,984	PCCW, Ltd.	432,999
19,900	Proximus SA	572,063
69,100	Telefonica Deutschland Holding AG	295,362
44,931	Telenor ASA	670,672
10,133	Vivendi SA	192,193

	Total	8,744,708

Utilities (2.6%)
15,262	ATCO, Ltd.	507,654
249,300	Centrica plc	718,000
340,500	Electricidade de Portugal SA	1,036,331
408,000	Osaka Gas Company, Ltd.	1,565,521
300,170	PG&E Corporation	18,241,331
224,500	Redes Energeticas Nacionais SGPS SA	636,963
24,000	Toho Gas Company, Ltd.	194,924
47,000	United Utilities Group plc	520,965

	Total	23,421,689

	Total Common Stock (cost $625,365,122)	777,663,457

	Registered Investment Companies (0.1%)
Equity Funds/ETFs (<0.1%)
13,010	iShares MSCI EAFE Index Fund	751,067

	Total	751,067

	Total Registered Investment Companies (cost $750,423)	751,067

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
2,285	Henkel AG & Company KGaA, 1.470%	272,007

	Total	272,007

	Total Preferred Stock (cost $281,579)	272,007

	Collateral Held for Securities Loaned (0.1%)
1,213,950	Thrivent Cash Management Trust	1,213,950

	Total Collateral Held for Securities Loaned (cost $1,213,950)	1,213,950

Shares or Principal Amount	Short-Term Investments (13.9%)[e]
	Federal Home Loan Bank Discount Notes
4,950,000	0.359%, 1/6/2017[f]	4,949,842
6,560,000	0.369%, 1/11/2017	6,559,449
2,634,000	0.385%, 1/12/2017	2,633,750
10,100,000	0.370%, 1/13/2017	10,098,929
875,000	0.440%, 1/17/2017	874,871
3,875,000	0.400%, 1/18/2017	3,874,388
17,300,000	0.443%, 1/25/2017[f]	17,295,986
6,000,000	0.450%, 1/27/2017[f]	5,998,482
5,200,000	0.385%, 2/1/2017[f]	5,197,904
3,000,000	0.460%, 2/2/2017	2,998,749
5,900,000	0.473%, 2/3/2017	5,897,457
10,000,000	0.470%, 2/9/2017	9,994,860
3,700,000	0.515%, 2/16/2017	3,697,739
	Thrivent Core Short-Term Reserve Fund
4,542,764	0.910%	45,427,642

	Total Short-Term Investments (cost $125,498,170)	125,500,048

	Total Investments (cost $753,109,244) 100.0%	$905,400,529

	Other Assets and Liabilities, Net <0.1%	24,622

	Total Net Assets 100.0%	$905,425,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2016

a	Non-income producing security.
b	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
c	All or a portion of the security is on loan.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $452,738 or 0.1% of total net assets.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2016:

Securities Lending Transactions
Common Stock	$1,147,877

Total lending	$1,147,877
Gross amount payable upon return of collateral for securities loaned	$1,213,950

Net amounts due to counterparty	$66,073

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (11.8%)
2,550	Advance Auto Parts, Inc.	$431,256
13,650	Amazon.com, Inc.[a]	10,235,725
2,270	AutoNation, Inc.[a]	110,435
1,000	AutoZone, Inc.[a]	789,790
5,320	Bed Bath & Beyond, Inc.	216,205
9,495	Best Buy Company, Inc.	405,152
7,040	BorgWarner, Inc.	277,658
6,630	CarMax, Inc.[a]	426,906
14,700	Carnival Corporation	765,282
13,632	CBS Corporation	867,268
7,500	Charter Communications, Inc.[a]	2,159,400
1,000	Chipotle Mexican Grill, Inc.[a]	377,320
9,740	Coach, Inc.	341,095
82,835	Comcast Corporation	5,719,757
11,650	D.R. Horton, Inc.	318,394
4,270	Darden Restaurants, Inc.	310,514
9,520	Delphi Automotive plc	641,172
5,260	Discovery Communications, Inc., Class Aa	144,177
7,640	Discovery Communications, Inc., Class Ca	204,599
8,960	Dollar General Corporation	663,667
8,168	Dollar Tree, Inc.[a]	630,406
4,180	Expedia, Inc.	473,510
4,700	Foot Locker, Inc.	333,183
135,301	Ford Motor Company	1,641,201
7,592	Gap, Inc.	170,364
3,990	Garmin, Ltd.	193,475
48,158	General Motors Company	1,677,825
5,190	Genuine Parts Company	495,853
9,140	Goodyear Tire & Rubber Company	282,152
7,490	H&R Block, Inc.	172,195
13,090	Hanesbrands, Inc.	282,351
6,170	Harley-Davidson, Inc.	359,958
2,430	Harman International Industries, Inc.	270,119
3,930	Hasbro, Inc.	305,715
42,240	Home Depot, Inc.	5,663,539
13,807	Interpublic Group of Companies, Inc.	323,222
6,070	Kohl’s Corporation	299,737
8,314	L Brands, Inc.	547,394
4,660	Leggett & Platt, Inc.	227,781
6,690	Lennar Corporation	287,202
10,770	LKQ Corporation[a]	330,100
30,190	Lowe’s Companies, Inc.	2,147,113
10,628	Macy’s, Inc.	380,589
11,246	Marriott International, Inc.	929,819
11,950	Mattel, Inc.	329,222
29,000	McDonald’s Corporation	3,529,880
5,670	Michael Kors Holdings, Ltd.[a]	243,697
2,180	Mohawk Industries, Inc.[a]	435,302
14,970	Netflix, Inc.[a]	1,853,286
16,793	Newell Brands, Inc.	749,807
13,255	News Corporation, Class A	151,902
4,160	News Corporation, Class B	49,088
46,310	NIKE, Inc.	2,353,937
4,030	Nordstrom, Inc.	193,158
8,250	Omnicom Group, Inc.	702,157
3,270	O’Reilly Automotive, Inc.[a]	910,401
1,700	Priceline Group, Inc.[a]	2,492,302
10,162	PulteGroup, Inc.	186,778
2,740	PVH Corporation	247,258
1,970	Ralph Lauren Corporation	177,930
14,030	Ross Stores, Inc.	920,368
5,900	Royal Caribbean Cruises, Ltd.	484,036
3,310	Scripps Networks Interactive, Inc.	236,235
2,830	Sherwin-Williams Company	760,534
2,390	Signet Jewelers, Ltd.	225,281
2,000	Snap-On, Inc.	342,540
22,915	Staples, Inc.	207,381
50,610	Starbucks Corporation	2,809,867
19,510	Target Corporation	1,409,207
7,400	Tegna, Inc.	158,286
3,700	Tiffany & Company	286,491
27,030	Time Warner, Inc.	2,609,206
22,590	TJX Companies, Inc.	1,697,187
4,550	Tractor Supply Company	344,935
3,980	TripAdvisor, Inc.[a]	184,553
16,940	Twenty-First Century Fox, Inc., Class B	461,615
36,720	Twenty-First Century Fox, Inc., Class A	1,029,629
2,040	Ulta Salon Cosmetics & Fragrance, Inc.[a]	520,078
6,350	Under Armour, Inc., Class Aa,b	184,467
6,368	Under Armour, Inc., Class Ca	160,283
3,080	Urban Outfitters, Inc.[a]	87,718
11,450	VF Corporation	610,857
12,172	Viacom, Inc.	427,237
49,967	Walt Disney Company	5,207,561
2,597	Whirlpool Corporation	472,057
3,752	Wyndham Worldwide Corporation	286,540
2,760	Wynn Resorts, Ltd.	238,768
12,160	Yum! Brands, Inc.	770,093

	Total	81,569,690

Consumer Staples (9.1%)
67,440	Altria Group, Inc.	4,560,293
20,018	Archer-Daniels-Midland Company	913,822
6,354	Brown-Forman Corporation	285,422
6,710	Campbell Soup Company	405,754
9,020	Church & Dwight Company, Inc.	398,594
4,490	Clorox Company	538,890
135,380	Coca-Cola Company	5,612,855
30,960	Colgate-Palmolive Company	2,026,022
14,440	Conagra Brands, Inc.	571,102
6,210	Constellation Brands, Inc.	952,055
15,050	Costco Wholesale Corporation	2,409,655
16,160	Coty, Inc.	295,890
37,154	CVS Health Corporation	2,931,822
6,410	Dr Pepper Snapple Group, Inc.	581,195
7,730	Estee Lauder Companies, Inc.	591,268
20,620	General Mills, Inc.	1,273,697
4,850	Hershey Company	501,635
9,340	Hormel Foods Corporation	325,125
4,031	J.M. Smucker Company	516,210
8,810	Kellogg Company	649,385
12,542	Kimberly-Clark Corporation	1,431,293
20,827	Kraft Heinz Company	1,818,614
32,850	Kroger Company	1,133,654
3,980	McCormick & Company, Inc.	371,453
6,348	Mead Johnson Nutrition Company	449,184
6,410	Molson Coors Brewing Company	623,757
53,932	Mondelez International, Inc.	2,390,806
14,200	Monster Beverage Corporation[a]	629,628
50,150	PepsiCo, Inc.	5,247,194
54,220	Philip Morris International, Inc.	4,960,588
93,238	Procter & Gamble Company	7,839,451
28,748	Reynolds American, Inc.	1,611,038
5,450	Safeway, Inc. (Casa Ley SA de CV) Contingent Value Rights[a,c]	4,978
5,450	Safeway, Inc. (Property Development Centers, LLC) Contingent Value Rights[a,c]	239

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value
Consumer Staples (9.1%) - continued
17,520	Sysco Corporation	$970,082
10,180	Tyson Foods, Inc.	627,902
29,800	Walgreens Boots Alliance, Inc.	2,466,248
52,340	Wal-Mart Stores, Inc.	3,617,741
10,980	Whole Foods Market, Inc.	337,745

	Total	62,872,286

Energy (7.4%)
19,402	Anadarko Petroleum Corporation	1,352,901
13,140	Apache Corporation	833,996
14,753	Baker Hughes, Inc.	958,502
16,070	Cabot Oil & Gas Corporation	375,395
26,160	Chesapeake Energy Corporation[a]	183,643
65,956	Chevron Corporation	7,763,021
3,300	Cimarex Energy Company	448,470
5,040	Concho Resources, Inc.[a]	668,304
43,269	ConocoPhillips	2,169,508
18,310	Devon Energy Corporation	836,218
20,080	EOG Resources, Inc.	2,030,088
5,940	EQT Corporation	388,476
144,900	Exxon Mobil Corporation	13,078,674
7,900	FMC Technologies, Inc.[a]	280,687
30,260	Halliburton Company	1,636,763
3,760	Helmerich & Payne, Inc.[b]	291,024
9,320	Hess Corporation	580,543
67,280	Kinder Morgan, Inc.	1,393,369
29,678	Marathon Oil Corporation	513,726
18,748	Marathon Petroleum Corporation	943,962
5,690	Murphy Oil Corporation	177,130
13,120	National Oilwell Varco, Inc.	491,213
6,920	Newfield Exploration Company[a]	280,260
14,970	Noble Energy, Inc.	569,758
26,890	Occidental Petroleum Corporation	1,915,375
7,380	ONEOK, Inc.	423,686
15,494	Phillips 66	1,338,836
5,900	Pioneer Natural Resources Company	1,062,413
6,500	Range Resources Corporation	223,340
48,549	Schlumberger, Ltd.	4,075,688
16,680	Southwestern Energy Company[a]	180,478
24,584	Spectra Energy Corporation	1,010,157
4,100	Tesoro Corporation	358,545
13,470	Transocean, Ltd.[a,b]	198,548
15,910	Valero Energy Corporation	1,086,971
23,490	Williams Companies, Inc.	731,479

	Total	50,851,147

Financials (14.4%)
1,920	Affiliated Managers Group, Inc.[a]	278,976
14,310	Aflac, Inc.	995,976
12,792	Allstate Corporation	948,143
26,880	American Express Company	1,991,270
34,017	American International Group, Inc.	2,221,650
5,580	Ameriprise Financial, Inc.	619,045
9,175	Aon plc	1,023,288
6,200	Arthur J. Gallagher & Company	322,152
1,980	Assurant, Inc.	183,863
355,040	Bank of America Corporation	7,846,384
37,042	Bank of New York Mellon Corporation	1,755,050
28,290	BB&T Corporation	1,330,196
66,049	Berkshire Hathaway, Inc.[a]	10,764,666
4,250	BlackRock, Inc.	1,617,295
16,763	Capital One Financial Corporation	1,462,404
42,085	Charles Schwab Corporation	1,661,095
16,198	Chubb, Ltd.	2,140,080
5,208	Cincinnati Financial Corporation	394,506
100,173	Citigroup, Inc.	5,953,281
17,940	Citizens Financial Group, Inc.	639,202
11,840	CME Group, Inc.	1,365,744
6,000	Comerica, Inc.	408,660
13,705	Discover Financial Services	987,993
9,500	E*TRADE Financial Corporation[a]	329,175
26,354	Fifth Third Bancorp	710,767
11,980	Franklin Resources, Inc.	474,168
12,940	Goldman Sachs Group, Inc.	3,098,483
13,150	Hartford Financial Services Group, Inc.	626,598
37,751	Huntington Bancshares, Inc.	499,068
20,820	Intercontinental Exchange, Inc.	1,174,664
14,240	Invesco, Ltd.	432,042
125,058	J.P. Morgan Chase & Company	10,791,255
37,760	KeyCorp	689,875
11,291	Leucadia National Corporation	262,516
7,944	Lincoln National Corporation	526,449
9,650	Loews Corporation	451,909
5,396	M&T Bank Corporation	844,096
17,940	Marsh & McLennan Companies, Inc.	1,212,565
38,522	MetLife, Inc.	2,075,951
5,780	Moody’s Corporation	544,881
50,440	Morgan Stanley	2,131,090
3,970	Nasdaq, Inc.	266,466
10,420	Navient Corporation	171,201
7,420	Northern Trust Corporation	660,751
10,800	People’s United Financial, Inc.	209,088
16,914	PNC Financial Services Group, Inc.	1,978,261
9,360	Principal Financial Group, Inc.	541,570
20,250	Progressive Corporation	718,875
14,990	Prudential Financial, Inc.	1,559,859
43,057	Regions Financial Corporation	618,299
9,020	S&P Global, Inc.	970,011
12,690	State Street Corporation	986,267
17,130	SunTrust Banks, Inc.	939,581
27,240	Synchrony Financial	987,995
8,558	T. Rowe Price Group, Inc.	644,075
3,850	Torchmark Corporation	283,976
9,911	Travelers Companies, Inc.	1,213,305
55,765	U.S. Bancorp	2,864,648
8,084	Unum Group	355,130
158,060	Wells Fargo & Company	8,710,687
4,487	Willis Towers Watson plc	548,670
9,340	XL Group, Ltd.	348,008
7,100	Zions Bancorporation	305,584

	Total	99,668,778

Health Care (13.1%)
51,050	Abbott Laboratories	1,960,830
56,300	AbbVie, Inc.	3,525,506
12,389	Aetna, Inc.	1,536,360
7,770	Alexion Pharmaceuticals, Inc.[a]	950,659
12,912	Allergan plc[a]	2,711,649
5,790	AmerisourceBergen Corporation	452,720
25,970	Amgen, Inc.	3,797,074
9,190	Anthem, Inc.	1,321,246
17,040	Baxter International, Inc.	755,554
7,395	Becton, Dickinson and Company	1,224,242
7,530	Biogen, Inc.[a]	2,135,357
47,450	Boston Scientific Corporation[a]	1,026,344
57,168	Bristol-Myers Squibb Company	3,340,898
2,550	C.R. Bard, Inc.	572,883
11,175	Cardinal Health, Inc.	804,265
26,900	Celgene Corporation[a]	3,113,675
5,980	Centene Corporation[a]	337,930
10,490	Cerner Corporation[a]	496,911
8,890	CIGNA Corporation	1,185,837
1,690	Cooper Companies, Inc.	295,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value
Health Care (13.1%) - continued
21,300	Danaher Corporation	$1,657,992
5,490	DaVita, Inc.[a]	352,458
8,030	Dentsply Sirona, Inc.	463,572
7,430	Edwards Lifesciences Corporation[a]	696,191
33,620	Eli Lilly and Company	2,472,751
6,810	Endo International plc[a]	112,161
4,040	Envision Healthcare Corporation[a]	255,692
21,525	Express Scripts Holding Company[a]	1,480,705
45,770	Gilead Sciences, Inc.	3,277,590
10,270	HCA Holdings, Inc.[a]	760,185
2,810	Henry Schein, Inc.[a]	426,305
9,610	Hologic, Inc.[a]	385,553
5,250	Humana, Inc.	1,071,158
5,120	Illumina, Inc.[a]	655,565
1,360	Intuitive Surgical, Inc.[a]	862,471
94,490	Johnson & Johnson	10,886,193
3,560	Laboratory Corporation of America Holdings[a]	457,033
3,660	Mallinckrodt, LLC[a]	182,341
7,832	McKesson Corporation	1,100,004
47,899	Medtronic plc	3,411,846
97,123	Merck & Company, Inc.	5,717,631
910	Mettler-Toledo International, Inc.[a]	380,890
15,930	Mylan NVa	607,730
2,920	Patterson Companies, Inc.	119,808
3,790	PerkinElmer, Inc.	197,648
4,850	Perrigo Company plc	403,665
211,320	Pfizer, Inc.	6,863,674
4,830	Quest Diagnostics, Inc.	443,877
2,620	Regeneron Pharmaceuticals, Inc.[a]	961,776
9,944	St. Jude Medical, Inc.	797,409
10,840	Stryker Corporation	1,298,740
13,760	Thermo Fisher Scientific, Inc.	1,941,536
33,460	UnitedHealth Group, Inc.	5,354,938
3,120	Universal Health Services, Inc.	331,906
3,240	Varian Medical Systems, Inc.[a]	290,887
8,620	Vertex Pharmaceuticals, Inc.[a]	635,035
2,800	Waters Corporation[a]	376,292
6,990	Zimmer Biomet Holdings, Inc.	721,368
17,080	Zoetis, Inc.	914,292

	Total	90,872,440

Industrials (9.9%)
20,960	3M Company	3,742,827
1,540	Acuity Brands, Inc.	355,524
4,250	Alaska Air Group, Inc.	377,103
3,301	Allegion plc	211,264
17,960	American Airlines Group, Inc.	838,552
8,070	AMETEK, Inc.	392,202
15,501	Arconic, Inc.	287,389
19,780	Boeing Company	3,079,350
4,910	C.H. Robinson Worldwide, Inc.	359,707
20,620	Caterpillar, Inc.	1,912,299
2,980	Cintas Corporation	344,369
32,540	CSX Corporation	1,169,162
5,320	Cummins, Inc.	727,084
10,000	Deere & Company	1,030,400
25,620	Delta Air Lines, Inc.	1,260,248
5,390	Dover Corporation	403,873
1,270	Dun & Bradstreet Corporation	154,076
15,744	Eaton Corporation plc	1,056,265
22,230	Emerson Electric Company	1,239,322
4,190	Equifax, Inc.	495,384
6,270	Expeditors International of Washington, Inc.	332,059
10,070	Fastenal Company	473,089
8,520	FedEx Corporation	1,586,424
2,710	First Solar, Inc.[a]	86,964
4,530	Flowserve Corporation	217,667
4,810	Fluor Corporation	252,621
10,535	Fortive Corporation	564,992
5,370	Fortune Brands Home and Security, Inc.	287,080
9,980	General Dynamics Corporation	1,723,147
307,567	General Electric Company	9,719,117
26,345	Honeywell International, Inc.	3,052,068
10,990	Illinois Tool Works, Inc.	1,345,835
9,000	Ingersoll-Rand plc	675,360
4,180	Jacobs Engineering Group, Inc.[a]	238,260
3,050	JB Hunt Transport Services, Inc.	296,064
32,505	Johnson Controls International plc	1,338,881
3,770	Kansas City Southern	319,884
2,710	L-3 Communications Holdings, Inc.	412,218
8,770	Lockheed Martin Corporation	2,191,974
11,250	Masco Corporation	355,725
11,710	Nielsen Holdings plc	491,234
10,170	Norfolk Southern Corporation	1,099,072
6,138	Northrop Grumman Corporation	1,427,576
12,177	PACCAR, Inc.	778,110
4,645	Parker Hannifin Corporation	650,300
5,759	Pentair, Ltd.	322,907
6,480	Pitney Bowes, Inc.	98,431
5,260	Quanta Services, Inc.[a]	183,311
10,250	Raytheon Company	1,455,500
7,970	Republic Services, Inc.	454,688
4,470	Robert Half International, Inc.	218,047
4,440	Rockwell Automation, Inc.	596,736
4,510	Rockwell Collins, Inc.	418,348
3,530	Roper Industries, Inc.	646,272
1,840	Ryder System, Inc.	136,970
21,370	Southwest Airlines Company	1,065,081
5,210	Stanley Black & Decker, Inc.	597,535
2,950	Stericycle, Inc.[a]	227,268
9,350	Textron, Inc.	454,036
1,740	TransDigm Group, Inc.	433,190
28,680	Union Pacific Corporation	2,973,542
10,120	United Continental Holdings, Inc.[a]	737,546
23,920	United Parcel Service, Inc.	2,742,189
2,910	United Rentals, Inc.[a]	307,238
26,280	United Technologies Corporation	2,880,814
5,410	Verisk Analytics, Inc.[a]	439,130
1,920	W.W. Grainger, Inc.	445,920
14,009	Waste Management, Inc.	993,378
6,240	Xylem, Inc.	309,005

	Total	68,489,203

Information Technology (20.2%)
21,440	Accenture plc	2,511,267
23,790	Activision Blizzard, Inc.	859,057
17,160	Adobe Systems, Inc.[a]	1,766,622
11,265	Agilent Technologies, Inc.	513,233
6,030	Akamai Technologies, Inc.[a]	402,080
1,990	Alliance Data Systems Corporation	454,715
10,300	Alphabet, Inc., Class Aa	8,162,235
10,309	Alphabet, Inc., Class Ca	7,956,692
10,720	Amphenol Corporation	720,384
10,660	Analog Devices, Inc.	774,129
184,890	Apple, Inc.	21,413,960
37,630	Applied Materials, Inc.	1,214,320
6,800	Autodesk, Inc.[a]	503,268
15,680	Automatic Data Processing, Inc.	1,611,590
13,813	Broadcom, Ltd.	2,441,724
10,842	CA, Inc.	344,450
175,130	Cisco Systems, Inc.	5,292,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

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Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value
Information Technology (20.2%) - continued
5,410	Citrix Systems, Inc.[a]	$483,167
20,980	Cognizant Technology Solutions Corporation[a]	1,175,509
4,950	Computer Sciences Government Services, Inc.	157,608
32,890	Corning, Inc.	798,240
36,110	eBay, Inc.[a]	1,072,106
10,440	Electronic Arts, Inc.[a]	822,254
2,270	F5 Networks, Inc.[a]	328,514
81,920	Facebook, Inc.[a]	9,424,896
11,420	Fidelity National Information Services, Inc.	863,809
7,520	Fiserv, Inc.[a]	799,226
4,740	FLIR Systems, Inc.	171,541
5,280	Global Payments, Inc.	366,485
4,310	Harris Corporation	441,646
57,636	Hewlett Packard Enterprise Company	1,333,697
59,626	HP, Inc.	884,850
164,020	Intel Corporation	5,949,005
30,230	International Business Machines Corporation	5,017,878
8,460	Intuit, Inc.	969,601
13,170	Juniper Networks, Inc.	372,184
5,310	KLA-Tencor Corporation	417,791
5,510	Lam Research Corporation	582,572
8,360	Linear Technology Corporation	521,246
33,010	MasterCard, Inc.	3,408,283
7,500	Microchip Technology, Inc.	481,125
36,080	Micron Technology, Inc.[a]	790,874
268,310	Microsoft Corporation	16,672,783
5,795	Motorola Solutions, Inc.	480,348
9,570	NetApp, Inc.	337,534
18,870	NVIDIA Corporation	2,014,184
105,177	Oracle Corporation	4,044,056
11,140	Paychex, Inc.	678,203
39,020	PayPal Holdings, Inc.[a]	1,540,119
4,410	Qorvo, Inc.[a]	232,539
51,090	QUALCOMM, Inc.	3,331,068
6,250	Red Hat, Inc.[a]	435,625
22,250	Salesforce.com, Inc.[a]	1,523,235
10,380	Seagate Technology plc	396,205
6,410	Skyworks Solutions, Inc.	478,571
21,684	Symantec Corporation	518,031
12,330	TE Connectivity, Ltd.	854,222
4,530	Teradata Corporation[a]	123,080
34,500	Texas Instruments, Inc.	2,517,465
5,760	Total System Services, Inc.	282,413
3,160	VeriSign, Inc.[a,b]	240,381
65,060	Visa, Inc.	5,075,981
9,883	Western Digital Corporation	671,550
16,540	Western Union Company	359,249
29,635	Xerox Corporation	258,714
8,730	Xilinx, Inc.	527,030
30,570	Yahoo!, Inc.[a]	1,182,142

	Total	139,350,990

Materials (2.6%)
7,580	Air Products and Chemicals, Inc.	1,090,155
3,940	Albemarle Corporation	339,155
3,100	Avery Dennison Corporation	217,682
6,140	Ball Corporation	460,930
8,210	CF Industries Holdings, Inc.	258,451
38,873	Dow Chemical Company	2,224,313
30,221	E.I. du Pont de Nemours and Company	2,218,221
5,120	Eastman Chemical Company	385,075
9,110	Ecolab, Inc.	1,067,874
4,680	FMC Corporation	264,701
44,292	Freeport-McMoRan, Inc.[a]	584,212
2,770	International Flavors & Fragrances, Inc.	326,389
14,351	International Paper Company	761,464
11,650	LyondellBasell Industries NV	999,337
2,220	Martin Marietta Materials, Inc.	491,797
15,278	Monsanto Company	1,607,398
12,430	Mosaic Company	364,572
18,678	Newmont Mining Corporation	636,360
11,210	Nucor Corporation	667,219
9,140	PPG Industries, Inc.	866,106
9,940	Praxair, Inc.	1,164,869
6,732	Sealed Air Corporation	305,229
4,670	Vulcan Materials Company	584,451
8,759	Westrock Company	444,694

	Total	18,330,654

Real Estate (2.8%)
14,790	American Tower Corporation	1,563,007
5,436	Apartment Investment & Management Company	247,066
4,781	AvalonBay Communities, Inc.	846,954
5,280	Boston Properties, Inc.	664,118
10,340	CBRE Group, Inc.[a]	325,607
12,500	Crown Castle International Corporation	1,084,625
5,500	Digital Realty Trust, Inc.	540,430
2,476	Equinix, Inc.	884,947
12,760	Equity Residential	821,234
2,260	Essex Property Trust, Inc.	525,450
4,380	Extra Space Storage, Inc.	338,311
2,470	Federal Realty Investment Trust	351,012
20,260	General Growth Properties, Inc.	506,095
15,960	HCP, Inc.	474,331
25,781	Host Hotels & Resorts, Inc.	485,714
8,542	Iron Mountain, Inc.	277,444
14,690	Kimco Realty Corporation	369,600
4,170	Macerich Company	295,403
3,930	Mid-America Apartment Communities, Inc.	384,826
18,276	Prologis, Inc.	964,790
5,170	Public Storage, Inc.	1,155,495
8,850	Realty Income Corporation	508,698
10,864	Simon Property Group, Inc.	1,930,207
3,520	SL Green Realty Corporation	378,576
9,270	UDR, Inc.	338,170
12,220	Ventas, Inc.	763,994
5,947	Vornado Realty Trust	620,688
12,420	Welltower, Inc.	831,271
25,930	Weyerhaeuser Company	780,234

	Total	19,258,297

Telecommunications Services (2.6%)
213,566	AT&T, Inc.	9,082,962
19,035	CenturyLink, Inc.	452,652
41,028	Frontier Communications Corporation[b]	138,675
10,131	Level 3 Communications, Inc.[a]	570,983
141,336	Verizon Communications, Inc.	7,544,516

	Total	17,789,788

Utilities (3.1%)
22,850	AES Corporation	265,517
7,920	Alliant Energy Corporation	300,089
8,450	Ameren Corporation	443,287
17,150	American Electric Power Company, Inc.	1,079,764

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2016

Shares	Common Stock (97.0%)	Value
Utilities (3.1%) - continued
6,180	American Water Works Company, Inc.	$447,185
14,923	CenterPoint Energy, Inc.	367,703
9,730	CMS Energy Corporation	404,963
10,600	Consolidated Edison, Inc.	781,008
21,794	Dominion Resources, Inc.	1,669,202
6,270	DTE Energy Company	617,658
24,022	Duke Energy Corporation	1,864,588
11,420	Edison International, Inc.	822,126
6,250	Entergy Corporation	459,187
11,000	Eversource Energy	607,530
32,284	Exelon Corporation	1,145,759
14,914	FirstEnergy Corporation	461,886
16,320	NextEra Energy, Inc.	1,949,587
11,199	NiSource, Inc.	247,946
10,920	NRG Energy, Inc.	133,879
17,670	PG&E Corporation	1,073,806
3,870	Pinnacle West Capital Corporation	301,976
23,700	PPL Corporation	806,985
17,740	Public Service Enterprise Group, Inc.	778,431
4,970	SCANA Corporation	364,202
8,695	Sempra Energy	875,065
34,120	Southern Company	1,678,363
11,026	WEC Energy Group, Inc.	646,675
17,745	Xcel Energy, Inc.	722,221

	Total	21,316,588

	Total Common Stock (cost $434,891,692)	670,369,861

	Collateral Held for Securities Loaned (0.1%)
848,560	Thrivent Cash Management Trust	848,560

	Total Collateral Held for Securities Loaned (cost $848,560)	848,560

Shares or Principal Amount	Short-Term Investments (2.9%)[d]
	Federal Home Loan Bank Discount Notes
500,000	0.435%, 1/25/2017[e]	499,884
300,000	0.418%, 2/1/2017[e]	299,879
100,000	0.515%, 2/9/2017[e]	99,949
200,000	0.490%, 2/10/2017[e]	199,894
	Federal National Mortgage Association Discount Notes
100,000	0.345%, 1/11/2017[e]	99,992
	Thrivent Core Short-Term Reserve Fund
1,854,264	0.910%	18,542,637

	Total Short-Term Investments (cost $19,742,210)	19,742,235

	Total Investments (cost $455,482,462) 100.0%	$690,960,656

	Other Assets and Liabilities, Net <0.1%	336,374

	Total Net Assets 100.0%	$691,297,030

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2016:

Securities Lending Transactions

Common Stock	$824,413

Total lending	$824,413
Gross amount payable upon return of collateral for securities loaned	$848,560

Net amounts due to counterparty	$24,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.2%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$2,350,662	3.750%, 6/30/2019	$2,355,363

	Total	2,355,363

Capital Goods (0.3%)
	Cortes NP Acquisition Corporation, Term Loan
2,300,000	6.000%, 11/30/2023	2,328,750

	Total	2,328,750

Consumer Cyclical (1.5%)
	IMG Worldwide, Inc., Term Loan
3,250,000	8.250%, 5/6/2022	3,290,625
	Mohegan Tribal Gaming Authority, Term Loan
3,296,538	5.500%, 10/13/2023	3,319,218
	Scientific Games International, Inc., Term Loan
4,949,000	6.000%, 10/1/2021	5,007,794

	Total	11,617,637

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
1,050,000	8.500%, 8/23/2021	1,141,434

	Total	1,141,434

	Total Bank Loans (cost $16,833,125)	17,443,184

	Long-Term Fixed Income (92.1%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
	5.746%, 5/25/2036, Series
1,713,277	2006-1, Class AF6[b]	1,124,199

	Total	1,124,199

Basic Materials (4.4%)
	Alcoa Nederland Holding BV
1,575,000	6.750%, 9/30/2024[c]	1,708,875
1,575,000	7.000%, 9/30/2026[c]	1,724,625
	ArcelorMittal SA
2,065,000	6.500%, 3/1/2021[d]	2,261,175
	Bluescope Steel Finance, Ltd.
2,620,000	6.500%, 5/15/2021[c]	2,776,152
	First Quantum Minerals, Ltd.
2,205,000	6.750%, 2/15/2020[c]	2,199,487
2,140,000	7.000%, 2/15/2021[c]	2,128,444
	GCP Applied Technologies, Inc.
1,440,000	9.500%, 2/1/2023[c]	1,652,400
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[c]	388,125
750,000	7.625%, 1/15/2025[c]	779,535
	INEOS Group Holdings SA
3,145,000	5.625%, 8/1/2024[c,d]	3,121,413
	Midwest Vanadium, Pty. Ltd.
3,268,453	11.500%, 2/15/2018*,e	49,027
	Novelis Corporation
1,570,000	6.250%, 8/15/2024[c]	1,664,200
2,240,000	5.875%, 9/30/2026[c]	2,262,400
	PQ Corporation
1,050,000	6.750%, 11/15/2022[c]	1,123,500
	Resolute Forest Products, Inc.
3,815,000	5.875%, 5/15/2023[d]	3,433,500
	Teck Resources, Ltd.
1,570,000	8.000%, 6/1/2021[c]	1,727,000
1,050,000	8.500%, 6/1/2024[c,d]	1,210,125
	Tembec Industries, Inc.
3,155,000	9.000%, 12/15/2019[c]	2,949,925
	Versum Materials, Inc.
1,570,000	5.500%, 9/30/2024[c]	1,605,325

	Total	34,765,233

Capital Goods (8.1%)
	Abengoa Finance SAU
3,250,000	7.750%, 2/1/2020*,f	146,250
	Abengoa Greenfield SA
3,460,000	6.500%, 10/1/2019*,f	155,700
	Advanced Disposal Services, Inc.
3,155,000	5.625%, 11/15/2024[c]	3,139,225
	AECOM
4,240,000	5.750%, 10/15/2022	4,481,680
1,065,000	5.875%, 10/15/2024	1,137,005
	Anixter, Inc.
3,455,000	5.125%, 10/1/2021	3,593,200
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[c]	4,415,212
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,481,475
	Bombardier, Inc.
4,195,000	7.500%, 3/15/2025[c]	4,144,744
	Building Materials Corporation of America
3,990,000	6.000%, 10/15/2025[c]	4,199,475
	Cemex Finance, LLC
2,245,000	9.375%, 10/12/2022[c]	2,447,050
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[c,d]	2,770,625
	CNH Industrial Capital, LLC
1,800,000	4.375%, 11/6/2020[d]	1,847,250
	CNH Industrial NV
1,800,000	4.500%, 8/15/2023	1,777,500
	CNH Industrial Capital, LLC
1,680,000	3.625%, 4/15/2018	1,701,000
	Eagle Materials, Inc.
1,570,000	4.500%, 8/1/2026	1,566,075
	Huntington Ingalls Industries, Inc.
2,650,000	5.000%, 11/15/2025[c]	2,752,687
	Owens-Brockway Glass Container, Inc.
3,070,000	5.875%, 8/15/2023[c]	3,200,475
	Reynolds Group Issuer, Inc.
912,067	8.250%, 2/15/2021	941,709
2,175,000	5.125%, 7/15/2023[c]	2,210,344
	Ritchie Bros. Auctioneers, Inc.
1,455,000	5.375%, 1/15/2025[c]	1,484,100
	U.S. Concrete, Inc.
2,880,000	6.375%, 6/1/2024	3,045,600
	United Rentals North America, Inc.
1,625,000	6.125%, 6/15/2023	1,722,500
1,660,000	5.500%, 7/15/2025	1,693,200
2,620,000	5.875%, 9/15/2026	2,695,325

	Total	63,749,406

Communications Services (18.3%)
	Altice Financing SA
1,840,000	6.625%, 2/15/2023[c]	1,890,600
3,145,000	7.500%, 5/15/2026[c]	3,270,800
	Altice Finco SA
1,050,000	9.875%, 12/15/2020[c,d]	1,107,750
540,000	8.125%, 1/15/2024[c]	558,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Communications Services (18.3%) - continued
	Altice US Finance I Corporation
$2,900,000	5.500%, 5/15/2026[c]	$2,958,000
	AMC Networks, Inc.
3,800,000	4.750%, 12/15/2022	3,819,000
3,100,000	5.000%, 4/1/2024	3,107,750
	CBS Radio, Inc.
3,155,000	7.250%, 11/1/2024[c]	3,296,975
	CCO Holdings, LLC
2,165,000	5.250%, 3/15/2021	2,229,950
2,165,000	5.250%, 9/30/2022	2,240,775
5,500,000	5.875%, 4/1/2024[c]	5,871,250
	CCOH Safari, LLC
2,500,000	5.750%, 2/15/2026[c]	2,587,500
	CenturyLink, Inc.
1,315,000	7.500%, 4/1/2024	1,380,750
	Cincinnati Bell, Inc.
2,650,000	7.000%, 7/15/2024[c]	2,802,375
	Clear Channel Worldwide Holdings, Inc.
3,195,000	6.500%, 11/15/2022	3,266,888
	Columbus International, Inc.
5,060,000	7.375%, 3/30/2021[c]	5,384,548
	CSC Holdings, LLC
820,000	5.500%, 4/15/2027[c]	830,250
	Digicel, Ltd.
1,680,000	7.000%, 2/15/2020*	1,581,955
3,220,000	6.000%, 4/15/2021*	2,911,556
	Frontier Communications Corporation
6,963,000	10.500%, 9/15/2022	7,320,202
	Gray Television, Inc.
3,560,000	5.875%, 7/15/2026[c]	3,533,300
	Hughes Satellite Systems Corporation
6,810,000	6.625%, 8/1/2026[c]	6,844,050
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,097,500
	Level 3 Financing, Inc.
1,620,000	6.125%, 1/15/2021	1,680,750
	McGraw-Hill Global Education Holdings, LLC
3,145,000	7.875%, 5/15/2024[c,d]	3,168,588
	Neptune Finco Corporation
5,630,000	10.875%, 10/15/2025[c]	6,699,700
	Nexstar Escrow Corporation
3,500,000	5.625%, 8/1/2024[c]	3,473,750
	SFR Group SA
3,590,000	6.000%, 5/15/2022[c]	3,684,237
2,710,000	6.250%, 5/15/2024[c]	2,723,550
2,620,000	7.375%, 5/1/2026[c]	2,675,675
	Sinclair Television Group, Inc.
1,570,000	5.875%, 3/15/2026[c]	1,573,925
	Sprint Communications, Inc.
2,870,000	7.000%, 3/1/2020[c]	3,113,950
5,130,000	6.000%, 11/15/2022	5,168,475
	Sprint Corporation
12,615,000	7.625%, 2/15/2025[d]	13,261,519
	T-Mobile USA, Inc.
3,790,000	6.542%, 4/28/2020	3,903,700
3,450,000	6.000%, 4/15/2024	3,635,438
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[c]	5,310,375
	Virgin Media Secured Finance plc
1,170,000	5.250%, 1/15/2026[c]	1,155,375
1,050,000	5.500%, 8/15/2026[c]	1,047,375
	WMG Acquisition Corporation
4,039,000	6.750%, 4/15/2022[c]	4,251,047
785,000	5.000%, 8/1/2023[c]	788,925
	Zayo Group, LLC
3,925,000	6.375%, 5/15/2025	4,101,625
	Ziggo Bond Finance BV
1,320,000	5.875%, 1/15/2025[c]	1,320,000

	Total	144,630,603

Consumer Cyclical (14.9%)
	Allison Transmission, Inc.
3,835,000	5.000%, 10/1/2024[c]	3,873,350
	Argos Merger Sub, Inc.
4,730,000	7.125%, 3/15/2023[c,d]	4,824,600
	Beazer Homes USA, Inc.
1,040,000	8.750%, 3/15/2022[c]	1,123,200
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[c]	3,979,800
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,677,538
	Churchill Downs, Inc.
3,536,000	5.375%, 12/15/2021	3,668,600
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,530,938
	CST Brands, Inc.
2,110,000	5.000%, 5/1/2023	2,178,575
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[c,d]	4,101,625
	Dollar Tree, Inc.
2,120,000	5.750%, 3/1/2023	2,244,698
	Goodyear Tire & Rubber Company
3,150,000	5.000%, 5/31/2026	3,135,636
	Hanesbrands, Inc.
1,950,000	4.875%, 5/15/2026[c]	1,906,125
	Hilton Escrow Issuer, LLC
2,650,000	4.250%, 9/1/2024[c]	2,570,500
	KB Home
1,070,000	7.250%, 6/15/2018	1,134,200
2,000,000	8.000%, 3/15/2020[d]	2,200,000
1,580,000	7.500%, 9/15/2022	1,666,900
	L Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,762,325
1,860,000	5.625%, 2/15/2022	1,985,550
	Lennar Corporation
1,060,000	4.500%, 11/15/2019	1,101,075
3,190,000	4.750%, 5/30/2025	3,110,250
	Live Nation Entertainment, Inc.
3,918,000	5.375%, 6/15/2022[c]	4,055,130
3,265,000	4.875%, 11/1/2024[c]	3,273,162
	LKQ Corporation
4,005,000	4.750%, 5/15/2023	3,984,975
	Masonite International Corporation
3,265,000	5.625%, 3/15/2023[c]	3,371,113
	Mattamy Group Corporation
3,180,000	6.875%, 12/15/2023[c]	3,219,750
	Mohegan Tribal Gaming Authority
3,150,000	7.875%, 10/15/2024[c,d]	3,213,000
	New Cotai, LLC
2,225,660	10.625%, 5/1/2019*,d	1,669,245
	Prime Security Services Borrower, LLC
3,250,000	9.250%, 5/15/2023[c]	3,538,437
	PulteGroup, Inc.
1,325,000	5.000%, 1/15/2027	1,258,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Consumer Cyclical (14.9%) - continued
	RHP Hotel Properties, LP
$790,000	5.000%, 4/15/2021	$801,850
960,000	5.000%, 4/15/2023	969,600
	Rite Aid Corporation
3,165,000	6.750%, 6/15/2021	3,323,250
3,160,000	6.125%, 4/1/2023[c]	3,397,000
	Scientific Games International, Inc.
2,190,000	6.625%, 5/15/2021	1,850,550
	Seminole Indian Tribe of Florida
2,710,000	7.804%, 10/1/2020*	2,696,450
	ServiceMaster Company, LLC
4,210,000	5.125%, 11/15/2024[c]	4,273,150
	Studio City Finance, Ltd.
2,665,000	8.500%, 12/1/2020[c,d]	2,764,938
	Summit Materials, LLC
2,650,000	6.125%, 7/15/2023	2,719,536
	Toll Brothers Finance Corporation
2,660,000	4.875%, 11/15/2025	2,613,450
	Tunica-Biloxi Gaming Authority
4,570,000	9.000%, 11/15/2015*,e	1,599,500
	West Corporation
2,560,000	5.375%, 7/15/2022[c]	2,473,600
	Yum! Brands, Inc.
2,090,000	5.250%, 6/1/2026[c]	2,121,350
	ZF North America Capital, Inc.
2,125,000	4.500%, 4/29/2022[c]	2,191,406
2,125,000	4.750%, 4/29/2025[c]	2,162,187

	Total	118,316,864

Consumer Non-Cyclical (11.0%)
	Air Medical Merger Sub Corporation
3,190,000	6.375%, 5/15/2023[c]	3,062,400
	Albertsons Companies, LLC
2,620,000	6.625%, 6/15/2024[c]	2,731,350
	B&G Foods, Inc.
3,550,000	4.625%, 6/1/2021	3,621,000
	Cott Beverages, Inc.
3,265,000	5.375%, 7/1/2022	3,322,137
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[c]	4,250,600
	Envision Healthcare Corporation
3,795,000	5.125%, 7/1/2022[c]	3,780,769
	Grifols Worldwide Operations, Ltd.
4,395,000	5.250%, 4/1/2022	4,548,825
	HCA, Inc.
2,645,000	6.500%, 2/15/2020	2,893,630
4,810,000	5.875%, 3/15/2022	5,182,775
2,035,000	4.750%, 5/1/2023	2,083,331
3,705,000	5.375%, 2/1/2025	3,714,263
3,360,000	5.875%, 2/15/2026	3,460,800
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[c]	3,355,625
4,705,000	5.750%, 6/15/2025[c]	4,763,813
	Lamb Weston Holdings, Inc.
1,580,000	4.625%, 11/1/2024[c]	1,583,950
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[c]	4,410,394
	Post Holdings, Inc.
3,210,000	5.000%, 8/15/2026[c]	3,073,575
	Prestige Brands, Inc.
790,000	6.375%, 3/1/2024[c]	829,500
	Revlon Consumer Products Corporation
4,760,000	5.750%, 2/15/2021	4,783,800
	Spectrum Brands Escrow Corporation
2,030,000	6.625%, 11/15/2022	2,156,875
	Spectrum Brands, Inc.
2,120,000	5.750%, 7/15/2025	2,199,500
	Teleflex, Inc.
2,525,000	5.250%, 6/15/2024	2,591,281
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,388,125
530,000	7.500%, 1/1/2022[c]	552,525
	TreeHouse Foods, Inc.
4,155,000	4.875%, 3/15/2022	4,258,875
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[c]	2,125,500
2,645,000	5.500%, 3/1/2023[c]	1,983,750
	VPII Escrow Corporation
3,170,000	7.500%, 7/15/2021[c]	2,686,575

	Total	87,395,543

Energy (12.9%)
	Alta Mesa Holdings, LP
2,250,000	7.875%, 12/15/2024[c]	2,328,750
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022	1,600,850
2,640,000	5.625%, 6/1/2023	2,702,700
	Cheniere Corpus Christi Holdings, LLC
2,200,000	7.000%, 6/30/2024[c]	2,381,500
2,750,000	5.875%, 3/31/2025[c]	2,805,852
	Chesapeake Energy Corporation
1,590,000	8.000%, 1/15/2025[c,d]	1,621,800
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	4,904,478
3,425,000	4.375%, 1/15/2025	3,418,184
	Continental Resources, Inc.
3,670,000	5.000%, 9/15/2022	3,704,461
2,610,000	4.500%, 4/15/2023	2,557,800
	Crestwood Midstream Partners, LP
2,435,000	6.125%, 3/1/2022	2,495,875
2,635,000	6.250%, 4/1/2023	2,687,700
	Diamondback Energy, Inc.
2,105,000	4.750%, 11/1/2024[c]	2,062,900
	Holly Energy Partners, LP
915,000	6.000%, 8/1/2024[c]	953,887
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	1,512,225
1,590,000	5.000%, 3/1/2021	1,065,300
	MEG Energy Corporation
1,055,000	6.500%, 3/15/2021[c]	975,875
3,160,000	6.375%, 1/30/2023[c]	2,812,400
	MPLX, LP
4,740,000	4.875%, 12/1/2024	4,875,081
	Murphy Oil Corporation
1,310,000	6.875%, 8/15/2024[d]	1,395,150
	Noble Holding International, Ltd.
2,120,000	7.750%, 1/15/2024[d]	1,994,072
	Oasis Petroleum, Inc.
3,400,000	6.875%, 1/15/2023[d]	3,485,000
	Precision Drilling Corporation
1,464,879	6.625%, 11/15/2020	1,486,852
1,060,000	6.500%, 12/15/2021	1,075,900
2,630,000	7.750%, 12/15/2023[c]	2,774,650
1,350,000	5.250%, 11/15/2024	1,262,250
	Range Resources Corporation
4,180,000	5.000%, 3/15/2023[c]	4,138,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Energy (12.9%) - continued
	Rice Energy, Inc.
$4,605,000	6.250%, 5/1/2022	$4,731,638
1,060,000	7.250%, 5/1/2023	1,123,600
	Rowan Companies, Inc.
5,240,000	4.875%, 6/1/2022	4,951,800
	Sabine Pass Liquefaction, LLC
2,645,000	5.625%, 2/1/2021	2,830,150
2,085,000	5.625%, 3/1/2025	2,230,950
2,620,000	5.875%, 6/30/2026[c]	2,823,050
	Sunoco, LP
2,665,000	5.500%, 8/1/2020	2,718,300
1,330,000	6.375%, 4/1/2023	1,346,625
	Tesoro Logistics, LP
2,400,000	5.500%, 10/15/2019	2,538,000
2,130,000	6.250%, 10/15/2022	2,257,800
	Weatherford International, Ltd.
2,095,000	7.750%, 6/15/2021[d]	2,115,950
2,355,000	4.500%, 4/15/2022[d]	2,042,963
	WPX Energy, Inc.
2,190,000	7.500%, 8/1/2020[d]	2,354,250
2,670,000	8.250%, 8/1/2023[d]	2,983,725

	Total	102,128,493

Financials (7.7%)
	AerCap Ireland Capital, Ltd.
1,595,000	4.625%, 10/30/2020	1,658,800
1,870,000	3.950%, 2/1/2022	1,886,363
	Aircastle, Ltd.
3,200,000	5.000%, 4/1/2023	3,264,000
	Ally Financial, Inc.
4,670,000	4.125%, 3/30/2020	4,763,400
2,380,000	4.125%, 2/13/2022	2,359,175
	Banco do Brasil SA/Cayman Islands
1,750,000	6.250%, 4/15/2024[c,g]	1,280,125
	BBVA International Preferred SA Unipersonal
1,585,000	5.919%, 4/18/2017[g]	1,569,150
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,678,650
	CIT Group, Inc.
3,765,000	3.875%, 2/19/2019	3,845,006
	Credit Agricole SA
1,065,000	6.625%, 9/23/2019[c,g]	1,037,906
	CyrusOne, LP
3,540,000	6.375%, 11/15/2022	3,725,850
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[c]	3,643,063
	Grinding Media, Inc.
2,500,000	7.375%, 12/15/2023[c]	2,626,500
	HSBC Holdings plc
1,040,000	6.875%, 6/1/2021[d,g]	1,097,200
	Icahn Enterprises, LP
3,860,000	6.000%, 8/1/2020	3,942,025
	ILFC E-Capital Trust II
1,895,000	4.920%, 12/21/2065[c,h]	1,667,600
	Jefferies Finance, LLC
2,650,000	7.375%, 4/1/2020*	2,650,000
	Lloyds Banking Group plc
1,080,000	6.657%, 5/21/2037[c,g]	1,161,000
	MPT Operating Partnership, LP
1,192,000	6.375%, 2/15/2022	1,235,210
3,010,000	5.500%, 5/1/2024	3,040,100
	Quicken Loans, Inc.
4,255,000	5.750%, 5/1/2025[c]	4,137,987
	Royal Bank of Scotland Group plc
$1,865,000	7.500%, 8/10/2020[g]	$1,767,087
	VEREIT Operating Partnership, LP
3,955,000	4.875%, 6/1/2026	4,005,822

	Total	61,042,019

Foreign Government (0.3%)
	Argentina Government International Bond
2,100,000	7.500%, 4/22/2026[c]	2,205,000

	Total	2,205,000

Technology (6.6%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[c]	6,639,200
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023	3,752,100
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[c]	5,061,500
	Diamond Finance Corporation
1,050,000	5.875%, 6/15/2021[c]	1,116,793
1,570,000	7.125%, 6/15/2024[c]	1,742,264
	Equinix, Inc.
3,185,000	5.750%, 1/1/2025	3,328,325
1,030,000	5.875%, 1/15/2026	1,084,075
	First Data Corporation
3,000,000	5.375%, 8/15/2023[c]	3,112,500
1,910,000	7.000%, 12/1/2023[c]	2,034,150
	Inception Merger Sub, Inc.
2,630,000	8.625%, 11/15/2024[c]	2,783,724
	Micron Technology, Inc.
4,730,000	5.250%, 8/1/2023[c]	4,747,737
	NXP Funding, LLC
3,715,000	5.750%, 3/15/2023[c]	3,919,325
	Plantronics, Inc.
2,390,000	5.500%, 5/31/2023[c]	2,413,900
	Sensata Technologies BV
4,870,000	4.875%, 10/15/2023[c]	4,979,575
	SS&C Technologies Holdings, Inc.
1,590,000	5.875%, 7/15/2023	1,647,637
	Western Digital Corporation
3,200,000	10.500%, 4/1/2024[c]	3,784,000

	Total	52,146,805

Transportation (3.7%)
	American Airlines Pass Through Trust
3,331,782	5.600%, 7/15/2020[c]	3,456,724
	Avis Budget Car Rental, LLC
1,670,000	5.125%, 6/1/2022[c,d]	1,636,600
3,550,000	5.500%, 4/1/2023[d]	3,487,875
	Dynagas LNG Partners, LP
2,130,000	6.250%, 10/30/2019	2,034,150
	Eletson Holdings, Inc.
2,170,000	9.625%, 1/15/2022*	1,584,100
	Navios Maritime Holdings, Inc.
2,220,000	8.125%, 2/15/2019[d]	1,681,650
1,895,000	8.125%, 11/15/2021[c]	1,610,750
	Navios South American Logistics, Inc.
1,900,000	7.250%, 5/1/2022[c]	1,795,500
	Teekay Offshore Partners, LP
3,790,000	6.000%, 7/30/2019	3,183,600
	Ultrapetrol Bahamas, Ltd.
3,720,000	8.875%, 6/15/2021[e]	706,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Transportation (3.7%) - continued
	United Airlines Pass Through Trust
$1,275,235	5.375%, 8/15/2021	$1,323,056
	XPO Logistics, Inc.
4,710,000	6.500%, 6/15/2022[c,d]	4,945,500
1,570,000	6.125%, 9/1/2023[c]	1,640,650

	Total	29,086,955

Utilities (4.1%)
	Calpine Corporation
3,720,000	5.375%, 1/15/2023[d]	3,636,300
	Covanta Holding Corporation
1,850,000	6.375%, 10/1/2022	1,877,177
	Dynegy, Inc.
4,720,000	7.625%, 11/1/2024[d]	4,354,200
	Electricite de France SA
2,500,000	5.250%, 1/19/2023[c,g]	2,350,000
	Energy Transfer Equity, LP
4,245,000	5.500%, 6/1/2027	4,138,875
	Holly Energy Partners, LP
2,700,000	6.500%, 3/1/2020	2,787,750
	Regency Energy Partners, LP
4,650,000	5.500%, 4/15/2023	4,801,125
	Targa Resources Partners, LP
1,570,000	5.375%, 2/1/2027[c]	1,554,300
	Tesoro Corporation
4,745,000	4.750%, 12/15/2023[c]	4,768,725
	Tesoro Logistics, LP
2,000,000	5.250%, 1/15/2025	2,042,500

	Total	32,310,952

	Total Long-Term Fixed Income (cost $731,484,964)	728,902,072

Shares	Preferred Stock (1.2%)
Consumer Staples (0.2%)
43,350	CHS, Inc., 7.100%[g]	1,149,209

	Total	1,149,209

Financials (1.0%)
62,331	Citigroup, Inc., 6.875%[g]	1,704,753
48,000	Discover Financial Services 6.500%[g]	1,232,640
86,021	Goldman Sachs Group, Inc., 5.500%[g]	2,183,213
20,016	Morgan Stanley, 6.875%[g]	541,232
18,720	PNC Financial Services Group, Inc., 6.125%[g]	510,869
1,560	Wells Fargo & Company, Convertible, 7.500%[g]	1,856,400

	Total	8,029,107

	Total Preferred Stock (cost $9,184,908)	9,178,316

	Registered Investment Companies (0.8%)
Equity Funds/ETFs (0.8%)
54,500	Energy Select Sector SPDR Fund	4,104,940
58,250	SPDR S&P Oil & Gas Exploration & Production ETF[d]	2,412,715

	Total	6,517,655

	Total Registered Investment Companies (cost $5,352,250)	6,517,655

	Common Stock (0.1%)
Consumer Discretionary (<0.1%)
121,520	TVMAX Holdings, Inc.[i,j]	12

	Total	12

	Common Stock (0.1%)
Energy (0.1%)
7,311	Vantage Drilling International[j]	738,411

	Total	738,411

Financials (<0.1%)
10	New Cotai, LLC[i,j]	0

	Total	0

	Total Common Stock (cost $7,237,186)	738,423

	Collateral Held for Securities Loaned (9.5%)
74,873,939	Thrivent Cash Management Trust	74,873,939

	Total Collateral Held for Securities Loaned (cost $74,873,939)	74,873,939

Shares or Principal Amount	Short-Term Investments (2.1%)[k]
	Federal Home Loan Bank Discount Notes
4,000,000	0.405%, 1/13/2017	3,999,576
1,400,000	0.365%, 1/25/2017	1,399,675
	Thrivent Core Short-Term Reserve Fund
1,167,991	0.910%	11,679,914

	Total Short-Term Investments (cost $17,079,033)	17,079,165

	Total Investments (cost $862,045,405) 108.0%	$854,732,754

	Other Assets and Liabilities, Net (8.0%)	(63,636,979)

	Total Net Assets 100.0%	$791,095,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2016

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $352,863,449 or 44.6% of total net assets.
d	All or a portion of the security is on loan.
e	Defaulted security. Interest is not being accrued.
f	In bankruptcy. Interest is not being accrued.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
i	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2016 was $15,043,783 or 1.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Abengoa Finance SAU, 2/1/2020	12/6/2013	$3,250,000
Abengoa Greenfield SA, 10/1/2019	9/24/2014	3,460,000
Digicel, Ltd., 4/15/2021	3/19/2013	3,220,000
Digicel, Ltd., 2/15/2020	2/7/2012	1,680,000
Eletson Holdings, Inc., 1/15/2022	12/12/2013	2,139,989
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,650,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	3,095,017
New Cotai, LLC, 5/1/2019	4/15/2013	2,271,097
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	2,593,981
Tunica-Biloxi Gaming Authority, 11/15/2017	11/8/2005	4,585,435

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$69,702,713
Common Stock	2,410,644

Total lending	$72,113,357
Gross amount payable upon return of collateral for securities loaned	$74,873,939

Net amounts due to counterparty	$2,760,582

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.9%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$267,456	10.000%, 10/5/2021	$270,912
	Fortescue Metals Group, Ltd., Term Loan
653,530	3.750%, 6/30/2019	654,838
	Ineos US Finance, LLC, Term Loan
1,510,623	3.750%, 12/15/2020	1,516,922
	Tronox Pigments BV, Term Loan
728,114	4.500%, 3/19/2020	730,538

	Total	3,173,210

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
1,192,332	3.500%, 11/10/2023	1,202,026
	Berry Plastics Group, Inc., Term Loan
1,419,070	3.500%, 2/8/2020	1,428,749
	Cortes NP Acquisition Corporation, Term Loan
725,000	6.000%, 11/30/2023	734,062

	Total	3,364,837

Communications Services (0.9%)
	Beasley Broadcast Group, Inc., Term Loan
325,000	7.000%, 11/1/2023	325,000
	CSC Holdings, LLC, Term Loan
509,868	3.876%, 10/11/2024	514,860
	Hargray Communications Group, Inc., Term Loan
1,520,526	4.750%, 6/26/2019	1,536,993
	Intelsat Jackson Holdings SA, Term Loan
239,713	3.750%, 6/30/2019	231,448
	Level 3 Communications, Inc., Term Loan
1,600,000	4.000%, 1/15/2020	1,620,800
	LTS Buyer, LLC, Term Loan
1,536,123	4.248%, 4/13/2020	1,543,327
	NEP/NCP Holdco, Inc., Term Loan
1,540,539	4.250%, 1/22/2020	1,544,390
	TNS, Inc., Term Loan
824,673	5.000%, 2/14/2020	831,633
	Univision Communications, Inc., Term Loan
1,599,910	4.000%, 3/1/2020	1,607,910
	WideOpenWest Finance, LLC, Term Loan
723,188	4.500%, 8/18/2023	730,289
	Yankee Cable Acquisition, LLC, Term Loan
1,413,526	4.250%, 3/1/2020	1,414,120
	Zayo Group, LLC, Term Loan
1,398,974	3.750%, 5/6/2021	1,413,160

	Total	13,313,930

Consumer Cyclical (0.4%)
	Amaya BV, Term Loan
1,536,600	5.000%, 8/1/2021	1,541,302
	Burlington Coat Factory Warehouse
	Corporation, Term Loan
1,301,838	3.510%, 8/13/2021	1,309,506
	Cengage Learning Acquisitions, Term Loan
845,750	5.250%, 6/7/2023	821,570
	IMG Worldwide, Inc., Term Loan
1,231,012	5.250%, 5/6/2021	1,242,559
	Mohegan Tribal Gaming Authority, Term Loan
603,488	5.500%, 10/13/2023	607,639

	Total	5,522,576

Consumer Non-Cyclical (0.4%)
	Albertson’s, LLC, Term Loan
287,874	0.000%, 12/21/2022[b,c]	291,472
522,126	0.000%, 6/22/2023[b,c]	528,433
	CHS/Community Health Systems, Inc., Term Loan
710,678	4.000%, 1/27/2021	686,992
	JBS USA, LLC, Term Loan
940,500	4.000%, 10/30/2022	948,334
	McGraw-Hill Global Education
	Holdings, LLC, Term Loan
432,825	5.000%, 5/4/2022	432,894
	Ortho-Clinical Diagnostics, Inc., Term Loan
717,640	4.750%, 6/30/2021	710,722
	Sterigenics-Nordion Holdings, LLC, Term Loan
735,687	4.250%, 5/16/2022	737,990
	Valeant Pharmaceuticals International, Inc., Term Loan
2,140,829	5.500%, 4/1/2022	2,141,236

	Total	6,478,073

Energy (0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
372,145	4.250%, 8/19/2021	369,353
	McJunkin Red Man Corporation, Term Loan
336,906	5.000%, 11/8/2019	338,170
	MEG Energy Corporation, Term Loan
148,438	3.750%, 3/31/2020	143,985
	Targa Resources Partners, LP, Term Loan
57,000	5.750%, 2/27/2022	57,285

	Total	908,793

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
693,500	7.000%, 12/31/2019	696,101
	WaveDivision Holdings, LLC, Term Loan
1,536,056	4.000%, 10/15/2019	1,544,120

	Total	2,240,221

Technology (0.4%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
905,223	3.704%, 2/1/2023	917,670
	First Data Corporation, Term Loan
1,235,103	3.756%, 3/24/2021	1,248,998
125,000	3.756%, 7/8/2022	126,276
	ON Semiconductor Corporation, Term Loan
723,187	4.020%, 3/31/2023	731,967
	Rackspace Hosting, LLC, Term Loan
300,000	4.500%, 12/20/2023	303,624
	Syniverse Holdings, Inc., Term Loan
600,291	4.000%, 4/23/2019	523,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (2.9%)[a]	Value
Technology (0.4%) - continued
	Western Digital Corporation, Term Loan
$1,004,950	4.520%, 4/29/2023	$1,020,336
	Xerox Business Services, LLC, Term Loan
285,000	6.250%, 12/7/2023	288,206

	Total	5,160,230

Transportation (0.1%)
	XPO Logistics, Inc., Term Loan
1,119,223	4.250%, 11/1/2021	1,132,866

	Total	1,132,866

	Total Bank Loans (cost $40,837,467)	41,294,736

	Long-Term Fixed Income (91.2%)
Asset-Backed Securities (1.7%)
	Bayview Opportunity Master Fund Trust
	3.721%, 7/28/2035, Series
2,687,879	2015-NPLA, Class Ad,e	2,687,264
	CAM Mortgage, LLC
	3.500%, 7/15/2064, Series
27,438	2015-1, Class A*,e	27,436
	Cent CLO 22, Ltd.
	2.291%, 11/7/2026, Series
3,200,000	2014-22A, Class A1R*,f	3,192,500
	Delta Air Lines, Inc.
1,748,359	4.250%, 7/30/2023	1,778,955
	GMAC Mortgage Corporation Loan Trust
	1.084%, 8/25/2035, Series
1,194,489	2005-HE1, Class A2[f,g]	1,129,906
	0.772%, 12/25/2036, Series
2,152,720	2006-HE4, Class A1[f,g]	1,997,376
	IndyMac Seconds Asset-Backed Trust
	1.096%, 10/25/2036, Series
449,284	2006-2B, Class Af,g	283,712
	Magnetite XII, Ltd.
	2.256%, 4/15/2027, Series
3,200,000	2015-12A, Class AR*,f	3,197,583
	Preferred Term Securities XXIII, Ltd.
2,239,405	1.163%, 12/22/2036*,f	1,802,206
	Renaissance Home Equity Loan Trust
	5.746%, 5/25/2036, Series
1,958,030	2006-1, Class AF6[e]	1,284,799
	Shackleton, Ltd.
	2.340%, 4/15/2027, Series
3,200,000	2015-7A, Class AR*,f	3,200,000
	Vericrest Opportunity Loan Transferee
	3.500%, 6/26/2045, Series
1,648,493	2015-NPL9, Class A1[d]	1,645,132
	4.250%, 2/26/2046, Series
2,399,706	2016-NPL1, Class A1[d,e]	2,425,147

	Total	24,652,016

Basic Materials (2.6%)
	Anglo American plc
1,280,000	3.625%, 5/14/2020[d]	1,294,336
	Barrick Gold Corporation
1,879,000	4.100%, 5/1/2023	1,925,605
	CF Industries, Inc.
2,560,000	3.400%, 12/1/2021[d]	2,530,667
	Chevron Phillips Chemical Company, LLC
640,000	3.400%, 12/1/2026[d]	637,940
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,719,762
1,920,000	3.000%, 11/15/2022	1,918,681
	First Quantum Minerals, Ltd.
1,280,000	7.000%, 2/15/2021[d]	1,273,088
	Freeport-McMoRan, Inc.
2,675,000	3.875%, 3/15/2023	2,454,312
	Georgia-Pacific, LLC
3,780,000	3.163%, 11/15/2021[d]	3,821,467
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[d]	3,200,161
	International Paper Company
2,240,000	3.000%, 2/15/2027	2,109,988
1,190,000	4.800%, 6/15/2044	1,179,753
	Kinross Gold Corporation
1,920,000	5.950%, 3/15/2024	1,944,000
	LyondellBasell Industries NV
1,900,000	6.000%, 11/15/2021	2,152,854
1,270,000	5.750%, 4/15/2024	1,446,477
	Westlake Chemical Corporation
3,200,000	3.600%, 8/15/2026[d]	3,073,357
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	3,250,598
	Yara International ASA
50,000	7.875%, 6/11/2019[d]	55,881

	Total	36,988,927

Capital Goods (2.2%)
	AECOM
1,230,000	5.875%, 10/15/2024	1,313,160
	BAE Systems plc
1,970,000	4.750%, 10/11/2021[d]	2,128,226
	Bombardier, Inc.
1,280,000	7.500%, 3/15/2025[d]	1,264,666
	General Electric Capital Corporation
3,200,000	1.963%, 3/15/2023[f]	3,241,677
	General Electric Company
2,560,000	1.261%, 5/5/2026[f]	2,476,844
	Johnson Controls International plc
1,150,000	5.250%, 12/1/2041	1,235,151
	L3 Technologies, Inc.
2,560,000	4.750%, 7/15/2020	2,719,580
1,280,000	4.950%, 2/15/2021	1,366,460
800,000	3.850%, 12/15/2026	794,022
	Republic Services, Inc.
3,170,000	3.550%, 6/1/2022	3,289,687
	Roper Technologies, Inc.
1,920,000	3.125%, 11/15/2022	1,919,963
960,000	3.800%, 12/15/2026	965,977
	Textron, Inc.
2,360,000	5.600%, 12/1/2017	2,443,348
1,280,000	4.300%, 3/1/2024	1,326,258
630,000	3.875%, 3/1/2025	632,681
	United Rentals North America, Inc.
1,250,000	5.500%, 7/15/2025	1,275,000
	Waste Management, Inc.
3,140,000	4.100%, 3/1/2045	3,101,199

	Total	31,493,899

Collateralized Mortgage Obligations (0.6%)
	CitiMortgage Alternative Loan Trust
	5.750%, 4/25/2037, Series
1,493,855	2007-A4, Class 1A5	1,279,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Collateralized Mortgage Obligations (0.6%) - continued
	Countrywide Alternative Loan Trust
	6.000%, 1/25/2037, Series
$1,948,074	2006-39CB, Class 1A16	$1,860,102
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
	1.337%, 4/25/2047, Series
1,844,313	2007-OA2, Class A1[f]	1,562,189
	Wachovia Mortgage Loan Trust, LLC
	3.407%, 5/20/2036, Series
1,268,650	2006-A, Class 2A1	1,119,059
	WaMu Mortgage Pass Through Certificates
	1.046%, 10/25/2045, Series
469,281	2005-AR13, Class A1A1[f]	448,923
	Washington Mutual Mortgage Pass Through Certificates Trust
	1.317%, 2/25/2047, Series
3,260,870	2007-OA3, Class 2Af	2,430,648

	Total	8,700,821

Commercial Mortgage-Backed Securities (<0.1%)
	Bear Stearns Commercial Mortgage Securities, Inc.
777,100	5.331%, 2/11/2044	777,532

	Total	777,532

Communications Services (9.4%)
	21st Century Fox America, Inc.
1,900,000	7.625%, 11/30/2028	2,431,916
	America Movil SAB de CV
1,920,000	3.125%, 7/16/2022	1,888,602
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,542,014
2,560,000	3.125%, 1/15/2027	2,366,684
	AT&T, Inc.
2,560,000	1.928%, 6/30/2020[f]	2,573,885
3,310,000	3.800%, 3/15/2022	3,389,804
2,540,000	3.600%, 2/17/2023	2,559,022
3,190,000	4.450%, 4/1/2024	3,321,734
1,000,000	3.950%, 1/15/2025	1,000,495
1,240,000	3.400%, 5/15/2025	1,193,573
3,190,000	4.300%, 12/15/2042	2,850,335
3,200,000	4.750%, 5/15/2046	3,025,965
	CenturyLink, Inc.
2,200,000	5.800%, 3/15/2022	2,248,686
	Charter Communications Operating, LLC
4,370,000	4.464%, 7/23/2022	4,562,123
3,120,000	6.484%, 10/23/2045	3,600,745
	Columbus International, Inc.
1,910,000	7.375%, 3/30/2021[d]	2,032,507
	Comcast Corporation
3,740,000	3.375%, 8/15/2025	3,757,608
3,210,000	2.350%, 1/15/2027	2,962,060
2,700,000	6.400%, 5/15/2038	3,451,872
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[d]	2,145,752
3,317,000	3.850%, 2/1/2025[d]	3,249,071
1,920,000	3.350%, 9/15/2026[d]	1,830,751
	Crown Castle International Corporation
960,000	3.400%, 2/15/2021	973,382
4,160,000	5.250%, 1/15/2023	4,477,200
2,700,000	4.450%, 2/15/2026	2,789,672
	Frontier Communications Corporation
1,880,000	6.875%, 1/15/2025	1,593,300
	Hughes Satellite Systems Corporation
2,322,000	6.500%, 6/15/2019	2,525,175
	Level 3 Financing, Inc.
1,280,000	5.125%, 5/1/2023	1,284,800
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,512,223
940,000	3.650%, 11/1/2024	944,324
	S&P Global, Inc.
1,920,000	2.950%, 1/22/2027[d]	1,792,408
	Scripps Networks Interactive, Inc.
3,110,000	3.500%, 6/15/2022	3,139,641
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[d]	3,160,411
	SFR Group SA
1,920,000	6.000%, 5/15/2022[d]	1,970,400
	Sprint Communications, Inc.
1,290,000	7.000%, 3/1/2020[d]	1,399,650
	Sprint Corporation
1,600,000	7.125%, 6/15/2024	1,648,000
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,925,609
	Time Warner Entertainment Company, LP
3,620,000	8.375%, 3/15/2023	4,548,288
	Time Warner, Inc.
2,490,000	4.750%, 3/29/2021	2,665,348
	Verizon Communications, Inc.
3,277,000	2.625%, 2/21/2020	3,306,323
3,830,000	3.450%, 3/15/2021	3,950,810
5,300,000	3.500%, 11/1/2024	5,276,452
2,560,000	2.625%, 8/15/2026	2,353,022
3,934,000	4.272%, 1/15/2036	3,759,370
3,830,000	4.862%, 8/21/2046	3,873,359
5,457,000	4.522%, 9/15/2048	5,222,120
	Vodafone Group plc
1,910,000	2.500%, 9/26/2022	1,829,671
1,270,000	4.375%, 2/19/2043	1,121,644

	Total	134,027,806

Consumer Cyclical (4.7%)
	CVS Health Corporation
3,190,000	2.750%, 12/1/2022	3,138,915
1,870,000	4.750%, 12/1/2022	2,028,526
1,600,000	3.875%, 7/20/2025	1,648,430
3,120,000	5.125%, 7/20/2045	3,470,385
	Dana, Inc.
1,280,000	6.000%, 9/15/2023	1,336,000
	Dollar Tree, Inc.
1,230,000	5.750%, 3/1/2023	1,302,349
	Ford Motor Credit Company, LLC
1,700,000	2.597%, 11/4/2019	1,696,654
2,575,000	4.250%, 9/20/2022	2,650,126
1,850,000	3.096%, 5/4/2023	1,784,630
2,510,000	3.664%, 9/8/2024	2,446,193
3,720,000	4.134%, 8/4/2025	3,725,550
	General Motors Company
3,150,000	5.000%, 4/1/2035	3,067,149
	General Motors Financial Company, Inc.
2,540,000	4.200%, 3/1/2021	2,611,404
3,100,000	3.450%, 4/10/2022	3,062,571
3,830,000	3.700%, 5/9/2023	3,764,622

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Consumer Cyclical (4.7%) - continued
$2,510,000	4.000%, 1/15/2025	$2,445,827
	Hilton Worldwide Finance, LLC
1,270,000	5.625%, 10/15/2021	1,311,910
	Home Depot, Inc.
960,000	2.125%, 9/15/2026	884,115
3,180,000	4.250%, 4/1/2046	3,331,594
	Hyundai Capital America
2,065,000	2.875%, 8/9/2018[d]	2,088,686
3,850,000	2.450%, 6/15/2021[d]	3,758,716
	L Brands, Inc.
1,260,000	5.625%, 2/15/2022	1,345,050
	Lennar Corporation
1,880,000	4.500%, 11/15/2019	1,952,850
	Marriott International, Inc.
1,850,000	6.750%, 5/15/2018	1,971,843
	MGM Resorts International
1,240,000	6.000%, 3/15/2023	1,339,200
	Scientific Games International, Inc.
1,280,000	7.000%, 1/1/2022[d]	1,372,800
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,190,000
960,000	4.375%, 4/15/2023	957,600
	Visa, Inc.
2,860,000	3.150%, 12/14/2025	2,868,583
	ZF North America Capital, Inc.
1,230,000	4.500%, 4/29/2022[d]	1,268,437

	Total	66,820,715

Consumer Non-Cyclical (10.8%)
	Abbott Laboratories
3,840,000	3.750%, 11/30/2026	3,811,384
1,440,000	4.750%, 11/30/2036	1,461,637
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,237,187
	Actavis Funding SCS
2,480,000	3.450%, 3/15/2022	2,514,752
2,555,000	3.850%, 6/15/2024	2,574,847
	Altria Group, Inc.
1,600,000	2.625%, 9/16/2026	1,512,835
	Anheuser-Busch InBev Finance, Inc.
2,570,000	3.300%, 2/1/2023	2,612,891
4,470,000	3.650%, 2/1/2026	4,530,922
3,210,000	4.700%, 2/1/2036	3,375,392
3,200,000	4.900%, 2/1/2046	3,435,946
	Anheuser-Busch InBev Worldwide, Inc.
4,320,000	3.750%, 1/15/2022	4,504,702
	Baxter International, Inc.
1,920,000	2.600%, 8/15/2026	1,769,791
	Bayer U.S. Finance, LLC
3,200,000	3.375%, 10/8/2024[d]	3,180,035
	Becton Dickinson and Company
3,120,000	3.125%, 11/8/2021	3,195,651
	Biogen, Inc.
3,740,000	3.625%, 9/15/2022	3,834,772
	Boston Scientific Corporation
4,360,000	3.375%, 5/15/2022	4,427,004
	BRF GmbH
2,560,000	4.350%, 9/29/2026[d]	2,361,600
	BRF SA
1,910,000	4.750%, 5/22/2024[d]	1,855,565
	Bunge Limited Finance Corporation
2,530,000	8.500%, 6/15/2019	2,897,343
1,920,000	3.500%, 11/24/2020	1,952,713
	Celgene Corporation
1,770,000	3.950%, 10/15/2020	1,849,034
1,910,000	3.250%, 8/15/2022	1,924,915
	Constellation Brands, Inc.
2,560,000	4.250%, 5/1/2023	2,654,438
	Diageo Capital plc
3,120,000	2.625%, 4/29/2023	3,081,193
	Express Scripts Holding Company
1,920,000	4.750%, 11/15/2021	2,060,302
3,810,000	4.500%, 2/25/2026	3,917,065
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[d]	2,754,541
	H. J. Heinz Company
3,120,000	3.500%, 7/15/2022	3,163,833
1,860,000	5.200%, 7/15/2045	1,943,456
	HCA, Inc.
2,560,000	4.750%, 5/1/2023	2,620,800
	Imperial Tobacco Finance plc
2,190,000	3.750%, 7/21/2022[d]	2,245,858
	JBS USA, LLC
1,910,000	7.250%, 6/1/2021[d]	1,981,625
	Kraft Foods Group, Inc.
4,390,000	3.500%, 6/6/2022	4,461,877
	Kraft Heinz Foods Company
1,280,000	3.000%, 6/1/2026	1,199,942
	Kroger Company
3,200,000	2.650%, 10/15/2026	2,968,384
	Laboratory Corporation of America Holdings
1,250,000	3.200%, 2/1/2022	1,259,129
1,250,000	4.700%, 2/1/2045	1,232,318
	Mylan NV
1,925,000	3.950%, 6/15/2026[d]	1,798,966
1,920,000	5.250%, 6/15/2046[d]	1,767,660
	Mylan, Inc.
1,920,000	3.125%, 1/15/2023[d]	1,811,103
	Newell Rubbermaid, Inc.
2,700,000	3.850%, 4/1/2023	2,797,824
	PepsiCo, Inc.
2,560,000	3.450%, 10/6/2046	2,326,950
	Pernod Ricard SA
3,130,000	5.750%, 4/7/2021[d]	3,474,053
1,910,000	4.450%, 1/15/2022[d]	2,024,508
	Perrigo Finance Unlimited Company
2,540,000	3.500%, 3/15/2021	2,564,399
3,350,000	4.375%, 3/15/2026	3,348,827
	Reynolds American, Inc.
3,120,000	4.000%, 6/12/2022	3,259,873
1,560,000	5.850%, 8/15/2045	1,843,830
	Shire Acquisitions Investments Ireland Designated Activity Company
3,200,000	2.875%, 9/23/2023	3,037,910
1,280,000	3.200%, 9/23/2026	1,194,469
	Teva Pharmaceutical Finance Netherlands III BV
3,040,000	2.800%, 7/21/2023	2,874,375
2,560,000	3.150%, 10/1/2026	2,356,588
	Thermo Fisher Scientific, Inc.
3,830,000	3.000%, 4/15/2023	3,760,279
	Valeant Pharmaceuticals International
2,560,000	6.375%, 10/15/2020[d]	2,199,194
	Watson Pharmaceuticals, Inc.
3,180,000	3.250%, 10/1/2022	3,163,499
	Whirlpool Corporation
3,245,000	3.700%, 3/1/2023	3,310,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Consumer Non-Cyclical (10.8%) - continued
	Zoetis, Inc.
$3,190,000	3.250%, 2/1/2023	$3,179,684
1,280,000	4.700%, 2/1/2043	1,243,634

	Total	154,704,152

Energy (9.3%)
	Anadarko Petroleum Corporation
1,270,000	5.550%, 3/15/2026[h]	1,419,607
	Antero Resources Corporation
1,880,000	5.625%, 6/1/2023	1,924,650
	BP Capital Markets plc
1,910,000	2.750%, 5/10/2023	1,873,162
2,490,000	3.814%, 2/10/2024	2,583,841
1,590,000	3.119%, 5/4/2026	1,550,632
2,560,000	3.017%, 1/16/2027	2,469,192
	Buckeye Partners, LP
640,000	3.950%, 12/1/2026	623,445
1,900,000	5.850%, 11/15/2043	1,955,651
	Canadian Natural Resources, Ltd.
3,110,000	3.450%, 11/15/2021	3,176,255
1,600,000	6.250%, 3/15/2038	1,817,486
	Concho Resources, Inc.
1,930,000	6.500%, 1/15/2022	1,996,971
	Continental Resources, Inc.
2,550,000	3.800%, 6/1/2024	2,352,375
	Ecopetrol SA
2,560,000	5.875%, 9/18/2023	2,709,760
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,095,749
2,530,000	4.300%, 5/1/2024	2,585,837
1,280,000	4.700%, 11/1/2042	1,190,431
	Enbridge Energy Partners, LP
2,550,000	5.200%, 3/15/2020	2,713,850
1,660,000	4.375%, 10/15/2020	1,731,732
	Enbridge, Inc.
1,920,000	6.000%, 1/15/2077	1,915,200
960,000	4.250%, 12/1/2026	981,520
1,920,000	5.500%, 12/1/2046	2,059,788
	Encana Corporation
2,550,000	3.900%, 11/15/2021	2,568,309
	Energy Transfer Partners, LP
1,485,000	4.650%, 6/1/2021	1,540,520
	EnLink Midstream Partners, LP
1,280,000	4.150%, 6/1/2025	1,240,863
960,000	4.850%, 7/15/2026	967,073
	Enterprise Products Operating, LLC
2,490,000	3.700%, 2/15/2026	2,495,607
1,690,000	7.034%, 1/15/2068	1,725,211
	EQT Midstream Partners, LP
3,030,000	4.000%, 8/1/2024	2,984,771
	Exxon Mobil Corporation
3,180,000	2.726%, 3/1/2023	3,187,619
	Hornbeck Offshore Services, Inc.
1,560,000	5.000%, 3/1/2021	1,045,200
	Magellan Midstream Partners, LP
1,280,000	5.000%, 3/1/2026	1,401,750
2,500,000	4.200%, 3/15/2045	2,253,423
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,468,087
	Marathon Petroleum Corporation
1,920,000	6.500%, 3/1/2041	2,050,439
1,280,000	4.750%, 9/15/2044	1,132,687
	MPLX, LP
4,470,000	4.875%, 6/1/2025	4,590,194
	Nabors Industries, Inc.
640,000	5.500%, 1/15/2023[d]	666,400
	NiSource Finance Corporation
1,250,000	6.800%, 1/15/2019	1,363,971
	Occidental Petroleum Corporation
2,560,000	3.000%, 2/15/2027	2,473,091
	ONEOK Partners, LP
1,920,000	3.375%, 10/1/2022	1,925,964
	Petrobras Global Finance BV
3,210,000	8.375%, 5/23/2021	3,458,775
	Petroleos Mexicanos
960,000	5.375%, 3/13/2022[d]	983,021
3,200,000	4.625%, 9/21/2023[d]	3,112,960
	Phillips 66 Partners, LP
1,600,000	3.550%, 10/1/2026	1,546,138
	Pioneer Natural Resources Company
3,150,000	3.950%, 7/15/2022	3,264,899
	Plains All American Pipeline, LP
3,210,000	2.850%, 1/31/2023	3,031,502
905,000	4.650%, 10/15/2025	933,788
	Regency Energy Partners, LP
3,190,000	5.000%, 10/1/2022	3,376,972
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	2,048,475
	Schlumberger Holdings Corporation
3,200,000	3.625%, 12/21/2022[d]	3,313,078
	Spectra Energy Partners, LP
3,190,000	3.375%, 10/15/2026	3,046,581
	Suncor Energy, Inc.
1,920,000	3.600%, 12/1/2024	1,965,097
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	3,122,934
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019	1,988,100
	TransCanada Trust
1,600,000	5.875%, 8/15/2076	1,664,000
	Transcontinental Gas Pipe Line Company, LLC
1,925,000	7.850%, 2/1/2026[d]	2,424,405
	Valero Energy Corporation
3,200,000	3.400%, 9/15/2026	3,061,088
	Williams Partners, LP
1,930,000	4.500%, 11/15/2023	1,980,485
1,600,000	3.900%, 1/15/2025	1,567,259
	Woodside Finance, Ltd.
3,130,000	3.650%, 3/5/2025[d]	3,053,750
	WPX Energy, Inc.
1,280,000	6.000%, 1/15/2022	1,312,000

	Total	132,063,620

Financials (27.2%)
	Aegon NV
2,600,000	1.677%, 4/15/2017[f,i]	1,861,751
	AerCap Ireland Capital, Ltd.
960,000	3.950%, 2/1/2022	968,400
	Aetna, Inc.
3,200,000	3.200%, 6/15/2026	3,160,992
2,560,000	4.375%, 6/15/2046	2,565,407
	Aflac, Inc.
2,560,000	4.000%, 10/15/2046	2,434,429
	Air Lease Corporation
1,260,000	2.125%, 1/15/2018	1,262,152
2,510,000	3.750%, 2/1/2022	2,582,948
1,260,000	4.250%, 9/15/2024	1,278,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Financials (27.2%) - continued
	Allstate Corporation
$2,880,000	4.200%, 12/15/2046	$2,932,972
	Ally Financial, Inc.
1,860,000	4.125%, 3/30/2020	1,897,200
	American Express Company
1,880,000	4.900%, 3/15/2020[i]	1,783,650
	American International Group, Inc.
1,870,000	3.750%, 7/10/2025	1,879,645
3,130,000	4.500%, 7/16/2044	3,080,443
	Aon plc
1,910,000	3.875%, 12/15/2025	1,944,223
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,305,765
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,117,861
	Assured Guaranty US Holdings, Inc.
3,200,000	5.000%, 7/1/2024[h]	3,375,725
	Australia and New Zealand Banking Group, Ltd.
1,280,000	6.750%, 6/15/2026[d,i]	1,351,308
	AXA SA
2,580,000	8.600%, 12/15/2030	3,547,500
	Axis Specialty Finance, LLC
920,000	5.875%, 6/1/2020	1,007,765
	Banco de Brasil SA
1,371,000	9.000%, 6/18/2024[d,i]	1,288,740
	Bank of America Corporation
3,840,000	2.066%, 3/22/2018[f]	3,865,847
3,380,000	7.625%, 6/1/2019	3,796,649
2,870,000	2.625%, 4/19/2021	2,847,849
1,000,000	4.100%, 7/24/2023	1,043,506
3,830,000	4.125%, 1/22/2024	3,975,896
2,830,000	4.200%, 8/26/2024	2,879,514
2,860,000	6.500%, 10/23/2024[i]	2,988,700
2,750,000	3.950%, 4/21/2025	2,734,094
1,270,000	3.875%, 8/1/2025	1,289,665
1,270,000	6.300%, 3/10/2026[i]	1,327,150
1,950,000	5.875%, 2/7/2042	2,352,720
3,110,000	4.750%, 4/21/2045	3,147,494
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[d]	2,369,794
	Berkshire Hathaway, Inc.
2,860,000	2.750%, 3/15/2023	2,846,321
	Boston Properties, LP
3,200,000	2.750%, 10/1/2026	2,921,370
	BPCE SA
1,265,000	5.700%, 10/22/2023[d]	1,329,873
2,190,000	5.150%, 7/21/2024[d]	2,223,844
	Camden Property Trust
3,140,000	3.500%, 9/15/2024	3,091,531
	Capital One Financial Corporation
3,190,000	4.200%, 10/29/2025	3,196,358
	Centene Escrow Corporation
1,270,000	5.625%, 2/15/2021	1,335,278
	Citigroup, Inc.
3,200,000	2.021%, 12/8/2021[f]	3,212,304
2,560,000	2.361%, 9/1/2023[f]	2,610,900
4,370,000	4.400%, 6/10/2025	4,465,008
3,305,000	5.500%, 9/13/2025	3,627,611
1,910,000	3.700%, 1/12/2026	1,897,530
2,490,000	4.450%, 9/29/2027	2,531,516
	Citizens Bank NA
2,560,000	2.550%, 5/13/2021	2,542,057
	Citizens Financial Group, Inc.
1,280,000	2.375%, 7/28/2021	1,254,071
	CNA Financial Corporation
1,995,000	7.350%, 11/15/2019	2,261,520
1,870,000	7.250%, 11/15/2023	2,208,354
	Compass Bank
1,575,000	2.750%, 9/29/2019	1,565,698
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,290,000	11.000%, 6/30/2019[d,i]	1,516,137
	CoreStates Capital III
2,440,000	1.476%, 2/15/2027[d,f]	2,189,900
	Credit Agricole SA
2,570,000	8.125%, 12/23/2025[d,i]	2,704,822
	Credit Suisse Group Funding, Ltd.
3,190,000	3.125%, 12/10/2020	3,177,530
4,400,000	3.750%, 3/26/2025	4,327,585
	DDR Corporation
1,290,000	7.875%, 9/1/2020	1,501,194
2,010,000	3.625%, 2/1/2025	1,941,939
	Discover Bank of Greenwood Delaware
1,635,000	4.200%, 8/8/2023	1,701,607
1,600,000	4.250%, 3/13/2026	1,627,707
1,280,000	3.450%, 7/27/2026	1,234,168
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,345,651
	Essex Portfolio, LP
2,940,000	3.500%, 4/1/2025	2,891,872
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[d,h]	2,046,744
	Five Corners Funding Trust
1,910,000	4.419%, 11/15/2023[d]	2,016,991
	GE Capital International Funding Company
2,527,000	4.418%, 11/15/2035	2,643,828
	Goldman Sachs Group, Inc.
2,900,000	5.375%, 3/15/2020	3,144,473
3,275,000	5.250%, 7/27/2021	3,586,236
3,200,000	2.350%, 11/15/2021	3,105,965
2,190,000	4.000%, 3/3/2024	2,269,372
4,450,000	3.850%, 7/8/2024	4,537,296
2,490,000	4.250%, 10/21/2025	2,526,075
1,920,000	5.300%, 11/10/2026[i]	1,840,800
2,560,000	3.500%, 11/16/2026	2,507,515
3,760,000	5.150%, 5/22/2045	3,946,804
	Hartford Financial Services Group, Inc.
3,230,000	5.125%, 4/15/2022	3,579,095
	HCP, Inc.
2,200,000	4.250%, 11/15/2023	2,256,791
	Host Hotels & Resorts, LP
1,240,000	4.000%, 6/15/2025	1,219,721
	HSBC Finance Corporation
3,210,000	6.676%, 1/15/2021	3,605,421
	HSBC Holdings plc
1,280,000	6.875%, 6/1/2021[h,i]	1,350,400
1,920,000	3.600%, 5/25/2023	1,929,030
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,224,513
	Icahn Enterprises, LP
1,360,000	6.000%, 8/1/2020	1,388,900
	ILFC E-Capital Trust II
2,230,000	4.920%, 12/21/2065[d,f]	1,962,400
	ING Bank NV
3,165,000	5.800%, 9/25/2023[d]	3,474,110

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Financials (27.2%) - continued
	J.P. Morgan Chase & Company
$1,910,000	7.900%, 4/30/2018[i]	$1,977,805
1,280,000	2.295%, 8/15/2021	1,255,121
2,560,000	6.000%, 8/1/2023[i]	2,569,600
3,190,000	2.112%, 10/24/2023[f]	3,253,701
1,270,000	6.750%, 2/1/2024[h,i]	1,368,425
2,830,000	3.875%, 9/10/2024	2,860,049
1,270,000	3.900%, 7/15/2025	1,304,234
3,150,000	5.500%, 10/15/2040	3,714,329
	KeyCorp
320,000	5.000%, 9/15/2026[i]	295,200
	Kilroy Realty, LP
2,550,000	4.250%, 8/15/2029	2,493,359
	Liberty Mutual Group, Inc.
3,535,000	4.950%, 5/1/2022[d]	3,853,210
3,190,000	4.850%, 8/1/2044[d]	3,150,696
	Liberty Property, LP
1,875,000	4.750%, 10/1/2020	1,993,069
1,910,000	4.400%, 2/15/2024	2,009,047
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,321,652
1,280,000	3.625%, 12/12/2026	1,275,091
	Lloyds Bank plc
1,910,000	4.650%, 3/24/2026	1,931,994
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[d]	843,850
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[d]	3,060,000
	Mitsubishi UFJ Financial Group, Inc.
1,280,000	2.190%, 9/13/2021	1,243,575
	Mizuho Bank, Ltd.
2,400,000	3.600%, 9/25/2024[d]	2,448,655
	Morgan Stanley
3,400,000	5.500%, 1/26/2020	3,683,818
2,550,000	2.500%, 4/21/2021	2,520,096
2,560,000	2.625%, 11/17/2021	2,526,730
3,205,000	4.875%, 11/1/2022	3,431,193
3,190,000	2.282%, 10/24/2023[f]	3,225,444
1,870,000	4.000%, 7/23/2025	1,914,257
2,550,000	5.000%, 11/24/2025	2,720,554
1,280,000	3.125%, 7/27/2026	1,221,062
2,510,000	4.350%, 9/8/2026	2,557,522
1,570,000	4.300%, 1/27/2045	1,561,473
	National Retail Properties, Inc.
3,200,000	3.900%, 6/15/2024	3,266,115
	Nationwide Building Society
2,490,000	3.900%, 7/21/2025[d]	2,558,896
1,920,000	4.000%, 9/14/2026[d]	1,826,661
	Nordea Bank AB
1,890,000	5.500%, 9/23/2019[d,i]	1,878,471
	Omega Healthcare Investors, Inc.
2,960,000	5.875%, 3/15/2024	3,053,447
1,870,000	5.250%, 1/15/2026	1,918,723
	Peachtree Corners Funding Trust
2,800,000	3.976%, 2/15/2025[d]	2,728,580
	Prologis, LP
2,510,000	4.250%, 8/15/2023	2,661,792
	Prudential Financial, Inc.
1,915,000	3.500%, 5/15/2024	1,952,318
1,425,000	6.200%, 11/15/2040	1,738,470
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,906,340
	Regions Bank
377,000	7.500%, 5/15/2018	403,833
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	2,140,189
	Royal Bank of Scotland Group plc
2,490,000	7.500%, 8/10/2020[h,i]	2,359,275
1,920,000	8.625%, 8/15/2021[i]	1,958,400
2,560,000	3.875%, 9/12/2023	2,455,516
	Santander Holdings USA, Inc.
3,210,000	2.700%, 5/24/2019	3,206,244
2,500,000	4.500%, 7/17/2025	2,481,185
	Santander UK Group Holdings plc
2,500,000	4.750%, 9/15/2025[d]	2,447,502
	Santander UK plc
1,700,000	3.125%, 1/8/2021	1,696,029
	Simon Property Group, LP
1,920,000	3.250%, 11/30/2026	1,881,314
	State Street Capital Trust IV
1,920,000	1.963%, 6/15/2037[f]	1,696,800
	Sumitomo Mitsui Financial Group, Inc.
2,560,000	3.010%, 10/19/2026	2,446,070
	SunTrust Banks, Inc.
1,910,000	2.900%, 3/3/2021	1,935,392
	Synchrony Financial
2,510,000	2.700%, 2/3/2020	2,501,187
2,690,000	4.250%, 8/15/2024	2,735,141
2,560,000	3.700%, 8/4/2026	2,457,283
	Toronto-Dominion Bank
2,560,000	3.625%, 9/15/2031	2,515,277
	Travelers Companies, Inc.
1,920,000	3.750%, 5/15/2046	1,807,828
	UBS Group Funding Jersey, Ltd.
1,600,000	2.650%, 2/1/2022[d]	1,553,469
2,490,000	4.125%, 9/24/2025[d]	2,534,601
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,635,073
	UnitedHealth Group, Inc.
2,480,000	3.350%, 7/15/2022	2,552,409
1,240,000	4.750%, 7/15/2045	1,363,266
	USB Realty Corporation
1,900,000	2.027%, 1/15/2022[d,f,i]	1,672,000
	Voya Financial, Inc.
640,000	3.650%, 6/15/2026	624,874
	Wells Fargo & Company
3,160,000	5.875%, 6/15/2025[i]	3,317,684
2,560,000	3.000%, 4/22/2026	2,439,388
1,910,000	4.100%, 6/3/2026	1,932,450
3,190,000	3.000%, 10/23/2026	3,032,972
	Welltower, Inc.
1,280,000	6.125%, 4/15/2020	1,419,922
3,150,000	4.950%, 1/15/2021	3,394,645
1,550,000	4.000%, 6/1/2025	1,582,083
	Westpac Banking Corporation
3,180,000	2.850%, 5/13/2026	3,045,794
	XLIT, Ltd.
1,870,000	4.450%, 3/31/2025	1,851,925
1,840,000	5.250%, 12/15/2043	1,898,002

	Total	388,739,441

Foreign Government (0.7%)
	Argentina Government International Bond
1,590,000	6.875%, 4/22/2021[d]	1,693,350
	Brazil Government International Bond
1,600,000	6.000%, 4/7/2026[h]	1,656,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Foreign Government (0.7%) - continued
	Mexico Government International Bond
$1,880,000	4.000%, 10/2/2023	$1,884,324
2,100,000	3.600%, 1/30/2025	2,024,400
2,880,000	4.125%, 1/21/2026	2,856,960

	Total	10,115,034

Mortgage-Backed Securities (5.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,172,500	3.000%, 1/1/2032[c]	4,279,733
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,802,500	4.000%, 1/1/2047[c]	7,141,265
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,500,000	2.500%, 1/1/2032[c]	9,510,450
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
17,200,000	3.000%, 1/1/2047[c]	17,074,440
25,150,000	3.500%, 1/1/2047[c]	25,761,145
11,777,500	4.000%, 1/1/2047[c]	12,375,797
2,025,000	4.500%, 1/1/2047[c]	2,177,280

	Total	78,320,110

Technology (2.9%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,445,986
2,550,000	2.450%, 8/4/2026	2,389,615
	Diamond 1 Finance Corporation
2,560,000	4.420%, 6/15/2021[d]	2,646,710
1,920,000	6.020%, 6/15/2026[d]	2,077,229
	Equinix, Inc.
1,890,000	5.375%, 1/1/2022	1,984,500
	Fidelity National Information Services, Inc.
3,190,000	3.875%, 6/5/2024	3,250,658
1,920,000	3.000%, 8/15/2026	1,802,857
	First Data Corporation
1,250,000	5.375%, 8/15/2023[d]	1,296,875
	Hewlett Packard Enterprise Company
2,490,000	2.850%, 10/5/2018	2,513,610
2,500,000	3.600%, 10/15/2020	2,541,413
	Intel Corporation
2,870,000	4.100%, 5/19/2046	2,838,708
	Microsoft Corporation
2,560,000	3.450%, 8/8/2036	2,428,710
	Oracle Corporation
3,850,000	2.650%, 7/15/2026	3,648,918
3,200,000	4.000%, 7/15/2046	3,054,362
	Qualcomm, Inc.
2,490,000	3.450%, 5/20/2025	2,530,373
	Sensata Technologies BV
1,890,000	4.875%, 10/15/2023[d]	1,932,525

	Total	41,383,049

Transportation (2.1%)
	American Airlines Pass Through Trust
2,177,251	4.000%, 7/15/2025	2,242,568
	British Airways plc
3,983,708	4.625%, 6/20/2024[d]	4,237,670
	Burlington Northern Santa Fe, LLC
2,500,000	4.700%, 9/1/2045	2,730,820
	Continental Airlines, Inc.
755,574	7.250%, 11/10/2019	844,353
1,198,788	4.000%, 10/29/2024	1,225,761
	Delta Air Lines, Inc.
1,161,603	4.950%, 5/23/2019	1,217,361
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[d]	3,756,715
2,000,000	3.800%, 11/1/2025[d]	2,011,334
2,560,000	3.300%, 12/1/2026[d]	2,452,628
	Penske Truck Leasing Company, LP
2,510,000	3.375%, 2/1/2022[d]	2,528,800
	United Airlines Pass Through Trust
1,498,293	3.750%, 9/3/2026	1,505,785
	US Airways Pass Through Trust
2,685,023	3.950%, 11/15/2025	2,752,417
	Virgin Australia Holdings, Ltd.
1,728,237	5.000%, 10/23/2023[d]	1,806,008

	Total	29,312,220

U.S. Government and Agencies (5.0%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,213,840
4,500,000	4.375%, 5/15/2041	5,557,523
5,307,000	3.125%, 2/15/2042	5,374,245
7,550,000	2.500%, 2/15/2045	6,709,255
7,940,000	3.000%, 11/15/2045	7,813,111
	U.S. Treasury Bonds, TIPS
1,642,320	0.750%, 2/15/2045	1,544,798
1,958,611	1.000%, 2/15/2046	1,966,237
	U.S. Treasury Notes
1,000,000	2.875%, 3/31/2018	1,023,391
7,000,000	1.375%, 10/31/2020	6,908,797
5,730,000	1.125%, 2/28/2021	5,570,523
3,090,000	2.000%, 7/31/2022	3,075,304
1,960,000	1.875%, 8/31/2022	1,935,051
7,000,000	1.875%, 10/31/2022	6,899,284
7,130,000	2.125%, 12/31/2022	7,118,014
4,840,000	1.625%, 5/31/2023	4,670,116
	U.S. Treasury Notes, TIPS
2,581,453	0.125%, 7/15/2026	2,495,971

	Total	71,875,460

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
2,550,000	5.250%, 11/15/2022, Series A, AMT	2,880,531

	Total	2,880,531

Utilities (6.3%)
	Access Midstream Partners, LP
1,270,000	4.875%, 5/15/2023	1,292,823
	AEP Transmission Company, LLC
2,560,000	3.100%, 12/1/2026[d]	2,517,414
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,578,392
	Arizona Public Service Company
2,880,000	8.750%, 3/1/2019	3,272,740
	Baltimore Gas and Electric Company
2,560,000	2.400%, 8/15/2026	2,386,534
	Calpine Corporation
1,920,000	5.375%, 1/15/2023	1,876,800
	Cleveland Electric Illuminating Company
923,000	5.700%, 4/1/2017	931,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (91.2%)	Value
Utilities (6.3%) - continued
	Consolidated Edison Company of New York, Inc.
$1,280,000	2.900%, 12/1/2026	$1,255,900
	DCP Midstream Operating, LP
2,550,000	5.600%, 4/1/2044	2,326,875
	Duke Energy Corporation
3,840,000	2.650%, 9/1/2026	3,578,492
	Dynegy, Inc.
1,250,000	7.375%, 11/1/2022	1,193,750
	Electricite de France SA
3,200,000	5.250%, 1/19/2023[d,i]	3,008,000
	Emera U.S. Finance, LP
3,210,000	3.550%, 6/15/2026[d]	3,150,952
	Energy Transfer Equity, LP
1,870,000	5.500%, 6/1/2027	1,823,250
	Enterprise Products Operating, LLC
1,930,000	6.650%, 4/15/2018	2,046,254
	Exelon Corporation
3,120,000	3.950%, 6/15/2025	3,203,391
1,910,000	3.400%, 4/15/2026	1,871,355
	Exelon Generation Company, LLC
2,560,000	4.250%, 6/15/2022	2,647,122
	FirstEnergy Transmission, LLC
3,830,000	4.350%, 1/15/2025[d]	3,957,987
	Fortis, Inc.
2,560,000	3.055%, 10/4/2026[d]	2,390,684
	Great River Energy
6,485	5.829%, 7/1/2017*	6,583
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,206,299
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023	4,648,417
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,673,110
	NiSource Finance Corporation
3,200,000	5.450%, 9/15/2020	3,491,846
	Ohio Power Company
2,400,000	6.050%, 5/1/2018	2,528,357
	Oncor Electric Delivery Company, LLC
2,490,000	3.750%, 4/1/2045	2,382,258
	Pacific Gas and Electric Company
1,270,000	2.950%, 3/1/2026	1,242,430
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,959,770
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,274,138
3,190,000	3.950%, 3/15/2024	3,297,704
1,920,000	3.100%, 5/15/2026	1,834,134
	Southern Company
1,920,000	5.500%, 3/15/2057	1,939,317
2,560,000	3.250%, 7/1/2026	2,487,800
	Xcel Energy, Inc.
2,490,000	3.300%, 6/1/2025	2,487,410

	Total	89,769,659

	Total Long-Term Fixed Income (cost $1,294,800,201)	1,302,624,992

Shares	Preferred Stock (1.4%)
Consumer Staples (0.2%)
76,576	CHS, Inc., 7.100%[i]	2,030,030

	Total	2,030,030

Financials (1.2%)
102,122	Citigroup, Inc., 7.257%[f]	2,636,790
22,500	Cobank ACB, 6.250%[i]	2,281,642
31,925	Countrywide Capital V, 7.000%	812,810
90,500	Discover Financial Services 6.500%[i]	2,324,040
78,590	GMAC Capital Trust I, 6.602%[f]	1,996,186
95,940	Goldman Sachs Group, Inc., 5.500%[i]	2,434,957
88,200	Morgan Stanley, 7.125%[i]	2,481,066
101,500	Wells Fargo & Company, 5.850%[i]	2,561,860

	Total	17,529,351

	Total Preferred Stock (cost $19,317,283)	19,559,381

	Common Stock (<0.1%)
Energy (<0.1%)
4,825	Arch Coal, Inc.[h,j]	376,591
1,346	Vantage Drilling International[j]	135,946

	Total	512,537

	Total Common Stock (cost $435,960)	512,537

	Collateral Held for Securities Loaned (0.6%)
7,919,140	Thrivent Cash Management Trust	7,919,140

	Total Collateral Held for Securities Loaned (cost $7,919,140)	7,919,140

Shares or Principal Amount	Short-Term Investments (9.2%)[k]
	Federal Home Loan Bank Discount Notes
700,000	0.310%, 1/3/2017	700,000
10,650,000	0.383%, 1/6/2017	10,649,659
850,000	0.390%, 1/11/2017	849,929
6,600,000	0.365%, 1/13/2017	6,599,300
6,700,000	0.310%, 1/17/2017	6,699,008
1,200,000	0.450%, 1/20/2017	1,199,785
2,200,000	0.437%, 1/25/2017	2,199,490
6,100,000	0.433%, 1/27/2017	6,098,457
8,400,000	0.430%, 2/1/2017[l]	8,396,615
3,600,000	0.460%, 2/8/2017	3,598,200
2,000,000	0.490%, 2/10/2017[l]	1,998,944
1,400,000	0.515%, 2/16/2017	1,399,145
4,000,000	0.530%, 2/22/2017	3,997,224
	Thrivent Core Short-Term Reserve Fund
7,527,561	0.910%	75,275,609
	U.S. Treasury Bills
900,000	0.495%, 2/9/2017[m]	899,586

	Total Short-Term Investments (cost $130,559,967)	130,560,951

	Total Investments (cost $1,493,870,018) 105.3%	$1,502,471,737

	Other Assets and Liabilities, Net (5.3%)	(75,062,474)

	Total Net Assets 100.0%	$1,427,409,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2016

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $189,611,378 or 13.3% of total net assets.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
g	All or a portion of the security is insured or guaranteed.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At December 31, 2016, $649,701 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Portfolio as of December 31, 2016 was $11,426,308 or 0.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
CAM Mortgage, LLC, 7/15/2064	6/24/2015	$27,438
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,200,000
Great River Energy, 7/1/2017	4/13/2009	6,485
Magnetite XII, Ltd., 4/15/2027	11/17/2016	3,200,000
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	2,239,405
Shackleton, Ltd., 4/15/2027	12/16/2016	3,200,000

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$7,275,055
Common Stock	374,640

Total lending	$7,649,695
Gross amount payable upon return of collateral for securities loaned	$7,919,140

Net amounts due to counterparty	$269,445

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Rev.	-	Revenue
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (1.7%)[a]	Value
Basic Materials (<0.1%)
	Arch Coal, Inc., Term Loan
$116,142	10.000%, 10/5/2021	$117,643
	Fortescue Metals Group, Ltd., Term Loan
211,687	3.750%, 6/30/2019	212,110

	Total	329,753

Capital Goods (0.3%)
	Accudyne Industries, LLC, Term Loan
620,291	4.000%, 12/13/2019	585,511
	Advanced Disposal Services, Inc., Term Loan
925,087	3.500%, 11/10/2023	932,608
	Berry Plastics Group, Inc., Term Loan
928,812	3.500%, 2/8/2020	935,147

	Total	2,453,266

Communications Services (0.6%)
	Grande Communications Networks, LLC, Term Loan
931,260	4.500%, 5/29/2020	936,848
	Integra Telecom Holdings, Inc., Term Loan
1,170,466	5.250%, 8/14/2020	1,172,514
	LTS Buyer, LLC, Term Loan
665,850	4.248%, 4/13/2020	668,973
	NEP/NCP Holdco, Inc., Term Loan
929,138	4.250%, 1/22/2020	931,461
	TNS, Inc., Term Loan
626,005	5.000%, 2/14/2020	631,288
	Univision Communications, Inc., Term Loan
1,169,297	4.000%, 3/1/2020	1,175,144

	Total	5,516,228

Consumer Cyclical (0.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
613,955	3.510%, 8/13/2021	617,572
	Cengage Learning Acquisitions, Term Loan
457,700	5.250%, 6/7/2023	444,614
	Ceridian HCM Holding, Inc., Term Loan
648,132	4.500%, 9/15/2020	642,999
	Mohegan Tribal Gaming Authority, Term Loan
274,313	5.500%, 10/13/2023	276,200
	Scientific Games International, Inc., Term Loan
1,202,800	6.000%, 10/18/2020	1,218,087
	Seminole Hard Rock Entertainment, Inc., Term Loan
468,025	3.520%, 5/14/2020	470,365

	Total	3,669,837

Consumer Non-Cyclical (0.1%)
	JBS USA, LLC, Term Loan
606,525	3.750%, 5/25/2018	607,028

	Total	607,028

Energy (0.1%)
	Pacific Drilling SA, Term Loan
1,172,475	4.500%, 6/3/2018	411,539

	Total	411,539

Financials (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
300,972	7.000%, 5/22/2018	301,066
52,250	7.000%, 12/31/2019	52,446
	WaveDivision Holdings, LLC, Term Loan
926,434	4.000%, 10/15/2019	931,297

	Total	1,284,809

Technology (0.1%)
	First Data Corporation, Term Loan
503,922	3.756%, 3/24/2021	509,591

	Total	509,591

Utilities (<0.1%)
	Intergen NV, Term Loan
252,243	5.500%, 6/12/2020	244,255

	Total	244,255

	Total Bank Loans (cost $15,753,174)	15,026,306

Principal Amount	Long-Term Fixed Income (94.9%)
Asset-Backed Securities (26.6%)
	Alm Loan Funding CLO
	2.310%, 10/17/2026, Series
3,760,000	2014-11A, Class A1*,b	3,766,565
	American Homes 4 Rent
2,997,675	1.736%, 6/17/2031[b,c]	2,987,043
	Americredit Automobile Receivables Trust
	1.340%, 4/8/2020, Series
5,000,000	2016-4, Class A2A	4,997,425
	Apidos CLO XVIII
	2.294%, 7/22/2026, Series
3,775,000	2014-18A, Class A1*,b	3,780,821
	BA Credit Card Trust
	1.084%, 6/15/2021, Series
4,800,000	2014-A1, Class Ab	4,812,070
	Babson CLO, Ltd.
	2.270%, 10/17/2026, Series
3,760,000	2014-IIA, Class A*,b	3,766,012
	Barclays Dryrock Issuance Trust
	1.520%, 5/16/2022, Series
2,250,000	2016-1, Class A	2,228,164
	Bayview Opportunity Master Fund Trust
	3.598%, 9/29/2031, Series
1,458,491	2016-RN3, Class A1[c,d]	1,452,948
	3.228%, 7/28/2034, Series
1,880,768	2014-18NP, Class A*,d	1,883,464
	Betony CLO, Ltd.
	2.256%, 4/15/2027, Series
3,425,000	2015-1A, Class AR*,b	3,406,158
	Birchwood Park CLO, Ltd.
	2.320%, 7/15/2026, Series
3,760,000	2014-1A, Class A*,b	3,766,907
	BlueMountain CLO, Ltd.
	2.360%, 10/15/2026, Series
3,760,000	2014-3A, Class A1*,b	3,766,024
	Brazos Higher Education Authority, Inc.
	1.725%, 2/25/2030, Series
2,259,931	2011-1, Class A2[b]	2,259,890

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Asset-Backed Securities (26.6%) - continued
	Capital One Multi-Asset Execution Trust
	1.260%, 1/15/2020, Series
$6,750,000	2014-A2, Class A2	$6,753,735
	Carlyle Global Market Strategies CLO, Ltd.
	2.181%, 7/20/2023, Series
3,251,537	2012-2A, Class A1R*,b	3,251,957
	2.380%, 10/15/2026, Series
3,750,000	2014-4A, Class A1*,b	3,755,876
	CarMax Auto Owner Trust
	1.210%, 11/15/2019, Series
6,300,000	2016-4, Class A2	6,287,108
	Cent CLO 16, LP
	2.136%, 8/1/2024, Series
3,653,108	2012-16A, Class A1AR*,b	3,653,805
	Cent CLO 22, Ltd.
	2.291%, 11/7/2026, Series
3,750,000	2014-22A, Class A1R*,b	3,741,210
	Chase Issuance Trust
	1.100%, 1/15/2020, Series
2,250,000	2016-A6, Class A6	2,244,483
	1.590%, 2/18/2020, Series
3,700,000	2015-A2, Class A2	3,710,238
	1.620%, 7/15/2020, Series
2,800,000	2015-A7, Class A7	2,805,247
	1.114%, 5/17/2021, Series
3,000,000	2016-A1, Class Ab	3,009,374
	Chesapeake Funding II, LLC
	1.880%, 6/15/2028, Series
4,000,000	2016-2A, Class A1[c]	3,989,144
	Chrysler Capital Auto Receivables Trust
	1.360%, 1/15/2020, Series
5,000,000	2016-BA, Class A2[c]	4,992,980
	Citibank Credit Card Issuance Trust
	1.020%, 2/22/2019, Series
6,975,000	2014-A2, Class A2	6,974,720
	Commonbond Student Loan Trust
	3.200%, 6/25/2032, Series
880,697	2015-A, Class A*	879,670
	CPS Auto Receivables Trust
	2.070%, 11/15/2019, Series
2,116,952	2016-B, Class Ac	2,124,182
	Credit Based Asset Servicing and Securitization, LLC
	3.503%, 12/25/2036, Series
1,555,891	2006-CB2, Class AF2[d]	1,145,848
	Dryden 34 Senior Loan Fund CLO
	2.310%, 10/15/2026, Series
3,760,000	2014-34A, Class A*,b	3,766,512
	Edlinc Student Loan Funding Trust
	3.410%, 10/1/2025, Series
1,598,141	2012-A, Class AT*,b	1,615,893
	Ford Credit Auto Owner Trust
	1.040%, 9/15/2019, Series
5,500,000	2016-C, Class A2A	5,487,902
	2.260%, 11/15/2025, Series
3,575,000	2014-1, Class Ac	3,604,291
	GMAC Mortgage Corporation Loan Trust
	1.084%, 8/25/2035, Series
358,347	2005-HE1, Class A2[b,e]	338,972
	5.750%, 10/25/2036, Series
713,758	2006-HE3, Class A2[e]	685,699
	0.772%, 12/25/2036, Series
1,310,351	2006-HE4, Class A1[b,e]	1,215,794
	GoldenTree Loan Opportunities IX, Ltd.
	2.238%, 10/29/2026, Series
3,500,000	2014-9A, Class AR*,b	3,497,583
	Impac CMB Trust
	1.276%, 4/25/2035, Series
1,349,878	2005-2, Class 1A1[b]	1,231,473
	1.396%, 8/25/2035, Series
420,309	2005-5, Class A1[b]	368,558
	John Deere Owner Trust
	1.250%, 6/15/2020, Series
1,750,000	2016-B, Class A3	1,741,360
	Kubota Credit Owner Trust
	1.500%, 7/15/2020, Series
3,000,000	2016-1A, Class A3[c]	2,969,923
	Madison Park Funding XIV CLO, Ltd.
	2.331%, 7/20/2026, Series
4,150,000	2014-14A, Class A2*,b	4,157,009
	Master Credit Card Trust
	1.494%, 9/23/2019, Series
4,500,000	2016-1A, Class Ab,c	4,517,654
	Mill City Mortgage Loan Trust
	2.500%, 4/25/2057, Series
1,635,251	2016-1, Class A1[c]	1,626,712
	MLCC Mortgage Investors, Inc.
	1.416%, 9/25/2029, Series
384,308	2004-D, Class A1[b]	380,549
	Mortgage Equity Conversion Asset Trust
	1.360%, 1/25/2042, Series
4,141,346	2007-FF1, Class A*,b	3,547,063
	1.280%, 2/25/2042, Series
4,138,472	2007-FF2, Class A*,b	3,517,702
	Neuberger Berman CLO, Ltd.
	2.346%, 8/4/2025, Series
3,000,000	2014-17A, Class A*,b	3,000,078
	NextGear Floorplan Master Owner Trust
	1.920%, 10/15/2019, Series
3,000,000	2014-1A, Class A*	2,999,871
	Northstar Education Finance, Inc.
	1.456%, 12/26/2031, Series
2,297,514	2012-1, Class Ab,c	2,246,081
	Octagon Investment Partners XX CLO, Ltd.
	2.342%, 8/12/2026, Series
3,760,000	2014-1A, Class A*,b	3,766,569
	OneMain Direct Auto Receivables Trust
	2.040%, 1/15/2021, Series
1,642,307	2016-1A, Class Ac	1,645,026
	OneMain Financial Issuance Trust
	4.100%, 3/20/2028, Series
2,000,000	2016-2A, Class Ac	2,038,627
	OZLM VIII, Ltd.
	2.320%, 10/17/2026, Series
3,760,000	2014-8A, Class A1A*,b	3,766,715
	Prestige Auto Receivables Trust
	1.460%, 7/15/2020, Series
5,500,000	2016-2A, Class A2[c]	5,494,396
	Race Point IX CLO, Ltd.
	2.390%, 4/15/2027, Series
1,500,000	2015-9A, Class A1*,b	1,504,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Asset-Backed Securities (26.6%) - continued
	Renaissance Home Equity Loan Trust
$3,298,262	5.608%, 5/25/2036, Series 2006-1, Class AF3[d]	$2,118,384
1,169,315	5.285%, 1/25/2037, Series 2006-4, Class AF2[d]	616,936
	Securitized Term Auto Receivables Trust
2,750,000	1.284%, 11/26/2018, Series 2016-1A, Class A2Ac	2,747,136
	Selene Non-Performing Loans, LLC
267,044	2.981%, 5/25/2054, Series 2014-1A, Class A*	266,779
	SLM Student Loan Trust
1,538,918	1.304%, 7/15/2022, Series 2014-A, Class A1[b,c]	1,540,177
619,320	1.304%, 8/15/2022, Series 2013-A, Class A1[b,c]	619,694
109,543	1.454%, 10/16/2023, Series 2012-E, Class A1[b,c]	109,567
4,627,063	1.156%, 3/25/2025, Series 2010-1, Class Ab	4,506,251
2,985,267	1.276%, 3/25/2026, Series 2011-1, Class A1[b]	2,980,693
2,700,000	1.754%, 5/17/2027, Series 2013-A, Class A2Bb,c	2,719,846
	SoFi Consumer Loan Program, LLC
2,849,846	3.050%, 12/26/2025, Series 2016-3, Class Ac	2,839,384
	SoFi Professional Loan Program, LLC
2,177,892	2.420%, 3/25/2030, Series 2015-A, Class A2[c]	2,170,446
2,560,221	1.480%, 5/26/2031, Series 2016-C, Class A2Ac	2,555,126
1,955,562	2.510%, 8/25/2033, Series 2015-C, Class A2[c]	1,952,036
2,100,000	1.380%, 7/25/2039, Series 2016-E, Class A1[c]	2,103,174
	Springleaf Funding Trust
3,650,000	2.900%, 11/15/2029, Series 2016-AA, Class Ac	3,640,495
	Symphony CLO VIII, Ltd.
3,441,867	1.976%, 1/9/2023, Series 2012-8A, Class AR*,b	3,442,329
	Synchrony Credit Card Master Note Trust
6,250,000	1.360%, 8/17/2020, Series 2012-6, Class A	6,253,312
	Toyota Auto Receivables Owner Trust
5,500,000	1.060%, 5/15/2019, Series 2016-D, Class A2A	5,489,185
	Vericrest Opportunity Loan Transferee
1,868,502	3.500%, 6/26/2045, Series 2015-NPL8, Class A1[c,d]	1,872,029
1,237,349	4.250%, 2/26/2046, Series 2016-NPL1, Class A1[c,d]	1,250,466
2,315,959	3.750%, 6/25/2046, Series 2016-NPL7, Class A1[c,d]	2,316,917
498,047	3.375%, 10/26/2054, Series 2014-NPL8, Class A1[c]	499,720
	Verizon Owner Trust
4,000,000	1.420%, 1/20/2021, Series 2016-1A, Class Ac	3,971,169
	Voya CLO 3, Ltd.
3,760,000	2.302%, 7/25/2026, Series 2014-3A, Class A1*,b	3,766,050
	Wachovia Asset Securitization, Inc.
743,307	0.896%, 7/25/2037, Series 2007-HE1, Class A*,b,e	634,427

	Total	235,907,687

Basic Materials (0.5%)
	Albemarle Corporation
1,095,000	3.000%, 12/1/2019	1,119,313
	Georgia-Pacific, LLC
2,555,000	2.539%, 11/15/2019[c]	2,576,166
	Glencore Funding, LLC
1,000,000	1.940%, 4/16/2018[b,c]	988,700

	Total	4,684,179

Capital Goods (0.5%)
	Lockheed Martin Corporation
1,500,000	2.500%, 11/23/2020	1,511,507
	Roper Technologies, Inc.
867,000	1.850%, 11/15/2017	869,630
1,109,000	6.250%, 9/1/2019	1,219,298
500,000	2.800%, 12/15/2021	499,253
	Textron, Inc.
400,000	3.875%, 3/1/2025	401,702

	Total	4,501,390

Collateralized Mortgage Obligations (4.2%)
	American Home Mortgage Assets Trust
2,386,193	1.487%, 11/25/2046, Series 2006-5, Class A1[b]	1,234,771
	BCAP, LLC Trust
1,983,987	0.936%, 3/25/2037, Series 2007-AA1, Class 2A1[b]	1,841,151
	Bear Stearns Adjustable Rate Mortgage Trust
728,333	2.830%, 10/25/2035, Series 2005-9, Class A1[b]	701,245
	Countrywide Alternative Loan Trust
457,338	5.500%, 11/25/2035, Series 2005-49CB, Class A1	438,079
512,905	5.500%, 2/25/2036, Series 2005-85CB, Class 2A2	475,944
927,654	6.000%, 1/25/2037, Series 2006-39CB, Class 1A16	885,763
	Countrywide Home Loans, Inc.
1,367,201	2.981%, 3/20/2036, Series 2006-HYB1, Class 1A1	1,156,789
1,265,870	3.005%, 9/20/2036, Series 2006-HYB5, Class 2A1	999,911
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,582,038	1.337%, 4/25/2047, Series 2007-OA2, Class A1[b]	2,187,064
	HarborView Mortgage Loan Trust
1,274,526	2.660%, 6/19/2034, Series 2004-5, Class 3A	1,245,650
	J.P. Morgan Alternative Loan Trust
1,939,668	2.972%, 3/25/2036, Series 2006-A1, Class 2A1	1,624,299
	J.P. Morgan Mortgage Trust
298,374	3.110%, 10/25/2036, Series 2006-A6, Class 1A2	270,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Collateralized Mortgage Obligations (4.2%) - continued
	Master Asset Securitization Trust
$1,148,164	1.256%, 6/25/2036, Series 2006-2, Class 2A2[b]	$597,094
	Residential Accredit Loans, Inc. Trust
993,883	4.013%, 9/25/2035, Series 2005-QA10, Class A31	835,734
	Sequoia Mortgage Trust
2,272,319	1.950%, 9/20/2034, Series 2004-8, Class A2[b]	2,183,247
	Structured Adjustable Rate Mortgage Loan Trust
27,631	3.322%, 12/25/2034, Series 2004-18, Class 5A	26,894
	Structured Asset Securities Corporation Trust
1,816,320	5.500%, 12/25/2034, Series 2005-10, Class 3A1	1,824,682
	Wachovia Mortgage Loan Trust, LLC
768,879	3.407%, 5/20/2036, Series 2006-A, Class 2A1	678,218
	WaMu Mortgage Pass Through Certificates
670,401	1.046%, 10/25/2045, Series 2005-AR13, Class A1A1[b]	641,318
2,166,613	1.447%, 10/25/2046, Series 2006-AR13, Class 1Ab	1,816,834
2,104,884	1.361%, 12/25/2046, Series 2006-AR17, Class 1Ab	1,632,033
2,116,460	1.307%, 1/25/2047, Series 2006-AR19, Class 1Ab	1,650,687
	Washington Mutual Mortgage Pass Through Certificates Trust
1,679,931	1.487%, 9/25/2046, Series 2006-AR7, Class A1Ab	1,120,478
2,789,855	1.317%, 2/25/2047, Series 2007-OA3, Class 2Ab	2,079,554
	Wells Fargo Commercial Mortgage Trust
3,575,000	2.632%, 5/15/2048	3,623,783
	Wells Fargo Mortgage Backed Securities Trust
2,337,347	3.108%, 10/25/2034, Series 2004-V, Class 2A1	2,332,341
1,159,711	5.500%, 8/25/2035, Series 2005-6, Class A12	1,184,844
794,989	3.003%, 3/25/2036, Series 2006-AR2, Class 2A1	793,081
589,515	3.109%, 3/25/2036, Series 2006-AR6, Class 3A1	558,105

	Total	36,640,131

Commercial Mortgage-Backed Securities (2.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,998,258	5.331%, 2/11/2044	1,999,368
	Citigroup Commercial Mortgage Trust
1,004,063	1.102%, 11/10/2046	1,001,668
1,250,000	5.711%, 12/10/2049	1,260,831
	Commercial Mortgage Pass-Through Certificates
5,000,000	1.699%, 6/8/2030[b,c]	5,012,554
	Federal National Mortgage Association
124,141	1.272%, 1/25/2017	124,033
	GS Mortgage Securities Trust
127,195	2.999%, 8/10/2044	127,132
	Morgan Stanley Capital, Inc.
2,997,881	5.406%, 3/15/2044	2,995,263
	SCG Trust
3,150,000	2.104%, 11/15/2026[b,c]	3,150,003
	WFRBS Commercial Mortgage Trust
3,480,351	1.406%, 9/15/2046	3,480,256

	Total	19,151,108

Communications Services (2.6%)
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,226,409
	American Tower Trust I
1,650,000	1.551%, 3/15/2018*	1,648,504
	AT&T, Inc.
1,125,000	1.750%, 1/15/2018	1,125,606
1,735,000	1.928%, 6/30/2020[b]	1,744,411
1,750,000	2.800%, 2/17/2021	1,734,667
	Charter Communications Operating, LLC
1,397,000	3.579%, 7/23/2020	1,424,279
1,397,000	4.464%, 7/23/2022	1,458,418
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	253,485
1,000,000	2.250%, 9/1/2021	966,542
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,263,731
	NBC Universal Enterprise, Inc.
2,250,000	1.662%, 4/15/2018[c]	2,252,306
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[c]	1,366,530
	Verizon Communications, Inc.
1,000,000	1.351%, 6/9/2017[b]	1,001,160
2,580,000	1.763%, 6/17/2019[b]	2,603,457
1,825,000	3.000%, 11/1/2021	1,837,142

	Total	22,906,647

Consumer Cyclical (1.6%)
	BMW US Capital, LLC
1,600,000	1.500%, 4/11/2019[c]	1,584,192
	CVS Health Corporation
1,065,000	2.250%, 8/12/2019	1,070,380
	Daimler Finance North America, LLC
2,500,000	1.591%, 8/3/2017[b,c]	2,506,540
	eBay, Inc.
775,000	2.500%, 3/9/2018	781,705
	Home Depot, Inc.
825,000	1.333%, 9/15/2017[b]	826,390
2,100,000	4.400%, 4/1/2021	2,275,134
	Newell Rubbermaid, Inc.
1,250,000	3.150%, 4/1/2021	1,271,065
	Ralph Lauren Corporation
275,000	2.625%, 8/18/2020	277,577
	Walgreens Boots Alliance, Inc.
980,000	1.750%, 5/30/2018	980,830
980,000	2.600%, 6/1/2021	972,985
	Yale University
1,550,000	2.086%, 4/15/2019	1,563,077

	Total	14,109,875

Consumer Non-Cyclical (5.9%)
	Abbott Laboratories
2,100,000	2.350%, 11/22/2019	2,101,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Consumer Non-Cyclical (5.9%) - continued
	Actavis Funding SCS
$2,435,000	2.208%, 3/12/2020[b]	$2,481,623
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	500,062
	Anheuser-Busch InBev Finance, Inc.
2,290,000	2.146%, 2/1/2021[b]	2,330,277
	BAT International Finance plc
2,335,000	1.473%, 6/15/2018[b,c]	2,335,448
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[c]	1,251,620
	Boston Scientific Corporation
2,045,000	6.000%, 1/15/2020	2,245,768
	Bunge Limited Finance Corporation
1,135,000	3.500%, 11/24/2020	1,154,338
	Celgene Corporation
1,270,000	3.550%, 8/15/2022	1,301,087
	Church & Dwight Company, Inc.
1,440,000	2.450%, 12/15/2019	1,446,437
	EMD Finance, LLC
2,470,000	1.343%, 3/17/2017[b,c]	2,470,568
	Express Scripts Holding Company
1,200,000	3.000%, 7/15/2023	1,160,308
	Forest Laboratories, Inc.
2,750,000	4.375%, 2/1/2019[c]	2,856,620
	Gilead Sciences, Inc.
1,300,000	2.550%, 9/1/2020	1,314,000
1,300,000	3.250%, 9/1/2022	1,325,525
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,562,294
	Imperial Tobacco Finance plc
1,750,000	3.750%, 7/21/2022[c]	1,794,635
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[c]	2,509,830
	Laboratory Corporation of America Holdings
1,705,000	2.625%, 2/1/2020	1,702,437
	Mead Johnson Nutrition Company
1,150,000	3.000%, 11/15/2020	1,163,503
	Merck & Company, Inc.
1,825,000	1.257%, 2/10/2020[b]	1,834,495
	Mondelez International, Inc.
1,858,000	1.406%, 2/1/2019[b]	1,857,896
	Mylan NV
1,275,000	3.150%, 6/15/2021[c]	1,250,169
	PepsiCo, Inc.
1,185,000	1.394%, 10/6/2021[b]	1,189,635
	Reynolds American, Inc.
549,000	3.250%, 6/12/2020	562,216
	Shire Acquisitions Investments Ireland Designated Activity Company
2,150,000	1.900%, 9/23/2019	2,121,747
	Teva Pharmaceutical Finance Netherlands III BV
2,125,000	1.700%, 7/19/2019	2,086,954
	Unilever Capital Corporation
2,600,000	2.200%, 3/6/2019	2,625,319
3,650,000	2.100%, 7/30/2020	3,635,112

	Total	52,171,359

Energy (3.5%)
	Anadarko Petroleum Corporation
965,000	4.850%, 3/15/2021	1,033,883
	BP Capital Markets plc
1,600,000	1.676%, 5/3/2019	1,588,281
	Cameron International Corporation
1,575,000	1.400%, 6/15/2017	1,574,364
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,008,736
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,629,375
	Ecopetrol SA
400,000	5.875%, 9/18/2023	423,400
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,226,940
	Enbridge, Inc.
1,700,000	1.384%, 6/2/2017[b]	1,700,158
	Encana Corporation
1,115,000	3.900%, 11/15/2021	1,123,006
	EOG Resources, Inc.
1,075,000	2.625%, 3/15/2023	1,041,044
	Exxon Mobil Corporation
2,100,000	1.708%, 3/1/2019	2,104,049
1,785,000	1.316%, 3/6/2022[b]	1,772,382
	Marathon Petroleum Corporation
1,500,000	3.400%, 12/15/2020	1,532,904
	Petroleos Mexicanos
1,300,000	4.607%, 3/11/2022[b,c]	1,340,625
1,857,250	2.378%, 4/15/2025	1,856,453
	Schlumberger Holdings Corporation
1,500,000	3.000%, 12/21/2020[c]	1,530,534
	Shell International Finance BV
1,735,000	1.352%, 5/11/2020[b]	1,736,119
	Sinopec Group Overseas Development, Ltd.
1,325,000	1.750%, 9/29/2019[c]	1,303,320
	Sunoco Logistics Partners Operations, LP
1,860,000	4.400%, 4/1/2021	1,957,176
	Transcontinental Gas Pipe Line Company, LLC
725,000	7.850%, 2/1/2026[c]	913,087

	Total	30,395,836

Financials (20.1%)
	ABN AMRO Bank NV
2,040,000	2.450%, 6/4/2020[c]	2,028,690
	Aetna, Inc.
2,200,000	1.900%, 6/7/2019	2,194,388
	Aflac, Inc.
2,100,000	2.400%, 3/16/2020	2,106,218
	American Express Credit Corporation
2,580,000	1.543%, 3/18/2019[b]	2,584,923
850,000	2.009%, 9/14/2020[b]	864,160
	American International Group, Inc.
1,430,000	3.300%, 3/1/2021	1,463,535
	Ares Capital Corporation
1,400,000	4.875%, 11/30/2018	1,450,806
	Bank of America Corporation
1,800,000	1.700%, 8/25/2017	1,802,349
2,000,000	2.066%, 3/22/2018[b]	2,013,462
2,200,000	1.716%, 4/1/2019[b]	2,210,351
1,185,000	2.061%, 10/21/2022[b]	1,205,517
1,100,000	4.000%, 1/22/2025	1,100,010
1,100,000	6.100%, 3/17/2025[f]	1,106,050
	Bank of America NA
2,000,000	5.300%, 3/15/2017	2,015,486
	Bank of New York Mellon Corporation
675,000	4.500%, 6/20/2023[f]	617,254
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,445,000	2.850%, 9/8/2021[c,g]	1,443,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Financials (20.1%) - continued
	BB&T Corporation
$1,520,000	1.595%, 1/15/2020[b]	$1,525,220
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,589,733
	BNZ International Funding, Ltd.
1,325,000	1.939%, 9/14/2021[b,c]	1,328,519
	Caisse Centrale Desjardins du Quebec
2,155,000	1.552%, 1/29/2018[b,c]	2,152,804
	Citigroup, Inc.
1,840,000	1.642%, 4/8/2019[b]	1,842,237
1,725,000	2.361%, 9/1/2023[b]	1,759,298
	CNA Financial Corporation
3,000,000	5.875%, 8/15/2020	3,311,748
1,500,000	5.750%, 8/15/2021	1,674,182
	CoBank ACB
1,965,000	1.563%, 6/15/2022[b]	1,879,458
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,600,000	2.500%, 1/19/2021	1,598,438
	Credit Agricole SA
1,650,000	1.680%, 4/15/2019[b,c]	1,657,166
1,800,000	1.923%, 6/10/2020[b,c,g]	1,806,149
1,050,000	8.125%, 12/23/2025[c,f]	1,105,083
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[c]	1,593,375
990,000	7.500%, 12/11/2023[c,f]	1,035,787
	Discover Bank
1,850,000	8.700%, 11/18/2019	2,099,530
	Discover Financial Services
2,750,000	2.600%, 11/13/2018	2,773,323
	DRB Prime Student Loan Trust
3,685,025	2.492%, 10/27/2031, Series 2015-B, Class A1*,b	3,750,579
	Fifth Third Bancorp
1,440,000	2.875%, 10/1/2021	1,455,780
	Goldman Sachs Capital II
88,000	4.000%, 2/3/2017[b,f]	71,816
	Goldman Sachs Group, Inc.
1,915,000	2.006%, 11/15/2018[b]	1,933,204
2,160,000	2.042%, 4/23/2020[b]	2,180,641
1,720,000	2.241%, 11/15/2021[b]	1,729,295
1,375,000	2.537%, 11/29/2023[b]	1,417,635
	HCP, Inc.
1,330,000	4.000%, 12/1/2022	1,367,624
	Hospitality Properties Trust
1,750,000	4.250%, 2/15/2021	1,809,098
	HSBC Holdings plc
1,325,000	2.358%, 1/5/2022[b]	1,349,689
	HSBC USA, Inc.
1,905,000	1.298%, 6/23/2017[b]	1,904,095
	Huntington Bancshares, Inc.
1,600,000	3.150%, 3/14/2021	1,621,227
	ING Bank NV
2,750,000	1.876%, 8/17/2020[b,c]	2,767,014
	ING Capital Funding Trust III
1,000,000	4.438%, 3/31/2017[b,f]	995,000
	ING Groep NV
1,650,000	6.000%, 4/16/2020[f]	1,608,750
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[c]	1,384,740
	J.P. Morgan Chase & Company
4,000,000	1.782%, 1/25/2018[b]	4,026,140
1,450,000	7.900%, 4/30/2018[f]	1,501,475
1,750,000	2.250%, 1/23/2020	1,744,785
1,750,000	3.875%, 9/10/2024	1,768,581
	J.P. Morgan Chase Bank NA
1,350,000	1.588%, 9/23/2019[b]	1,351,015
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	4,000,984
	KeyBank NA
2,750,000	1.451%, 6/1/2018[b]	2,753,427
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	754,585
	Lloyds Bank plc
2,475,000	1.490%, 3/16/2018[b]	2,478,359
	Lloyds Banking Group plc
350,000	4.582%, 12/10/2025	351,225
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[c]	3,342,882
	Mitsubishi UFJ Financial Group, Inc.
1,325,000	2.017%, 9/13/2021[b]	1,326,917
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[c]	863,617
	Mizuho Financial Group, Inc.
1,325,000	2.097%, 9/13/2021[b]	1,324,550
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[f]	990,000
2,155,000	2.026%, 1/27/2020[b]	2,174,065
1,100,000	5.550%, 7/15/2020[f,g]	1,112,375
1,600,000	2.282%, 10/24/2023[b]	1,617,778
1,750,000	5.000%, 11/24/2025	1,867,047
	NCUA Guaranteed Notes
1,166,159	0.999%, 12/7/2020[b]	1,163,606
	New York Life Global Funding
600,000	1.550%, 11/2/2018[c]	598,166
	Peachtree Corners Funding Trust
1,375,000	3.976%, 2/15/2025[c]	1,339,928
	Prudential Financial, Inc.
1,430,000	2.350%, 8/15/2019	1,443,146
	Realty Income Corporation
1,500,000	2.000%, 1/31/2018	1,504,073
	Regions Financial Corporation
1,200,000	3.200%, 2/8/2021	1,216,006
	Reliance Standard Life Global Funding II
1,740,000	2.500%, 4/24/2019[c]	1,750,826
	Santander UK plc
975,000	3.125%, 1/8/2021	972,722
	Simon Property Group, LP
1,635,000	2.500%, 9/1/2020	1,646,120
1,600,000	2.500%, 7/15/2021	1,600,120
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[c]	2,489,800
	SLM Corporation
700,000	4.625%, 9/25/2017	711,375
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[c]	1,988,780
	Standard Chartered plc
1,225,000	3.950%, 1/11/2023[c,g]	1,195,949
	State Street Corporation
2,499,000	1.809%, 8/18/2020[b]	2,532,424
	Sumitomo Mitsui Banking Corporation
2,555,000	1.460%, 1/16/2018[b]	2,558,204
	Sumitomo Mitsui Financial Group, Inc.
1,800,000	4.436%, 4/2/2024[c]	1,876,532

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
Financials (20.1%) - continued
	SunTrust Banks, Inc.
$775,000	2.900%, 3/3/2021	$785,303
	Svensk Exportkredit AB
3,500,000	1.182%, 1/23/2017[b]	3,500,812
	Svenska Handelsbanken AB
750,000	1.483%, 6/17/2019[b]	750,548
	Swedbank AB
1,750,000	1.750%, 3/12/2018[c]	1,749,421
	Synchrony Financial
1,440,000	2.111%, 2/3/2020[b]	1,423,705
1,520,000	3.750%, 8/15/2021	1,560,918
	Toronto-Dominion Bank
1,500,000	1.889%, 12/14/2020[b]	1,517,633
	UBS AG
2,750,000	1.697%, 3/26/2018[b]	2,759,147
	USB Group Funding Jersey, Ltd.
2,250,000	2.437%, 9/24/2020[b,c]	2,276,057
	USB Realty Corporation
1,495,000	2.027%, 1/15/2022[b,c,f]	1,315,600
	Voya Financial, Inc.
1,500,000	2.900%, 2/15/2018	1,518,397
500,000	5.650%, 5/15/2053	492,500
	Wells Fargo & Company
2,155,000	1.567%, 1/30/2020[b]	2,153,942
925,000	3.450%, 2/13/2023	927,402
1,600,000	2.117%, 10/31/2023[b]	1,619,749
1,100,000	5.875%, 6/15/2025[f]	1,154,890
1,100,000	4.100%, 6/3/2026	1,112,929
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[c]	2,494,877
	XLIT, Ltd.
1,100,000	4.450%, 3/31/2025	1,089,367

	Total	177,426,117

Foreign Government (0.8%)
	Costa Rica Government International Bond
1,650,000	4.250%, 1/26/2023[c]	1,505,625
	Export-Import Bank of Korea
2,130,000	2.250%, 1/21/2020	2,117,424
	Kommunalbanken AS
3,500,000	1.500%, 10/22/2019[c]	3,468,346
	Poland Government International Bond
125,000	4.000%, 1/22/2024	127,845

	Total	7,219,240

Mortgage-Backed Securities (3.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,150,000	3.000%, 1/1/2032[h]	7,333,755
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
444,913	6.500%, 9/1/2037	504,177
6,000,000	4.000%, 1/1/2047[h]	6,298,800
	Federal National Mortgage Association Connecticut Avenue Securities
4,222,895	2.056%, 4/25/2029, Series 2016-C07, Class 2M1[b]	4,227,096
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,015,864	2.250%, 6/25/2025, Series 2010-58, Class PT	2,040,824
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
601,819	5.464%, 9/1/2037[b]	637,355
358,707	5.210%, 10/1/2037[b]	358,283
2,496,271	2.046%, 1/1/2043[b]	2,594,431
4,935,414	1.740%, 7/1/2043[b]	5,072,194

	Total	29,066,915

Technology (2.1%)
	Amphenol Corporation
1,409,000	2.550%, 1/30/2019	1,425,422
	Apple, Inc.
3,050,000	1.181%, 5/6/2019[b]	3,062,496
1,735,000	1.202%, 5/6/2020[b]	1,733,572
	Automatic Data Processing, Inc.
1,000,000	2.250%, 9/15/2020	1,004,425
	Cisco Systems, Inc.
1,300,000	1.511%, 2/21/2018[b]	1,307,472
2,335,000	1.431%, 3/1/2019[b]	2,348,326
	Diamond 1 Finance Corporation
985,000	3.480%, 6/1/2019[c]	1,005,240
	Hewlett Packard Enterprise Company
2,800,000	2.788%, 10/5/2018[b]	2,861,113
	Intel Corporation
905,000	3.100%, 7/29/2022	929,620
	Oracle Corporation
1,675,000	2.500%, 5/15/2022	1,661,595
	Texas Instruments, Inc.
1,300,000	1.750%, 5/1/2020	1,284,895

	Total	18,624,176

Transportation (1.9%)
	Air Canada Pass Through Trust
1,388,121	3.875%, 3/15/2023[c]	1,339,537
	American Airlines Pass Through Trust
1,222,311	5.600%, 7/15/2020[c]	1,268,147
1,198,671	4.950%, 1/15/2023	1,278,083
943,233	3.700%, 5/1/2023	919,652
	British Airways plc
1,333,831	4.625%, 6/20/2024[c]	1,418,863
	Continental Airlines, Inc.
2,690,137	4.150%, 4/11/2024	2,764,116
	Delta Air Lines, Inc.
649,180	4.750%, 5/7/2020	678,393
	ERAC USA Finance, LLC
1,600,000	2.600%, 12/1/2021[c]	1,573,045
	J.B. Hunt Transport Services, Inc.
1,450,000	3.300%, 8/15/2022	1,454,221
	TTX Company
2,000,000	2.250%, 2/1/2019[c]	1,998,408
800,000	4.125%, 10/1/2023*	813,181
	Virgin Australia Holdings, Ltd.
1,117,916	5.000%, 10/23/2023[c]	1,168,222

	Total	16,673,868

U.S. Government and Agencies (16.4%)
	Federal Home Loan Bank
1,000,000	1.375%, 11/15/2019	995,517
	Federal National Mortgage Association
7,500,000	1.250%, 8/17/2021	7,247,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (94.9%)	Value
U.S. Government and Agencies (16.4%) - continued
	U.S. Treasury Bonds
$8,000,000	5.500%, 8/15/2028	$10,340,888
200,000	3.000%, 5/15/2042	197,920
1,300,000	3.625%, 2/15/2044	1,437,877
2,800,000	2.500%, 5/15/2046	2,482,119
	U.S. Treasury Bonds, TIPS
19,600,020	0.125%, 4/15/2019	19,843,825
7,147,208	0.125%, 1/15/2023	7,093,618
7,756,836	0.625%, 1/15/2026	7,823,723
6,120,900	1.000%, 2/15/2046	6,144,490
	U.S. Treasury Notes
300,000	0.875%, 1/31/2017[i]	300,119
5,000,000	1.250%, 12/15/2018	5,004,390
12,350,000	1.500%, 10/31/2019	12,374,107
48,990,000	1.125%, 8/31/2021	47,289,067
13,150,000	2.125%, 6/30/2022	13,182,047
2,565,000	1.625%, 8/15/2022	2,498,718
200,000	2.000%, 11/15/2026	192,118

	Total	144,447,770

Utilities (2.7%)
	Ameren Corporation
1,175,000	2.700%, 11/15/2020	1,180,404
	Berkshire Hathaway Energy Company
1,550,000	2.400%, 2/1/2020	1,553,267
	DTE Energy Company
730,000	2.400%, 12/1/2019	733,245
	Electricite de France SA
1,500,000	5.250%, 1/19/2023[c,f]	1,410,000
	Eversource Energy
1,560,000	1.600%, 1/15/2018	1,556,292
1,250,000	1.450%, 5/1/2018	1,245,710
	Exelon Corporation
1,650,000	2.850%, 6/15/2020	1,666,667
	Exelon Generation Company, LLC
1,385,000	2.950%, 1/15/2020	1,400,770
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043	1,156,294
	NextEra Energy Capital Holdings, Inc.
950,000	2.300%, 4/1/2019	956,861
	Pacific Gas & Electric Company
250,000	5.625%, 11/30/2017	259,258
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,505,365
	PPL Capital Funding, Inc.
1,580,000	3.500%, 12/1/2022	1,614,084
	Public Service Electric And Gas Company
2,570,000	1.800%, 6/1/2019	2,566,474
	Sempra Energy
2,425,000	2.300%, 4/1/2017	2,429,712
1,765,000	2.400%, 3/15/2020	1,761,435
	Southern California Edison Company
1,040,000	2.400%, 2/1/2022	1,035,965

	Total	24,031,803

	Total Long-Term Fixed Income (cost $847,058,382)	837,958,101

Shares	Preferred Stock (0.4%)
Financials (0.3%)
66,000	Citigroup, Inc., 7.257%[b]	1,704,120
8,125	Farm Credit Bank of Texas, 6.750%[f]	845,000

	Total	2,549,120

Utilities (0.1%)
36,000	Southern California Edison Company Trust IV, 5.375%[f]	888,480

	Total	888,480

	Total Preferred Stock (cost $3,534,100)	3,437,600

	Common Stock (<0.1%)

Energy (<0.1%)
2,095	Arch Coal, Inc.[j]	163,515
816	Vantage Drilling International[j]	82,416

	Total	245,931

	Total Common Stock (cost $209,137)	245,931

	Collateral Held for Securities Loaned (0.4%)
3,886,725	Thrivent Cash Management Trust	3,886,725

	Total Collateral Held for Securities Loaned (cost $3,886,725)	3,886,725

Shares or Principal Amount	Short-Term Investments (4.3%)[k]
	Federal Home Loan Bank Discount Notes
300,000	0.400%, 1/13/2017[l]	299,968
1,000,000	0.425%, 1/20/2017[l]	999,821
	Thrivent Core Short-Term Reserve Fund
3,694,371	0.910%	36,943,713

	Total Short-Term Investments (cost $38,243,449)	38,243,502

	Total Investments (cost $908,684,967) 101.7%	$898,798,165

	Other Assets and Liabilities, Net (1.7%)	(14,711,729)

	Total Net Assets 100.0%	$884,086,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2016

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $169,330,931 or 19.2% of total net assets.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
e	All or a portion of the security is insured or guaranteed.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	All or a portion of the security is on loan.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	At December 31, 2016, $40,016 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2016 was $88,880,192 or 10.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,758,120
American Tower Trust I, 3/15/2018	3/6/2013	1,650,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	3,765,563
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,758,120
Bayview Opportunity Master Fund Trust, 7/28/2034	6/27/2014	1,878,887
Betony CLO, Ltd., 4/15/2027	11/17/2016	3,425,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,760,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,756,203
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,750,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,251,537
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,653,108
Cent CLO 22, Ltd., 11/7/2026	11/1/2016	3,750,000
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	880,474
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	3,713,157
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,760,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	1,609,026
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	4,145,020
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	4,138,473
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	4,141,346
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	3,000,000
NextGear Floorplan Master Owner Trust, 10/15/2019	11/3/2014	2,999,466
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,760,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,738,568
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,500,000
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	267,044
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	3,441,867
TTX Company, 10/1/2023	9/19/2013	799,992
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,754,360
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	743,307

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$3,756,401

Total lending	$3,756,401
Gross amount payable upon return of collateral for securities loaned	$3,886,725

Net amounts due to counterparty	$130,324

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2017	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2017	By:	/s/ David S. Royal
David S. Royal
President

Date: February 28, 2017	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer